UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)	(Zip code)

Andrea Anastasio
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:	(413) 744-1000

Date of fiscal year end:	9/30/2023

Date of reporting period:	9/30/2023

Item 1. Reports to Stockholders.

(a)	The Reports to Stockholders are attached herewith.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2023

Global markets continue to reward retirement investors

During the fiscal year ended September 30, 2023, U.S. stocks were up over 21%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by nearly 3% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, strong suggestions of a generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market highlights

●

For the reporting period from October 1, 2022 through September 30, 2023, U.S. stocks were up over 21%, in a market environment where economic activity remained strong, despite the Fed continuing to raise interest rates in an effort to combat high inflation.

●	In the fourth quarter of 2022, investors experienced a stock market rally, as fears generally lessened regarding high inflation, high interest rates, high energy prices, and a global recession.

●

The first quarter of 2023 was a continuation of the prior quarter, aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

●

In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

●

The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

●	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.

●	U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive Fed interest rate hikes aimed at reducing demand-driven inflationary pressures.

Market environment

For the fiscal year beginning on October 1, 2022, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500 Index® (“S&P 500”)1 entering bull market territory after rising more than 20% from its previous highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 19.4% in the period,2 aided

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 August 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis;
https://fred.stlouisfed.org/series/UMCSENT, October 5, 2023.

3 August 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 5, 2023.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

by lower inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 5.8% year-over-year.3

As a result, the broad-market S&P 500 rose 21.62% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 26.11% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 was up 19.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 35% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.02% over the period, hurt by the sharp rise in interest rates that made the stock dividend yields less attractive. The real estate sector also ended the period in the red, declining 1.84%.

Developed international markets, as measured by the MSCI EAFE® Index,6 outperformed their domestic peers, ending the fiscal year up 25.65%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 11.70% for the period. Investors shifted back into developed international and emerging-market stocks during the period in response to lower-than-expected energy costs, a more resilient consumer, and stronger-than-expected economic activity.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from 3.83% on October 1, 2022 to close the period at 4.59%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 0.64%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with a 3.65% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 10.28%.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy

At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

Underwriter: MML Distributors, LLC (MMLD), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 0.35%, underperforming the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ending September 30, 2023, the largest detractor from the Fund’s relative performance was its duration position, which began the period approximately 0.5 years longer than the benchmark’s before extending in a disciplined fashion alongside the continued climb in Treasury yields to finish at approximately 0.9 years long. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Though this increased position created a headwind in the immediate term, it was informed by the subadviser’s belief that an inverted curve and rates at current levels were not long-run equilibrium conditions, and that an eventual pivot in Federal Reserve (the “Fed”) policy and re-steepening of the yield curve would have the potential to provide significant prospective total return to the Fund.

Turning to sector allocations, the Fund’s overweight allocation to agency MBS, relative to the benchmark, modestly benefited performance, as the sector finished ahead of comparable Treasuries, though the Fund’s emphasis on lower-coupon issues detracted, as they were the worst performers in the coupon stack. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Non-agency MBS rebounded in the latter half of the period on increased trading and renewed market optimism for the future trajectory of home prices, which rewarded the Fund’s exposure to that sector. Elsewhere in securitized holdings, the Fund’s ABS holdings contributed to relative performance, led by collateralized loan obligations (CLOs) and floating-rate student loans, as these short-duration, floating-rate profile types saw continued demand in a rising rate environment, while CMBS holdings had minimal impact.

Elsewhere, the Fund maintained an overweight allocation to corporate credit through the second quarter of 2023 before trimming alongside the tightening of corporate yield spreads (i.e., the difference in yields between comparable bonds), benefiting relative performance as the sector outpaced duration-adjusted Treasuries by over 5.20% during the reporting period. Non-cyclicals and communications – two of the Fund’s preferred industrial sectors throughout much of the period – performed well, while favorable issue selection among financials provided the largest tailwind. In particular, an emphasis on large, money center banks proved beneficial, as these credits outperformed during the first quarter’s banking crisis, while the Fund was also able to capitalize on severe pricing dislocations that arose from the volatility to add to existing, high-conviction positions at discounted prices, which benefited the Fund due to their subsequent rebound over the period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the fiscal year, Fund management used derivatives to manage duration and curve positioning, with minimal impact on performance.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MetWest notes that, with no clear disruption in the labor force from higher rates (as of the close of the fiscal year) and gross domestic product (GDP) measures that have not shown a precipitous decline in growth, calls for the elusive soft landing seemed to grow louder throughout the period, despite multi-year highs in Treasury yields, prompting many in the market to exclaim that “this time will be different” and a recession will be avoided. However, it is MetWest’s view that, while some things about this cycle may be different – including excess savings from the pandemic that until recently cushioned consumers with an extra liquidity buffer – the outcome itself may not be that different. Other COVID-era anomalies included an opportunity for corporations to term out their debt at lower costs of financing, and homeowners to refinance mortgages at extremely low rates, both of which could prolong the notoriously long and variable lags with which Fed policy typically works. However, these relatively atypical aspects of the cycle do not change the ultimate outcome – a recession. Once it becomes clear to the Fed that growth is slowing, unemployment is rising, and inflation is firmly on track to a 2% level, Fund management believes that the Fed will be forced to ease. History indicates that the Fed typically eases faster than they hike, so in MetWest’s view, the gradual pace of rate cuts priced into markets isn’t likely. Instead, MetWest expects the Fed to hold rates high for too long, then ease aggressively once the slowdown is apparent.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
U.S. Government Agency Obligations and Instrumentalities*	38.5%
U.S. Treasury Obligations	31.1%
Corporate Debt	26.0%
Non-U.S. Government Agency Obligations	17.0%
Bank Loans	1.8%
Municipal Obligations	0.6%
Sovereign Debt Obligations	0.6%
Common Stock	0.0%
Rights	0.0%
Total Long-Term Investments	115.6%
Short-Term Investments and Other Assets and Liabilities	(15.6)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	07/06/2010	0.35%	0.17%	1.05%
Class R5	07/06/2010	0.12%	0.06%	0.94%
Service Class	07/06/2010	0.14%	-0.03%	0.85%
Administrative Class	07/06/2010	-0.01%	-0.13%	0.75%
Class R4	07/06/2010	-0.15%	-0.27%	0.59%
Class A	04/01/2014	-0.19%	-0.36%		0.44%
Class A (sales load deducted)*	04/01/2014	-4.43%	-1.22%		-0.02%
Class R3	07/06/2010	-0.34%	-0.52%	0.35%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company, LLC (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited), which were responsible for approximately 60% of the Fund’s portfolio (Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund); and Brandywine Global Investment Management, LLC (Brandywine Global), which was responsible for approximately 40% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned -0.03%, underperforming the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Western Asset component of the Fund, interest rate positioning detracted from performance during the period. Throughout the period, the Fund component had more interest rate exposure (duration) than the benchmark, which detracted as interest rates significantly rose, with the 10-year U.S. Treasury (UST) yield rising from 3.83% to 4.59%. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Additionally, Western Asset’s exposures to non-U.S. developed markets negatively impacted performance, mainly due to currency positioning. Finally, the Fund component’s exposure to agency MBS, which began the period at a modest underweight allocation, relative to the benchmark, and gradually rose to an overweight allocation by the end of the period, was a net detractor from performance as spreads widened during the latter months of the period. “Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes. In terms of contributors during the period, the Fund component’s overweight to corporate credit (both investment-grade and high-yield) was the most significant contributor to performance as credit spreads (i.e., the difference in yields between nearly identical bonds with comparable maturities but different quality ratings) tightened during the reporting period. Another significant contributor to performance was the Fund component’s positioning in emerging markets, as USD-denominated emerging-market bond spreads tightened and as exposures to select currencies and local rates contributed. Finally, exposures to structured products positively contributed to performance in aggregate, mainly due to non-agency residential mortgage-backed securities (RMBS) and ABS exposures, as structured product spreads were mixed during the 12-month period. (Structured products are pre-packaged investments that ordinarily consist of assets linked to interest plus one or more derivatives. They are generally tied to an index or basket of securities, and they are designed to facilitate highly customized risk-return objectives.) Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. In aggregate, Western Asset’s use of derivatives detracted from performance during the period.

For the Brandywine Global component of the Fund, an overweight allocation to U.S. Treasuries was the key detractor for the period, as interest rates in the United States increased. Although there was not a substantive increase in rates during the period, the Fund component holding’s overweight exposure, coupled with Fund management’s general preference for longer-dated Treasuries, contributed to the underperformance. During the first quarter of 2023, the Fund component’s sizable overweight allocation to U.S. Treasuries contributed to performance as U.S. rates declined. At the same time, the Fund component’s underweight allocation to both investment-grade corporate credit and MBS marginally detracted. During the reporting period, the Fund component utilized Treasury futures to increase duration exposure. This detracted from the Brandywine Global component’s performance.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Western Asset notes that global growth has downshifted, and inflation rates worldwide generally receded during the period. Tightening financial conditions in the U.S. and Europe, weaker demand for manufacturing and services across a number of countries, and deflationary pressures in China eased price pressures globally over the course of the reporting period. Fund management expects these trends, coupled with the major central banks’ advocation for a prolonged period of restrictive monetary policy during the period, to further dampen economic growth and inflation. That stated, market concerns over a “higher-for-longer” rate environment – driven by factors such as stronger-than-expected growth in the U.S., increased U.S. Treasury supply to cover a growing fiscal deficit and inflation remaining above respective central bank targets – may, in Fund management’s view, have the potential to lead to periods of heightened market volatility.

Brandywine Global believes that the outlook for the U.S. bond market is largely predicated on the future of inflation. The pandemic lockdown bust triggered a massive policy reaction that fueled a general boom in cryptocurrencies, equity markets, real estate, the economy, and inflation, among other areas. The boom then triggered a reflexive U.S. monetary policy reaction in the opposite direction. Since then, real economic growth in the U.S. has fallen back in line with pre-pandemic levels, while nominal income and spending growth rates have realigned after three years of distortion. Brandywine Global opines that inflation is the final piece in this sequence of normalization. They believe the retreat of inflation to date has been well in advance of any expected effects stemming from Federal Reserve tightening and that further inflation could lie ahead.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
U.S. Government Agency Obligations and Instrumentalities*	38.5%
Corporate Debt	25.8%
U.S. Treasury Obligations	21.0%
Non-U.S. Government Agency Obligations	6.6%
Sovereign Debt Obligations	4.1%
Bank Loans	1.9%
Purchased Options	0.1%
Municipal Obligations	0.0%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	-0.04%	0.23%		1.41%
Class R5	12/31/2004	-0.03%	0.14%	1.57%
Service Class	12/31/2004	-0.15%	0.04%	1.47%
Administrative Class	12/31/2004	-0.27%	-0.06%	1.36%
Class R4	04/01/2014	-0.34%	-0.20%		0.96%
Class A	12/31/2004	-0.44%	-0.31%	1.11%
Class A (sales load deducted)*	12/31/2004	-4.67%	-1.17%	0.67%
Class R3	12/31/2004	-0.71%	-0.47%	0.95%
Class Y	02/01/2023					-6.68%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 35% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 65% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 14.76%, outperforming the 14.44% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Brandywine Global component of the Fund, share buybacks during the reporting period contributed to performance, as companies that bought back shares performed markedly better. From a sector perspective, the Fund component’s largest contribution to performance came from the technology sector from the burgeoning impacts of artificial intelligence (AI) during the period – in both semiconductors and, more recently, communications equipment. Over the course of the period, semiconductor equipment manufacturers Lam Research and Applied Materials were both added back as Fund component holdings once they stabilized from a price momentum factor. Brandywine Global also benefited from underweight allocations, relative to the benchmark, in the poorly performing real estate and utilities sectors during the period. Additionally, a steady and increasing overweight allocation to the energy sector helped at both the beginning and end of the fiscal year, mostly driven from strength in integrated oil companies such as Exxon and Chevron. During the period, higher-quality pharmaceutical companies in the health care sector were some of the Fund component holdings that weighed down performance, while lower-quality insurance and financial services companies outperformed management expectations. The financial sector was also a detractor from the Fund’s performance during the period from a combination of the impact the banking crisis had on the rest of the banking industry and from the Fund component not owning Berkshire Hathaway, which overperformed, consistent with the general performance of the insurance industry during the period.

For the T. Rowe Price segment of the Fund, stock selection in the industrial and business services sector was the leading contributor to relative performance during the period. Fund component holding General Electric is a global multi-industrial company that operates in three segments: aviation, power, and renewables. GE experienced an upward trend during the period, as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spinoff in the health care sector. Fund component holdings in the health care sector also boosted relative results during the period. Conversely, the communication services sector was the significant detractor from performance, owing to less-than-favorable stock selection and an underweight allocation to the market segment during the period. Fund component holdings in the information technology sector also detracted from relative results during the period. Qualcomm, a leader in wireless connectivity technology, was impacted as demand for smartphones weakened over the period. The materials sector further detracted from relative returns, due to detrimental stock choices. CF Industries, one of the largest nitrogen fertilizer producers in North America during the period, detracted due to weak fertilizer demand.

Subadviser outlook

As of the end of the fiscal year, Brandywine Global notes that fears of a recession remain, with persistently high inflation, oil prices and mortgage rates. Nevertheless, employment remains strong as of the end of the period, with robust job growth and wage growth outpacing inflation. However, while the Federal Reserve (the “Fed”) paused its interest rate hike agenda again in

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

September 2023, it announced that rates would remain higher longer than expected. Fund management believes that Brandywine Global’s focus on low and reasonable valuations with a tilt towards higher quality could continue to be beneficial if the markets continue to sell off.

T. Rowe Price observes that throughout the period, the market persisted in being narrative-driven, lurching from data point to data point, and, in Fund management’s view, did not have a strong bias one way or another over the third quarter of 2023. The so-called Magnificent Seven (a term coined recently by an investment market pundit to describe Apple, Microsoft, Nvidia, Amazon, Meta, Tesla, and Alphabet) has been driving U.S. performance over the past year. This has led to a bifurcated market, and T. Rowe Price believes that valuations in certain parts of the market seem reasonable, creating many compelling investment opportunities in the view of Fund management. T. Rowe Price also opines that, given the extremes, both valuation and dividend yield as factors appear inexpensive. Throughout recent years, the economy and market have proven resilient; however, Fund management believes an extended environment of elevated interest rates and inflation may eventually begin to take its toll.

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/23
Exxon Mobil Corp.	3.2%
JP Morgan Chase & Co.	3.0%
Elevance Health, Inc.	2.6%
QUALCOMM, Inc.	2.3%
AbbVie, Inc.	2.3%
Philip Morris International, Inc.	2.1%
Chevron Corp.	2.1%
Chubb Ltd.	2.0%
TotalEnergies SE	1.7%
Merck & Co., Inc.	1.6%
22.9%

MassMutual Diversified Value Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	21.8%
Financial	21.7%
Energy	13.6%
Industrial	11.8%
Technology	8.9%
Communications	6.3%
Consumer, Cyclical	5.9%
Utilities	4.5%
Basic Materials	3.4%
Mutual Funds	1.2%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MassMutual Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	14.93%	6.62%		8.00%
Class R5	10/15/2004	14.76%	6.50%	8.87%
Service Class	10/15/2004	14.60%	6.39%	8.76%
Administrative Class	10/15/2004	14.56%	6.28%	8.65%
Class R4	04/01/2014	14.35%	6.14%		7.52%
Class A	10/15/2004	14.25%	6.02%	8.37%
Class A (sales load deducted)*	10/15/2004	7.97%	4.83%	7.76%
Class R3	10/15/2004	14.07%	5.87%	8.20%
Class Y	02/01/2023					-5.15%
Russell 1000 Value Index		14.44%	6.23%	8.45%	7.58%	-3.22%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Value Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $1 billion). The Fund’s subadvisers are Boston Partners Global Investors, Inc. (Boston Partners), which managed approximately 50% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 50% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 16.58%, outperforming the 14.44% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, within the Boston Partners component of the Fund, the primary driver of performance was stock selection within the information technology, materials, and financial sectors. In information technology, Fund component holding Dell Technologies raised its cash flow targets and, in Boston Partners’ opinion, has the potential to see more demand for servers due to artificial intelligence (AI). In materials, coatings manufacturer Axalta outperformed, as pricing improved across all its segments and valuation rebounded from depressed levels. In financials, JP Morgan added value, on many investors’ belief that they will be longer-term beneficiaries of the regional bank fallout. Sector allocation contributed positively to relative performance due to Boston Partners’ overweight allocation, relative to the benchmark, to energy and industrials, and its underweight allocation to utilities and real estate during the period. Stock selection detracted within the communication services sector, where an underweight allocation to Meta Platforms was primarily responsible for reducing relative returns, as the company outperformed within the benchmark. Not owning Netflix and Comcast during the period also hampered relative performance. From a sector allocation perspective, Boston Partners’ underweight allocation to communication services and consumer discretionary and an overweight allocation to health care reduced relative returns during the fiscal year.

Within the Barrow Hanley segment of the Fund, Fund component holdings in industrials, technology, and utilities added to relative performance during the fiscal year. Vertiv, a provider of uninterruptible power and cooling solutions for data centers, was the leading contributor to the Fund’s performance during the period, as strong demand for their products allowed for price increases and drove margin recovery. Oracle, a provider of database and cloud solutions for corporations, experienced strong demand, driven by enterprise upgrades and artificial intelligence (AI) start-ups. Less favorable stock selection in the financial sector, an underweight allocation to communication services, and an overweight allocation to health care hampered relative performance during the period. CVS Health, a health care provider of managed care and retail pharmacies, was the Fund component holding that was the largest detractor to the Fund’s performance, given headwinds from increased utilization of insurance by their customers and a lower government rating regarding one of the insurance plans they offer. Dollar General, a discount retailer, underperformed after management acknowledged continued challenges from slower sales, higher labor costs, and theft (called “shrink” in the industry) weighed on its results during the period.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited)

Subadviser outlook

Boston Partners plans to continue to focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. In their opinion, the global economy could experience a slowdown over the next two years, with higher inflation and interest rates than in the recent past.

Barrow Hanley notes that, while uncertainty surrounding the markets remains elevated, they believe that the primary conditions needed for a sustained, impactful value run remain the same: rising interest rates, higher inflation, and reasonable economic growth. While Barrow Hanley’s opinion is that two out of the three remain firmly positive – higher rates and inflation versus the last decade – economic growth is less certain. In Barrow Hanley’s view, while general expectations are high for a recession in the coming year, select opportunities remain attractive across a number of sectors.

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/23
JP Morgan Chase & Co.	2.5%
Philip Morris International, Inc.	2.4%
Berkshire Hathaway, Inc. Class B	2.2%
UnitedHealth Group, Inc.	2.1%
Wells Fargo & Co.	2.0%
Cigna Group	1.7%
Alphabet, Inc. Class A	1.7%
Chubb Ltd.	1.7%
DuPont de Nemours, Inc.	1.5%
General Dynamics Corp.	1.4%
19.2%

MassMutual Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	24.3%
Financial	19.6%
Industrial	12.7%
Energy	11.0%
Technology	10.6%
Consumer, Cyclical	6.9%
Communications	6.9%
Basic Materials	4.1%
Utilities	3.2%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MassMutual Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	16.77%	6.92%	8.25%
Class R5	12/31/2001	16.58%	6.81%	8.14%
Service Class	12/31/2001	16.33%	6.67%	8.02%
Administrative Class	12/31/2001	16.28%	6.58%	7.91%
Class R4	04/01/2014	16.11%	6.41%		7.07%
Class A	12/31/2001	16.01%	6.32%	7.65%
Class A (sales load deducted)*	12/31/2001	9.63%	5.12%	7.04%
Class R3	12/31/2002	15.88%	6.16%	7.49%
Class Y	02/01/2023					-2.28%
Russell 1000 Value Index		14.44%	6.23%	8.45%	7.58%	-3.22%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P® , S&P 500®, US500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Service Class shares returned 21.24%, underperforming the 21.62% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index for the reporting period was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

For the fiscal year ended September 30, 2023, U.S. large-cap equities outperformed their mid- and small-cap counterparts. Markets finished the fourth calendar quarter of 2022 higher than the prior quarter, with investor sentiment generally buoyed by easing inflationary pressures. However, most major asset classes finished calendar-year 2022 with double-digit losses.

In the first calendar quarter of 2023, equity markets posted mid-single-digit gains, despite additional U.S. central bank tightening and the second-largest bank failure in U.S. history. Throughout the first two months of the quarter, investor focus gradually drifted from a more optimistic view on the path of inflation in January to concerns of further central bank tightening (February through early March). Attention quickly pivoted to the banking sector in mid-March following the collapse of Silicon Valley Bank and Signature Bank in the U.S. as well as the rescue acquisition of Credit Suisse by Swiss competitor UBS.

Financial markets generally performed well in the second calendar quarter of 2023, with the U.S. helping to propel global equities to a mid-single-digit gain. Declining inflation and a resilient economic growth backdrop bolstered U.S. equity markets in addition to robust returns in a narrow set of mega-cap technology stocks, helped by optimism on artificial intelligence. Equities followed a choppy trajectory throughout the third calendar quarter of 2023, with July gains giving way to losses in August and September, as interest rates pushed higher.

In the U.S., the broader economic narrative continued throughout the period around resilient but slow growth and moderating inflation, with many investors and the U.S. Federal Reserve generally interpreting these dynamics as more likely to lead to higher-for-longer monetary policy.

The top-performing sectors of the Index during the fiscal year were energy and information technology, returning 24.18% and 17.75%, respectively. Real estate and utilities were the worst-performing sectors for this period, with returns of -18.12% and -17.23%, respectively.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund typically uses equity futures with an aim to equitize/gain market exposure for relatively small amounts of cash in the Fund in order to minimize the uninvested cash balances and reduce the impact of any cash drag. The Fund’s use of derivatives had a negligible effect on its fiscal-year performance.

Subadviser outlook

In the context of a globally diversified multi-asset portfolio, NTI notes that, as of the end of the fiscal year, the Fund had an underweight allocation to global equities, relative to the Index, including the United States. As of the end of the fiscal year, the Fund had a modest underweight to risk in its overall positioning, reflecting what Fund management views to be underappreciated downside (though likely non-recessionary) economic risks. Specific to U.S. equities, Fund management has below consensus earnings estimates for the next two years and, while, in Fund management’s view, the forward price/earnings (P/E) of the market has come in somewhat as a result of upward pressure on yields, valuations remain above Fund management’s estimated fair value. In all, NTI’s base case contemplates relatively modest returns for the Index over the next year.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/23
Apple, Inc.	7.0%
Microsoft Corp.	6.5%
Amazon.com, Inc.	3.2%
NVIDIA Corp.	3.0%
Alphabet, Inc. Class A	2.1%
Tesla, Inc.	1.9%
Meta Platforms, Inc. Class A	1.8%
Alphabet, Inc. Class C	1.8%
Berkshire Hathaway, Inc. Class B	1.8%
Exxon Mobil Corp.	1.3%
30.4%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/23
Technology	26.4%
Consumer, Non-cyclical	19.8%
Financial	13.7%
Communications	13.6%
Consumer, Cyclical	9.1%
Industrial	7.5%
Energy	4.8%
Utilities	2.4%
Basic Materials	2.0%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/07/2011	21.49%	9.82%	11.80%
Class R5	05/01/2001	21.40%	9.70%	11.68%
Service Class	03/01/1998	21.24%	9.54%	11.51%
Administrative Class	03/01/1998	21.04%	9.42%	11.40%
Class R4	03/01/1998	20.87%	9.26%	11.23%
Class A	04/01/2014	20.73%	9.15%		10.41%
Class A (sales load deducted)*	04/01/2014	14.09%	7.92%		9.75%
Class R3	12/31/2002	20.62%	8.99%	10.96%
S&P 500 Index		21.62%	9.92%	11.91%	11.28%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 30% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 70% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 13.54%, underperforming, by a wide margin, the 21.19% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the Wellington Management component of the Fund, sector allocation drove underperformance during the fiscal year ended September 30, 2023. An underweight allocation, relative to the benchmark, to information technology, Wellington Management’s lack of exposure to communication services, and an overweight allocation to consumer staples detracted most. This was partially offset by the Fund component’s lack of exposure to the utilities sector and an overweight allocation to the industrial sector. Less-than-favorable stock selection also detracted from relative performance, particularly within the industrial, information technology, and health care sectors. This was partially offset by Fund component holdings within the consumer discretionary, materials, and financial sectors. Fund component holdings that were among the top relative detractors for the period were not holding chipmaker Nvidia (information technology) and holding medical company Danaher (health care). Shares of Nvidia continued to gain over the reporting period, driven by strong data center demand on the growing need of chips for generative artificial intelligence (AI) and language learning models. The share price of Danaher fell during the reporting period, as the company lowered its 2023 sales forecast due to weakness in its biotechnology business. Fund holdings that were top relative contributors during the reporting period included premier off-price retailer TJX Companies (consumer discretionary) and Linde (materials), an industrial gas company. Shares of TJX rose as U.S. comparable store sales exceeded expectations and earnings per share were strong. Shares of Linde rose following the company’s announcement of strong second quarter results for 2023, and management raised full-year 2023 guidance.

For the T. Rowe Price segment of the Fund, sector allocation drove underperformance for the fiscal year ended September 30, 2023. The information technology sector was the top detractor for the reporting period due to stock selection. Fund component holding Qualcomm, a leader in wireless connectivity technology, was impacted as demand for smartphones weakened. Adverse stock selection and an underweight allocation to the communication services sector also hindered relative performance. Within the materials sector, unfavorable stock choices further detracted from relative results. CF Industries is the largest nitrogen fertilizer producer in North America. Over the period, CF Industries detracted due to weak fertilizer demand. The company also cut revenue and earnings estimates for the year early in 2023, which suggested significant business headwinds. Stock selection in the industrial and business services sector contributed to relative performance during the period. Fund component holding General Electric is a global multi-industrial company that operates in three segments: aviation, power, and renewables. GE experienced an upward trend during the period, as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spinoff in the health care sector. Fund component holdings in the health care sector also boosted relative results.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In Wellington Management’s observation, in narrow markets like we have seen over the past year, a portfolio such as theirs typically suffers on a relative basis. Fields like AI do not connect as directly to stocks held by the Fund component as they might with certain technology companies that lead the market today. While it is frustrating in the near term, Fund management believes that time is still on their side in the long run.

T. Rowe Price observes that throughout the period, the market persisted in being narrative-driven, lurching from data point to data point, and, in Fund management’s view, did not have a strong bias one way or another over the third quarter of 2023. The so-called Magnificent Seven (a term coined recently by an investment market pundit to describe Apple, Microsoft, Nvidia, Amazon, Meta, Tesla, and Alphabet) has been driving U.S. performance over the past year. This has led to a bifurcated market, and T. Rowe Price believes that valuations in certain parts of the market seem reasonable, creating many compelling investment opportunities in the view of Fund management. T. Rowe Price also opines that, given the extremes, both valuation and dividend yield as factors appear inexpensive. Throughout recent years, the economy and market have proven resilient; however, Fund management believes an extended environment of elevated interest rates and inflation may eventually begin to take its toll.

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/23
Chubb Ltd.	4.1%
UnitedHealth Group, Inc.	3.9%
TJX Cos., Inc.	3.8%
Northrop Grumman Corp.	3.6%
Microsoft Corp.	3.6%
Danaher Corp.	3.4%
Visa, Inc. Class A	3.3%
Marsh & McLennan Cos., Inc.	3.2%
Honeywell International, Inc.	3.1%
NIKE, Inc. Class B	3.1%
35.1%

MassMutual Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	30.8%
Financial	21.9%
Industrial	13.1%
Consumer, Cyclical	10.6%
Technology	10.1%
Basic Materials	4.5%
Energy	2.8%
Utilities	1.9%
Communications	1.4%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

MassMutual Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	13.65%	8.63%	10.27%
Class R5	05/01/2000	13.54%	8.52%	10.16%
Service Class	05/01/2000	13.48%	8.42%	10.05%
Administrative Class	05/01/2000	13.37%	8.29%	9.94%
Class R4	04/01/2014	13.18%	8.14%		9.42%
Class A	05/01/2000	13.13%	8.04%	9.66%
Class A (sales load deducted)*	05/01/2000	6.90%	6.82%	9.04%
Class R3	12/31/2002	12.96%	7.87%	9.49%
Class Y	02/01/2023					-2.50%
Russell 1000 Index		21.19%	9.63%	11.63%	11.00%	5.91%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Fundamental Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadvisers believe offer the potential for long-term growth. While the Fund may invest in issuers of any size, the Fund currently focuses on securities of mid-capitalization companies. The Fund’s subadvisers are Westfield Capital Management Company, L.P. (Westfield), which was responsible for approximately 49% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 51% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 18.68%, outperforming the 17.47% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, in the Wellington Management component of the Fund, security selection drove relative outperformance, as favorable stock selection within the information technology, financial, and industrial sectors more than offset less-than-favorable stock choices in the communication services sector. Sector allocation modestly detracted from relative performance during the period, due to an overweight allocation to the health care sector. During the period, Fund component holdings MongoDB (information technology) and Hamilton Lane (financial) were the top contributors to relative performance. MongoDB, an online document management company, saw its share price increase after reporting first-quarter results that exceeded expectations. Hamilton Lane, a global investment manager, saw its share price rise after reporting fiscal first-quarter earnings that surpassed consensus estimates. Fund component holdings that were top detractors from relative returns during the reporting period included ZoomInfo Tech (information technology) and Omnicell (health care). ZoomInfo Tech. a software and data company, saw its shares fall after the company later reported disappointing second-quarter results and further reduced its full-year guidance. Shares of Omnicell (an American multinational health care technology company) declined in an environment where their revenue was down 10% year-over-year and their earnings before interest, tax, depreciation and amortization (EBITDA), a measure of a company’s operating performance, decreased by 15% year-over-year.

Within the Westfield component of the Fund, information technology was a standout relative performer for the fiscal year ended September 30, 2023. The outperformance was most pronounced within semiconductors, communications equipment, and software. Palo Alto Networks, a provider of network security solutions to enterprises and government entities, was the top contributing Fund component holding within the segment over the period. The company reported a strong first-quarter result and raised their full-year guidance, which investors viewed favorably. HubSpot, Inc., a small-to-medium-sized business Customer Relationship Management (CRM) software provider, was another Fund component holding that added to relative returns after delivering strong first-quarter results and increasing their full-year guidance. Materials also added performance during the period. Within the sector, Fund component holding Celanese Corporation, a hybrid global chemical company, was the top relative performer within the sector. The stock outperformed due to optimism around a bottom in commodity prices, coupled with a forecasted cyclical recovery in 2024. From a sector perspective, energy was the top detractor from relative results over the period, as Fund component holding Devon Energy Corporation, an Energy Exploration & Production (E&P) Company, was the largest source of relative weakness within the sector after a disappointing fourth quarter, combined with significant pressure on the overall oil sector. Communication services also detracted from relative performance during the period. Cloud-based sales and marketing information, leadership and development provider, ZoomInfo Technologies, was the top detracting Fund component holding within the sector over the period. The company underperformed after missing third-quarter billings and reducing their full-year 2022 guidance, citing a worsening macro environment.

Subadviser outlook

Wellington Management notes that, looking forward, they are enthusiastic about the opportunities they see. In Fund management’s view, the recent market sell-off presented a chance to source new names.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking ahead, Westfield Fund management is incrementally more cautious today than they were three months ago, as their view is that the evolving macro backdrop increasingly warrants a more balanced posture between growth and durability. Their opinion is that historical precedents suggest a low likelihood of a so-called soft landing, with the more likely outcome being a period of slowing economic growth, both in the U.S. and around the globe. As of the end of the fiscal year, disinflationary trends, once pointed to as evidence of the soft-landing scenario playing out, were being offset by rising borrowing costs, the exhaustion of surplus consumer savings, and a restrictive lending posture by U.S. banks.

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/23
CDW Corp.	3.4%
ICON PLC	3.2%
MSCI, Inc.	3.1%
Gartner, Inc.	2.7%
Ceridian HCM Holding, Inc.	2.7%
Ares Management Corp. Class A	2.7%
Builders FirstSource, Inc.	2.5%
Align Technology, Inc.	2.4%
BWX Technologies, Inc.	2.4%
Lululemon Athletica, Inc.	2.1%
27.2%

MassMutual Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	29.5%
Technology	25.7%
Industrial	16.7%
Consumer, Cyclical	9.7%
Financial	7.7%
Communications	5.9%
Energy	3.8%
Basic Materials	0.9%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	18.95%	6.03%		9.93%
Class R5	05/01/2000	18.68%	5.88%	10.45%
Service Class	05/01/2000	18.48%	5.77%	10.33%
Administrative Class	05/01/2000	18.47%	5.68%	10.23%
Class R4	04/01/2014	18.42%	5.54%		9.43%
Class A	05/01/2000	18.09%	5.42%	9.95%
Class A (sales load deducted)*	05/01/2000	11.60%	4.23%	9.33%
Class R3	12/31/2002	18.60%	5.34%	9.82%
Class Y	02/01/2023					0.85%
Russell Midcap Growth Index		17.47%	6.97%	9.94%	9.46%	1.06%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 57% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 43% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 34.48%, outperforming, by a wide margin, the 27.72% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also outperformed the 21.62% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the T. Rowe Price component of the Fund, broadly speaking, both sector allocation and security selection drove relative outperformance during the fiscal year ended September 30, 2023. The information technology, industrials and business services, and communication services sectors contributed to relative returns during the period, while the consumer discretionary and financial sectors detracted. The information technology sector was the leading relative contributor due to favorable stock selection. Shares of Fund component holding Nvidia traded higher in a sharp move following improved visibility around future demand for advanced graphics processing units (GPUs) that are critical for the build-out of artificial intelligence (AI) infrastructure. Strong stock selection, coupled with an underweight allocation, relative to the benchmark, to the industrials and business services sector also boosted relative performance during the period. Within the communication services sector, an overweight allocation, coupled with favorable stock choices, further contributed to relative results. There, shares of Fund component holding Meta, which operates online social networking platforms, including Facebook, Messenger, WhatsApp, and Instagram, traded higher, driven by the company’s continued focus on cost discipline and a rebound in digital ad spending. Conversely, the consumer discretionary sector was the notable detractor from relative performance due to detrimental stock choices and a moderate underweight allocation. Shares of Fund component holding Amazon traded lower. The financial sector also hindered relative performance owing to weak security selection and an overweight allocation to the market segment.

Within the Loomis Sayles component of the Fund, stock selection in the information technology, communication services, industrials, consumer staples, consumer discretionary, and health care sectors contributed positively to relative performance during the fiscal year ended September 30, 2023. Nvidia and Meta were the top contributing Fund component holdings. Nvidia is a world leader in artificial intelligence (AI) computing. After shares of Nvidia were under pressure throughout most of 2022, they rebounded substantially during the period as the company reported financial results that were well above consensus expectations. Despite ongoing macroeconomic pressure on advertising spending, Meta posted three consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the second half of the period, and shares responded positively to the company’s increased focus on productivity and cost management. On the downside, stock selection in the financial sector, along with allocations in the information technology and financial sectors, detracted from relative performance during the period. PayPal and Walt Disney were the Fund component holdings that were the largest detractors from performance. PayPal is a leading technology platform that enables digital payments and simplifies commerce experiences on behalf of consumers and merchants. PayPal reported fundamentally solid financial results, but shares responded negatively to a modest reduction in the company’s target for year-end operating margin expansion, as well as lower-than-expected transaction margins in its most recent quarterly report. Disney, one of the largest and most renowned vertically integrated media companies in the world, experienced share price volatility due in part to activist investor campaigns, the surprise return of Bob Iger as CEO, and continued weakness in linear networks.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price notes that investors are confronting a new market regime, although their view is that its exact outlines remain to be seen. In T. Rowe Price’s view, the “new normal” regime of accommodative central bank policy, which lasted from roughly 2008 to 2019, has come to an end. In the new normal, T. Rowe Price believes that the economy got stuck in neutral, making for an era of low growth, low interest rates, and low inflation. As of the end of the fiscal year, T. Rowe Price observes that the latter two conditions no longer hold. Instead, in T. Rowe Price’s view, it seems that the regime we’re entering might be closest to the “old normal” years of 1982 to 1987. After former Federal Reserve (the “Fed”) Chair Paul Volcker slayed the inflation dragon in the early 1980s, this was a period characterized by “normal” levels of growth of inflation of about 3% each. This is one reason why T. Rowe Price believes it may not pay to be too bearish in the current environment, despite the recent rise in interest rates. While rates are high relative to the new normal, they are not high on a historical basis. The federal funds rate – which is the Fed’s overnight bank lending rate – has exceeded 5% for decades, and stock markets have still performed well. In T. Rowe Price’s view, any coming market sell-off might pose a buying opportunity for long-term investors.

The Loomis Sayles investment process is generally characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process typically leads to lower turnover portfolio, where sector positioning is the result of stock selection. At the end of the fiscal year, the Loomis Sayles Fund component held overweight allocations to the communication services, financials, health care, industrials, and consumer discretionary sectors – and underweight allocations to the information technology and consumer staples sectors. As of September 30, 2023, Loomis Sayles held no positions in the real estate, energy, materials, or utilities sectors.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/23
Microsoft Corp.	9.7%
NVIDIA Corp.	6.8%
Amazon.com, Inc.	6.6%
Meta Platforms, Inc. Class A	6.2%
Apple, Inc.	5.8%
Visa, Inc. Class A	4.2%
Tesla, Inc.	4.2%
Alphabet, Inc. Class C	3.9%
Alphabet, Inc. Class A	3.7%
Netflix, Inc.	2.4%
53.5%

MassMutual Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/23
Technology	34.6%
Communications	27.6%
Consumer, Non-cyclical	16.0%
Financial	8.0%
Consumer, Cyclical	7.8%
Industrial	3.9%
Basic Materials	0.5%
Utilities	0.3%
Energy	0.2%
Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%
Net Assets	100.0%

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	34.60%	9.30%		12.50%
Class R5	06/01/2001	34.48%	9.20%	12.95%
Service Class	06/01/2001	34.34%	9.09%	12.85%
Administrative Class	06/01/2001	34.14%	8.98%	12.72%
Class R4	04/01/2014	33.92%	8.81%		11.99%
Class A	06/01/2001	33.82%	8.70%	12.45%
Class A (sales load deducted)*	06/01/2001	26.46%	7.48%	11.81%
Class R3	12/31/2002	33.59%	8.54%	12.27%
Class Y	02/01/2023					16.08%
Russell 1000 Growth Index#		27.72%	12.42%	14.48%	14.07%	15.36%
S&P 500 Index		21.62%	9.92%	11.91%	11.28%	6.38%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 48% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 52% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 26.88%, underperforming the 27.72% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, within the Sands Capital component of the Fund, both security selection and sector allocation were a modest drag on relative performance. Stock selection detracted from results in four of the seven sectors in which the strategy held exposure – with the effect most pronounced in the communication services and financial sectors. Fund component holdings that were the largest individual relative detractors from performance included Block, a digital financial services pioneer; Sea, a Southeast Asia internet-based provider of ecommerce and digital financial services; Atlassian, provider of collaboration and productivity-enhancing software; Microsoft, a provider of enterprise software and cloud infrastructure; and Snowflake, a global cloud-native data platform. On a relative basis, the largest individual contributors to performance were Shopify, an enabler of the next generation of retail ecommerce; Netflix, one of the largest global video streaming content producers and distributors; ServiceNow, a provider of enterprise workflow automation software; Uber Technologies, one of the world’s leading mobility technology platforms; and Lam Research, a global provider of semiconductor fabrication equipment.

For the fiscal year ended September 30, 2023, within the Jackson Square component of the Fund, from a sector perspective, health care, communication services, and materials detracted from performance, while the financial, consumer staples, and industrials sectors contributed. Fund component holdings Edwards Lifesciences Corporation and Catalent Inc. were the top detractors from returns. Edwards, a medical device company focused on structural heart repair devices and critical care monitoring equipment, underperformed as outpatient procedures came in under expectations due to macro headwinds. Catalent, a provider of contract development and manufacturing services for the biopharmaceutical industry, struggled due to underlying execution issues beyond transitory headwinds from the post-COVID digestion of vaccine demand. Uber Technologies and Boeing Company were Fund component holdings that were the top contributors to performance. During the period, Uber continued to rationalize its P&L by shedding non-core operations and eliminating certain costs, while Uber Rides continued its strong recovery, and Uber Eats gradually sought compelling unit economics. American global aerospace and defense corporation Boeing also outperformed during the period, as sentiment improved from previously poor levels due to healthy airframe orders, improving delivery cadence, and positive cash flow generation ahead of consensus expectations. Finally, during the third quarter of 2023, the Jackson Square component of the Fund received proceeds from a class action settlement from a company the Fund no longer owns. Jackson Square notes that this is a one-time event that is not likely to be repeated.

Subadviser outlook

Sands Capital observes that its segment of the Fund is exposed to what Sands Capital views as leaders and emerging leaders. In Sands Capital’s view, the Fund is potentially well positioned to benefit from a diverse set of secular growth drivers. Sands Capital believes that growth for these businesses is generally underappreciated, with fundamentals that Sands Capital believes, in many cases, have the potential to accelerate as near-term industry specific headwinds recede.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Jackson Square believes that during the relevant period, the market had been pricing in a “Goldilocks” outcome – an abrupt Federal Reserve pivot toward easing without the associated economic pain that usually precedes and forces a policy shift. In Jackson Square’s observation, in recent months, the market’s tone has shifted from “soft” or “no landing” to fearing stubborn inflation and higher-for-longer rates. In Jackson Square’s view, volatile sentiment and a still wide range of economic outcomes reinforce the value of their investment approach, particularly in light of uncertainty in the investment markets.

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/23
Microsoft Corp.	10.8%
Amazon.com, Inc.	7.5%
NVIDIA Corp.	6.1%
ServiceNow, Inc.	5.7%
Visa, Inc. Class A	5.4%
Uber Technologies, Inc.	3.7%
Mastercard, Inc. Class A	2.9%
CME Group, Inc.	2.6%
Dexcom, Inc.	2.6%
Edwards Lifesciences Corp.	2.3%
49.6%

MassMutual Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/23
Technology	35.4%
Communications	22.1%
Consumer, Non-cyclical	17.1%
Financial	12.0%
Industrial	6.3%
Consumer, Cyclical	3.3%
Basic Materials	1.4%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MassMutual Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	12/07/2011	27.18%	5.05%	9.33%
Class R5	05/01/2000	26.88%	4.95%	9.22%
Service Class	05/01/2000	27.19%	4.88%	9.13%
Administrative Class	05/01/2000	26.85%	4.74%	9.00%
Class R4	04/01/2014	26.57%	4.59%		8.20%
Class A	05/01/2000	26.39%	4.46%	8.72%
Class A (sales load deducted)*	05/01/2000	19.44%	3.29%	8.11%
Class R3	12/31/2002	26.67%	4.39%	8.59%
Class Y	02/01/2023					8.04%
Russell 1000 Growth Index		27.72%	12.42%	14.48%	14.07%	15.36%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century), which managed approximately 35% of the Fund’s portfolio; PanAgora Asset Management, Inc. (PanAgora), which oversaw approximately 29% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 36% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 10.43%, underperforming the 11.05% return of the Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, within the American Century component of the Fund, performance was driven in part by security selection in financials – the insurance industry in particular – which weighed on relative results. With respect to specific Fund component holdings, Truist Financial underperformed, along with many bank stocks amid the failure of two mid-cap banks in the first quarter of 2023. American Century’s security selection in consumer discretionary during the period also hindered performance. There, exposure to specialty retailer Advance Auto Parts detracted. Conversely, security selection in health care benefited relative results. An overweight, relative to the benchmark, in the health care providers and services industry, including Universal Health Services and Cencora, supported returns. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. American Century generally buys foreign-exchange forward hedge contracts in an effort to offset the inherent currency risks of holding foreign securities. Exposure to these derivatives during the period contributed to performance.

Within the TSW segment of the Fund, the primary detractor from relative performance during the period was stock selection in the consumer discretionary, telecommunications, and energy sectors. In consumer discretionary, the TSW Fund component was impacted to a large degree by what was not held in the industry, particularly in the travel and leisure and home construction sectors. Of the positions held, Advance Auto Parts, an auto parts distributor, was a significant detractor. Within telecommunications, Fund component holdings DISH Network Corp., a provider of satellite television, and Altice USA, a provider of broadband and cable television, were the primary detractors. Within energy, TSW’s underweight to more oil sensitive stocks was the primary drag on relative returns. Of positions held, Chesapeake Energy Corp., an exploration and production company, was the primary detractor. Contributing to TSW’s performance during the period were the financial, consumer staples, and real estate sectors. Within the financial sector, Fund component holding Arch Capital Group, a provider of property and casualty insurance and reinsurance, and First Citizens BancShares, a bank holding company, were the primary relative contributors. Within consumer staples, Fund component holdings Cencora, a drug distributor, and Molson Coors Beverage Co., a beverage producer, were strong contributors. In the real estate sector, the Fund component benefited from an underweight allocation, as TSW believes valuation levels generally do not properly reflect the risk of the underlying operators and properties.

For the Fund’s PanAgora component, information technology was the largest detractor for the fiscal year due to weak stock selection within the sector. The largest laggard within the sector was the Fund component’s overweight position in Keysight Technologies, a manufacturer of electronics test equipment and software that had its share price decline markedly in August 2023. On the positive side, industrials was the largest contributor to performance for the fiscal year due to strong stock selection within the sector. There, a top performer was an overweight position in Builders FirstSource, a Dallas-based manufacturer of buildings materials that advanced from strong quarterly earnings results announced in May and August of 2023.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead, American Century believes that higher-quality stocks may offer resilience. The Federal Reserve recently held interest rates steady, but gave indications that it may not lower rates as quickly as previously anticipated in 2024. With rates generally expected to stay higher for longer, coupled with potentially continuing inflation and an uncertain economic environment, Fund management remains focused on companies that they believe are of higher quality and demonstrate durable revenue streams, stable cash flows, low debt levels, and business models that should be able to withstand changes in the economic environment.

In TSW’s view, investors have generally shrugged off a myriad of macroeconomic and geopolitical headwinds as U.S. market multiples were close to all-time highs as of the end of the relevant period. TSW believes that value is the one pocket of the market that will continue to look attractive compared to history and the rest of the market. Regardless, in their view, TSW expects that sentiment will continue to be quite volatile, seemingly taking on a different posture every few months.

PanAgora does not attempt to forecast excess returns. They believe that their investment process and stock selection methodology enhance their strategy, which focuses on company fundamentals during periods of market turbulence. In their view, their preference for companies that are profitable, well managed, and competitive in their industry will allow their Fund component to have the potential to prevail in periods of extreme market stress.

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/23
Allstate Corp.	2.2%
Huntington Ingalls Industries, Inc.	1.4%
Willis Towers Watson PLC	1.2%
Evergy, Inc.	1.1%
Cencora, Inc.	1.1%
Reinsurance Group of America, Inc.	1.1%
Laboratory Corp. of America Holdings	1.1%
Edison International	1.0%
Dominion Energy, Inc.	0.9%
Dollar Tree, Inc.	0.9%
12.0%

MassMutual Mid Cap Value Fund Sector Table (% of Net Assets) on 9/30/23
Financial	20.4%
Consumer, Non-cyclical	18.6%
Industrial	14.0%
Utilities	10.9%
Communications	9.2%
Consumer, Cyclical	7.6%
Energy	6.5%
Technology	5.1%
Basic Materials	4.6%
Mutual Funds	0.7%
Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

MassMutual Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	12/07/2011	10.52%	5.31%	7.16%
Class R5	08/29/2006	10.43%	5.20%	7.05%
Service Class	08/29/2006	10.30%	5.09%	6.94%
Administrative Class	08/29/2006	10.21%	4.99%	6.84%
Class R4	04/01/2014	10.05%	4.83%		5.89%
Class A	08/29/2006	10.00%	4.73%	6.57%
Class A (sales load deducted)*	08/29/2006	3.95%	3.55%	5.97%
Class R3	08/29/2006	9.75%	4.57%	6.41%
Class Y	02/01/2023					-8.13%
Russell Midcap Value Index		11.05%	5.18%	7.92%	6.98%	-6.98%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 53% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 47% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 18.00%, outperforming, by a wide margin, the 7.84% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management segment of the Fund, sector allocation contributed to relative performance during the fiscal year ended September 30, 2023. An underweight allocation, relative to the benchmark, to the health care sector and an overweight allocation to materials contributed, although this was partially offset by underweight allocations to the industrial and energy sectors. Security selection also contributed to relative performance during the period, driven by favorable stock choices in the information technology, financial, and consumer discretionary sectors. On the other hand, less-than-favorable stock selection in the materials, health care, and communication services sectors detracted. Fund component holdings that were among the top relative contributors to performance were Tri Pointe Homes (consumer discretionary) and First Citizens (financial). Shares of Tri Pointe Homes, a U.S. homebuilder, rose during the period on the back of strong earnings over the period. First Citizens BancShares, a regional U.S. bank, performed positively, thanks largely to the acquisition of certain assets and liabilities of Silicon Valley Bridge Bank. Fund component holdings that were among the top relative detractors were Monro (consumer discretionary) and Mativ Holdings (materials). Monro, an automotive services company, saw its shares drop during the period after the company missed consensus estimates on both earnings per share (EPS) and revenue. Specialty materials manufacturer Mativ Holdings saw their share price decline during the reporting period due to missing EPS consensus estimates in three quarters, coinciding with the appointment of a new CFO in March 2023.

Within the Barrow Hanley component of the Fund, stock selection added notable value during the fiscal year, as numerous Fund component holdings outperformed. Fund component holding Super Micro Computer, a manufacturer of custom high-performance data center servers, solved a bottleneck for the burgeoning artificial intelligence (AI) ecosystem, and saw its stock rise over 400% during the period. Fund component holding Greenbrier, a manufacturer of rail cars, benefited significantly from renewed demand in rail cars. The theme of benefiting from competition leaving a market continued in the form of Fund component holding OFG Bancorp, a bank serving the island of Puerto Rico. As the island sunk into an economic malaise over the past two decades, other banks fled the island, leaving only a handful of competitors. OFG flexed their strength as the island began emerging from its depression – resulting in some of the highest profitability metrics in the country among banks. While contributing Fund component holdings far outweighed the detractors for the year, Barrow Hanley sold Fund component holding FARO Technologies, a manufacturer of 3D measuring hardware and software on the belief that their thesis was broken and due to their change in management. SunOpta Inc., a leader in natural foods and beverages, suffered from idiosyncratic underutilization in its new manufacturing plant, as new customer wins were slow to migrate production. Columbia Banking System, a Pacific Northwest bank, continued to execute well, but sold off during the fiscal year with the rest of the banking community on the heels of bank failures in the spring.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Wellington Management notes that, based on their three- to five-year time horizon, they believe they are able to continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies.

Barrow Hanley notes that, as a matter of policy, they do not forecast absolute returns. Instead, regardless of market conditions, they attempt to provide for maximum possible relative returns. Consistent with this objective, Barrow Hanley believes that the market’s desire for certainty and the “company of the crowd” will tend to provide a high level of individual stock-specific opportunity for longer-term, lower-risk investing. Barrow Hanley believes that there has been, and could continue to be, a disproportionate benefit available to those who seek to remain apart from the crowd and benefit from unpopular opinion.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/23
ATI, Inc.	2.1%
Gibraltar Industries, Inc.	1.9%
Texas Capital Bancshares, Inc.	1.8%
OFG Bancorp	1.8%
Enerpac Tool Group Corp.	1.7%
Greenbrier Cos., Inc.	1.6%
Ciena Corp.	1.6%
Kaiser Aluminum Corp.	1.6%
Kirby Corp.	1.5%
Triumph Financial, Inc.	1.5%
17.1%

MassMutual Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/23
Financial	27.9%
Industrial	23.4%
Consumer, Cyclical	12.3%
Consumer, Non-cyclical	10.6%
Basic Materials	9.1%
Energy	4.2%
Technology	4.2%
Communications	4.1%
Utilities	1.2%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Net Assets	100.0%

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	18.15%	4.40%		6.73%
Class R5	03/31/2006	18.00%	4.30%	7.48%
Service Class	03/31/2006	17.89%	4.20%	7.38%
Administrative Class	03/31/2006	17.68%	4.08%	7.26%
Class R4	04/01/2014	17.73%	3.95%		6.26%
Class A	03/31/2006	17.44%	3.82%	6.99%
Class A (sales load deducted)*	03/31/2006	10.98%	2.65%	6.39%
Class R3	04/01/2014	17.29%	3.65%		5.98%
Class Y	02/01/2023					-5.97%
Russell 2000 Value Index		7.84%	2.59%	6.19%	5.52%	-9.19%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 68% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which was responsible for approximately 32% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 7.41%, underperforming the 7.84% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund underperformed the 8.93% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, with respect to the AllianceBernstein component of the Fund, security selection detracted from relative performance, while sector selection contributed. Stock selection within the financial sector detracted, whereas stock choices in communication services contributed. An underweight allocation to the energy sector, relative to the benchmark, detracted from performance, while an underweight allocation to health care contributed. With respect to specific Fund component holdings, shares of natural foods company Hain Celestial declined after reporting fiscal third-quarter 2023 results with revenue and profits below expectations. Beauty supplies retailer and distributor Sally Beauty Holdings detracted, despite beating expectations when reporting fiscal second-quarter 2023 results. Fund component holdings that contributed to performance included home builders KB Home and Taylor Morrison Home, both of which reported third-quarter 2023 quarterly results that beat expectations.

Within the American Century segment of the Fund, Fund component holdings in the energy, financial, and materials sectors hindered performance during the fiscal year. In energy, alternative energy company Enviva, which was not a benchmark constituent during the period, detracted. The Fund component’s underweight allocation to the energy sector also hampered relative returns somewhat. In the financial sector, Fund component holdings in the banking industry, which was hurt by the regional banking crisis early in 2023, also hindered results. In the financial services industry, a non-benchmark position in global electronic payment services provider Euronet Worldwide also detracted, as its shares were hurt by lackluster ATM business due to reduced travel in Europe and the U.K. In the materials sector, avoiding exposure to the metals and mining industry was detrimental to performance. Turning to the positive, allocation decisions in the health care and information technology sectors and stock selection decisions in the information technology and consumer staples sectors were primary drivers of performance during the fiscal year. In health care, an underweight resulting largely from avoidance of the biotechnology industry was the main contributor. In the information technology sector, Fund component holdings in the electronic equipment, instruments, and components industry added most to relative returns. An overweight allocation to the semiconductors and semiconductor equipment industry also proved advantageous, especially exposure to chipmaker Kulicke & Soffa Industries. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. American Century generally buys foreign-exchange forward hedge contracts in an effort to offset the inherent currency risk of holding foreign securities. There was no material effect on performance from the Fund component’s exposure to these derivatives during the fiscal year.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

AllianceBernstein believes that investor concerns that the Federal Reserve will leave interest rates at higher levels for longer could push the U.S. economy into a recession. In equity markets, they observe that value and smaller-cap stocks have underperformed the market during the period, despite those companies seeing strong earnings – leaving valuation discounts between value and growth stocks at levels not seen in 25 years. AllianceBernstein believes these spreads represent the most compelling opportunity for value stocks in recent memory, and that macro conditions, such as higher rates and inflation, have the potential to benefit value over growth, given value’s more near-term profits.

At the end of the fiscal year, American Century was maintaining its largest overweight allocation to the financial sector compared to the Fund’s other then-current allocations– in particular, maintaining an overweight in banks and financial services companies (payment processors). Fund management remains positively predisposed to higher-quality banks, as many were trading at or near trough multiples on earnings estimates that were sharply reduced. The American Century fund component continued to maintain a significantly underweight allocation to the health care sector during the period, as Fund management does not believe that valuations are presenting attractive risk/reward opportunities. A significant portion of this underweight is driven by the Fund component’s lack of exposure to biotechnology, pharmaceuticals, and life sciences tools, which, as a group, typically offer few of the characteristics (strong cash flow, high returns, attractive valuations) that Fund management requires.

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/23
ChampionX Corp.	1.8%
Magnolia Oil & Gas Corp. Class A	1.6%
First BanCorp	1.5%
Cactus, Inc. Class A	1.3%
Northern Oil & Gas, Inc.	1.3%
Korn Ferry	1.3%
Fluor Corp.	1.1%
Hillman Solutions Corp.	1.1%
Dycom Industries, Inc.	1.0%
International Seaways, Inc.	1.0%
13.0%

MassMutual Small Company Value Fund Sector Table (% of Net Assets) on 9/30/23
Financial	29.3%
Consumer, Cyclical	16.5%
Industrial	15.9%
Consumer, Non-cyclical	14.7%
Technology	8.3%
Energy	6.1%
Basic Materials	3.8%
Utilities	2.3%
Communications	2.3%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MassMutual Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	7.50%	2.98%	6.05%
Class R5	12/31/2001	7.41%	2.88%	5.94%
Service Class	12/31/2001	7.24%	2.75%	5.83%
Administrative Class	12/31/2001	7.20%	2.68%	5.73%
Class R4	04/01/2014	7.00%	2.52%		4.66%
Class A	12/31/2001	6.96%	2.40%	5.45%
Class A (sales load deducted)*	12/31/2001	1.08%	1.25%	4.86%
Class R3	12/31/2002	6.79%	2.24%	5.29%
Class Y	02/01/2023					-12.41%
Russell 2000 Value Index#		7.84%	2.59%	6.19%	5.52%	-9.19%
Russell 2000 Index		8.93%	2.40%	6.65%	6.15%	-6.56%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 76% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 24% of the Fund’s portfolio, as of September 30, 2023. In addition, T. Rowe Price Investment Management, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 15.38%, underperforming the 17.47% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, within the T. Rowe Price component of the Fund, sector allocation hampered performance, although this was partially offset by favorable stock selection. Fund component holdings in the consumer staples sector detracted from relative results. Shares of Dollar General, a Fund component holding, fell on disappointing second- and third-quarter 2023 results and forward guidance. Within the health care sector, an overweight allocation, relative to the benchmark, and less-than-favorable stock selection weighed on relative performance. Catalent, a contract development and manufacturing organization in the drug industry, experienced delays in transferring COVID-dedicated production capacity work to non-COVID work and also experienced quality issues at major manufacturing facilities. Conversely, Fund component holdings in the communication services sector contributed to relative performance. The Trade Desk, a Fund component holding, is one of the world’s largest independent demand-side platforms. Advertisers use the company’s software platform to programmatically purchase ad inventory across different channels (display, video, in app) and devices. During the period, the company outperformed its digital advertising peers, despite tightening advertising budgets. The information technology sector also aided relative returns due to favorable stock selection, which was partially offset by an underweight position to the market segment. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The estimated return impact from T. Rowe Price’s use of warrants during the period was negligible.

Adverse stock selection challenged the Frontier component of the Fund during the fiscal year, while sector allocation was modestly positive. Fund component holdings within the technology sector were the primary detractors from performance, followed by stock choices in the consumer discretionary and financial sectors – which were partially offset by Fund component holdings in the industrial and energy sectors. With respect to specific holdings, semiconductor supplier Wolfspeed, Inc. underperformed due to market concern about high debt levels and its inability to expand capacity. Solar inverter maker SolarEdge Technologies, Inc., a Fund component holding, stumbled amid a slowdown in the U.S. residential market and excess inventory in Europe. In the consumer discretionary sector, retailer Dollar General Corporation fell, as low-income consumers reduced spending, while execution missteps dented profitability. Fund component holding SVB Financial Group underperformed, as the bank’s efforts to strengthen its balance sheet triggered a run on its uninsured deposits, leading to its closure. In the industrial sector, less-than-truckload operator XPO, Inc. was a standout; it made significant operational improvements to increase profitability, while benefiting from a competitor’s bankruptcy. In the energy sector, oil and gas producer Permian Resources Corporation benefited from higher oil prices, improved production, and an accretive acquisition.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price observes that the third quarter of 2023 brought a remarkable shift in investor sentiment, from the optimism-driven rally that started the year, and bled into July, to a more pessimistic outlook amid a challenged economic backdrop. Despite the recent pullback, Fund management still sees pockets of excess valuation and a fair amount of speculation in the market. In their view, much of the market’s performance in the first half of 2023 was driven by valuation expansion, but that reversed in the third quarter as rates rose further, weighing on long-duration assets. In T. Rowe Price’s view, there are also concerns that higher rates could surface other issues lurking in the system, and investors appear cautious that the market could continue to experience downward pressure.

In Frontier’s view, elevated lending rates and high energy prices have been dampening consumer demand. Yet, in Frontier’s observation, as of September 30, 2023, the financial data support an economic soft-landing narrative – corporate earnings revisions are bottoming, the labor market appears to be loosening, and the artificial intelligence (AI) secular growth theme remains intact. The disinflation trend outside of energy continued during the fiscal year, with August core PCE (Personal Consumption Expenditure) up just 0.1%. This was the lowest monthly increase in nearly three years, implying an annualized core inflation rate of less than 2%. Still, Frontier believes that, despite the near peak in the federal funds rate (i.e., the interest rate that banks and financial institutions charge each other for borrowing funds overnight), sustained high lending rates remain the most significant risk to economic growth and stock prices.

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/23
Microchip Technology, Inc.	2.7%
Hologic, Inc.	2.3%
Marvell Technology, Inc.	2.3%
Trade Desk, Inc. Class A	2.0%
Veeva Systems, Inc. Class A	1.9%
Agilent Technologies, Inc.	1.8%
Textron, Inc.	1.6%
JB Hunt Transport Services, Inc.	1.5%
Teleflex, Inc.	1.5%
KKR & Co., Inc.	1.5%
19.1%

MassMutual Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	29.4%
Technology	20.4%
Industrial	16.6%
Consumer, Cyclical	13.3%
Financial	6.5%
Communications	5.3%
Energy	4.7%
Basic Materials	1.2%
Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%
Net Assets	100.0%

MassMutual Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	15.49%	6.15%	9.98%
Class R5	06/01/2000	15.38%	6.06%	9.87%
Service Class	06/01/2000	15.27%	5.95%	9.76%
Administrative Class	06/01/2000	15.19%	5.84%	9.65%
Class R4	04/01/2014	14.91%	5.67%		8.78%
Class A	06/01/2000	14.85%	5.58%	9.38%
Class A (sales load deducted)*	06/01/2000	8.54%	4.39%	8.76%
Class R3	12/31/2002	14.70%	5.41%	9.20%
Class Y	02/01/2023					-2.76%
Russell Midcap Growth Index		17.47%	6.97%	9.94%	9.46%	1.06%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 60% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco Advisers), which was responsible for approximately 40% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 9.02%, underperforming the 9.59% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund outperformed the 8.93% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Wellington Management component of the Fund, weaker stock selection within information technology hampered the Fund component’s relative performance during the period, but this was partially offset by strong security selection in the consumer staples, industrials, and communication services sectors. Underweight allocations to the energy and information technology sectors, relative to the benchmark, detracted, whereas an overweight allocation to the industrial sector, underweight stakes in the health care and financial sectors, and a lack of exposure to the utilities sector contributed. Among Fund component holdings that were the top relative detractors for the reporting period were First Interstate BancSystem (financials), R1 RCM (health care), and not holding Super Micro Computer (information technology). Shares of First Interstate BancSystem fell over the period after the bank holding company reported earnings per share and net interest income below expectations due to increased margin pressure. R1 RCM, a provider of technology-driven solutions that enhance the patient experience and financial performance of health care providers, saw its share price drop early in the period after reporting third-quarter earnings that fell short of expectations. Shares of Super Micro Computer ended the period higher after the U.S.-based IT solutions provider benefited from investor optimism surrounding artificial intelligence. Fund component holdings that were among the top relative contributors were e.l.f. Beauty (consumer staples), BellRing Brands (consumer staples), and Patrick Industries (consumer discretionary). e.l.f. Beauty’s shares rose after surpassing consensus estimates on both the top- and bottom-line metrics for four consecutive periods. Sales growth was driven by strong performance in the cosmetics and skincare segments across retail and e-commerce channels, while gross margin growth was supported by price increases and an improved product mix. Shares of BellRing Brands ended the period higher after the active nutrition food company reported first-, second-, and third-quarter 2023 revenue above expectations. The share price of Patrick Industries, a manufacturer of components and building products serving the recreational vehicle, marine, manufactured housing, and industrial markets, rose after management released strong earnings results.

With respect to the Invesco Advisers component of the Fund, less-than-favorable stock selection in the health care, industrial, and information technology sectors was offset by strong stock selection in the consumer staples, financial, and consumer discretionary sectors during the period. Fund component holdings that were underperformers for the fiscal year included Chart Industries, Shockwave Medical, and Axonics. Chart Industries, a global manufacturer of equipment used in the production, storage, and end-use of hydrocarbon and industrial gases, declined after the company announced plans to acquire gas handling product and service company Howden. The share price of cardiovascular medical device company Shockwave Medical declined when the company reported mixed results at the end of 2022 that were a bit less impressive than prior quarters. Axonics, a health care company that makes medical devices to treat incontinence, underperformed due to concerns related to new competitive products and a selloff by the overall medical device group. Fund component holdings that were the top performers during the

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

fiscal year included e.l.f. Beauty, Lattice Semiconductor, and Kinsale Capital Group. e.l.f. Beauty, which provides cosmetic and skin-care products, reported strong quarterly results where revenues, earnings per share, and EBITDA (earnings before interest, taxes, depreciation and amortization) all exceeded expectations. Lattice Semiconductor – which designs, develops, and markets programmable logic products and related software – was one of the few semiconductor companies to beat and raise guidance during earnings season late in 2022; earlier in 2023, the company posted numbers ahead of consensus estimates. Kinsale Capital Group, an insurance company that writes commercial policies in the excess and surplus insurance market grew premiums in excess of 40% for its fiscal year ended June 30 and substantially exceeded expectations for all financial metrics.

Subadviser outlook

Wellington Management typically avoids taking top-down views of the economy and remains focused on bottom-up stock selection, looking for companies that fit their philosophy and process with capable management teams, moats, and strong balance sheets with attractive reward/risk characteristics. However, Fund management acknowledges that today, there are more divergent views on the direction of monetary policy than there were 12-18 months ago, which could signal a wider range of potential macroeconomic outcomes. As such, in Wellington Management’s view, focusing on the quality of management team execution and capital allocation abilities at the individual stock level will be even more important going forward.

In Invesco Advisers’ observation, domestic stocks generated surprisingly strong returns during the first half of 2023, primarily due to a resilient economy, progress on taming U.S. inflation, and a burst of enthusiasm about technology and mega-cap companies. Unfortunately, equities came under significant pressure in the third quarter of 2023, as Treasury yields raced to 17-year highs, despite the Federal Reserve’s progress bringing inflation back down from 9% earlier in the year to around 3.5-4% by the end of the period. In Invesco Advisers’ opinion, the spike in yields presents new risks to interest-sensitive parts of the economy, and places downward pressure on growth stock valuations. Keeping these factors in mind, Fund management remains focused on holding shares of reasonably valued companies that they believe have superior relative growth potential.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/23
elf Beauty, Inc.	1.4%
Wingstop, Inc.	1.4%
Comfort Systems USA, Inc.	1.3%
Celsius Holdings, Inc.	1.3%
Clean Harbors, Inc.	1.3%
Applied Industrial Technologies, Inc.	1.2%
Fluor Corp.	1.2%
Haemonetics Corp.	1.2%
Curtiss-Wright Corp.	1.2%
Acadia Healthcare Co., Inc.	1.2%
12.7%

MassMutual Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	23.1%
Industrial	19.1%
Technology	19.0%
Financial	11.7%
Consumer, Cyclical	11.1%
Energy	6.9%
Communications	3.4%
Basic Materials	3.0%
Utilities	1.1%
Mutual Funds	0.2%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	9.15%	5.20%	8.95%
Class R5	05/03/1999	9.02%	5.09%	8.83%
Service Class	05/03/1999	8.98%	5.00%	8.73%
Administrative Class	05/03/1999	8.77%	4.88%	8.61%
Class R4	04/01/2014	8.67%	4.74%		7.79%
Class A	05/03/1999	8.56%	4.62%	8.34%
Class A (sales load deducted)*	05/03/1999	2.58%	3.45%	7.73%
Class R3	12/31/2002	8.27%	4.45%	8.17%
Class Y	02/01/2023					-5.01%
Russell 2000 Growth Index#		9.59%	1.55%	6.72%	6.37%	-4.28%
Russell 2000 Index		8.93%	2.40%	6.65%	6.15%	-6.56%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 65% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 35% of the Fund’s portfolio, as of September 30, 2023.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class R5 shares returned 26.54%, outperforming the 25.65% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, with respect to the MFS component of the Fund, stock selection within the materials sector aided relative returns, led by an overweight position, relative to the benchmark, in industrial and medical gas supplier Air Liquide (France). A combination of an underweight allocation to, and stock selection within, the communication services sector also helped relative performance. Security selection and an overweight allocation to the industrial sector also bolstered relative returns. There, overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France), and electronics company Hitachi (Japan) boosted relative performance. Stock selection in both the financial and health care sectors detracted from relative performance during the period. Within the financial sector, overweight allocations to insurance company AIA Group (Hong Kong) and stock exchange Deutsche Boerse (Germany) hindered the Fund component’s relative results. Within the health care sector, overweight allocations to precision instruments and machines manufacturer Olympus (Japan), pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical company Merck KGaA (Germany) held back relative results. The combination of weak stock selection and overweight allocation to the consumer staples sector also weighed on relative performance. Within that sector, overweight positions in wine and alcoholic beverage producer Pernod Ricard (France), cosmetic products manufacturer Kose (Japan), and premium drinks distributor Diageo (United Kingdom) hindered relative performance.

For the fiscal year ended September 30, 2023, with respect to the Harris component of the Fund, companies located in Germany provided the best relative performance, due primarily to favorable stock selection. A lack of exposure to Hong Kong companies produced the next-best result, followed by favorable stock selection in companies located in Switzerland. Stock selection in France and the U.K. detracted most from the Fund component’s relative performance. Companies located in Denmark were the next-largest relative detractor, driven entirely by a less-than-benchmark allocation. From a sector perspective, the consumer discretionary sector furnished the best relative result during the period, owing to positive outcomes from both stock selection as well as a greater-than-benchmark weighting. Holdings in the industrial sector delivered the next-best relative performance, due to favorable stock selection, followed by consumer staples, which benefited from a less-than-benchmark weighting and positive stock selection. The financial sector supplied the largest negative relative result due to less-than-favorable stock selection. A lack of exposure to the energy sector during the period produced the only other negative relative result from a sector perspective.

Subadviser outlook

MFS notes that, as of September 30, 2023, the benchmark was trading at 12.7x forward earnings, a modest discount to its 20-year average of 13.5x forward earnings. At the same time, the average net margin of companies in the benchmark was 9.7%, near its peak level of 9.8% and well above the 20-year average of 6.8%. While it is possible for net margins to remain at elevated levels in the near term, MFS believes it is more likely that net margins will decline from current levels. In fact, if history is any indicator, it is possible that global growth could slow soon. In their view, MFS’s valuation discipline and avoidance of companies with significant financial leverage could prove beneficial if a recessionary environment were to occur in the near future.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Harris observes that major global markets generally finished higher for the fiscal year following a challenging 2022. European equity markets showed strength on the back of better-than-expected economic data, while Asian markets were mixed, with China equities pressured and Japanese equities reaching 30-year highs. While a resilient labor market, cooling housing market, and hopes for less-hawkish central banks have given investors reasons for optimism, the ramifications of tighter monetary policy, elevated inflation, and geopolitical uncertainty continue to offer reasons for concern, in the view of Fund management.

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Overseas Fund Largest Holdings (% of Net Assets) on 9/30/23
Nestle SA Registered	2.2%
Capgemini SE	2.1%
Roche Holding AG	2.0%
Air Liquide SA	1.9%
SAP SE	1.9%
Intesa Sanpaolo SpA	1.9%
Schneider Electric SE	1.8%
Bayer AG Registered	1.7%
Compass Group PLC	1.6%
Novartis AG Registered	1.6%
18.7%

MassMutual Overseas Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	27.5%
Financial	18.1%
Consumer, Cyclical	15.3%
Industrial	14.2%
Technology	9.0%
Basic Materials	6.4%
Communications	4.3%
Energy	2.0%
Utilities	0.9%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

MassMutual Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	11/15/2010	26.64%	4.31%	4.20%
Class R5	05/01/2001	26.54%	4.20%	4.08%
Service Class	05/01/2001	26.45%	4.12%	3.99%
Administrative Class	05/01/2001	26.34%	4.01%	3.89%
Class R4	04/01/2014	26.11%	3.86%		3.46%
Class A	05/01/2001	26.07%	3.76%	3.63%
Class A (sales load deducted)*	05/01/2001	19.13%	2.59%	3.05%
Class R3	12/31/2002	25.83%	3.60%	3.45%
Class Y	02/01/2023					-4.04%
MSCI EAFE Index		25.65%	3.24%	3.82%	3.42%	-0.94%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. serves as a sub-subadviser for the Fund.

Except as noted below, the MassMutual Select T. Rowe Price International Equity Fund has not been available for purchase by new or existing investors since October 29, 2020. The MassMutual Select T. Rowe Price Retirement Funds will continue to be able to purchase shares of the Fund. No other new or existing customers will be able to make purchases of the Fund, except that existing customers may continue to reinvest any dividends and capital gains distributions. Purchases of Fund shares may be further restricted or reopened in the future.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 22.72%, outperforming the 20.39% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

T. Rowe Price generally takes a core approach to investing, which typically provides exposure to both growth and value styles of investing. For the fiscal year ended September 30, 2023, an underweight to international developed growth equities contributed to relative results. Selection among the emerging markets and international developed core equity allocations detracted from relative returns during the period, as the allocations lagged their respective benchmarks. Conversely, selection in the emerging markets value and international developed value allocations lifted relative results.

During the period, the emerging markets value equity allocation outperformed, as the financial sector contributed significantly to the Fund’s relative performance owing to security selection, led by holdings in the banking industry. Favorable stock selection in the materials sector also aided relative returns. Conversely, an overweight allocation, coupled with stock selection in the real estate sector, was a notable detractor from relative performance during the period. From a regional perspective, security selection in Latin America contributed significantly to relative performance. Conversely, security selection in the Pacific Ex Japan region weighed on relative results.

The international developed equity value allocation outperformed during the period, as the industrial and business services sector contributed to relative performance, due to favorable security selection, led by holdings in the aerospace and defense industry. Stock choices and an underweight allocation in the utilities sector also aided relative results. Conversely, unfavorable security selection in the health care sector detracted from relative results, driven by holdings in the pharmaceuticals industry. Regionally, stock selection in developed Europe aided relative performance. Conversely, stock selection within and an underweight allocation to Japan weighed on relative returns.

The emerging markets equity allocation underperformed during the period. The consumer discretionary sector detracted from relative results due to unfavorable stock selection and an overweight allocation. Stock selection and an overweight allocation to the consumer staples sector also weighed on relative performance. Conversely, favorable stock selection in the materials sector contributed to relative results, led by holdings in the metals and mining industry. From a country perspective, weak stock selection in China weighed on relative returns. Conversely, an out-of-benchmark allocation to The Netherlands aided relative returns.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

During the fiscal year, the international developed core equity allocation generated strong absolute returns, but underperformed, as security selection in the materials sector detracted from relative performance, driven by holdings in the metals and mining industry. The financial sector also weighed on relative performance due to stock selection, although an overweight allocation partially offset the impact. Conversely, stock selection and an overweight allocation to the information technology sector contributed to relative returns. Regionally, stock selection in developed Europe detracted from relative performance – and security selection in United States contributed.

The international developed growth equity allocation slightly underperformed during the period, as the industrial and business services sector detracted from relative results due to unfavorable stock selection coupled with an underweight allocation. The consumer discretionary sector also weighed on relative performance owing to stock choices and an underweight allocation. Conversely, the financial sector contributed to relative returns due to favorable stock selection, although an overweight allocation partially offset the impact. Regionally, an underweight allocation to developed Europe detracted. Conversely, favorable security selection in Pacific ex Japan contributed to relative results, although it was partially offset by an overweight allocation to the region.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives had a negligible return impact on the Fund during the fiscal year.

Subadviser outlook

As inflation recedes, albeit slowly, T. Rowe Price believes that global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. The U.S. Federal Reserve is steadfast with a higher-for-longer message as it weighs signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. The European Central Bank and the Bank of England are signaling an end to rate hikes amid signs that the economy is slowing and inflation is beginning to fall. The Bank of Japan, meanwhile, continues its ultra-easy monetary policy as it considers inflation and wage growth in determining a path forward. T. Rowe Price expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. Key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. Fund management continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price International Equity Fund Largest Holdings (% of Net Assets) on 9/30/23
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Samsung Electronics Co. Ltd.	2.2%
AstraZeneca PLC Sponsored ADR	1.4%
Nestle SA Registered	1.3%
ASML Holding NV	1.3%
TotalEnergies SE	1.1%
Roche Holding AG	1.0%
Nippon Telegraph & Telephone Corp.	1.0%
Sanofi	1.0%
Siemens AG Registered	0.9%
13.5%

MassMutual Select T. Rowe Price International Equity Fund Sector Table (% of Net Assets) on 9/30/23
Financial	22.5%
Consumer, Non-cyclical	21.0%
Industrial	11.9%
Technology	10.9%
Consumer, Cyclical	10.8%
Communications	8.6%
Basic Materials	5.6%
Energy	4.1%
Utilities	2.1%
Diversified	0.0%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MassMutual Select T. Rowe Price International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	22.72%	3.17%	2.25%
MSCI ACWI ex USA		20.39%	2.58%	2.22%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Total Return Bond Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 115.6%
BANK LOANS — 1.8%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2023 Term Loan I, 3 mo. USD Term SOFR + 3.250%
8.640% VRN 8/24/28	$189,546	$189,516
Airlines — 0.0%
American Airlines, Inc., 2021 Term Loan, 3 mo. USD Term SOFR + 4.750%
10.338% VRN 4/20/28	46,263	47,604
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.182% VRN 4/21/28	41,924	41,934
		89,538
Beverages — 0.1%
City Brewing Co. LLC, Closing Date Term Loan, 3 mo. USD Term SOFR + 3.500%
9.070% VRN 4/05/28	86,579	56,493
Naked Juice LLC
Term Loan, 3 mo. USD Term SOFR + 3.250%
8.740% VRN 1/24/29	389,157	368,769
2nd Lien Term Loan, 3 mo. USD Term SOFR + 6.000%
11.490% VRN 1/24/30	68,440	55,244
		480,506
Chemicals — 0.0%
Chemours Co., 2023 USD Term Loan B, 1 mo. USD Term SOFR + 2.500%
8.816% VRN 8/18/28	260,597	257,339
Commercial Services — 0.1%
Element Materials Technology Group US Holdings, Inc.
2022 USD Delayed Draw Term Loan, 3 mo. USD Term SOFR + 4.250%
9.740% VRN 7/06/29	22,204	21,899
2022 USD Term Loan, 3 mo. USD Term SOFR + 4.250%
9.740% VRN 7/06/29	48,109	47,447
Pre-Paid Legal Services, Inc., 2021 Term Loan, 1 mo. USD Term SOFR + 3.500%
8.931% VRN 12/15/28	103,024	101,865

	Principal Amount	Value
Prime Security Services Borrower LLC
2021 Term Loan,
0.000% 3/14/28 (a)	$50,000	$49,000
2021 Term Loan, 1 mo. USD Term SOFR + 2.750%
8.192% VRN 9/23/26	110,260	110,060
Spin Holdco, Inc., 2021 Term Loan, 3 mo. USD Term SOFR + 4.000%
9.664% VRN 3/04/28	229,205	197,618
Trans Union LLC, 2021 Term Loan B6, 1 mo. USD Term SOFR + 2.250%
7.681% VRN 12/01/28	215,375	215,081
TruGreen Ltd. Partnership, 2020 Term Loan, 1 mo. USD Term SOFR + 4.000%
9.416% VRN 11/02/27	56,755	53,832
		796,802
Computers — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, 1 mo. USD Term SOFR + 4.000%
9.431% VRN 1/29/27	68,631	67,973
Peraton Corp., Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.166% VRN 2/01/28	219,943	219,256
		287,229
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, 3 mo. USD Term SOFR + 3.750%
9.240% VRN 10/01/26	114,256	114,003
Distribution & Wholesale — 0.0%
Patriot Container Corp., 2018 1st Lien Term Loan,
0.000% 3/20/25 (a)	34,602	32,792
Diversified Financial Services — 0.1%
Avolon TLB Borrower 1 (US) LLC, 2023 Term Loan B6, 1 mo. USD Term SOFR + 2.500%
7.825% VRN 6/22/28	70,149	70,088
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 3 mo. USD Term SOFR + 3.750%
9.140% VRN 4/09/27	139,870	136,228
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, 3 mo. USD Term SOFR + 2.000%
7.652% VRN 11/05/28	700,000	699,237
		905,553

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.0%
II-VI, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 7/02/29	$36,471	$36,312
Entertainment — 0.1%
Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1 mo. USD Term SOFR + 2.000%
7.416% VRN 3/17/28	99,490	99,304
Delta 2 (LUX) Sarl, 2022 Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.316% VRN 1/15/30	14,243	14,229
PENN Entertainment, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.166% VRN 5/03/29	52,535	52,421
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.434% VRN 4/14/29	106,535	106,401
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 5/18/25	218,236	217,660
		490,015
Environmental Controls — 0.0%
Filtration Group Corp., 2023 USD Term Loan, 1 mo. USD Term SOFR + 4.250%
9.681% VRN 10/21/28	53,903	53,926
Food — 0.0%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.750%
9.181% VRN 10/01/25	17,315	16,619
H Food Holdings LLC, 2018 Term Loan B, 3 mo. USD LIBOR + 3.688%
9.269% VRN 5/23/25	31,088	27,012
Hostess Brands LLC, 2023 Term Loan B, 3 mo. USD Term SOFR + 2.500%
7.890% VRN 6/28/30	284,525	284,820
		328,451
Health Care – Products — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.250%
7.666% VRN 11/08/27	177,309	177,067

	Principal Amount	Value
Bausch & Lomb Corp., Term Loan, 3 mo. USD Term SOFR + 3.250%
8.755% VRN 5/10/27	$228,369	$221,646
Medline Borrower LP, USD Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 10/23/28	103,425	103,084
		501,797
Health Care – Services — 0.0%
ICON Luxembourg Sarl, LUX Term Loan, 3 mo. USD Term SOFR + 2.250%
7.902% VRN 7/03/28	94,967	94,891
IQVIA, Inc., 2018 USD Term Loan B3, 3 mo. USD Term SOFR + 1.750%
7.402% VRN 6/11/25	119,723	119,980
Star Parent, Inc., 2023 Term Loan B,
0.000% 9/19/30 (a)	85,619	83,609
		298,480
Home Furnishing — 0.0%
AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B2021 1st Lien Term Loan B, 3 mo. USD Term SOFR + 3.750%
9.084% VRN 7/31/28	97,863	96,778
Insurance — 0.1%
Acrisure LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
8.931% VRN 2/15/27	196,438	193,420
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.681% VRN 2/19/28	437,351	434,320
Asurion LLC
2020 Term Loan B8, 3 mo. USD Term SOFR + 3.250%
8.681% VRN 12/23/26	202,207	197,658
2022 Term Loan B10, 1 mo. USD Term SOFR + 4.000%
9.416% VRN 8/19/28	131,412	127,278
		952,676
Internet — 0.1%
Arches Buyer, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.666% VRN 12/06/27	64,255	62,809
Gen Digital Inc., 2021 Term Loan A, 1 mo. USD Term SOFR + 1.500%
6.916% VRN 9/10/27	251,653	249,295

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MH Sub I LLC, 2023 Term Loan, 1 mo. USD Term SOFR + 4.250%
9.566% VRN 5/03/28	$75,265	$72,713
Proofpoint, Inc., 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 8/31/28	9,874	9,782
		394,599
Lodging — 0.0%
Fertitta Entertainment LLC, 2022 Term Loan B, 1 mo. USD Term SOFR + 4.000%
9.316% VRN 1/27/29	295,500	292,176
Hilton Domestic Operating Co., Inc., 2019 Term Loan B2, 1 mo. USD Term SOFR + 1.750%
7.170% VRN 6/22/26	32,149	32,115
		324,291
Media — 0.1%
Charter Communications Operating LLC, 2019 Term Loan B2, 3 mo. USD Term SOFR + 1.750%
7.116% VRN 2/01/27	96,241	96,085
CSC Holdings LLC, 2019 Term Loan B5, 1 mo. USD Term SOFR + 2.500%
7.947% VRN 4/15/27	113,071	102,141
DirecTV Financing LLC, Term Loan, 1 mo. USD Term SOFR + 5.000%
10.431% VRN 8/02/27	296,003	288,931
		487,157
Packaging & Containers — 0.1%
Berry Global, Inc., 2021 Term Loan Z, 3 mo. USD Term SOFR + 1.750%
7.293% VRN 7/01/26	885,362	884,875
Pharmaceuticals — 0.4%
Elanco Animal Health, Inc., Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.180% VRN 8/01/27	604,644	592,466
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.490% VRN 10/01/27	221,023	215,289
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD Term SOFR + 2.000%
7.416% VRN 11/15/27	573,383	563,205

	Principal Amount	Value
Horizon Therapeutics USA, Inc.
2021 Term Loan B2,
0.000% 5/22/26 (a)	$105,000	$104,901
2021 Term Loan B2, 1 mo. USD Term SOFR + 1.750%
7.184% VRN 3/15/28	254,936	254,574
Jazz Financing Lux Sarl, USD Term Loan, 1 mo. USD Term SOFR + 3.500%
8.931% VRN 5/05/28	381,599	381,229
Organon & Co., USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.442% VRN 6/02/28	420,271	419,010
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD Term SOFR + 2.250%
7.902% VRN 7/03/28	23,661	23,642
Prestige Brands, Inc., 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.000%
7.431% VRN 7/03/28	218,750	218,905
		2,773,221
Private Equity - 0.0%
GTCR W Merger Sub LLC, USD Term Loan B,
0.000% 9/20/30 (a)	174,404	174,276
		174,276
Retail — 0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
7.189% VRN 9/12/30	110,485	110,003
KFC Holding Co., 2021 Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.195% VRN 3/15/28	100,870	100,707
Whatabrands LLC, 2021 Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.431% VRN 8/03/28	466,688	464,405
		675,115
Semiconductors — 0.0%
Entegris, Inc., 2023 Term Loan B, 1 mo. USD Term SOFR + 2.750%, 3 mo. USD Term SOFR + 2.750%
7.816% - 7.890% 7/06/29	20,462	20,456
Software — 0.2%
Athenahealth Group, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.568% VRN 2/15/29	38,200	37,424

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. USD Term SOFR + 4.250%
9.640% VRN 7/06/29	$117,016	$116,953
DTI Holdco, Inc., 2022 Term Loan, 3 mo. USD Term SOFR + 4.750%
10.119% VRN 4/26/29	22,849	22,184
EagleView Technology Corp., 2018 Add On Term Loan B,
0.000% 8/14/25 (a)	26,637	25,112
Open Text Corp.
Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.166% VRN 5/30/25	63,396	63,391
2023 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.166% VRN 1/31/30	134,784	134,723
Oracle Corp., Term Loan A1, 1 mo. USD Term SOFR + 1.600%
6.925% VRN 8/16/27	483,855	480,831
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.000%
8.431% VRN 4/24/28	35,547	35,102
Renaissance Holding Corp., 2023 Refi Term Loan, 3 mo. USD Term SOFR + 4.750%
10.066% VRN 4/05/30	92,990	92,143
Sophia, LP, 2021 Term Loan B, 1 mo. USD Term SOFR + 3.500%
8.916% VRN 10/07/27	97,164	96,861
SS&C Technologies, Inc., 2018 Term Loan B5,
0.000% 4/16/25 (a)	488,276	487,992
		1,592,716
Telecommunications — 0.2%
Frontier Communications Corp., 2021 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.750%
9.181% VRN 10/08/27	56,982	55,232
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. USD Term SOFR + 1.750%
7.170% VRN 4/11/25	633,839	633,186
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.431% VRN 3/09/27	837,204	681,744
		1,370,162

	Principal Amount	Value
Transportation — 0.0%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD Term SOFR + 2.000%
7.490% VRN 12/30/26	$100,509	$100,289

TOTAL BANK LOANS (Cost $14,810,329)		14,708,870

CORPORATE DEBT — 26.0%
Agriculture — 0.5%
BAT Capital Corp.
4.390% 8/15/37	340,000	260,171
4.540% 8/15/47	2,165,000	1,490,260
4.758% 9/06/49	86,000	60,481
5.650% 3/16/52	495,000	396,295
BAT International Finance PLC
2.250% 9/09/52 GBP (b) (c)	480,000	228,138
Imperial Brands Finance PLC
3.875% 7/26/29 (b)	50,000	44,020
6.125% 7/27/27 (b)	690,000	688,095
Reynolds American, Inc.
5.850% 8/15/45	1,160,000	960,862
		4,128,322
Airlines — 0.1%
U.S. Airways Pass-Through Trust, Series 2011-2, Class A,
7.125% 4/22/25	530,961	530,962
Auto Manufacturers — 0.0%
Allison Transmission, Inc.
3.750% 1/30/31 (b)	475,000	383,991
Banks — 9.5%
Bank of America Corp.
Secured Overnight Financing Rate + 0.960% 1.734% VRN 7/22/27	400,000	354,464
Secured Overnight Financing Rate + 1.370% 1.922% VRN 10/24/31	345,000	260,280
Secured Overnight Financing Rate + 1.060% 2.087% VRN 6/14/29	1,835,000	1,536,141
Secured Overnight Financing Rate + 1.220% 2.299% VRN 7/21/32	810,000	613,761
Secured Overnight Financing Rate + 1.050% 2.551% VRN 2/04/28	2,801,000	2,497,580
Secured Overnight Financing Rate + 1.210% 2.572% VRN 10/20/32	1,175,000	902,861

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 2.150% 2.592% VRN 4/29/31	$290,000	$233,041
3 mo. USD Term SOFR + 1.774% 3.705% VRN 4/24/28	1,400,000	1,289,390
3 mo. USD Term SOFR + 1.837% 3.824% VRN 1/20/28	2,564,000	2,381,033
3 mo. USD Term SOFR + 1.332% 3.970% VRN 3/05/29	1,670,000	1,529,763
Citigroup, Inc.
Secured Overnight Financing Rate + 0.770% 1.462% VRN 6/09/27	180,000	159,108
Secured Overnight Financing Rate + 1.167% 2.561% VRN 5/01/32	1,860,000	1,439,820
Secured Overnight Financing Rate + 2.107% 2.572% VRN 6/03/31	1,500,000	1,196,111
Secured Overnight Financing Rate + 1.422% 2.976% VRN 11/05/30	500,000	418,629
Secured Overnight Financing Rate + 1.351% 3.057% VRN 1/25/33	2,590,000	2,047,490
Global Bank Corp. 3 mo. USD LIBOR + 3.300%
5.250% VRN 4/16/29 (b)	200,000	181,560
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 0.486% 0.925% VRN 10/21/24	895,000	887,931
1.217% 12/06/23	2,245,000	2,226,395
Secured Overnight Financing Rate + 0.798% 1.431% VRN 3/09/27	2,295,000	2,043,214
Secured Overnight Financing Rate + 0.818% 1.542% VRN 9/10/27	485,000	424,663
Secured Overnight Financing Rate + 0.913% 1.948% VRN 10/21/27	1,755,000	1,549,582
Secured Overnight Financing Rate + 1.090% 1.992% VRN 1/27/32	60,000	44,977
Secured Overnight Financing Rate + 1.248% 2.383% VRN 7/21/32	590,000	449,337
Secured Overnight Financing Rate + 1.264% 2.650% VRN 10/21/32	85,000	65,609
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.732% 2.013% VRN 9/22/28	1,370,000	1,162,820

	Principal Amount	Value
Secured Overnight Financing Rate + 1.929% 2.099% VRN 6/04/26	$1,480,000	$1,379,459
Secured Overnight Financing Rate + 1.285% 2.206% VRN 8/17/29	1,935,000	1,594,888
Secured Overnight Financing Rate + 2.650% 6.332% VRN 3/09/44	665,000	638,532
JP Morgan Chase & Co.
3 mo. USD Term SOFR + 0.580% 0.969% VRN 6/23/25	2,650,000	2,543,159
Secured Overnight Financing Rate + 0.605% 1.561% VRN 12/10/25	1,890,000	1,786,205
Secured Overnight Financing Rate + 0.885% 1.578% VRN 4/22/27	1,765,000	1,575,142
Secured Overnight Financing Rate + 1.015% 2.069% VRN 6/01/29	885,000	745,708
Secured Overnight Financing Rate + 1.180% 2.545% VRN 11/08/32	660,000	510,770
3 mo. USD Term SOFR + 1.250% 2.580% VRN 4/22/32	60,000	47,330
3 mo. USD Term SOFR + 1.510% 2.739% VRN 10/15/30	540,000	451,584
3 mo. USD Term SOFR + 1.382% 4.005% VRN 4/23/29	410,000	377,845
Lloyds Banking Group PLC
1 yr. CMT + 0.850% 1.627% VRN 5/11/27	1,000,000	886,929
3 mo. USD LIBOR + 1.205% 3.574% VRN 11/07/28	425,000	379,623
1 yr. CMT + 3.500% 3.870% VRN 7/09/25	415,000	406,920
1 yr. CMT + 2.300% 4.976% VRN 8/11/33	995,000	882,990
Macquarie Group Ltd.
Secured Overnight Financing Rate + 1.069% 1.340% VRN 1/12/27 (b)	770,000	688,858
Secured Overnight Financing Rate + 1.440% 2.691% VRN 6/23/32 (b)	5,000	3,831
Secured Overnight Financing Rate + 1.532% 2.871% VRN 1/14/33 (b)	1,335,000	1,008,990
Secured Overnight Financing Rate + 2.405% 4.442% VRN 6/21/33 (b)	525,000	447,214

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley
Secured Overnight Financing Rate + 0.560% 1.164% VRN 10/21/25	$2,885,000	$2,723,352
Secured Overnight Financing Rate + 0.879% 1.593% VRN 5/04/27	970,000	863,378
Secured Overnight Financing Rate + 1.020% 1.928% VRN 4/28/32	1,005,000	746,513
Secured Overnight Financing Rate + 1.178% 2.239% VRN 7/21/32	1,235,000	930,802
Secured Overnight Financing Rate + 1.360% 2.484% VRN 9/16/36	980,000	711,859
Natwest Group PLC 3 mo. USD LIBOR + 1.762%
4.269% VRN 3/22/25	475,000	469,912
PNC Financial Services Group, Inc.
Secured Overnight Financing Rate + 1.933% 5.068% VRN 1/24/34	715,000	648,397
Secured Overnight Financing Rate + 1.841% 5.582% 6/12/29	395,000	383,195
Secured Overnight Financing Rate Index + 2.140% 6.037% VRN 10/28/33	1,025,000	994,734
Santander UK Group Holdings PLC
Secured Overnight Financing Rate + 0.787% 1.089% VRN 3/15/25	1,825,000	1,775,709
1 yr. CMT + 1.250% 1.532% VRN 8/21/26	295,000	267,403
Secured Overnight Financing Rate + 0.989% 1.673% VRN 6/14/27	340,000	297,397
Secured Overnight Financing Rate + 1.220% 2.469% VRN 1/11/28	285,000	248,038
3 mo. USD LIBOR + 1.570% 4.796% VRN 11/15/24	525,000	524,014
Santander UK PLC
5.000% 11/07/23 (b)	1,390,000	1,386,539
U.S. Bancorp
Secured Overnight Financing Rate + 1.600% 4.839% VRN 2/01/34	1,575,000	1,386,720
Secured Overnight Financing Rate + 2.260% 5.836% VRN 6/12/34	455,000	429,133
Secured Overnight Financing Rate + 2.090% 5.850% VRN 10/21/33	715,000	676,835

	Principal Amount	Value
UBS Group AG
Secured Overnight Financing Rate Index + 0.980% 1.305% VRN 2/02/27 (b)	$1,565,000	$1,387,855
1 yr. CMT + 0.850% 1.494% VRN 8/10/27 (b)	145,000	126,565
Secured Overnight Financing Rate + 1.560% 2.593% VRN 9/11/25 (b)	310,000	298,369
Secured Overnight Financing Rate + 1.730% 3.091% VRN 5/14/32 (b)	1,990,000	1,571,800
4.282% 1/09/28 (b)	345,000	317,204
Secured Overnight Financing Rate + 3.340% 6.373% VRN 7/15/26 (b)	510,000	508,078
Secured Overnight Financing Rate + 3.920% 6.537% VRN 8/12/33 (b)	4,055,000	4,007,610
Secured Overnight Financing Rate + 5.020% 9.016% VRN 11/15/33 (b)	2,275,000	2,627,203
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.100% 2.393% VRN 6/02/28	1,370,000	1,201,448
Secured Overnight Financing Rate + 1.500% 3.350% VRN 3/02/33	3,530,000	2,853,452
Secured Overnight Financing Rate + 1.510% 3.526% VRN 3/24/28	1,800,000	1,653,072
3 mo. USD Term SOFR + 1.572% 3.584% VRN 5/22/28	1,345,000	1,231,338
Secured Overnight Financing Rate + 2.100% 4.897% VRN 7/25/33	795,000	719,475
		76,218,936
Beverages — 0.1%
Bacardi Ltd.
5.300% 5/15/48 (b)	275,000	237,187
Triton Water Holdings, Inc.
6.250% 4/01/29 (b)	450,000	367,875
		605,062
Biotechnology — 0.2%
Amgen, Inc.
5.250% 3/02/33	380,000	363,265
5.600% 3/02/43	725,000	674,020
5.750% 3/02/63	271,000	249,992
		1,287,277

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 0.3%
International Flavors & Fragrances, Inc.
2.300% 11/01/30 (b)	$1,860,000	$1,399,211
3.268% 11/15/40 (b)	350,000	219,139
4.375% 6/01/47	230,000	154,460
5.000% 9/26/48	430,000	320,438
SK Invictus Intermediate II Sarl
5.000% 10/30/29 (b)	80,000	64,114
		2,157,362
Commercial Services — 0.2%
Adtalem Global Education, Inc.
5.500% 3/01/28 (b)	85,000	77,849
Global Payments, Inc.
4.875% 3/17/31 EUR (c)	370,000	380,812
5.400% 8/15/32	365,000	342,133
5.950% 8/15/52	495,000	443,804
Upbound Group, Inc.
6.375% 2/15/29 (b)	85,000	75,438
WASH Multifamily Acquisition, Inc.
5.750% 4/15/26 (b)	85,000	79,369
		1,399,405
Computers — 0.0%
NCR Corp.
5.125% 4/15/29 (b)	175,000	154,185
5.250% 10/01/30 (b)	90,000	77,561
		231,746
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.000% 10/29/28	640,000	548,786
3.300% 1/30/32	2,270,000	1,804,450
Air Lease Corp.
3.250% 3/01/25	950,000	909,264
5.850% 12/15/27	505,000	498,163
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (b)	1,109,000	936,164
2.875% 2/15/25 (b)	45,000	42,484
3.950% 7/01/24 (b)	380,000	371,943
4.375% 5/01/26 (b)	815,000	765,233
Capital One Financial Corp. Secured Overnight Financing Rate + 1.790%
3.273% VRN 3/01/30	1,160,000	970,339
Discover Financial Services
3.950% 11/06/24	150,000	145,872
Park Aerospace Holdings Ltd.
5.500% 2/15/24 (b)	75,000	74,626
		7,067,324

	Principal Amount	Value
Electric — 2.0%
Ameren Illinois Co.
3.700% 12/01/47	$480,000	$349,616
Arizona Public Service Co.
5.550% 8/01/33	830,000	804,578
Baltimore Gas & Electric Co.
5.400% 6/01/53	810,000	744,369
Duke Energy Carolinas LLC
3.700% 12/01/47	738,000	526,331
Duke Energy Corp.
3.750% 9/01/46	471,000	325,553
Duke Energy Progress LLC
5.250% 3/15/33	875,000	847,760
Entergy Louisiana LLC
3.780% 4/01/25	1,250,000	1,208,680
Eversource Energy
4.600% 7/01/27	735,000	706,924
FirstEnergy Transmission LLC
2.866% 9/15/28 (b)	1,401,000	1,214,670
5.450% 7/15/44 (b)	600,000	525,399
Florida Power & Light Co.
3.990% 3/01/49	1,000,000	751,312
Metropolitan Edison Co.
4.000% 4/15/25 (b)	985,000	944,181
MidAmerican Energy Co.
4.400% 10/15/44	1,905,000	1,540,436
Mong Duong Finance Holdings BV
5.125% 5/07/29 (b)	250,000	225,878
Oncor Electric Delivery Co. LLC
4.950% 9/15/52 (b)	810,000	705,600
Public Service Co. of Colorado
5.250% 4/01/53	770,000	670,308
Southwestern Electric Power Co.
3.250% 11/01/51	425,000	255,249
5.300% 4/01/33	1,030,000	972,596
TenneT Holding BV
2.750% 5/17/42 EUR (b) (c)	515,000	457,623
4.500% 10/28/34 EUR (b) (c)	750,000	833,945
4.750% 10/28/42 EUR (b) (c)	185,000	205,717
Wisconsin Power & Light Co.
4.950% 4/01/33	1,535,000	1,441,495
		16,258,220
Engineering & Construction — 0.1%
Artera Services LLC
9.033% 12/04/25 (b)	257,000	237,082
Cellnex Finance Co. SA
2.000% 9/15/32 EUR (b) (c)	200,000	164,837
		401,919

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entertainment — 0.4%
Warnermedia Holdings, Inc.
5.050% 3/15/42	$1,760,000	$1,361,164
5.141% 3/15/52	3,001,000	2,229,864
		3,591,028
Environmental Controls — 0.1%
Waste Pro USA, Inc.
5.500% 2/15/26 (b)	575,000	536,921
Food — 0.6%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
6.750% 3/15/34 (b)	1,650,000	1,605,434
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.000% 2/02/29	730,000	612,607
3.000% 5/15/32	410,000	309,297
6.500% 12/01/52	900,000	805,766
Pilgrim’s Pride Corp.
3.500% 3/01/32	500,000	386,651
5.875% 9/30/27 (b)	75,000	76,091
6.250% 7/01/33	720,000	676,648
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.625% 3/01/29 (b)	400,000	328,130
		4,800,624
Gas — 0.2%
KeySpan Gas East Corp.
5.819% 4/01/41 (b)	1,337,000	1,199,844
National Gas Transmission PLC
4.250% 4/05/30 EUR (b) (c)	375,000	389,880
		1,589,724
Health Care – Products — 0.0%
Embecta Corp.
5.000% 2/15/30 (b)	64,000	49,920
Medtronic Global Holdings SCA
3.375% 10/15/34 EUR (c)	300,000	293,781
		343,701
Health Care – Services — 1.5%
Aetna, Inc.
3.500% 11/15/24	500,000	486,868
Catalent Pharma Solutions, Inc.
3.500% 4/01/30 (b) (d)	380,000	312,862
Centene Corp.
2.450% 7/15/28	1,951,000	1,648,291
4.250% 12/15/27	590,000	543,927
CommonSpirit Health
3.347% 10/01/29	65,000	56,745

	Principal Amount	Value
HCA, Inc.
2.375% 7/15/31	$230,000	$176,039
3.500% 9/01/30	859,000	726,736
4.125% 6/15/29	1,262,000	1,142,465
5.125% 6/15/39	650,000	563,063
5.250% 4/15/25	644,000	636,034
5.250% 6/15/49	485,000	398,421
5.375% 9/01/26	590,000	579,026
5.500% 6/15/47	775,000	661,510
Humana, Inc.
3.700% 3/23/29	2,050,000	1,870,057
Kedrion SpA
6.500% 9/01/29 (b)	675,000	578,812
ModivCare Escrow Issuer, Inc.
5.000% 10/01/29 (b) (d)	575,000	412,562
ModivCare, Inc.
5.875% 11/15/25 (b)	340,000	323,190
Molina Healthcare, Inc.
3.875% 11/15/30 (b)	402,000	332,698
3.875% 5/15/32 (b)	520,000	417,032
Tenet Healthcare Corp.
6.750% 5/15/31 (b)	250,000	241,118
		12,107,456
Household Products & Wares — 0.0%
Central Garden & Pet Co.
5.125% 2/01/28	22,000	20,517
Insurance — 1.5%
Aon Corp./Aon Global Holdings PLC
3.900% 2/28/52	845,000	603,907
Athene Global Funding
1.985% 8/19/28 (b)	2,200,000	1,793,990
3.205% 3/08/27 (b)	445,000	398,636
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744%
6.151% VRN 11/01/53 (b)	350,000	324,678
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (b)	3,290,000	2,800,367
Marsh & McLennan Cos., Inc.
5.750% 11/01/32	545,000	545,573
Metropolitan Life Global Funding I
5.150% 3/28/33 (b)	480,000	454,536
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%
4.375% VRN 9/15/54 (b)	4,000,000	3,897,006
Willis North America, Inc.
5.350% 5/15/33	1,205,000	1,124,107
		11,942,800

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Internet — 0.2%
Meta Platforms, Inc.
5.600% 5/15/53	$570,000	$539,482
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.750% 4/30/27 (b)	75,000	66,750
Tencent Holdings Ltd.
3.680% 4/22/41 (b)	455,000	314,369
3.840% 4/22/51 (b)	455,000	290,200
3.975% 4/11/29 (b)	410,000	372,112
		1,582,913
Lodging — 0.1%
Hyatt Hotels Corp.
1.800% 10/01/24	930,000	892,193
Machinery – Diversified — 0.0%
OT Merger Corp.
7.875% 10/15/29 (b)	250,000	152,981
Media — 0.8%
Cable One, Inc.
4.000% 11/15/30 (b) (d)	1,085,000	826,553
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	500,000	450,855
4.800% 3/01/50	375,000	262,225
4.908% 7/23/25	1,105,000	1,079,753
5.250% 4/01/53 (d)	250,000	186,876
5.375% 4/01/38	5,000	4,089
5.375% 5/01/47	180,000	137,164
5.750% 4/01/48	1,088,000	868,725
CSC Holdings LLC
5.375% 2/01/28 (b)	150,000	122,117
5.750% 1/15/30 (b)	250,000	140,074
6.500% 2/01/29 (b)	1,233,000	1,021,462
7.500% 4/01/28 (b) (d)	80,000	51,944
11.250% 5/15/28 (b)	200,000	199,217
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375% 8/15/26 (b) (e)	656,000	13,120
Time Warner Cable LLC
5.500% 9/01/41	370,000	289,426
5.875% 11/15/40	360,000	298,279
VZ Secured Financing BV
5.000% 1/15/32 (b)	970,000	761,988
		6,713,867
Oil & Gas — 0.4%
Ecopetrol SA
8.875% 1/13/33	100,000	97,679

	Principal Amount	Value
KazMunayGas National Co. JSC
4.750% 4/19/27 (b)	$200,000	$187,095
Occidental Petroleum Corp.
0.000% 10/10/36	115,000	57,874
4.500% 7/15/44	400,000	281,732
Pertamina Persero PT
3.100% 8/27/30 (b)	675,000	562,274
Petroleos Mexicanos
6.625% 6/15/35	2,100,000	1,406,581
7.690% 1/23/50	295,000	189,501
QatarEnergy
2.250% 7/12/31 (b)	400,000	320,261
		3,102,997
Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.
6.250% 4/01/28 (b)	75,000	69,827
Packaging & Containers — 0.3%
Berry Global, Inc.
1.650% 1/15/27	85,000	73,059
4.875% 7/15/26 (b)	585,000	559,945
5.500% 4/15/28 (b)	310,000	299,449
Clearwater Paper Corp.
4.750% 8/15/28 (b)	300,000	256,422
Sealed Air Corp.
1.573% 10/15/26 (b)	1,200,000	1,044,622
		2,233,497
Pharmaceuticals — 0.7%
1375209 BC Ltd.
9.000% 1/30/28 (b)	81,000	80,066
Bayer U.S. Finance II LLC
4.375% 12/15/28 (b)	3,281,000	3,049,771
4.625% 6/25/38 (b)	1,310,000	1,075,293
4.875% 6/25/48 (b)	220,000	175,448
Cigna Group
3.400% 3/15/51	210,000	137,462
CVS Health Corp.
5.050% 3/25/48	960,000	797,612
Grifols SA
4.750% 10/15/28 (b) (d)	230,000	196,100
		5,511,752
Pipelines — 0.8%
Columbia Pipelines Operating Co. LLC
6.036% 11/15/33 (b)	965,000	941,941
Energy Transfer LP
4.950% 6/15/28	1,131,000	1,082,388
5.350% 5/15/45	370,000	303,399

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.400% 10/01/47	$1,275,000	$1,051,555
5.950% 10/01/43	750,000	659,344
Galaxy Pipeline Assets Bidco Ltd.
2.160% 3/31/34 (b)	354,840	295,621
Plains All American Pipeline LP/PAA Finance Corp.
3.550% 12/15/29	228,000	195,995
Rockies Express Pipeline LLC
4.950% 7/15/29 (b)	1,000,000	890,693
6.875% 4/15/40 (b)	745,000	653,142
Southern Gas Corridor CJSC
6.875% 3/24/26 (b)	400,000	397,593
TransCanada PipeLines Ltd.
4.625% 3/01/34	190,000	165,508
		6,637,179
Real Estate — 0.2%
Annington Funding PLC
2.308% 10/06/32 GBP (b) (c)	220,000	191,047
3.184% 7/12/29 GBP (b) (c)	200,000	202,794
3.685% 7/12/34 GBP (b) (c)	200,000	186,263
Blackstone Property Partners Europe Holdings Sarl
1.625% 4/20/30 EUR (b) (c)	500,000	391,591
1.750% 3/12/29 EUR (b) (c)	350,000	289,783
Vonovia Finance BV
2.250% 4/07/30 EUR (b) (c)	100,000	88,999
Vonovia SE
1.500% 6/14/41 EUR (b) (c)	400,000	230,455
		1,580,932
Real Estate Investment Trusts (REITS) — 2.2%
American Assets Trust LP
3.375% 2/01/31	865,000	647,464
American Homes 4 Rent LP
3.625% 4/15/32	1,165,000	963,965
4.300% 4/15/52	375,000	271,232
American Tower Corp.
1.000% 1/15/32 EUR (c)	100,000	79,004
2.700% 4/15/31	195,000	154,648
5.550% 7/15/33	1,025,000	976,684
5.650% 3/15/33	700,000	672,887
CapitaLand Ascendas REIT
0.750% 6/23/28 EUR (b) (c)	445,000	379,935
Crown Castle, Inc.
3.250% 1/15/51	1,004,000	609,989
CubeSmart LP
2.000% 2/15/31	730,000	549,078
Digital Intrepid Holding BV
0.625% 7/15/31 EUR (b) (c)	1,050,000	791,477

	Principal Amount	Value
Extra Space Storage LP
2.350% 3/15/32	$1,075,000	$812,590
2.400% 10/15/31	1,040,000	796,191
3.900% 4/01/29	670,000	601,776
GLP Capital LP/GLP Financing II, Inc.
3.250% 1/15/32	629,000	488,160
4.000% 1/15/30	85,000	72,085
4.000% 1/15/31	380,000	316,356
5.375% 4/15/26	1,375,000	1,333,177
Healthcare Realty Holdings LP
2.000% 3/15/31	240,000	179,871
2.050% 3/15/31	106,000	76,590
2.400% 3/15/30	615,000	474,778
3.100% 2/15/30	825,000	686,930
3.625% 1/15/28	157,000	139,783
Hudson Pacific Properties LP
3.250% 1/15/30	160,000	108,871
3.950% 11/01/27	95,000	74,991
4.650% 4/01/29	1,275,000	959,878
Invitation Homes Operating Partnership LP
2.000% 8/15/31	940,000	695,638
2.700% 1/15/34	115,000	83,899
Physicians Realty LP
2.625% 11/01/31	465,000	350,221
4.300% 3/15/27	105,000	98,687
Prologis Euro Finance LLC
4.250% 1/31/43 EUR (c)	710,000	650,083
Realty Income Corp.
5.125% 7/06/34 EUR (c)	365,000	382,524
Rexford Industrial Realty LP
2.150% 9/01/31	110,000	82,022
VICI Properties LP
4.950% 2/15/30	20,000	18,299
5.125% 5/15/32	1,138,000	1,018,593
5.625% 5/15/52	173,000	143,260
VICI Properties LP/VICI Note Co., Inc.
3.750% 2/15/27 (b)	30,000	27,222
3.875% 2/15/29 (b)	430,000	371,569
4.125% 8/15/30 (b)	170,000	144,565
4.500% 9/01/26 (b)	240,000	225,469
4.500% 1/15/28 (b)	160,000	146,014
4.625% 6/15/25 (b)	65,000	62,770
5.750% 2/01/27 (b)	75,000	72,605
		17,791,830

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.750% 1/15/30 (b) (d)	$203,000	$165,465
Michaels Cos., Inc.
5.250% 5/01/28 (b)	556,000	443,744
7.875% 5/01/29 (b)	339,000	221,315
Papa John’s International, Inc.
3.875% 9/15/29 (b)	233,000	192,328
		1,022,852
Savings & Loans — 0.1%
Nationwide Building Society Secured Overnight Financing Rate + 1.290%
2.972% VRN 2/16/28 (b)	720,000	643,938
Semiconductors — 0.1%
Broadcom, Inc.
2.600% 2/15/33 (b)	412,000	307,222
3.419% 4/15/33 (b)	420,000	335,940
		643,162
Software — 0.5%
Open Text Corp.
6.900% 12/01/27 (b)	125,000	125,284
Oracle Corp.
3.800% 11/15/37	200,000	152,601
3.950% 3/25/51	2,988,000	2,048,409
6.500% 4/15/38	515,000	518,853
6.900% 11/09/52	355,000	365,696
Take-Two Interactive Software, Inc.
4.000% 4/14/32	810,000	706,502
		3,917,345
Telecommunications — 1.3%
AT&T, Inc.
3.800% 12/01/57	887,000	561,937
4.500% 5/15/35	110,000	93,827
4.850% 3/01/39	366,000	309,697
5.250% 3/01/37	850,000	771,889
CommScope, Inc.
4.750% 9/01/29 (b)	700,000	514,881
Frontier Communications Holdings LLC
8.625% 3/15/31 (b)	705,000	664,158
8.750% 5/15/30 (b)	200,000	189,895
Intelsat Jackson Holdings SA
6.500% 3/15/30 (b)	1,440,000	1,277,055
Intelsat Jackson Holdings SA, Escrow
8.500% 10/15/24 (f) (g)	378,000	—
9.750% 7/15/25 (f) (g)	1,379,000	—

	Principal Amount	Value
Sprint Capital Corp.
8.750% 3/15/32	$665,000	$769,303
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 3/20/25 (b)	298,124	294,962
5.152% 9/20/29 (b)	1,813,500	1,781,667
T-Mobile USA, Inc.
2.250% 2/15/26	1,217,000	1,120,327
3.750% 4/15/27	1,270,000	1,186,713
Vodafone Group PLC
4.875% 6/19/49	770,000	614,716
		10,151,027
Water — 0.0%
Thames Water Utilities Finance PLC
4.375% 1/18/31 EUR (b) (c)	405,000	378,203

TOTAL CORPORATE DEBT (Cost $233,165,394)		208,629,792

MUNICIPAL OBLIGATIONS — 0.6%
City of New York NY, General Obligation,
3.000% 8/01/34	945,000	751,893
County of Miami-Dade FL Aviation Revenue, Revenue Bond,
2.707% 10/01/33	375,000	292,575
New York City Transitional Finance Authority Future Tax Secured Revenue
Revenue, 4.600% 5/01/31	1,195,000	1,131,532
Revenue Bond, 5.130% 2/01/35	1,033,000	989,352
Revenue Bond, 5.150% 2/01/36	1,033,000	983,448
New York State Dormitory Authority, Revenue Bond,
5.628% 3/15/39	860,000	854,964

TOTAL MUNICIPAL OBLIGATIONS (Cost $5,513,358)		5,003,764

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.0%
Commercial Mortgage-Backed Securities — 3.2%
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class AMP, 3.287% 11/05/32 (b)	1,920,000	1,699,447
Series 2018-PARK, Class A, 4.227% VRN 8/10/38 (b) (h)	1,280,000	1,120,781

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BX Commercial Mortgage Trust
Series 2020-VIV4, Class A, 2.843% 3/09/44 (b)	$2,870,000	$2,332,008
Series 2019-XL, Class A, 1 mo. USD Term SOFR + 1.034% 6.367% FRN 10/15/36 (b)	1,922,900	1,917,491
Series 2022-CSMO, Class A, 1 mo. USD Term SOFR + 2.115% 7.447% FRN 6/15/27 (b)	1,641,000	1,642,025
BX Trust
Series 2019-OC11, Class A, 3.202% 12/09/41 (b)	420,000	353,367
Series 2019-OC11, Class E, 4.076% VRN 12/09/41 (b) (h)	700,000	557,880
Series 2022-VAMF, Class C, 1 mo. USD Term SOFR + 1.580% 6.912% FRN 1/15/39 (b)	1,057,000	1,030,570
Series 2022-PSB, Class D, 1 mo. USD Term SOFR + 4.693% 10.025% FRN 8/15/39 (b)	1,196,107	1,196,838
Century Plaza Towers
Series 2019-CPT, Class A, 2.865% 11/13/39 (b)	805,000	640,039
Series 2019-CPT, Class B, 3.097% VRN 11/13/39 (b) (h)	1,000,000	738,809
Citigroup Commercial Mortgage Trust, Series 2020-420K, Class D,
3.422% VRN 11/10/42 (b) (h)	700,000	495,466
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, 1 mo. USD Term SOFR + 2.697%
8.030% FRN 5/15/36 (b)	3,881,344	3,824,578
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (b)	860,000	675,441
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 3.041% VRN 12/10/41 (b) (h)	860,000	708,231
Series 2019-30HY, Class A, 3.228% 7/10/39 (b)	880,000	743,721
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A, 3.397% 6/05/39 (b)	900,000	762,603
Series 2021-HTL5, Class A, 1 mo. USD Term SOFR + 1.229% 6.563% FRN 11/15/38 (b)	2,138,000	2,097,904
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (b)	570,000	410,586

	Principal Amount	Value
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (b)	$1,085,000	$861,986
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.961% VRN 1/15/32 (b) (h)	640,000	630,249
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B,
4.144% VRN 1/05/43 (b) (h)	50,000	32,686
TTAN, Series 2021-MHC, Class E, 1 mo. USD Term SOFR + 2.514%
7.848% FRN 3/15/38 (b)	1,159,818	1,107,620
		25,580,326
Home Equity Asset-Backed Securities — 0.6%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1, 1 mo. USD Term SOFR + 0.849%
6.169% FRN 10/25/35	1,486,698	1,423,579
Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD Term SOFR + 0.694%
6.014% FRN 1/25/36	1,770,487	1,668,244
Option One Mortgage Loan Trust, Series 2006-3, Class 1A1, 1 mo. USD Term SOFR + 0.254%
5.574% FRN 2/25/37	3,498,394	2,133,841
		5,225,664
Other Asset-Backed Securities — 5.7%
AGL CLO Ltd., Series 2021-13A, Class A1, 3 mo. USD Term SOFR + 1.422%
6.748% FRN 10/20/34 (b)	2,400,000	2,376,197
Aimco CLO Ltd., Series 2020-11A, Class AR, 3 mo. USD Term SOFR + 1.392%
6.700% FRN 10/17/34 (b)	2,075,000	2,062,299
Allegro CLO VIII Ltd., Series 2018-2A, Class A, 3 mo. USD Term SOFR + 1.362%
6.670% FRN 7/15/31 (b)	2,150,000	2,144,625
AMMC CLO 15 Ltd., Series 2014-15A, Class AR3, 3 mo. USD Term SOFR + 1.382%
6.690% FRN 1/15/32 (b)	2,000,000	1,988,766
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 1 mo. USD Term SOFR + 1.184%
6.517% FRN 8/15/34 (b)	2,018,000	1,985,035

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CIFC Funding Ltd., Series 2014-5A, Class BR2, 3 mo. USD Term SOFR + 2.062%
7.370% FRN 10/17/31 (b)	$1,600,000	$1,589,152
CIM Trust, Series 2023-NR1, Class A1,
6.000% STEP 6/25/62 (b)	3,550,357	3,404,558
Clover CLO Ltd., Series 2019-2A, Class BR, 3 mo. USD Term SOFR + 1.862%
7.213% FRN 10/25/33 (b)	2,400,000	2,355,941
Countrywide Asset-Backed Certificates Trust
Series 2007-7, Class 1A, 1 mo. USD Term SOFR + 0.314% 5.634% FRN 10/25/47	2,619,069	2,370,394
Series 2004-5, Class M1, 1 mo. USD Term SOFR + 0.969% 6.289% FRN 8/25/34	112,211	111,449
Flatiron CLO Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.600%
7.182% FRN 7/19/34 (b)	2,400,000	2,361,209
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 3 mo. USD Term SOFR + 1.372%
6.741% FRN 10/29/29 (b)	1,022,330	1,021,425
GSAMP Trust, Series 2006-HE1, Class M1, 1 mo. USD Term SOFR + 0.699%
6.019% FRN 1/25/36	307,011	304,054
Magnetite VII Ltd., Series 2012-7A, Class A1R2, 3 mo. USD Term SOFR + 1.062%
6.370% FRN 1/15/28 (b)	949,582	945,618
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD Term SOFR + 0.694%
6.014% FRN 2/25/36	1,250,492	1,212,920
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1
1.910% 10/20/61 (b)	1,646,000	1,415,546
Preston Ridge Partners Mortgage LLC
Series 2021-5, Class A1, 1.793% STEP 6/25/26 (b)	3,412,630	3,161,672
Series 2021-6, Class A1, 1.793% STEP 7/25/26 (b)	1,456,307	1,362,785
Series 2022-1, Class A1, 3.720% STEP 2/25/27 (b)	3,393,199	3,250,198
Series 2022-4, Class A1, 5.000% STEP 8/25/27 (b)	814,258	787,570

	Principal Amount	Value
Progress Residential Trust
Series 2021-SFR8, Class C, 1.931% 10/17/38 (b)	$2,500,000	$2,178,656
Series 2020-SFR3, Class F, 2.796% 10/17/27 (b)	860,000	786,443
Series 2021-SFR10, Class F, 4.608% 12/17/38 (b)	1,154,375	977,199
Rockford Tower CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD Term SOFR + 1.382%
6.708% FRN 4/20/34 (b)	2,435,000	2,406,123
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2
1.645% 9/15/45 (b)	1,062,000	956,316
VOLT CIII LLC, Series 2021-CF1, Class A1,
1.992% STEP 8/25/51 (b)	2,182,279	2,024,006
		45,540,156
Student Loans Asset-Backed Securities — 1.6%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + 0.700%
6.134% FRN 7/25/56 (b)	1,152,830	1,104,218
Nelnet Student Loan Trust
Series 2005-4, Class A4, 90 day USD SOFR Average + 0.442% 5.683% FRN 3/22/32	2,148,937	2,121,196
Series 2006-1, Class A6, 3 mo. USD Term SOFR + 0.712% 6.089% FRN 8/23/36 (b)	1,420,791	1,392,376
SLM Student Loan Trust
Series 2014-1, Class A3, 30 day USD SOFR Average + 0.714% 6.029% FRN 2/26/29	1,178,777	1,132,469
Series 2012-7, Class A3, 30 day USD SOFR Average + 0.764% 6.079% FRN 5/26/26	2,048,974	1,968,079
Series 2008-5, Class B, 90 day USD SOFR Average + 2.112% 7.166% FRN 7/25/73	3,735,000	3,628,536
Wachovia Student Loan Trust, Series 2006-1, Class A6, 90 day USD SOFR Average + 0.432%
5.486% FRN 4/25/40 (b)	1,427,914	1,378,932
		12,725,806
Whole Loan Collateral Collateralized Mortgage Obligations — 5.9%
Ajax Mortgage Loan Trust
Series 2019-F, 2.860% STEP 7/25/59 (b)	1,627,862	1,507,399
Series 2022-B, Class A1, 3.500% STEP 3/27/62 (b)	2,784,284	2,536,419

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 1 mo. USD Term SOFR + 0.514%
5.834% FRN 3/25/46	$1,355,618	$1,142,972
Bear Stearns Trust, Series 2005-4, Class 25A1,
4.305% VRN 5/25/35 (h)	617,501	555,323
BINOM Securitization Trust, Series 2022-RPL1, Class A1,
3.000% VRN 2/25/61 (b) (h)	2,552,310	2,252,972
CIM Trust, Series 2021-J3, Class A1,
2.500% VRN 6/25/51 (b) (h)	5,217,064	3,950,091
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A2,
4.107% VRN 3/25/36 (h)	2,129	1,967
COLT Mortgage Loan Trust, Series 2023-1, Class A1,
6.048% STEP 4/25/68 (b)	2,717,264	2,686,407
Credit Suisse Mortgage Trust
Series 2021-NQM6, Class A1, 1.174% VRN 7/25/66 (b) (h)	2,913,645	2,258,332
Series 2018-RPL9, Class A, 3.850% VRN 9/25/57 (b) (h)	1,476,480	1,360,707
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3, Class A2, 1 mo. USD Term SOFR + 0.364%
5.684% 7/25/47	2,849,268	2,225,095
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1,
5.564% VRN 11/25/35 (h)	1,153,416	960,523
GS Mortgage-Backed Securities Trust, Series 2022-PJ6 , Class A4,
3.000% VRN 1/25/53 (b) (h)	4,086,354	3,215,290
HarborView Mortgage Loan Trust
Series 2006-10, Class 1A1A, 1 mo. USD Term SOFR + 0.314% 5.642% FRN 11/19/36	2,584,459	1,834,956
Series 2007-6, Class 1A1A, 1 mo. USD Term SOFR + 0.314% 5.642% FRN 8/19/37	2,240,560	1,752,393
Series 2007-3, Class 2A1A, 1 mo. USD Term SOFR + 0.514% 5.842% FRN 5/19/47	2,819,687	2,503,412
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1 mo. USD Term SOFR + 0.634%
5.954% FRN 1/25/36	1,613,956	1,532,171
JP Morgan Mortgage Trust
Series 2021-13, Class A3, 2.500% VRN 4/25/52 (b) (h)	3,659,194	2,761,405

	Principal Amount	Value
Series 2005-A5, Class 1A2, 4.395% VRN 8/25/35 (h)	$74,329	$70,055
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1,
3.851% VRN 4/25/34 (h)	456,832	394,634
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1,
1.957% VRN 10/25/61 (b) (h)	3,756,275	2,936,102
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 1 mo. USD Term SOFR + 0.484%
5.804% FRN 8/25/36	479,440	389,634
Residential Asset Securitization Trust, Series 2006-A14C, Class 1A1
6.250% 12/25/36	1,793,970	1,277,704
Structured Asset Mortgage Investments II Trust, Series 2006-AR1, Class 3A1, 1 mo. USD Term SOFR + 0.574%
5.894% FRN 2/25/36	1,366,495	1,071,160
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-AR12, Class 1A4, 3.946% VRN 10/25/36 (h)	3,689,719	3,174,540
Series 2005-AR2, Class 2A1A, 1 mo. USD Term SOFR + 0.734% 6.054% FRN 1/25/45	435,965	418,824
Series 2005-7, Class 4CB, 7.000% 8/25/35	2,147,867	1,582,186
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4,
4.624% VRN 4/25/37 (h)	695,004	593,703
		46,946,376

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $143,698,284)		136,018,328

SOVEREIGN DEBT OBLIGATIONS — 0.6%
Brazilian Government International Bond
3.875% 6/12/30 (d)	730,000	635,357
Chile Government International Bond
2.550% 1/27/32 (d)	200,000	161,497
3.500% 1/31/34	200,000	165,126
Colombia Government International Bond
4.500% 3/15/29	200,000	173,563

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dominican Republic International Bond
4.500% 1/30/30 (b)	$440,000	$372,325
Guatemala Government Bond
3.700% 10/07/33 (b)	300,000	229,841
Hungary Government International Bond
2.125% 9/22/31 (b)	250,000	184,032
5.250% 6/16/29 (b)	200,000	190,746
Mexico Government International Bond
2.659% 5/24/31	413,000	325,871
4.750% 4/27/32	200,000	180,070
Oman Government International Bond
6.750% 10/28/27 (b)	200,000	203,236
Panama Government International Bond
2.252% 9/29/32	200,000	144,552
3.160% 1/23/30	425,000	356,771
Paraguay Government International Bond
4.950% 4/28/31 (b)	200,000	184,436
Perusahaan Penerbit SBSN Indonesia III
2.800% 6/23/30 (b)	200,000	168,783
Peruvian Government International Bond
2.783% 1/23/31	250,000	204,272
2.844% 6/20/30	200,000	168,117
Poland Government International Bond
4.875% 10/04/33	200,000	186,000
5.750% 11/16/32	43,000	43,045
Romania Government International Bond
3.000% 2/14/31 (b)	270,000	216,967
Saudi Government International Bond
3.250% 10/22/30 (b)	200,000	175,000
South Africa Government International Bond
5.875% 4/20/32	200,000	170,000
		4,839,607

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,522,558)		4,839,607

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (i) — 38.5%
Collateralized Mortgage Obligations — 2.6%
Federal Home Loan Banks
5.300% 5/22/24	8,450,000	8,424,512
5.370% 5/21/24	8,300,000	8,275,868

	Principal Amount	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K155, Class A3 3.750% 4/25/33	$2,115,000	$1,853,997
Federal National Mortgage Association REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	521,682	445,556
Series 2018-55, Class PA, 3.500% 1/25/47	362,979	346,495
Series 2018-54, Class KA, 3.500% 1/25/47	349,777	333,893
Series 2018-38, Class PA, 3.500% 6/25/47	580,025	542,707
Government National Mortgage Association REMICS
Series 2018-124, Class NW, 3.500% 9/20/48	497,699	439,664
Series 2019-15, Class GT, 3.500% 2/20/49	523,579	462,018
		21,124,710
Pass-Through Securities — 35.3%
Federal Home Loan Mortgage Corp.
Pool #SD8193 2.000% 2/01/52	4,011,224	3,053,624
Pool #SD8199 2.000% 3/01/52 (j)	7,377,713	5,616,430
Pool #QE0312 2.000% 4/01/52	1,935,686	1,472,974
Pool #SD8147 2.500% 5/01/51	3,185,672	2,539,555
Pool #SD8189 2.500% 1/01/52	2,268,099	1,802,769
Pool #SD8194 2.500% 2/01/52	3,722,560	2,958,828
Pool #SD8200 2.500% 3/01/52	2,229,714	1,770,865
Pool #SD8205 2.500% 4/01/52	3,963,796	3,148,094
Pool #SD8212 2.500% 5/01/52	3,879,124	3,080,846
Pool #G18596 3.000% 4/01/31	210,406	197,891
Pool #G18691 3.000% 6/01/33	78,169	72,040
Pool #G08710 3.000% 6/01/46	53,663	45,445
Pool #G08715 3.000% 8/01/46	1,147,361	971,658
Pool #G08721 3.000% 9/01/46	154,491	130,639
Pool #G08726 3.000% 10/01/46	2,071,563	1,751,741
Pool #G08732 3.000% 11/01/46	1,468,783	1,242,022
Pool #G08741 3.000% 1/01/47	998,636	844,460
Pool #SD3016 3.000% 6/01/52	2,192,545	1,815,451
Pool #G18713 3.500% 11/01/33	591,338	552,410
Pool #G16756 3.500% 1/01/34	233,635	218,255
Pool #G60038 3.500% 1/01/44	509,134	453,826
Pool #G07848 3.500% 4/01/44	3,949,935	3,516,891
Pool #G07924 3.500% 1/01/45	1,075,820	949,399
Pool #G60138 3.500% 8/01/45	2,252,431	1,994,080
Pool #G08711 3.500% 6/01/46	877,784	772,165
Pool #G08716 3.500% 8/01/46	1,258,945	1,107,464

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G08792 3.500% 12/01/47	$1,068,011	$934,498
Pool #G67707 3.500% 1/01/48	1,468,545	1,297,351
Pool #G67711 4.000% 3/01/48	400,976	365,045
Pool #G67713 4.000% 6/01/48	1,055,338	959,780
Pool #G67714 4.000% 7/01/48	1,440,081	1,310,586
Pool #G67717 4.000% 11/01/48	1,286,547	1,170,858
Pool #G08843 4.500% 10/01/48	467,718	437,288
Pool #G08826 5.000% 6/01/48	152,934	147,240
Pool #G08844 5.000% 10/01/48	52,231	50,254
Federal National Mortgage Association
Pool #MA4093 2.000% 8/01/40	787,058	637,286
Pool #MA4152 2.000% 10/01/40	2,961,720	2,398,126
Pool #MA4176 2.000% 11/01/40	2,147,288	1,731,294
Pool #MA4333 2.000% 5/01/41	641,955	515,382
Pool #MA4158 2.000% 10/01/50	2,831,129	2,171,178
Pool #BT9728 2.000% 10/01/51	4,897,233	3,734,237
Pool #BQ6913 2.000% 12/01/51	4,188,722	3,193,983
Pool #CB2767 2.000% 1/01/52	4,039,716	3,081,626
Pool #CB2766 2.000% 2/01/52	2,729,305	2,083,707
Pool #FS1598 2.000% 4/01/52	4,074,505	3,101,797
Pool #BL6060 2.455% 4/01/40	1,265,000	823,917
Pool #MA4548 2.500% 2/01/52	3,746,337	2,977,726
Pool #MA4563 2.500% 3/01/52	3,842,220	3,051,537
Pool #MA3029 3.000% 6/01/32	211,080	194,924
Pool #MA1607 3.000% 10/01/33	1,619,418	1,463,616
Pool #BN7755 3.000% 9/01/49	1,676,118	1,411,414
Pool #BO2259 3.000% 10/01/49	2,907,717	2,443,058
Pool #MA3811 3.000% 10/01/49	459,982	377,492
Pool #MA4579 3.000% 4/01/52	3,737,128	3,094,381
Pool #BV8526 3.000% 5/01/52	4,338,658	3,592,455
Pool #AB4262 3.500% 1/01/32	1,093,985	1,026,658
Pool #MA1148 3.500% 8/01/42	2,153,710	1,924,184
Pool #CA0996 3.500% 1/01/48	75,388	66,107
Pool #MA3276 3.500% 2/01/48	165,933	144,935
Pool #MA3305 3.500% 3/01/48	558,896	488,172
Pool #MA3332 3.500% 4/01/48	22,395	19,561
Pool #CA3633 3.500% 6/01/49	644,905	564,909
Pool #MA2995 4.000% 5/01/47	461,440	417,926
Pool #AS9830 4.000% 6/01/47	260,206	235,587
Pool #MA3027 4.000% 6/01/47	427,094	386,686
Pool #AS9972 4.000% 7/01/47	239,564	216,898
Pool #AL9106 4.500% 2/01/46	210,498	197,648
Pool #CA1710 4.500% 5/01/48	843,317	787,617
Pool #CA1711 4.500% 5/01/48	15,010	14,019
Pool #CA2208 4.500% 8/01/48	586,639	547,709
Pool #BW9897 4.500% 10/01/52	2,100,707	1,930,153
Pool #FS4233 4.500% 12/01/52 (j)	1,537,084	1,412,867
Pool #CB6854 4.500% 8/01/53 (j)	2,598,626	2,387,809

	Principal Amount	Value
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	$1,338,797	$1,149,790
Pool #MA4836 3.000% 11/20/47	946,492	811,686
Pool #MA6209 3.000% 10/20/49	403,174	332,774
Pool #MA4127 3.500% 12/20/46	910,912	809,780
Pool #MA4382 3.500% 4/20/47	154,461	137,167
Pool #MA4719 3.500% 9/20/47	1,353,859	1,201,857
Pool #MA4837 3.500% 11/20/47	184,718	163,979
Pool #MA4962 3.500% 1/20/48	460,834	408,951
Pool #MA5019 3.500% 2/20/48	634,379	562,957
Pool #MA4838 4.000% 11/20/47	387,600	354,847
Pool #MA4901 4.000% 12/20/47	318,426	291,220
Pool #MA5078 4.000% 3/20/48	258,417	236,176
Pool #MA5466 4.000% 9/20/48	179,659	164,084
Pool #MA5528 4.000% 10/20/48	719,693	657,303
Pool #MA4264 4.500% 2/20/47	195,053	184,521
Pool #MA4512 4.500% 6/20/47	1,192,234	1,127,111
Pool #MA3666 5.000% 5/20/46	26,973	26,361
Pool #MA3806 5.000% 7/20/46	176,955	172,935
Pool #MA4072 5.000% 11/20/46	35,450	34,643
Pool #MA4454 5.000% 5/20/47	636,351	618,849
Government National Mortgage Association, II TBA
2.500% 10/23/53 (j)	11,675,000	9,540,132
4.500% 10/23/53 (j)	4,000,000	3,694,656
5.000% 10/23/53 (j)	1,825,000	1,729,894
5.500% 10/23/53 (j)	6,225,000	6,041,384
Uniform Mortgage-Backed Security, TBA
2.000% 10/12/53 (j)	17,750,000	13,492,671
2.500% 10/13/52 (j)	9,225,000	7,316,933
3.000% 10/12/53 (j)	19,050,000	15,749,744
3.500% 10/12/53 (j)	13,675,000	11,758,361
4.000% 10/12/53 (j)	14,900,000	13,270,306
4.500% 10/13/52 (j)	23,525,000	21,603,476
5.000% 10/12/53 (j)	39,650,000	37,415,064
5.500% 10/12/53 (j)	28,825,000	27,861,178
		282,522,093
Whole Loans — 0.6%
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class M1B, 30 day USD SOFR Average + 2.400%
7.715% FRN 2/25/42 (b)	2,450,000	2,462,394

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R03, Class 1M2, 30 day USD SOFR Average + 3.500%
8.815% FRN 3/25/42 (b)	$2,400,000	$2,485,476
		4,947,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES
(Cost $330,336,355)		308,594,673

U.S. TREASURY OBLIGATIONS — 31.1%
U.S. Treasury Bonds & Notes — 31.1%
U.S. Treasury Bonds
3.875% 5/15/43	2,195,000	1,907,597
4.125% 8/15/53	32,113,000	29,143,305
4.375% 8/15/43 (d)	46,365,000	43,251,206
U.S. Treasury Inflation-Indexed Notes
1.250% 4/15/28	4,982,282	4,736,720
1.375% 7/15/33	5,699,640	5,269,606
U.S. Treasury Notes
3.875% 8/15/33	22,421,000	21,180,886
4.375% 8/31/28	19,260,000	19,067,704
4.625% 9/15/26	29,705,000	29,559,297
4.625% 9/30/28 (j)	77,255,000	77,302,898
5.000% 9/30/25 (j)	17,765,000	17,748,727
		249,167,946

TOTAL U.S. TREASURY OBLIGATIONS (Cost $254,853,940)		249,167,946

TOTAL BONDS & NOTES (Cost $987,900,218)		926,962,980

	Number of Shares
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat SA (k)	16,791	358,488

TOTAL COMMON STOCK (Cost $1,575,354)		358,488

TOTAL EQUITIES (Cost $1,575,354)		358,488

	Number of Shares	Value
RIGHTS — 0.0%
Communications — 0.0%
Telecommunications — 0.0%
Intelsat Jackson Holdings SA (f) (g) (k)	1,757	$—
Intelsat Jackson Holdings SA (f) (g) (k)	1,757	—
		—

TOTAL RIGHTS (Cost $0)		—

TOTAL LONG-TERM INVESTMENTS (Cost $989,475,572)		927,321,468

SHORT-TERM INVESTMENTS — 25.7%
Investment of Cash Collateral from Securities Loaned — 8.4%
State Street Navigator Securities Lending Government Money Market Portfolio (l)	66,945,374	66,945,374

	Principal Amount
Repurchase Agreement — 14.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (m)	$114,791,726	114,791,726
U.S. Treasury Bill — 3.0%
U.S. Treasury Bills
5.380% 12/21/23 (n)	4,605,000	4,550,625
5.458% 11/28/23 (d) (n)	14,185,000	14,065,347
5.458% 11/28/23 (d) (n)	5,275,000	5,230,504
		23,846,476

TOTAL SHORT-TERM INVESTMENTS (Cost $205,582,691)		205,583,576

TOTAL INVESTMENTS — 141.3% (Cost $1,195,058,263) (o)		1,132,905,044

Other Assets/(Liabilities) — (41.3)%		(331,120,104)

NET ASSETS — 100.0%		$801,784,940

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
LIBOR	London Inter-Bank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled bank loan commitments at September 30, 2023 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $172,899,553 or 21.56% of net assets.

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $65,572,812 or 8.18% of net assets. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2023, these securities amounted to a value of $13,120 or 0.00% of net assets.

(f)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $0 or 0.00% of net assets.
(g)	Investment is valued using significant unobservable inputs.
(h)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(i)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(j)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(k)	Non-income producing security.
(l)	Represents investment of security lending cash collateral. (Note 2).
(m)

Maturity value of $114,807,031. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 0.500%, maturity dates ranging from 1/31/26 - 2/28/26, and an aggregate market value, including accrued interest, of $117,087,561.

(n)	The rate shown represents yield-to-maturity.
(o)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Total Return Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	10/13/23	USD	867,766	GBP	676,000	$42,930
Citibank N.A.*	10/13/23	EUR	78,000	USD	83,252	(753)
Citibank N.A.*	10/13/23	USD	6,834,266	EUR	6,268,000	204,727
						$246,904

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/23	41	$5,135,095	$(268,907)
U.S. Treasury Note 2 Year	12/29/23	1,242	252,629,258	(862,273)
U.S. Treasury Note 5 Year	12/29/23	39	4,139,274	(30,258)
				$(1,161,438)
Short
Euro-BOBL	12/07/23	4	$(494,508)	$5,001
Euro-Bund	12/07/23	6	(841,204)	25,176
Euro-BUXL 30 Year Bond	12/07/23	6	(847,230)	71,039
U.S. Treasury Ultra 10 Year	12/19/23	19	(2,180,366)	60,678
				$161,894

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 3.520%	Annually	12-Month USD SOFR	Annually	12/20/53	USD	4,836,000	$387,251	$—	$387,251

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 97.9%
BANK LOANS — 1.9%
Advertising — 0.0%
CMG Media Corp., 2021 Term Loan, 3 mo. USD Term SOFR + 3.500%
8.990% VRN 12/17/26	$105,123	$95,925
Airlines — 0.0%
United Airlines, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.182% VRN 4/21/28	64,380	64,395
Auto Parts & Equipment — 0.0%
Clarios Global LP, 2023 Incremental Term Loan, 1 mo. USD Term SOFR + 3.750%
9.066% VRN 5/06/30	70,000	69,782
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 3 mo. USD Term SOFR + 3.250%
8.902% VRN 3/31/28	241,419	234,980
Building Materials — 0.1%
Emrld Borrower LP, Term Loan B, 3 mo. USD Term SOFR + 3.000%
8.316% VRN 5/31/30	150,000	149,719
Quikrete Holdings, Inc., 2023 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 3/19/29	138,942	138,863
		288,582
Commercial Services — 0.1%
API Group DE, Inc., Term Loan B, 1 mo. USD Term SOFR + 2.500%
7.931% VRN 10/01/26	136,238	136,302
Prime Security Services Borrower LLC, 2021 Term Loan, 1 mo. USD Term SOFR + 2.750%
8.192% VRN 9/23/26	175,009	174,692
		310,994
Computers — 0.1%
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 3 mo. USD Term SOFR + 5.000%
10.631% VRN 7/27/28	53,211	39,435
Peraton Corp., Term Loan B, 1 mo. USD Term SOFR + 3.750%
9.166% VRN 2/01/28	320,772	319,771
		359,206

	Principal Amount	Value
Diversified Financial Services — 0.2%
Avolon TLB Borrower 1 (US) LLC, 2021 Term Loan B5, 1 mo. USD Term SOFR + 2.250%
7.675% VRN 12/01/27	$37,268	$37,231
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD Term SOFR + 2.750%
8.421% VRN 10/22/26	114,774	114,514
Citadel Securities LP, 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500%
7.931% VRN 7/29/30	20,202	20,139
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 3 mo. USD Term SOFR + 3.750%
9.140% VRN 4/09/27	226,447	220,550
Focus Financial Partners LLC, 2022 Term Loan B5, 1 mo. USD Term SOFR + 3.250%
8.566% VRN 6/30/28	118,800	118,388
VFH Parent LLC, 2022 Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.418% VRN 1/13/29	108,900	107,924
		618,746
Electronics — 0.1%
II-VI, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 7/02/29	146,264	145,625
Entertainment — 0.1%
Caesars Entertainment Corp., Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.666% VRN 2/06/30	19,900	19,888
PCI Gaming Authority, Term Loan, 1 mo. USD Term SOFR + 2.500%
7.931% VRN 5/29/26	248,892	248,551
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. USD Term SOFR + 3.000%
8.434% VRN 4/14/29	237,000	236,704
		505,143
Health Care – Products — 0.1%
Medline Borrower LP, USD Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 10/23/28	248,737	247,917

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Sotera Health Holdings LLC, 2021 Term Loan, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 12/11/26	$260,000	$257,335
		505,252
Health Care – Services — 0.2%
Global Medical Response, Inc., 2020 Term Loan B, 3 mo. USD Term SOFR + 4.250%
9.780% VRN 10/02/25	378,136	262,048
Phoenix Guarantor, Inc., 2020 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 3/05/26	483,634	480,210
		742,258
Insurance — 0.1%
Acrisure LLC, 2021 First Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
9.681% VRN 2/15/27	89,318	88,928
AmWINS Group, Inc.
2021 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.681% VRN 2/19/28	251,988	250,241
2023 Incremental Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 2/19/28	39,700	39,626
		378,795
Leisure Time — 0.1%
Alterra Mountain Co., 2021 Series B-2 Consenting Term Loan, 1 mo. USD Term SOFR + 3.500%
8.931% VRN 8/17/28	164,515	163,967
Lodging — 0.1%
Hilton Domestic Operating Co., Inc., 2019 Term Loan B2, 1 mo. USD Term SOFR + 1.750%
7.170% VRN 6/22/26	310,000	309,681
Station Casinos LLC, 2020 Term Loan B, 1 mo. USD Term SOFR + 2.250%
7.666% VRN 2/08/27	160,231	159,758
		469,439
Machinery – Diversified — 0.0%
Ali Group North America Corp., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.000%
7.431% VRN 7/30/29	124,677	124,504

	Principal Amount	Value
Media — 0.1%
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. USD Term SOFR + 2.500%
7.931% VRN 9/18/26	$160,766	$160,489
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. USD Term SOFR + 2.500%
7.947% VRN 1/31/28	203,954	197,862
		358,351
Private Equity -- 0.1%
GTCR W Merger Sub LLC, USD Term Loan B,
0.000% 9/20/30 (a)	440,000	439,679
Retail — 0.1%
Harbor Freight Tools USA, Inc., 2021 Term Loan B, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 10/19/27	440,026	436,224
Software — 0.1%
Athenahealth Group, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.568% VRN 2/15/29	335,263	328,454
Cloudera, Inc., 2021 Term Loan, 1 mo. USD Term SOFR + 3.750%
9.166% VRN 10/08/28	91,535	89,705
DCert Buyer, Inc., 2019 Term Loan B, 1 mo. USD Term SOFR + 4.000%
9.316% VRN 10/16/26	31,456	31,217
		449,376
Transportation — 0.1%
Genesee & Wyoming, Inc., Term Loan, 3 mo. USD Term SOFR + 2.000%
7.490% VRN 12/30/26	470,149	469,119

TOTAL BANK LOANS (Cost $7,390,511)		7,230,342

CORPORATE DEBT — 25.8%
Aerospace & Defense — 0.8%
Boeing Co.
2.196% 2/04/26	230,000	211,182
2.700% 2/01/27	90,000	81,494
2.800% 3/01/27	150,000	135,767

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.100% 5/01/26 (b)	$80,000	$74,697
3.200% 3/01/29	210,000	184,423
3.250% 2/01/35	360,000	276,768
3.550% 3/01/38	80,000	58,647
3.750% 2/01/50	240,000	163,050
5.150% 5/01/30	160,000	152,880
5.705% 5/01/40	110,000	101,486
5.805% 5/01/50	300,000	271,655
5.930% 5/01/60	40,000	35,917
General Dynamics Corp.
4.250% 4/01/40	20,000	16,984
4.250% 4/01/50	50,000	41,081
L3Harris Technologies, Inc.
5.054% 4/27/45	50,000	43,530
Lockheed Martin Corp.
3.900% 6/15/32	50,000	44,842
4.150% 6/15/53	260,000	205,057
4.500% 5/15/36	60,000	54,682
Northrop Grumman Corp.
2.930% 1/15/25	160,000	154,288
3.250% 1/15/28	290,000	265,954
5.250% 5/01/50	160,000	147,537
RTX Corp.
2.250% 7/01/30	110,000	88,503
3.030% 3/15/52	120,000	72,183
4.125% 11/16/28	160,000	149,193
4.500% 6/01/42	130,000	106,347
		3,138,147
Agriculture — 0.3%
Altria Group, Inc.
2.450% 2/04/32	140,000	105,613
4.400% 2/14/26	192,000	186,384
5.800% 2/14/39	160,000	148,335
5.950% 2/14/49	260,000	233,493
6.200% 2/14/59	56,000	52,194
BAT Capital Corp.
3.557% 8/15/27	45,000	41,170
4.540% 8/15/47	360,000	247,803
Philip Morris International, Inc.
2.100% 5/01/30	40,000	31,923
4.500% 3/20/42	80,000	63,846
Reynolds American, Inc.
5.850% 8/15/45	110,000	91,116
		1,201,877
Airlines — 0.5%
Delta Air Lines, Inc.
2.900% 10/28/24	180,000	172,980

	Principal Amount	Value
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (c)	$240,002	$233,114
4.750% 10/20/28 (c)	300,000	285,103
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (c)	247,500	245,223
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.000% 9/20/25 (c)	250,000	249,874
8.000% 9/20/25 (c)	240,000	239,886
United Airlines, Inc.
4.375% 4/15/26 (c)	80,000	73,983
4.625% 4/15/29 (c)	290,000	249,264
		1,749,427
Apparel — 0.1%
NIKE, Inc.
2.850% 3/27/30	170,000	147,257
3.250% 3/27/40	130,000	98,455
3.375% 3/27/50 (b)	40,000	28,541
		274,253
Auto Manufacturers — 1.4%
Ford Motor Co.
4.750% 1/15/43	90,000	65,695
6.100% 8/19/32 (b)	90,000	84,772
Ford Motor Credit Co. LLC
2.900% 2/16/28	390,000	332,093
3.625% 6/17/31	220,000	177,772
4.000% 11/13/30	200,000	167,039
4.125% 8/17/27	200,000	182,155
4.950% 5/28/27	250,000	234,663
5.125% 6/16/25	200,000	193,605
General Motors Co.
5.150% 4/01/38	40,000	33,407
5.600% 10/15/32 (b)	40,000	37,346
5.950% 4/01/49	110,000	93,299
6.125% 10/01/25	20,000	19,983
6.600% 4/01/36	10,000	9,718
Nissan Motor Co. Ltd.
3.522% 9/17/25 (c)	410,000	387,228
4.345% 9/17/27 (c)	300,000	273,840
Toyota Motor Credit Corp.
4.450% 5/18/26	3,070,000	3,001,859
		5,294,474
Banks — 7.1%
ABN AMRO Bank NV
4.750% 7/28/25 (c)	260,000	251,852

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Banco Santander SA
2.746% 5/28/25	$400,000	$376,711
Bank of America Corp.
Secured Overnight Financing Rate + 1.210% 2.572% VRN 10/20/32	60,000	46,104
Secured Overnight Financing Rate + 2.150% 2.592% VRN 4/29/31	360,000	289,293
Secured Overnight Financing Rate + 1.330% 2.972% VRN 2/04/33	550,000	433,705
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	570,000	511,318
3 mo. USD Term SOFR + 1.632% 3.593% VRN 7/21/28	270,000	246,568
3 mo. USD Term SOFR + 1.332% 3.970% VRN 3/05/29	760,000	696,180
3 mo. USD Term SOFR + 1.472% 3.974% VRN 2/07/30	270,000	242,486
4.000% 4/01/24	270,000	267,478
4.000% 1/22/25	140,000	136,238
3 mo. USD Term SOFR + 3.412% 4.083% VRN 3/20/51	420,000	310,607
4.200% 8/26/24	380,000	373,347
4.250% 10/22/26	50,000	47,498
3 mo. USD Term SOFR + 1.782% 4.330% VRN 3/15/50	90,000	69,745
Secured Overnight Financing Rate + 1.580% 4.376% VRN 4/27/28	300,000	283,276
4.450% 3/03/26	50,000	48,157
5.000% 1/21/44	130,000	114,390
3 mo. USD Term SOFR + 3.967% 6.250% VRN (b) (d)	170,000	167,252
Bank of Montreal
1.850% 5/01/25	70,000	65,695
5 yr. USD Swap + 1.432% 3.803% VRN 12/15/32	90,000	78,613
Bank of New York Mellon Corp.
1.600% 4/24/25	170,000	159,324
Bank of Nova Scotia
1.300% 6/11/25	120,000	111,009
5 yr. CMT + 2.050% 4.588% VRN 5/04/37	100,000	83,345
Barclays PLC 3 mo. USD LIBOR + 3.054%
5.088% VRN 6/20/30	510,000	455,781

	Principal Amount	Value
BNP Paribas SA
Secured Overnight Financing Rate + 2.074% 2.219% VRN 6/09/26 (c)	$200,000	$186,642
5 yr. USD Swap + 1.483% 4.375% VRN 3/01/33 (c)	220,000	195,309
4.400% 8/14/28 (c)	400,000	371,836
4.625% 3/13/27 (c)	260,000	246,506
1 yr. CMT + 1.450% 5.125% VRN 1/13/29 (c)	400,000	386,192
5 yr. CMT + 4.354% 8.500% VRN (c) (d)	200,000	195,665
Citigroup, Inc.
Secured Overnight Financing Rate + 2.107% 2.572% VRN 6/03/31	140,000	111,637
Secured Overnight Financing Rate + 1.939% 3.785% VRN 3/17/33	370,000	308,667
3 mo. USD Term SOFR + 1.600% 3.980% VRN 3/20/30	180,000	161,655
4.125% 7/25/28	150,000	136,471
4.300% 11/20/26	510,000	483,538
Secured Overnight Financing Rate + 3.914% 4.412% VRN 3/31/31	410,000	368,823
4.450% 9/29/27	370,000	347,374
4.650% 7/30/45	181,000	145,414
4.650% 7/23/48	70,000	56,658
Secured Overnight Financing Rate + 1.887% 4.658% VRN 5/24/28	50,000	47,791
4.750% 5/18/46	40,000	31,299
Secured Overnight Financing Rate + 2.086% 4.910% VRN 5/24/33	130,000	118,288
5.300% 5/06/44	16,000	13,669
3 mo. USD Term SOFR + 4.167% 5.950% VRN (d)	150,000	143,121
3 mo. USD Term SOFR + 3.685% 6.300% VRN (d)	60,000	58,323
6.625% 6/15/32	20,000	20,192
8.125% 7/15/39	50,000	58,790
3 mo. USD Term SOFR + 4.330% 9.699% VRN (d)	50,000	49,905
Cooperatieve Rabobank UA 1 yr. CMT + 1.220%
3.649% VRN 4/06/28 (c)	300,000	275,740
Credit Agricole SA Secured Overnight Financing Rate + 1.676%
1.907% VRN 6/16/26 (c)	270,000	250,998

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse AG
5.000% 7/09/27	$250,000	$240,144
7.950% 1/09/25	710,000	722,554
Danske Bank AS
5.375% 1/12/24 (c)	240,000	239,039
Goldman Sachs Capital II 3 mo. USD Term SOFR + 1.029%
6.439% VRN (d)	8,000	6,537
Goldman Sachs Group, Inc.
Secured Overnight Financing Rate + 1.472% 2.908% VRN 7/21/42	80,000	51,667
Secured Overnight Financing Rate + 1.513% 3.210% VRN 4/22/42	40,000	27,116
3.500% 4/01/25	370,000	356,262
3.500% 11/16/26	200,000	186,003
Secured Overnight Financing Rate + 1.846% 3.615% VRN 3/15/28	50,000	46,134
3 mo. USD Term SOFR + 1.772% 3.691% VRN 6/05/28	350,000	322,557
3.850% 7/08/24	90,000	88,570
4.000% 3/03/24	100,000	99,146
3 mo. USD Term SOFR + 1.563% 4.223% VRN 5/01/29	490,000	453,264
4.250% 10/21/25	160,000	154,186
4.750% 10/21/45	80,000	67,322
5.150% 5/22/45	290,000	248,506
6.250% 2/01/41	130,000	131,118
6.750% 10/01/37	80,000	81,012
HSBC Holdings PLC
Secured Overnight Financing Rate + 1.929% 2.099% VRN 6/04/26	510,000	475,354
3.900% 5/25/26	200,000	189,232
Secured Overnight Financing Rate + 2.530% 4.762% VRN 3/29/33	200,000	170,327
Intesa Sanpaolo SpA
5.017% 6/26/24 (c)	900,000	878,629
5.710% 1/15/26 (c)	200,000	190,961
JP Morgan Chase & Co.
Secured Overnight Financing Rate + 1.850% 2.083% VRN 4/22/26	340,000	319,126
Secured Overnight Financing Rate + 2.040% 2.522% VRN 4/22/31	300,000	243,174
Secured Overnight Financing Rate + 1.180% 2.545% VRN 11/08/32	100,000	77,389

	Principal Amount	Value
Secured Overnight Financing Rate + 2.440% 3.109% VRN 4/22/51	$80,000	$49,670
3 mo. USD Term SOFR + 1.207% 3.509% VRN 1/23/29	70,000	63,494
3.875% 9/10/24	300,000	293,834
3 mo. USD Term SOFR + 1.522% 4.203% VRN 7/23/29	310,000	287,295
4.250% 10/01/27	70,000	66,422
3 mo. USD Term SOFR + 1.592% 4.452% VRN 12/05/29	700,000	653,421
4.950% 6/01/45	140,000	119,687
Lloyds Banking Group PLC
4.550% 8/16/28	370,000	344,467
Mitsubishi UFJ Financial Group, Inc. 1 yr. CMT + 1.125%
3.837% VRN 4/17/26	200,000	193,118
Morgan Stanley
Secured Overnight Financing Rate + 1.990% 2.188% VRN 4/28/26	260,000	244,242
Secured Overnight Financing Rate + 1.143% 2.699% VRN 1/22/31	10,000	8,176
Secured Overnight Financing Rate + 3.120% 3.622% VRN 4/01/31	640,000	551,343
3 mo. USD Term SOFR + 1.402% 3.772% VRN 1/24/29	350,000	319,149
3 mo. USD Term SOFR + 1.890% 4.431% VRN 1/23/30	10,000	9,251
National Securities Clearing Corp.
1.500% 4/23/25 (c)	250,000	234,598
PNC Financial Services Group, Inc.
Secured Overnight Financing Rate +1.841% 5.582% VRN 6/12/29	230,000	223,126
Secured Overnight Financing Rate + 1.322% 5.812% VRN 6/12/26	70,000	69,441
Royal Bank of Canada
1.150% 6/10/25	250,000	231,184
3.875% 5/04/32	40,000	34,866
Santander Holdings USA, Inc.
4.500% 7/17/25	50,000	48,481
Toronto-Dominion Bank
1.150% 6/12/25	280,000	259,218
Truist Financial Corp. Secured Overnight Financing Rate + 2.050%
6.047% VRN 6/08/27	130,000	128,586
U.S. Bancorp
1.450% 5/12/25	200,000	186,562

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + .730% 2.215% VRN 1/27/28	$30,000	$26,466
Secured Overnight Financing Rate + 2.020% 5.775% VRN 6/12/29	140,000	136,273
Secured Overnight Financing Rate + 2.260% 5.836% VRN 6/12/34	50,000	47,157
UBS Group AG
Secured Overnight Financing Rate + 2.044% 2.193% VRN 6/05/26 (c)	480,000	446,429
Secured Overnight Financing Rate + 1.730% 3.091% VRN 5/14/32 (c)	350,000	276,447
Secured Overnight Financing Rate + 3.730% 4.194% VRN 4/01/31 (c)	250,000	218,311
4.253% 3/23/28 (c)	340,000	312,560
1 yr. CMT + 2.000% 6.301% VRN 9/22/34 (c)	410,000	400,430
5 yr. USD Swap + 4.344% 7.000% VRN (c) (d)	500,000	492,690
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.000% 2.188% VRN 4/30/26	200,000	187,787
Secured Overnight Financing Rate + 2.100% 2.393% VRN 6/02/28	230,000	201,703
3 mo. USD Term SOFR + 1.432% 2.879% VRN 10/30/30	150,000	124,868
3.000% 10/23/26	350,000	321,438
Secured Overnight Financing Rate + 1.500% 3.350% VRN 3/02/33	300,000	242,503
4.300% 7/22/27	240,000	226,161
4.400% 6/14/46	180,000	133,211
3 mo. USD Term SOFR + 4.032% 4.478% VRN 4/04/31	210,000	190,522
4.650% 11/04/44	80,000	62,205
4.750% 12/07/46	10,000	7,805
4.900% 11/17/45	250,000	200,525
3 mo. USD Term SOFR + 4.502% 5.013% VRN 4/04/51	1,220,000	1,025,084
5.375% 11/02/43	110,000	95,370
Secured Overnight Financing Rate + 1.990% 5.557% VRN 7/25/34	160,000	151,501
Secured Overnight Financing Rate + 1.740% 5.574% VRN 7/25/29	120,000	117,071

	Principal Amount	Value
5.875% VRN (d) (e)	$50,000	$49,029
		27,014,981
Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.650% 2/01/26	300,000	288,108
4.900% 2/01/46	50,000	43,577
Anheuser-Busch InBev Worldwide, Inc.
3.500% 6/01/30	130,000	115,662
4.000% 4/13/28	80,000	75,703
4.350% 6/01/40	30,000	25,509
4.600% 4/15/48	15,000	12,678
4.750% 1/23/29	190,000	184,217
5.550% 1/23/49	110,000	105,357
Coca-Cola Co.
2.500% 6/01/40	10,000	6,806
2.600% 6/01/50	80,000	48,914
Constellation Brands, Inc.
3.600% 5/09/24	60,000	59,124
4.350% 5/09/27	80,000	76,551
Molson Coors Beverage Co.
3.000% 7/15/26	50,000	46,468
4.200% 7/15/46	50,000	37,603
PepsiCo, Inc.
1.625% 5/01/30	170,000	136,569
		1,262,846
Biotechnology — 0.1%
Amgen, Inc.
4.663% 6/15/51	24,000	19,417
Gilead Sciences, Inc.
3.700% 4/01/24	130,000	128,577
4.500% 2/01/45	10,000	8,330
4.750% 3/01/46	40,000	34,252
		190,576
Building Materials — 0.0%
Builders FirstSource, Inc.
4.250% 2/01/32 (c)	20,000	16,401
Carrier Global Corp.
3.577% 4/05/50	20,000	13,497
		29,898
Chemicals — 0.3%
MEGlobal BV
4.250% 11/03/26 (c)	230,000	218,316
OCP SA
3.750% 6/23/31 (c)	260,000	204,858
5.125% 6/23/51 (c)	220,000	145,200

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Orbia Advance Corp. SAB de CV
2.875% 5/11/31 (c)	$490,000	$381,354
		949,728
Coal — 0.0%
Teck Resources Ltd.
6.000% 8/15/40	20,000	17,883
Commercial Services — 0.2%
ADT Security Corp.
4.125% 8/01/29 (b) (c)	10,000	8,455
Cintas Corp. No. 2
3.700% 4/01/27	160,000	151,670
DP World Ltd.
5.625% 9/25/48 (c)	330,000	292,050
PayPal Holdings, Inc.
1.650% 6/01/25	260,000	243,296
United Rentals North America, Inc.
3.750% 1/15/32	80,000	64,544
3.875% 11/15/27	60,000	54,312
3.875% 2/15/31	20,000	16,636
		830,963
Computers — 0.3%
Dell International LLC/EMC Corp.
3.375% 12/15/41 (c)	1,320,000	885,764
International Business Machines Corp.
3.000% 5/15/24	320,000	314,560
		1,200,324
Cosmetics & Personal Care — 0.1%
Haleon U.S. Capital LLC
3.375% 3/24/29	260,000	233,157
Kenvue, Inc.
4.900% 3/22/33 (c)	160,000	152,912
Procter & Gamble Co.
3.000% 3/25/30	100,000	88,834
		474,903
Distribution & Wholesale — 0.0%
H&E Equipment Services, Inc.
3.875% 12/15/28 (c)	20,000	17,078
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	320,000	286,623
3.000% 10/29/28	160,000	137,196
3.150% 2/15/24	190,000	187,832
3.300% 1/30/32	160,000	127,186
Air Lease Corp.
3.375% 7/01/25	80,000	76,000
5.300% 2/01/28	130,000	125,598

	Principal Amount	Value
American Express Co.
3.375% 5/03/24	$130,000	$127,995
4.050% 5/03/29	140,000	130,299
Charles Schwab Corp.
5.875% 8/24/26	280,000	279,078
Secured Overnight Financing Rate + 2.010% 6.136% VRN 8/24/34	50,000	48,638
ILFC E-Capital Trust II
7.459% VRN 12/21/65 (c) (e)	10,000	7,517
Intercontinental Exchange, Inc.
4.600% 3/15/33	50,000	45,853
4.950% 6/15/52	20,000	17,353
KKR Group Finance Co. II LLC
5.500% 2/01/43 (b) (c)	20,000	17,386
Mastercard, Inc.
3.850% 3/26/50	50,000	38,507
Park Aerospace Holdings Ltd.
5.500% 2/15/24 (c)	50,000	49,751
Vanguard Group, Inc.
3.050% 8/22/50 (f)	450,000	256,998
Visa, Inc.
3.150% 12/14/25	100,000	95,445
4.300% 12/14/45	160,000	135,394
		2,190,649
Electric — 0.2%
American Transmission Systems, Inc.
2.650% 1/15/32 (c)	440,000	347,826
Consolidated Edison Co. of New York, Inc.
3.350% 4/01/30	70,000	61,452
3.950% 4/01/50	50,000	36,933
Duke Energy Ohio, Inc.
3.650% 2/01/29	210,000	192,613
Exelon Corp.
5.625% 6/15/35	40,000	38,428
Pacific Gas & Electric Co.
2.100% 8/01/27	140,000	119,710
2.500% 2/01/31	40,000	30,431
3.300% 8/01/40	50,000	32,014
3.500% 8/01/50	80,000	47,625
		907,032
Entertainment — 0.1%
Warnermedia Holdings, Inc.
3.755% 3/15/27	60,000	55,393
4.054% 3/15/29	80,000	71,277
4.279% 3/15/32	250,000	212,205
5.050% 3/15/42	20,000	15,468
5.141% 3/15/52	10,000	7,430

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.412% 3/15/26	$110,000	$109,982
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.125% 2/15/31 (c)	90,000	85,430
		557,185
Environmental Controls — 0.1%
Republic Services, Inc.
2.500% 8/15/24	230,000	223,389
Food — 0.2%
Danone SA
2.589% 11/02/23 (c)	310,000	309,146
Mars, Inc.
2.700% 4/01/25 (c)	140,000	134,108
3.200% 4/01/30 (c)	80,000	70,180
Mondelez International, Inc.
1.500% 5/04/25	340,000	318,082
		831,516
Forest Products & Paper — 0.1%
Suzano Austria GmbH
3.125% 1/15/32	80,000	61,440
3.750% 1/15/31	430,000	353,450
		414,890
Health Care – Products — 0.0%
Abbott Laboratories
4.750% 11/30/36	80,000	76,004
4.900% 11/30/46	100,000	91,039
Medtronic, Inc.
4.625% 3/15/45	18,000	15,787
		182,830
Health Care – Services — 0.4%
Centene Corp.
2.625% 8/01/31	10,000	7,659
3.000% 10/15/30	10,000	8,066
4.250% 12/15/27	70,000	64,534
4.625% 12/15/29	120,000	108,075
CommonSpirit Health
4.350% 11/01/42	20,000	16,061
Elevance Health, Inc.
3.350% 12/01/24	120,000	116,458
3.650% 12/01/27	90,000	83,421
4.100% 5/15/32	60,000	53,443
4.550% 5/15/52	10,000	8,091
Fresenius Medical Care U.S. Finance II, Inc.
4.750% 10/15/24 (c)	70,000	68,694
HCA, Inc.
3.500% 9/01/30	70,000	59,222
4.500% 2/15/27	40,000	38,184

	Principal Amount	Value
5.000% 3/15/24	$50,000	$49,742
5.250% 6/15/26	60,000	58,739
5.500% 6/15/47	80,000	68,285
Humana, Inc.
2.150% 2/03/32	40,000	30,226
4.500% 4/01/25	50,000	49,094
4.625% 12/01/42	70,000	57,043
4.800% 3/15/47	10,000	8,306
Tenet Healthcare Corp.
4.375% 1/15/30	10,000	8,601
UnitedHealth Group, Inc.
1.250% 1/15/26	50,000	45,557
2.300% 5/15/31	20,000	16,159
3.125% 5/15/60	30,000	18,172
3.875% 12/15/28	110,000	103,302
3.875% 8/15/59	90,000	64,024
4.000% 5/15/29	100,000	93,587
4.200% 5/15/32	70,000	63,890
4.250% 6/15/48	110,000	87,821
4.450% 12/15/48	50,000	41,246
5.800% 3/15/36	70,000	70,952
		1,566,654
Home Builders — 0.0%
Lennar Corp.
4.500% 4/30/24	100,000	99,050
4.750% 11/29/27	40,000	38,533
MDC Holdings, Inc.
6.000% 1/15/43	20,000	16,739
		154,322
Insurance — 0.2%
Berkshire Hathaway Finance Corp.
4.250% 1/15/49	160,000	131,095
Brighthouse Financial, Inc.
4.700% 6/22/47	11,000	7,640
Chubb INA Holdings, Inc.
3.350% 5/03/26	120,000	113,821
Guardian Life Global Funding
1.100% 6/23/25 (c)	120,000	110,192
MetLife Capital Trust IV
7.875% 12/15/67 (c)	200,000	206,885
New York Life Global Funding
0.950% 6/24/25 (c)	100,000	92,030
Principal Life Global Funding II
1.250% 6/23/25 (c)	110,000	101,459
Teachers Insurance & Annuity Association of America
4.900% 9/15/44 (c)	50,000	42,080

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.850% 12/16/39 (c)	$22,000	$23,136
		828,338
Internet — 0.5%
Alphabet, Inc.
1.900% 8/15/40	100,000	62,536
2.050% 8/15/50	60,000	32,758
Amazon.com, Inc.
2.100% 5/12/31	80,000	64,134
2.500% 6/03/50	60,000	35,151
3.150% 8/22/27	470,000	437,175
3.450% 4/13/29	80,000	73,871
3.600% 4/13/32	320,000	283,759
4.050% 8/22/47	100,000	80,359
4.250% 8/22/57	70,000	56,036
4.950% 12/05/44	180,000	167,768
Prosus NV
3.061% 7/13/31 (c)	370,000	274,709
3.832% 2/08/51 (c)	210,000	115,983
4.027% 8/03/50 (c)	310,000	177,494
		1,861,733
Investment Companies — 0.4%
Golub Capital BDC, Inc.
2.500% 8/24/26	1,570,000	1,375,955
Iron & Steel — 0.1%
ArcelorMittal SA
7.000% STEP 10/15/39	60,000	60,106
Vale Overseas Ltd.
6.875% 11/21/36	174,000	175,075
		235,181
Leisure Time — 0.1%
VOC Escrow Ltd.
5.000% 2/15/28 (c)	210,000	190,997
Lodging — 0.5%
Las Vegas Sands Corp.
2.900% 6/25/25	100,000	93,224
3.200% 8/08/24	790,000	764,294
Sands China Ltd.
4.300% STEP 1/08/26	280,000	261,611
5.375% STEP 8/08/25	750,000	726,522
		1,845,651
Machinery – Construction & Mining — 0.0%
Vertiv Group Corp.
4.125% 11/15/28 (c)	30,000	26,370
Machinery – Diversified — 0.1%
Deere & Co.
3.100% 4/15/30	60,000	52,753
3.750% 4/15/50 (b)	260,000	205,372

	Principal Amount	Value
Otis Worldwide Corp.
2.056% 4/05/25	$140,000	$132,173
		390,298
Media — 1.3%
Altice Financing SA
5.750% 8/15/29 (b) (c)	210,000	172,102
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (c)	30,000	24,624
4.500% 5/01/32	840,000	659,272
4.750% 2/01/32 (c)	70,000	56,000
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 3/01/42	60,000	37,078
4.200% 3/15/28	140,000	128,497
4.400% 4/01/33 (b)	140,000	119,075
4.800% 3/01/50	30,000	20,978
4.908% 7/23/25	270,000	263,831
5.050% 3/30/29	360,000	336,511
5.125% 7/01/49	100,000	72,897
5.375% 4/01/38	100,000	81,788
5.375% 5/01/47	20,000	15,240
5.500% 4/01/63	80,000	59,180
6.484% 10/23/45	160,000	139,703
6.834% 10/23/55	60,000	53,019
Comcast Corp.
2.800% 1/15/51	30,000	17,560
2.887% 11/01/51	260,000	153,228
3.150% 3/01/26	280,000	265,872
3.250% 11/01/39	30,000	21,916
3.300% 4/01/27	120,000	111,718
3.400% 4/01/30	180,000	158,772
3.400% 7/15/46	30,000	20,435
3.450% 2/01/50	40,000	27,045
3.750% 4/01/40	80,000	61,972
3.969% 11/01/47	80,000	59,687
3.999% 11/01/49	20,000	14,841
4.000% 8/15/47	20,000	14,937
4.000% 3/01/48	50,000	37,476
4.150% 10/15/28	180,000	170,506
4.250% 10/15/30	190,000	175,022
4.250% 1/15/33	20,000	17,989
4.950% 10/15/58	10,000	8,580
6.500% 11/15/35	41,000	43,394
CSC Holdings LLC
4.125% 12/01/30 (b) (c)	210,000	148,620
4.500% 11/15/31 (b) (c)	200,000	141,556
6.500% 2/01/29 (c)	250,000	207,109

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
DISH DBS Corp.
5.250% 12/01/26 (c)	$120,000	$101,982
5.750% 12/01/28 (c)	120,000	92,250
Fox Corp.
5.476% 1/25/39	90,000	77,781
Time Warner Cable Enterprises LLC
8.375% 7/15/33	20,000	21,501
Time Warner Cable LLC
6.550% 5/01/37	50,000	45,350
6.750% 6/15/39	120,000	109,844
7.300% 7/01/38	100,000	96,332
Virgin Media Secured Finance PLC
5.500% 5/15/29 (b) (c)	210,000	187,086
Walt Disney Co.
6.200% 12/15/34	20,000	20,779
6.650% 11/15/37	50,000	53,668
		4,924,603
Mining — 0.6%
Anglo American Capital PLC
4.750% 4/10/27 (c)	230,000	220,430
Barrick North America Finance LLC
5.700% 5/30/41	80,000	76,611
5.750% 5/01/43	80,000	76,974
BHP Billiton Finance USA Ltd.
5.000% 9/30/43	100,000	90,181
First Quantum Minerals Ltd.
6.875% 10/15/27 (c)	230,000	220,657
8.625% 6/01/31 (c)	200,000	199,036
Freeport-McMoRan, Inc.
4.550% 11/14/24 (b)	10,000	9,815
4.625% 8/01/30	120,000	108,117
5.450% 3/15/43	416,000	354,680
Glencore Funding LLC
3.875% 10/27/27 (c)	90,000	83,277
4.000% 3/27/27 (c)	270,000	253,437
4.125% 3/12/24 (c)	130,000	128,880
Southern Copper Corp.
5.250% 11/08/42	450,000	389,047
		2,211,142
Miscellaneous - Manufacturing — 0.1%
3M Co.
2.375% 8/26/29 (b)	140,000	117,045
3.050% 4/15/30 (b)	60,000	51,864
3.700% 4/15/50	150,000	106,937
Eaton Corp.
4.150% 11/02/42	40,000	32,533
		308,379

	Principal Amount	Value
Multi-National — 0.4%
Inter-American Development Bank
7.349% 10/06/30 INR (g) (h)	$114,000,000	$1,361,225
Oil & Gas — 2.5%
BP Capital Markets America, Inc.
3.000% 2/24/50	320,000	199,526
3.119% 5/04/26	270,000	255,150
3.588% 4/14/27	100,000	94,252
3.633% 4/06/30	120,000	108,051
Chevron Corp.
1.995% 5/11/27	110,000	98,577
3.078% 5/11/50	20,000	13,417
ConocoPhillips Co.
6.950% 4/15/29	75,000	81,221
Continental Resources, Inc.
2.268% 11/15/26 (c)	70,000	62,016
4.375% 1/15/28	130,000	120,575
5.750% 1/15/31 (c)	240,000	225,469
Coterra Energy, Inc.
3.900% 5/15/27	310,000	291,114
4.375% 3/15/29	220,000	203,462
Devon Energy Corp.
4.750% 5/15/42	10,000	7,945
5.000% 6/15/45	410,000	330,212
5.250% 10/15/27	32,000	31,173
5.600% 7/15/41	140,000	123,853
5.850% 12/15/25	120,000	119,390
5.875% 6/15/28	26,000	25,913
7.875% 9/30/31	330,000	362,026
Diamondback Energy, Inc.
3.250% 12/01/26	10,000	9,350
3.500% 12/01/29	160,000	141,978
6.250% 3/15/33	1,470,000	1,470,839
Ecopetrol SA
5.875% 5/28/45	770,000	507,399
EOG Resources, Inc.
3.900% 4/01/35	200,000	169,583
4.375% 4/15/30	60,000	56,560
4.950% 4/15/50	150,000	132,714
EQT Corp.
3.900% 10/01/27	280,000	258,993
6.125% STEP 2/01/25	12,000	11,959
7.000% STEP 2/01/30	50,000	51,437
Exxon Mobil Corp.
3.043% 3/01/26	130,000	123,278
3.482% 3/19/30	190,000	171,565
4.114% 3/01/46	200,000	160,549
4.327% 3/19/50	20,000	16,420

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Hess Corp.
7.300% 8/15/31	$210,000	$222,439
7.875% 10/01/29	110,000	119,274
KazMunayGas National Co. JSC
5.375% 4/24/30 (c)	200,000	181,566
Occidental Petroleum Corp.
4.400% 4/15/46	70,000	51,372
4.625% 6/15/45	80,000	57,539
6.600% 3/15/46 (b)	630,000	619,025
Petrobras Global Finance BV
5.999% 1/27/28 (b)	780,000	774,005
Petroleos Mexicanos
6.375% 1/23/45	220,000	128,436
6.625% 6/15/35	303,000	202,950
6.875% 8/04/26	160,000	147,504
Pioneer Natural Resources Co.
1.125% 1/15/26	40,000	36,150
2.150% 1/15/31	190,000	149,929
Reliance Industries Ltd.
3.625% 1/12/52 (c)	330,000	210,369
Shell International Finance BV
2.750% 4/06/30	160,000	137,610
2.875% 5/10/26	130,000	122,632
3.250% 4/06/50	230,000	152,719
4.000% 5/10/46	180,000	139,343
4.550% 8/12/43	70,000	59,408
Southwestern Energy Co.
4.750% 2/01/32	60,000	51,497
5.375% 3/15/30	20,000	18,221
		9,617,954
Oil & Gas Services — 0.0%
Halliburton Co.
4.850% 11/15/35	20,000	17,986
5.000% 11/15/45	110,000	93,245
Schlumberger Holdings Corp.
3.900% 5/17/28 (c)	31,000	28,795
		140,026
Packaging & Containers — 0.0%
Ball Corp.
3.125% 9/15/31 (b)	100,000	78,308
Pharmaceuticals — 1.4%
AbbVie, Inc.
2.600% 11/21/24	290,000	279,577
2.950% 11/21/26	260,000	241,283
3.200% 11/21/29	540,000	476,522
3.600% 5/14/25	130,000	125,639
3.800% 3/15/25	180,000	174,969
4.250% 11/21/49	20,000	15,833

	Principal Amount	Value
4.550% 3/15/35	$90,000	$81,863
4.875% 11/14/48	20,000	17,478
Becton Dickinson & Co.
3.363% 6/06/24	82,000	80,552
4.685% 12/15/44	18,000	15,129
Bristol-Myers Squibb Co.
2.900% 7/26/24	206,000	201,344
3.200% 6/15/26	204,000	193,517
3.400% 7/26/29	19,000	17,213
Cigna Group
4.125% 11/15/25	100,000	96,820
4.375% 10/15/28	160,000	151,394
4.800% 8/15/38	190,000	167,366
4.900% 12/15/48	100,000	84,272
CVS Health Corp.
1.875% 2/28/31	30,000	22,879
2.125% 9/15/31	140,000	107,065
3.750% 4/01/30	150,000	132,591
4.125% 4/01/40	120,000	93,265
4.250% 4/01/50	30,000	22,196
4.300% 3/25/28	168,000	158,997
5.050% 3/25/48	280,000	232,637
5.125% 7/20/45	100,000	84,150
CVS Pass-Through Trust
5.880% 1/10/28	49,476	48,101
6.036% 12/10/28	47,174	46,675
6.943% 1/10/30	45,361	45,411
Johnson & Johnson
3.625% 3/03/37	180,000	151,691
Merck & Co., Inc.
1.450% 6/24/30	120,000	94,017
2.750% 12/10/51	200,000	120,790
Pfizer, Inc.
1.700% 5/28/30	250,000	200,426
Teva Pharmaceutical Finance Netherlands III BV
3.150% 10/01/26	900,000	802,143
6.000% 4/15/24	213,000	211,921
7.125% 1/31/25	390,000	391,348
		5,387,074
Pipelines — 1.9%
Cameron LNG LLC
2.902% 7/15/31 (c)	40,000	33,079
3.302% 1/15/35 (c)	130,000	103,482
Cheniere Energy Partners LP
3.250% 1/31/32	170,000	135,116
Columbia Pipelines Operating Co. LLC
6.036% 11/15/33 (c)	260,000	253,787

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.544% 11/15/53 (c)	$90,000	$87,986
El Paso Natural Gas Co. LLC
8.375% 6/15/32	289,000	316,796
Energy Transfer LP
2.900% 5/15/25	170,000	161,504
3.750% 5/15/30	410,000	357,148
4.950% 6/15/28	50,000	47,851
5.250% 4/15/29	80,000	76,707
5.300% 4/01/44	20,000	16,277
5.400% 10/01/47	40,000	32,990
6.100% 2/15/42 (b)	140,000	126,025
6.250% 4/15/49	230,000	211,030
5 yr. CMT + 5.694% 6.500% VRN (d)	50,000	45,943
5 yr. CMT + 5.134% 6.750% VRN (d)	160,000	147,865
5 yr. CMT + 5.306% 7.125% VRN (d)	150,000	129,326
3 mo. USD LIBOR + 4.028% 9.654% VRN (d)	20,000	18,696
Enterprise Products Operating LLC
3.700% 1/31/51	260,000	183,890
4.150% 10/16/28	900,000	843,779
3 mo. USD Term SOFR + 2.832% 5.375% VRN 2/15/78	40,000	33,259
5.700% 2/15/42	40,000	38,264
EQM Midstream Partners LP
5.500% 7/15/28	10,000	9,385
Kinder Morgan Energy Partners LP
5.500% 3/01/44	30,000	25,523
Kinder Morgan, Inc.
4.300% 3/01/28	110,000	103,527
5.200% 3/01/48	20,000	16,362
MPLX LP
4.500% 4/15/38	70,000	56,727
4.700% 4/15/48	210,000	159,180
4.800% 2/15/29	190,000	180,265
4.875% 12/01/24	90,000	88,724
5.500% 2/15/49	60,000	50,782
ONEOK, Inc.
5.550% 11/01/26	50,000	49,674
5.800% 11/01/30	80,000	78,324
6.050% 9/01/33	170,000	167,013
6.625% 9/01/53	220,000	215,425
Southern Natural Gas Co. LLC
8.000% 3/01/32 (b)	148,000	162,566
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.000% 12/31/30 (c)	10,000	8,827

	Principal Amount	Value
Targa Resources Corp.
4.200% 2/01/33	$60,000	$51,017
4.950% 4/15/52	40,000	30,765
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	130,000	116,434
Tennessee Gas Pipeline Co. LLC
2.900% 3/01/30 (c)	160,000	133,658
Transcontinental Gas Pipe Line Co. LLC
7.850% 2/01/26	60,000	62,381
Venture Global Calcasieu Pass LLC
3.875% 11/01/33 (c)	80,000	62,114
Western Midstream Operating LP
3.100% STEP 2/01/25	240,000	229,618
4.050% STEP 2/01/30	850,000	742,978
5.250% STEP 2/01/50	230,000	179,178
5.500% 8/15/48	20,000	15,902
Williams Cos., Inc.
3.750% 6/15/27	90,000	83,680
7.500% 1/15/31	200,000	212,690
7.750% 6/15/31	350,000	375,322
		7,068,841
Real Estate Investment Trusts (REITS) — 0.4%
CTR Partnership LP/CareTrust Capital Corp.
3.875% 6/30/28 (b) (c)	20,000	17,101
Equinix, Inc.
2.500% 5/15/31	1,641,000	1,280,964
GLP Capital LP/GLP Financing II, Inc.
5.250% 6/01/25	10,000	9,794
5.375% 4/15/26	40,000	38,783
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.750% 9/17/24 (c)	220,000	211,604
		1,558,246
Retail — 0.3%
Costco Wholesale Corp.
1.375% 6/20/27	190,000	166,087
1.600% 4/20/30	110,000	88,327
Home Depot, Inc.
2.700% 4/15/30	70,000	59,778
3.300% 4/15/40	120,000	89,425
3.350% 4/15/50	190,000	129,498
3.900% 12/06/28	30,000	28,322
3.900% 6/15/47	40,000	30,539
Lowe’s Cos., Inc.
4.500% 4/15/30	50,000	46,655

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
McDonald’s Corp.
3.500% 7/01/27	$100,000	$93,656
3.600% 7/01/30	190,000	169,623
3.625% 9/01/49	40,000	28,166
3.800% 4/01/28	110,000	103,425
4.200% 4/01/50	140,000	108,680
Walmart, Inc.
1.500% 9/22/28	80,000	67,846
1.800% 9/22/31	40,000	31,481
		1,241,508
Semiconductors — 0.4%
Broadcom, Inc.
3.137% 11/15/35 (c)	490,000	357,250
Intel Corp.
1.600% 8/12/28	130,000	109,915
3.050% 8/12/51	90,000	54,710
3.700% 7/29/25	40,000	38,716
4.750% 3/25/50	20,000	16,535
5.125% 2/10/30	100,000	98,128
Micron Technology, Inc.
5.875% 2/09/33	60,000	57,316
NVIDIA Corp.
2.850% 4/01/30	90,000	78,520
3.500% 4/01/40	240,000	188,957
3.500% 4/01/50	100,000	72,886
3.700% 4/01/60	170,000	124,338
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.700% 5/01/25	120,000	113,965
Texas Instruments, Inc.
1.750% 5/04/30	110,000	89,020
		1,400,256
Software — 0.2%
Microsoft Corp.
2.525% 6/01/50	133,000	80,983
2.921% 3/17/52	107,000	70,182
3.041% 3/17/62	83,000	52,549
Open Text Holdings, Inc.
4.125% 2/15/30 (b) (c)	10,000	8,366
4.125% 12/01/31 (b) (c)	10,000	7,979
Oracle Corp.
1.650% 3/25/26	240,000	217,389
2.875% 3/25/31	310,000	253,217
2.950% 4/01/30	20,000	16,830
4.650% 5/06/30	100,000	93,518
Salesforce, Inc.
3.700% 4/11/28	50,000	47,169
		848,182

	Principal Amount	Value
Telecommunications — 1.1%
AT&T, Inc.
2.250% 2/01/32	$20,000	$15,053
2.300% 6/01/27	250,000	221,362
2.550% 12/01/33	60,000	44,069
3.500% 9/15/53	130,000	80,320
3.550% 9/15/55	183,000	112,025
3.650% 9/15/59	60,000	36,507
3.800% 12/01/57	10,000	6,335
4.350% 6/15/45	101,000	75,577
5.350% 9/01/40	40,000	35,638
5.550% 8/15/41	40,000	35,854
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738% 9/20/29 (c)	82,500	81,625
T-Mobile USA, Inc.
2.250% 2/15/26	70,000	64,440
2.250% 11/15/31	70,000	53,342
2.550% 2/15/31	130,000	103,442
2.625% 2/15/29	170,000	144,020
2.875% 2/15/31	170,000	137,828
3.000% 2/15/41	60,000	39,759
3.300% 2/15/51	20,000	12,514
3.375% 4/15/29	70,000	61,568
3.500% 4/15/25	350,000	337,718
3.500% 4/15/31	380,000	321,316
3.750% 4/15/27	50,000	46,721
3.875% 4/15/30	190,000	168,335
Telefonica Emisiones SA
5.213% 3/08/47	150,000	119,470
Verizon Communications, Inc.
1.750% 1/20/31	280,000	210,996
2.550% 3/21/31	282,000	224,538
2.650% 11/20/40	120,000	75,962
2.875% 11/20/50	50,000	28,905
3.400% 3/22/41	40,000	28,358
3.850% 11/01/42	40,000	29,561
3.875% 2/08/29	130,000	119,047
4.000% 3/22/50	100,000	71,645
4.125% 8/15/46	180,000	134,462
4.329% 9/21/28	440,000	413,438
4.400% 11/01/34	270,000	234,122
4.500% 8/10/33	30,000	26,710
5.250% 3/16/37	170,000	158,602
5.500% 3/16/47 (b)	30,000	27,736
Vmed O2 UK Financing I PLC
4.750% 7/15/31 (c)	200,000	161,575
		4,300,495

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.1%
Union Pacific Corp.
2.150% 2/05/27	$50,000	$45,134
2.891% 4/06/36	270,000	204,460
3.750% 7/15/25	70,000	67,796
3.750% 2/05/70	150,000	100,249
3.839% 3/20/60	120,000	84,101
		501,740

TOTAL CORPORATE DEBT (Cost $111,267,236)		98,378,327

MUNICIPAL OBLIGATIONS — 0.0%
State of California, General Obligation
5.000% 11/01/43	50,000	50,096

TOTAL MUNICIPAL OBLIGATIONS (Cost $50,011)		50,096

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.6%
Automobile Asset-Backed Securities — 0.1%
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.380% 8/20/27 (c)	490,000	432,560
Commercial Mortgage-Backed Securities — 2.5%
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA,
5.818% VRN 8/10/45 (c) (e)	314,537	78,634
Bank
Series 2017-BNK4, Class XA, 1.499% VRN 5/15/50 (e)	3,003,273	106,838
Series 2017-BNK8, Class A3, 3.229% 11/15/50	266,500	242,071
Series 2022-BNK40, Class A4, 3.507% VRN 3/15/64 (e)	270,000	225,276
Benchmark Mortgage Trust
Series 2021-B29, Class XA, 1.146% VRN 9/15/54 (e)	2,499,331	123,260
Series 2019-B13, Class A3, 2.701% 8/15/57	290,000	245,019
BPR Trust, Series 2021-TY, Class A, 1 mo. USD Term SOFR + 1.164%
6.498% FRN 9/15/38 (c)	140,000	134,480
BX Commercial Mortgage Trust
Series 2021-VINO, Class A, 1 mo. USD Term SOFR + 0.767% 6.099% FRN 5/15/38 (c)	627,338	615,574

	Principal Amount	Value
Series 2021-21M, Class A, 1 mo. USD Term SOFR + 0.844% 6.177% FRN 10/15/36 (c)	$722,661	$707,077
Series 2023-VLT2, Class E, 1 mo. USD Term SOFR + 5.871% 11.203% FRN 6/15/40 (c)	490,000	487,903
BX Trust, Series 2021-LBA, Class AV, 1 mo. USD Term SOFR + 0.914%
6.248% FRN 2/15/36 (c)	197,702	194,118
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class A2
3.623% 5/15/52	260,000	256,114
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B,
4.175% VRN 7/10/47 (e)	350,000	326,607
Credit Suisse Mortgage Trust
Series 2014-USA, Class A2, 3.953% 9/15/37 (c)	190,000	160,108
Series 2014-USA, Class E, 4.373% 9/15/37 (c)	140,000	70,871
Series 2014-USA, Class F, 4.373% 9/15/37 (c)	2,440,000	1,027,230
Series 2022-MARK, Class A, 1 mo. USD Term SOFR + 2.695% 8.028% FRN 6/15/39 (c)	130,000	128,946
Series 2017-CHOP, Class G, U.S. (Fed) Prime Rate + 2.294% 10.794% FRN 7/15/32 (c)	750,000	690,075
Deutsche Bank Commercial Mortgage Trust, Series 2016-C3, Class A4
2.632% 8/10/49	114,163	104,238
GS Mortgage Securities Corp. Trust, Series 2018-SRP5, Class A, 1 mo. USD Term SOFR + 1.914%
7.248% FRN 9/15/31 (c)	1,201,684	1,023,898
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class XA, 0.714% VRN 4/15/47 (e)	762,420	166
Series 2015-C31, Class B, 4.776% VRN 8/15/48 (e)	160,000	141,012
Series 2013-C17, Class B, 5.032% VRN 1/15/47 (e)	30,000	27,107
LAQ Mortgage Trust, Series 2023-LAQ, Class A, 1 mo. USD Term SOFR + 2.091%
7.424% FRN 3/15/36 (c)	104,982	104,555
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ,
6.193% VRN 9/12/49 (e)	2,876	2,800

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, 1 mo. USD Term SOFR + 1.397%
6.737% FRN 3/15/39 (c)	$190,000	$186,924
PFP Ltd., Series 2021-8, Class A, 1 mo. USD Term SOFR + 1.114%
6.447% FRN 8/09/37 (c)	432,493	426,276
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.126% 7/05/36 (c)	320,000	289,265
UBS Commercial Mortgage Trust
Series 2017-C7, Class A3, 3.418% 12/15/50	193,369	176,345
Series 2017-C1, Class A4, 3.460% 6/15/50	170,000	155,198
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A,
4.104% VRN 9/14/49 (c) (e)	22,230	21,938
Wells Fargo Commercial Mortgage Trust
Series 2019-C52, Class XA, 1.749% VRN 8/15/52 (e)	5,490,455	342,762
Series 2017-C42, Class D, 2.800% VRN 12/15/50 (c) (e)	710,000	460,846
Series 2013-LC12, Class B, 4.087% VRN 7/15/46 (e)	104,118	86,594
WFRBS Commercial Mortgage Trust
Series 2014-C24, Class B, 4.204% VRN 11/15/47 (e)	190,000	164,909
Series 2014-C24, Class C, 4.290% VRN 11/15/47 (e)	190,000	156,047
		9,691,081
Home Equity Asset-Backed Securities — 0.4%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A3B, 1 mo. USD Term SOFR + 1.074%
6.394% FRN 11/25/33	1,174,612	1,156,075
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD Term SOFR + 0.654%
5.974% FRN 3/25/36	295,029	141,200
		1,297,275
Manufactured Housing Asset-Backed Securities — 0.1%
Conseco Finance Corp., Series 1996-4, Class M1,
7.750% VRN 6/15/27 (e)	311,209	308,689

	Principal Amount	Value
Other Asset-Backed Securities — 1.2%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL3, Class A, 1 mo. USD Term SOFR + 1.184%
6.517% FRN 8/15/34 (c)	$790,000	$777,095
Credit Suisse European Mortgage Capital Ltd., Series 2019-1OTF, Class A1, 3 mo. USD LIBOR + 2.900%
8.531% FRN 8/09/24 (c)	925,000	900,266
Dividend Solar Loans LLC, Series 2019-1, Class A
3.670% 8/22/39 (c)	667,898	569,300
InStar Leasing III LLC, Series 2021-1A, Class A
2.300% 2/15/54 (c)	552,467	462,644
ITE Rail Fund Levered LP, Series 2021-1A, Class A
2.250% 2/28/51 (c)	691,153	585,851
Mosaic Solar Loan Trust, Series 2021-3A, Class B
1.920% 6/20/52 (c)	727,641	559,392
Structured Asset Investment Loan Trust, Series 2004-8, Class A9, 1 mo. USD Term SOFR + 1.114%
6.434% FRN 9/25/34	520,344	515,510
U.S. Small Business Administration
Series 2019-25G, Class 1, 2.690% 7/01/44	186,508	159,185
Series 2019-20D, Class 1, 2.980% 4/01/39	129,874	113,783
		4,643,026
Student Loans Asset-Backed Securities — 0.4%
College Avenue Student Loans LLC, Series 2019-A, Class A2
3.280% 12/28/48 (c)	219,915	198,391
Navient Private Education Refi Loan Trust
Series 2020-FA, Class A, 1.220% 7/15/69 (c)	269,542	239,996
Series 2020-IA, Class A1A, 1.330% 4/15/69 (c)	325,797	284,781
SMB Private Education Loan Trust
Series 2020-A, Class A2A, 2.230% 9/15/37 (c)	360,509	329,614
Series 2021-A, Class B, 2.310% 1/15/53 (c)	600,000	545,382
		1,598,164

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loan Collateral Collateralized Mortgage Obligations — 1.8%
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD Term SOFR + 7.536%
2.216% FRN 11/25/35	$628,165	$95,261
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A1,
5.108% VRN 7/25/62 (c) (e)	304,994	296,787
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD Term SOFR + 0.464%
5.784% FRN 5/25/37	1,231,629	725,754
GS Mortgage Securities Trust, Series 2014-2R, Class 3B
6.039% 11/26/37 (c)	1,220,000	1,005,248
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3,
4.629% VRN 10/25/35 (e)	44,153	23,495
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A,
5.525% VRN 2/25/36 (e)	27,306	9,408
HOMES Trust, Series 2023-NQM1, Class A1,
6.182% STEP 1/25/68 (c)	479,828	475,359
IndyMac INDX Mortgage Loan Trust, Series 2005-AR18, Class 1A1, 1 mo. USD Term SOFR + 0.734%
6.054% FRN 10/25/36	663,189	298,664
JP Morgan Mortgage Trust
Series 2018-3, Class A1, 3.500% VRN 9/25/48 (c) (e)	229,601	194,113
Series 2018-4, Class A1, 3.500% VRN 10/25/48 (c) (e)	98,807	83,634
New Residential Mortgage Loan Trust
Series 2018-RPL1, Class M2, 3.500% VRN 12/25/57 (c) (e)	730,000	576,361
Series 2017-4A, Class A1, 4.000% VRN 5/25/57 (c) (e)	197,197	181,354
OBX Trust
Series 2022-NQM6, Class A1, 4.700% STEP 7/25/62 (c)	488,405	465,098
Series 2023-NQM3, Class A1, 5.949% STEP 2/25/63 (c)	481,200	473,907
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.000% 5/25/35 (c)	434,752	358,774
PRKCM Trust, Series 2023-AFC1, Class A1,
6.598% STEP 2/25/58 (c)	459,521	460,719

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1,
4.360% VRN 8/25/36 (e)	$148,615	$103,410
Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 4A1, 1 yr. MTA + 2.150%
6.776% FRN 3/25/46	91,189	78,651
Towd Point Mortgage Trust
Series 2017-4, Class B2, 3.579% VRN 6/25/57 (c) (e)	740,000	559,747
Series 2022-4,Class A1, 3.750% 9/25/62 (c)	378,731	342,682
		6,808,426
Whole Loan Collateral Planned Amortization Classes — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6,
6.863% FRN 7/25/36	39,537	28,117
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.1%
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR3, Class A1B, 1 yr. MTA + 1.000%
5.626% FRN 2/25/46	425,252	353,487

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $28,219,245)		25,160,825

SOVEREIGN DEBT OBLIGATIONS — 4.1%
Argentina Government International Bond,
3.500% STEP 7/09/41	110,000	28,136
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/27 BRL (g)	3,328,000	646,886
10.000% 1/01/33 BRL (g)	3,703,000	672,145
Brazilian Government International Bond
5.000% 1/27/45	810,000	598,805
5.625% 1/07/41	630,000	525,732
Colombia Government International Bond
3.250% 4/22/32	430,000	308,586
4.125% 2/22/42	440,000	265,396
Indonesia Government International Bond
5.125% 1/15/45 (b) (c)	220,000	198,406

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Indonesia Treasury Bond
6.500% 2/15/31 IDR (g)	$34,028,000,000	$2,158,703
Israel Government International Bond
2.750% 7/03/30	310,000	263,152
Kenya Government International Bond
6.300% 1/23/34 (c)	370,000	245,375
Mexican Bonos
7.750% 11/23/34 MXN (g)	17,120,000	836,996
7.750% 11/13/42 MXN (g)	46,165,600	2,133,008
8.000% 11/07/47 MXN (g)	76,980,000	3,632,449
8.500% 5/31/29 MXN (g)	18,880,000	1,012,689
Mexico Government International Bond
4.750% 3/08/44	730,000	559,071
Nigeria Government International Bond
7.143% 2/23/30 (c)	210,000	165,404
Panama Government International Bond
4.500% 4/01/56	350,000	229,920
Peruvian Government International Bond
6.550% 3/14/37	210,000	216,660
Provincia de Buenos Aires/Government Bond,
6.375% STEP 9/01/37 (c)	1,920,019	624,764
Russia Federal Bond - OFZ
6.900% 5/23/29 RUB (g)	49,028,000	160,040
7.700% 3/16/39 RUB (g)	43,130,000	102,797
		15,585,120

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $19,474,503)		15,585,120

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (i) — 38.5%
Collateralized Mortgage Obligations — 2.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K741, Class X1, 0.653% VRN 12/25/27 (e)	2,985,635	57,054
Series K124, Class X1, 0.810% VRN 12/25/30 (e)	2,490,083	100,392
Series K094, Class X1, 1.014% VRN 6/25/29 (e)	991,263	39,418
Series K743, Class X1, 1.025% VRN 5/25/28 (e)	3,987,713	140,891
Series KC05, Class X1, 1.365% VRN 6/25/27 (e)	1,448,086	36,349

	Principal Amount	Value
Series K736, Class X1, 1.410% VRN 7/25/26 (e)	$2,020,712	$57,209
Series K115, Class X1, 1.427% VRN 6/25/30 (e)	995,756	67,693
Series K110, Class X1, 1.813% VRN 4/25/30 (e)	1,292,518	105,909
Series K751, Class A2, 4.412% 3/25/30	100,000	95,365
Federal Home Loan Mortgage Corp. REMICS
Series 3422, Class AI, 0.250% STEP 1/15/38	6,081	45
Series 3621, Class SB, 30 day USD SOFR Average + 6.116% 0.802% FRN 1/15/40	18,271	1,378
Series 4203, Class PS, 30 day USD SOFR Average + 6.136% 0.822% FRN 9/15/42	77,869	4,581
Series 3973, Class SA, 30 day USD SOFR Average + 6.376% 1.062% FRN 12/15/41	116,072	9,773
Series 5092, Class AP, 2.000% 4/25/41	79,358	66,469
Series 5018, Class MI, 2.000% 10/25/50	332,402	39,969
Series 5085, Class NI, 2.000% 3/25/51	594,407	67,834
Series 5140, Class NI, 2.500% 5/25/49	263,432	34,746
Series 5010, Class IK, 2.500% 9/25/50	198,303	28,916
Series 5010, Class JI, 2.500% 9/25/50	473,775	69,936
Series 5013, Class IN, 2.500% 9/25/50	240,478	37,906
Series 5040, Class IB, 2.500% 11/25/50	141,353	19,255
Series 5059, Class IB, 2.500% 1/25/51	669,887	99,026
Series 5069, Class MI, 2.500% 2/25/51	74,916	10,339
Series 4391, Class MZ, 3.000% 9/15/44	261,905	216,502
Series 4793, Class CB, 3.000% 5/15/48	179,584	153,784
Series 4793, Class CD, 3.000% 6/15/48	114,848	98,278
Series 4813, Class CJ, 3.000% 8/15/48	97,210	79,557
Series 5224, Class HL, 4.000% 4/25/52	400,000	337,555
Series R007, Class ZA, 6.000% 5/15/36	48,405	48,842

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. STRIPS
Series 353, Class S1, 30 day USD SOFR Average + 5.886% 0.572% FRN 12/15/46	$190,628	$13,893
Series 334, Class S7, 30 day USD SOFR Average + 5.986% 0.672% FRN 8/15/44	79,666	6,672
Federal National Mortgage Association Grantor Trust Series 2017-T1, Class A 2.898% 6/25/27	99,258	91,141
Federal National Mortgage Association Interest STRIPS
Series 409, Class C2, 3.000% 4/25/27	27,757	1,004
Series 409, Class C13, 3.500% 11/25/41	46,810	6,848
Series 409, Class C18, 4.000% 4/25/42	53,861	9,253
Series 409, Class C22, 4.500% 11/25/39	35,207	6,118
Federal National Mortgage Association REMICS
Series 2005-88, Class IP, 0.483% FRN 10/25/35 (e)	19,267	1,334
Series 2013-124, Class SB, 30 day USD SOFR Average + 5.836% 0.521% FRN 12/25/43	186,097	14,060
Series 2016-61, Class BS, 30 day USD SOFR Average + 5.986% 0.671% FRN 9/25/46	64,569	3,084
Series 2017-76, Class SB, 30 day USD SOFR Average + 5.986% 0.671% FRN 10/25/57	410,129	32,771
Series 2012-133, Class CS, 30 day USD SOFR Average + 6.036% 0.721% FRN 12/25/42	57,353	6,139
Series 2012-134, Class SK, 30 day USD SOFR Average + 6.036% 0.721% FRN 12/25/42	110,462	10,379
Series 2013-54, Class BS, 30 day USD SOFR Average + 6.036% 0.721% FRN 6/25/43	137,830	11,846
Series 2006-88, Class IP, 0.729% VRN 3/25/36 (e)	23,294	1,485
Series 2017-85, Class SC, 30 day USD SOFR Average + 6.086% 0.771% FRN 11/25/47	113,888	7,433
Series 2012-35, Class SC, 30 day USD SOFR Average + 6.386% 1.071% FRN 4/25/42	52,476	4,940

	Principal Amount	Value
Series 2011-87, Class SG, 30 day USD SOFR Average + 6.436% 1.121% FRN 4/25/40	$34,391	$348
Series 2011-96, Class SA, 30 day USD SOFR Average + 6.436% 1.121% FRN 10/25/41	110,917	6,675
Series 2012-74, Class SA, 30 day USD SOFR Average + 6.536% 1.221% FRN 3/25/42	26,800	1,275
Series 2006-59, Class IP, 1.299% FRN 7/25/36 (e)	52,397	2,678
Series 2021-65, Class JA, 2.000% 1/25/46	74,430	60,363
Series 2020-57, Class 57, 2.000% 4/25/50	201,418	166,006
Series 2020-47, Class GZ, 2.000% 7/25/50	320,130	165,619
Series 2020-97, Class AI, 2.000% 1/25/51	174,872	21,423
Series 2014-6, Class Z, 2.500% 2/25/44	254,610	206,320
Series 2020-56, Class DI, 2.500% 8/25/50	232,265	36,731
Series 2020-74, Class EI, 2.500% 10/25/50	151,118	22,175
Series 2020-89, Class DI, 2.500% 12/25/50	1,041,474	154,481
Series 2021-3, Class QI, 2.500% 2/25/51	705,589	105,946
Series 2012-118, Class VZ, 3.000% 11/25/42	131,802	113,433
Series 2011-59, Class NZ, 5.500% 7/25/41	231,294	231,241
Series 2013-9, Class CB, 5.500% 4/25/42	186,660	185,690
Series 2006-118, Class IP1, 5.644% FRN 12/25/36 (e)	47,060	3,580
Series 2006-118, Class IP2, 5.644% FRN 12/25/36 (e)	37,271	2,472
Series 2012-46, Class BA, 6.000% 5/25/42	48,108	48,153
Series 2012-28, Class B, 6.500% 6/25/39	2,413	2,421
Series 2013-9, Class BC, 6.500% 7/25/42	55,952	57,661
Series 2012-51, Class B, 7.000% 5/25/42	39,009	40,415
Federal National Mortgage Association-ACES
Series 2020-M36, Class X1, 1.540% VRN 9/25/34 (e)	1,141,076	86,433
Series 2019-M19, Class A2, 2.560% 9/25/29	433,385	376,944

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
FREMF Mortgage Trust Series 2019-KF58, Class B 30 day USD SOFR Average + 2.264% 7.576% 1/25/26 (c)	$506,574	$499,631
Government National Mortgage Association
Series 2012-144, Class IO, 0.325% VRN 1/16/53 (e)	2,045,226	13,253
Series 2012-135, Class IO, 0.340% VRN 1/16/53 (e)	2,237,636	36,248
Series 2014-186, Class IO, 0.372% VRN 8/16/54 (e)	337,798	3,565
Series 2017-41, Class IO, 0.592% VRN 7/16/58 (e)	509,634	14,501
Series 2021-60, Class IO, 0.826% VRN 5/16/63 (e)	2,262,191	133,595
Series 2022-3, Class B, 1.850% 2/16/61	200,000	94,019
Series 2023-92, Class AH, 2.000% 6/16/64	699,964	521,454
Series 2013-107, Class AD, 2.839% VRN 11/16/47 (e)	149,022	132,535
Series 2022-196, Class BE, 3.000% VRN 10/16/64 (e)	200,000	138,362
Series 2022-220, Class E, 3.000% VRN 10/16/64 (e)	100,000	73,469
Government National Mortgage Association REMICS
Series 2014-22, Class IA, 0.000% FRN 11/20/42 (e)	17,155	617
Series 2017-H20, Class IB, 0.342% VRN 10/20/67 (e)	52,062	1,678
Series 2016-135, Class SB, 1 mo. USD Term SOFR + 5.986% 0.655% FRN 10/16/46	97,735	10,323
Series 2016-21, Class ST, 1 mo. USD Term SOFR + 6.036% 0.711% FRN 2/20/46	53,035	4,455
Series 2017-H15, Class KI, 0.834% VRN 7/20/67 (e)	102,251	4,857
Series 2017-H18, Class BI, 1.184% VRN 9/20/67 (e)	2,584,842	108,967
Series 2010-85, Class HS, 1 mo. USD Term SOFR + 6.536% 1.211% FRN 1/20/40	2,425	11
Series 2012-H27, Class AI, 1.683% VRN 10/20/62 (e)	220,259	6,392
Series 2020-181, Class WI, 2.000% 12/20/50	1,254,512	133,168
Series 2021-188, Class PA, 2.000% 10/20/51	501,188	402,683
Series 2020-123, Class NI, 2.500% 8/20/50	378,374	48,234

	Principal Amount	Value
Series 2020-123, Class IL, 2.500% 8/20/50	$144,059	$18,265
Series 2020-127, Class IN, 2.500% 8/20/50	148,640	19,257
Series 2020-129, Class IE, 2.500% 9/20/50	153,485	19,871
Series 2020-160, Class IH, 2.500% 10/20/50	159,333	21,243
Series 2020-160, Class YI, 2.500% 10/20/50	622,100	80,579
Series 2020-160, Class VI, 2.500% 10/20/50	230,407	30,643
Series 2022-115, Class MI, 2.500% 5/20/51	236,868	24,598
Series 2022-189, Class PT, 2.500% 10/20/51	285,111	226,545
Series 2013-53, Class OI, 3.500% 4/20/43	261,670	28,121
Series 2020-47, Class MI, 3.500% 4/20/50	248,602	42,797
Series 2020-47, Class NI, 3.500% 4/20/50	69,979	12,072
Series 2014-176, Class IA, 4.000% 11/20/44	33,996	5,744
Series 2015-167, Class OI, 4.000% 4/16/45	43,432	7,626
Series 2016-84, Class IG, 4.500% 11/16/45	198,301	37,070
Series 2020-H09, Class FL, 1 mo. USD Term SOFR + 1.264% 4.849% FRN 5/20/70	371,668	368,546
Series 2020-H13, Class FC, 1 mo. USD Term SOFR + 0.564% 4.941% FRN 7/20/70	48,162	47,339
Series 2020-H13, Class FA, 1 mo. USD Term SOFR + 0.564% 5.000% FRN 7/20/70	127,046	124,750
Series 2018-H07, Class FD, 1 mo. USD Term SOFR + 0.414% 5.732% FRN 5/20/68	166,334	165,025
Series 2010-H28, Class FE, 1 mo. USD Term SOFR + 0.514% 5.832% FRN 12/20/60	54,277	53,951
Series 2011-H08, Class FG, 1 mo. USD Term SOFR + 0.594% 5.912% FRN 3/20/61	51,166	50,933
Series 2011-H09, Class AF, 1 mo. USD Term SOFR + 0.614% 5.932% FRN 3/20/61	27,650	27,532
Series 2020-H09, Class NF, 1 mo. USD Term SOFR + 1.364% 6.682% FRN 4/20/70	106,819	107,318
		8,353,696

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 35.6%
Federal Home Loan Mortgage Corp.
Pool #RB5084 1.500% 11/01/40	$296,956	$231,746
Pool #RB5110 1.500% 5/01/41	660,511	513,196
Pool #RB5117 1.500% 7/01/41	506,183	393,288
Pool #RA4537 1.500% 2/01/51	83,664	60,560
Pool #SC0093 2.000% 10/01/40	289,091	234,079
Pool #SC0160 2.000% 7/01/41	240,570	193,889
Pool #SC0188 2.000% 9/01/41	82,768	66,604
Pool #RB5125 2.000% 9/01/41	837,116	670,233
Pool #RB5131 2.000% 10/01/41	169,952	136,071
Pool #SC0206 2.000% 11/01/41	169,538	136,428
Pool #RB5138 2.000% 12/01/41	173,708	139,078
Pool #SC0313 2.000% 1/01/42	747,183	595,893
Pool #RB5145 2.000% 2/01/42	266,487	212,528
Pool #QK1354 2.000% 2/01/42	88,682	70,725
Pool #SC0384 2.000% 4/01/42	388,216	311,672
Pool #RB5153 2.000% 4/01/42	91,094	72,649
Pool #SC0319 2.000% 4/01/42	92,936	74,409
Pool #QB4985 2.000% 11/01/50	74,853	57,545
Pool #RA3882 2.000% 11/01/50	312,037	239,104
Pool #QB8602 2.000% 2/01/51	74,542	57,679
Pool #QB9087 2.000% 2/01/51	357,265	275,883
Pool #QB9482 2.000% 3/01/51	74,403	57,315
Pool #QC0041 2.000% 3/01/51	75,718	58,328
Pool #QC0160 2.000% 3/01/51	64,837	50,027
Pool #QC0161 2.000% 3/01/51	77,060	59,362
Pool #QB9290 2.000% 3/01/51	247,728	191,143
Pool #SD0573 2.000% 4/01/51	142,179	110,013
Pool #QC0885 2.000% 4/01/51	81,767	63,269
Pool #QC1164 2.000% 4/01/51	71,686	55,356
Pool #SD8146 2.000% 5/01/51	1,156,055	882,598
Pool #SD2230 2.000% 8/01/51	285,440	218,902
Pool #SD0745 2.000% 11/01/51	86,733	66,814
Pool #QD2129 2.000% 11/01/51	362,524	276,432
Pool #840698 5 yr. CMT + 1.285% 2.105% FRN 3/01/47	17,680	16,073
Pool #RB5149 2.500% 3/01/42	88,949	73,549
Pool #SD7521 2.500% 7/01/50	265,657	214,433
Pool #SD7525 2.500% 10/01/50	139,278	112,422
Pool #RA3913 2.500% 11/01/50	432,121	348,664
Pool #QB5092 2.500% 11/01/50	145,273	117,216
Pool #QB5093 2.500% 11/01/50	75,453	60,739
Pool #RA4142 2.500% 12/01/50	72,501	58,499
Pool #RA4175 2.500% 12/01/50	364,562	293,356
Pool #SD8129 2.500% 2/01/51	64,760	51,666
Pool #QC0165 2.500% 3/01/51	74,964	60,462
Pool #QC5830 2.500% 8/01/51	170,744	137,155
Pool #QC7411 2.500% 9/01/51	87,708	70,317

	Principal Amount	Value
Pool #QC6551 2.500% 9/01/51	$84,339	$67,747
Pool #SD1751 2.500% 10/01/51	183,605	147,342
Pool #QC9443 2.500% 10/01/51	177,093	141,700
Pool #SD7548 2.500% 11/01/51	862,648	693,617
Pool #SD0777 2.500% 11/01/51	87,243	69,850
Pool #QD1850 2.500% 12/01/51	82,934	66,360
Pool #SD0849 2.500% 1/01/52	87,480	70,216
Pool #RA6562 2.500% 1/01/52	170,771	137,656
Pool #SD7552 2.500% 1/01/52	442,322	354,614
Pool #QD6079 2.500% 2/01/52	88,270	70,795
Pool #QD8675 2.500% 3/01/52	89,725	71,934
Pool #SD1749 2.500% 4/01/52	281,039	225,137
Pool #SD7554 2.500% 4/01/52	1,171,765	939,784
Pool #841077 RFUCC1 yr. Treasury + 1.619% 2.871% FRN 11/01/47	111,042	105,493
Pool #RB5166 3.000% 7/01/42	91,289	78,141
Pool #SC0340 3.000% 9/01/42	189,183	161,937
Pool #ZT1257 3.000% 1/01/46	136,066	118,659
Pool #G67701 3.000% 10/01/46	542,222	462,238
Pool #G60985 3.000% 5/01/47	1,080,198	919,506
Pool #SD7509 3.000% 11/01/49	46,174	38,882
Pool #QC9154 3.000% 10/01/51	91,281	76,395
Pool #SD0781 3.000% 11/01/51	82,218	68,193
Pool #QD7333 3.000% 2/01/52	92,268	76,759
Pool #841076 RFUCC1 yr. Treasury + 1.628% 3.005% FRN 11/01/48	417,481	389,781
Pool #841081 RFUCC1 yr. Treasury + 1.621% 3.097% FRN 2/01/50	177,112	165,746
Pool #ZS9316 3.500% 1/01/38	251,400	228,229
Pool #Q41209 3.500% 6/01/46	114,962	101,129
Pool #SD1549 3.500% 4/01/52	278,910	240,979
Pool #SD8214 3.500% 5/01/52	276,571	238,181
Pool #SD1936 3.500% 6/01/52	282,460	243,870
Pool #Q19135 4.000% 6/01/43	21,042	19,440
Pool #Q19236 4.000% 6/01/43	14,969	13,801
Pool #Q19985 4.000% 7/01/43	625,540	576,928
Pool #Q19615 4.000% 7/01/43	21,337	19,691
Pool #C09071 4.000% 2/01/45	117,414	106,893
Pool #G67713 4.000% 6/01/48	449,611	408,900
Pool #SD2866 4.000% 7/01/49	97,170	88,340
Pool #RA7185 4.000% 4/01/52	358,265	321,094
Pool #RA7186 4.000% 4/01/52	267,835	240,549
Pool #SD7560 4.000% 2/01/53	286,903	258,100
Pool #U92272 4.500% 12/01/43	2,380	2,238
Pool #SD2792 4.500% 3/01/47	93,866	89,827
Pool #Q49177 4.500% 6/01/47	47,316	44,415
Pool #SD1143 4.500% 9/01/50	82,280	76,794

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #SD0615 4.500% 1/01/51	$86,114	$80,265
Pool #SD1807 4.500% 7/01/52	95,418	88,184
Pool #SD8245 4.500% 9/01/52	2,781,070	2,556,321
Pool #SD8257 4.500% 10/01/52	1,964,022	1,805,302
Pool #SD3400 4.500% 10/01/52	99,359	91,454
Pool #SD2394 4.500% 11/01/52	94,736	87,080
Pool #SD1775 4.500% 11/01/52	188,831	174,397
Pool #SD2355 4.500% 12/01/52	95,122	87,435
Pool #WN2371 4.600% 2/01/30	100,000	95,064
Pool #SD1305 5.000% 7/01/52	413,978	392,314
Pool #QF5465 5.000% 12/01/52	95,193	90,077
Pool #SD2374 5.000% 1/01/53	95,558	90,423
Pool #SD2395 5.000% 1/01/53	93,023	88,009
Pool #SD2591 5.000% 3/01/53	191,298	181,227
Pool #RA8790 5.000% 4/01/53	196,558	185,657
Pool #SD3382 5.000% 6/01/53	98,941	93,485
Pool #G06875 5.500% 12/01/38	4,018	4,030
Pool #SD8268 5.500% 11/01/52	6,496,696	6,289,201
Pool #SD2245 5.500% 12/01/52	97,441	94,360
Pool #SD2138 5.500% 1/01/53	97,583	94,550
Pool #SD2723 5.500% 3/01/53	96,266	93,342
Pool #SD2511 5.500% 4/01/53	98,377	95,222
Pool #QF9985 5.500% 4/01/53	96,968	93,804
Pool #QG1295 5.500% 4/01/53	98,319	95,185
Pool #SD2762 5.500% 5/01/53	196,071	190,177
Pool #SD2756 5.500% 5/01/53	97,616	94,541
Pool #SD3171 5.500% 6/01/53	96,582	93,497
Pool #QG7311 5.500% 7/01/53	99,787	96,756
Pool #QF4924 6.000% 12/01/52	89,396	88,895
Pool #G06669 6.500% 9/01/39	7,861	8,125
Pool #G07509 6.500% 9/01/39	7,272	7,545
Pool #QF6690 6.500% 1/01/53	85,220	85,738
Pool #SD2452 6.500% 2/01/53	93,152	93,915
Pool #RA8904 6.500% 4/01/53	187,253	188,788
Pool #RA9081 6.500% 5/01/53	98,336	99,481
Pool #SD2981 6.500% 5/01/53	188,567	189,760
Pool #G07335 7.000% 3/01/39	15,992	16,910
Federal National Mortgage Association
Pool #MA4519 1.500% 1/01/42	89,099	68,893
Pool #MA4236 1.500% 1/01/51	165,705	119,944
Pool #MA4280 1.500% 3/01/51	295,262	213,723
Pool #MA4422 2.000% 9/01/41	83,577	66,915
Pool #MA4474 2.000% 11/01/41	85,618	68,549
Pool #MA4501 2.000% 12/01/41	174,099	139,391
Pool #MA4540 2.000% 2/01/42	88,298	70,420
Pool #FS4613 2.000% 5/01/42	97,350	77,943
Pool #BQ3331 2.000% 8/01/50	76,263	58,486
Pool #BQ0254 2.000% 8/01/50	65,934	50,936
Pool #CA7023 2.000% 9/01/50	146,819	112,870

	Principal Amount	Value
Pool #BQ1528 2.000% 9/01/50	$63,073	$48,725
Pool #CA7224 2.000% 10/01/50	146,726	112,798
Pool #CA7225 2.000% 10/01/50	73,686	56,647
Pool #BQ4926 2.000% 10/01/50	146,867	112,494
Pool #MA4208 2.000% 12/01/50	75,203	57,602
Pool #MA4237 2.000% 1/01/51	154,112	118,043
Pool #CA9220 2.000% 2/01/51	408,752	312,065
Pool #BR4052 2.000% 2/01/51	76,218	58,451
Pool #CA8779 2.000% 2/01/51	243,137	186,233
Pool #MA4255 2.000% 2/01/51	78,114	59,832
Pool #BR2641 2.000% 2/01/51	74,622	57,623
Pool #BR2643 2.000% 2/01/51	71,933	55,502
Pool #BR2644 2.000% 2/01/51	70,070	53,977
Pool #BR2664 2.000% 2/01/51	281,031	217,014
Pool #BR3500 2.000% 2/01/51	61,094	46,795
Pool #BR3256 2.000% 2/01/51	71,149	55,097
Pool #BR3257 2.000% 2/01/51	74,898	57,954
Pool #BR3286 2.000% 3/01/51	75,647	58,416
Pool #BR4722 2.000% 3/01/51	71,960	55,433
Pool #BR4753 2.000% 3/01/51	80,266	61,982
Pool #BR4756 2.000% 3/01/51	70,818	54,554
Pool #BR5487 2.000% 3/01/51	78,732	60,650
Pool #BR5587 2.000% 3/01/51	80,183	61,868
Pool #BR5633 2.000% 3/01/51	80,334	61,884
Pool #FM6343 2.000% 3/01/51	81,235	62,578
Pool #BQ9453 2.000% 3/01/51	164,307	126,776
Pool #FM6418 2.000% 3/01/51	79,810	61,730
Pool #MA4305 2.000% 4/01/51	491,084	374,921
Pool #FM9441 2.000% 4/01/51	85,065	64,944
Pool #BR7745 2.000% 4/01/51	73,356	56,646
Pool #BR7744 2.000% 4/01/51	75,859	58,674
Pool #BR8478 2.000% 4/01/51	78,937	61,055
Pool #BR8518 2.000% 4/01/51	73,690	56,904
Pool #MA4325 2.000% 5/01/51	668,172	510,121
Pool #FS4269 2.000% 10/01/51	192,879	148,581
Pool #FM9489 2.000% 11/01/51	176,948	135,424
Pool #FS0349 2.000% 1/01/52	180,214	138,318
Pool #FS1014 2.000% 2/01/52	87,270	67,063
Pool #FS1015 2.000% 2/01/52	271,109	208,335
Pool #FS1112 2.000% 3/01/52	179,955	139,019
Pool #FS4314 2.000% 3/01/52	96,260	73,941
Pool #MA2749 2.500% 9/01/36	39,104	33,849
Pool #FM3123 2.500% 3/01/38	378,350	327,506
Pool #MA4177 2.500% 11/01/40	59,279	49,349
Pool #CA9358 2.500% 3/01/41	77,459	64,799
Pool #CB0100 2.500% 4/01/41	159,879	134,047
Pool #FS0697 2.500% 2/01/42	171,946	143,627
Pool #MA4571 2.500% 3/01/42	88,244	72,966
Pool #MA4587 2.500% 4/01/42	90,304	74,669

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FS4471 2.500% 9/01/42	$96,796	$80,310
Pool #BK2620 2.500% 6/01/50	61,735	49,715
Pool #MA4120 2.500% 9/01/50	55,328	44,193
Pool #BM6623 2.500% 10/01/50	91,622	69,432
Pool #CA7257 2.500% 10/01/50	74,272	59,788
Pool #FM5313 2.500% 10/01/50	80,851	64,857
Pool #FM4577 2.500% 10/01/50	192,311	154,809
Pool #FM4899 2.500% 11/01/50	156,850	126,214
Pool #BQ5876 2.500% 11/01/50	79,917	64,333
Pool #BQ8435 2.500% 12/01/50	57,758	46,476
Pool #BQ8482 2.500% 12/01/50	53,915	43,384
Pool #FM6460 2.500% 3/01/51	151,814	122,257
Pool #MA4306 2.500% 4/01/51	75,586	60,280
Pool #FS1111 2.500% 5/01/51	87,616	69,901
Pool #CB0458 2.500% 5/01/51	871,642	697,580
Pool #FM7675 2.500% 6/01/51	203,495	163,749
Pool #FM7676 2.500% 6/01/51	82,932	66,552
Pool #FM7900 2.500% 7/01/51	161,800	129,843
Pool #CB1301 2.500% 8/01/51	664,580	533,113
Pool #BT5574 2.500% 8/01/51	81,182	64,559
Pool #BT3303 2.500% 8/01/51	81,200	65,226
Pool # FS0024 2.500% 9/01/51	77,285	62,383
Pool #FM8864 2.500% 10/01/51	163,136	131,043
Pool #FM9335 2.500% 10/01/51	88,286	70,201
Pool #FM9195 2.500% 10/01/51	257,450	205,998
Pool #FS0434 2.500% 11/01/51	85,171	68,775
Pool #FS1104 2.500% 11/01/51	85,313	68,649
Pool #BU2599 2.500% 1/01/52	87,032	69,802
Pool #FS0366 2.500% 1/01/52	87,898	70,950
Pool #FS0424 2.500% 1/01/52	87,120	69,873
Pool #BV3089 2.500% 2/01/52	86,564	69,400
Pool #FS0523 2.500% 2/01/52	89,958	72,008
Pool #FS0551 2.500% 2/01/52	89,310	71,629
Pool #FS0549 2.500% 2/01/52	269,834	215,992
Pool #BU1322 2.500% 2/01/52	91,276	73,120
Pool #CB3044 2.500% 3/01/52	91,783	73,469
Pool #CB3031 2.500% 3/01/52	179,094	142,239
Pool #FS3368 2.500% 3/01/52	756,208	605,552
Pool #FS1626 2.500% 4/01/52	91,412	73,086
Pool #BF0560 2.500% 9/01/61	89,276	68,714
Pool #AM8674 2.810% 4/01/25	50,000	47,917
Pool #MA2320 3.000% 7/01/35	35,578	32,044
Pool #MA2523 3.000% 2/01/36	240,290	216,271
Pool #MA2579 3.000% 4/01/36	175,323	157,798
Pool #MA2773 3.000% 10/01/36	506,949	455,483
Pool #MA4632 3.000% 6/01/42	182,928	156,582
Pool #AQ7306 3.000% 1/01/43	23,380	20,168
Pool #AR1202 3.000% 1/01/43	31,378	26,976
Pool #AR7399 3.000% 6/01/43	17,993	15,664

	Principal Amount	Value
Pool #AS0038 3.000% 7/01/43	$39,681	$34,548
Pool #AU6735 3.000% 10/01/43	24,803	21,130
Pool #BC1509 3.000% 8/01/46	32,088	27,196
Pool #AS7844 3.000% 9/01/46	56,299	47,645
Pool #BC2817 3.000% 9/01/46	42,017	35,559
Pool #BD8104 3.000% 10/01/46	153,270	130,286
Pool #AL9397 3.000% 10/01/46	64,741	54,789
Pool #BM1565 3.000% 4/01/47	599,218	509,360
Pool #FM8576 3.000% 2/01/50	73,711	62,243
Pool #FM4311 3.000% 8/01/50	69,717	58,141
Pool #CA7531 3.000% 10/01/50	73,376	61,719
Pool #FM8577 3.000% 8/01/51	154,993	130,346
Pool #FS0037 3.000% 8/01/51	74,611	62,793
Pool #FM8648 3.000% 9/01/51	79,493	66,305
Pool #CB1878 3.000% 10/01/51	168,784	140,414
Pool #FM9464 3.000% 11/01/51	164,524	137,950
Pool #FS0034 3.000% 12/01/51	85,355	71,649
Pool # FS0240 3.000% 1/01/52	84,948	71,387
Pool #FS0331 3.000% 1/01/52	88,222	73,393
Pool #BU1421 3.000% 1/01/52	177,805	148,530
Pool #CB2664 3.000% 1/01/52	534,591	443,900
Pool #FS1171 3.000% 1/01/52	432,810	358,980
Pool # FS1074 3.000% 3/01/52	441,400	370,243
Pool #FS1289 3.000% 3/01/52	87,539	73,645
Pool #FS0751 3.000% 3/01/52	176,161	146,276
Pool #FS0957 3.000% 3/01/52	180,790	149,696
Pool #FS1374 3.000% 3/01/52	180,819	149,692
Pool #CB3234 3.000% 4/01/52	181,007	150,611
Pool #CB3833 3.000% 6/01/52	92,266	76,628
Pool #BL2454 3.160% 5/01/29	84,719	76,919
Pool #BS5734 3.345% 6/01/32	100,000	87,280
Pool #MA2110 3.500% 12/01/34	53,315	48,867
Pool #MA2138 3.500% 1/01/35	27,378	25,094
Pool #FM5754 3.500% 3/01/37	46,428	42,555
Pool #890827 3.500% 12/01/37	38,579	35,024
Pool #FM0068 3.500% 2/01/40	194,265	174,721
Pool #FM0071 3.500% 2/01/40	39,196	35,253
Pool #MA1177 3.500% 9/01/42	15,899	14,197
Pool #MA1213 3.500% 10/01/42	97,225	86,822
Pool #AL3026 3.500% 12/01/42	31,108	27,689
Pool #AS6541 3.500% 1/01/46	80,584	71,016
Pool #AL9546 3.500% 11/01/46	156,193	137,795
Pool #MA3210 3.500% 12/01/47	266,997	233,293
Pool #FM3773 3.500% 11/01/48	358,526	314,950
Pool #FS5059 3.500% 11/01/48	874,402	768,671
Pool #FM7100 3.500% 6/01/50	56,617	49,528
Pool #FS1240 3.500% 12/01/51	86,942	75,279
Pool #FS1237 3.500% 12/01/51	84,201	73,395
Pool #CB2680 3.500% 1/01/52	84,204	72,897

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #FS1462 3.500% 1/01/52	$86,697	$75,516
Pool #FS2296 3.500% 1/01/52	88,199	76,218
Pool #FS1118 3.500% 3/01/52	85,888	73,993
Pool #FS1092 3.500% 4/01/52	266,021	230,132
Pool #FS1454 3.500% 4/01/52	90,244	78,062
Pool #FS1555 3.500% 4/01/52	90,802	78,652
Pool #BV5395 3.500% 4/01/52	86,000	75,030
Pool #CB3282 3.500% 4/01/52	179,883	155,419
Pool #FS2707 3.500% 4/01/52	182,749	157,895
Pool #FS1556 3.500% 5/01/52	361,818	314,421
Pool #BV8546 3.500% 5/01/52	88,537	76,884
Pool #FS1603 3.500% 5/01/52	90,227	77,890
Pool #FS3339 3.500% 6/01/52	281,617	243,142
Pool #BS6215 3.840% 7/01/32	100,000	90,252
Pool #BS6131 3.890% 7/01/32	300,000	264,934
Pool #BS6949 3.980% 10/01/32	200,000	178,432
Pool #AK8441 4.000% 4/01/42	13,037	12,047
Pool #AO2711 4.000% 5/01/42	9,858	9,088
Pool #AO6086 4.000% 6/01/42	18,535	17,087
Pool #AP0692 4.000% 7/01/42	14,119	13,063
Pool #AP5333 4.000% 7/01/42	142,027	130,793
Pool #AP2530 4.000% 8/01/42	15,022	13,866
Pool #AP4903 4.000% 9/01/42	22,798	21,064
Pool #AP7399 4.000% 9/01/42	35,537	32,736
Pool #AP9229 4.000% 10/01/42	6,809	6,269
Pool #AP9766 4.000% 10/01/42	54,644	50,422
Pool #MA1217 4.000% 10/01/42	70,102	64,797
Pool #MA1253 4.000% 11/01/42	43,871	40,537
Pool #AQ3599 4.000% 11/01/42	15,913	14,660
Pool #AQ7003 4.000% 12/01/42	26,351	24,340
Pool #AQ4555 4.000% 12/01/42	27,461	25,301
Pool #AQ7082 4.000% 1/01/43	35,825	33,071
Pool #AL3508 4.000% 4/01/43	22,357	20,605
Pool #AQ4078 4.000% 6/01/43	20,917	19,340
Pool #AQ4080 4.000% 6/01/43	14,989	13,852
Pool #AT8394 4.000% 6/01/43	23,623	21,768
Pool #AB9683 4.000% 6/01/43	31,767	29,273
Pool #AT9637 4.000% 7/01/43	64,431	59,353
Pool #AT9653 4.000% 7/01/43	48,486	44,670
Pool #AT9657 4.000% 7/01/43	37,781	34,810
Pool #AS0070 4.000% 8/01/43	22,760	20,971
Pool #MA1547 4.000% 8/01/43	22,528	20,764
Pool #FM3049 4.000% 4/01/44	205,316	189,043
Pool #AS4347 4.000% 1/01/45	37,584	34,205
Pool #CA2472 4.000% 10/01/48	86,884	78,284
Pool #CA5371 4.000% 3/01/50	112,485	100,973
Pool #FS4645 4.000% 11/01/51	93,542	83,662
Pool #CB3320 4.000% 4/01/52	366,397	328,383
Pool #CB3384 4.000% 4/01/52	84,766	75,680

	Principal Amount	Value
Pool #MA4626 4.000% 6/01/52	$13,843,667	$12,351,109
Pool #FS2442 4.000% 7/01/52	187,594	168,057
Pool #BF0104 4.000% 2/01/56	74,985	67,411
Pool #BF0183 4.000% 1/01/57	41,374	36,645
Pool #BF0191 4.000% 6/01/57	71,210	63,004
Pool #BS6124 4.060% 7/01/32	100,000	89,689
Pool #MA0706 4.500% 4/01/31	8,751	8,476
Pool #MA0734 4.500% 5/01/31	30,521	29,564
Pool #MA0776 4.500% 6/01/31	10,311	9,987
Pool #MA0913 4.500% 11/01/31	7,913	7,665
Pool #MA0939 4.500% 12/01/31	7,901	7,653
Pool #MA1591 4.500% 9/01/43	42,282	40,052
Pool #MA1629 4.500% 10/01/43	37,222	34,950
Pool #MA1664 4.500% 11/01/43	17,666	16,588
Pool #MA1711 4.500% 12/01/43	39,883	37,448
Pool #AL4741 4.500% 1/01/44	15,733	14,773
Pool #AW0318 4.500% 2/01/44	45,258	42,594
Pool #890604 4.500% 10/01/44	177,366	166,982
Pool #AS4271 4.500% 1/01/45	21,466	20,277
Pool #CA2047 4.500% 7/01/48	157,676	147,558
Pool #FM1263 4.500% 7/01/49	40,505	37,741
Pool #FS3589 4.500% 1/01/50	391,880	374,971
Pool #CA5379 4.500% 3/01/50	163,364	152,434
Pool #FS4480 4.500% 3/01/50	92,418	86,921
Pool #MA4031 4.500% 5/01/50	67,645	63,056
Pool #FS0067 4.500% 9/01/51	70,715	65,784
Pool #MA4733 4.500% 9/01/52	3,992,880	3,670,200
Pool #FS2914 4.500% 9/01/52	94,130	87,111
Pool #FS3813 4.500% 11/01/52	92,253	84,884
Pool #FS3977 4.500% 11/01/52	94,511	86,873
Pool #FS3836 4.500% 1/01/53	94,240	86,624
Pool #CB5892 4.500% 3/01/53	57,704	53,041
Pool #CB6030 4.500% 4/01/53	99,070	91,126
Pool #BF0148 4.500% 4/01/56	329,377	311,311
Pool #BF0222 4.500% 9/01/57	354,195	325,930
Pool #BF0301 4.500% 8/01/58	36,367	33,408
Pool #BF0338 4.500% 1/01/59	86,834	79,634
Pool #BS8410 4.740% 6/01/30	100,000	97,031
Pool #BS9477 4.830% 9/01/28	200,000	197,189
Pool #310088 5.000% 6/01/38	17,458	17,194
Pool #FS4570 5.000% 12/01/47	187,573	184,667
Pool #CB3880 5.000% 6/01/52	89,307	84,772
Pool #BW0048 5.000% 7/01/52	87,782	83,051
Pool #MA4785 5.000% 10/01/52	1,529,401	1,446,497
Pool #MA4806 5.000% 11/01/52	7,217,727	6,824,220
Pool #FS3978 5.000% 1/01/53	95,653	90,498
Pool #FS3941 5.000% 2/01/53	97,913	92,651
Pool #FS4308 5.000% 4/01/53	95,477	90,212
Pool #FS4524 5.000% 5/01/53	96,972	91,624

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #BS9454 5.340% 9/01/28	$100,000	$100,646
Pool #995072 5.500% 8/01/38	9,911	9,955
Pool #FS3672 5.500% 2/01/53	194,126	188,593
Pool #FS4166 5.500% 4/01/53	96,452	93,336
Pool #CB6322 5.500% 5/01/53	96,856	93,883
Pool #FS4805 5.500% 5/01/53	99,183	96,128
Pool #CB7109 5.500% 9/01/53	399,662	386,897
Pool #CB7114 5.500% 9/01/53	699,357	676,364
Pool #BF0141 5.500% 9/01/56	367,918	364,675
Pool #481473 6.000% 2/01/29	8	8
Pool #867557 6.000% 2/01/36	1,267	1,269
Pool #FS4000 6.000% 7/01/41	91,451	92,977
Pool #FS3411 6.000% 1/01/53	91,209	90,342
Pool #FS4132 6.000% 3/01/53	95,613	94,472
Pool #FS4573 6.000% 5/01/53	193,080	191,365
Pool #CB6753 6.000% 7/01/53	293,716	291,015
Pool #AL4324 6.500% 5/01/40	48,087	49,844
Pool #CB5497 6.500% 1/01/53	92,230	93,275
Pool #BX7702 6.500% 2/01/53	91,334	92,083
Pool #AE0758 7.000% 2/01/39	25,504	26,892
Government National Mortgage Association
Pool #AB2892 3.000% 9/15/42	71,899	62,795
Pool #783669 3.000% 9/15/42	130,281	113,906
Pool #AA5649 3.000% 9/15/42	69,676	60,789
Pool #AB9108 3.000% 10/15/42	501,955	437,935
Pool #AB9109 3.000% 10/15/42	43,335	37,808
Pool #AB9207 3.000% 11/15/42	37,177	32,435
Pool #784571 3.500% 6/15/48	154,273	137,526
Pool #BS8439 3.500% 5/15/50	120,648	106,836
Pool #487588 6.000% 4/15/29	481	482
Pool #595077 6.000% 10/15/32	171	173
Pool #604706 6.000% 10/15/33	24,086	24,309
Pool #636251 6.000% 3/15/35	3,388	3,423
Pool #782034 6.000% 1/15/36	24,968	25,214
Pool #658029 6.000% 7/15/36	6,613	6,694
Government National Mortgage Association II
Pool #MA7192 2.000% 2/20/51	493,184	391,473
Pool #BS8546 2.500% 12/20/50	71,285	57,605
Pool #MA7136 2.500% 1/20/51	61,615	50,551
Pool #785565 2.500% 6/20/51	167,742	135,340
Pool #785558 2.500% 7/20/51	81,785	66,038
Pool #785568 2.500% 8/20/51	246,922	199,226
Pool #785657 2.500% 10/20/51	509,991	411,319
Pool #785663 2.500% 10/20/51	166,852	134,570
Pool #785667 2.500% 10/20/51	172,073	138,781
Pool #785762 2.500% 11/20/51	87,646	70,689
Pool #785789 2.500% 12/20/51	86,828	70,028

	Principal Amount	Value
Pool #785821 2.500% 12/20/51	$177,193	$142,910
Pool #785791 2.500% 12/20/51	171,004	137,812
Pool #MA8197 2.500% 8/20/52	90,498	74,049
Pool #MA8264 2.500% 9/20/52	91,991	75,271
Pool #MA8642 2.500% 2/20/53	267,560	218,886
Pool #MA4068 3.000% 11/20/46	17,990	15,450
Pool #MA7590 3.000% 9/20/51	1,010,877	859,319
Pool #MA7650 3.000% 10/20/51	162,138	137,829
Pool #MA7706 3.000% 11/20/51	670,442	569,924
Pool #CJ9477 3.000% 1/20/52	262,993	220,605
Pool #MA7828 3.000% 1/20/52	86,576	73,521
Pool #785944 3.000% 2/20/52	88,358	74,282
Pool #MA7937 3.000% 3/20/52	445,586	377,841
Pool #786150 3.000% 3/20/52	276,765	232,157
Pool #786843 3.000% 3/20/52	198,016	166,224
Pool #786095 3.000% 4/20/52	92,976	76,770
Pool #786134 3.000% 4/20/52	82,726	69,341
Pool #MA8424 3.000% 11/20/52	94,578	80,272
Pool #MA8486 3.000% 12/20/52	93,536	79,388
Pool #MA8565 3.000% 1/20/53	95,917	81,387
Pool #MA1995 3.500% 6/20/44	45,539	40,654
Pool #MA2678 3.500% 3/20/45	19,562	17,464
Pool #784106 3.500% 1/20/46	51,563	45,903
Pool #MA3597 3.500% 4/20/46	81,152	72,193
Pool #BC4732 3.500% 10/20/47	175,878	155,197
Pool #BD0384 3.500% 10/20/47	130,967	115,567
Pool #MA5465 3.500% 9/20/48	129,230	114,680
Pool #MA5594 3.500% 11/20/48	162,739	144,366
Pool #784825 3.500% 10/20/49	38,900	33,755
Pool #BM7534 3.500% 2/20/50	57,341	50,043
Pool #MA6711 3.500% 6/20/50	313,083	277,712
Pool #MA6997 3.500% 11/20/50	384,821	341,165
Pool #MA7989 3.500% 4/20/52	92,050	80,759
Pool #786216 3.500% 6/20/52	92,671	80,500
Pool #MA8487 3.500% 12/20/52	193,669	169,641
Pool #MA4511 4.000% 6/20/47	499,226	457,352
Pool #MA4720 4.000% 9/20/47	327,020	299,386
Pool #MA5078 4.000% 3/20/48	269,550	246,351
Pool #MA5763 4.000% 2/20/49	113,382	103,517
Pool #BM9734 4.000% 10/20/49	30,696	27,738
Pool #BM9743 4.000% 11/20/49	35,656	32,220
Pool #BS1728 4.000% 1/20/50	36,088	32,576
Pool #BS1742 4.000% 2/20/50	31,292	28,247
Pool #BS1757 4.000% 3/20/50	29,670	26,782
Pool #BS8420 4.000% 4/20/50	125,259	113,069
Pool #786429 4.000% 6/20/52	95,022	86,428
Pool #MA8100 4.000% 6/20/52	93,450	84,217
Pool #CK9592 4.000% 6/20/52	93,287	83,918
Pool #MA8798 4.000% 4/20/53	98,037	88,344

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #783298 4.500% 4/20/41	$72,643	$69,276
Pool #783368 4.500% 7/20/41	10,892	10,385
Pool #MA4654 4.500% 8/20/47	110,850	104,726
Pool #MA5138 4.500% 4/20/48	166,059	156,054
Pool #MA5193 4.500% 5/20/48	168,269	157,868
Pool #MA5265 4.500% 6/20/48	229,676	215,480
Pool #MA5331 4.500% 7/20/48	36,850	34,549
Pool #MA5711 4.500% 1/20/49	73,340	68,647
Pool #MA5764 4.500% 2/20/49	92,466	86,548
Pool #MA5818 4.500% 3/20/49	278,195	260,391
Pool #MA8046 4.500% 5/20/52	277,343	256,279
Pool #786366 4.500% 8/20/52	188,640	174,445
Pool #786335 4.500% 9/20/52	189,093	175,396
Pool #G24747 5.000% 7/20/40	45,233	44,203
Pool #MA5194 5.000% 5/20/48	19,032	18,401
Pool #MA5530 5.000% 10/20/48	77,100	74,329
Pool #MA5597 5.000% 11/20/48	38,687	37,296
Pool #MA5653 5.000% 12/20/48	46,928	45,242
Pool #MA5712 5.000% 1/20/49	206,747	198,994
Pool #MA5878 5.000% 4/20/49	19,089	18,403
Pool #MA6287 5.000% 11/20/49	16,818	16,183
Pool #MA6413 5.000% 1/20/50	37,559	36,106
Pool #786340 5.000% 9/20/52	95,289	90,971
Pool #MA8348 5.000% 10/20/52	95,243	90,384
Pool #MA8428 5.000% 11/20/52	288,138	273,438
Pool #MA8569 5.000% 1/20/53	389,847	369,958
Pool #786474 5.000% 1/20/53	192,421	183,701
Pool #MA8647 5.000% 2/20/53	4,094,670	3,883,206
Pool #MA8725 5.000% 3/20/53	4,113,306	3,902,165
Pool #786709 5.000% 5/20/53	98,239	93,572
Pool #MA8947 5.000% 6/20/53	2,206,369	2,091,562
Pool #MA8429 5.500% 11/20/52	284,984	276,949
Pool #786535 5.500% 2/20/53	97,424	95,225
Pool #MA8648 5.500% 2/20/53	1,717,791	1,668,285
Pool #MA8801 5.500% 4/20/53	5,659,134	5,494,269
Pool #MA8879 5.500% 5/20/53	4,575,000	4,441,719
Pool #MA8948 5.500% 6/20/53	1,459,571	1,417,049
Pool #MA9107 6.000% 8/20/53	2,534,161	2,513,295
Government National Mortgage Association II, TBA
2.500% 10/20/53 (h)	100,000	81,714
3.000% 10/20/53 (h)	300,000	254,234
3.500% 10/20/53 (h)	500,000	438,027
4.500% 10/20/53 (h)	200,000	184,733
5.000% 10/20/53 (h)	900,000	853,099
5.500% 10/20/53 (h)	1,100,000	1,067,554
6.000% 10/20/53 (h)	1,600,000	1,585,494

	Principal Amount	Value
Uniform Mortgage-Backed Security, TBA
2.000% 10/01/53 (h)	$1,000,000	$760,150
3.500% 10/01/53 (h)	100,000	85,984
4.000% 10/01/53 (h)	400,000	356,250
4.500% 10/01/52 (h)	300,000	275,496
5.000% 10/01/53 (h)	600,000	566,180
5.130% 10/01/28 (f) (h)	200,000	199,164
5.500% 10/01/53 (h)	800,000	773,250
6.000% 10/01/53 (h)	2,300,000	2,270,261
6.500% 10/01/53 (h)	1,100,000	1,105,258
		135,973,501
Whole Loans — 0.7%
Federal Home Loan Mortgage Corp. STACR REMIC Trust
Series 2020-DNA2, Class M2, 30 day USD SOFR Average + 1.964% 7.279% FRN 2/25/50 (c)	267,696	269,495
Series 2020-DNA6, Class M2, 30 day USD SOFR Average + 2.000% 7.315% FRN 12/25/50 (c)	573,383	577,313
Series 2020-DNA1, Class B1, 30 day USD SOFR Average + 2.414% 7.729% FRN 1/25/50 (c)	380,000	381,625
Series 2021-DNA6, Class B1, 30 day USD SOFR Average + 3.400% 8.715% FRN 10/25/41 (c)	260,000	262,766
Series 2022-DNA2, Class M2, 30 day USD SOFR Average + 3.750% 9.065% FRN 2/25/42 (c)	120,000	122,979
Series 2020-DNA3, Class B1, 30 day USD SOFR Average + 5.214% 10.529% FRN 6/25/50 (c)	260,367	281,825
Series 2022-DNA3, Class B1, 30 day USD SOFR Average + 5.650% 10.965% FRN 4/25/42 (c)	120,000	127,001
Federal National Mortgage Association Connecticut Avenue Securities
Series 2019-R07, Class 1M2, 30 day USD SOFR Average + 2.214% 7.529% FRN 10/25/39 (c)	12,699	12,729
Series 2022-R04, Class 1M2, 30 day USD SOFR Average + 3.100% 8.415% FRN 3/25/42 (c)	680,000	690,884
		2,726,617

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES
(Cost $159,451,245)		147,053,814

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 21.0%
U.S. Treasury Bonds & Notes — 21.0%
U.S. Treasury Bonds
2.000% 11/15/41	$160,000	$103,662
2.000% 2/15/50	410,000	238,712
2.250% 5/15/41	300,000	205,549
2.375% 5/15/51	730,000	462,601
2.875% 5/15/49	210,000	149,567
2.875% 5/15/52	3,760,000	2,661,319
3.000% 2/15/48	16,000	11,688
3.000% 2/15/49	800,000	584,756
3.000% 8/15/52	24,220,000	17,621,431
3.625% 5/15/53	90,000	74,482
4.000% 11/15/42	320,000	283,710
U.S. Treasury Floating Rate Notes
3 mo. Treasury money market yield + 0.169% 5.572% FRN 4/30/25	7,760,000	7,762,433
3 mo. Treasury money market yield + 0.200% 5.603% FRN 1/31/25	22,280,000	22,308,846
U.S. Treasury Inflation-Indexed Notes
1.125% 1/15/33	2,760,397	2,492,660
U.S. Treasury Notes
3.875% 8/15/33	13,510,000	12,762,757
4.125% 8/31/30	20,000	19,408
4.125% 11/15/32	12,180,000	11,747,282
4.375% 8/31/28	20,000	19,800
4.750% 7/31/25	60,000	59,600
5.000% 8/31/25	360,000	359,278
U.S. Treasury STRIPS Principal
0.000% 5/15/49 (b)	1,450,000	430,684
		80,360,225

TOTAL U.S. TREASURY OBLIGATIONS (Cost $86,475,478)		80,360,225

TOTAL BONDS & NOTES (Cost $412,328,229 )		373,818,749

TOTAL PURCHASED OPTIONS(#) — 0.1% (Cost $316,637)		514,270

TOTAL LONG-TERM INVESTMENTS (Cost $412,644,866)		374,333,019

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.4%
Investment of Cash Collateral from Securities Loaned — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (j)	$3,601,343	$3,601,343
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (k)	7,618,256	7,618,256
U.S. Treasury Bill — 0.5%
U.S. Treasury Bills
5.517% 1/30/24 (h) (l)	1,850,000	1,817,314

TOTAL SHORT-TERM INVESTMENTS (Cost $13,036,913)		13,036,913

TOTAL INVESTMENTS — 101.4% (Cost $425,681,779) (m)		387,369,932

Other Assets/(Liabilities) — (1.4)%		(5,483,934)

NET ASSETS — 100.0%		$381,885,998

Abbreviation Legend

FRN	Floating Rate Note
IO	Interest Only
LIBOR	London Inter-Bank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
STEP	Step Up Bond
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled bank loan commitments at September 30, 2023 where the rate will be determined at time of settlement.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $3,789,924 or 0.99% of net assets. The Fund received $270,784 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $40,163,774 or 10.52% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $456,162 or 0.12% of net assets.

(g)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(j)	Represents investment of security lending cash collateral. (Note 2).
(k)

Maturity value of $7,619,272. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 0.625%, maturity dates ranging from 1/15/26 - 2/28/26, and an aggregate market value, including accrued interest, of $7,770,683.

(l)	The rate shown represents yield-to-maturity.
(m)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put
USD Put MXN Call	Citigroup Global Markets, Inc.*	10/04/23	17.13	2,402,479	USD	2,402,479	$961	$32,145	$(31,184)
USD Put AUD Call	Citigroup Global Markets, Inc.*	11/02/23	0.67	1,250,000	USD	1,250,000	1,125	14,413	(13,288)
							$2,086	$46,558	$(44,472)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
U.S. Treasury Note 5 Year Future	10/27/23	105.75	121	USD	12,748,484	$47,266	$35,186	$12,080
U.S. Treasury Note 5 Year Future	10/27/23	106.00	60	USD	6,321,563	18,281	43,174	(24,893)
						$65,547	$78,360	$(12,813)
Put
SOFR 1 Year Mid Curve Future	10/13/23	97.00	51	USD	12,164,775	$202,725	$55,507	$147,218
SOFR 1 Year Mid Curve Future	12/15/23	95.88	45	USD	10,733,625	65,812	40,494	25,318
SOFR 1 Year Mid Curve Future	12/15/23	96.00	104	USD	24,806,600	178,100	95,718	82,382
						$446,637	$191,719	$254,918
						$512,184	$270,079	$242,105

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put
USD Put MXN Call	Bank of America N.A.*	10/10/23	17.07	3,630,000	USD	3,630,000	$(2,904)	$(26,789)	$23,885
USD Put MXN Call	Bank of America N.A.*	11/17/23	16.76	1,180,000	USD	1,180,000	(2,360)	(6,544)	4,184
USD Put MXN Call	Citigroup Global Markets, Inc.*	11/17/23	16.78	1,130,000	USD	1,130,000	(2,486)	(6,159)	3,673
							$(7,750)	$(39,492)	$31,742

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
3 Month SOFR Future	9/13/24	96.88	32	USD	7,607,200	$(10,600)	$(13,958)	$3,358
3 Month SOFR Future	9/13/24	97.00	80	USD	19,018,000	(24,000)	(62,832)	38,832
						$(34,600)	$(76,790)	$42,190
Put
SOFR 1 Year Mid Curve Future	10/13/23	96.25	51	USD	12,164,775	$(107,418)	$(18,419)	$(88,999)
SOFR 1 Year Mid Curve Future	10/13/23	96.50	51	USD	12,164,775	(138,975)	(27,355)	(111,620)
U.S. Treasury Note 5 Year Future	10/27/23	105.50	58	USD	6,110,844	(36,703)	(24,259)	(12,444)
U.S. Treasury Bond Future	11/24/23	112.00	27	USD	3,072,094	(51,891)	(13,172)	(38,719)
SOFR 1 Year Mid Curve Future	12/15/23	95.25	90	USD	21,467,250	(43,313)	(35,811)	(7,502)
SOFR 1 Year Mid Curve Future	12/15/23	95.38	208	USD	49,613,200	(131,300)	(86,838)	(44,462)
3 Month SOFR Future	6/14/24	94.50	337	USD	79,881,638	(162,181)	(117,342)	(44,839)
						$(671,781)	$(323,196)	$(348,585)
						$(706,381)	$(399,986)	$(306,395)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/12/23	MXN	16,943,000	USD	958,314	$12,449
Bank of America N.A.*	11/22/23	MXN	6,023,325	USD	350,000	(7,265)
BNP Paribas SA*	10/20/23	NOK	12,358,698	EUR	1,065,595	28,540
BNP Paribas SA*	10/20/23	AUD	9,031,662	USD	6,027,242	(217,142)
BNP Paribas SA*	10/20/23	CAD	6,131,731	USD	4,626,675	(111,169)
BNP Paribas SA*	10/20/23	USD	3,004,866	CAD	4,041,867	28,371
BNP Paribas SA*	10/20/23	USD	1,439,895	AUD	2,245,482	(4,630)
Citibank N.A.*	10/06/23	USD	1,423,469	MXN	24,382,601	25,062
Citibank N.A.*	10/20/23	ZAR	6,889,002	USD	366,516	(3,200)
Citibank N.A.*	11/22/23	MXN	5,839,194	USD	339,000	(6,743)
Goldman Sachs International*	10/06/23	MXN	14,626,000	USD	833,568	5,273
Goldman Sachs International*	10/20/23	MXN	5,546,247	USD	319,099	(1,756)
Goldman Sachs International*	10/20/23	USD	2,077,493	IDR	31,594,508,090	33,258
Goldman Sachs International*	10/20/23	USD	558,101	MXN	9,560,635	11,066
Goldman Sachs International*	11/22/23	USD	350,000	MXN	6,024,699	7,187
Morgan Stanley & Co. LLC*	10/06/23	MXN	9,756,601	USD	567,244	(7,677)
Morgan Stanley & Co. LLC*	10/12/23	USD	985,066	MXN	16,943,000	14,302
Morgan Stanley & Co. LLC*	10/20/23	JPY	1,009,734,792	USD	7,246,210	(471,094)
Morgan Stanley & Co. LLC*	10/20/23	EUR	872,448	USD	963,305	(40,267)
Morgan Stanley & Co. LLC*	10/20/23	MXN	7,186,400	USD	417,846	(6,658)
Morgan Stanley & Co. LLC*	10/20/23	USD	1,304,059	JPY	178,545,709	106,054
Morgan Stanley & Co. LLC*	10/20/23	USD	1,721,780	CNH	12,372,265	25,904
Morgan Stanley & Co. LLC*	10/20/23	USD	2,167,862	GBP	1,683,025	114,192
						$(465,943)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
Euro-BOBL	12/07/23	9	$1,110,589	$(9,199)
Euro-OAT	12/07/23	17	2,266,471	(52,166)
U.S. Treasury Long Bond	12/19/23	228	27,175,379	(1,233,254)
U.S. Treasury Ultra 10 Year	12/19/23	86	9,863,776	(269,401)
U.S. Treasury Ultra Bond	12/19/23	196	24,834,867	(1,572,117)
UK Long Gilt	12/27/23	14	1,603,113	5,272
U.S. Treasury Note 5 Year	12/29/23	1,932	205,383,712	(1,829,399)
3 Month SOFR	3/18/25	18	4,316,019	(22,569)
3 Month SOFR	3/17/26	190	45,665,594	(44,219)
				$(5,027,052)
Short
Euro-Buxl 30 Year Bond	12/07/23	2	$(278,941)	$20,211
Japanese 10 Year Bond	12/13/23	4	(3,911,113)	31,027
U.S. Treasury Note 10 Year	12/19/23	780	(85,845,343)	1,556,593
U.S. Treasury Ultra 10 Year	12/19/23	39	(4,460,660)	109,722
U.S. Treasury Note 2 Year	12/29/23	257	(52,222,863)	126,152
3 Month SOFR	3/19/24	208	(49,639,192)	473,192
				$2,316,897

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/ Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 41†	5.000%	Quarterly	12/20/28	USD	1,532,100	$(11,985)	$(10,237)	$(1,748)

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	BBB**	USD	59,641,900	$708,367	$794,187	$(85,820)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
28 Day-MXNTIIE-Banxico	Monthly	Fixed 7.450%	Monthly	7/18/29	MXN	88,370,000	$(467,604)	$37,243	$(504,847)
Fixed 5.410%	Maturity	Fed Funds	Maturity	1/31/24	USD	60,470,000	2,349	—	2,349
12-Month USD SOFR	Annually	Fixed 4.100%	Annually	3/10/26	USD	20,642,000	(202,605)	249,050	(451,655)
12-Month USD SOFR	Annually	Fixed 4.000%	Annually	2/29/28	USD	13,200,000	(186,768)	(2,430)	(184,338)
12-Month USD SOFR	Annually	Fixed 4.180%	Annually	2/29/28	USD	20,240,000	(148,068)	15,558	(163,626)
Fixed 2.850%	Annually	12-Month USD SOFR	Annually	2/15/29	USD	3,019,000	216,448	(3,872)	220,320
Fixed 3.270%	Annually	12-Month USD SOFR	Annually	4/30/29	USD	2,504,000	132,999	32,812	100,187
Fixed 3.850%	Annually	12-Month USD SOFR	Annually	6/30/29	USD	1,621,000	40,508	(838)	41,346
Fixed 3.400%	Annually	12-Month USD SOFR	Annually	3/10/34	USD	4,603,000	293,080	(77,564)	370,644
Fixed 1.520%	Annually	12-Month USD SOFR	Annually	2/15/47	USD	1,137,000	443,212	(29,927)	473,139
Fixed 2.600%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	1,787,000	416,338	145,503	270,835
Fixed 3.050%	Annually	12-Month USD SOFR	Annually	2/15/48	USD	2,381,000	392,761	94,235	298,526
Fixed 3.150%	Annually	12-Month USD SOFR	Annually	5/15/48	USD	3,760,000	563,499	(713,734)	1,277,233
Fixed 2.500%	Annually	12-Month USD SOFR	Annually	4/21/52	USD	1,900,000	487,899	3,408	484,491
							$1,984,048	$(250,556)	$2,234,604

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL-CDI	Maturity	Fixed 10.238%	Maturity	Citigroup Global Markets, Inc.*	1/02/29	BRL	19,660,000	$(113,043)	$—	$(113,043)

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund — Portfolio of Investments (Continued)

*	Contracts are subject to a master netting agreement or similar agreement.
**

Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.9%
COMMON STOCK — 97.1%
Basic Materials — 3.4%
Chemicals — 1.8%
CF Industries Holdings, Inc.	39,172	$3,358,607
Dow, Inc.	13,400	690,904
Eastman Chemical Co.	2,400	184,128
LyondellBasell Industries NV Class A	6,400	606,080
Olin Corp.	2,700	134,946
		4,974,665
Forest Products & Paper — 0.7%
International Paper Co.	53,279	1,889,806
Iron & Steel — 0.8%
Cleveland-Cliffs, Inc. (a)	9,400	146,922
Commercial Metals Co.	1,000	49,410
Nucor Corp.	7,300	1,141,355
Reliance Steel & Aluminum Co.	1,500	393,345
Steel Dynamics, Inc.	5,200	557,544
United States Steel Corp.	4,500	146,160
		2,434,736
Mining — 0.1%
Newmont Corp.	7,000	258,650
		9,557,857
Communications — 6.3%
Advertising — 0.2%
Interpublic Group of Cos., Inc.	7,700	220,682
Omnicom Group, Inc.	5,300	394,744
		615,426
Internet — 0.2%
eBay, Inc.	9,900	436,491
Media — 3.2%
Charter Communications, Inc. Class A (a)	800	351,856
Comcast Corp. Class A	86,900	3,853,146
Fox Corp. Class A	8,200	255,840
News Corp. Class A	124,386	2,495,183
News Corp. Class B	34,860	727,528
Walt Disney Co. (a)	16,318	1,322,574
		9,006,127
Telecommunications — 2.7%
Cisco Systems, Inc.	81,600	4,386,816
Corning, Inc.	16,700	508,849
Juniper Networks, Inc.	6,000	166,740
Verizon Communications, Inc.	77,800	2,521,498
		7,583,903
		17,641,947

	Number of Shares	Value
Consumer, Cyclical — 5.1%
Apparel — 0.1%
Levi Strauss & Co. Class A (b)	1,800	$24,444
Ralph Lauren Corp.	900	104,481
Skechers USA, Inc. Class A (a)	2,600	127,270
		256,195
Auto Manufacturers — 1.3%
Cummins, Inc.	2,900	662,534
Ford Motor Co.	94,700	1,176,174
General Motors Co.	28,200	929,754
PACCAR, Inc.	10,400	884,208
		3,652,670
Auto Parts & Equipment — 0.1%
BorgWarner, Inc.	4,600	185,702
Lear Corp.	1,100	147,620
		333,322
Distribution & Wholesale — 0.3%
Ferguson PLC	3,800	624,986
LKQ Corp.	7,300	361,423
		986,409
Home Builders — 0.9%
DR Horton, Inc.	8,900	956,483
Lennar Corp. Class A	6,600	740,718
NVR, Inc. (a)	40	238,532
PulteGroup, Inc.	6,600	488,730
Toll Brothers, Inc.	1,200	88,752
		2,513,215
Leisure Time — 0.1%
Brunswick Corp.	1,800	142,200
Polaris, Inc.	1,200	124,968
		267,168
Lodging — 0.5%
Boyd Gaming Corp.	2,000	121,660
Las Vegas Sands Corp.	28,646	1,313,133
		1,434,793
Retail — 1.8%
AutoNation, Inc. (a)	1,900	287,660
Best Buy Co., Inc.	4,300	298,721
Lithia Motors, Inc.	500	147,665
Lowe’s Cos., Inc.	17,800	3,699,552
Murphy USA, Inc.	400	136,692
Penske Automotive Group, Inc.	1,500	250,590
Williams-Sonoma, Inc. (b)	1,400	217,560
		5,038,440
		14,482,212

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 21.8%
Agriculture — 3.1%
Altria Group, Inc.	34,900	$1,467,545
Archer-Daniels-Midland Co.	13,400	1,010,628
Bunge Ltd.	1,900	205,675
Darling Ingredients, Inc. (a)	3,200	167,040
Philip Morris International, Inc.	63,749	5,901,882
		8,752,770
Beverages — 0.1%
Molson Coors Beverage Co. Class B	4,000	254,360
Biotechnology — 2.0%
Amgen, Inc.	10,500	2,821,980
Bio-Rad Laboratories, Inc. Class A (a)	500	179,225
Biogen, Inc. (a)	2,700	693,927
Gilead Sciences, Inc.	24,900	1,866,006
		5,561,138
Commercial Services — 0.7%
Avis Budget Group, Inc. (a)	700	125,783
Global Payments, Inc.	4,800	553,872
H&R Block, Inc.	700	30,142
Robert Half, Inc.	2,000	146,560
Service Corp. International	4,200	239,988
U-Haul Holding Co. (UHAL US) (a) (b)	500	27,285
U-Haul Holding Co. (UHAL/B US)	3,800	199,082
United Rentals, Inc.	1,300	577,941
		1,900,653
Cosmetics & Personal Care — 0.5%
Kenvue, Inc.	71,447	1,434,656
Food — 1.4%
Conagra Brands, Inc.	62,534	1,714,682
Ingredion, Inc.	1,400	137,760
J. M. Smucker Co.	1,900	233,529
Kellogg Co.	6,000	357,060
Kraft Heinz Co.	24,300	817,452
Kroger Co.	13,900	622,025
		3,882,508
Health Care – Products — 0.5%
Zimmer Biomet Holdings, Inc.	13,485	1,513,287
Health Care – Services — 3.9%
Centene Corp. (a)	2,700	185,976
DaVita, Inc. (a)	1,700	160,701
Elevance Health, Inc.	16,772	7,302,864
HCA Healthcare, Inc.	8,100	1,992,438
Laboratory Corp. of America Holdings	2,300	462,415
Molina Healthcare, Inc. (a)	500	163,945
Quest Diagnostics, Inc.	3,300	402,138

	Number of Shares	Value
Tenet Healthcare Corp. (a)	1,700	$112,013
Universal Health Services, Inc. Class B	1,900	238,887
		11,021,377
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	12,469	1,506,879
Pharmaceuticals — 9.1%
AbbVie, Inc.	42,568	6,345,186
Becton Dickinson & Co.	13,493	3,488,345
Cardinal Health, Inc.	5,200	451,464
Cencora, Inc.	4,900	881,853
Cigna Group	6,600	1,888,062
Henry Schein, Inc. (a)	2,700	200,475
Johnson & Johnson	20,926	3,259,225
McKesson Corp.	3,900	1,695,915
Merck & Co., Inc.	43,700	4,498,915
Sanofi ADR	31,965	1,714,603
Viatris, Inc.	126,199	1,244,322
		25,668,365
		61,495,993
Energy — 13.6%
Oil & Gas — 12.5%
APA Corp.	6,500	267,150
Chevron Corp.	34,727	5,855,667
ConocoPhillips	24,700	2,959,060
Coterra Energy, Inc.	14,100	381,405
EOG Resources, Inc.	35,382	4,485,022
Exxon Mobil Corp.	75,700	8,900,806
Marathon Oil Corp.	13,700	366,475
Marathon Petroleum Corp.	7,500	1,135,050
Occidental Petroleum Corp.	18,100	1,174,328
Phillips 66	8,300	997,245
Pioneer Natural Resources Co.	4,300	987,065
Range Resources Corp.	4,500	145,845
Southwestern Energy Co. (a)	20,500	132,225
TotalEnergies SE	72,593	4,777,154
TotalEnergies SE Sponsored ADR	26,619	1,750,465
Valero Energy Corp.	7,800	1,105,338
		35,420,300
Oil & Gas Services — 0.3%
Halliburton Co.	16,700	676,350
NOV, Inc.	3,800	79,420
		755,770
Pipelines — 0.8%
Cheniere Energy, Inc.	4,500	746,820
Kinder Morgan, Inc.	44,500	737,810
ONEOK, Inc.	7,900	501,097

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Williams Cos., Inc.	9,700	$326,793
		2,312,520
		38,488,590
Financial — 21.7%
Banks — 10.2%
Bank of America Corp.	82,400	2,256,112
Bank of New York Mellon Corp.	16,700	712,255
Citigroup, Inc.	35,800	1,472,454
Fifth Third Bancorp	115,247	2,919,207
Goldman Sachs Group, Inc.	6,700	2,167,919
JP Morgan Chase & Co.	58,300	8,454,666
Morgan Stanley	33,600	2,744,112
Regions Financial Corp.	18,600	319,920
State Street Corp.	6,900	462,024
US Bancorp	82,304	2,720,970
Wells Fargo & Co.	107,199	4,380,151
		28,609,790
Diversified Financial Services — 2.7%
Ally Financial, Inc.	5,600	149,408
American Express Co.	14,700	2,193,093
Ameriprise Financial, Inc.	2,100	692,328
Capital One Financial Corp.	7,100	689,055
Charles Schwab Corp.	30,900	1,696,410
Discover Financial Services	5,700	493,791
LPL Financial Holdings, Inc.	1,400	332,710
Raymond James Financial, Inc.	3,900	391,677
Stifel Financial Corp.	2,000	122,880
Synchrony Financial	8,900	272,073
T. Rowe Price Group, Inc.	4,300	450,941
		7,484,366
Insurance — 7.2%
Aflac, Inc.	13,100	1,005,425
American Financial Group, Inc.	1,400	156,338
American International Group, Inc.	63,788	3,865,553
Arch Capital Group Ltd. (a)	7,600	605,796
Assurant, Inc.	1,000	143,580
Chubb Ltd.	27,109	5,643,551
Cincinnati Financial Corp.	3,100	317,099
Equitable Holdings, Inc.	85,584	2,429,730
Fidelity National Financial, Inc.	5,400	223,020
First American Financial Corp.	1,900	107,331
Globe Life, Inc.	1,800	195,714
Hartford Financial Services Group, Inc.	6,600	468,006
Loews Corp.	5,000	316,550
Markel Group, Inc. (a)	230	338,673
MetLife, Inc.	17,000	1,069,470
Old Republic International Corp.	5,900	158,946

	Number of Shares	Value
Primerica, Inc.	600	$116,406
Principal Financial Group, Inc.	5,300	381,971
Prudential Financial, Inc.	7,500	711,675
Reinsurance Group of America, Inc.	1,300	188,747
Travelers Cos., Inc.	8,700	1,420,797
Unum Group	3,900	191,841
W. R. Berkley Corp.	5,300	336,497
		20,392,716
Private Equity — 0.1%
Carlyle Group, Inc.	6,700	202,072
Real Estate — 0.0%
Jones Lang LaSalle, Inc. (a)	900	127,062
Real Estate Investment Trusts (REITS) — 1.5%
Equity Residential	37,662	2,211,136
Weyerhaeuser Co.	67,581	2,072,033
		4,283,169
		61,099,175
Industrial — 11.8%
Aerospace & Defense — 2.7%
Boeing Co. (a)	10,848	2,079,344
General Dynamics Corp.	3,600	795,492
L3 Harris Technologies, Inc.	16,365	2,849,474
Lockheed Martin Corp.	4,700	1,922,112
		7,646,422
Building Materials — 0.7%
Builders FirstSource, Inc. (a)	2,900	361,021
Eagle Materials, Inc.	700	116,564
Fortune Brands Innovations, Inc.	2,700	167,832
Johnson Controls International PLC	12,700	675,767
Masco Corp.	6,200	331,390
Owens Corning	2,700	368,307
		2,020,881
Electronics — 0.4%
Allegion PLC	1,700	177,140
Arrow Electronics, Inc. (a)	1,800	225,432
Jabil, Inc.	3,500	444,115
Sensata Technologies Holding PLC	3,000	113,460
TD SYNNEX Corp.	1,900	189,734
		1,149,881
Engineering & Construction — 0.0%
TopBuild Corp. (a)	400	100,640
Environmental Controls — 0.1%
Pentair PLC	3,200	207,200
Hand & Machine Tools — 0.9%
Regal Rexnord Corp.	1,300	185,744
Snap-on, Inc.	1,200	306,072
Stanley Black & Decker, Inc.	25,681	2,146,418
		2,638,234

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	9,400	$2,566,200
Oshkosh Corp.	1,200	114,516
		2,680,716
Machinery – Diversified — 1.0%
AGCO Corp.	1,500	177,420
Deere & Co.	5,400	2,037,852
Dover Corp.	2,600	362,726
Middleby Corp. (a)	1,000	128,000
		2,705,998
Metal Fabricate & Hardware — 0.0%
Timken Co.	1,200	88,188
Miscellaneous - Manufacturing — 1.7%
Carlisle Cos., Inc.	900	233,334
General Electric Co.	28,727	3,175,770
Parker-Hannifin Corp.	2,500	973,800
Textron, Inc.	5,600	437,584
		4,820,488
Packaging & Containers — 0.4%
Berry Global Group, Inc.	2,300	142,393
Crown Holdings, Inc.	3,300	291,984
Graphic Packaging Holding Co.	6,100	135,908
Packaging Corp. of America	2,300	353,165
Sonoco Products Co.	1,800	97,830
		1,021,280
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	800	163,664
Transportation — 2.8%
CSX Corp.	37,300	1,146,975
Expeditors International of Washington, Inc.	3,100	355,353
FedEx Corp.	5,000	1,324,600
Knight-Swift Transportation Holdings, Inc.	3,100	155,465
Norfolk Southern Corp.	13,400	2,638,862
United Parcel Service, Inc. Class B	14,600	2,275,702
		7,896,957
		33,140,549
Technology — 8.9%
Computers — 2.1%
Accenture PLC Class A	2,368	727,237
CACI International, Inc. Class A (a)	200	62,786
Cognizant Technology Solutions Corp. Class A	9,400	636,756
Dell Technologies, Inc. Class C	4,700	323,830
Hewlett Packard Enterprise Co.	31,600	548,892
HP, Inc.	31,300	804,410

	Number of Shares	Value
International Business Machines Corp.	15,800	$2,216,740
Leidos Holdings, Inc.	2,800	258,048
NetApp, Inc.	3,900	295,932
		5,874,631
Semiconductors — 5.4%
Applied Materials, Inc.	16,700	2,312,115
KLA Corp.	2,500	1,146,650
Lam Research Corp.	2,800	1,754,956
Microchip Technology, Inc.	2,800	218,540
Micron Technology, Inc.	21,600	1,469,448
ON Semiconductor Corp. (a)	7,000	650,650
QUALCOMM, Inc.	57,937	6,434,483
Samsung Electronics Co. Ltd.	19,625	994,300
Skyworks Solutions, Inc.	3,200	315,488
		15,296,630
Software — 1.4%
Fiserv, Inc. (a)	10,100	1,140,896
Microsoft Corp.	8,728	2,755,866
		3,896,762
		25,068,023
Utilities — 4.5%
Electric — 4.5%
Alliant Energy Corp.	4,600	222,870
CenterPoint Energy, Inc.	8,200	220,170
Consolidated Edison, Inc.	6,400	547,392
Dominion Energy, Inc.	50,163	2,240,781
Duke Energy Corp.	14,800	1,306,248
Edison International	6,600	417,714
Evergy, Inc.	4,500	228,150
Exelon Corp.	23,600	891,844
OGE Energy Corp.	3,900	129,987
Pinnacle West Capital Corp.	2,400	176,832
PPL Corp.	14,800	348,688
Public Service Enterprise Group, Inc.	12,600	717,066
Sempra	12,600	857,178
Southern Co.	62,487	4,044,159
Vistra Corp.	8,500	282,030
		12,631,109
		12,631,109

TOTAL COMMON STOCK (Cost $237,791,688)		273,605,455

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.8%
Consumer, Cyclical — 0.8%
Auto Manufacturers — 0.8%
Dr Ing hc F Porsche AG 1.134% (c)	12,390	$1,165,301
Volkswagen AG 25.579%	9,371	1,078,942
		2,244,243

TOTAL PREFERRED STOCK (Cost $2,885,888)		2,244,243

TOTAL EQUITIES (Cost $240,677,576)		275,849,698

MUTUAL FUNDS — 1.2%
Diversified Financial Services — 1.2%
iShares Russell 1000 Value ETF	23,200	3,522,224

TOTAL MUTUAL FUNDS (Cost $3,568,847)		3,522,224

TOTAL LONG-TERM INVESTMENTS (Cost $244,246,423)		279,371,922

SHORT-TERM INVESTMENTS — 0.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	109	109

	Principal Amount	Value
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$2,627,116	$2,627,116

TOTAL SHORT-TERM INVESTMENTS (Cost $2,627,225)		2,627,225

TOTAL INVESTMENTS — 100.0% (Cost $246,873,648) (e)		281,999,147

Other Assets/(Liabilities) — (0.0)%		(113,516)

NET ASSETS — 100.0%		$281,885,631

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $265,296 or 0.09% of net assets. The Fund received $271,911 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $1,165,301 or 0.41% of net assets.

(d)

Maturity value of $2,627,466. Collateralized by U.S. Government Agency obligations with rates ranging from 0.500% - 0.625%, maturity dates ranging from 1/15/26 - 2/28/26, and an aggregate market value, including accrued interest, of $2,679,696.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 4.1%
Chemicals — 4.1%
Air Products & Chemicals, Inc.	18,174	$5,150,512
Axalta Coating Systems Ltd. (a)	68,379	1,839,395
DuPont de Nemours, Inc.	89,244	6,656,710
Element Solutions, Inc.	83,192	1,631,395
International Flavors & Fragrances, Inc.	23,900	1,629,263
Olin Corp.	17,978	898,540
		17,805,815
		17,805,815
Communications — 6.9%
Advertising — 0.4%
Omnicom Group, Inc.	25,839	1,924,489
Internet — 2.8%
Alphabet, Inc. Class A (a)	57,379	7,508,616
Alphabet, Inc. Class C (a)	16,597	2,188,314
Booking Holdings, Inc. (a)	591	1,822,614
Match Group, Inc. (a)	20,433	800,463
		12,320,007
Media — 1.5%
Comcast Corp. Class A	116,170	5,150,978
Warner Bros Discovery, Inc. (a)	112,214	1,218,644
		6,369,622
Telecommunications — 2.2%
Cisco Systems, Inc.	98,491	5,294,876
T-Mobile US, Inc. (a)	29,561	4,140,018
		9,434,894
		30,049,012
Consumer, Cyclical — 6.9%
Auto Parts & Equipment — 0.7%
Aptiv PLC (a)	17,135	1,689,340
BorgWarner, Inc.	33,596	1,356,270
		3,045,610
Distribution & Wholesale — 0.7%
LKQ Corp.	22,774	1,127,541
WESCO International, Inc.	13,148	1,890,945
		3,018,486
Entertainment — 0.4%
Marriott Vacations Worldwide Corp.	8,810	886,550
SeaWorld Entertainment, Inc. (a)	22,571	1,043,909
		1,930,459
Food Services — 0.4%
Aramark	52,013	1,804,851

	Number of Shares	Value
Home Furnishing — 0.9%
SharkNinja, Inc. (a) (b)	21,001	$973,607
Sony Group Corp. Sponsored ADR	20,783	1,712,727
Whirlpool Corp.	7,500	1,002,750
		3,689,084
Lodging — 1.1%
Las Vegas Sands Corp.	46,173	2,116,570
MGM Resorts International	29,989	1,102,396
Wynn Resorts Ltd.	18,759	1,733,519
		4,952,485
Retail — 2.7%
AutoNation, Inc. (a)	7,416	1,122,782
AutoZone, Inc. (a)	1,643	4,173,204
Lithia Motors, Inc.	4,553	1,344,637
Ulta Beauty, Inc. (a)	2,770	1,106,477
Walmart, Inc.	24,364	3,896,535
		11,643,635
		30,084,610
Consumer, Non-cyclical — 24.3%
Agriculture — 2.4%
Philip Morris International, Inc.	112,537	10,418,675
Beverages — 2.3%
Coca-Cola Europacific Partners PLC	84,428	5,275,061
Keurig Dr Pepper, Inc.	101,032	3,189,580
Molson Coors Beverage Co. Class B	24,203	1,539,069
		10,003,710
Biotechnology — 0.8%
Amgen, Inc.	9,981	2,682,493
Corteva, Inc.	16,429	840,508
		3,523,001
Commercial Services — 2.2%
FleetCor Technologies, Inc. (a)	10,077	2,573,061
Global Payments, Inc.	25,020	2,887,058
U-Haul Holding Co.	22,069	1,156,195
United Rentals, Inc.	6,824	3,033,746
		9,650,060
Cosmetics & Personal Care — 0.7%
Kenvue, Inc.	53,722	1,078,738
Procter & Gamble Co.	13,587	1,981,800
		3,060,538
Food — 0.8%
Tyson Foods, Inc. Class A	19,424	980,718
US Foods Holding Corp. (a)	59,068	2,344,999
		3,325,717
Health Care – Products — 2.6%
Avantor, Inc. (a)	208,477	4,394,695

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
LivaNova PLC (a)	18,689	$988,274
Medtronic PLC	59,374	4,652,547
Smith & Nephew PLC ADR Sponsored ADR	60,736	1,504,431
		11,539,947
Health Care – Services — 4.2%
Centene Corp. (a)	34,866	2,401,570
Elevance Health, Inc.	3,754	1,634,567
Humana, Inc.	4,595	2,235,560
ICON PLC (a)	11,280	2,777,700
UnitedHealth Group, Inc.	18,528	9,341,632
		18,391,029
Pharmaceuticals — 8.3%
Bristol-Myers Squibb Co.	97,942	5,684,554
Cencora, Inc.	16,023	2,883,660
Cigna Group	26,432	7,561,402
CVS Health Corp.	72,566	5,066,558
Johnson & Johnson	16,847	2,623,920
McKesson Corp.	5,518	2,399,502
Merck & Co., Inc.	54,714	5,632,806
Sanofi ADR	77,729	4,169,384
		36,021,786
		105,934,463
Energy — 11.0%
Coal — 0.5%
Peabody Energy Corp.	45,359	1,178,881
Teck Resources Ltd. Class B	28,034	1,207,985
		2,386,866
Oil & Gas — 7.3%
BP PLC Sponsored ADR	63,489	2,458,294
Canadian Natural Resources Ltd. (b)	50,293	3,252,448
Cenovus Energy, Inc.	172,274	3,586,745
ConocoPhillips	26,830	3,214,234
Hess Corp.	37,400	5,722,200
Marathon Petroleum Corp.	25,898	3,919,403
Phillips 66	45,461	5,462,139
Pioneer Natural Resources Co.	18,427	4,229,918
		31,845,381
Oil & Gas Services — 1.8%
Halliburton Co.	109,115	4,419,157
Schlumberger NV	58,245	3,395,684
		7,814,841
Pipelines — 1.4%
Enbridge, Inc.	127,755	4,240,188
Plains GP Holdings LP Class A	118,789	1,914,879
		6,155,067
		48,202,155

	Number of Shares	Value
Financial — 19.6%
Banks — 7.8%
Goldman Sachs Group, Inc.	8,256	$2,671,394
JP Morgan Chase & Co.	74,487	10,802,105
M&T Bank Corp.	24,488	3,096,508
Morgan Stanley	47,208	3,855,477
Northern Trust Corp.	30,023	2,085,998
US Bancorp	90,289	2,984,954
Wells Fargo & Co.	208,453	8,517,390
		34,013,826
Diversified Financial Services — 2.0%
AerCap Holdings NV (a)	28,305	1,773,875
American Express Co.	18,217	2,717,794
Discover Financial Services	30,810	2,669,070
Intercontinental Exchange, Inc.	16,230	1,785,625
		8,946,364
Insurance — 7.4%
Allstate Corp.	46,841	5,218,556
American International Group, Inc.	31,535	1,911,021
Aon PLC Class A	3,862	1,252,137
Arthur J Gallagher & Co.	9,015	2,054,789
Axis Capital Holdings Ltd.	23,252	1,310,715
Berkshire Hathaway, Inc. Class B (a)	27,957	9,793,337
Chubb Ltd.	35,777	7,448,056
Progressive Corp.	11,753	1,637,193
Willis Towers Watson PLC	8,679	1,813,564
		32,439,368
Private Equity — 0.2%
Ares Management Corp. Class A	10,282	1,057,709
Real Estate — 0.4%
Howard Hughes Holdings, Inc. (a)	21,233	1,574,002
Real Estate Investment Trusts (REITS) — 1.8%
COPT Defense Properties	80,800	1,925,464
Public Storage	12,121	3,194,126
VICI Properties, Inc.	86,748	2,524,367
		7,643,957
		85,675,226
Industrial — 12.7%
Aerospace & Defense — 3.2%
General Dynamics Corp.	27,256	6,022,759
Howmet Aerospace, Inc.	47,997	2,219,861
RTX Corp.	78,369	5,640,217
		13,882,837
Building Materials — 2.2%
CRH PLC (b)	81,697	4,471,277
Knife River Corp. (a)	24,503	1,196,482
Masco Corp.	28,360	1,515,842

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MDU Resources Group, Inc.	61,552	$1,205,188
Mohawk Industries, Inc. (a)	16,225	1,392,267
		9,781,056
Electronics — 0.9%
Allegion PLC	14,791	1,541,222
Fortive Corp.	31,618	2,344,791
		3,886,013
Engineering & Construction — 0.6%
AECOM	21,445	1,780,793
Jacobs Solutions, Inc.	5,797	791,290
		2,572,083
Hand & Machine Tools — 1.0%
Stanley Black & Decker, Inc.	53,517	4,472,951
Machinery – Construction & Mining — 2.1%
BWX Technologies, Inc.	33,508	2,512,430
Caterpillar, Inc.	3,834	1,046,682
Vertiv Holdings Co.	149,643	5,566,719
		9,125,831
Machinery – Diversified — 1.7%
Deere & Co.	7,337	2,768,837
Dover Corp.	9,760	1,361,618
Otis Worldwide Corp.	15,982	1,283,514
Westinghouse Air Brake Technologies Corp.	17,034	1,810,203
		7,224,172
Miscellaneous - Manufacturing — 0.5%
Eaton Corp. PLC	10,026	2,138,345
Transportation — 0.5%
JB Hunt Transport Services, Inc.	12,017	2,265,445
		55,348,733
Technology — 10.6%
Computers — 2.3%
CACI International, Inc. Class A (a)	6,280	1,971,480
Cognizant Technology Solutions Corp. Class A	55,244	3,742,229
Dell Technologies, Inc. Class C	38,810	2,674,009
Leidos Holdings, Inc.	19,735	1,818,778
		10,206,496
Semiconductors — 5.3%
Advanced Micro Devices, Inc. (a)	23,959	2,463,464
Applied Materials, Inc.	18,708	2,590,123
Broadcom, Inc.	3,836	3,186,105
Lam Research Corp.	2,086	1,307,442
Microchip Technology, Inc.	51,462	4,016,609
Micron Technology, Inc.	37,768	2,569,357
NXP Semiconductor NV	2,890	577,769
QUALCOMM, Inc.	32,512	3,610,783

	Number of Shares	Value
Skyworks Solutions, Inc.	27,400	$2,701,366
		23,023,018
Software — 3.0%
Electronic Arts, Inc.	15,209	1,831,164
Fidelity National Information Services, Inc.	78,359	4,330,902
Oracle Corp.	41,121	4,355,536
SS&C Technologies Holdings, Inc.	29,043	1,525,919
Take-Two Interactive Software, Inc. (a)	7,078	993,680
		13,037,201
		46,266,715
Utilities — 3.2%
Electric — 3.2%
CenterPoint Energy, Inc.	97,603	2,620,640
Entergy Corp.	46,410	4,292,926
Exelon Corp.	37,700	1,424,683
FirstEnergy Corp.	49,163	1,680,391
Pinnacle West Capital Corp.	53,345	3,930,460
		13,949,100
		13,949,100

TOTAL COMMON STOCK (Cost $372,411,128)		433,315,829

TOTAL EQUITIES (Cost $372,411,128)		433,315,829

TOTAL LONG-TERM INVESTMENTS (Cost $372,411,128)		433,315,829

SHORT-TERM INVESTMENTS — 1.1%
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	552,508	$552,508

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$4,424,112	$4,424,112

TOTAL SHORT-TERM INVESTMENTS (Cost $4,976,620)		4,976,620

TOTAL INVESTMENTS — 100.4% (Cost $377,387,748) (e)		438,292,449

Other Assets/(Liabilities) — (0.4)%		(1,660,353)

NET ASSETS — 100.0%		$436,632,096

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $539,710 or 0.12% of net assets. (Note 2).
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $4,424,702. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 0.500%, maturity dates ranging from 1/31/26 - 2/28/26, and an aggregate market value, including accrued interest, of $4,512,726.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 2.0%
Chemicals — 1.6%
Air Products & Chemicals, Inc.	14,833	$4,203,672
Albemarle Corp.	7,926	1,347,737
Celanese Corp.	6,764	849,017
CF Industries Holdings, Inc.	13,217	1,133,226
Dow, Inc.	46,357	2,390,167
DuPont de Nemours, Inc.	30,842	2,300,505
Eastman Chemical Co.	8,062	618,517
Ecolab, Inc.	16,749	2,837,281
FMC Corp.	8,429	564,490
International Flavors & Fragrances, Inc.	17,120	1,167,070
Linde PLC	32,389	12,060,044
LyondellBasell Industries NV Class A	16,775	1,588,592
Mosaic Co.	22,443	798,971
PPG Industries, Inc.	15,800	2,050,840
Sherwin-Williams Co.	15,671	3,996,888
		37,907,017
Forest Products & Paper — 0.0%
International Paper Co.	23,331	827,551
Iron & Steel — 0.2%
Nucor Corp.	16,415	2,566,485
Steel Dynamics, Inc.	10,154	1,088,712
		3,655,197
Mining — 0.2%
Freeport-McMoRan, Inc.	95,310	3,554,110
Newmont Corp.	52,642	1,945,122
		5,499,232
		47,888,997
Communications — 13.6%
Advertising — 0.1%
Interpublic Group of Cos., Inc.	26,179	750,290
Omnicom Group, Inc.	13,503	1,005,704
		1,755,994
Internet — 10.5%
Airbnb, Inc. Class A (a)	28,200	3,869,322
Alphabet, Inc. Class A (a)	394,295	51,597,444
Alphabet, Inc. Class C (a)	335,384	44,220,380
Amazon.com, Inc. (a)	603,786	76,753,276
Booking Holdings, Inc. (a)	2,367	7,299,710
CDW Corp.	8,923	1,800,304
eBay, Inc.	36,120	1,592,531
Etsy, Inc. (a)	8,331	538,016
Expedia Group, Inc. (a)	8,977	925,259
F5, Inc. (a)	4,076	656,807

	Number of Shares	Value
Gen Digital, Inc.	38,494	$680,574
Match Group, Inc. (a)	18,816	737,117
Meta Platforms, Inc. Class A (a)	147,728	44,349,423
Netflix, Inc. (a)	29,414	11,106,726
Palo Alto Networks, Inc. (a)	20,333	4,766,869
VeriSign, Inc. (a)	6,115	1,238,471
		252,132,229
Media — 1.2%
Charter Communications, Inc. Class A (a)	6,722	2,956,470
Comcast Corp. Class A	273,184	12,112,979
FactSet Research Systems, Inc.	2,584	1,129,880
Fox Corp. Class A	16,231	506,407
Fox Corp. Class B	9,243	266,938
News Corp. Class A	25,259	506,696
News Corp. Class B	7,340	153,186
Paramount Global Class B	34,295	442,405
Walt Disney Co. (a)	121,863	9,876,996
Warner Bros Discovery, Inc. (a)	146,562	1,591,663
		29,543,620
Telecommunications — 1.8%
Arista Networks, Inc. (a)	16,695	3,070,711
AT&T, Inc.	473,906	7,118,068
Cisco Systems, Inc.	270,572	14,545,951
Corning, Inc.	50,746	1,546,231
Juniper Networks, Inc.	21,683	602,570
Motorola Solutions, Inc.	11,143	3,033,570
T-Mobile US, Inc. (a)	34,275	4,800,214
Verizon Communications, Inc.	280,334	9,085,625
		43,802,940
		327,234,783
Consumer, Cyclical — 9.1%
Airlines — 0.2%
Alaska Air Group, Inc. (a)	8,336	309,099
American Airlines Group, Inc. (a)	44,036	564,101
Delta Air Lines, Inc.	43,360	1,604,320
Southwest Airlines Co.	40,174	1,087,510
United Airlines Holdings, Inc. (a)	22,186	938,468
		4,503,498
Apparel — 0.4%
NIKE, Inc. Class B	81,243	7,768,456
Ralph Lauren Corp.	2,696	312,978
Tapestry, Inc.	15,403	442,836
VF Corp.	22,167	391,691
		8,915,961
Auto Manufacturers — 2.4%
Cummins, Inc.	9,416	2,151,179

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ford Motor Co.	261,128	$3,243,210
General Motors Co.	90,895	2,996,808
PACCAR, Inc.	34,828	2,961,077
Tesla, Inc. (a)	183,504	45,916,371
		57,268,645
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	18,596	1,833,380
BorgWarner, Inc.	15,798	637,765
		2,471,145
Distribution & Wholesale — 0.3%
Copart, Inc. (a)	57,454	2,475,693
Fastenal Co.	37,971	2,074,735
LKQ Corp.	17,172	850,186
Pool Corp.	2,631	936,899
W.W. Grainger, Inc.	2,968	2,053,381
		8,390,894
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	14,592	676,339
Live Nation Entertainment, Inc. (a)	9,733	808,228
		1,484,567
Home Builders — 0.3%
DR Horton, Inc.	20,071	2,157,030
Lennar Corp. Class A	17,007	1,908,696
NVR, Inc. (a)	214	1,276,146
PulteGroup, Inc.	14,318	1,060,248
		6,402,120
Home Furnishing — 0.0%
Whirlpool Corp.	3,691	493,487
Leisure Time — 0.1%
Carnival Corp. (a)	67,851	930,916
Norwegian Cruise Line Holdings Ltd. (a) (b)	28,962	477,294
Royal Caribbean Cruises Ltd. (a)	15,453	1,423,839
		2,832,049
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	17,259	2,591,957
Las Vegas Sands Corp.	22,235	1,019,252
Marriott International, Inc. Class A	16,558	3,254,641
MGM Resorts International	18,196	668,885
Wynn Resorts Ltd.	6,232	575,899
		8,110,634
Retail — 4.9%
AutoZone, Inc. (a)	1,199	3,045,448
Bath & Body Works, Inc.	15,338	518,424
Best Buy Co., Inc.	13,159	914,156
CarMax, Inc. (a)	10,690	756,104
Chipotle Mexican Grill, Inc. (a)	1,834	3,359,576

	Number of Shares	Value
Costco Wholesale Corp.	29,426	$16,624,513
Darden Restaurants, Inc.	8,069	1,155,642
Dollar General Corp.	14,579	1,542,458
Dollar Tree, Inc. (a)	13,741	1,462,730
Domino’s Pizza, Inc.	2,389	904,929
Genuine Parts Co.	9,497	1,371,177
Home Depot, Inc.	66,780	20,178,245
Lowe’s Cos., Inc.	38,872	8,079,157
McDonald’s Corp.	48,380	12,745,227
O’Reilly Automotive, Inc. (a)	4,049	3,679,974
Ross Stores, Inc.	22,474	2,538,438
Starbucks Corp.	75,947	6,931,683
Target Corp.	30,694	3,393,836
TJX Cos., Inc.	76,194	6,772,123
Tractor Supply Co.	7,336	1,489,575
Ulta Beauty, Inc. (a)	3,385	1,352,138
Walgreens Boots Alliance, Inc.	48,343	1,075,148
Walmart, Inc.	94,754	15,154,007
Yum! Brands, Inc.	18,811	2,350,246
		117,394,954
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	8,794	581,635
		218,849,589
Consumer, Non-cyclical — 19.8%
Agriculture — 0.8%
Altria Group, Inc.	117,532	4,942,221
Archer-Daniels-Midland Co.	35,395	2,669,491
Bunge Ltd.	10,177	1,101,660
Philip Morris International, Inc.	103,511	9,583,048
		18,296,420
Beverages — 1.6%
Brown-Forman Corp. Class B	12,173	702,260
Coca-Cola Co.	258,404	14,465,456
Constellation Brands, Inc. Class A	10,833	2,722,658
Keurig Dr Pepper, Inc.	66,243	2,091,291
Molson Coors Beverage Co. Class B	12,774	812,299
Monster Beverage Corp. (a)	49,098	2,599,739
PepsiCo, Inc.	91,409	15,488,341
		38,882,044
Biotechnology — 1.5%
Amgen, Inc.	35,629	9,575,650
Bio-Rad Laboratories, Inc. Class A (a)	1,447	518,677
Biogen, Inc. (a)	9,651	2,480,404
Corteva, Inc.	47,311	2,420,431
Gilead Sciences, Inc.	82,578	6,188,395
Illumina, Inc. (a)	10,509	1,442,676
Incyte Corp. (a)	12,513	722,876
Moderna, Inc. (a)	21,894	2,261,431

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	7,073	$5,820,796
Vertex Pharmaceuticals, Inc. (a)	17,234	5,992,951
		37,424,287
Commercial Services — 1.7%
Automatic Data Processing, Inc.	27,311	6,570,480
Cintas Corp.	5,792	2,786,010
CoStar Group, Inc. (a)	27,201	2,091,485
Equifax, Inc.	8,105	1,484,674
FleetCor Technologies, Inc. (a)	4,929	1,258,571
Gartner, Inc. (a)	5,231	1,797,424
Global Payments, Inc.	17,426	2,010,786
MarketAxess Holdings, Inc.	2,548	544,355
Moody’s Corp.	10,491	3,316,940
PayPal Holdings, Inc. (a)	72,689	4,249,399
Quanta Services, Inc.	9,614	1,798,491
Robert Half, Inc.	7,355	538,974
Rollins, Inc.	18,671	696,988
S&P Global, Inc.	21,583	7,886,644
United Rentals, Inc.	4,571	2,032,129
Verisk Analytics, Inc.	9,637	2,276,645
		41,339,995
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	55,183	3,924,063
Estee Lauder Cos., Inc. Class A	15,480	2,237,634
Kenvue, Inc.	114,317	2,295,485
Procter & Gamble Co.	156,590	22,840,218
		31,297,400
Food — 1.0%
Campbell Soup Co.	13,396	550,308
Conagra Brands, Inc.	32,239	883,993
General Mills, Inc.	39,112	2,502,777
Hershey Co.	9,879	1,976,590
Hormel Foods Corp.	19,615	745,959
J. M. Smucker Co.	6,634	815,385
Kellogg Co.	17,367	1,033,510
Kraft Heinz Co.	52,763	1,774,947
Kroger Co.	43,403	1,942,284
Lamb Weston Holdings, Inc.	9,835	909,344
McCormick & Co., Inc.	16,939	1,281,266
Mondelez International, Inc. Class A	90,164	6,257,382
Sysco Corp.	33,934	2,241,341
Tyson Foods, Inc. Class A	19,294	974,154
		23,889,240
Health Care – Products — 3.4%
Abbott Laboratories	115,180	11,155,183
Align Technology, Inc. (a)	4,702	1,435,615
Baxter International, Inc.	34,182	1,290,029
Bio-Techne Corp.	10,622	723,039

	Number of Shares	Value
Boston Scientific Corp. (a)	96,946	$5,118,749
Cooper Cos., Inc.	3,303	1,050,387
Danaher Corp.	43,610	10,819,641
DENTSPLY SIRONA, Inc.	14,354	490,333
Edwards Lifesciences Corp. (a)	40,264	2,789,490
GE HealthCare Technologies, Inc. (a)	25,855	1,759,174
Hologic, Inc. (a)	16,627	1,153,914
IDEXX Laboratories, Inc. (a)	5,578	2,439,092
Insulet Corp. (a)	4,707	750,719
Intuitive Surgical, Inc. (a)	23,435	6,849,816
Medtronic PLC	88,250	6,915,270
ResMed, Inc.	9,857	1,457,555
Revvity, Inc.	8,478	938,515
STERIS PLC	6,467	1,418,989
Stryker Corp.	22,401	6,121,521
Teleflex, Inc.	3,166	621,834
Thermo Fisher Scientific, Inc.	25,619	12,967,569
Waters Corp. (a)	3,894	1,067,774
West Pharmaceutical Services, Inc.	4,916	1,844,532
Zimmer Biomet Holdings, Inc.	13,971	1,567,826
		82,746,566
Health Care – Services — 2.3%
Catalent, Inc. (a)	12,240	557,287
Centene Corp. (a)	35,713	2,459,911
Charles River Laboratories International, Inc. (a)	3,459	677,895
DaVita, Inc. (a)	3,741	353,637
Elevance Health, Inc.	15,622	6,802,131
HCA Healthcare, Inc.	13,306	3,273,010
Humana, Inc.	8,193	3,986,058
IQVIA Holdings, Inc. (a)	12,084	2,377,527
Laboratory Corp. of America Holdings	5,833	1,172,725
Molina Healthcare, Inc. (a)	3,938	1,291,231
Quest Diagnostics, Inc.	7,563	921,627
UnitedHealth Group, Inc.	61,542	31,028,861
Universal Health Services, Inc. Class B	4,238	532,844
		55,434,744
Household Products & Wares — 0.3%
Avery Dennison Corp.	5,471	999,388
Church & Dwight Co., Inc.	16,339	1,497,142
Clorox Co.	8,290	1,086,487
Kimberly-Clark Corp.	22,656	2,737,978
		6,320,995
Pharmaceuticals — 5.9%
AbbVie, Inc.	117,215	17,472,068
Becton Dickinson & Co.	19,207	4,965,586
Bristol-Myers Squibb Co.	138,560	8,042,022

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Cardinal Health, Inc.	16,813	$1,459,705
Cencora, Inc.	10,985	1,976,970
Cigna Group	19,776	5,657,320
CVS Health Corp.	85,691	5,982,946
Dexcom, Inc. (a)	25,730	2,400,609
Eli Lilly & Co.	52,978	28,456,073
Henry Schein, Inc. (a)	8,731	648,277
Johnson & Johnson	159,971	24,915,483
McKesson Corp.	8,922	3,879,732
Merck & Co., Inc.	168,517	17,348,825
Organon & Co.	17,074	296,405
Pfizer, Inc.	374,773	12,431,220
Viatris, Inc.	81,434	802,939
Zoetis, Inc.	30,496	5,305,694
		142,041,874
		477,673,565
Energy — 4.8%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	9,258	1,112,349
First Solar, Inc. (a)	6,980	1,127,898
SolarEdge Technologies, Inc. (a)	3,806	492,915
		2,733,162
Oil & Gas — 3.9%
APA Corp.	20,656	848,962
Chevron Corp.	117,838	19,869,843
ConocoPhillips	79,451	9,518,230
Coterra Energy, Inc.	51,178	1,384,365
Devon Energy Corp.	43,021	2,052,102
Diamondback Energy, Inc.	11,751	1,819,995
EOG Resources, Inc.	38,941	4,936,161
EQT Corp.	24,430	991,369
Exxon Mobil Corp.	265,972	31,272,988
Hess Corp.	18,418	2,817,954
Marathon Oil Corp.	39,511	1,056,919
Marathon Petroleum Corp.	26,456	4,003,851
Occidental Petroleum Corp.	43,815	2,842,717
Phillips 66	29,444	3,537,697
Pioneer Natural Resources Co.	15,542	3,567,666
Valero Energy Corp.	23,342	3,307,795
		93,828,614
Oil & Gas Services — 0.4%
Baker Hughes Co.	67,408	2,380,850
Halliburton Co.	60,474	2,449,197
Schlumberger NV	94,932	5,534,536
		10,364,583
Pipelines — 0.4%
Kinder Morgan, Inc.	127,696	2,117,199

	Number of Shares	Value
ONEOK, Inc.	38,725	$2,456,327
Targa Resources Corp.	15,050	1,290,086
Williams Cos., Inc.	80,242	2,703,353
		8,566,965
		115,493,324
Financial — 13.7%
Banks — 3.7%
Bank of America Corp.	458,937	12,565,695
Bank of New York Mellon Corp.	51,309	2,188,329
Citigroup, Inc.	127,564	5,246,707
Citizens Financial Group, Inc.	32,297	865,560
Comerica, Inc.	8,894	369,546
Fifth Third Bancorp	45,550	1,153,781
Goldman Sachs Group, Inc.	21,859	7,072,917
Huntington Bancshares, Inc.	97,374	1,012,690
JP Morgan Chase & Co.	193,069	27,998,866
KeyCorp.	63,649	684,863
M&T Bank Corp.	11,124	1,406,630
Morgan Stanley	84,598	6,909,119
Northern Trust Corp.	14,082	978,417
PNC Financial Services Group, Inc.	26,514	3,255,124
Regions Financial Corp.	63,175	1,086,610
State Street Corp.	20,911	1,400,200
Truist Financial Corp.	88,396	2,529,009
US Bancorp	102,911	3,402,238
Wells Fargo & Co.	242,781	9,920,032
Zions Bancorp NA	9,996	348,760
		90,395,093
Diversified Financial Services — 3.6%
American Express Co.	38,557	5,752,319
Ameriprise Financial, Inc.	6,766	2,230,615
BlackRock, Inc.	9,302	6,013,650
Capital One Financial Corp.	25,655	2,489,818
Cboe Global Markets, Inc.	7,127	1,113,309
Charles Schwab Corp.	99,387	5,456,346
CME Group, Inc.	23,946	4,794,468
Discover Financial Services	16,395	1,420,299
Franklin Resources, Inc.	19,306	474,542
Intercontinental Exchange, Inc.	38,056	4,186,921
Invesco Ltd.	30,716	445,996
Mastercard, Inc. Class A	55,267	21,880,758
Nasdaq, Inc.	22,843	1,109,941
Raymond James Financial, Inc.	12,308	1,236,092
Synchrony Financial	28,688	876,992
T. Rowe Price Group, Inc.	15,050	1,578,294
Visa, Inc. Class A	106,744	24,552,187
		85,612,547

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 3.9%
Aflac, Inc.	35,685	$2,738,824
Allstate Corp.	17,396	1,938,088
American International Group, Inc.	47,004	2,848,442
Aon PLC Class A	13,425	4,352,654
Arch Capital Group Ltd. (a)	24,655	1,965,250
Arthur J Gallagher & Co.	14,286	3,256,208
Assurant, Inc.	3,503	502,961
Berkshire Hathaway, Inc. Class B (a)	121,185	42,451,105
Brown & Brown, Inc.	15,900	1,110,456
Chubb Ltd.	27,213	5,665,202
Cincinnati Financial Corp.	10,541	1,078,239
Everest Group Ltd.	2,895	1,075,985
Globe Life, Inc.	5,976	649,770
Hartford Financial Services Group, Inc.	20,482	1,452,379
Loews Corp.	12,530	793,274
Marsh & McLennan Cos., Inc.	32,739	6,230,232
MetLife, Inc.	41,690	2,622,718
Principal Financial Group, Inc.	14,512	1,045,880
Progressive Corp.	38,764	5,399,825
Prudential Financial, Inc.	24,462	2,321,199
Travelers Cos., Inc.	15,100	2,465,981
W. R. Berkley Corp.	13,583	862,385
Willis Towers Watson PLC	6,872	1,435,973
		94,263,030
Private Equity — 0.2%
Blackstone, Inc.	46,999	5,035,473
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	20,561	1,518,636
Real Estate Investment Trusts (REITS) — 2.2%
Alexandria Real Estate Equities, Inc.	10,603	1,061,360
American Tower Corp.	31,152	5,122,946
AvalonBay Communities, Inc.	9,389	1,612,467
Boston Properties, Inc.	9,629	572,733
Camden Property Trust	7,194	680,409
Crown Castle, Inc.	29,143	2,682,030
Digital Realty Trust, Inc.	19,961	2,415,680
Equinix, Inc.	6,225	4,520,969
Equity Residential	23,036	1,352,444
Essex Property Trust, Inc.	4,294	910,715
Extra Space Storage, Inc.	14,024	1,705,038
Federal Realty Investment Trust	4,879	442,184
Healthpeak Properties, Inc.	36,967	678,714
Host Hotels & Resorts, Inc.	47,586	764,707
Invitation Homes, Inc.	37,634	1,192,622
Iron Mountain, Inc.	19,694	1,170,808
Kimco Realty Corp.	41,687	733,274

	Number of Shares	Value
Mid-America Apartment Communities, Inc.	7,752	$997,295
Prologis, Inc.	61,257	6,873,648
Public Storage	10,545	2,778,818
Realty Income Corp.	46,745	2,334,445
Regency Centers Corp.	11,057	657,228
SBA Communications Corp.	7,185	1,438,221
Simon Property Group, Inc.	21,954	2,371,691
UDR, Inc.	20,539	732,626
Ventas, Inc.	27,023	1,138,479
VICI Properties, Inc.	67,240	1,956,684
Welltower, Inc.	34,235	2,804,531
Weyerhaeuser Co.	48,380	1,483,331
		53,186,097
		330,010,876
Industrial — 7.5%
Aerospace & Defense — 1.4%
Boeing Co. (a)	37,835	7,252,213
General Dynamics Corp.	15,003	3,315,213
Howmet Aerospace, Inc.	25,793	1,192,926
L3 Harris Technologies, Inc.	12,553	2,185,728
Lockheed Martin Corp.	14,854	6,074,692
Northrop Grumman Corp.	9,530	4,195,010
RTX Corp.	96,507	6,945,609
TransDigm Group, Inc. (a)	3,644	3,072,366
		34,233,757
Building Materials — 0.5%
Carrier Global Corp.	55,670	3,072,984
Johnson Controls International PLC	44,886	2,388,384
Martin Marietta Materials, Inc.	4,154	1,705,134
Masco Corp.	15,184	811,585
Mohawk Industries, Inc. (a)	3,475	298,190
Trane Technologies PLC	15,319	3,108,378
Vulcan Materials Co.	8,925	1,803,028
		13,187,683
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	15,438	2,281,119
Emerson Electric Co.	38,004	3,670,046
Generac Holdings, Inc. (a)	4,188	456,325
		6,407,490
Electronics — 1.0%
Agilent Technologies, Inc.	19,842	2,218,732
Allegion PLC	5,941	619,052
Amphenol Corp. Class A	39,950	3,355,401
Fortive Corp.	23,689	1,756,776
Garmin Ltd.	10,323	1,085,980
Honeywell International, Inc.	44,040	8,135,950
Keysight Technologies, Inc. (a)	11,811	1,562,713

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Mettler-Toledo International, Inc. (a)	1,476	$1,635,511
TE Connectivity Ltd.	21,115	2,608,336
Trimble, Inc. (a)	16,745	901,886
		23,880,337
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	8,576	1,170,624
Environmental Controls — 0.3%
Pentair PLC	11,137	721,121
Republic Services, Inc.	13,812	1,968,348
Waste Management, Inc.	24,621	3,753,225
		6,442,694
Hand & Machine Tools — 0.1%
Snap-on, Inc.	3,575	911,839
Stanley Black & Decker, Inc.	10,351	865,137
		1,776,976
Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	33,845	9,239,685
Machinery – Diversified — 0.8%
Deere & Co.	18,148	6,848,692
Dover Corp.	9,316	1,299,675
IDEX Corp.	5,104	1,061,734
Ingersoll Rand, Inc.	27,018	1,721,587
Nordson Corp.	3,635	811,223
Otis Worldwide Corp.	27,742	2,227,960
Rockwell Automation, Inc.	7,706	2,202,914
Westinghouse Air Brake Technologies Corp.	12,002	1,275,453
Xylem, Inc.	15,860	1,443,736
		18,892,974
Miscellaneous - Manufacturing — 1.2%
3M Co.	36,691	3,435,012
A.O. Smith Corp.	8,408	556,021
Axon Enterprise, Inc. (a)	4,767	948,585
Eaton Corp. PLC	26,555	5,663,650
General Electric Co.	72,186	7,980,162
Illinois Tool Works, Inc.	18,402	4,238,165
Parker-Hannifin Corp.	8,610	3,353,767
Teledyne Technologies, Inc. (a)	3,134	1,280,490
Textron, Inc.	13,371	1,044,810
		28,500,662
Packaging & Containers — 0.2%
Amcor PLC	99,793	914,104
Ball Corp.	21,274	1,059,019
Packaging Corp. of America	6,009	922,682
Sealed Air Corp.	9,602	315,522
Westrock Co.	17,226	616,691
		3,828,018

	Number of Shares	Value
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	2,676	$547,456
Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	7,856	676,637
CSX Corp.	132,745	4,081,909
Expeditors International of Washington, Inc.	9,668	1,108,243
FedEx Corp.	15,380	4,074,470
JB Hunt Transport Services, Inc.	5,313	1,001,607
Norfolk Southern Corp.	14,991	2,952,178
Old Dominion Freight Line, Inc.	5,988	2,449,930
Union Pacific Corp.	40,426	8,231,946
United Parcel Service, Inc. Class B	47,962	7,475,837
		32,052,757
		180,161,113
Technology — 26.4%
Computers — 8.4%
Accenture PLC Class A	41,874	12,859,924
Apple, Inc.	977,237	167,312,747
Cognizant Technology Solutions Corp. Class A	34,028	2,305,057
DXC Technology Co. (a)	12,582	262,083
EPAM Systems, Inc. (a)	3,925	1,003,583
Fortinet, Inc. (a)	43,798	2,570,067
Hewlett Packard Enterprise Co.	87,523	1,520,275
HP, Inc.	58,122	1,493,735
International Business Machines Corp.	60,764	8,525,189
Leidos Holdings, Inc.	9,321	859,023
NetApp, Inc.	13,734	1,042,136
Seagate Technology Holdings PLC	13,009	857,944
Western Digital Corp. (a)	21,607	985,927
		201,597,690
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	3,475	821,942
Semiconductors — 7.3%
Advanced Micro Devices, Inc. (a)	107,419	11,044,822
Analog Devices, Inc.	33,225	5,817,365
Applied Materials, Inc.	55,694	7,710,834
Broadcom, Inc.	27,413	22,768,690
Intel Corp.	278,192	9,889,726
KLA Corp.	9,131	4,188,024
Lam Research Corp.	8,832	5,535,633
Microchip Technology, Inc.	36,375	2,839,069
Micron Technology, Inc.	72,865	4,957,006
Monolithic Power Systems, Inc.	3,132	1,446,984
NVIDIA Corp.	164,168	71,411,438
NXP Semiconductor NV	17,267	3,452,019
ON Semiconductor Corp. (a)	28,674	2,665,248

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Qorvo, Inc. (a)	6,672	$636,976
QUALCOMM, Inc.	74,015	8,220,106
Skyworks Solutions, Inc.	10,756	1,060,434
Teradyne, Inc.	10,475	1,052,318
Texas Instruments, Inc.	60,531	9,625,034
		174,321,726
Software — 10.7%
Activision Blizzard, Inc.	47,605	4,457,256
Adobe, Inc. (a)	30,267	15,433,143
Akamai Technologies, Inc. (a)	10,002	1,065,613
ANSYS, Inc. (a)	5,734	1,706,152
Autodesk, Inc. (a)	14,112	2,919,914
Broadridge Financial Solutions, Inc.	7,970	1,427,029
Cadence Design Systems, Inc. (a)	18,144	4,251,139
Ceridian HCM Holding, Inc. (a)	10,326	700,619
Electronic Arts, Inc.	16,229	1,953,972
Fair Isaac Corp. (a)	1,687	1,465,210
Fidelity National Information Services, Inc.	39,401	2,177,693
Fiserv, Inc. (a)	40,367	4,559,856
Intuit, Inc.	18,583	9,494,798
Jack Henry & Associates, Inc.	4,920	743,609
Microsoft Corp.	494,061	155,999,761
MSCI, Inc.	5,221	2,678,791
Oracle Corp.	104,472	11,065,674
Paychex, Inc.	21,367	2,464,256
Paycom Software, Inc.	3,251	842,887
PTC, Inc. (a)	7,749	1,097,878
Roper Technologies, Inc.	7,116	3,446,136
Salesforce, Inc. (a)	64,664	13,112,566
ServiceNow, Inc. (a)	13,528	7,561,611
Synopsys, Inc. (a)	10,137	4,652,579
Take-Two Interactive Software, Inc. (a)	10,706	1,503,015
Tyler Technologies, Inc. (a)	2,829	1,092,390
		257,873,547
		634,614,905
Utilities — 2.4%
Electric — 2.2%
AES Corp.	45,227	687,450
Alliant Energy Corp.	16,949	821,179
Ameren Corp.	17,540	1,312,518
American Electric Power Co., Inc.	34,566	2,600,055
CenterPoint Energy, Inc.	42,619	1,144,320
CMS Energy Corp.	19,242	1,021,943
Consolidated Edison, Inc.	22,956	1,963,427
Constellation Energy Corp.	21,512	2,346,529
Dominion Energy, Inc.	56,170	2,509,114

	Number of Shares	Value
DTE Energy Co.	13,764	$1,366,490
Duke Energy Corp.	51,293	4,527,120
Edison International	25,336	1,603,515
Entergy Corp.	14,273	1,320,252
Evergy, Inc.	15,512	786,458
Eversource Energy	23,306	1,355,244
Exelon Corp.	66,254	2,503,739
FirstEnergy Corp.	33,776	1,154,464
NextEra Energy, Inc.	134,917	7,729,395
NRG Energy, Inc.	15,738	606,228
PG&E Corp. (a)	137,818	2,223,004
Pinnacle West Capital Corp.	7,501	552,674
PPL Corp.	49,782	1,172,864
Public Service Enterprise Group, Inc.	33,454	1,903,867
Sempra	42,280	2,876,308
Southern Co.	72,850	4,714,852
WEC Energy Group, Inc.	21,092	1,698,961
Xcel Energy, Inc.	36,592	2,093,794
		54,595,764
Gas — 0.1%
Atmos Energy Corp.	9,743	1,032,076
NiSource, Inc.	27,901	688,597
		1,720,673
Water — 0.1%
American Water Works Co., Inc.	13,035	1,614,124
		57,930,561

TOTAL COMMON STOCK (Cost $1,344,417,236)		2,389,857,713

TOTAL EQUITIES (Cost $1,344,417,236)		2,389,857,713

TOTAL LONG-TERM INVESTMENTS (Cost $1,344,417,236)		2,389,857,713

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$14,467,308	$14,467,308
U.S. Treasury Bill — 0.1%
U.S. Treasury Bills
4.978% 10/26/23 (d) (e)	25,000	24,912
5.351% 10/26/23 (d) (e)	100,000	99,648
5.364% 10/26/23 (d) (e)	40,000	39,859
5.370% 10/26/23 (d) (e)	180,000	179,366
5.375% 10/26/23 (d) (e)	35,000	34,877
5.377% 10/26/23 (d) (e)	40,000	39,859
5.378% 10/26/23 (d) (e)	10,000	9,965
5.380% 10/26/23 (d) (e)	55,000	54,806
5.385% 10/26/23 (d) (e)	90,000	89,683
5.386% 10/26/23 (d) (e)	65,000	64,771
5.387% 10/26/23 (d) (e)	25,000	24,912
5.388% 10/26/23 (d) (e)	25,000	24,912
5.389% 10/26/23 (d) (e)	50,000	49,824
5.391% 10/26/23 (d) (e)	190,000	189,331
5.395% 10/26/23 (d) (e)	75,000	74,736
5.396% 10/26/23 (d) (e)	20,000	19,929
5.401% 10/26/23 (d) (e)	30,000	29,894
5.489% 10/26/23 (d) (e)	30,000	29,894
		1,081,178

TOTAL SHORT-TERM INVESTMENTS (Cost $15,548,356)		15,548,486

TOTAL INVESTMENTS — 100.0% (Cost $1,359,965,592) (f)		2,405,406,199

Other Assets/(Liabilities) — 0.0%		1,018,294

NET ASSETS — 100.0%		$2,406,424,493

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $485,704 or 0.02% of net assets. The Fund received $497,813 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $14,469,237. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $14,756,686.

(d)	The rate shown represents yield-to-maturity.
(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
S&P 500 E Mini Index	12/15/23	76	$17,059,808	$(622,908)

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 96.4%
Basic Materials — 4.5%
Chemicals — 4.0%
CF Industries Holdings, Inc.	69,100	$5,924,634
Linde PLC	48,801	18,171,052
		24,095,686
Forest Products & Paper — 0.5%
International Paper Co.	84,600	3,000,762
		27,096,448
Communications — 1.4%
Media — 1.4%
News Corp. Class A	226,843	4,550,471
News Corp. Class B	62,900	1,312,723
Walt Disney Co. (a)	29,300	2,374,765
		8,237,959
		8,237,959
Consumer, Cyclical — 9.9%
Apparel — 3.1%
NIKE, Inc. Class B	194,830	18,629,645
Lodging — 0.4%
Las Vegas Sands Corp.	51,600	2,365,344
Retail — 6.4%
McDonald’s Corp.	59,865	15,770,836
TJX Cos., Inc.	255,412	22,701,018
		38,471,854
		59,466,843
Consumer, Non-cyclical — 30.8%
Agriculture — 1.0%
Philip Morris International, Inc.	62,000	5,739,960
Beverages — 4.1%
Coca-Cola Co.	124,380	6,962,793
PepsiCo, Inc.	105,503	17,876,428
		24,839,221
Cosmetics & Personal Care — 6.2%
Colgate-Palmolive Co.	244,389	17,378,502
Kenvue, Inc.	130,400	2,618,432
Procter & Gamble Co.	116,281	16,960,746
		36,957,680
Food — 0.5%
Conagra Brands, Inc.	113,100	3,101,202
Health Care – Products — 8.3%
Danaher Corp.	81,710	20,272,251
Medtronic PLC	136,926	10,729,521
Stryker Corp.	58,657	16,029,199

	Number of Shares	Value
Zimmer Biomet Holdings, Inc.	24,700	$2,771,834
		49,802,805
Health Care – Services — 5.3%
Elevance Health, Inc.	19,470	8,477,627
UnitedHealth Group, Inc.	46,051	23,218,454
		31,696,081
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	22,500	2,719,125
Pharmaceuticals — 4.9%
AbbVie, Inc.	16,500	2,459,490
Becton Dickinson & Co.	24,400	6,308,132
Johnson & Johnson	99,187	15,448,375
Sanofi ADR	57,500	3,084,300
Viatris, Inc.	187,900	1,852,694
		29,152,991
		184,009,065
Energy — 2.8%
Oil & Gas — 2.8%
EOG Resources, Inc.	38,600	4,892,936
TotalEnergies SE	131,400	8,647,087
TotalEnergies SE Sponsored ADR	48,200	3,169,632
		16,709,655
		16,709,655
Financial — 21.9%
Banks — 3.0%
Fifth Third Bancorp	207,500	5,255,975
US Bancorp	148,900	4,922,634
Wells Fargo & Co.	189,600	7,747,056
		17,925,665
Diversified Financial Services — 6.5%
American Express Co.	107,599	16,052,694
Charles Schwab Corp.	55,900	3,068,910
Visa, Inc. Class A	85,487	19,662,865
		38,784,469
Insurance — 8.8%
American International Group, Inc.	90,900	5,508,540
Chubb Ltd.	117,415	24,443,455
Equitable Holdings, Inc.	139,600	3,963,244
Marsh & McLennan Cos., Inc.	99,134	18,865,200
		52,780,439
Real Estate Investment Trusts (REITS) — 3.6%
American Tower Corp.	82,662	13,593,766
Equity Residential	68,200	4,004,022
Weyerhaeuser Co.	123,600	3,789,576
		21,387,364
		130,877,937

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 13.1%
Aerospace & Defense — 6.3%
Boeing Co. (a)	19,600	$3,756,928
L3 Harris Technologies, Inc.	29,600	5,153,952
Lockheed Martin Corp.	17,292	7,071,737
Northrop Grumman Corp.	49,575	21,822,419
		37,805,036
Electronics — 3.1%
Honeywell International, Inc.	100,911	18,642,298
Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc.	46,500	3,886,470
Miscellaneous - Manufacturing — 1.0%
General Electric Co.	52,000	5,748,600
Transportation — 2.1%
Norfolk Southern Corp.	24,300	4,785,399
Union Pacific Corp.	38,400	7,819,392
		12,604,791
		78,687,195
Technology — 10.1%
Computers — 2.9%
Accenture PLC Class A	56,505	17,353,250
Semiconductors — 3.6%
QUALCOMM, Inc.	64,500	7,163,370
Samsung Electronics Co. Ltd.	34,700	1,758,074
Texas Instruments, Inc.	78,137	12,424,565
		21,346,009
Software — 3.6%
Microsoft Corp.	69,027	21,795,275
		60,494,534
Utilities — 1.9%
Electric — 1.9%
Dominion Energy, Inc.	91,000	4,064,970
Southern Co.	112,900	7,306,888
		11,371,858
		11,371,858

TOTAL COMMON STOCK (Cost $508,049,427)		576,951,494

PREFERRED STOCK — 0.7%
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.7%
Dr Ing hc F Porsche AG 1.134% (b)	21,600	2,031,517

	Number of Shares	Value
Volkswagen AG 25.579%	17,500	$2,014,885
		4,046,402

TOTAL PREFERRED STOCK (Cost $5,607,890)		4,046,402

TOTAL EQUITIES (Cost $513,657,317)		580,997,896

TOTAL LONG-TERM INVESTMENTS (Cost $513,657,317)		580,997,896

SHORT-TERM INVESTMENTS — 2.9%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	165	165
	Principal Amount
Repurchase Agreement — 2.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$17,422,079	$17,422,079

TOTAL SHORT-TERM INVESTMENTS (Cost $17,422,244)		17,422,244

TOTAL INVESTMENTS — 100.0% (Cost $531,079,561) (d)		598,420,140

Other Assets/(Liabilities) — (0.0)%		(68,341)

NET ASSETS — 100.0%		$598,351,799

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $2,031,517 or 0.34% of net assets.

(c)

Maturity value of $17,424,402. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $17,770,640.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Basic Materials — 0.9%
Chemicals — 0.9%
Celanese Corp.	1,730	$217,150
Communications — 5.9%
Internet — 5.3%
CDW Corp.	4,265	860,506
Etsy, Inc. (a)	3,276	211,564
Palo Alto Networks, Inc. (a)	1,075	252,023
		1,324,093
Telecommunications — 0.6%
Nice Ltd. Sponsored ADR (a) (b)	900	153,000
		1,477,093
Consumer, Cyclical — 9.7%
Apparel — 0.4%
Tapestry, Inc.	3,580	102,925
Auto Parts & Equipment — 0.7%
Aptiv PLC (a)	1,780	175,490
Distribution & Wholesale — 2.3%
Copart, Inc. (a)	6,650	286,548
Watsco, Inc.	589	222,477
WESCO International, Inc.	430	61,843
		570,868
Entertainment — 0.8%
DraftKings, Inc. Class A (a)	2,399	70,627
Live Nation Entertainment, Inc. (a)	1,550	128,712
		199,339
Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	1,420	213,256
Retail — 4.7%
Chipotle Mexican Grill, Inc. (a)	112	205,165
Freshpet, Inc. (a)	6,856	451,673
Lululemon Athletica, Inc. (a)	1,367	527,129
		1,183,967
		2,445,845
Consumer, Non-cyclical — 29.5%
Beverages — 1.8%
Celsius Holdings, Inc. (a)	752	129,043
Constellation Brands, Inc. Class A	1,320	331,756
		460,799
Biotechnology — 2.4%
Illumina, Inc. (a)	2,177	298,859
Legend Biotech Corp. ADR (a)	2,350	157,849
Sarepta Therapeutics, Inc. (a)	1,250	151,525
		608,233

	Number of Shares	Value
Commercial Services — 7.6%
CoStar Group, Inc. (a)	6,445	$495,556
Gartner, Inc. (a)	2,001	687,564
Global Payments, Inc.	2,080	240,011
TransUnion	6,763	485,516
		1,908,647
Health Care – Products — 10.3%
Align Technology, Inc. (a)	1,977	603,617
Avantor, Inc. (a)	7,630	160,840
Bio-Techne Corp.	2,610	177,663
Cooper Cos., Inc.	632	200,982
Exact Sciences Corp. (a)	5,390	367,706
GE HealthCare Technologies, Inc. (a)	2,950	200,718
IDEXX Laboratories, Inc. (a)	533	233,065
Insulet Corp. (a)	1,005	160,287
Masimo Corp. (a)	810	71,021
Omnicell, Inc. (a)	2,970	133,769
Repligen Corp. (a)	1,678	266,819
		2,576,487
Health Care – Services — 5.0%
ICON PLC (a)	3,266	804,253
Molina Healthcare, Inc. (a)	1,342	440,028
		1,244,281
Pharmaceuticals — 2.4%
Ascendis Pharma AS ADR (a)	2,840	265,937
Dexcom, Inc. (a)	3,500	326,550
		592,487
		7,390,934
Energy — 3.8%
Oil & Gas — 1.4%
Devon Energy Corp.	3,890	185,553
Diamondback Energy, Inc.	1,010	156,429
		341,982
Oil & Gas Services — 0.4%
Halliburton Co.	2,810	113,805
Pipelines — 2.0%
Cheniere Energy, Inc.	2,964	491,906
		947,693
Financial — 7.7%
Diversified Financial Services — 2.9%
Hamilton Lane, Inc. Class A	5,430	491,089
LPL Financial Holdings, Inc.	970	230,521
		721,610
Insurance — 1.6%
American International Group, Inc.	3,890	235,734
Arthur J Gallagher & Co.	800	182,344
		418,078

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Private Equity — 2.7%
Ares Management Corp. Class A	6,561	$674,930
Real Estate Investment Trusts (REITS) — 0.5%
Essex Property Trust, Inc.	560	118,770
		1,933,388
Industrial — 16.7%
Aerospace & Defense — 2.6%
Hexcel Corp.	3,832	249,616
TransDigm Group, Inc. (a)	469	395,428
		645,044
Building Materials — 3.4%
Builders FirstSource, Inc. (a)	4,952	616,475
Vulcan Materials Co.	1,160	234,343
		850,818
Electrical Components & Equipment — 1.0%
AMETEK, Inc.	1,720	254,147
Electronics — 1.0%
Agilent Technologies, Inc.	2,225	248,800
Environmental Controls — 2.3%
Clean Harbors, Inc. (a)	2,319	388,108
Waste Connections, Inc.	1,390	186,677
		574,785
Machinery – Construction & Mining — 2.4%
BWX Technologies, Inc.	8,017	601,115
Machinery – Diversified — 1.3%
Rockwell Automation, Inc.	1,135	324,462
Miscellaneous - Manufacturing — 1.8%
Axon Enterprise, Inc. (a)	2,310	459,667
Transportation — 0.9%
JB Hunt Transport Services, Inc.	1,270	239,420
		4,198,258
Technology — 25.7%
Computers — 2.9%
Fortinet, Inc. (a)	3,410	200,099
Genpact Ltd.	5,110	184,982
NetApp, Inc.	2,000	151,760
Zscaler, Inc. (a)	1,300	202,267
		739,108
Semiconductors — 3.5%
ARM Holdings PLC ADR (a)	540	28,901
KLA Corp.	553	253,639
Marvell Technology, Inc.	2,890	156,436
Microchip Technology, Inc.	2,610	203,710
ON Semiconductor Corp. (a)	2,480	230,516
		873,202

	Number of Shares	Value
Software — 19.3%
Aspen Technology, Inc. (a)	1,921	$392,383
Cadence Design Systems, Inc. (a)	1,343	314,665
Ceridian HCM Holding, Inc. (a)	9,958	675,650
Datadog, Inc. Class A (a)	1,870	170,338
Electronic Arts, Inc.	3,893	468,717
Fair Isaac Corp. (a)	309	268,376
HubSpot, Inc. (a)	494	243,295
MongoDB, Inc. (a)	1,325	458,265
MSCI, Inc.	1,528	783,986
Splunk, Inc. (a)	2,360	345,150
Veeva Systems, Inc. Class A (a)	2,073	421,752
ZoomInfo Technologies, Inc. (a)	17,334	284,278
		4,826,855
		6,439,165

TOTAL COMMON STOCK (Cost $23,938,335)		25,049,526

TOTAL EQUITIES (Cost $23,938,335)		25,049,526

TOTAL LONG-TERM INVESTMENTS (Cost $23,938,335)		25,049,526

TOTAL INVESTMENTS — 99.9% (Cost $23,938,335) (c)		25,049,526

Other Assets/(Liabilities) — 0.1%		12,798

NET ASSETS — 100.0%		$25,062,324

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $149,510 or 0.60% of net assets. The Fund received $153,237 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 98.8%
COMMON STOCK — 98.6%
Basic Materials — 0.5%
Chemicals — 0.5%
Linde PLC	16,247	$6,049,570
Sherwin-Williams Co.	20,619	5,258,876
		11,308,446
Communications — 27.6%
Internet — 25.1%
Alibaba Group Holding Ltd. Sponsored ADR (a)	110,616	9,594,832
Alphabet, Inc. Class A (a)	617,216	80,768,886
Alphabet, Inc. Class C (a)	645,666	85,131,062
Amazon.com, Inc. (a)	1,126,970	143,260,426
Booking Holdings, Inc. (a)	3,647	11,247,166
DoorDash, Inc., Class A (a)	37,526	2,982,191
Meta Platforms, Inc. Class A (a)	442,535	132,853,432
Netflix, Inc. (a)	137,633	51,970,221
Sea Ltd. ADR (a)	63,425	2,787,529
Shopify, Inc. Class A (a)	398,718	21,758,041
		542,353,786
Media — 1.9%
FactSet Research Systems, Inc.	35,143	15,366,628
Walt Disney Co. (a)	321,309	26,042,095
		41,408,723
Telecommunications — 0.6%
T-Mobile US, Inc. (a)	88,280	12,363,614
		596,126,123
Consumer, Cyclical — 7.7%
Apparel — 0.2%
NIKE, Inc. Class B	37,071	3,544,729
Auto Manufacturers — 4.2%
Tesla, Inc. (a)	363,035	90,838,618
Retail — 3.3%
Carvana Co. (a)	62,727	2,633,279
Chipotle Mexican Grill, Inc. (a)	5,895	10,798,638
Dollar General Corp.	43,319	4,583,150
Lululemon Athletica, Inc. (a)	15,213	5,866,285
Ross Stores, Inc.	62,917	7,106,475
Starbucks Corp.	188,492	17,203,665
TJX Cos., Inc.	67,651	6,012,821
Yum China Holdings, Inc.	108,115	6,024,168
Yum! Brands, Inc.	92,381	11,542,082
		71,770,563
		166,153,910

	Number of Shares	Value
Consumer, Non-cyclical — 16.0%
Beverages — 1.4%
Monster Beverage Corp. (a)	556,581	$29,470,964
Biotechnology — 2.7%
Illumina, Inc. (a)	88,537	12,154,359
Regeneron Pharmaceuticals, Inc. (a)	26,342	21,678,412
Vertex Pharmaceuticals, Inc. (a)	70,828	24,629,729
		58,462,500
Commercial Services — 1.3%
Adyen NV Sponsored ADR (a) (b)	250,272	1,852,013
Affirm Holdings, Inc. (a) (b)	43,177	918,375
Ant Group Balance Owed 2023 (Acquired 8/14/23, Cost $1,214,643) (a) (c) (d) (e)	1,214,643	1,189,378
Block, Inc. (a)	169,892	7,519,420
Cintas Corp.	4,537	2,182,342
PayPal Holdings, Inc. (a)	153,909	8,997,520
S&P Global, Inc.	17,426	6,367,635
		29,026,683
Food — 0.2%
Mondelez International, Inc. Class A	53,100	3,685,140
Health Care – Products — 3.6%
Align Technology, Inc. (a)	4,154	1,268,299
Danaher Corp.	37,289	9,251,401
Intuitive Surgical, Inc. (a)	103,230	30,173,097
Stryker Corp.	25,767	7,041,348
Teleflex, Inc.	7,349	1,443,417
Thermo Fisher Scientific, Inc.	54,109	27,388,353
		76,565,915
Health Care – Services — 2.6%
Elevance Health, Inc.	11,568	5,036,939
Humana, Inc.	17,770	8,645,460
UnitedHealth Group, Inc.	85,448	43,082,027
		56,764,426
Pharmaceuticals — 4.2%
AstraZeneca PLC Sponsored ADR	50,095	3,392,434
Eli Lilly & Co.	70,868	38,065,329
Novartis AG Sponsored ADR	133,548	13,603,199
Novo Nordisk AS Sponsored ADR	200,790	18,259,843
Roche Holding AG Sponsored ADR	303,738	10,305,830
Zoetis, Inc.	40,135	6,982,687
		90,609,322
		344,584,950
Energy — 0.2%
Oil & Gas Services — 0.2%
Schlumberger NV	80,600	4,698,980

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 8.0%
Banks — 0.4%
Goldman Sachs Group, Inc.	9,795	$3,169,368
Morgan Stanley	72,595	5,928,834
		9,098,202
Diversified Financial Services — 6.6%
Charles Schwab Corp.	78,220	4,294,278
Mastercard, Inc. Class A	85,082	33,684,814
SEI Investments Co.	200,394	12,069,731
Visa, Inc. Class A (b)	396,986	91,310,750
		141,359,573
Insurance — 1.0%
Chubb Ltd.	62,157	12,939,844
Marsh & McLennan Cos., Inc.	44,258	8,422,297
		21,362,141
		171,819,916
Industrial — 3.9%
Aerospace & Defense — 2.2%
Boeing Co. (a)	231,339	44,343,060
TransDigm Group, Inc. (a)	3,665	3,090,071
		47,433,131
Electronics — 0.1%
TE Connectivity Ltd.	18,214	2,249,975
Machinery – Diversified — 0.3%
Deere & Co.	16,465	6,213,562
Miscellaneous - Manufacturing — 0.3%
General Electric Co.	58,373	6,453,135
Transportation — 1.0%
Expeditors International of Washington, Inc.	133,514	15,304,710
Old Dominion Freight Line, Inc.	13,477	5,513,980
		20,818,690
		83,168,493
Technology — 34.4%
Computers — 5.9%
Apple, Inc.	726,427	124,371,567
Crowdstrike Holdings, Inc. Class A (a)	12,465	2,086,392
Fortinet, Inc. (a)	20,645	1,211,448
		127,669,407
Semiconductors — 9.3%
Advanced Micro Devices, Inc. (a)	66,144	6,800,926
ASML Holding NV	21,284	12,529,040
Lam Research Corp.	3,559	2,230,674
Marvell Technology, Inc.	57,933	3,135,913
Monolithic Power Systems, Inc.	13,654	6,308,148
NVIDIA Corp.	335,797	146,068,337
QUALCOMM, Inc.	129,261	14,355,727

	Number of Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	45,978	$3,995,488
Texas Instruments, Inc.	25,624	4,074,472
		199,498,725
Software — 19.2%
Atlassian Corp. Class A (a)	22,865	4,607,526
Autodesk, Inc. (a)	134,648	27,860,018
Bill Holdings, Inc. (a)	34,671	3,764,231
Canva, Inc. (Acquired 8/16/21-12/17/21, Cost $2,302,739) (a) (c) (d) (e)	1,351	1,441,059
Confluent, Inc. Class A (a)	53,275	1,577,473
Datadog, Inc. Class A (a)	23,932	2,179,966
Fiserv, Inc. (a)	22,934	2,590,625
Gusto, Inc. (Acquired 10/04/21, Cost $765,943) (a) (c) (d) (e)	26,606	409,200
Intuit, Inc.	29,778	15,214,771
Microsoft Corp.	662,189	209,086,177
MongoDB, Inc. (a)	19,138	6,619,069
MSCI, Inc.	3,205	1,644,421
Oracle Corp.	404,821	42,878,640
Roper Technologies, Inc.	19,303	9,348,057
Salesforce, Inc. (a)	135,182	27,412,206
ServiceNow, Inc. (a)	48,640	27,187,814
Snowflake, Inc. Class A (a)	16,730	2,555,842
Synopsys, Inc. (a)	33,083	15,184,105
Veeva Systems, Inc. Class A (a)	15,912	3,237,296
Workday, Inc. Class A (a)	46,927	10,082,266
		414,880,762
		742,048,894
Utilities — 0.3%
Electric — 0.3%
Constellation Energy Corp.	56,058	6,114,807

TOTAL COMMON STOCK (Cost $1,432,480,639)		2,126,024,519

PREFERRED STOCK — 0.2%
Technology — 0.2%
Software — 0.2%
Canva, Inc., Series A (Acquired 11/04/21-12/17/21, Cost $144,893) (a) (c) (d) (e)	85	90,666
Canva, Inc., Series A-3 (Acquired 11/04/21-12/17/21, Cost $17,043) (a) (c) (d) (e)	10	10,667
Databricks, Inc., Series G (Acquired 2/01/21, Cost $815,183) (a) (c) (d) (e)	13,788	1,013,418

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Databricks, Inc., Series H (Acquired 8/31/21, Cost $2,202,319) (a) (c) (d) (e)	29,970	$2,202,795
Gusto, Inc., Series E (Acquired 7/13/21, Cost $1,117,484) (a) (c) (d) (e)	36,765	565,446
		3,882,992

TOTAL PREFERRED STOCK (Cost $4,296,923)		3,882,992

TOTAL EQUITIES (Cost $1,436,777,562)		2,129,907,511
	Principal Amount
BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%
Retail — 0.1%
Carvana Co.
12.000% 12/01/28 (f)	$770,000	604,696
14.000% 6/01/31 (f)	1,367,000	1,069,951
13.000% 6/01/30 (f)	1,155,000	900,900
		2,575,547

TOTAL CORPORATE DEBT (Cost $3,674,750)		2,575,547

TOTAL BONDS & NOTES (Cost $3,674,750)		2,575,547

TOTAL LONG-TERM INVESTMENTS (Cost $1,440,452,312)		2,132,483,058

SHORT-TERM INVESTMENTS — 0.7%
	Number of Shares
Investment of Cash Collateral from Securities Loaned — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	56,575	56,575
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	105	105

	Principal Amount	Value
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (h)	$14,477,696	$14,477,696

TOTAL SHORT-TERM INVESTMENTS (Cost $14,534,376)		14,534,376

TOTAL INVESTMENTS — 99.6% (Cost $1,454,986,688) (i)		2,147,017,434

Other Assets/(Liabilities) — 0.4%		8,866,990

NET ASSETS — 100.0%		$2,155,884,424

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $2,098,294 or 0.10% of net assets. The Fund received $2,089,415 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $6,922,629 or 0.32% of net assets.

(d)	Investment is valued using significant unobservable inputs.
(e)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $6,922,629 or 0.32% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $2,575,547 or 0.12% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $14,479,627. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 0.625%, maturity dates ranging from 1/15/26 - 2/28/26, and an aggregate market value, including accrued interest, of $14,767,385.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.6%
COMMON STOCK — 97.6%
Basic Materials — 1.4%
Chemicals — 1.4%
Linde PLC	5,500	$2,047,925
Communications — 22.1%
Internet — 22.1%
Airbnb, Inc. Class A (a)	9,097	1,248,199
Alphabet, Inc. Class A (a)	21,667	2,835,344
Amazon.com, Inc. (a)	88,737	11,280,248
DoorDash, Inc., Class A (a)	23,872	1,897,108
Match Group, Inc. (a)	32,683	1,280,357
Meta Platforms, Inc. Class A (a)	11,153	3,348,242
Netflix, Inc. (a)	6,814	2,572,966
Sea Ltd. ADR (a)	24,021	1,055,723
Shopify, Inc. Class A (a)	38,204	2,084,792
Uber Technologies, Inc. (a)	121,610	5,592,844
		33,195,823
		33,195,823
Consumer, Cyclical — 3.3%
Apparel — 1.2%
NIKE, Inc. Class B	19,565	1,870,805
Distribution & Wholesale — 1.2%
Copart, Inc. (a)	42,010	1,810,211
Retail — 0.9%
Floor & Decor Holdings, Inc. Class A (a) (b)	14,557	1,317,409
		4,998,425
Consumer, Non-cyclical — 17.1%
Biotechnology — 1.8%
Corteva, Inc.	42,657	2,182,332
Ultragenyx Pharmaceutical, Inc. (a)	15,439	550,401
		2,732,733
Commercial Services — 4.9%
Block, Inc. (a)	47,939	2,121,780
CoStar Group, Inc. (a)	35,083	2,697,532
S&P Global, Inc.	6,975	2,548,735
		7,368,047
Health Care – Products — 6.7%
10X Genomics, Inc. Class A (a)	24,120	994,950
Align Technology, Inc. (a)	3,767	1,150,140
Danaher Corp.	9,077	2,252,004
Edwards Lifesciences Corp. (a)	48,904	3,388,069
Intuitive Surgical, Inc. (a)	7,752	2,265,832
		10,050,995
Health Care – Services — 1.1%
IQVIA Holdings, Inc. (a)	7,968	1,567,704

	Number of Shares	Value
Pharmaceuticals — 2.6%
Dexcom, Inc. (a)	41,497	$3,871,670
		25,591,149
Financial — 12.0%
Diversified Financial Services — 10.9%
CME Group, Inc.	19,497	3,903,689
Mastercard, Inc. Class A	10,957	4,337,986
Visa, Inc. Class A	34,943	8,037,239
		16,278,914
Private Equity — 1.1%
KKR & Co., Inc.	27,468	1,692,029
		17,970,943
Industrial — 6.3%
Aerospace & Defense — 2.1%
Boeing Co. (a)	16,714	3,203,739
Environmental Controls — 1.9%
Waste Management, Inc.	18,572	2,831,116
Transportation — 2.3%
Canadian Pacific Kansas City Ltd. (b)	45,107	3,356,412
		9,391,267
Technology — 35.4%
Semiconductors — 10.5%
Advanced Micro Devices, Inc. (a)	20,391	2,096,602
Entegris, Inc.	20,586	1,933,231
Lam Research Corp.	4,165	2,610,497
NVIDIA Corp.	20,928	9,103,471
		15,743,801
Software — 24.9%
Atlassian Corp. Class A (a)	14,827	2,987,789
Cloudflare, Inc. Class A (a)	20,964	1,321,570
Datadog, Inc. Class A (a)	37,156	3,384,540
Microsoft Corp.	51,203	16,167,347
ServiceNow, Inc. (a)	15,285	8,543,704
Snowflake, Inc. Class A (a)	13,466	2,057,201
Veeva Systems, Inc. Class A (a)	14,215	2,892,042
		37,354,193
		53,097,994

TOTAL COMMON STOCK (Cost $134,887,894)		146,293,526

TOTAL EQUITIES (Cost $134,887,894)		146,293,526

TOTAL LONG-TERM INVESTMENTS (Cost $134,887,894)		146,293,526

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 4.8%
Investment of Cash Collateral from Securities Loaned — 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	3,393,780	$3,393,780
	Principal Amount
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$3,682,798	3,682,798

TOTAL SHORT-TERM INVESTMENTS (Cost $7,076,578)		7,076,578

TOTAL INVESTMENTS — 102.4% (Cost $141,964,472) (e)		153,370,104

Other Assets/(Liabilities) — (2.4)%		(3,560,802)

NET ASSETS — 100.0%		$149,809,302

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $3,367,524 or 2.25% of net assets. The Fund received $45,735 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,683,289. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $3,756,486.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 96.9%
COMMON STOCK — 96.7%
Basic Materials — 4.6%
Chemicals — 3.2%
Akzo Nobel NV	6,309	$455,286
CF Industries Holdings, Inc.	6,241	535,103
Huntsman Corp.	9,884	241,170
LyondellBasell Industries NV Class A	6,293	595,947
Mosaic Co.	13,600	484,160
Olin Corp.	18,963	947,771
		3,259,437
Iron & Steel — 1.4%
Cleveland-Cliffs, Inc. (a)	2,297	35,902
Nucor Corp.	4,109	642,442
Steel Dynamics, Inc.	5,660	606,865
United States Steel Corp.	5,747	186,663
		1,471,872
		4,731,309
Communications — 9.2%
Advertising — 0.6%
Interpublic Group of Cos., Inc.	11,758	336,984
Omnicom Group, Inc.	2,611	194,467
Trade Desk, Inc. Class A (a)	771	60,254
		591,705
Internet — 3.2%
Coupang, Inc. (a)	3,389	57,613
DoorDash, Inc., Class A (a)	3,128	248,582
eBay, Inc.	13,604	599,800
Etsy, Inc. (a)	2,597	167,714
Expedia Group, Inc. (a)	1,841	189,752
F5, Inc. (a)	2,750	443,135
GoDaddy, Inc. Class A (a)	3,229	240,496
IAC, Inc. (a)	11,600	584,524
TripAdvisor, Inc. (a)	5,175	85,802
VeriSign, Inc. (a)	2,629	532,452
Zillow Group, Inc. Class C (a)	5,062	233,662
		3,383,532
Media — 4.7%
Altice USA, Inc. Class A (a)	54,083	176,851
DISH Network Corp. Class A (a) (b)	39,300	230,298
Fox Corp. Class A	15,700	489,840
Fox Corp. Class B	14,245	411,396
Liberty Broadband Corp. Class C (a)	9,400	858,408
Liberty Global PLC Class A (a)	51,900	888,528
Liberty Media Corp-Liberty SiriusXM Class C (a)	29,502	751,121
News Corp. Class A	32,700	655,962

	Number of Shares	Value
Warner Bros Discovery, Inc. (a)	42,227	$458,585
		4,920,989
Telecommunications — 0.7%
BCE, Inc. (b)	6,553	250,155
Corning, Inc.	4,724	143,940
Juniper Networks, Inc.	10,186	283,069
		677,164
		9,573,390
Consumer, Cyclical — 7.6%
Airlines — 1.5%
Alaska Air Group, Inc. (a)	5,244	194,448
Delta Air Lines, Inc.	13,814	511,118
Southwest Airlines Co.	18,289	495,083
United Airlines Holdings, Inc. (a)	9,157	387,341
		1,587,990
Apparel — 0.1%
Deckers Outdoor Corp. (a)	231	118,755
Auto Manufacturers — 0.2%
Cummins, Inc.	971	221,835
Auto Parts & Equipment — 1.0%
Allison Transmission Holdings, Inc.	1,894	111,860
Aptiv PLC (a)	1,884	185,743
BorgWarner, Inc.	10,203	411,895
Cie Generale des Etablissements Michelin SCA	9,687	296,905
Phinia, Inc.	1,163	31,157
		1,037,560
Distribution & Wholesale — 1.3%
Bunzl PLC	10,292	365,290
Ferguson PLC	1,376	226,311
LKQ Corp.	11,600	574,316
W.W. Grainger, Inc.	179	123,839
		1,289,756
Entertainment — 0.2%
Liberty Media Corp-Liberty Live Class C (a)	4,625	148,462
Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	3,919	588,555
MGM Resorts International	1,322	48,597
		637,152
Retail — 2.7%
Advance Auto Parts, Inc.	4,900	274,057
Beacon Roofing Supply, Inc. (a)	4,305	332,217
Best Buy Co., Inc.	760	52,797
Dollar Tree, Inc. (a)	9,000	958,050
MSC Industrial Direct Co., Inc. Class A	5,256	515,877

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
O’Reilly Automotive, Inc. (a)	134	$121,787
Ross Stores, Inc.	3,900	440,505
Ulta Beauty, Inc. (a)	280	111,846
Yum! Brands, Inc.	166	20,740
		2,827,876
		7,869,386
Consumer, Non-cyclical — 18.4%
Biotechnology — 1.3%
Bio-Rad Laboratories, Inc. Class A (a)	2,600	931,970
Incyte Corp. (a)	1,658	95,783
Royalty Pharma PLC Class A	11,554	313,575
		1,341,328
Commercial Services — 1.8%
ADT, Inc.	10,012	60,072
Booz Allen Hamilton Holding Corp.	325	35,513
Clarivate PLC (a) (b)	84,400	566,324
FleetCor Technologies, Inc. (a)	2,400	612,816
Gartner, Inc. (a)	189	64,942
Global Payments, Inc.	4,900	565,411
		1,905,078
Cosmetics & Personal Care — 0.2%
Kenvue, Inc.	10,196	204,736
Food — 4.1%
Conagra Brands, Inc.	30,361	832,498
General Mills, Inc.	2,837	181,539
J. M. Smucker Co.	1,490	183,136
Kellogg Co.	1,174	69,865
Koninklijke Ahold Delhaize NV	22,456	677,118
Kroger Co.	13,585	607,929
Performance Food Group Co. (a)	516	30,372
Post Holdings, Inc. (a)	8,100	694,494
Seaboard Corp.	9	33,777
Tyson Foods, Inc. Class A	9,900	499,851
US Foods Holding Corp. (a)	10,580	420,026
		4,230,605
Health Care – Products — 3.1%
Align Technology, Inc. (a)	354	108,083
Baxter International, Inc.	2,279	86,010
DENTSPLY SIRONA, Inc.	5,989	204,584
Embecta Corp.	6,349	95,552
Envista Holdings Corp. (a)	9,455	263,605
Hologic, Inc. (a)	10,535	731,129
Koninklijke Philips NV (a) (b)	28,837	575,010
Smith & Nephew PLC ADR Sponsored ADR	6,779	167,916
West Pharmaceutical Services, Inc.	112	42,024
Zimmer Biomet Holdings, Inc.	8,249	925,703
		3,199,616

	Number of Shares	Value
Health Care – Services — 3.4%
Catalent, Inc. (a)	4,700	$213,991
Centene Corp. (a)	13,899	957,363
Fortrea Holdings, Inc. (a)	3,300	94,347
IQVIA Holdings, Inc. (a)	78	15,347
Laboratory Corp. of America Holdings	5,482	1,102,156
Quest Diagnostics, Inc.	5,129	625,020
Universal Health Services, Inc. Class B	4,125	518,636
		3,526,860
Household Products & Wares — 0.5%
Kimberly-Clark Corp.	4,721	570,533
Pharmaceuticals — 4.0%
Cardinal Health, Inc.	3,837	333,128
Cencora, Inc.	6,263	1,127,152
Elanco Animal Health, Inc. (a)	23,431	263,364
Henry Schein, Inc. (a)	10,252	761,211
Jazz Pharmaceuticals PLC (a)	4,115	532,646
Neurocrine Biosciences, Inc. (a)	1,205	135,562
Organon & Co.	17,700	307,272
Perrigo Co. PLC	20,800	664,560
Premier, Inc. Class A	4,519	97,159
		4,222,054
		19,200,810
Energy — 6.5%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	1,028	123,514
Oil & Gas — 3.8%
APA Corp.	1,685	69,253
Chesapeake Energy Corp. (b)	6,200	534,626
Devon Energy Corp.	1,688	80,518
Diamondback Energy, Inc.	4,160	644,301
EQT Corp.	12,561	509,725
HF Sinclair Corp.	7,022	399,762
Marathon Oil Corp.	22,541	602,972
Occidental Petroleum Corp.	4,822	312,851
Phillips 66	5,805	697,471
Range Resources Corp.	1,553	50,333
		3,901,812
Oil & Gas Services — 0.4%
Baker Hughes Co.	13,157	464,705
Pipelines — 2.2%
Enterprise Products Partners LP (c)	24,274	664,380
Kinder Morgan, Inc.	46,300	767,654
Williams Cos., Inc.	25,100	845,619
		2,277,653
		6,767,684

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 20.4%
Banks — 3.4%
Bank of New York Mellon Corp.	18,408	$785,101
East West Bancorp, Inc.	5,307	279,732
First Citizens BancShares, Inc. Class A	194	267,739
First Hawaiian, Inc.	15,962	288,114
First Horizon Corp.	8,130	89,593
Northern Trust Corp.	11,884	825,700
Prosperity Bancshares, Inc.	2,414	131,756
Synovus Financial Corp.	3,316	92,185
Truist Financial Corp.	14,124	404,088
US Bancorp	5,462	180,574
Westamerica BanCorp	3,244	140,303
		3,484,885
Diversified Financial Services — 1.8%
Ally Financial, Inc.	17,950	478,906
Apollo Global Management, Inc.	1,591	142,808
Blue Owl Capital, Inc.	18,156	235,302
Coinbase Global, Inc. Class A (a)	753	56,535
LPL Financial Holdings, Inc.	437	103,853
Stifel Financial Corp.	4,906	301,425
Synchrony Financial	2,529	77,311
T. Rowe Price Group, Inc.	4,780	501,279
		1,897,419
Insurance — 8.6%
Aflac, Inc.	4,672	358,576
Allstate Corp.	20,527	2,286,913
Arch Capital Group Ltd. (a)	7,500	597,825
Axis Capital Holdings Ltd.	409	23,055
Fidelity National Financial, Inc.	14,200	586,460
Hanover Insurance Group, Inc.	2,774	307,859
Hartford Financial Services Group, Inc.	8,691	616,279
Loews Corp.	815	51,598
Markel Group, Inc. (a)	600	883,494
Old Republic International Corp.	13,500	363,690
Reinsurance Group of America, Inc.	7,690	1,116,511
W. R. Berkley Corp.	8,919	566,267
Willis Towers Watson PLC	5,895	1,231,819
		8,990,346
Real Estate Investment Trusts (REITS) — 6.5%
AvalonBay Communities, Inc.	3,408	585,290
Camden Property Trust	5,169	488,884
Equity Residential	9,656	566,904
Essex Property Trust, Inc.	1,904	403,819
Gaming & Leisure Properties, Inc.	10,600	482,830
Healthpeak Properties, Inc.	49,528	909,334
JBG SMITH Properties	35,543	513,952

	Number of Shares	Value
Mid-America Apartment Communities, Inc.	3,863	$496,975
Public Storage	1,488	392,118
Realty Income Corp.	10,252	511,985
Regency Centers Corp.	7,821	464,880
Simon Property Group, Inc.	1,145	123,694
VICI Properties, Inc.	7,254	211,091
Weyerhaeuser Co.	15,548	476,702
WP Carey, Inc.	3,300	178,464
		6,806,922
Savings & Loans — 0.1%
Capitol Federal Financial, Inc.	17,778	84,801
		21,264,373
Industrial — 14.0%
Aerospace & Defense — 0.8%
General Dynamics Corp.	1,123	248,149
Howmet Aerospace, Inc.	12,176	563,140
		811,289
Building Materials — 1.4%
Builders FirstSource, Inc. (a)	6,218	774,079
Cie de Saint-Gobain SA	5,929	355,198
Louisiana-Pacific Corp.	6,100	337,147
		1,466,424
Electrical Components & Equipment — 0.6%
Acuity Brands, Inc.	150	25,547
Emerson Electric Co.	6,013	580,675
		606,222
Electronics — 2.8%
Agilent Technologies, Inc.	263	29,408
Amphenol Corp. Class A	6,919	581,127
Flex Ltd. (a)	14,700	396,606
Garmin Ltd.	693	72,903
Hubbell, Inc.	239	74,905
Jabil, Inc.	234	29,692
Keysight Technologies, Inc. (a)	3,570	472,347
nVent Electric PLC	5,824	308,614
TE Connectivity Ltd.	2,958	365,402
Vontier Corp.	18,702	578,266
		2,909,270
Engineering & Construction — 0.5%
EMCOR Group, Inc.	145	30,507
Vinci SA	4,176	462,311
		492,818
Environmental Controls — 0.7%
Republic Services, Inc.	5,122	729,936
Machinery – Construction & Mining — 0.8%
Oshkosh Corp.	8,257	787,966

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.4%
CNH Industrial NV	25,200	$304,920
Gates Industrial Corp. PLC (a)	2,305	26,761
IMI PLC	7,319	139,202
		470,883
Miscellaneous - Manufacturing — 1.5%
Carlisle Cos., Inc.	245	63,519
Donaldson Co., Inc.	4,124	245,955
ITT, Inc.	1,464	143,340
Parker-Hannifin Corp.	1,455	566,752
Textron, Inc.	7,667	599,099
		1,618,665
Packaging & Containers — 1.8%
Amcor PLC	48,897	447,896
Graphic Packaging Holding Co.	25,600	570,368
Packaging Corp. of America	4,116	632,012
Sonoco Products Co.	4,326	235,118
		1,885,394
Shipbuilding — 1.4%
Huntington Ingalls Industries, Inc.	6,913	1,414,262
Transportation — 1.3%
FedEx Corp.	2,200	582,824
Heartland Express, Inc.	16,902	248,290
Kirby Corp. (a)	318	26,330
Norfolk Southern Corp.	2,403	473,223
Ryder System, Inc.	726	77,646
		1,408,313
		14,601,442
Technology — 5.1%
Computers — 1.8%
Amdocs Ltd.	5,581	471,539
Crowdstrike Holdings, Inc. Class A (a)	854	142,942
Genpact Ltd.	648	23,458
Hewlett Packard Enterprise Co.	16,600	288,342
HP, Inc.	12,315	316,495
NetApp, Inc.	617	46,818
Pure Storage, Inc. Class A (a)	2,934	104,509
Western Digital Corp. (a)	9,866	450,186
		1,844,289
Semiconductors — 1.1%
Cirrus Logic, Inc. (a)	2,893	213,966
IPG Photonics Corp. (a)	178	18,074
Microchip Technology, Inc.	5,427	423,577
Qorvo, Inc. (a)	2,301	219,677
Skyworks Solutions, Inc.	717	70,689
Teradyne, Inc.	2,317	232,766
		1,178,749

	Number of Shares	Value
Software — 2.2%
Datadog, Inc. Class A (a)	348	$31,699
DocuSign, Inc. (a)	2,875	120,750
Dropbox, Inc. Class A (a)	1,382	37,632
Dynatrace, Inc. (a)	2,623	122,573
Elastic NV (a)	1,630	132,421
Electronic Arts, Inc.	6,696	806,198
Fidelity National Information Services, Inc.	5,800	320,566
HubSpot, Inc. (a)	251	123,618
Paychex, Inc.	344	39,674
Paycom Software, Inc.	93	24,112
RingCentral, Inc. Class A (a)	1,594	47,230
Smartsheet, Inc. Class A (a)	3,026	122,432
Splunk, Inc. (a)	303	44,314
Synopsys, Inc. (a)	270	123,922
Teradata Corp. (a)	341	15,352
Veeva Systems, Inc. Class A (a)	594	120,849
		2,233,342
		5,256,380
Utilities — 10.9%
Electric — 9.1%
CenterPoint Energy, Inc.	19,800	531,630
CMS Energy Corp.	4,977	264,328
Dominion Energy, Inc.	22,100	987,207
Duke Energy Corp.	5,165	455,863
Edison International	16,026	1,014,286
Entergy Corp.	5,854	541,495
Evergy, Inc.	22,434	1,137,404
Eversource Energy	13,570	789,096
Exelon Corp.	13,900	525,281
Northwestern Energy Group, Inc.	11,455	550,527
OGE Energy Corp.	26,819	893,877
PG&E Corp. (a)	38,325	618,182
Pinnacle West Capital Corp.	5,486	404,209
Vistra Corp.	16,326	541,697
WEC Energy Group, Inc.	3,597	289,738
		9,544,820
Gas — 1.8%
Atmos Energy Corp.	1,038	109,955
National Fuel Gas Co.	5,500	285,505
NiSource, Inc.	34,100	841,588
Spire, Inc.	10,733	607,273
		1,844,321
		11,389,141

TOTAL COMMON STOCK (Cost $104,481,073)		100,653,915

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.2%
Consumer, Non-cyclical — 0.2%
Household Products & Wares — 0.2%
Henkel AG & Co. KGaA 2.753%	3,639	$259,724

TOTAL PREFERRED STOCK (Cost $243,888)		259,724

TOTAL EQUITIES (Cost $104,724,961)		100,913,639

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
iShares Russell Mid-Cap Value ETF (b)	6,883	718,172

TOTAL MUTUAL FUNDS (Cost $761,441)		718,172

TOTAL LONG-TERM INVESTMENTS (Cost $105,486,402)		101,631,811

SHORT-TERM INVESTMENTS — 2.6%
Investment of Cash Collateral from Securities Loaned — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	156,333	156,333

	Principal Amount	Value
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$2,537,686	$2,537,686

TOTAL SHORT-TERM INVESTMENTS (Cost $2,694,019)		2,694,019

TOTAL INVESTMENTS — 100.2% (Cost $108,180,421) (f)		104,325,830

Other Assets/(Liabilities) — (0.2)%		(223,891)

NET ASSETS — 100.0%		$104,101,939

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $2,852,413 or 2.74% of net assets. The Fund received $2,779,329 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,538,024. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 0.500%, maturity dates ranging from 12/31/25 - 2/28/26, and an aggregate market value, including accrued interest, of $2,588,497.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/22/23	USD	722,777	EUR	679,977	$1,142
Goldman Sachs & Co.	12/22/23	CAD	9,246	USD	6,857	(41)
Goldman Sachs & Co.	12/22/23	USD	562,817	GBP	460,646	463
Goldman Sachs & Co.	12/22/23	USD	222,001	CAD	299,334	1,336
JP Morgan Chase Bank N.A.	12/22/23	USD	722,907	EUR	679,977	1,272
Morgan Stanley & Co. LLC	12/22/23	USD	723,052	EUR	679,977	1,416
						$5,588

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.0%
COMMON STOCK — 97.0%
Basic Materials — 9.1%
Chemicals — 4.6%
Axalta Coating Systems Ltd. (a)	13,262	$356,748
Cabot Corp.	9,488	657,234
Element Solutions, Inc.	24,589	482,190
HB Fuller Co.	5,033	345,314
Mativ Holdings, Inc.	27,812	396,599
		2,238,085
Iron & Steel — 2.1%
ATI, Inc. (a)	24,715	1,017,022
Mining — 2.4%
Ferroglobe PLC (a)	82,530	429,156
Kaiser Aluminum Corp.	10,150	763,889
		1,193,045
		4,448,152
Communications — 4.1%
Internet — 1.9%
ePlus, Inc. (a)	5,162	327,890
Perficient, Inc. (a)	5,453	315,511
Shutterstock, Inc.	8,388	319,163
		962,564
Telecommunications — 2.2%
Ciena Corp. (a)	16,550	782,153
Infinera Corp. (a)	67,811	283,450
		1,065,603
		2,028,167
Consumer, Cyclical — 12.3%
Apparel — 1.4%
Kontoor Brands, Inc.	9,187	403,401
Oxford Industries, Inc.	2,821	271,183
		674,584
Auto Parts & Equipment — 5.3%
Adient PLC (a)	19,860	728,862
American Axle & Manufacturing Holdings, Inc. (a)	72,159	523,874
Gentherm, Inc. (a)	11,695	634,571
Goodyear Tire & Rubber Co. (a)	26,205	325,728
Visteon Corp. (a)	2,678	369,752
		2,582,787
Food Services — 1.0%
Aramark	13,983	485,210
Home Builders — 1.3%
Century Communities, Inc.	4,878	325,753
Tri Pointe Homes, Inc. (a)	11,869	324,617
		650,370

	Number of Shares	Value
Home Furnishing — 0.6%
Sonos, Inc. (a)	24,277	$313,416
Lodging — 0.7%
Wyndham Hotels & Resorts, Inc.	4,901	340,816
Office Furnishings — 0.7%
Interface, Inc.	35,619	349,422
Retail — 0.6%
Five Below, Inc. (a)	1,891	304,262
Textiles — 0.7%
UniFirst Corp.	2,052	334,496
		6,035,363
Consumer, Non-cyclical — 10.6%
Agriculture — 1.3%
Darling Ingredients, Inc. (a)	11,916	622,015
Commercial Services — 4.6%
BrightView Holdings, Inc. (a)	26,861	208,173
Colliers International Group, Inc.	2,905	276,701
Huron Consulting Group, Inc. (a)	3,289	342,582
Monro, Inc.	10,106	280,644
Sterling Check Corp. (a)	30,504	384,961
TriNet Group, Inc. (a)	601	70,004
WillScot Mobile Mini Holdings Corp. (a)	16,636	691,891
		2,254,956
Food — 1.6%
Hain Celestial Group, Inc. (a)	2,630	27,273
Post Holdings, Inc. (a)	3,503	300,347
SunOpta, Inc. (a)	62,229	209,712
US Foods Holding Corp. (a)	6,181	245,386
		782,718
Health Care – Products — 1.9%
Haemonetics Corp. (a)	2,018	180,773
ICU Medical, Inc. (a)	2,665	317,162
Integra LifeSciences Holdings Corp. (a)	10,918	416,958
		914,893
Household Products & Wares — 1.2%
ACCO Brands Corp.	38,375	220,272
Spectrum Brands Holdings, Inc.	5,017	393,082
		613,354
		5,187,936
Energy — 4.2%
Oil & Gas — 2.6%
Chesapeake Energy Corp. (b)	4,050	349,231
Chord Energy Corp.	2,879	466,600
Sitio Royalties Corp. Class A	19,403	469,747
		1,285,578

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.6%
Atlas Energy Solutions, Inc. Class A	18,682	$415,301
NOW, Inc. (a)	30,713	364,563
		779,864
		2,065,442
Financial — 27.9%
Banks — 14.0%
Cadence Bank	11,806	250,523
Columbia Banking System, Inc.	30,596	621,099
Eastern Bankshares, Inc.	17,029	213,544
First Citizens BancShares, Inc. Class A	362	499,596
First Interstate BancSystem, Inc. Class A	9,088	226,655
Hancock Whitney Corp.	7,931	293,368
International Bancshares Corp.	5,452	236,290
Live Oak Bancshares, Inc.	20,522	594,112
OFG Bancorp	28,907	863,163
Old National Bancorp	38,837	564,690
Seacoast Banking Corp. of Florida	13,781	302,631
Synovus Financial Corp.	8,079	224,596
Texas Capital Bancshares, Inc. (a)	15,005	883,794
Triumph Financial, Inc. (a)	11,695	757,719
Webster Financial Corp.	7,420	299,100
		6,830,880
Diversified Financial Services — 3.3%
Air Lease Corp.	9,776	385,272
Bread Financial Holdings, Inc.	10,808	369,634
Burford Capital Ltd.	37,482	524,748
Houlihan Lokey, Inc.	3,287	352,103
		1,631,757
Insurance — 5.3%
Assured Guaranty Ltd.	5,787	350,229
Kemper Corp.	9,998	420,216
NMI Holdings, Inc. Class A (a)	10,429	282,522
ProAssurance Corp.	21,716	410,215
Reinsurance Group of America, Inc.	3,417	496,114
SiriusPoint Ltd. (a)	31,356	318,891
White Mountains Insurance Group Ltd.	218	326,060
		2,604,247
Real Estate Investment Trusts (REITS) — 5.3%
Alexander & Baldwin, Inc.	13,811	231,058
Centerspace	4,792	288,766
Independence Realty Trust, Inc.	22,661	318,840
Kimco Realty Corp.	19,694	346,418
LXP Industrial Trust	24,468	217,765
NETSTREIT Corp.	16,280	253,642
Pebblebrook Hotel Trust (b)	23,803	323,483

	Number of Shares	Value
Phillips Edison & Co., Inc.	7,427	$249,102
PotlatchDeltic Corp.	8,034	364,663
		2,593,737
		13,660,621
Industrial — 23.4%
Aerospace & Defense — 0.4%
Leonardo DRS, Inc. (a)	12,361	206,429
Building Materials — 5.8%
American Woodmark Corp. (a)	5,060	382,587
Apogee Enterprises, Inc.	12,423	584,875
Fortune Brands Innovations, Inc.	5,553	345,174
Gibraltar Industries, Inc. (a)	13,437	907,132
Masonite International Corp. (a)	6,825	636,226
		2,855,994
Electrical Components & Equipment — 0.8%
Belden, Inc.	4,147	400,393
Electronics — 2.8%
Brady Corp. Class A	7,472	410,362
Coherent Corp. (a)	18,756	612,196
CTS Corp.	7,907	330,038
		1,352,596
Environmental Controls — 1.2%
Clean Harbors, Inc. (a)	1,014	169,703
Enviri Corp. (a)	59,296	428,117
		597,820
Hand & Machine Tools — 2.7%
Enerpac Tool Group Corp.	30,928	817,427
Kennametal, Inc.	20,262	504,119
		1,321,546
Machinery – Diversified — 1.0%
Middleby Corp. (a)	2,687	343,936
Thermon Group Holdings, Inc. (a)	5,713	156,936
		500,872
Metal Fabricate & Hardware — 1.4%
Janus International Group, Inc. (a)	18,690	199,983
Standex International Corp.	3,200	466,208
		666,191
Miscellaneous - Manufacturing — 0.9%
Materion Corp.	4,192	427,207
Packaging & Containers — 1.5%
Sealed Air Corp.	9,180	301,655
TriMas Corp.	17,977	445,110
		746,765
Transportation — 3.2%
Air Transport Services Group, Inc. (a)	31,993	667,694
Kirby Corp. (a)	9,171	759,359

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Ryder System, Inc.	1,200	$128,340
		1,555,393
Trucking & Leasing — 1.7%
GATX Corp.	365	39,723
Greenbrier Cos., Inc.	19,836	793,440
		833,163
		11,464,369
Technology — 4.2%
Computers — 0.7%
WNS Holdings Ltd. ADR (a)	5,059	346,339
Semiconductors — 1.8%
Diodes, Inc. (a)	9,014	710,664
Vishay Precision Group, Inc. (a)	5,737	192,648
		903,312
Software — 1.7%
ACI Worldwide, Inc. (a)	16,868	380,542
Progress Software Corp.	7,678	403,710
Veradigm, Inc. (a)	1,800	23,652
		807,904
		2,057,555
Utilities — 1.2%
Electric — 0.6%
Portland General Electric Co.	7,490	303,195
Gas — 0.6%
ONE Gas, Inc.	3,931	268,409
		571,604

TOTAL COMMON STOCK (Cost $45,449,883)		47,519,209

TOTAL EQUITIES (Cost $45,449,883)		47,519,209

TOTAL LONG-TERM INVESTMENTS (Cost $45,449,883)		47,519,209

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (c)	$1,452,183	$1,452,183

TOTAL SHORT-TERM INVESTMENTS (Cost $1,452,183)		1,452,183

TOTAL INVESTMENTS — 99.9% (Cost $46,902,066) (d)		48,971,392

Other Assets/(Liabilities) — 0.1%		25,938

NET ASSETS — 100.0%		$48,997,330

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $672,844 or 1.37% of net assets. The Fund received $689,593 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $1,452,377. Collateralized by U.S. Government Agency obligations with rates ranging from 0.375% - 0.625%, maturity dates ranging from 1/15/26 - 1/31/26, and an aggregate market value, including accrued interest, of $1,481,303.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 3.8%
Chemicals — 2.4%
AdvanSix, Inc.	37,290	$1,158,973
Element Solutions, Inc.	80,780	1,584,096
HB Fuller Co.	14,270	979,065
Ingevity Corp. (a)	4,623	220,101
Minerals Technologies, Inc.	11,900	651,644
		4,593,879
Iron & Steel — 1.4%
ATI, Inc. (a)	24,940	1,026,281
Haynes International, Inc.	36,859	1,714,681
		2,740,962
		7,334,841
Communications — 2.3%
Internet — 1.0%
Criteo SA Sponsored ADR (a)	47,941	1,399,877
Entravision Communications Corp. Class A	97,149	354,594
Solo Brands, Inc. Class A (a)	40,528	206,693
		1,961,164
Media — 0.4%
Cable One, Inc.	1,276	785,557
Townsquare Media, Inc. Class A	8,035	70,065
		855,622
Telecommunications — 0.9%
A10 Networks, Inc.	95,719	1,438,657
Calix, Inc. (a)	1,579	72,381
Casa Systems, Inc. (a)	203,780	172,703
		1,683,741
		4,500,527
Consumer, Cyclical — 16.5%
Airlines — 0.5%
Alaska Air Group, Inc. (a)	28,850	1,069,758
Apparel — 0.6%
Tapestry, Inc.	39,757	1,143,014
Auto Manufacturers — 1.7%
Blue Bird Corp. (a)	75,176	1,605,008
REV Group, Inc.	106,395	1,702,320
		3,307,328
Auto Parts & Equipment — 2.3%
Dana, Inc.	95,776	1,405,034
Goodyear Tire & Rubber Co. (a)	135,000	1,678,050
Shyft Group, Inc.	96,568	1,445,623
		4,528,707

	Number of Shares	Value
Distribution & Wholesale — 0.5%
A-Mark Precious Metals, Inc.	16,079	$471,597
OPENLANE, Inc. (a)	15,719	234,528
Titan Machinery, Inc. (a)	6,590	175,162
		881,287
Entertainment — 1.8%
Accel Entertainment, Inc. (a)	35,596	389,776
Everi Holdings, Inc. (a)	28,020	370,424
IMAX Corp. (a)	63,733	1,231,322
Six Flags Entertainment Corp. (a)	62,140	1,460,911
		3,452,433
Home Builders — 2.3%
Cavco Industries, Inc. (a)	999	265,394
KB Home	27,268	1,261,963
Skyline Champion Corp. (a)	22,157	1,411,844
Taylor Morrison Home Corp. (a)	34,524	1,471,068
		4,410,269
Home Furnishing — 0.1%
Vizio Holding Corp. Class A (a)	31,975	172,985
Leisure Time — 1.1%
Brunswick Corp.	15,859	1,252,861
Malibu Boats, Inc. Class A (a)	10,907	534,661
Planet Fitness, Inc. Class A (a)	5,152	253,375
		2,040,897
Lodging — 0.8%
Boyd Gaming Corp.	5,865	356,768
Hilton Grand Vacations, Inc. (a)	29,290	1,192,103
		1,548,871
Retail — 4.8%
Beacon Roofing Supply, Inc. (a)	11,897	918,091
Citi Trends, Inc. (a)	43,009	955,660
Dave & Buster’s Entertainment, Inc. (a)	19,002	704,404
Dine Brands Global, Inc.	26,638	1,317,249
Genesco, Inc. (a)	45,150	1,391,523
GMS, Inc. (a)	12,699	812,355
MarineMax, Inc. (a)	19,906	653,315
OneWater Marine, Inc. Class A (a) (b)	17,161	439,665
Papa John’s International, Inc.	19,440	1,326,197
Penske Automotive Group, Inc.	2,597	433,855
Red Robin Gourmet Burgers, Inc. (a) (b)	8,248	66,314
Sally Beauty Holdings, Inc. (a)	19,113	160,167
		9,178,795
		31,734,344

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 14.7%
Agriculture — 0.1%
Turning Point Brands, Inc.	9,211	$212,682
Commercial Services — 7.8%
ABM Industries, Inc.	41,320	1,653,213
Adtalem Global Education, Inc. (a)	41,467	1,776,861
AMN Healthcare Services, Inc. (a)	16,084	1,370,035
Barrett Business Services, Inc.	3,310	298,694
Brink’s Co.	16,048	1,165,727
Deluxe Corp.	26,733	504,986
Euronet Worldwide, Inc. (a)	9,252	734,424
EVERTEC, Inc.	38,272	1,422,953
Herc Holdings, Inc.	12,444	1,480,089
ICF International, Inc.	13,810	1,668,386
Korn Ferry	52,417	2,486,663
Loomis AB	13,174	353,756
Repay Holdings Corp. (a)	11,075	84,059
		14,999,846
Cosmetics & Personal Care — 0.6%
Edgewell Personal Care Co.	28,507	1,053,619
Food — 1.4%
Hain Celestial Group, Inc. (a)	99,894	1,035,901
Nomad Foods Ltd. (a)	112,148	1,706,892
		2,742,793
Health Care – Products — 2.0%
Embecta Corp.	22,720	341,936
Enovis Corp. (a)	7,005	369,374
Envista Holdings Corp. (a)	59,817	1,667,698
Integra LifeSciences Holdings Corp. (a)	38,220	1,459,622
		3,838,630
Health Care – Services — 2.3%
Acadia Healthcare Co., Inc. (a)	19,860	1,396,357
Fortrea Holdings, Inc. (a)	45,776	1,308,736
Pediatrix Medical Group, Inc. (a)	125,910	1,600,316
		4,305,409
Household Products & Wares — 0.5%
Spectrum Brands Holdings, Inc.	12,904	1,011,028
		28,164,007
Energy — 6.1%
Energy – Alternate Sources — 0.1%
Enviva, Inc. (b)	16,292	121,701
Oil & Gas — 4.2%
Chord Energy Corp.	2,751	445,855
Earthstone Energy, Inc. Class A (a)	19,068	385,936
HF Sinclair Corp.	28,380	1,615,673
Magnolia Oil & Gas Corp. Class A	137,784	3,156,631

	Number of Shares	Value
Northern Oil & Gas, Inc.	63,537	$2,556,094
		8,160,189
Oil & Gas Services — 1.8%
ChampionX Corp.	97,656	3,478,507
		11,760,397
Financial — 29.3%
Banks — 15.7%
1st Source Corp.	30,248	1,273,138
Ameris Bancorp	18,575	713,094
Associated Banc-Corp.	80,949	1,385,037
Bank of Marin Bancorp	32,926	601,887
BankUnited, Inc.	54,334	1,233,382
Carter Bankshares, Inc. (a)	61,815	774,542
Columbia Banking System, Inc.	32,279	655,264
Comerica, Inc.	27,620	1,147,611
CVB Financial Corp.	34,970	579,453
First BanCorp	208,778	2,810,152
First Busey Corp.	83,834	1,611,290
First Interstate BancSystem, Inc. Class A	21,035	524,613
First Merchants Corp.	8,747	243,342
FNB Corp.	103,864	1,120,693
HarborOne Bancorp, Inc.	117,527	1,118,857
Heritage Financial Corp.	91,782	1,496,964
Home BancShares, Inc.	51,579	1,080,064
Independent Bank Group, Inc.	12,150	480,533
Nicolet Bankshares, Inc.	11,802	823,544
Old National Bancorp	97,397	1,416,152
Origin Bancorp, Inc.	7,858	226,860
Peoples Bancorp, Inc.	28,738	729,370
Popular, Inc.	2,410	151,854
Premier Financial Corp.	67,855	1,157,606
SouthState Corp.	17,408	1,172,603
Synovus Financial Corp.	16,727	465,011
Texas Capital Bancshares, Inc. (a)	27,810	1,638,009
TriCo Bancshares	39,250	1,257,178
UMB Financial Corp.	14,104	875,153
Valley National Bancorp	105,910	906,590
Webster Financial Corp.	12,266	494,442
		30,164,288
Diversified Financial Services — 0.8%
Enact Holdings, Inc.	3,388	92,255
Moelis & Co. Class A	33,219	1,499,174
		1,591,429
Insurance — 2.4%
Axis Capital Holdings Ltd.	22,068	1,243,973
Fidelis Insurance Holdings Ltd. (a)	20,219	296,815
Hanover Insurance Group, Inc.	11,940	1,325,101

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Selective Insurance Group, Inc.	16,408	$1,692,814
		4,558,703
Investment Companies — 0.6%
Compass Diversified Holdings (b)	55,622	1,044,025
Private Equity — 0.1%
Patria Investments Ltd. Class A	16,794	244,856
Real Estate Investment Trusts (REITS) — 6.9%
Apartment Income REIT Corp.	48,650	1,493,555
Broadstone Net Lease, Inc.	95,183	1,361,117
CareTrust REIT, Inc.	14,230	291,715
Easterly Government Properties, Inc.	14,574	166,581
First Industrial Realty Trust, Inc.	31,558	1,501,845
Four Corners Property Trust, Inc.	23,420	519,690
Highwoods Properties, Inc.	20,506	422,629
Kite Realty Group Trust	22,861	489,682
National Health Investors, Inc.	5,547	284,894
National Storage Affiliates Trust	37,114	1,177,998
NETSTREIT Corp.	101,766	1,585,514
Physicians Realty Trust	135,275	1,649,002
Ryman Hospitality Properties, Inc.	3,133	260,916
STAG Industrial, Inc.	47,382	1,635,153
Summit Hotel Properties, Inc.	16,096	93,357
UMH Properties, Inc.	24,732	346,743
		13,280,391
Savings & Loans — 2.8%
Axos Financial, Inc. (a)	7,397	280,050
Berkshire Hills Bancorp, Inc.	69,707	1,397,625
Pacific Premier Bancorp, Inc.	89,824	1,954,570
Provident Financial Services, Inc.	15,312	234,121
WSFS Financial Corp.	40,565	1,480,623
		5,346,989
		56,230,681
Industrial — 15.9%
Aerospace & Defense — 0.5%
Spirit AeroSystems Holdings, Inc. Class A	54,143	873,868
Building Materials — 0.8%
Masonite International Corp. (a)	10,387	968,276
Tecnoglass, Inc.	20,067	661,408
		1,629,684
Electrical Components & Equipment — 0.9%
Belden, Inc.	18,674	1,802,975
Electronics — 2.5%
Atmus Filtration Technologies, Inc. (a)	9,890	206,207
Avnet, Inc.	25,510	1,229,327
Coherent Corp. (a)	37,653	1,228,994
TTM Technologies, Inc. (a)	138,647	1,785,773

	Number of Shares	Value
Vontier Corp.	8,663	$267,860
		4,718,161
Engineering & Construction — 3.2%
Dycom Industries, Inc. (a)	22,187	1,974,643
Fluor Corp. (a)	60,171	2,208,276
Great Lakes Dredge & Dock Corp. (a)	209,820	1,672,265
NV5 Global, Inc. (a)	3,267	314,383
		6,169,567
Environmental Controls — 0.0%
CECO Environmental Corp. (a)	2,184	34,878
Hand & Machine Tools — 0.1%
Luxfer Holdings PLC	9,596	125,228
Machinery – Diversified — 2.6%
Cactus, Inc. Class A	51,014	2,561,413
DXP Enterprises, Inc. (a)	6,123	213,938
Esab Corp.	1,728	121,340
Gates Industrial Corp. PLC (a)	73,780	856,586
Ichor Holdings Ltd. (a)	43,024	1,332,023
		5,085,300
Metal Fabricate & Hardware — 1.7%
Hillman Solutions Corp. (a)	251,016	2,070,882
Timken Co.	17,293	1,270,863
		3,341,745
Miscellaneous - Manufacturing — 0.0%
DIRTT Environmental Solutions (a)	61,401	24,591
Packaging & Containers — 1.1%
Graphic Packaging Holding Co.	67,730	1,509,024
Karat Packaging, Inc.	3,207	73,954
Pactiv Evergreen, Inc.	53,439	434,459
		2,017,437
Transportation — 2.5%
ArcBest Corp.	15,680	1,593,872
International Seaways, Inc.	43,560	1,960,200
Star Bulk Carriers Corp.	61,966	1,194,704
		4,748,776
		30,572,210
Technology — 8.3%
Computers — 1.4%
Crane NXT Co.	18,200	1,011,374
Grid Dynamics Holdings, Inc. (a)	88,036	1,072,279
Unisys Corp. (a)	146,112	504,086
		2,587,739
Semiconductors — 4.4%
Amkor Technology, Inc.	55,968	1,264,877
Cohu, Inc. (a)	47,548	1,637,553
FormFactor, Inc. (a)	47,733	1,667,791

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Kulicke & Soffa Industries, Inc.	28,336	$1,377,980
Magnachip Semiconductor Corp. (a)	109,530	910,194
MKS Instruments, Inc.	3,565	308,515
SMART Global Holdings, Inc. (a)	51,620	1,256,947
		8,423,857
Software — 2.5%
ACI Worldwide, Inc. (a)	63,270	1,427,371
CommVault Systems, Inc. (a)	19,877	1,343,884
Digital Turbine, Inc. (a)	24,742	149,689
Donnelley Financial Solutions, Inc. (a)	6,520	366,945
IBEX Holdings Ltd. (a)	11,300	174,585
Teradata Corp. (a)	24,451	1,100,784
Verra Mobility Corp. (a)	15,228	284,764
		4,848,022
		15,859,618
Utilities — 2.3%
Electric — 2.0%
ALLETE, Inc.	5,327	281,266
IDACORP, Inc.	20,060	1,878,619
Portland General Electric Co.	41,050	1,661,704
		3,821,589
Gas — 0.3%
Northwest Natural Holding Co.	3,313	126,424
Southwest Gas Holdings, Inc.	9,484	572,928
		699,352
		4,520,941

TOTAL COMMON STOCK (Cost $213,293,654)		190,677,566

TOTAL EQUITIES (Cost $213,293,654)		190,677,566

TOTAL LONG-TERM INVESTMENTS (Cost $213,293,654)		190,677,566

SHORT-TERM INVESTMENTS — 0.7%
Investment of Cash Collateral from Securities Loaned — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	141,761	141,761

	Principal Amount	Value
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$1,142,813	$1,142,813

TOTAL SHORT-TERM INVESTMENTS (Cost $1,284,574)		1,284,574

TOTAL INVESTMENTS — 99.9% (Cost $214,578,228) (e)		191,962,140

Other Assets/(Liabilities) — 0.1%		214,508

NET ASSETS — 100.0%		$192,176,648

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $1,028,522 or 0.54% of net assets. The Fund received $913,979 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $1,142,965. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $1,165,769.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG	12/22/23	USD	288,246	SEK	3,173,485	$(3,399)

Currency Legend

SEK	Swedish Krona
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.4%
COMMON STOCK — 97.1%
Basic Materials — 1.2%
Chemicals — 0.9%
Albemarle Corp.	67,325	$11,447,943
RPM International, Inc.	253,000	23,986,930
Sherwin-Williams Co.	31,974	8,154,969
		43,589,842
Iron & Steel — 0.3%
ATI, Inc. (a)	393,197	16,180,056
		59,769,898
Communications — 5.3%
Advertising — 2.0%
Trade Desk, Inc. Class A (a)	1,301,450	101,708,317
Internet — 2.0%
Maplebear, Inc. (a)	60,191	1,787,071
Maplebear, Inc., Lockup Shares (Acquired 11/19/21, Cost $11,962,092) (a) (b) (c)	98,930	2,937,232
Match Group, Inc. (a)	381,416	14,941,972
Okta, Inc. (a)	77,736	6,336,261
Palo Alto Networks, Inc. (a)	72,696	17,042,850
Pinterest, Inc. Class A (a)	377,724	10,209,880
Spotify Technology SA (a)	301,000	46,546,640
		99,801,906
Media — 1.0%
Liberty Media Corp-Liberty Formula One Class C (a)	423,624	26,391,775
New York Times Co. Class A	231,000	9,517,200
Warner Bros Discovery, Inc. (a)	1,019,840	11,075,462
		46,984,437
Telecommunications — 0.3%
Arista Networks, Inc. (a)	74,891	13,774,702
		262,269,362
Consumer, Cyclical — 13.3%
Airlines — 0.6%
Southwest Airlines Co.	1,161,000	31,428,270
Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	183,974	7,427,030
Mobileye Global, Inc. Class A (a)	74,000	3,074,700
		10,501,730
Entertainment — 0.5%
Caesars Entertainment, Inc. (a)	419,769	19,456,293
Liberty Media Corp-Liberty Live Class C (a)	19,903	638,886
Live Nation Entertainment, Inc. (a)	77,921	6,470,560
		26,565,739

	Number of Shares	Value
Leisure Time — 0.1%
Planet Fitness, Inc. Class A (a)	79,253	$3,897,663
Lodging — 2.2%
Boyd Gaming Corp.	188,567	11,470,530
Hilton Worldwide Holdings, Inc.	416,000	62,474,880
MGM Resorts International	953,609	35,054,667
		109,000,077
Retail — 9.1%
Bath & Body Works, Inc.	766,000	25,890,800
Beacon Roofing Supply, Inc. (a)	152,320	11,754,535
Burlington Stores, Inc. (a)	376,516	50,942,615
Casey’s General Stores, Inc.	136,000	36,926,720
Chipotle Mexican Grill, Inc. (a)	12,682	23,231,268
Dollar General Corp.	73,043	7,727,949
Dollar Tree, Inc. (a)	368,000	39,173,600
Domino’s Pizza, Inc.	171,770	65,064,758
Five Below, Inc. (a)	170,000	27,353,000
Floor & Decor Holdings, Inc. Class A (a)	20,490	1,854,345
Lithia Motors, Inc.	32,806	9,688,596
Lululemon Athletica, Inc. (a)	44,000	16,966,840
O’Reilly Automotive, Inc. (a)	12,000	10,906,320
Ross Stores, Inc.	444,954	50,257,554
Tractor Supply Co.	104,343	21,186,846
Ulta Beauty, Inc. (a)	34,000	13,581,300
Yum! Brands, Inc.	326,359	40,775,294
		453,282,340
Toys, Games & Hobbies — 0.6%
Mattel, Inc. (a)	1,373,932	30,267,722
		664,943,541
Consumer, Non-cyclical — 29.3%
Beverages — 0.3%
Boston Beer Co., Inc. (a)	34,000	13,244,020
Biotechnology — 3.8%
Alnylam Pharmaceuticals, Inc. (a)	229,000	40,555,900
Apellis Pharmaceuticals, Inc. (a) (d)	185,000	7,037,400
Argenx SE ADR (a)	43,000	21,140,090
Biogen, Inc. (a)	123,000	31,612,230
BioMarin Pharmaceutical, Inc. (a)	72,139	6,382,859
CRISPR Therapeutics AG (a) (d)	169,000	7,670,910
Ionis Pharmaceuticals, Inc. (a)	635,000	28,803,600
Karuna Therapeutics, Inc. (a)	84,894	14,354,726
Roivant Sciences Ltd. (a) (d)	714,903	8,350,067
Sarepta Therapeutics, Inc. (a)	122,569	14,857,814
Seagen, Inc. (a)	37,000	7,849,550
		188,615,146

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 8.2%
Block, Inc. (a)	133,554	$5,911,100
Bright Horizons Family Solutions, Inc. (a)	386,941	31,520,214
Cintas Corp.	30,475	14,658,780
CoStar Group, Inc. (a)	490,000	37,676,100
Equifax, Inc.	315,848	57,857,036
FleetCor Technologies, Inc. (a)	181,000	46,216,540
Global Payments, Inc.	125,239	14,451,328
MarketAxess Holdings, Inc.	82,000	17,518,480
Moody’s Corp.	24,951	7,888,758
Paylocity Holding Corp. (a)	161,000	29,253,700
Quanta Services, Inc.	112,529	21,050,800
TransUnion	796,373	57,171,618
United Rentals, Inc.	71,000	31,564,470
Verisk Analytics, Inc.	144,000	34,018,560
		406,757,484
Cosmetics & Personal Care — 0.4%
Kenvue, Inc.	1,093,482	21,957,119
Food — 0.3%
TreeHouse Foods, Inc. (a)	362,000	15,775,960
Health Care – Products — 11.4%
Alcon, Inc.	604,028	46,546,398
Align Technology, Inc. (a)	39,670	12,112,044
Avantor, Inc. (a)	2,465,000	51,962,200
Bruker Corp.	752,747	46,896,138
Cooper Cos., Inc.	116,000	36,889,160
Edwards Lifesciences Corp. (a)	93,366	6,468,396
Enovis Corp. (a)	426,000	22,462,980
Exact Sciences Corp. (a)	297,408	20,289,174
GE HealthCare Technologies, Inc. (a)	53,970	3,672,119
Hologic, Inc. (a)	1,678,909	116,516,285
ICU Medical, Inc. (a) (d)	113,000	13,448,130
IDEXX Laboratories, Inc. (a)	46,931	20,521,518
Inspire Medical Systems, Inc. (a)	58,818	11,671,844
Natera, Inc. (a)	206,514	9,138,245
Quidelortho Corp. (a)	289,000	21,108,560
Steris PLC	72,310	15,866,260
Teleflex, Inc.	384,893	75,596,834
West Pharmaceutical Services, Inc.	103,000	38,646,630
		569,812,915
Health Care – Services — 2.9%
Acadia Healthcare Co., Inc. (a)	546,000	38,389,260
agilon health, Inc. (a) (d)	982,509	17,449,360
Catalent, Inc. (a)	770,977	35,102,583
Humana, Inc.	22,381	10,888,804
IQVIA Holdings, Inc. (a)	52,883	10,404,730

	Number of Shares	Value
Molina Healthcare, Inc. (a)	97,000	$31,805,330
		144,040,067
Household Products & Wares — 1.3%
Avery Dennison Corp.	273,000	49,868,910
Reynolds Consumer Products, Inc.	554,000	14,199,020
		64,067,930
Pharmaceuticals — 0.7%
Ascendis Pharma AS ADR (a)	157,000	14,701,480
DENTSPLY SIRONA, Inc.	323,000	11,033,680
Dexcom, Inc. (a)	119,920	11,188,536
		36,923,696
		1,461,194,337
Energy — 4.7%
Energy – Alternate Sources — 0.6%
Array Technologies, Inc. (a)	633,070	14,047,823
Shoals Technologies Group, Inc. Class A (a)	590,032	10,768,084
SolarEdge Technologies, Inc. (a)	43,056	5,576,183
		30,392,090
Oil & Gas — 2.9%
Coterra Energy, Inc.	1,330,457	35,988,862
EQT Corp.	774,000	31,408,920
Permian Resources Corp. (d)	1,336,056	18,651,342
Pioneer Natural Resources Co.	164,000	37,646,200
Range Resources Corp.	136,000	4,407,760
SM Energy Co.	439,134	17,411,663
		145,514,747
Oil & Gas Services — 0.2%
TechnipFMC PLC	509,134	10,355,785
Pipelines — 1.0%
Cheniere Energy, Inc.	306,000	50,783,760
		237,046,382
Financial — 6.5%
Diversified Financial Services — 3.2%
Apollo Global Management, Inc.	374,214	33,589,449
Cboe Global Markets, Inc.	34,000	5,311,140
FTAI Aviation Ltd.	292,202	10,387,781
Intercontinental Exchange, Inc.	359,000	39,497,180
Nasdaq, Inc.	85,794	4,168,730
Raymond James Financial, Inc.	234,000	23,500,620
Tradeweb Markets, Inc. Class A	525,000	42,105,000
		158,559,900
Insurance — 1.8%
Aon PLC Class A	75,378	24,439,055
Assurant, Inc.	294,000	42,212,520
Axis Capital Holdings Ltd.	279,000	15,727,230
Kemper Corp.	96,000	4,034,880

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Markel Group, Inc. (a)	4,000	$5,889,960
		92,303,645
Private Equity — 1.5%
KKR & Co., Inc.	1,194,994	73,611,631
		324,475,176
Industrial — 16.5%
Building Materials — 1.5%
Builders FirstSource, Inc. (a)	113,291	14,103,596
Eagle Materials, Inc.	84,386	14,051,957
Martin Marietta Materials, Inc.	107,000	43,921,360
		72,076,913
Electrical Components & Equipment — 0.5%
Littelfuse, Inc.	30,000	7,419,600
Universal Display Corp.	110,784	17,391,980
		24,811,580
Electronics — 4.7%
Agilent Technologies, Inc.	785,277	87,809,674
Amphenol Corp. Class A	477,646	40,117,488
Fortive Corp.	809,000	59,995,440
Keysight Technologies, Inc. (a)	346,000	45,779,260
		233,701,862
Engineering & Construction — 0.2%
MasTec, Inc. (a)	147,330	10,603,340
Environmental Controls — 0.4%
Waste Connections, Inc.	162,966	21,886,334
Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	143,367	11,982,614
Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	379,945	28,488,276
Machinery – Diversified — 2.8%
Cognex Corp.	349,000	14,811,560
Esab Corp.	420,000	29,492,400
IDEX Corp.	113,000	23,506,260
Ingersoll Rand, Inc.	1,140,000	72,640,800
		140,451,020
Miscellaneous - Manufacturing — 1.6%
Textron, Inc.	1,012,000	79,077,680
Packaging & Containers — 1.6%
Ball Corp.	1,189,000	59,188,420
Sealed Air Corp.	683,000	22,443,380
		81,631,800
Transportation — 2.4%
JB Hunt Transport Services, Inc.	404,947	76,340,609
Knight-Swift Transportation Holdings, Inc.	245,316	12,302,597

	Number of Shares	Value
XPO, Inc. (a)	393,436	$29,373,932
		118,017,138
		822,728,557
Technology — 20.3%
Computers — 3.1%
Cognizant Technology Solutions Corp. Class A	282,433	19,132,012
Crowdstrike Holdings, Inc. Class A (a)	336,000	56,239,680
EPAM Systems, Inc. (a)	85,030	21,741,321
Fortinet, Inc. (a)	466,000	27,344,880
KBR, Inc.	480,810	28,338,941
		152,796,834
Semiconductors — 7.3%
KLA Corp.	109,328	50,144,380
Lam Research Corp.	14,717	9,224,174
Lattice Semiconductor Corp. (a)	282,000	24,232,260
Marvell Technology, Inc.	2,094,695	113,385,840
Microchip Technology, Inc.	1,718,012	134,090,837
Monolithic Power Systems, Inc.	41,389	19,121,718
NXP Semiconductor NV	68,000	13,594,560
		363,793,769
Software — 9.9%
Atlassian Corp. Class A (a)	89,000	17,934,390
Bill Holdings, Inc. (a) (d)	305,903	33,211,889
Broadridge Financial Solutions, Inc.	186,704	33,429,351
CCC Intelligent Solutions Holdings, Inc. (a)	2,125,172	28,371,046
Clear Secure, Inc. Class A	241,000	4,588,640
Confluent, Inc. Class A (a)	148,000	4,382,280
Fair Isaac Corp. (a)	76,535	66,472,943
Guidewire Software, Inc. (a)	172,453	15,520,770
HashiCorp, Inc. Class A (a)	75,000	1,712,250
HubSpot, Inc. (a)	42,308	20,836,690
Klaviyo, Inc. Class A (a) (d)	69,225	2,388,263
MongoDB, Inc. (a)	81,693	28,254,341
MSCI, Inc.	32,687	16,771,046
Palantir Technologies, Inc. Class A (a)	397,863	6,365,808
PTC, Inc. (a)	355,656	50,389,342
Roper Technologies, Inc.	77,000	37,289,560
Synopsys, Inc. (a)	37,000	16,981,890
Twilio, Inc. Class A (a)	142,181	8,321,854
Tyler Technologies, Inc. (a)	27,000	10,425,780
Veeva Systems, Inc. Class A (a)	453,927	92,351,448
		495,999,581
		1,012,590,184

TOTAL COMMON STOCK (Cost $4,180,614,639)		4,845,017,437

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.3%
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Nuro, Inc., Series D (Acquired 10/29/21, Cost $3,125,295) (a) (b) (c) (e)	149,925	$929,535
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C (Acquired 5/28/21, Cost $3,678,889) (a) (b) (c) (e)	77,608	3,704,685
Health Care – Services — 0.0%
Caris Life Sciences, Inc., Series D (Acquired 5/11/21, Cost $5,006,003) (a) (b) (c) (e)	618,025	3,306,434
		7,011,119
Industrial — 0.1%
Electrical Components & Equipment — 0.1%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $7,310,569) (a) (b) (c) (e)	177,128	3,592,156
Technology — 0.1%
Software — 0.1%
Databricks, Inc., Series H (Acquired 8/31/21, Cost $3,472,860) (a) (b) (c) (e)	47,260	3,473,610

TOTAL PREFERRED STOCK (Cost $22,593,614)		15,006,420

TOTAL EQUITIES (Cost $4,203,208,253)		4,860,023,857

TOTAL LONG-TERM INVESTMENTS (Cost $4,203,208,253)		4,860,023,857

SHORT-TERM INVESTMENTS — 2.9%
Investment of Cash Collateral from Securities Loaned — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	8,021,002	8,021,002
Mutual Fund — 0.0%
T. Rowe Price Treasury Reserve Fund	67,781	67,781

	Principal Amount	Value
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (g)	$136,030,636	$136,030,636

TOTAL SHORT-TERM INVESTMENTS (Cost $144,119,419)		144,119,419

TOTAL INVESTMENTS — 100.3% (Cost $4,347,327,672) (h)		5,004,143,276

Other Assets/(Liabilities) — (0.3)%		(15,024,412)

NET ASSETS — 100.0%		$4,989,118,864

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $17,943,652 or 0.36% of net assets.

(c)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $17,943,652 or 0.36% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $62,034,952 or 1.24% of net assets. The Fund received $55,434,154 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Investment is valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $136,048,773. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $138,751,326.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 98.4%
COMMON STOCK — 98.4%
Basic Materials — 3.0%
Chemicals — 2.0%
Cabot Corp.	106,559	$7,381,342
Livent Corp. (a) (b)	293,778	5,408,453
Methanex Corp.	57,324	2,582,446
		15,372,241
Iron & Steel — 1.0%
ATI, Inc. (a)	97,192	3,999,451
Carpenter Technology Corp.	22,671	1,523,718
Commercial Metals Co.	30,783	1,520,988
		7,044,157
		22,416,398
Communications — 3.4%
Internet — 2.0%
Cargurus, Inc. (a)	145,898	2,556,133
Criteo SA Sponsored ADR (a)	76,863	2,244,400
ePlus, Inc. (a)	22,077	1,402,331
Eventbrite, Inc. Class A (a)	307,853	3,035,430
Perficient, Inc. (a)	33,974	1,965,736
Squarespace, Inc. Class A (a)	61,351	1,777,338
Ziff Davis, Inc. (a)	37,767	2,405,380
		15,386,748
Media — 0.4%
New York Times Co. Class A	67,957	2,799,828
Telecommunications — 1.0%
Calix, Inc. (a)	124,644	5,713,681
Viavi Solutions, Inc. (a)	239,183	2,186,133
		7,899,814
		26,086,390
Consumer, Cyclical — 11.1%
Apparel — 1.3%
Carter’s, Inc.	26,046	1,801,081
Crocs, Inc. (a)	34,430	3,037,759
Deckers Outdoor Corp. (a)	2,225	1,143,850
On Holding AG, Class A (a)	60,556	1,684,668
Steven Madden Ltd. (b)	71,339	2,266,440
		9,933,798
Auto Parts & Equipment — 0.9%
Visteon Corp. (a)	49,591	6,847,029
Distribution & Wholesale — 1.3%
H&E Equipment Services, Inc.	92,410	3,991,188
Rush Enterprises, Inc. Class A	140,753	5,746,945
		9,738,133

	Number of Shares	Value
Entertainment — 1.4%
Cinemark Holdings, Inc. (a)	127,655	$2,342,469
DraftKings, Inc. Class A (a)	48,070	1,415,181
Red Rock Resorts, Inc. Class A	93,732	3,843,012
TKO Group Holdings, Inc.	40,189	3,378,288
		10,978,950
Food Services — 0.2%
Sovos Brands, Inc. (a)	80,035	1,804,789
Home Builders — 1.6%
Century Communities, Inc.	30,936	2,065,906
Meritage Home Corp.	8,671	1,061,244
Skyline Champion Corp. (a)	90,038	5,737,221
Taylor Morrison Home Corp. (a)	71,326	3,039,201
		11,903,572
Leisure Time — 0.9%
Acushnet Holdings Corp.	32,853	1,742,523
YETI Holdings, Inc. (a)	110,346	5,320,884
		7,063,407
Lodging — 0.4%
Boyd Gaming Corp.	51,642	3,141,383
Retail — 3.1%
Boot Barn Holdings, Inc. (a)	23,287	1,890,672
Cava Group, Inc. (a) (b)	23,507	720,019
Denny’s Corp. (a)	34,466	291,927
Freshpet, Inc. (a)	24,737	1,629,674
Ollie’s Bargain Outlet Holdings, Inc. (a)	20,580	1,588,364
Papa John’s International, Inc. (b)	29,523	2,014,059
Patrick Industries, Inc.	19,378	1,454,513
Savers Value Village, Inc. (a)	32,045	598,280
Shake Shack, Inc. Class A (a)	25,265	1,467,139
Victoria’s Secret & Co. (a)	67,002	1,117,593
Wingstop, Inc.	57,630	10,364,179
		23,136,419
		84,547,480
Consumer, Non-cyclical — 23.1%
Beverages — 1.3%
Celsius Holdings, Inc. (a)	56,979	9,777,596
Biotechnology — 5.2%
Akero Therapeutics, Inc. (a)	37,828	1,913,340
Amicus Therapeutics, Inc. (a)	163,777	1,991,528
Apellis Pharmaceuticals, Inc. (a) (b)	44,379	1,688,177
Blueprint Medicines Corp. (a)	21,896	1,099,617
Celldex Therapeutics, Inc. (a)	15,250	419,680
Crinetics Pharmaceuticals, Inc. (a)	94,823	2,820,036
Cytokinetics, Inc. (a)	91,299	2,689,669
Halozyme Therapeutics, Inc. (a)	36,702	1,402,016

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Immatics NV (a) (b)	190,693	$2,208,225
Immunocore Holdings PLC ADR (a)	22,190	1,151,661
ImmunoGen, Inc. (a)	68,043	1,079,842
Intellia Therapeutics, Inc. (a)	33,125	1,047,413
Intra-Cellular Therapies, Inc. (a)	85,609	4,459,373
Karuna Therapeutics, Inc. (a)	7,719	1,305,206
Kymera Therapeutics, Inc. (a)	58,141	808,160
Myriad Genetics, Inc. (a)	98,235	1,575,689
Prothena Corp. PLC (a)	16,014	772,676
PTC Therapeutics, Inc. (a)	30,784	689,870
Revolution Medicines, Inc. (a)	71,868	1,989,306
Rocket Pharmaceuticals, Inc. (a)	132,182	2,708,409
Structure Therapeutics, Inc. ADR (a) (b)	12,878	649,309
Syndax Pharmaceuticals, Inc. (a)	89,335	1,297,144
Ultragenyx Pharmaceutical, Inc. (a)	16,705	595,533
Veracyte, Inc. (a)	73,107	1,632,479
Xenon Pharmaceuticals, Inc. (a)	25,286	863,770
Zentalis Pharmaceuticals, Inc. (a)	24,978	501,059
		39,359,187
Commercial Services — 3.0%
Cross Country Healthcare, Inc. (a)	92,001	2,280,705
European Wax Center, Inc. Class A (a) (b)	92,468	1,497,982
Flywire Corp. (a)	92,351	2,945,073
H&R Block, Inc.	66,980	2,884,159
Herc Holdings, Inc.	15,423	1,834,412
ManpowerGroup, Inc.	30,525	2,238,093
Progyny, Inc. (a)	44,006	1,497,084
Remitly Global, Inc. (a)	63,836	1,609,944
TriNet Group, Inc. (a)	47,451	5,527,092
		22,314,544
Cosmetics & Personal Care — 1.4%
elf Beauty, Inc. (a)	99,408	10,917,981
Food — 0.3%
TreeHouse Foods, Inc. (a)	52,748	2,298,758
Health Care – Products — 6.4%
10X Genomics, Inc. Class A (a)	46,592	1,921,920
Axonics, Inc. (a)	68,144	3,824,241
Glaukos Corp. (a)	88,625	6,669,031
Globus Medical, Inc. Class A (a)	33,951	1,685,667
Haemonetics Corp. (a)	98,553	8,828,378
Inari Medical, Inc. (a)	43,546	2,847,908
Inspire Medical Systems, Inc. (a)	24,739	4,909,207
iRhythm Technologies, Inc. (a)	13,609	1,282,784
Lantheus Holdings, Inc. (a)	30,122	2,092,877
Merit Medical Systems, Inc. (a)	30,805	2,126,161
Omnicell, Inc. (a)	32,011	1,441,776

	Number of Shares	Value
PROCEPT BioRobotics Corp. (a)	76,928	$2,524,008
Repligen Corp. (a)	4,379	696,305
Shockwave Medical, Inc. (a)	32,864	6,543,223
TransMedics Group, Inc. (a) (b)	24,051	1,316,792
		48,710,278
Health Care – Services — 4.0%
Acadia Healthcare Co., Inc. (a)	124,638	8,763,298
Amedisys, Inc. (a)	19,976	1,865,758
Encompass Health Corp.	52,489	3,525,161
HealthEquity, Inc. (a)	55,379	4,045,436
Medpace Holdings, Inc. (a)	22,036	5,335,577
Radnet, Inc. (a)	53,564	1,509,969
Surgery Partners, Inc. (a) (b)	190,781	5,580,344
		30,625,543
Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc. (a)	159,843	1,094,925
Ascendis Pharma AS ADR (a)	5,933	555,566
BellRing Brands, Inc. (a)	100,302	4,135,452
Merus NV (a) (b)	61,642	1,453,518
Morphic Holding, Inc. (a)	35,864	821,644
Revance Therapeutics, Inc. (a)	54,822	628,808
Vaxcyte, Inc. (a)	34,950	1,781,751
Verona Pharma PLC ADR (a) (b)	67,058	1,093,045
		11,564,709
		175,568,596
Energy — 6.9%
Energy – Alternate Sources — 0.8%
Maxeon Solar Technologies Ltd. (a) (b)	64,235	744,484
Shoals Technologies Group, Inc. Class A (a)	284,036	5,183,657
		5,928,141
Oil & Gas — 5.3%
Chord Energy Corp.	41,248	6,685,063
Gulfport Energy Corp. (a)	18,698	2,218,705
Magnolia Oil & Gas Corp. Class A	113,318	2,596,115
Matador Resources Co.	74,920	4,456,242
Northern Oil & Gas, Inc.	79,519	3,199,049
Seadrill Ltd. (a)	103,641	4,642,080
Sitio Royalties Corp. Class A	96,612	2,338,977
SM Energy Co.	64,382	2,552,746
Viper Energy Partners LP (c)	222,224	6,195,605
Weatherford International PLC (a)	57,833	5,224,055
		40,108,637
Oil & Gas Services — 0.8%
Aris Water Solutions, Inc. Class A	86,308	861,354

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
TechnipFMC PLC	260,244	$5,293,363
		6,154,717
		52,191,495
Financial — 11.7%
Banks — 2.3%
Ameris Bancorp	72,740	2,792,489
Cadence Bank	208,763	4,429,951
First Interstate BancSystem, Inc. Class A	89,076	2,221,555
Hancock Whitney Corp.	69,545	2,572,470
National Bank Holdings Corp. Class A	82,724	2,461,866
Seacoast Banking Corp. of Florida	122,593	2,692,142
		17,170,473
Diversified Financial Services — 3.8%
Air Lease Corp.	77,896	3,069,881
Evercore, Inc. Class A	28,771	3,966,946
Hamilton Lane, Inc. Class A	86,291	7,804,158
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	189,619	4,019,923
PJT Partners, Inc. Class A	61,779	4,907,724
PRA Group, Inc. (a)	117,240	2,252,180
StepStone Group, Inc. Class A	86,435	2,729,617
		28,750,429
Insurance — 2.5%
Assured Guaranty Ltd.	52,245	3,161,867
Kemper Corp.	47,174	1,982,723
Kinsale Capital Group, Inc.	17,580	7,280,406
MGIC Investment Corp.	104,995	1,752,367
Selective Insurance Group, Inc.	22,120	2,282,120
SiriusPoint Ltd. (a)	235,994	2,400,059
		18,859,542
Real Estate — 0.3%
McGrath RentCorp	23,959	2,401,650
Real Estate Investment Trusts (REITS) — 2.8%
Douglas Emmett, Inc. (b)	143,912	1,836,317
Essential Properties Realty Trust, Inc.	106,000	2,292,780
National Storage Affiliates Trust	54,435	1,727,767
Phillips Edison & Co., Inc.	161,831	5,427,812
PotlatchDeltic Corp.	54,957	2,494,498
Ryman Hospitality Properties, Inc.	41,257	3,435,883
Terreno Realty Corp.	38,945	2,212,076
Xenia Hotels & Resorts, Inc.	185,138	2,180,926
		21,608,059
		88,790,153
Industrial — 19.1%
Aerospace & Defense — 1.9%
Curtiss-Wright Corp.	45,080	8,819,000

	Number of Shares	Value
Hexcel Corp.	52,880	$3,444,603
Leonardo DRS, Inc. (a)	129,528	2,163,118
		14,426,721
Building Materials — 2.3%
AAON, Inc.	49,815	2,832,979
AZEK Co., Inc. (a)	255,882	7,609,931
Boise Cascade Co.	24,499	2,524,377
Eagle Materials, Inc.	14,838	2,470,824
Trex Co., Inc. (a)	30,766	1,896,108
		17,334,219
Electrical Components & Equipment — 1.1%
Acuity Brands, Inc.	10,437	1,777,526
Novanta, Inc. (a)	48,851	7,007,187
		8,784,713
Electronics — 1.1%
Atkore, Inc. (a)	17,615	2,627,982
Badger Meter, Inc.	21,134	3,040,548
NEXTracker, Inc. Class A (a)	59,518	2,390,243
		8,058,773
Engineering & Construction — 3.2%
Comfort Systems USA, Inc.	57,692	9,831,294
EMCOR Group, Inc.	13,525	2,845,525
Fluor Corp. (a)	243,176	8,924,559
TopBuild Corp. (a)	10,357	2,605,821
		24,207,199
Environmental Controls — 2.0%
Casella Waste Systems, Inc. Class A (a)	78,627	5,999,240
Clean Harbors, Inc. (a)	56,858	9,515,755
		15,514,995
Hand & Machine Tools — 0.2%
Kennametal, Inc.	69,105	1,719,332
Machinery – Construction & Mining — 0.5%
Vertiv Holdings Co.	102,345	3,807,234
Machinery – Diversified — 3.8%
Albany International Corp. Class A	20,209	1,743,633
Applied Industrial Technologies, Inc.	58,679	9,072,360
Cactus, Inc. Class A	76,462	3,839,157
Esab Corp.	41,871	2,940,182
Flowserve Corp.	77,030	3,063,483
Middleby Corp. (a)	16,488	2,110,464
Zurn Elkay Water Solutions Corp. Class C	229,369	6,426,919
		29,196,198
Metal Fabricate & Hardware — 0.3%
Helios Technologies, Inc.	36,048	1,999,943

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous - Manufacturing — 0.3%
EnPro Industries, Inc.	18,035	$2,185,662
Packaging & Containers — 0.3%
Graphic Packaging Holding Co.	108,482	2,416,979
Transportation — 1.8%
Kirby Corp. (a)	35,988	2,979,806
RXO, Inc. (a)	107,039	2,111,879
Ryder System, Inc.	19,900	2,128,305
Saia, Inc. (a)	15,810	6,302,657
		13,522,647
Trucking & Leasing — 0.3%
GATX Corp.	19,067	2,075,062
		145,249,677
Technology — 19.0%
Computers — 2.5%
CyberArk Software Ltd. (a)	42,193	6,909,947
Endava PLC Sponsored ADR (a)	25,848	1,482,383
Exlservice Holdings, Inc. (a)	149,166	4,182,615
KBR, Inc.	64,450	3,798,683
Rapid7, Inc. (a)	49,796	2,279,661
		18,653,289
Semiconductors — 4.7%
Allegro MicroSystems, Inc. (a)	45,036	1,438,450
Axcelis Technologies, Inc. (a)	26,578	4,333,543
Cirrus Logic, Inc. (a)	15,479	1,144,827
Diodes, Inc. (a)	19,831	1,563,476
FormFactor, Inc. (a)	68,044	2,377,457
Lattice Semiconductor Corp. (a)	54,351	4,670,382
MACOM Technology Solutions Holdings, Inc. (a)	41,780	3,408,412
MKS Instruments, Inc.	19,547	1,691,597
Nova Ltd. (a) (b)	20,960	2,356,742
Onto Innovation, Inc. (a)	18,490	2,357,845
Power Integrations, Inc.	49,565	3,782,305
Rambus, Inc. (a)	51,045	2,847,801
SiTime Corp. (a) (b)	15,369	1,755,908
Synaptics, Inc. (a)	24,772	2,215,608
		35,944,353
Software — 11.8%
Altair Engineering, Inc. Class A (a)	51,073	3,195,127
Braze, Inc. Class A (a)	69,113	3,229,650
CCC Intelligent Solutions Holdings, Inc. (a)	235,711	3,146,742
Clearwater Analytics Holdings, Inc. Class A (a)	83,601	1,616,843

	Number of Shares	Value
Confluent, Inc. Class A (a)	94,173	$2,788,463
DoubleVerify Holdings, Inc. (a)	244,222	6,826,005
Duolingo, Inc. (a)	45,031	7,469,292
Evolent Health, Inc. Class A (a)	60,672	1,652,099
Five9, Inc. (a)	42,309	2,720,469
Gitlab, Inc. Class A (a)	74,814	3,383,089
Global-e Online Ltd. (a)	119,588	4,752,427
Guidewire Software, Inc. (a)	29,512	2,656,080
Intapp, Inc. (a)	38,185	1,279,961
Jamf Holding Corp. (a)	269,937	4,767,087
Manhattan Associates, Inc. (a)	42,104	8,322,277
Monday.com Ltd. (a)	18,840	2,999,705
New Relic, Inc. (a)	48,704	4,170,036
PowerSchool Holdings, Inc. Class A (a) (b)	181,164	4,105,176
Privia Health Group, Inc. (a)	83,666	1,924,318
RingCentral, Inc. Class A (a)	21,065	624,156
Samsara, Inc. Class A (a)	64,876	1,635,524
Sprout Social, Inc. Class A (a) (b)	133,378	6,652,895
Verra Mobility Corp. (a)	335,284	6,269,811
Workiva, Inc. (a)	32,221	3,265,276
		89,452,508
		144,050,150
Utilities — 1.1%
Electric — 0.8%
Ameresco, Inc. Class A (a) (b)	58,930	2,272,341
Atlantica Sustainable Infrastructure PLC	98,417	1,879,765
IDACORP, Inc.	16,705	1,564,423
Portland General Electric Co.	16,328	660,957
		6,377,486
Gas — 0.3%
ONE Gas, Inc.	28,458	1,943,112
		8,320,598

TOTAL COMMON STOCK (Cost $717,061,304)		747,220,937

TOTAL EQUITIES (Cost $717,061,304)		747,220,937

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
iShares Russell 2000 ETF (b)	6,604	$1,167,191
iShares Russell 2000 Growth ETF (b)	1,570	351,915
		1,519,106

TOTAL MUTUAL FUNDS (Cost $1,584,597)		1,519,106

TOTAL LONG-TERM INVESTMENTS (Cost $718,645,901)		748,740,043

SHORT-TERM INVESTMENTS — 2.7%
Investment of Cash Collateral from Securities Loaned — 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	11,017,755	11,017,755
	Principal Amount
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$9,636,274	9,636,274

TOTAL SHORT-TERM INVESTMENTS (Cost $20,654,029)		20,654,029

TOTAL INVESTMENTS — 101.3% (Cost $739,299,930) (f)		769,394,072

Other Assets/(Liabilities) — (1.3)%		(9,682,425)

NET ASSETS — 100.0%		$759,711,647

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $42,467,975 or 5.59% of net assets. The Fund received $32,468,077 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $9,637,559. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $9,829,211.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.7%
COMMON STOCK — 97.1%
Australia — 1.2%
Glencore PLC	490,400	$2,804,503
Rio Tinto PLC	39,570	2,485,674
		5,290,177
Belgium — 0.9%
Anheuser-Busch InBev SA	43,500	2,395,464
KBC Group NV	28,512	1,777,650
		4,173,114
Canada — 3.2%
Canadian National Railway Co. (a)	34,954	3,786,567
Intact Financial Corp.	14,393	2,098,363
Open Text Corp.	69,790	2,449,394
Suncor Energy, Inc.	70,312	2,418,019
Toronto-Dominion Bank (a)	53,536	3,225,364
		13,977,707
China — 2.9%
Alibaba Group Holding Ltd. (b)	232,840	2,524,310
NetEase, Inc.	121,800	2,445,203
Prosus NV (b)	103,799	3,058,912
Tencent Holdings Ltd.	63,100	2,445,444
Vipshop Holdings Ltd. ADR (b)	35,443	567,442
Yum China Holdings, Inc.	31,087	1,732,168
		12,773,479
Denmark — 2.3%
Carlsberg AS Class B	17,681	2,228,002
DSV AS	6,570	1,224,854
Novo Nordisk AS	72,077	6,556,545
		10,009,401
France — 15.9%
Accor SA	78,070	2,628,627
Air Liquide SA	50,894	8,576,504
BNP Paribas SA	77,831	4,954,950
Capgemini SE	54,114	9,396,285
Cie de Saint-Gobain SA	54,338	3,255,310
Cie Generale des Etablissements Michelin SCA	64,985	1,991,777
Danone SA	36,000	1,983,453
Dassault Systemes SE	40,855	1,518,937
Edenred SE	24,300	1,518,272
Engie SA	256,829	3,938,064
EssilorLuxottica SA	25,634	4,455,896
Kering SA	7,625	3,466,797
L’Oreal SA	5,779	2,393,311
Legrand SA	29,012	2,662,626

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	8,996	$6,786,823
Pernod Ricard SA	23,993	3,993,896
Publicis Groupe SA	25,269	1,908,231
Valeo SE	114,619	1,963,509
Worldline SA (b) (c)	101,900	2,849,360
		70,242,628
Germany — 15.1%
adidas AG	11,660	2,052,905
Allianz SE Registered	15,135	3,609,114
Bayer AG Registered	157,076	7,544,347
Bayerische Motoren Werke AG	32,085	3,268,160
Beiersdorf AG	40,997	5,293,707
Brenntag SE	24,000	1,863,723
Continental AG	51,099	3,610,255
Daimler Truck Holding AG	91,361	3,168,444
Deutsche Boerse AG	28,035	4,845,718
Fresenius Medical Care AG & Co. KGaA	75,421	3,257,509
Fresenius SE & Co. KGaA	118,500	3,693,916
Henkel AG & Co. KGaA	27,722	1,750,607
Mercedes-Benz Group AG Registered	62,973	4,386,202
Merck KGaA	27,978	4,676,268
MTU Aero Engines AG	7,941	1,442,774
SAP SE	65,377	8,486,327
Siemens AG Registered	16,665	2,389,149
thyssenkrupp AG	172,517	1,317,496
		66,656,621
Hong Kong — 2.3%
AIA Group Ltd.	600,400	4,856,675
Prudential PLC	504,766	5,435,382
		10,292,057
India — 1.6%
Axis Bank Ltd.	114,705	1,425,305
HDFC Bank Ltd.	210,488	3,853,459
Tata Consultancy Services Ltd.	40,186	1,702,914
		6,981,678
Indonesia — 0.0%
Bank Mandiri Persero Tbk PT	565,400	220,419
Ireland — 1.4%
Ryanair Holdings PLC Sponsored ADR (b)	66,097	6,425,289
Israel — 0.9%
Check Point Software Technologies Ltd. (b)	29,588	3,943,489
Italy — 2.8%
Eni SpA (a)	243,184	3,905,888

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Intesa Sanpaolo SpA	3,301,724	$8,484,759
		12,390,647
Japan — 10.3%
Daikin Industries Ltd.	25,400	3,984,885
Denso Corp.	232,000	3,723,519
Fujitsu Ltd.	17,600	2,070,759
Hitachi Ltd.	98,300	6,094,045
Hoya Corp.	19,900	2,050,766
Koito Manufacturing Co. Ltd.	95,000	1,433,000
Komatsu Ltd.	57,800	1,562,024
Kose Corp.	20,100	1,457,115
Kubota Corp.	80,300	1,187,789
Kyocera Corp.	61,700	3,129,285
Mitsubishi Electric Corp.	171,200	2,116,554
Olympus Corp.	182,300	2,361,891
Recruit Holdings Co. Ltd.	51,300	1,579,756
Seven & i Holdings Co. Ltd.	35,900	1,405,829
Shin-Etsu Chemical Co. Ltd.	55,500	1,610,854
SMC Corp.	6,000	2,685,789
Sony Group Corp.	49,800	4,073,724
Terumo Corp.	87,500	2,318,058
ZOZO, Inc. (a)	29,700	544,745
		45,390,387
Luxembourg — 0.4%
Eurofins Scientific SE	31,500	1,776,049
Netherlands — 3.2%
Akzo Nobel NV	72,111	5,203,857
EXOR NV (a)	32,000	2,836,578
ING Groep NV	341,183	4,507,105
Randstad NV	27,407	1,510,723
		14,058,263
Portugal — 0.6%
Galp Energia SGPS SA	173,807	2,574,632
Republic of Korea — 1.2%
NAVER Corp.	20,265	3,024,105
Samsung Electronics Co. Ltd.	41,192	2,086,991
		5,111,096
Singapore — 0.8%
DBS Group Holdings Ltd.	146,500	3,597,233
Spain — 1.1%
Amadeus IT Group SA	80,278	4,837,849
Sweden — 1.4%
Sandvik AB	62,300	1,142,213
SKF AB Class B	160,400	2,659,635
Volvo AB Class B	109,500	2,254,019
		6,055,867

	Number of Shares	Value
Switzerland — 7.1%
Cie Financiere Richemont SA Registered Class A	48,415	$5,899,002
Julius Baer Group Ltd.	36,531	2,341,120
Novartis AG Registered	68,046	6,943,681
Schindler Holding AG	5,475	1,091,303
Sika AG Registered	8,627	2,186,576
Sonova Holding AG Registered	8,667	2,053,890
Swatch Group AG	5,580	1,430,663
UBS Group AG Registered	218,860	5,409,729
Zurich Insurance Group AG	9,280	4,252,443
		31,608,407
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	34,557	3,003,003
United Kingdom — 10.8%
Ashtead Group PLC	23,800	1,446,626
Bunzl PLC	2,700	95,830
CNH Industrial NV	352,397	4,269,171
Compass Group PLC	293,891	7,159,695
Diageo PLC	104,415	3,850,703
Informa PLC	118,600	1,080,726
Liberty Global PLC Class A (b)	94,300	1,614,416
Lloyds Banking Group PLC	10,686,997	5,754,579
London Stock Exchange Group PLC	36,451	3,659,202
Reckitt Benckiser Group PLC	37,557	2,654,168
RELX PLC	146,194	4,930,336
Rolls-Royce Holdings PLC (b)	1,006,446	2,697,939
Schroders PLC	590,664	2,919,378
Smiths Group PLC	44,156	870,037
Tesco PLC	729,644	2,346,069
WPP PLC	272,444	2,427,975
		47,776,850
United States — 9.0%
Experian PLC	126,040	4,117,620
Holcim AG	35,684	2,284,687
Linde PLC	11,630	4,330,430
Nestle SA Registered	84,270	9,515,885
QIAGEN NV (b)	60,717	2,457,339
Roche Holding AG	32,681	8,914,239
Schneider Electric SE	49,083	8,091,960
		39,712,160

TOTAL COMMON STOCK (Cost $392,506,502)		428,878,502

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 0.6%
Republic of Korea — 0.6%
Samsung Electronics Co. Ltd. 1.989%	63,100	$2,547,514

TOTAL PREFERRED STOCK (Cost $3,381,065)		2,547,514

TOTAL EQUITIES (Cost $395,887,567)		431,426,016

TOTAL LONG-TERM INVESTMENTS (Cost $395,887,567)		431,426,016

SHORT-TERM INVESTMENTS — 2.6%
Investment of Cash Collateral from Securities Loaned — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	4,017,684	4,017,684
	Principal Amount
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$7,585,362	7,585,362

TOTAL SHORT-TERM INVESTMENTS (Cost $11,603,046)		11,603,046

TOTAL INVESTMENTS — 100.3% (Cost $407,490,613) (f)		443,029,062

Other Assets/(Liabilities) — (0.3)%		(1,367,392)

NET ASSETS — 100.0%		$441,661,670

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $10,084,266 or 2.28% of net assets. The Fund received $6,464,514 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $2,849,360 or 0.65% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $7,586,373. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $7,737,145.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	27.5%
Financial	18.1%
Consumer, Cyclical	15.3%
Industrial	14.2%
Technology	9.0%
Basic Materials	6.4%
Communications	4.3%
Energy	2.0%
Utilities	0.9%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.5%
COMMON STOCK — 96.8%
Australia — 2.1%
ANZ Group Holdings Ltd.	111,673	$1,837,323
BHP Group Ltd.	140,381	3,980,583
BHP Group Ltd. Class DI	205,053	5,809,611
Challenger Ltd.	203,981	842,640
Downer EDI Ltd. (a)	624,868	1,650,880
IGO Ltd. (a)	533,542	4,348,416
Macquarie Group Ltd.	18,236	1,962,182
Scentre Group	1,149,001	1,827,847
South32 Ltd.	1,701,319	3,722,119
Worley Ltd.	379,627	4,255,075
		30,236,676
Austria — 0.6%
BAWAG Group AG (b)	71,512	3,285,314
Erste Group Bank AG	83,793	2,894,643
OMV AG	43,980	2,100,088
		8,280,045
Belgium — 0.2%
KBC Group NV	28,893	1,801,405
Umicore SA	65,237	1,547,047
		3,348,452
Brazil — 2.0%
B3 SA - Brasil Bolsa Balcao	772,475	1,888,714
Banco BTG Pactual SA	405,000	2,503,377
Hypera SA	107,500	794,292
Klabin SA	624,700	2,959,109
Localiza Rent a Car SA	415,865	4,844,885
MercadoLibre, Inc. (c)	3,174	4,024,251
Multiplan Empreendimentos Imobiliarios SA	622,812	3,044,333
Raia Drogasil SA	806,167	4,429,745
Suzano SA	228,327	2,465,625
WEG SA	125,316	904,241
XP, Inc. Class A	45,600	1,051,080
		28,909,652
Canada — 4.0%
Brookfield Corp. (a)	60,200	1,882,344
Canadian National Railway Co. (a)	35,200	3,813,216
Canadian Pacific Kansas City Ltd. (a)	48,224	3,588,348
Cenovus Energy, Inc.	157,111	3,271,194
Constellation Software, Inc. (a)	1,982	4,091,785
Definity Financial Corp.	124,166	3,428,106
Descartes Systems Group, Inc. (c)	21,884	1,605,848
Element Fleet Management Corp.	340,505	4,886,024
Magna International, Inc.	73,668	3,949,341
National Bank of Canada (a)	125,190	8,316,506

	Number of Shares	Value
Shopify, Inc. Class A (c)	51,109	$2,789,018
Sun Life Financial, Inc.	112,717	5,499,544
Suncor Energy, Inc.	154,353	5,308,175
TMX Group Ltd.	243,575	5,234,643
		57,664,092
Chile — 0.4%
Antofagasta PLC	134,577	2,331,303
Banco de Chile	22,289,212	2,269,679
Banco Santander Chile Sponsored ADR	33,214	609,145
		5,210,127
China — 9.9%
Alibaba Group Holding Ltd. (c)	792,780	8,594,841
Alibaba Group Holding Ltd. Sponsored ADR (c)	122,764	10,648,549
Baidu, Inc. Class A (c)	211,150	3,559,285
Baidu, Inc. Sponsored ADR (c)	15,528	2,086,187
BeiGene Ltd. ADR (c)	9,600	1,726,752
Beijing Capital International Airport Co. Ltd. Class H (c)	1,486,000	688,561
Beijing Enterprises Holdings Ltd.	227,000	782,081
Budweiser Brewing Co. APAC Ltd. (b)	780,900	1,532,250
Chacha Food Co. Ltd. Class A	139,400	624,510
China Construction Bank Corp. Class H	4,146,000	2,336,122
China Oilfield Services Ltd. Class A	1,084,500	2,393,845
China Overseas Land & Investment Ltd.	360,000	739,678
China Pacific Insurance Group Co. Ltd. Class A	378,200	1,496,223
China Resources Gas Group Ltd.	702,500	2,043,011
China Resources Land Ltd.	210,000	827,608
Focus Media Information Technology Co. Ltd. Class A	3,773,200	3,722,873
Fosun International Ltd.	1,107,500	698,604
Fuyao Glass Industry Group Co. Ltd. Class A	910,400	4,601,568
Glodon Co. Ltd. Class A	109,660	350,684
Guangdong Investment Ltd.	1,012,000	772,032
Hangcha Group Co. Ltd. Class A (g)	182,700	644,208
Hongfa Technology Co. Ltd. Class A	134,620	618,307
Hundsun Technologies, Inc. Class A	9,147	40,630
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	310,700	1,129,219
JD Health International, Inc. (b) (c)	278,500	1,428,651
JD.com, Inc. Class A	25,500	370,639
Jiumaojiu International Holdings Ltd. (b)	513,000	695,547
JOYY, Inc. ADR	27,611	1,052,255

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
KE Holdings, Inc. ADR	309,803	$4,808,143
Kweichow Moutai Co. Ltd. Class A	12,298	3,051,145
Li Auto, Inc. ADR (c)	57,568	2,052,299
Li Auto, Inc. Class A (c)	4,000	71,538
Li Ning Co. Ltd.	319,000	1,339,761
Longfor Group Holdings Ltd. (b)	472,401	834,967
NARI Technology Co. Ltd. Class A	1,496,945	4,549,730
Nongfu Spring Co. Ltd. Class H (b)	136,600	781,511
NXP Semiconductor NV	22,791	4,556,377
PDD Holdings, Inc. ADR (c)	12,957	1,270,693
Ping An Insurance Group Co. of China Ltd. Class H	146,000	826,973
Pony Testing International Group Co. Ltd. Class A	210,788	600,824
Prosus NV (PRX NA) (c)	356,004	10,491,285
Prosus NV (PRX SJ) (a) (c)	82,412	2,409,968
Sangfor Technologies, Inc. Class A (c)	500	6,392
Shandong Pharmaceutical Glass Co. Ltd. Class A	318,100	1,209,903
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,111,600	974,036
Shenzhen Inovance Technology Co. Ltd. Class A	387,300	3,548,394
Silergy Corp.	109,000	1,029,633
Tencent Holdings Ltd.	237,100	9,188,824
Tingyi Cayman Islands Holding Corp.	688,000	961,975
Tongcheng Travel Holdings Ltd. (c)	1,283,600	2,808,656
Trip.com Group Ltd. (c)	73,900	2,607,269
Tsingtao Brewery Co. Ltd. Class H	236,000	1,919,738
Weichai Power Co. Ltd. Class A	1,461,700	2,507,191
Wilmar International Ltd.	992,800	2,699,621
Yangzijiang Shipbuilding Holdings Ltd.	3,045,700	3,695,956
Yifeng Pharmacy Chain Co. Ltd. Class A	417,682	2,006,972
Yum China Holdings, Inc. (YUMC US)	167,100	9,310,812
Yum China Holdings, Inc. (9987 HK)	12,300	692,166
Zhongsheng Group Holdings Ltd.	992,500	2,794,012
ZWSOFT Co. Ltd. Guangzhou Class A	34,413	570,214
		142,381,698
Denmark — 0.9%
Genmab AS (c)	9,016	3,190,584
Novo Nordisk AS	55,154	5,017,130
Novo Nordisk AS Sponsored ADR	55,498	5,046,988
		13,254,702
Finland — 0.6%
Sampo Oyj Class A	155,757	6,733,714
Stora Enso Oyj Class R	165,855	2,076,160
		8,809,874

	Number of Shares	Value
France — 6.6%
Air Liquide SA	21,133	$3,561,270
Airbus SE	34,951	4,675,830
Alstom SA	74,294	1,762,907
AXA SA	408,735	12,106,864
BNP Paribas SA	113,430	7,221,287
Capgemini SE	20,321	3,528,512
Dassault Aviation SA	28,156	5,296,006
Engie SA	564,324	8,653,010
EssilorLuxottica SA	14,260	2,478,781
Forvia SE (c)	60,348	1,245,087
Kering SA	10,707	4,868,065
L’Oreal SA	8,893	3,682,941
Legrand SA	34,391	3,156,293
LVMH Moet Hennessy Louis Vuitton SE	3,462	2,611,825
Safran SA	44,993	7,034,836
Teleperformance SE	14,593	1,823,616
Thales SA	25,804	3,620,645
TotalEnergies SE	242,695	15,971,117
Ubisoft Entertainment SA (c)	66,925	2,167,800
		95,466,692
Germany — 6.2%
BASF SE	75,671	3,434,892
Bayer AG Registered	124,809	5,994,565
Brenntag SE	20,354	1,580,592
Covestro AG (b) (c)	101,841	5,496,982
Daimler Truck Holding AG	117,068	4,059,975
Deutsche Boerse AG	13,137	2,270,669
Deutsche Post AG Registered	57,578	2,346,677
Deutsche Telekom AG Registered	449,087	9,430,574
Evotec SE (c)	181,902	3,635,443
Fresenius SE & Co. KGaA	137,587	4,288,901
Heidelberg Materials AG	21,859	1,698,063
Infineon Technologies AG	35,387	1,173,607
KION Group AG	69,473	2,676,586
Mercedes-Benz Group AG Registered	35,054	2,441,585
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	18,161	7,085,122
Puma SE	73,756	4,590,796
SAP SE	63,349	8,223,081
Schott Pharma AG & Co. KGaA (c)	31,491	1,053,418
Siemens AG Registered	95,233	13,652,917
Siemens Healthineers AG (b)	67,810	3,444,398
Zalando SE (b) (c)	41,189	919,822
		89,498,665

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Guatemala — 0.1%
Millicom International Cellular SA SDR (a) (c)	81,974	$1,272,571
Hong Kong — 1.6%
AIA Group Ltd.	1,611,000	13,031,486
Hong Kong & Clearing Ltd.	60,400	2,251,827
Hongkong Land Holdings Ltd.	343,400	1,223,974
Prudential PLC	524,979	5,653,038
Wharf Real Estate Investment Co. Ltd.	252,000	972,554
		23,132,879
Hungary — 0.4%
OTP Bank Nyrt	163,351	5,894,052
India — 4.7%
Ashok Leyland Ltd.	433,231	923,186
Asian Paints Ltd.	29,709	1,131,579
Axis Bank Ltd.	511,373	6,354,234
HDFC Asset Management Co. Ltd. (b)	22,509	715,605
HDFC Bank Ltd.	484,958	8,878,252
HDFC Life Insurance Co. Ltd. (b)	526,482	4,053,402
Hindalco Industries Ltd.	335,046	1,981,448
Hindustan Unilever Ltd.	27,814	824,355
ICICI Bank Ltd.	421,499	4,825,971
ICICI Bank Ltd. Sponsored ADR	94,949	2,195,221
Infosys Ltd.	155,790	2,677,168
Jio Financial Services Ltd. (c)	75,436	209,844
Kotak Mahindra Bank Ltd.	61,549	1,287,156
Larsen & Toubro Ltd.	129,850	4,727,032
Maruti Suzuki India Ltd.	6,362	811,235
NTPC Ltd.	1,830,119	5,415,772
Petronet LNG Ltd.	741,541	2,144,846
Reliance Industries Ltd.	198,396	5,561,964
Shree Cement Ltd.	6,349	1,952,533
Shriram Finance Ltd.	218,832	5,036,253
Tata Consultancy Services Ltd.	15,488	656,317
Tech Mahindra Ltd.	114,420	1,684,528
Titan Co. Ltd.	13,432	508,963
Varun Beverages Ltd.	126,334	1,444,371
Voltas Ltd.	155,409	1,607,332
		67,608,567
Indonesia — 0.7%
Bank Central Asia Tbk PT	9,346,600	5,332,410
Bank Rakyat Indonesia Persero Tbk PT	9,838,264	3,324,833
Sarana Menara Nusantara Tbk PT	23,074,900	1,434,925
Sumber Alfaria Trijaya Tbk PT	3,219,800	616,802
		10,708,970

	Number of Shares	Value
Ireland — 0.3%
AerCap Holdings NV (c)	36,576	$2,292,218
Kerry Group PLC Class A	18,672	1,558,700
		3,850,918
Italy — 1.9%
Amplifon SpA (a)	47,611	1,409,994
Banca Mediolanum SpA	276,111	2,357,287
DiaSorin SpA	24,316	2,213,595
Enel SpA	628,455	3,856,345
Ermenegildo Zegna NV	124,276	1,729,922
Intesa Sanpaolo SpA	587,209	1,509,008
Leonardo SpA	168,425	2,427,284
Moncler SpA	41,159	2,389,096
Prysmian SpA	118,721	4,763,043
UniCredit SpA	174,624	4,178,627
		26,834,201
Japan — 13.9%
Asahi Group Holdings Ltd.	78,600	2,938,617
Asahi Kasei Corp.	221,600	1,392,929
Astellas Pharma, Inc.	509,800	7,041,564
Calbee, Inc.	78,700	1,497,356
Central Japan Railway Co.	61,500	1,495,401
Chugai Pharmaceutical Co. Ltd.	131,100	4,062,155
CyberAgent, Inc. (a)	189,000	1,018,818
Daiichi Sankyo Co. Ltd.	80,500	2,209,389
Daikin Industries Ltd.	13,100	2,055,197
Denso Corp.	176,400	2,831,158
DIC Corp.	15,400	250,128
Disco Corp.	15,400	2,828,040
Electric Power Development Co. Ltd. Class C	85,800	1,388,353
Fujitsu Ltd.	24,800	2,917,888
Hamamatsu Photonics KK	41,400	1,740,641
Hikari Tsushin, Inc.	7,600	1,157,068
Hitachi Ltd.	82,800	5,133,132
Honda Motor Co. Ltd.	103,200	1,160,406
Isetan Mitsukoshi Holdings Ltd.	84,900	983,200
Kao Corp.	62,900	2,335,648
Keyence Corp.	8,200	3,047,705
Kirin Holdings Co. Ltd.	87,300	1,224,451
MatsukiyoCocokara & Co.	110,700	1,984,603
MINEBEA MITSUMI, Inc.	62,800	1,024,341
Mitsubishi Corp.	51,500	2,453,493
Mitsubishi Electric Corp.	463,200	5,726,563
Mitsubishi Estate Co. Ltd.	176,400	2,305,942
Mitsubishi HC Capital, Inc.	206,900	1,378,062
Mitsubishi UFJ Financial Group, Inc.	940,000	7,973,023
Mitsui Fudosan Co. Ltd.	353,600	7,788,184

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Murata Manufacturing Co. Ltd.	282,000	$5,153,784
Nextage Co. Ltd. (a)	78,300	1,193,065
Nippon Sanso Holdings Corp.	60,500	1,433,886
Nippon Shokubai Co. Ltd.	21,400	777,218
Nippon Steel Corp. (a)	84,500	1,980,453
Nippon Telegraph & Telephone Corp.	12,137,400	14,335,454
Niterra Co. Ltd.	41,300	934,596
NTT Data Group Corp.	284,800	3,815,822
Olympus Corp.	252,200	3,267,521
Omron Corp.	23,800	1,060,113
ORIX Corp.	153,500	2,866,132
Otsuka Holdings Co. Ltd.	118,000	4,197,823
Outsourcing, Inc.	153,600	1,185,540
Panasonic Holdings Corp.	223,600	2,514,266
Persol Holdings Co. Ltd.	2,193,000	3,567,689
Recruit Holdings Co. Ltd.	120,700	3,716,892
Renesas Electronics Corp. (c)	109,200	1,675,403
Seven & i Holdings Co. Ltd.	189,800	7,432,489
Shimadzu Corp.	61,200	1,625,302
SMC Corp.	3,700	1,656,237
Sompo Holdings, Inc.	52,900	2,264,390
Sony Group Corp.	79,700	6,519,594
Stanley Electric Co. Ltd.	192,200	3,035,832
SUMCO Corp.	71,700	932,506
Sumitomo Corp.	242,900	4,845,503
Sumitomo Metal Mining Co. Ltd.	53,300	1,567,455
Sumitomo Mitsui Trust Holdings, Inc. (a)	33,300	1,250,711
Suzuki Motor Corp.	50,500	2,030,874
Taiheiyo Cement Corp.	71,300	1,263,403
Takeda Pharmaceutical Co. Ltd.	66,000	2,049,692
TechnoPro Holdings, Inc.	84,800	1,843,480
THK Co. Ltd.	51,000	931,926
Tokio Marine Holdings, Inc.	160,600	3,702,209
Tokyo Electron Ltd.	42,300	5,756,387
Tosoh Corp.	21,300	273,184
Toyota Motor Corp.	657,100	11,807,601
Welcia Holdings Co. Ltd.	39,700	686,187
Z Holdings Corp.	1,328,500	3,708,986
		200,203,060
Luxembourg — 0.3%
ArcelorMittal SA	71,683	1,792,784
Eurofins Scientific SE	35,099	1,978,969
		3,771,753
Macau — 0.3%
Galaxy Entertainment Group Ltd.	728,000	4,354,616
Malaysia — 0.2%
CIMB Group Holdings Bhd	2,765,696	3,195,820

	Number of Shares	Value
Mexico — 1.0%
Becle SAB de CV (a)	178,100	$425,335
Fresnillo PLC	196,011	1,312,252
Gruma SAB de CV Class B	184,015	3,143,169
Grupo Aeroportuario del Pacifico SAB de CV ADR	10,106	1,661,123
Grupo Financiero Banorte SAB de CV Class O	99,512	834,068
Grupo Mexico SAB de CV Series B	832,288	3,933,280
Wal-Mart de Mexico SAB de CV	666,355	2,515,153
		13,824,380
Netherlands — 4.3%
Adyen NV (b) (c)	2,391	1,772,370
Akzo Nobel NV	124,725	9,000,721
ASML Holding NV	31,209	18,327,146
ASR Nederland NV	32,317	1,212,955
Euronext NV (b)	17,738	1,234,414
Heineken NV	103,445	9,099,804
ING Groep NV	942,607	12,452,051
Koninklijke Philips NV (a) (c)	302,897	6,036,582
Shell PLC ADR	54,791	3,527,445
		62,663,488
Norway — 0.9%
DNB Bank ASA	239,464	4,823,133
Equinor ASA	188,142	6,168,538
Storebrand ASA	281,044	2,282,896
		13,274,567
Peru — 0.0%
Credicorp Ltd.	3,497	447,511
Philippines — 0.4%
BDO Unibank, Inc.	475,844	1,193,730
Jollibee Foods Corp.	236,510	959,058
SM Investments Corp.	156,070	2,328,339
TELUS International CDA, Inc. (a) (c)	28,909	219,864
Universal Robina Corp.	270,970	569,045
		5,270,036
Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	175,163	1,657,370
Portugal — 0.7%
Banco Comercial Portugues SA Class R (c)	3,977,437	1,091,286
Galp Energia SGPS SA	405,477	6,006,399
Jeronimo Martins SGPS SA	139,138	3,122,692
		10,220,377
Republic of Korea — 3.6%
Amorepacific Corp.	5,820	524,479
CJ CheilJedang Corp.	6,073	1,378,766

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Hyundai Motor Co.	18,731	$2,651,659
KT Corp. Sponsored ADR (a)	154,195	1,976,780
KT Corp.	66,174	1,625,335
LG Chem Ltd.	4,498	1,653,731
Lotte Chemical Corp.	23,663	2,403,307
NAVER Corp.	27,651	4,126,303
Samsung Electronics Co. Ltd.	638,950	32,372,380
SK Hynix, Inc.	42,404	3,601,686
		52,314,426
Russia — 0.0%
Gazprom PJSC (c) (d) (e)	496,602	—
Novatek PJSC (d) (e)	73,140	—
TCS Group Holding, PLC (b) (c) (d) (e)	10,848	—
		—
Saudi Arabia — 1.1%
Al Rajhi Bank	60,682	1,098,751
Arabian Internet & Communications Services Co.	6,734	575,161
Nahdi Medical Co.	37,641	1,447,170
Saudi Awwal Bank	334,712	3,078,959
Saudi Basic Industries Corp.	145,883	3,210,537
Saudi National Bank	655,350	5,735,985
		15,146,563
Singapore — 0.8%
DBS Group Holdings Ltd.	85,900	2,109,231
Jardine Cycle & Carriage Ltd.	65,000	1,513,563
Sea Ltd. ADR (c)	39,616	1,741,123
United Overseas Bank Ltd.	312,200	6,499,142
		11,863,059
South Africa — 0.6%
Capitec Bank Holdings Ltd.	26,711	2,402,477
Clicks Group Ltd.	98,937	1,348,434
FirstRand Ltd.	694,083	2,339,186
Kumba Iron Ore Ltd.	62,059	1,490,595
Woolworths Holdings Ltd. (a)	136,875	489,291
		8,069,983
Spain — 0.8%
Amadeus IT Group SA	83,465	5,029,909
Fluidra SA	134,732	2,738,957
Iberdrola SA	319,372	3,565,921
		11,334,787
Sweden — 1.9%
Assa Abloy AB Class B	108,603	2,366,005
Autoliv, Inc. SDR	24,980	2,420,009
Boliden AB	55,023	1,566,160
Elekta AB Class B	208,671	1,414,364

	Number of Shares	Value
Essity AB Class B	178,900	$3,855,346
Hexagon AB Class B	137,940	1,173,997
Olink Holding AB ADR (a) (c)	55,208	814,318
Sandvik AB	126,523	2,319,681
Svenska Handelsbanken AB Class A	309,181	2,748,397
Swedbank AB Class A	237,227	4,367,379
Telefonaktiebolaget LM Ericsson Class B (a)	973,391	4,727,944
		27,773,600
Switzerland — 3.6%
ABB Ltd. Registered	117,324	4,192,720
Alcon, Inc.	96,764	7,477,397
Barry Callebaut AG Registered	2,637	4,191,939
DSM-Firmenich AG	13,079	1,104,850
Julius Baer Group Ltd.	99,536	6,378,850
Lonza Group AG Registered	4,098	1,895,927
Novartis AG Registered	109,317	11,155,136
Partners Group Holding AG	3,998	4,498,751
UBS Group AG Registered	144,879	3,581,084
Zurich Insurance Group AG	15,776	7,229,153
		51,705,807
Taiwan — 3.3%
ASE Technology Holding Co. Ltd.	997,000	3,387,352
Bizlink Holding, Inc.	213,308	1,786,994
Chailease Holding Co. Ltd.	189,720	1,063,826
Hon Hai Precision Industry Co. Ltd.	1,212,000	3,907,092
Largan Precision Co. Ltd.	11,000	728,653
MediaTek, Inc.	176,000	4,020,801
Taiwan Semiconductor Manufacturing Co. Ltd.	2,012,000	32,650,921
Vanguard International Semiconductor Corp.	325,000	685,405
		48,231,044
Thailand — 0.5%
Bangkok Dusit Medical Services PCL Class F	1,482,900	1,089,394
Bangkok Dusit Medical Services PCL NVDR	926,200	679,557
Bumrungrad Hospital PCL	147,600	1,083,608
CP ALL PCL	863,000	1,433,890
Land & Houses PCL NVDR	3,611,500	773,174
SCB X PCL	744,900	2,093,428
Siam Cement PCL	78,500	648,720
		7,801,771
United Arab Emirates — 0.1%
First Abu Dhabi Bank PJSC	384,223	1,423,008
United Kingdom — 9.1%
Ashtead Group PLC	94,873	5,766,627

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
AstraZeneca PLC Sponsored ADR	298,199	$20,194,036
Barclays PLC	1,035,378	2,005,304
BP PLC	714,959	4,616,380
Bridgepoint Group PLC (b)	755,345	1,773,209
British American Tobacco PLC	54,717	1,717,678
BT Group PLC	286,538	407,014
Bunzl PLC	54,819	1,945,671
CK Hutchison Holdings Ltd.	244,500	1,303,098
Compass Group PLC	165,858	4,040,589
DCC PLC	30,118	1,688,468
Diageo PLC	100,591	3,709,678
Dowlais Group PLC	494,221	645,967
Dr Martens PLC	235,578	405,450
Great Portland Estates PLC	345,866	1,761,460
HSBC Holdings PLC	659,391	5,165,690
Imperial Brands PLC	188,673	3,831,354
Informa PLC	221,620	2,019,481
InterContinental Hotels Group PLC	28,728	2,117,901
Investec PLC	183,152	1,067,950
Johnson Matthey PLC	76,767	1,522,410
Kingfisher PLC	1,055,364	2,860,691
Lloyds Banking Group PLC	8,430,285	4,539,417
London Stock Exchange Group PLC	40,277	4,043,282
Melrose Industries PLC	461,870	2,632,250
National Grid PLC	259,300	3,095,199
Next PLC	44,820	3,977,249
Pearson PLC	151,109	1,598,561
Persimmon PLC	96,808	1,267,388
Rightmove PLC	210,589	1,435,330
Rolls-Royce Holdings PLC (c)	2,032,949	5,449,644
Smith & Nephew PLC	310,608	3,860,744
Smiths Group PLC	94,707	1,866,080
Standard Chartered PLC	161,983	1,497,037
Taylor Wimpey PLC	1,067,180	1,517,514
Unilever PLC (ULVR LN)	252,559	12,463,317
Unilever PLC (UNA NA)	70,297	3,480,086
Vodafone Group PLC	1,168,562	1,091,192
Vodafone Group PLC Sponsored ADR	181,194	1,717,719
WPP PLC	614,257	5,474,156
		131,572,271
United States — 6.1%
Amcor PLC CDI	219,116	2,015,364
Broadcom, Inc.	6,151	5,108,898
BRP, Inc.	18,322	1,386,847
Canva, Inc. (Acquired 8/16/21-11/04/21, Cost $652,842) (c) (d) (e) (f)	383	408,531
Experian PLC	29,304	957,337
Globant SA (c)	6,491	1,284,244

	Number of Shares	Value
GSK PLC Sponsored ADR	174,486	$6,325,118
Holcim AG	36,788	2,355,371
Las Vegas Sands Corp.	39,857	1,827,045
Linde PLC	8,896	3,328,181
Mastercard, Inc. Class A	7,106	2,813,336
Nestle SA Registered	168,057	18,977,230
Roche Holding AG	55,422	15,117,192
Samsonite International SA (b) (c)	450,000	1,539,869
Sanofi	129,404	13,885,332
Signify NV (b)	59,990	1,605,222
Stellantis NV	140,066	2,685,116
Tenaris SA	166,896	2,637,130
Waste Connections, Inc.	22,038	2,959,703
		87,217,066

TOTAL COMMON STOCK (Cost $1,357,011,260)		1,395,699,196

PREFERRED STOCK — 0.7%
Brazil — 0.1%
Banco Bradesco SA 7.049%	823,300	2,342,201
Germany — 0.6%
Dr Ing hc F Porsche AG 1.134% (b)	35,349	3,324,633
Sartorius AG 0.450%	7,926	2,689,570
Volkswagen AG 25.579%	19,327	2,225,239
		8,239,442
United States — 0.0%
Canva, Inc., Series A (Acquired 11/04/21, Cost $39,209) (c) (d) (e) (f)	23	24,533

TOTAL PREFERRED STOCK (Cost $11,083,570)		10,606,176

TOTAL EQUITIES (Cost $1,368,094,830)		1,406,305,372

WARRANTS — 0.0%
Canada — 0.0%
Constellation Software Inc. (Acquired 11/11/22, Cost $0) (a) (c) (d) (e) (f)	1,982	—

TOTAL WARRANTS (Cost $0)		—

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA (c)	3,010	$9,581
Russia — 0.0%
Moscow Exchange (MOEX RU) (c) (d) (e)	83,990	—
Moscow Exchange (MOEX RM) (c) (d) (e)	1,181,630	—
		—

TOTAL RIGHTS (Cost $2,619,126)		9,581

TOTAL LONG-TERM INVESTMENTS (Cost $1,370,713,956)		1,406,314,953

SHORT-TERM INVESTMENTS — 2.8%
Investment of Cash Collateral from Securities Loaned — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	11,149,634	11,149,634
Mutual Fund — 1.9%
T. Rowe Price Government Reserve Investment Fund	27,874,808	27,874,808
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (i)	$987,091	987,091

TOTAL SHORT-TERM INVESTMENTS (Cost $40,011,533)		40,011,533

TOTAL INVESTMENTS — 100.3% (Cost $1,410,725,489) (j)		1,446,326,486

Other Assets/(Liabilities) — (0.3)%		(3,933,558)

NET ASSETS — 100.0%		1,442,392,928

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $45,331,765 or 3.14% of net assets. The Fund received $36,239,384 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $34,438,166 or 2.39% of net assets.

(c)	Non-income producing security.
(d)	Investment is valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $433,064 or 0.03% of net assets.

(f)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $433,064 or 0.03% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $987,223. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $1,006,841.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.5%
Consumer, Non-cyclical	21.0%
Industrial	11.9%
Technology	10.9%
Consumer, Cyclical	10.8%
Communications	8.6%
Basic Materials	5.6%
Energy	4.1%
Utilities	2.1%
Diversified	0.0%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund — Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
Deutsche Telekom AG	Goldman Sachs International*	11/17/23	21.50	82	EUR	176,300	$(738)	$(2,111)	$1,373
Deutsche Telekom AG	Goldman Sachs International*	11/17/23	21.50	82	EUR	176,300	(738)	(2,273)	1,535
Julius Baer Group Ltd.	Goldman Sachs International*	11/17/23	65.00	27	CHF	175,500	(552)	(2,690)	2,138
Partners Group Holding AG	Goldman Sachs International*	11/17/23	1,100.00	15	CHF	1,650,000	(1,805)	(2,902)	1,097
							$(3,833)	$(9,976)	$6,143

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust*	10/10/23	CNY	551,255	USD	75,401	$71

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2023

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,018,113,318	$379,751,676
Repurchase agreements, at value (Note 2) (b)	114,791,726	7,618,256
Total investments (c)	1,132,905,044	387,369,932
Cash	377,774	—
Foreign currency, at value (d)	62	932,051
Receivables from:
Investments sold
Regular delivery	7,732,304	5,767,513
Delayed delivery	19,638,600	3,427,247
Cash collateral pledged for open derivatives (Note 2)	3,305,150	4,560,310
Cash collateral pledged for when-issued securities	38,000	—
Open forward contracts (Note 2)	247,657	411,658
Fund shares sold	1,492,974	248,222
Variation margin on open derivative instruments (Note 2)	112,005	3,699,546
Interest and dividends	4,809,900	3,147,366
Foreign tax reclaims	14,304	2,718
Prepaid expenses	40,186	38,639
Total assets	1,170,713,960	409,605,202
Liabilities:
Payables for:
Investments purchased
Regular delivery	4,454,134	4,006,845
Delayed delivery	296,399,343	17,378,100
Written options outstanding, at value (Note 2) (e)	—	714,131
Open forward contracts (Note 2)	753	877,601
Fund shares repurchased	385,140	333,758
Closed written options	—	30,805
Cash collateral held for securities on loan (Note 2)	66,945,374	3,601,343
Open swap agreements, at value (Note 2)	—	113,043
Trustees’ fees and expenses (Note 3)	142,162	49,854
Variation margin on open derivative instruments (Note 2)	13,436	—
Affiliates (Note 3):
Administration fees	120,775	180,208
Investment advisory fees	160,299	128,714
Service fees	47,912	20,279
Distribution fees	9,008	2,846
Due to custodian	—	234
Accrued expense and other liabilities	250,170	281,443
Unrealized depreciation on:
Unfunded bank loan commitments	514	—
Total liabilities	368,929,020	27,719,204
Net assets	$801,784,940	$381,885,998
Net assets consist of:
Paid-in capital	$953,770,441	$472,076,961
Accumulated earnings (loss)	(151,985,501)	(90,190,963)
Net assets	$801,784,940	$381,885,998

(a)	Cost of investments:	$1,080,266,537	$418,063,523
(b)	Cost of repurchase agreements:	$114,791,726	$7,618,256
(c)	Securities on loan with market value of:	$65,572,812	$3,789,924
(d)	Cost of foreign currency:	$62	$1,003,579
(e)	Premiums on written options:	$—	$439,478

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$279,372,031	$433,868,337	$2,390,938,891	$580,998,061	$25,049,526	$2,132,539,738
2,627,116	4,424,112	14,467,308	17,422,079	—	14,477,696
281,999,147	438,292,449	2,405,406,199	598,420,140	25,049,526	2,147,017,434
3	2,196	—	—	119,220	43
—	288,845	—	—	—	1

5,384,423	—	—	—	175,459	13,040,971
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
129,910	69,463	2,152,125	145,500	36,141	1,084,511
—	—	—	—	—	—
515,319	637,735	1,615,381	831,733	4,202	264,567
59,386	51,517	—	120,315	—	1,922,285
43,855	39,168	38,005	35,858	38,683	36,514
288,132,043	439,381,373	2,409,211,710	599,553,546	25,423,231	2,163,366,326

5,731,765	1,305,065	—	—	140,205	3,373,880
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
91,993	309,676	877,701	507,020	59,452	1,950,423
—	—	—	—	—	—
—	552,508	—	—	—	56,575
—	—	—	—	—	—
117,807	157,675	412,658	108,473	13,044	249,761
—	—	47,609	—	—	—

49,853	54,526	355,969	69,378	29,144	194,636
119,024	220,369	204,374	349,123	14,161	1,151,105
21,240	18,389	407,191	34,229	7,068	109,784
448	865	159,295	4,239	880	23,036
—	—	—	—	—	—
114,282	130,204	322,420	129,285	96,953	372,702

—	—	—	—	—	—
6,246,412	2,749,277	2,787,217	1,201,747	360,907	7,481,902
$281,885,631	$436,632,096	$2,406,424,493	$598,351,799	$25,062,324	$2,155,884,424

$236,935,134	$348,386,780	$1,218,954,293	$507,389,614	$27,342,530	$1,122,430,352
44,950,497	88,245,316	1,187,470,200	90,962,185	(2,280,206)	1,033,454,072
$281,885,631	$436,632,096	$2,406,424,493	$598,351,799	$25,062,324	$2,155,884,424

$244,246,532	$372,963,636	$1,345,498,284	$513,657,482	$23,938,335	$1,440,508,992
$2,627,116	$4,424,112	$14,467,308	$17,422,079	$—	$14,477,696
$265,296	$539,710	$485,704	$—	$149,510	$2,098,294
$—	$283,869	$—	$—	$—	$1
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Class I shares:
Net assets	$642,177,763	$278,427,098
Shares outstanding (a)	78,039,275	33,254,328
Net asset value, offering price and redemption price per share	$8.23	$8.37
Class R5 shares:
Net assets	$26,261,994	$47,540,171
Shares outstanding (a)	3,197,240	5,675,190
Net asset value, offering price and redemption price per share	$8.21	$8.38
Service Class shares:
Net assets	$48,425,039	$9,008,115
Shares outstanding (a)	5,868,892	1,074,975
Net asset value, offering price and redemption price per share	$8.25	$8.38
Administrative Class shares:
Net assets	$11,176,453	$16,754,602
Shares outstanding (a)	1,361,777	2,005,015
Net asset value, offering price and redemption price per share	$8.21	$8.36
Class R4 shares:
Net assets	$49,504,928	$14,899,067
Shares outstanding (a)	5,986,776	1,795,729
Net asset value, offering price and redemption price per share	$8.27	$8.30
Class A shares:
Net assets	$10,415,489	$10,727,731
Shares outstanding (a)	1,277,107	1,285,026
Net asset value, and redemption price per share	$8.16	$8.35
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.52	$8.72
Class R3 shares:
Net assets	$13,823,274	$4,435,933
Shares outstanding (a)	1,688,164	538,904
Net asset value, offering price and redemption price per share	$8.19	$8.23
Class Y shares: (b)
Net assets	$—	$93,281
Shares outstanding (a)	—	11,136
Net asset value, offering price and redemption price per share	$—	$8.38

(a)	Authorized unlimited number of shares with no par value.

(b)	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$174,006,044	$313,242,444	$985,761,336	$416,283,246	$2,680,064	$1,436,141,019
15,782,374	36,827,315	67,121,560	25,628,521	757,291	66,867,016
$11.03	$8.51	$14.69	$16.24	$3.54	$21.48

$46,195,625	$45,279,018	$320,371,471	$63,720,173	$3,878,533	$272,964,899
4,176,715	5,267,370	21,662,029	3,896,559	1,089,278	12,774,046
$11.06	$8.60	$14.79	$16.35	$3.56	$21.37

$11,362,811	$26,120,713	$263,471,669	$32,091,521	$2,453,692	$132,291,860
1,027,202	3,064,703	17,744,826	2,030,434	750,532	6,299,391
$11.06	$8.52	$14.85	$15.81	$3.27	$21.00

$17,730,202	$23,988,388	$219,664,299	$34,720,726	$5,417,113	$152,816,594
1,587,100	2,775,238	15,356,112	2,251,231	1,834,309	7,478,777
$11.17	$8.64	$14.30	$15.42	$2.95	$20.43

$9,561,794	$4,038,367	$360,407,743	$9,151,059	$1,473,126	$45,783,853
886,205	491,064	25,851,919	664,947	654,994	2,435,982
$10.79	$8.22	$13.94	$13.76	$2.25	$18.79

$22,250,338	$22,527,047	$14,603,447	$35,886,270	$7,739,600	$81,524,036
2,018,976	2,666,704	1,061,251	2,531,046	3,290,973	4,346,877
$11.02	$8.45	$13.76	$14.18	$2.35	$18.75
$11.66	$8.94	$14.56	$15.01	$2.49	$19.84

$683,945	$1,338,351	$242,144,528	$6,401,316	$1,319,406	$34,246,074
62,705	164,077	18,430,363	521,775	863,981	2,084,142
$10.91	$8.16	$13.14	$12.27	$1.53	$16.43

$94,872	$97,768	$—	$97,488	$100,790	$116,089
8,576	11,377	—	5,963	28,329	5,432
$11.06	$8.59	$—	$16.35	$3.56	$21.37

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Assets:
Investments, at value (Note 2) (a)	$149,687,306	$101,788,144
Repurchase agreements, at value (Note 2) (b)	3,682,798	2,537,686
Total investments (c)	153,370,104	104,325,830
Cash	1	81,338
Foreign currency, at value (d)	—	33
Receivables from:
Investments sold
Regular delivery	—	340,957
Open forward contracts (Note 2)	—	5,629
Fund shares sold	159,082	19,453
Investment adviser (Note 3)	—	—
Interest and dividends	21,565	159,113
Foreign tax reclaims	285	3,034
Prepaid expenses	39,136	44,689
Total assets	153,590,173	104,980,076
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	456,006
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (e)	—	—
Open forward contracts (Note 2)	—	41
Fund shares repurchased	54,403	43,717
Cash collateral held for securities on loan (Note 2)	3,393,780	156,333
Trustees’ fees and expenses (Note 3)	84,801	18,449
Affiliates (Note 3):
Administration fees	41,823	33,454
Investment advisory fees	91,416	40,508
Service fees	12,458	1,236
Distribution fees	1,209	118
Accrued expense and other liabilities	100,981	128,275
Total liabilities	3,780,871	878,137
Net assets	$149,809,302	$104,101,939
Net assets consist of:
Paid-in capital	$143,111,245	$109,899,866
Accumulated earnings (loss)	6,698,057	(5,797,927)
Net assets	$149,809,302	$104,101,939

(a)	Cost of investments:	$138,281,674	$105,642,735
(b)	Cost of repurchase agreements:	$3,682,798	$2,537,686
(c)	Securities on loan with market value of:	$3,367,524	$2,852,413
(d)	Cost of foreign currency:	$—	$33
(e)	Premiums on written options:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$47,519,209	$190,819,327	$4,868,112,640	$759,757,798	$435,443,700	$1,445,339,395
1,452,183	1,142,813	136,030,636	9,636,274	7,585,362	987,091
48,971,392	191,962,140	5,004,143,276	769,394,072	443,029,062	1,446,326,486
—	18	3,460	42	14,185	196,107
66	—	—	15	10,433	5,243,995

190,414	1,167,465	6,799,769	1,209,928	264,252	2,028,358
—	—	—	—	—	71
44,967	260,061	6,191,433	1,602,165	635,722	340,063
—	—	—	—	—	70,032
32,753	199,993	919,914	443,849	394,731	3,563,197
—	—	44,411	—	3,228,869	3,449,319
37,762	38,569	46,805	45,320	39,641	6,696
49,277,354	193,628,246	5,018,149,068	772,695,391	447,616,895	1,461,224,324

77,251	919,815	6,588,914	860,066	437,832	4,700,989
—	—	—	—	—	75,473
—	—	—	—	—	3,833
—	3,399	—	—	—	—
14,953	50,476	9,858,680	190,596	531,016	508,394
—	141,761	8,021,002	11,017,755	4,017,684	11,149,634
17,612	57,348	522,826	104,044	94,144	68,354

28,131	38,106	293,453	65,753	62,159	42,513
31,060	104,388	2,706,696	515,090	300,835	—
3,870	6,547	99,889	21,620	25,883	—
413	243	12,566	2,482	3,344	—
106,734	129,515	926,178	206,338	482,328	2,282,206
280,024	1,451,598	29,030,204	12,983,744	5,955,225	18,831,396
$48,997,330	$192,176,648	$4,989,118,864	$759,711,647	$441,661,670	$1,442,392,928

$41,959,097	$206,380,076	$4,122,177,798	$772,628,746	$410,856,886	$1,434,917,736
7,038,233	(14,203,428)	866,941,066	(12,917,099)	30,804,784	7,475,192
$48,997,330	$192,176,648	$4,989,118,864	$759,711,647	$441,661,670	$1,442,392,928

$45,449,883	$213,435,415	$4,211,297,036	$729,663,656	$399,905,251	$1,409,738,398
$1,452,183	$1,142,813	$136,030,636	$9,636,274	$7,585,362	$987,091
$672,844	$1,028,522	$62,034,952	$42,467,975	$10,084,266	$45,331,765
$67	$—	$—	$15	$10,502	$5,326,121
$—	$—	$—	$—	$—	$9,976

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Class I shares:
Net assets	$76,491,140	$100,377,744
Shares outstanding (a)	14,761,447	9,396,115
Net asset value, offering price and redemption price per share	$5.18	$10.68
Class R5 shares:
Net assets	$21,990,989	$882,169
Shares outstanding (a)	4,422,789	81,275
Net asset value, offering price and redemption price per share	$4.97	$10.85
Service Class shares:
Net assets	$8,449,833	$89,962
Shares outstanding (a)	1,888,124	8,369
Net asset value, offering price and redemption price per share	$4.48	$10.75
Administrative Class shares:
Net assets	$25,044,972	$937,847
Shares outstanding (a)	6,500,205	84,871
Net asset value, offering price and redemption price per share	$3.85	$11.05
Class R4 shares:
Net assets	$794,856	$308,033
Shares outstanding (a)	283,955	29,092
Net asset value, offering price and redemption price per share	$2.80	$10.59
Class A shares:
Net assets	$15,077,712	$1,233,865
Shares outstanding (a)	5,619,801	114,397
Net asset value, and redemption price per share	$2.68	$10.79
Offering price per share (100/[100-maximum sales charge] of net asset value)	$2.84	$11.42
Class R3 shares:
Net assets	$1,851,719	$180,430
Shares outstanding (a)	1,204,261	17,089
Net asset value, offering price and redemption price per share	$1.54	$10.56
Class Y shares: (b)
Net assets	$108,081	$91,889
Shares outstanding (a)	21,739	8,467
Net asset value, offering price and redemption price per share	$4.97	$10.85

(a)	Authorized unlimited number of shares with no par value.

(b)	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$31,030,520	$137,557,602	$3,729,653,747	$562,807,167	$268,464,915	$1,442,392,928
3,519,657	16,536,756	199,218,798	43,123,032	33,418,530	144,200,845
$8.82	$8.32	$18.72	$13.05	$8.03	$10.00

$7,612,928	$28,982,404	$848,343,748	$135,631,187	$94,523,024	$—
863,308	3,450,003	46,313,327	10,684,083	11,708,739	—
$8.82	$8.40	$18.32	$12.69	$8.07	$—

$2,214,117	$7,432,566	$138,436,852	$13,030,957	$26,462,415	$—
250,000	892,870	7,933,553	1,142,144	3,304,569	—
$8.86	$8.32	$17.45	$11.41	$8.01	$—

$2,402,668	$8,981,140	$123,684,035	$16,286,898	$13,549,178	$—
276,366	1,114,538	7,726,104	1,620,092	1,672,255	—
$8.69	$8.06	$16.01	$10.05	$8.10	$—

$1,450,503	$647,170	$46,604,586	$12,209,811	$18,859,607	$—
174,227	87,353	3,368,932	1,546,417	2,469,514	—
$8.33	$7.41	$13.83	$7.90	$7.64	$—

$3,652,887	$8,125,208	$84,045,788	$15,899,959	$14,642,223	$—
435,726	1,074,324	6,194,776	2,053,707	1,858,698	—
$8.38	$7.56	$13.57	$7.74	$7.88	$—
$8.87	$8.00	$14.36	$8.19	$8.34	$—

$539,665	$362,989	$18,252,889	$3,750,689	$5,064,358	$—
66,524	54,987	1,597,982	665,829	654,082	—
$8.11	$6.60	$11.42	$5.63	$7.74	$—

$94,042	$87,569	$97,219	$94,979	$95,950	$—
10,661	10,428	5,308	7,485	11,891	—
$8.82	$8.40	$18.32	$12.69	$8.07	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$—	$—
Interest (b)	32,934,737	19,303,105
Securities lending net income	207,718	32,468
Total investment income	33,142,455	19,335,573
Expenses (Note 3):
Investment advisory fees	2,300,480	1,681,880
Custody fees	188,573	226,281
Dividend expense on short sales	1,021	—
Audit and tax fees	55,238	71,367
Legal fees	10,162	10,806
Proxy fees	1,754	1,748
Accounting & Administration fees	109,601	195,227
Shareholder reporting fees	73,164	61,578
Trustees’ fees	61,912	32,908
Registration and filing fees	106,834	103,929
Transfer agent fees	2,989	2,980
	2,911,728	2,388,704
Administration fees:
Class R5	26,932	54,113
Service Class	99,582	36,300
Administrative Class	31,778	59,967
Class R4	106,525	36,743
Class A	33,856	36,871
Class R3	30,181	9,652
Class Y *	—	64
Distribution and Service fees:
Class R4	133,157	45,929
Class A	28,213	30,726
Class R3	75,452	24,128
Total expenses	3,477,404	2,723,197
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(87,204)	—
Class R5 fees reimbursed by adviser	(3,659)	—
Service Class fees reimbursed by adviser	(6,706)	—
Administrative Class fees reimbursed by adviser	(1,565)	—
Class R4 fees reimbursed by adviser	(6,903)	—
Class A fees reimbursed by adviser	(1,444)	—
Class R3 fees reimbursed by adviser	(1,928)	—
Investment advisory fees waived	(169,172)	(211,697)
Net expenses:	3,198,823	2,511,500
Net investment income (loss)	29,943,632	16,824,073

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$8,807,003	$9,849,413	$40,588,126	$13,034,380	$186,103	$13,047,712
33,221	95,271	272,495	207,543	7,382	561,958
6,813	24,312	5,046	11,655	729	22,647
8,847,037	9,968,996	40,865,667	13,253,578	194,214	13,632,317

1,513,928	2,756,686	2,439,912	4,335,475	184,350	14,970,707
59,830	65,896	203,730	64,356	50,914	117,108
—	—	—	—	—	—
49,670	48,722	49,367	48,885	47,964	53,050
13,266	17,172	106,715	27,324	1,028	110,593
1,748	1,747	1,747	1,748	1,747	1,748
36,166	37,598	70,651	42,400	25,026	63,240
41,898	55,425	173,753	62,152	17,167	217,009
25,412	38,499	192,181	50,036	2,329	187,451
104,154	106,800	110,201	108,063	102,457	110,031
2,980	2,980	2,980	2,980	2,980	2,980
1,849,052	3,131,525	3,351,237	4,743,419	435,962	15,833,917

50,333	70,284	333,389	89,748	5,493	324,390
23,540	54,957	674,652	73,033	8,421	268,025
53,566	75,104	799,650	111,551	15,812	521,171
19,908	8,437	913,697	15,490	2,823	102,192
71,554	74,925	64,875	121,748	23,963	254,095
2,347	2,626	593,430	11,835	2,568	65,642
63	64	—	66	66	74

24,885	10,545	913,698	19,363	3,529	127,740
59,628	62,438	46,339	101,457	19,970	211,746
5,868	6,564	1,186,860	29,588	6,420	164,106
2,160,744	3,497,469	8,877,827	5,317,298	525,027	17,873,098

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	(14,181)	—
2,160,744	3,497,469	8,877,827	5,317,298	510,846	17,873,098
6,686,293	6,471,527	31,987,840	7,936,280	(316,632)	(4,240,781)

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Total Return Bond Fund	MassMutual Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(41,538,460)	$(28,290,632)
Futures contracts	(8,651,796)	(10,184,695)
Written options	—	3,023,413
Swap agreements	(3,358,386)	3,792,743
Foreign currency transactions	11,372	184,182
Forward contracts	(84,391)	(1,293,843)
Net realized gain (loss)	(53,621,661)	(32,768,832)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	16,900,283	16,121,012
Unfunded bank loan commitments	99	—
Futures contracts	874,207	3,226,494
Written options	—	171,691
Swap agreements	4,326,911	(2,550,698)
Translation of assets and liabilities in foreign currencies	(3,623)	(39,645)
Forward contracts	194,680	761,813
Net change in unrealized appreciation (depreciation)	22,292,557	17,690,667
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(31,329,104)	(15,078,165)
Net increase (decrease) in net assets resulting from operations	$(1,385,472)	$1,745,908

(a)	Net of foreign withholding tax of:	$—	$—
(b)	Net of foreign withholding tax of:	$—	$33,059

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund	MassMutual Fundamental Value Fund	MM S&P 500 Index Fund	MassMutual Equity Opportunities Fund	MassMutual Fundamental Growth Fund	MassMutual Blue Chip Growth Fund

$8,988,290	$25,979,821	$166,730,412	$21,134,299	$(1,282,588)	$466,259,559
—	—	1,426,970	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
11,698	(1,792)	—	13,447	—	(139)
—	—	—	—	—	—
8,999,988	25,978,029	168,157,382	21,147,746	(1,282,588)	466,259,420

25,640,880	37,481,652	260,750,702	47,564,553	6,575,591	275,152,099
—	—	—	—	—	—
—	—	1,535,984	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(5,103)	25,535	—	(2,991)	—	—
—	—	—	—	—	—
25,635,777	37,507,187	262,286,686	47,561,562	6,575,591	275,152,099
34,635,765	63,485,216	430,444,068	68,709,308	5,293,003	741,411,519
$41,322,058	$69,956,743	$462,431,908	$76,645,588	$4,976,371	$737,170,738

$142,249	$98,859	$10,585	$223,406	$245	$398,531
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Investment income (Note 2):
Dividends (a)	$950,238	$2,499,421
Interest	73,502	37,072
Securities lending net income	3,982	5,070
Total investment income	1,027,722	2,541,563
Expenses (Note 3):
Investment advisory fees	1,558,824	778,501
Custody fees	65,645	95,931
Audit and tax fees	48,246	46,973
Legal fees	8,525	4,882
Proxy fees	1,747	1,747
Accounting & Administration fees	29,735	31,703
Shareholder reporting fees	32,469	27,742
Trustees’ fees	18,762	9,118
Registration and filing fees	103,990	104,393
Transfer agent fees	2,980	2,980
	1,870,923	1,103,970
Administration fees:
Class R5	31,341	879
Service Class	23,615	187
Administrative Class	74,947	2,890
Class R4	1,503	650
Class A	48,631	4,668
Class R3	3,370	319
Class Y *	70	62
Distribution and Service fees:
Class R4	1,878	812
Class A	40,525	3,890
Class R3	8,422	796
Total expenses	2,105,225	1,119,123
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(410,125)
Class R5 fees reimbursed by adviser	—	(3,358)
Service Class fees reimbursed by adviser	—	(357)
Administrative Class fees reimbursed by adviser	—	(3,686)
Class R4 fees reimbursed by adviser	—	(1,242)
Class A fees reimbursed by adviser	—	(5,959)
Class R3 fees reimbursed by adviser	—	(606)
Class Y fees reimbursed by adviser *	—	(235)
Investment advisory fees waived	(43,908)	—
Net expenses:	2,061,317	693,555
Net investment income (loss)	(1,033,595)	1,848,008

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund	MassMutual Select T. Rowe Price International Equity Fund

$704,620	$3,984,112	$35,315,481	$6,365,695	$11,589,419	$40,382,706
21,071	28,165	3,151,535	219,850	88,338	1,205,025
1,440	25,358	392,432	88,060	62,535	343,836
727,131	4,037,635	38,859,448	6,673,605	11,740,292	41,931,567

407,265	1,803,056	35,937,804	5,690,379	3,758,538	—
60,858	91,795	328,418	107,881	183,791	814,380
46,973	47,588	51,255	49,948	87,935	96,213
2,049	7,922	194,664	25,743	17,270	55,757
1,748	1,747	1,747	1,747	1,748	1,748
26,058	32,697	103,948	45,123	39,082	42,085
26,645	40,608	1,025,186	49,874	53,516	26,031
4,498	17,373	400,838	54,303	36,525	115,148
103,270	105,061	139,542	122,643	106,031	26,730
2,980	2,980	2,980	2,980	2,980	2,980
682,344	2,150,827	38,186,382	6,150,621	4,287,416	1,181,072

7,789	36,919	900,258	113,102	104,370	—
4,681	15,723	320,501	35,284	61,605	—
7,449	29,841	417,660	54,075	47,644	—
2,745	1,386	108,658	25,163	39,274	—
14,352	32,116	275,153	56,988	47,305	—
1,327	762	40,599	7,501	10,115	—
63	60	65	64	66	—

3,431	1,733	135,822	31,454	49,092	—
11,960	26,763	229,294	47,490	39,421	—
3,316	1,904	101,496	18,752	25,288	—
739,457	2,298,034	40,715,888	6,540,494	4,711,596	1,181,072

—	(224,577)	—	—	(340,647)	(1,181,072)
—	(56,573)	—	—	(128,068)	—
—	(12,126)	—	—	(37,780)	—
—	(15,265)	—	—	(19,587)	—
—	(1,065)	—	—	(24,089)	—
—	(16,277)	—	—	(19,453)	—
—	(585)	—	—	(6,174)	—
—	(92)	—	—	(79)	—
—	—	(1,990,475)	—	—	—
739,457	1,971,474	38,725,413	6,540,494	4,135,719	—
(12,326)	2,066,161	134,035	133,111	7,604,573	41,931,567

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Growth Opportunities Fund	MassMutual Mid Cap Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,251,695	$(1,492,962)
Written options	—	—
Foreign currency transactions	1,749	79
Forward contracts	—	(162,602)
Net realized gain (loss)	2,253,444	(1,655,485)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	56,388,358	10,661,043
Written options	—	—
Translation of assets and liabilities in foreign currencies	32	46
Forward contracts	—	6,091
Net change in unrealized appreciation (depreciation)	56,388,390	10,667,180
Net realized gain (loss) and change in unrealized appreciation (depreciation)	58,641,834	9,011,695
Net increase (decrease) in net assets resulting from operations	$57,608,239	$10,859,703

(a)	Net of foreign withholding tax of:	$6,955	$17,366
(b)	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund	MassMutual Small Company Value Fund	MassMutual Mid Cap Growth Fund	MassMutual Small Cap Growth Equity Fund	MassMutual Overseas Fund		MassMutual Select T. Rowe Price International Equity Fund

$7,135,785	$10,102,934	$271,761,573	$(12,214,216)	$10,185,847		$(13,330,130)
—	—	—	—	—		72,816
(216)	(473)	(10)	—	51,503		(194,114)
—	(10,045)	—	—	—		(2,923)
7,135,569	10,092,416	271,761,563	(12,214,216)	10,237,350		(13,454,351)

2,006,366	2,950,394	505,919,349	57,405,652	87,464,737	(b)	262,596,440 (b)
—	—	—	—	—		6,143
(26)	—	—	1	177,631		5,432
—	5,156	—	—	—		71
2,006,340	2,955,550	505,919,349	57,405,653	87,642,368		262,608,086
9,141,909	13,047,966	777,680,912	45,191,437	97,879,718		249,153,735
$9,129,583	$15,114,127	$777,814,947	$45,324,548	$105,484,291		$291,085,302

$2,751	$16,101	$104,624	$5,572	$1,504,595	$4,921,456
$—	$—	$—	$—	$(60,041)	$(1,111,778)

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Total Return Bond Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$29,943,632	$14,787,998
Net realized gain (loss)	(53,621,661)	(58,438,781)
Net change in unrealized appreciation (depreciation)	22,292,557	(94,968,502)
Net increase (decrease) in net assets resulting from operations	(1,385,472)	(138,619,285)
Distributions to shareholders (Note 2):
Class I	(15,429,719)	(12,175,679)
Class R5	(675,186)	(629,319)
Service Class	(1,235,936)	(1,020,606)
Administrative Class	(224,296)	(271,077)
Class R4	(1,150,319)	(1,037,468)
Class A	(248,471)	(151,047)
Class R3	(287,015)	(234,819)
Total distributions	(19,250,942)	(15,520,015)
Net fund share transactions (Note 5):
Class I	106,021,299	(7,978,138)
Class R5	1,117,104	(8,311,019)
Service Class	(88,460)	(10,451,111)
Administrative Class	2,302,037	(7,623,068)
Class R4	(2,806,518)	(14,311,651)
Class A	(491,231)	1,690,277
Class R3	(3,526,993)	(999,369)
Class Y *	—	—
Increase (decrease) in net assets from fund share transactions	102,527,238	(47,984,079)
Total increase (decrease) in net assets	81,890,824	(202,123,379)
Net assets
Beginning of year	719,894,116	922,017,495
End of year	$801,784,940	$719,894,116

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund		MassMutual Diversified Value Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$16,824,073	$11,331,404	$6,686,293	$6,721,797
(32,768,832)	(34,586,163)	8,999,988	31,436,845
17,690,667	(66,147,761)	25,635,777	(63,526,572)
1,745,908	(89,402,520)	41,322,058	(25,367,930)

(4,853,662)	(20,295,777)	(22,785,580)	(28,645,872)
(838,593)	(4,546,406)	(6,151,253)	(8,493,887)
(446,361)	(2,619,511)	(1,377,003)	(1,877,787)
(266,073)	(1,912,369)	(2,100,599)	(2,424,318)
(216,472)	(1,635,600)	(1,182,896)	(1,549,573)
(139,883)	(1,094,081)	(2,807,578)	(3,138,699)
(44,429)	(396,988)	(184,452)	(130,528)
(6,805,473)	(32,500,732)	(36,589,361)	(46,260,664)

20,882,182	(62,180,026)	2,313,015	(15,793,942)
(5,260,163)	(13,402,075)	(2,988,990)	(10,349,015)
(24,336,117)	13,880,105	(1,044,627)	(312,742)
(3,271,175)	(23,921,417)	737,173	(717,783)
(3,752,798)	(16,414,746)	611,139	(1,474,661)
(3,466,824)	(11,353,295)	230,889	102,357
(806,162)	(4,675,194)	(721,163)	559,826
100,000	—	100,000	—
(19,911,057)	(118,066,648)	(762,564)	(27,985,960)
(24,970,622)	(239,969,900)	3,970,133	(99,614,554)

406,856,620	646,826,520	277,915,498	377,530,052
$381,885,998	$406,856,620	$281,885,631	$277,915,498

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,471,527	$7,405,653
Net realized gain (loss)	25,978,029	69,872,106
Net change in unrealized appreciation (depreciation)	37,507,187	(109,697,669)
Net increase (decrease) in net assets resulting from operations	69,956,743	(32,419,910)
Distributions to shareholders (Note 2):
Class I	(45,555,563)	(42,679,244)
Class R5	(11,547,016)	(13,424,402)
Service Class	(4,262,327)	(3,658,666)
Administrative Class	(3,755,000)	(5,544,501)
Class R4	(625,482)	(1,143,867)
Class A	(3,695,393)	(3,738,569)
Class R3	(187,815)	(189,182)
Total distributions	(69,628,596)	(70,378,431)
Net fund share transactions (Note 5):
Class I	36,091,743	(10,069,823)
Class R5	(25,231,827)	(24,357,743)
Service Class	(175,554)	2,258,758
Administrative Class	(485,531)	(16,813,679)
Class R4	99,795	(4,217,325)
Class A	(75,333)	(5,570,490)
Class R3	10,350	(75,885)
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	10,333,643	(58,846,187)
Total increase (decrease) in net assets	10,661,790	(161,644,528)
Net assets
Beginning of year	425,970,306	587,614,834
End of year	$436,632,096	$425,970,306

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Equity Opportunities Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$31,987,840	$35,527,171	$7,936,280	$7,630,397
168,157,382	561,388,585	21,147,746	91,666,677
262,286,686	(998,181,882)	47,561,562	(134,602,022)
462,431,908	(401,266,126)	76,645,588	(35,304,948)

(233,942,780)	(184,016,801)	(58,808,263)	(51,816,002)
(80,505,814)	(60,703,846)	(13,501,084)	(19,138,493)
(63,714,193)	(45,847,810)	(5,696,040)	(5,530,550)
(56,936,277)	(43,469,722)	(5,667,568)	(6,343,270)
(89,871,911)	(59,838,315)	(1,162,989)	(1,104,425)
(4,858,726)	(2,886,746)	(6,575,646)	(6,388,911)
(59,191,148)	(36,541,127)	(895,204)	(456,521)
(589,020,849)	(433,304,367)	(92,306,794)	(90,778,172)

128,549,343	(255,288,917)	71,987,234	(1,791,654)
37,572,280	(52,512,755)	(20,056,271)	(58,102,852)
32,143,952	(33,680,700)	(1,701,202)	(4,247,306)
19,738,009	(74,032,960)	1,676,850	(9,342,480)
49,207,264	(41,857,468)	3,206,516	(849,806)
(2,589,969)	(1,953,696)	(730,207)	(6,175,857)
46,159,458	17,760,894	2,691,327	1,650,535
—	—	100,000	—
310,780,337	(441,565,602)	57,174,247	(78,859,420)
184,191,396	(1,276,136,095)	41,513,041	(204,942,540)

2,222,233,097	3,498,369,192	556,838,758	761,781,298
$2,406,424,493	$2,222,233,097	$598,351,799	$556,838,758

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Fundamental Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(316,632)	$(359,454)
Net realized gain (loss)	(1,282,588)	(1,530,615)
Net change in unrealized appreciation (depreciation)	6,575,591	(13,385,532)
Net increase (decrease) in net assets resulting from operations	4,976,371	(15,275,601)
Distributions to shareholders (Note 2):
Class I	(3,932)	(3,135,065)
Class R5	(591)	(2,856,640)
Service Class	—	(1,845,774)
Administrative Class	—	(2,350,670)
Class R4	—	(569,215)
Class A	—	(4,304,968)
Class R3	—	(735,465)
Total distributions	(4,523)	(15,797,797)
Net fund share transactions (Note 5):
Class I	(471,537)	(4,177,932)
Class R5	(2,059,940)	(134,116)
Service Class	(2,670,389)	1,394,111
Administrative Class	(46,330)	1,212,754
Class R4	30,850	591,480
Class A	(810,272)	2,080,096
Class R3	16,453	777,393
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	(5,911,165)	1,743,786
Total increase (decrease) in net assets	(939,317)	(29,329,612)
Net assets
Beginning of year	26,001,641	55,331,253
End of year	$25,062,324	$26,001,641

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund		MassMutual Growth Opportunities Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$(4,240,781)	$(8,178,629)	$(1,033,595)	$(2,313,948)
466,259,420	321,054,779	2,253,444	35,962,322
275,152,099	(1,559,109,735)	56,388,390	(256,082,573)
737,170,738	(1,246,233,585)	57,608,239	(222,434,199)

(249,687,270)	(505,752,573)	(17,269,501)	(63,212,251)
(51,101,376)	(109,320,598)	(3,938,449)	(16,825,851)
(19,204,794)	(38,828,325)	(1,905,602)	(7,030,586)
(27,375,979)	(63,222,321)	(3,245,273)	(13,489,206)
(8,144,531)	(25,050,959)	(121,116)	(871,903)
(13,531,519)	(28,345,519)	(2,752,871)	(12,095,384)
(5,728,211)	(11,466,411)	(434,802)	(1,142,314)
(374,773,680)	(781,986,706)	(29,667,614)	(114,667,495)

(559,301,847)	310,223,790	(88,992,726)	41,322,162
(109,794,045)	(10,020,589)	(15,949,385)	1,550,921
(8,691,481)	13,091,552	(7,401,056)	4,561,394
(42,737,305)	(27,500,331)	(191,048)	4,741,775
(10,136,555)	(19,969,685)	108,608	(236,423)
(9,559,455)	6,353,988	(131,616)	3,069,711
458,036	1,097,524	503,352	1,166,309
100,000	—	100,000	—
(739,662,652)	273,276,249	(111,953,871)	56,175,849
(377,265,594)	(1,754,944,042)	(84,013,246)	(280,925,845)

2,533,150,018	4,288,094,060	233,822,548	514,748,393
$2,155,884,424	$2,533,150,018	$149,809,302	$233,822,548

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Mid Cap Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,848,008	$1,741,876
Net realized gain (loss)	(1,655,485)	8,444,076
Net change in unrealized appreciation (depreciation)	10,667,180	(20,299,887)
Net increase (decrease) in net assets resulting from operations	10,859,703	(10,113,935)
Distributions to shareholders (Note 2):
Class I	(9,180,076)	(26,888,446)
Class R5	(74,164)	(232,404)
Service Class	(8,102)	(134,310)
Administrative Class	(76,592)	(217,970)
Class R4	(28,469)	(64,772)
Class A	(123,386)	(345,700)
Class R3	(10,875)	(33,429)
Total distributions	(9,501,664)	(27,917,031)
Net fund share transactions (Note 5):
Class I	1,479,439	19,458,604
Class R5	91,690	102,804
Service Class	288	(358,287)
Administrative Class	89,908	17,849
Class R4	55,242	72,072
Class A	(195,378)	333,445
Class R3	61,656	20,617
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	1,682,845	19,647,104
Total increase (decrease) in net assets	3,040,884	(18,383,862)
Net assets
Beginning of year	101,061,055	119,444,917
End of year	$104,101,939	$101,061,055

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund		MassMutual Small Company Value Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$(12,326)	$(9,714)	$2,066,161	$1,804,236
7,135,569	9,238,406	10,092,416	25,794,786
2,006,340	(16,694,631)	2,955,550	(76,364,653)
9,129,583	(7,465,939)	15,114,127	(48,765,631)

(4,748,599)	(9,194,395)	(18,670,911)	(24,481,352)
(1,080,269)	(2,283,497)	(4,917,264)	(8,756,926)
(351,667)	(701,615)	(994,131)	(1,250,165)
(351,094)	(618,052)	(1,323,216)	(2,095,447)
(203,327)	(353,982)	(98,749)	(113,169)
(765,530)	(1,433,744)	(1,503,213)	(1,983,118)
(103,236)	(177,490)	(54,513)	(57,144)
(7,603,722)	(14,762,775)	(27,561,997)	(38,737,321)

(2,072,453)	8,892,953	13,772,556	9,672,869
995,842	(1,280,738)	(4,503,007)	(12,319,821)
(24,404)	97,714	698,654	1,464,061
170,229	601,427	222,397	(1,110,615)
254,799	241,957	73,914	117,088
(958,245)	249,890	(1,688,914)	1,183,657
(82,815)	210,790	63,807	114,824
100,000	—	100,000	—
(1,617,047)	9,013,993	8,739,407	(877,937)
(91,186)	(13,214,721)	(3,708,463)	(88,380,889)

49,088,516	62,303,237	195,885,111	284,266,000
$48,997,330	$49,088,516	$192,176,648	$195,885,111

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Mid Cap Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$134,035	$(17,109,414)
Net realized gain (loss)	271,761,563	769,435,881
Net change in unrealized appreciation (depreciation)	505,919,349	(2,767,704,752)
Net increase (decrease) in net assets resulting from operations	777,814,947	(2,015,378,285)
Distributions to shareholders (Note 2):
Class I	(523,429,364)	(1,191,184,730)
Class R5	(116,400,253)	(296,057,142)
Service Class	(23,403,104)	(60,589,689)
Administrative Class	(21,586,357)	(48,166,646)
Class R4	(10,255,803)	(26,566,357)
Class A	(15,692,257)	(35,773,353)
Class R3	(4,034,311)	(7,898,792)
Total distributions	(714,801,449)	(1,666,236,709)
Net fund share transactions (Note 5):
Class I	(153,658,323)	(5,330,556)
Class R5	2,227,278	(202,318,073)
Service Class	(20,297,389)	(41,632,499)
Administrative Class	(11,437,606)	(7,318,752)
Class R4	(11,256,578)	(45,705,671)
Class A	(1,032,339)	(7,838,409)
Class R3	42,365	3,117,602
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	(195,312,592)	(307,026,358)
Total increase (decrease) in net assets	(132,299,094)	(3,988,641,352)
Net assets
Beginning of year	5,121,417,958	9,110,059,310
End of year	$4,989,118,864	$5,121,417,958

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund		MassMutual Overseas Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$133,111	$(1,298,357)	$7,604,573	$9,304,705
(12,214,216)	(21,760,546)	10,237,350	35,867,297
57,405,653	(172,539,431)	87,642,368	(182,280,725)
45,324,548	(195,598,334)	105,484,291	(137,108,723)

(167,678)	(106,892,194)	(23,985,748)	(36,687,508)
—	(33,194,542)	(8,940,287)	(14,531,662)
—	(7,598,507)	(3,168,050)	(4,314,842)
—	(7,499,285)	(1,354,790)	(1,831,463)
—	(5,183,552)	(1,698,415)	(2,008,900)
—	(9,396,325)	(1,262,974)	(2,031,119)
—	(1,924,436)	(411,585)	(623,942)
(167,678)	(171,688,841)	(40,821,849)	(62,029,436)

164,207,581	123,189,907	(1,139,268)	(32,486,555)
39,366,592	(1,391,715)	(6,252,929)	(28,533,311)
(6,802,839)	(3,835,779)	(9,476,771)	305,435
(3,772,382)	3,495,946	(2,430,984)	159,356
(656,978)	4,261,260	176,908	2,592,594
(4,528,897)	3,820,832	(345,935)	(4,725,515)
59,738	1,815,321	385,413	(726,116)
100,000	—	100,000	—
187,972,815	131,355,772	(18,983,566)	(63,414,112)
233,129,685	(235,931,403)	45,678,876	(262,552,271)

526,581,962	762,513,365	395,982,794	658,535,065
$759,711,647	$526,581,962	$441,661,670	$395,982,794

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price International Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$41,931,567	$48,705,008
Net realized gain (loss)	(13,454,351)	(12,001,294)
Net change in unrealized appreciation (depreciation)	262,608,086	(477,073,999)
Net increase (decrease) in net assets resulting from operations	291,085,302	(440,370,285)
Distributions to shareholders (Note 2):
Class I	(43,014,769)	(71,743,166)
Total distributions	(43,014,769)	(71,743,166)
Net fund share transactions (Note 5):
Class I	(78,673,523)	85,010,969
Increase (decrease) in net assets from fund share transactions	(78,673,523)	85,010,969
Total increase (decrease) in net assets	169,397,010	(427,102,482)
Net assets
Beginning of year	1,272,995,918	1,700,098,400
End of year	$1,442,392,928	$1,272,995,918

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Total Return Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.42	$0.34	$(0.30)	$0.04	$(0.23)	$—	$(0.23)	$8.23	0.35%	$642,178	0.38%	0.34%	3.98%
9/30/22	10.21	0.18	(1.78)	(1.60)	(0.17)	(0.02)	(0.19)	8.42	(15.97%)	553,149	0.37%	0.34%	1.92%
9/30/21	10.80	0.16	(0.13)	0.03	(0.24)	(0.38)	(0.62)	10.21	0.24%	677,869	0.36%	0.33%	1.55%
9/30/20	10.30	0.22	0.59	0.81	(0.31)	—	(0.31)	10.80	8.06%	616,932	0.36%	N/A	2.08%
9/30/19	9.62	0.30	0.67	0.97	(0.29)	—	(0.29)	10.30	10.42%	479,295	0.36%	N/A	3.03%
Class R5
9/30/23	$8.41	$0.33	$(0.31)	$0.02	$(0.22)	$—	$(0.22)	$8.21	0.12%	$26,262	0.48%	0.44%	3.87%
9/30/22	10.19	0.16	(1.76)	(1.60)	(0.16)	(0.02)	(0.18)	8.41	(15.99%)	25,777	0.47%	0.44%	1.74%
9/30/21	10.79	0.15	(0.14)	0.01	(0.23)	(0.38)	(0.61)	10.19	0.06%	39,879	0.46%	0.43%	1.45%
9/30/20	10.28	0.21	0.59	0.80	(0.29)	—	(0.29)	10.79	8.04%	38,177	0.46%	N/A	2.04%
9/30/19	9.60	0.29	0.67	0.96	(0.28)	—	(0.28)	10.28	10.32%	44,973	0.46%	N/A	2.93%
Service Class
9/30/23	$8.44	$0.32	$(0.30)	$0.02	$(0.21)	$—	$(0.21)	$8.25	0.14%	$48,425	0.58%	0.54%	3.77%
9/30/22	10.24	0.16	(1.79)	(1.63)	(0.15)	(0.02)	(0.17)	8.44	(16.22%)	49,614	0.57%	0.54%	1.67%
9/30/21	10.82	0.14	(0.12)	0.02	(0.22)	(0.38)	(0.60)	10.24	0.11%	70,920	0.55%	0.53%	1.33%
9/30/20	10.32	0.20	0.59	0.79	(0.29)	—	(0.29)	10.82	7.82%	93,185	0.56%	N/A	1.93%
9/30/19	9.63	0.28	0.68	0.96	(0.27)	—	(0.27)	10.32	10.24%	116,389	0.56%	N/A	2.83%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	465%	442%	435%	316%	217%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.40	$0.31	$(0.30)	$0.01	$(0.20)	$—	$(0.20)	$8.21	(0.01%)	$11,176	0.68%	0.64%	3.69%
9/30/22	10.18	0.14	(1.76)	(1.62)	(0.14)	(0.02)	(0.16)	8.40	(16.20%)	9,165	0.67%	0.64%	1.44%
9/30/21	10.77	0.13	(0.13)	0.00 [d]	(0.21)	(0.38)	(0.59)	10.18	(0.07%)	19,333	0.66%	0.63%	1.24%
9/30/20	10.25	0.19	0.59	0.78	(0.26)	—	(0.26)	10.77	7.79%	20,596	0.66%	N/A	1.84%
9/30/19	9.57	0.27	0.67	0.94	(0.26)	—	(0.26)	10.25	10.10%	21,183	0.66%	N/A	2.77%
Class R4
9/30/23	$8.46	$0.30	$(0.31)	$(0.01)	$(0.18)	$—	$(0.18)	$8.27	(0.15%)	$49,505	0.83%	0.79%	3.52%
9/30/22	10.25	0.13	(1.78)	(1.65)	(0.12)	(0.02)	(0.14)	8.46	(16.35%)	53,395	0.82%	0.79%	1.41%
9/30/21	10.83	0.11	(0.13)	(0.02)	(0.18)	(0.38)	(0.56)	10.25	(0.20%)	79,970	0.80%	0.78%	1.07%
9/30/20	10.32	0.18	0.59	0.77	(0.26)	—	(0.26)	10.83	7.64%	102,120	0.81%	N/A	1.72%
9/30/19	9.63	0.25	0.69	0.94	(0.25)	—	(0.25)	10.32	9.96%	160,788	0.81%	N/A	2.58%
Class A
9/30/23	$8.35	$0.29	$(0.30)	$(0.01)	$(0.18)	$—	$(0.18)	$8.16	(0.19%)	$10,415	0.93%	0.89%	3.41%
9/30/22	10.12	0.13	(1.77)	(1.64)	(0.11)	(0.02)	(0.13)	8.35	(16.40%)	11,149	0.92%	0.89%	1.42%
9/30/21	10.72	0.10	(0.13)	(0.03)	(0.19)	(0.38)	(0.57)	10.12	(0.33%)	11,662	0.91%	0.88%	0.98%
9/30/20	10.23	0.16	0.58	0.74	(0.25)	—	(0.25)	10.72	7.45%	11,334	0.91%	N/A	1.56%
9/30/19	9.56	0.24	0.68	0.92	(0.25)	—	(0.25)	10.23	9.89%	8,464	0.91%	N/A	2.48%
Class R3
9/30/23	$8.37	$0.28	$(0.30)	$(0.02)	$(0.16)	$—	$(0.16)	$8.19	(0.34%)	$13,823	1.08%	1.04%	3.26%
9/30/22	10.15	0.11	(1.78)	(1.67)	(0.09)	(0.02)	(0.11)	8.37	(16.62%)	17,646	1.07%	1.04%	1.20%
9/30/21	10.73	0.09	(0.12)	(0.03)	(0.17)	(0.38)	(0.55)	10.15	(0.37%)	22,384	1.05%	1.03%	0.83%
9/30/20	10.23	0.15	0.58	0.73	(0.23)	—	(0.23)	10.73	7.33%	27,785	1.06%	N/A	1.43%
9/30/19	9.55	0.23	0.67	0.90	(0.22)	—	(0.22)	10.23	9.63%	30,478	1.06%	N/A	2.33%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.51	$0.35	$(0.35)	$0.00 [d]	$(0.14)	$—	$(0.14)	$8.37	(0.04%)	$278,427	0.56%	0.51%	4.06%
9/30/22	10.90	0.23	(1.97)	(1.74)	(0.44)	(0.21)	(0.65)	8.51	(17.05%)	261,784	0.51%	0.46%	2.35%
9/30/21	11.30	0.25	(0.05)	0.20	(0.33)	(0.27)	(0.60)	10.90	1.79%	400,718	0.46%	0.46%[k]	2.28%
9/30/20	11.05	0.30	0.41	0.71	(0.31)	(0.15)	(0.46)	11.30	6.70%	423,904	0.47%	0.47%[n]	2.76%
9/30/19	10.12	0.35	0.86	1.21	(0.28)	—	(0.28)	11.05	12.31%	377,879	0.49%	0.48%	3.37%
Class R5
9/30/23	$8.51	$0.34	$(0.34)	$0.00 [d]	$(0.13)	$—	$(0.13)	$8.38	(0.03%)	$47,540	0.66%	0.61%	3.95%
9/30/22	10.90	0.22	(1.98)	(1.76)	(0.42)	(0.21)	(0.63)	8.51	(17.14%)	53,494	0.61%	0.56%	2.25%
9/30/21	11.31	0.24	(0.06)	0.18	(0.32)	(0.27)	(0.59)	10.90	1.61%	83,071	0.56%	0.56%[k]	2.19%
9/30/20	11.05	0.29	0.42	0.71	(0.30)	(0.15)	(0.45)	11.31	6.66%	89,644	0.57%	0.57%[n]	2.65%
9/30/19	10.12	0.34	0.86	1.20	(0.27)	—	(0.27)	11.05	12.20%	79,978	0.59%	0.58%	3.27%
Service Class
9/30/23	$8.51	$0.33	$(0.34)	$(0.01)	$(0.12)	$—	$(0.12)	$8.38	(0.15%)	$9,008	0.76%	0.71%	3.75%
9/30/22	10.91	0.21	(1.98)	(1.77)	(0.42)	(0.21)	(0.63)	8.51	(17.25%)	33,007	0.72%	0.67%	2.20%
9/30/21	11.31	0.23	(0.05)	0.18	(0.31)	(0.27)	(0.58)	10.91	1.59%	29,022	0.66%	0.66%[k]	2.08%
9/30/20	11.05	0.28	0.42	0.70	(0.29)	(0.15)	(0.44)	11.31	6.53%	37,611	0.67%	0.67%[n]	2.57%
9/30/19	10.12	0.33	0.86	1.19	(0.26)	—	(0.26)	11.05	12.02%	36,123	0.69%	0.68%	3.17%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	175%	118%	120%	193%	262%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.49	$0.33	$(0.35)	$(0.02)	$(0.11)	$—	$(0.11)	$8.36	(0.27%)	$16,755	0.86%	0.81%	3.75%
9/30/22	10.85	0.20	(1.97)	(1.77)	(0.38)	(0.21)	(0.59)	8.49	(17.29%)	20,188	0.81%	0.76%	1.98%
9/30/21	11.25	0.22	(0.05)	0.17	(0.30)	(0.27)	(0.57)	10.85	1.49%	50,859	0.76%	0.76%[k]	1.98%
9/30/20	11.00	0.27	0.41	0.68	(0.28)	(0.15)	(0.43)	11.25	6.40%	70,366	0.77%	0.77%[n]	2.47%
9/30/19	10.08	0.32	0.85	1.17	(0.25)	—	(0.25)	11.00	11.91%	76,297	0.79%	0.78%	3.07%
Class R4
9/30/23	$8.43	$0.31	$(0.34)	$(0.03)	$(0.10)	$—	$(0.10)	$8.30	(0.45%)	$14,899	1.01%	0.96%	3.59%
9/30/22	10.78	0.18	(1.95)	(1.77)	(0.37)	(0.21)	(0.58)	8.43	(17.40%)	18,821	0.96%	0.91%	1.86%
9/30/21	11.18	0.20	(0.05)	0.15	(0.28)	(0.27)	(0.55)	10.78	1.31%	41,556	0.91%	0.91%[k]	1.83%
9/30/20	10.93	0.25	0.41	0.66	(0.26)	(0.15)	(0.41)	11.18	6.29%	49,770	0.92%	0.92%[n]	2.33%
9/30/19	10.01	0.30	0.86	1.16	(0.24)	—	(0.24)	10.93	11.82%	66,656	0.94%	0.93%	2.91%
Class A
9/30/23	$8.48	$0.30	$(0.34)	$(0.04)	$(0.09)	$—	$(0.09)	$8.35	(0.56%)	$10,728	1.11%	1.06%	3.48%
9/30/22	10.80	0.17	(1.96)	(1.79)	(0.32)	(0.21)	(0.53)	8.48	(17.46%)	14,285	1.06%	1.01%	1.76%
9/30/21	11.21	0.19	(0.05)	0.14	(0.28)	(0.27)	(0.55)	10.80	1.21%	30,068	1.01%	1.01%[k]	1.72%
9/30/20	10.97	0.24	0.41	0.65	(0.26)	(0.15)	(0.41)	11.21	6.09%	60,452	1.02%	1.02%[n]	2.20%
9/30/19	10.04	0.29	0.86	1.15	(0.22)	—	(0.22)	10.97	11.72%	49,917	1.04%	1.03%	2.82%
Class R3
9/30/23	$8.36	$0.29	$(0.35)	$(0.06)	$(0.07)	$—	$(0.07)	$8.23	(0.71%)	$4,436	1.26%	1.21%	3.34%
9/30/22	10.67	0.16	(1.94)	(1.78)	(0.32)	(0.21)	(0.53)	8.36	(17.61%)	5,277	1.21%	1.16%	1.60%
9/30/21	11.07	0.17	(0.05)	0.12	(0.25)	(0.27)	(0.52)	10.67	1.03%	11,534	1.16%	1.16%[k]	1.59%
9/30/20	10.82	0.22	0.41	0.63	(0.23)	(0.15)	(0.38)	11.07	6.02%	15,761	1.17%	1.17%[n]	2.09%
9/30/19	9.92	0.27	0.84	1.11	(0.21)	—	(0.21)	10.82	11.48%	18,689	1.19%	1.18%	2.67%
Class Y
9/30/23[g]	$8.98	$0.24	$(0.84)	$(0.60)	$—	$—	$—	$8.38	(6.68%)[b]	$93	0.66%[a]	0.61%[a]	4.08%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.87	$0.26	$1.39	$1.65	$(0.26)	$(1.23)	$(1.49)	$11.03	14.93%	$174,006	0.61%	2.31%
9/30/22	13.48	0.25	(1.15)	(0.90)	(0.26)	(1.45)	(1.71)	10.87	(8.47%)	168,929	0.58%	1.97%
9/30/21	9.87	0.23	3.62	3.85	(0.24)	—	(0.24)	13.48	39.59%	230,230	0.57%	1.84%
9/30/20	11.48	0.25	(1.01)	(0.76)	(0.28)	(0.57)	(0.85)	9.87	(7.64%)	197,915	0.58%	2.42%
9/30/19	13.48	0.26	(0.33)	(0.07)	(0.26)	(1.67)	(1.93)	11.48	1.59%	210,652	0.58%	2.31%
Class R5
9/30/23	$10.90	$0.25	$1.39	$1.64	$(0.25)	$(1.23)	$(1.48)	$11.06	14.76%	$46,196	0.71%	2.21%
9/30/22	13.50	0.24	(1.15)	(0.91)	(0.24)	(1.45)	(1.69)	10.90	(8.48%)	48,259	0.68%	1.86%
9/30/21	9.89	0.22	3.62	3.84	(0.23)	—	(0.23)	13.50	39.38%	70,251	0.67%	1.74%
9/30/20	11.50	0.24	(1.02)	(0.78)	(0.26)	(0.57)	(0.83)	9.89	(7.75%)	62,821	0.68%	2.33%
9/30/19	13.50	0.25	(0.33)	(0.08)	(0.25)	(1.67)	(1.92)	11.50	1.48%	74,403	0.68%	2.19%
Service Class
9/30/23	$10.90	$0.24	$1.38	$1.62	$(0.23)	$(1.23)	$(1.46)	$11.06	14.60%	$11,363	0.81%	2.10%
9/30/22	13.50	0.23	(1.15)	(0.92)	(0.23)	(1.45)	(1.68)	10.90	(8.57%)	11,979	0.78%	1.77%
9/30/21	9.89	0.20	3.63	3.83	(0.22)	—	(0.22)	13.50	39.28%	15,170	0.77%	1.65%
9/30/20	11.51	0.23	(1.02)	(0.79)	(0.26)	(0.57)	(0.83)	9.89	(7.88%)	13,967	0.78%	2.25%
9/30/19	13.49	0.24	(0.32)	(0.08)	(0.23)	(1.67)	(1.90)	11.51	1.40%	10,046	0.78%	2.08%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	45%	43%	60%	52%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.99	$0.23	$1.40		$1.63	$(0.22)	$(1.23)	$(1.45)	$11.17	14.56%	$17,730	0.91%	2.01%
9/30/22	13.61	0.21	(1.17)		(0.96)	(0.21)	(1.45)	(1.66)	10.99	(8.76%)	16,695	0.88%	1.66%
9/30/21	9.96	0.19	3.67		3.86	(0.21)	—	(0.21)	13.61	39.24%	21,354	0.87%	1.54%
9/30/20	11.59	0.22	(1.03)		(0.81)	(0.25)	(0.57)	(0.82)	9.96	(7.99%)	16,359	0.88%	2.12%
9/30/19	13.58	0.23	(0.33)		(0.10)	(0.22)	(1.67)	(1.89)	11.59	1.29%	20,346	0.88%	2.01%
Class R4
9/30/23	$10.66	$0.21	$1.35		$1.56	$(0.20)	$(1.23)	$(1.43)	$10.79	14.35%	$9,562	1.06%	1.87%
9/30/22	13.24	0.19	(1.12)		(0.93)	(0.20)	(1.45)	(1.65)	10.66	(8.83%)	8,853	1.03%	1.51%
9/30/21	9.70	0.17	3.57		3.74	(0.20)	—	(0.20)	13.24	39.00%	12,608	1.02%	1.39%
9/30/20	11.31	0.20	(1.01)		(0.81)	(0.23)	(0.57)	(0.80)	9.70	(8.14%)	9,823	1.03%	2.00%
9/30/19	13.32	0.21	(0.32)		(0.11)	(0.23)	(1.67)	(1.90)	11.31	1.18%	6,570	1.03%	1.88%
Class A
9/30/23	$10.86	$0.20	$1.38		$1.58	$(0.19)	$(1.23)	$(1.42)	$11.02	14.25%	$22,250	1.16%	1.77%
9/30/22	13.45	0.18	(1.15)		(0.97)	(0.17)	(1.45)	(1.62)	10.86	(8.93%)	21,805	1.13%	1.42%
9/30/21	9.85	0.16	3.63		3.79	(0.19)	—	(0.19)	13.45	38.84%	26,835	1.12%	1.29%
9/30/20	11.46	0.19	(1.02)		(0.83)	(0.21)	(0.57)	(0.78)	9.85	(8.22%)	27,575	1.13%	1.87%
9/30/19	13.45	0.20	(0.32)		(0.12)	(0.20)	(1.67)	(1.87)	11.46	1.03%	37,170	1.13%	1.75%
Class R3
9/30/23	$10.78	$0.18	$1.37		$1.55	$(0.19)	$(1.23)	$(1.42)	$10.91	14.07%	$684	1.31%	1.60%
9/30/22	13.35	0.16	(1.14)		(0.98)	(0.14)	(1.45)	(1.59)	10.78	(9.09%)	1,395	1.28%	1.31%
9/30/21	9.77	0.14	3.61		3.75	(0.17)	—	(0.17)	13.35	38.73%	1,082	1.27%	1.14%
9/30/20	11.39	0.18	(1.02)		(0.84)	(0.21)	(0.57)	(0.78)	9.77	(8.38%)	1,492	1.28%	1.76%
9/30/19	13.37	0.18	(0.31)		(0.13)	(0.18)	(1.67)	(1.85)	11.39	0.91%	1,387	1.28%	1.59%
Class Y
9/30/23[g]	$11.66	$0.17	$(0.77	)aa	$(0.60)	$—	$—	$—	$11.06	(5.15%)[b]	$95	0.71%[a]	2.26%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.54	$0.13	$1.29	$1.42	$(0.13)	$(1.32)	$(1.45)	$8.51	16.77%	$313,242	0.68%	1.49%
9/30/22	10.48	0.14	(0.77)	(0.63)	(0.08)	(1.23)	(1.31)	8.54	(7.69%)	277,621	0.66%	1.43%
9/30/21	7.52	0.12	2.99	3.11	(0.15)	—	(0.15)	10.48	41.76%	353,238	0.65%	1.19%
9/30/20	10.33	0.15	(0.72)	(0.57)	(0.23)	(2.01)	(2.24)	7.52	(8.51%)	268,368	0.66%	1.85%
9/30/19	11.93	0.20	(0.39)	(0.19)	(0.23)	(1.18)	(1.41)	10.33	(0.07%)	353,302	0.64%	1.96%
Class R5
9/30/23	$8.62	$0.12	$1.30	$1.42	$(0.12)	$(1.32)	$(1.44)	$8.60	16.58%	$45,279	0.78%	1.37%
9/30/22	10.56	0.13	(0.78)	(0.65)	(0.06)	(1.23)	(1.29)	8.62	(7.73%)	69,771	0.76%	1.31%
9/30/21	7.57	0.11	3.02	3.13	(0.14)	—	(0.14)	10.56	41.74%	112,193	0.75%	1.11%
9/30/20	10.39	0.14	(0.73)	(0.59)	(0.22)	(2.01)	(2.23)	7.57	(8.68%)	132,370	0.76%	1.75%
9/30/19	11.98	0.19	(0.38)	(0.19)	(0.22)	(1.18)	(1.40)	10.39	(0.13%)	196,887	0.74%	1.85%
Service Class
9/30/23	$8.56	$0.11	$1.28	$1.39	$(0.11)	$(1.32)	$(1.43)	$8.52	16.33%	$26,121	0.88%	1.28%
9/30/22	10.49	0.12	(0.76)	(0.64)	(0.06)	(1.23)	(1.29)	8.56	(7.76%)	26,311	0.86%	1.23%
9/30/21	7.53	0.10	2.99	3.09	(0.13)	—	(0.13)	10.49	41.43%	29,948	0.85%	0.99%
9/30/20	10.34	0.13	(0.72)	(0.59)	(0.21)	(2.01)	(2.22)	7.53	(8.76%)	21,654	0.86%	1.64%
9/30/19	11.93	0.18	(0.38)	(0.20)	(0.21)	(1.18)	(1.39)	10.34	(0.25%)	30,115	0.84%	1.75%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	34%	30%	38%	54%	103%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.65	$0.10	$1.30		$1.40	$(0.09)	$(1.32)	$(1.41)	$8.64	16.28%	$23,988	0.98%	1.18%
9/30/22	10.59	0.11	(0.78)		(0.67)	(0.04)	(1.23)	(1.27)	8.65	(7.94%)	24,364	0.96%	1.09%
9/30/21	7.60	0.09	3.02		3.11	(0.12)	—	(0.12)	10.59	41.33%	47,797	0.95%	0.92%
9/30/20	10.41	0.13	(0.73)		(0.60)	(0.20)	(2.01)	(2.21)	7.60	(8.78%)	56,880	0.96%	1.53%
9/30/19	12.00	0.17	(0.38)		(0.21)	(0.20)	(1.18)	(1.38)	10.41	(0.36%)	58,983	0.94%	1.65%
Class R4
9/30/23	$8.28	$0.09	$1.24		$1.33	$(0.07)	$(1.32)	$(1.39)	$8.22	16.11%	$4,038	1.13%	1.03%
9/30/22	10.19	0.09	(0.74)		(0.65)	(0.03)	(1.23)	(1.26)	8.28	(8.06%)	3,937	1.11%	0.95%
9/30/21	7.32	0.07	2.91		2.98	(0.11)	—	(0.11)	10.19	41.10%	9,329	1.10%	0.74%
9/30/20	10.11	0.11	(0.70)		(0.59)	(0.19)	(2.01)	(2.20)	7.32	(8.98%)	7,609	1.11%	1.41%
9/30/19	11.67	0.15	(0.37)		(0.22)	(0.16)	(1.18)	(1.34)	10.11	(0.47%)	9,055	1.09%	1.48%
Class A
9/30/23	$8.49	$0.08	$1.27		$1.35	$(0.07)	$(1.32)	$(1.39)	$8.45	16.01%	$22,527	1.23%	0.93%
9/30/22	10.41	0.09	(0.77)		(0.68)	(0.01)	(1.23)	(1.24)	8.49	(8.13%)	22,657	1.21%	0.87%
9/30/21	7.46	0.06	2.98		3.04	(0.09)	—	(0.09)	10.41	40.98%	33,431	1.20%	0.65%
9/30/20	10.26	0.11	(0.73)		(0.62)	(0.17)	(2.01)	(2.18)	7.46	(9.06%)	34,647	1.21%	1.33%
9/30/19	11.83	0.14	(0.37)		(0.23)	(0.16)	(1.18)	(1.34)	10.26	(0.58%)	66,407	1.19%	1.38%
Class R3
9/30/23	$8.23	$0.06	$1.24		$1.30	$(0.05)	$(1.32)	$(1.37)	$8.16	15.88%	$1,338	1.38%	0.78%
9/30/22	10.14	0.07	(0.74)		(0.67)	(0.01)	(1.23)	(1.24)	8.23	(8.26%)	1,310	1.36%	0.73%
9/30/21	7.27	0.05	2.90		2.95	(0.08)	—	(0.08)	10.14	40.82%	1,678	1.35%	0.49%
9/30/20	10.05	0.09	(0.71)		(0.62)	(0.15)	(2.01)	(2.16)	7.27	(9.23%)	989	1.36%	1.15%
9/30/19	11.63	0.12	(0.37)		(0.25)	(0.15)	(1.18)	(1.33)	10.05	(0.77%)	2,362	1.34%	1.23%
Class Y
9/30/23[g]	$8.79	$0.09	$(0.29	)aa	$(0.20)	$—	$—	$—	$8.59	(2.28%)[b]	$98	0.78%[a]	1.51%[a]

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$15.93	$0.23	$2.82		$3.05	$(0.28)	$(4.01)	$(4.29)	$14.69	21.49%	$985,761	0.14%	1.54%
9/30/22	21.46	0.27	(2.98)		(2.71)	(0.29)	(2.53)	(2.82)	15.93	(15.56%)	900,471	0.12%	1.36%
9/30/21	19.31	0.28	4.91		5.19	(0.39)	(2.65)	(3.04)	21.46	29.93%	1,495,161	0.12%	1.36%
9/30/20	17.92	0.32	2.30		2.62	(0.40)	(0.83)	(1.23)	19.31	15.04%	1,210,251	0.12%	1.79%
9/30/19	20.48	0.32	(0.00	)d,aa	0.32	(0.37)	(2.51)	(2.88)	17.92	4.17%	1,083,523	0.12%	1.86%
Class R5
9/30/23	$16.00	$0.21	$2.85		$3.06	$(0.26)	$(4.01)	$(4.27)	$14.79	21.40%	$320,371	0.24%	1.44%
9/30/22	21.55	0.25	(3.01)		(2.76)	(0.26)	(2.53)	(2.79)	16.00	(15.68%)	300,070	0.22%	1.27%
9/30/21	19.38	0.26	4.93		5.19	(0.37)	(2.65)	(3.02)	21.55	29.78%	471,641	0.22%	1.26%
9/30/20	17.98	0.30	2.31		2.61	(0.38)	(0.83)	(1.21)	19.38	14.93%	416,360	0.22%	1.70%
9/30/19	20.53	0.31	(0.01	)aa	0.30	(0.34)	(2.51)	(2.85)	17.98	4.05%	487,312	0.22%	1.76%
Service Class
9/30/23	$16.04	$0.19	$2.86		$3.05	$(0.23)	$(4.01)	$(4.24)	$14.85	21.24%	$263,472	0.39%	1.29%
9/30/22	21.60	0.22	(3.02)		(2.80)	(0.23)	(2.53)	(2.76)	16.04	(15.84%)	244,212	0.37%	1.12%
9/30/21	19.41	0.23	4.95		5.18	(0.34)	(2.65)	(2.99)	21.60	29.63%	371,149	0.37%	1.11%
9/30/20	18.00	0.28	2.31		2.59	(0.35)	(0.83)	(1.18)	19.41	14.80%	381,745	0.37%	1.54%
9/30/19	20.55	0.28	(0.01	)aa	0.27	(0.31)	(2.51)	(2.82)	18.00	3.84%	395,249	0.37%	1.61%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	2%	2%	4%	6%	4%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$15.59	$0.17	$2.76		$2.93	$(0.21)	$(4.01)	$(4.22)	$14.30	21.04%	$219,664	0.49%	1.19%
9/30/22	21.05	0.19	(2.92)		(2.73)	(0.20)	(2.53)	(2.73)	15.59	(15.88%)	213,739	0.47%	1.01%
9/30/21	18.99	0.20	4.83		5.03	(0.32)	(2.65)	(2.97)	21.05	29.45%	368,149	0.47%	1.01%
9/30/20	17.63	0.25	2.27		2.52	(0.33)	(0.83)	(1.16)	18.99	14.68%	370,740	0.47%	1.45%
9/30/19	20.19	0.26	(0.01	)aa	0.25	(0.30)	(2.51)	(2.81)	17.63	3.77%	476,225	0.47%	1.51%
Class R4
9/30/23	$15.29	$0.15	$2.70		$2.85	$(0.19)	$(4.01)	$(4.20)	$13.94	20.87%	$360,408	0.64%	1.04%
9/30/22	20.69	0.16	(2.87)		(2.71)	(0.16)	(2.53)	(2.69)	15.29	(16.01%)	333,263	0.62%	0.87%
9/30/21	18.71	0.17	4.75		4.92	(0.29)	(2.65)	(2.94)	20.69	29.26%	494,937	0.62%	0.87%
9/30/20	17.39	0.22	2.24		2.46	(0.31)	(0.83)	(1.14)	18.71	14.51%	561,315	0.62%	1.29%
9/30/19	19.95	0.23	(0.02	)aa	0.21	(0.26)	(2.51)	(2.77)	17.39	3.61%	594,415	0.62%	1.36%
Class A
9/30/23	$15.15	$0.13	$2.67		$2.80	$(0.18)	$(4.01)	$(4.19)	$13.76	20.73%	$14,603	0.74%	0.95%
9/30/22	20.51	0.14	(2.83)		(2.69)	(0.14)	(2.53)	(2.67)	15.15	(16.06%)	18,172	0.72%	0.77%
9/30/21	18.57	0.15	4.72		4.87	(0.28)	(2.65)	(2.93)	20.51	29.14%	25,655	0.72%	0.76%
9/30/20	17.26	0.21	2.21		2.42	(0.28)	(0.83)	(1.11)	18.57	14.40%	23,908	0.72%	1.20%
9/30/19	19.82	0.21	(0.02	)aa	0.19	(0.24)	(2.51)	(2.75)	17.26	3.46%	28,147	0.72%	1.26%
Class R3
9/30/23	$14.62	$0.10	$2.58		$2.68	$(0.15)	$(4.01)	$(4.16)	$13.14	20.62%	$242,145	0.89%	0.78%
9/30/22	19.92	0.11	(2.74)		(2.63)	(0.14)	(2.53)	(2.67)	14.62	(16.25%)	212,307	0.87%	0.63%
9/30/21	18.12	0.11	4.60		4.71	(0.26)	(2.65)	(2.91)	19.92	28.96%	271,678	0.87%	0.60%
9/30/20	16.87	0.17	2.17		2.34	(0.26)	(0.83)	(1.09)	18.12	14.25%	215,443	0.87%	1.04%
9/30/19	19.45	0.18	(0.02	)aa	0.16	(0.23)	(2.51)	(2.74)	16.87	3.34%	222,503	0.87%	1.11%

The accompanying notes are an integral part of the financial statements.

MassMutual Equity Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$16.66	$0.23	$2.09	$2.32	$(0.25)	$(2.49)	$(2.74)	$16.24	13.65%	$416,283	0.75%	1.36%
9/30/22	20.17	0.23	(1.29)	(1.06)	(0.25)	(2.20)	(2.45)	16.66	(6.98%)	355,035	0.74%	1.17%
9/30/21	17.22	0.24	3.99	4.23	(0.24)	(1.04)	(1.28)	20.17	25.67%	432,817	0.73%	1.25%
9/30/20	18.33	0.27	0.26	0.53	(0.29)	(1.35)	(1.64)	17.22	2.73%	402,371	0.74%	1.64%
9/30/19	18.41	0.27	1.36	1.63	(0.28)	(1.43)	(1.71)	18.33	10.82%	274,970	0.74%	1.60%
Class R5
9/30/23	$16.75	$0.21	$2.11	$2.32	$(0.23)	$(2.49)	$(2.72)	$16.35	13.54%	$63,720	0.85%	1.23%
9/30/22	20.26	0.21	(1.29)	(1.08)	(0.23)	(2.20)	(2.43)	16.75	(7.05%)	84,471	0.83%	1.06%
9/30/21	17.30	0.22	4.00	4.22	(0.22)	(1.04)	(1.26)	20.26	25.48%	165,143	0.83%	1.15%
9/30/20	18.41	0.26	0.25	0.51	(0.27)	(1.35)	(1.62)	17.30	2.61%	156,171	0.84%	1.50%
9/30/19	18.47	0.26	1.37	1.63	(0.26)	(1.43)	(1.69)	18.41	10.76%	180,002	0.84%	1.50%
Service Class
9/30/23	$16.27	$0.19	$2.05	$2.24	$(0.21)	$(2.49)	$(2.70)	$15.81	13.48%	$32,092	0.95%	1.15%
9/30/22	19.75	0.18	(1.25)	(1.07)	(0.21)	(2.20)	(2.41)	16.27	(7.18%)	34,750	0.94%	0.96%
9/30/21	16.88	0.20	3.91	4.11	(0.20)	(1.04)	(1.24)	19.75	25.44%	46,987	0.93%	1.04%
9/30/20	18.00	0.23	0.25	0.48	(0.25)	(1.35)	(1.60)	16.88	2.52%	48,504	0.94%	1.41%
9/30/19	18.10	0.24	1.33	1.57	(0.24)	(1.43)	(1.67)	18.00	10.61%	53,931	0.94%	1.41%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	24%	25%	25%	41%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$15.92	$0.17	$2.01		$2.18	$(0.19)	$(2.49)	$(2.68)	$15.42	13.37%	$34,721	1.05%	1.05%
9/30/22	19.38	0.16	(1.23)		(1.07)	(0.19)	(2.20)	(2.39)	15.92	(7.30%)	34,104	1.04%	0.86%
9/30/21	16.59	0.18	3.83		4.01	(0.18)	(1.04)	(1.22)	19.38	25.26%	51,726	1.03%	0.95%
9/30/20	17.71	0.21	0.25		0.46	(0.23)	(1.35)	(1.58)	16.59	2.42%	45,175	1.04%	1.30%
9/30/19	17.84	0.21	1.31		1.52	(0.22)	(1.43)	(1.65)	17.71	10.46%	55,316	1.04%	1.29%
Class R4
9/30/23	$14.46	$0.13	$1.83		$1.96	$(0.17)	$(2.49)	$(2.66)	$13.76	13.18%	$9,151	1.21%	0.91%
9/30/22	17.80	0.12	(1.09)		(0.97)	(0.17)	(2.20)	(2.37)	14.46	(7.41%)	6,354	1.19%	0.71%
9/30/21	15.34	0.13	3.54		3.67	(0.17)	(1.04)	(1.21)	17.80	25.07%	8,727	1.18%	0.79%
9/30/20	16.48	0.18	0.23		0.41	(0.20)	(1.35)	(1.55)	15.34	2.28%	8,716	1.19%	1.18%
9/30/19	16.74	0.17	1.21		1.38	(0.21)	(1.43)	(1.64)	16.48	10.30%	6,921	1.19%	1.13%
Class A
9/30/23	$14.83	$0.12	$1.87		$1.99	$(0.15)	$(2.49)	$(2.64)	$14.18	13.05%	$35,886	1.30%	0.80%
9/30/22	18.18	0.11	(1.12)		(1.01)	(0.14)	(2.20)	(2.34)	14.83	(7.46%)	38,062	1.29%	0.61%
9/30/21	15.64	0.12	3.61		3.73	(0.15)	(1.04)	(1.19)	18.18	24.94%	53,123	1.28%	0.70%
9/30/20	16.78	0.16	0.24		0.40	(0.19)	(1.35)	(1.54)	15.64	2.19%	55,832	1.29%	1.05%
9/30/19	16.98	0.16	1.24		1.40	(0.17)	(1.43)	(1.60)	16.78	10.19%	63,914	1.29%	1.04%
Class R3
9/30/23	$13.16	$0.08	$1.68		$1.76	$(0.16)	$(2.49)	$(2.65)	$12.27	12.96%	$6,401	1.45%	0.66%
9/30/22	16.40	0.07	(0.98)		(0.91)	(0.13)	(2.20)	(2.33)	13.16	(7.66%)	4,064	1.44%	0.49%
9/30/21	14.22	0.09	3.27		3.36	(0.14)	(1.04)	(1.18)	16.40	24.79%	3,259	1.43%	0.55%
9/30/20	15.42	0.13	0.22		0.35	(0.20)	(1.35)	(1.55)	14.22	2.00%	3,447	1.44%	0.92%
9/30/19	15.77	0.13	1.12		1.25	(0.17)	(1.43)	(1.60)	15.42	10.01%	3,297	1.44%	0.92%
Class Y
9/30/23[g]	$16.77	$0.15	$(0.57	)aa	$(0.42)	$—	$—	$—	$16.35	(2.50%)[b]	$97	0.86%[a]	1.33%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Fundamental Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$2.98	$(0.03)	$0.59		$0.56	$(0.00)[d]	$—	$(0.00)[d]	$3.54	18.95%	$2,680	1.54%	1.49%	(0.81%)
9/30/22	6.15	(0.02)	(1.42)		(1.44)	—	(1.73)	(1.73)	2.98	(31.76%)	2,654	1.18%	1.18%[k]	(0.59%)
9/30/21	8.33	(0.04)	1.93		1.89	—	(4.07)	(4.07)	6.15	28.46%	13,386	1.04%	N/A	(0.61%)
9/30/20	8.03	0.00 [d]	1.67		1.67	(0.02)	(1.35)	(1.37)	8.33	23.25%	12,278	0.89%	N/A	(0.01%)
9/30/19	9.81	0.02	(0.00	)d,aa	0.02	(0.05)	(1.75)	(1.80)	8.03	4.27%	67,992	0.82%	0.78%	0.31%
Class R5
9/30/23	$3.00	$(0.03)	$0.59		$0.56	$(0.00)[d]	$—	$(0.00)[d]	$3.56	18.68%	$3,879	1.64%	1.59%	(0.90%)
9/30/22	6.19	(0.03)	(1.43)		(1.46)	—	(1.73)	(1.73)	3.00	(31.94%)	4,939	1.32%	1.31%	(0.71%)
9/30/21	8.37	(0.05)	1.94		1.89	(0.00)[d]	(4.07)	(4.07)	6.19	28.29%	10,813	1.14%	N/A	(0.71%)
9/30/20	8.05	(0.01)	1.69		1.68	(0.01)	(1.35)	(1.36)	8.37	23.34%	12,351	0.99%	N/A	(0.17%)
9/30/19	9.83	0.02	(0.01	)aa	0.01	(0.04)	(1.75)	(1.79)	8.05	4.13%	31,014	0.92%	0.88%	0.21%
Service Class
9/30/23	$2.76	$(0.03)	$0.54		$0.51	$—	$—	$—	$3.27	18.48%	$2,454	1.74%	1.69%	(1.01%)
9/30/22	5.84	(0.03)	(1.32)		(1.35)	—	(1.73)	(1.73)	2.76	(31.97%)	4,211	1.43%	1.42%	(0.80%)
9/30/21	8.11	(0.05)	1.85		1.80	(0.00)[d]	(4.07)	(4.07)	5.84	28.05%	6,641	1.24%	N/A	(0.81%)
9/30/20	7.83	(0.02)	1.66		1.64	(0.01)	(1.35)	(1.36)	8.11	23.35%	6,285	1.09%	N/A	(0.30%)
9/30/19	9.62	0.01	(0.02	)aa	(0.01)	(0.03)	(1.75)	(1.78)	7.83	3.97%	9,805	1.02%	0.98%	0.11%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	64%	67%	78%	164%	123%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$2.49	$(0.03)	$0.49		$0.46	$—	$—	$—	$2.95	18.47%	$5,417	1.84%	1.79%	(1.10%)
9/30/22	5.46	(0.03)	(1.21)		(1.24)	—	(1.73)	(1.73)	2.49	(32.21%)	4,610	1.52%	1.51%	(0.90%)
9/30/21	7.80	(0.05)	1.78		1.73	(0.00)[d]	(4.07)	(4.07)	5.46	28.26%	8,032	1.34%	N/A	(0.91%)
9/30/20	7.59	(0.03)	1.59		1.56	—	(1.35)	(1.35)	7.80	23.08%	13,485	1.19%	N/A	(0.41%)
9/30/19	9.38	0.00 [d]	(0.02	)aa	(0.02)	(0.02)	(1.75)	(1.77)	7.59	3.97%	14,315	1.12%	1.09%	0.01%
Class R4
9/30/23	$1.90	$(0.03)	$0.38		$0.35	$—	$—	$—	$2.25	18.42%	$1,473	1.99%	1.94%	(1.25%)
9/30/22	4.59	(0.03)	(0.93)		(0.96)	—	(1.73)	(1.73)	1.90	(32.23%)	1,220	1.69%	1.68%	(1.05%)
9/30/21	7.14	(0.05)	1.57		1.52	(0.00)[d]	(4.07)	(4.07)	4.59	27.79%	1,699	1.49%	N/A	(1.06%)
9/30/20	7.06	(0.04)	1.47		1.43	—	(1.35)	(1.35)	7.14	22.94%	1,662	1.34%	N/A	(0.59%)
9/30/19	8.86	(0.01)	(0.03	)aa	(0.04)	(0.01)	(1.75)	(1.76)	7.06	3.87%	1,217	1.27%	1.22%	(0.08%)
Class A
9/30/23	$1.99	$(0.03)	$0.39		$0.36	$—	$—	$—	$2.35	18.09%	$7,740	2.09%	2.04%	(1.35%)
9/30/22	4.72	(0.03)	(0.97)		(1.00)	—	(1.73)	(1.73)	1.99	(32.20%)	7,267	1.77%	1.76%	(1.15%)
9/30/21	7.25	(0.06)	1.60		1.54	(0.00)[d]	(4.07)	(4.07)	4.72	27.60%	13,199	1.59%	N/A	(1.16%)
9/30/20	7.15	(0.04)	1.49		1.45	—	(1.35)	(1.35)	7.25	22.92%	15,843	1.44%	N/A	(0.67%)
9/30/19	8.95	(0.02)	(0.03	)aa	(0.05)	—	(1.75)	(1.75)	7.15	3.67%	14,997	1.37%	1.33%	(0.23%)
Class R3
9/30/23	$1.29	$(0.02)	$0.26		$0.24	$—	$—	$—	$1.53	18.60%	$1,319	2.24%	2.19%	(1.50%)
9/30/22	3.70	(0.02)	(0.66)		(0.68)	—	(1.73)	(1.73)	1.29	(32.59%)	1,101	1.94%	1.93%	(1.30%)
9/30/21	6.45	(0.05)	1.37		1.32	(0.00)[d]	(4.07)	(4.07)	3.70	27.69%	1,562	1.74%	N/A	(1.32%)
9/30/20	6.51	(0.05)	1.34		1.29	—	(1.35)	(1.35)	6.45	22.70%	2,803	1.59%	N/A	(0.82%)
9/30/19	8.34	(0.03)	(0.05	)aa	(0.08)	—	(1.75)	(1.75)	6.51	3.54%	2,794	1.52%	1.48%	(0.40%)
Class Y
9/30/23[g]	$3.53	$(0.02)	$0.05		$0.03	$—	$—	$—	$3.56	0.85%[b]	$101	1.64%[a]	1.59%[a]	(0.87%)[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$18.74	$(0.02)	$5.76	$5.74	$(0.09)	$(2.91)	$(3.00)	$21.48	34.60%	$1,436,141	0.65%	(0.09%)
9/30/22	33.66	(0.04)	(8.56)	(8.60)	—	(6.32)	(6.32)	18.74	(31.96%)	1,748,402	0.64%	(0.15%)
9/30/21	28.98	(0.05)	6.11	6.06	—	(1.38)	(1.38)	33.66	21.60%	2,790,281	0.63%	(0.15%)
9/30/20	22.73	0.01	7.59	7.60	(0.09)	(1.26)	(1.35)	28.98	34.96%	2,729,246	0.64%	0.06%
9/30/19	23.37	0.07	0.59	0.66	(0.11)	(1.19)	(1.30)	22.73	3.82%	1,947,695	0.64%	0.34%
Class R5
9/30/23	$18.65	$(0.04)	$5.74	$5.70	$(0.07)	$(2.91)	$(2.98)	$21.37	34.48%	$272,965	0.75%	(0.19%)
9/30/22	33.56	(0.06)	(8.53)	(8.59)	—	(6.32)	(6.32)	18.65	(32.04%)	333,396	0.74%	(0.25%)
9/30/21	28.93	(0.08)	6.09	6.01	—	(1.38)	(1.38)	33.56	21.46%	616,307	0.73%	(0.25%)
9/30/20	22.69	(0.01)	7.58	7.57	(0.07)	(1.26)	(1.33)	28.93	34.84%	604,630	0.74%	(0.04%)
9/30/19	23.32	0.05	0.59	0.64	(0.08)	(1.19)	(1.27)	22.69	3.75%	456,222	0.74%	0.24%
Service Class
9/30/23	$18.37	$(0.06)	$5.65	$5.59	$(0.05)	$(2.91)	$(2.96)	$21.00	34.34%	$132,292	0.85%	(0.29%)
9/30/22	33.18	(0.09)	(8.40)	(8.49)	—	(6.32)	(6.32)	18.37	(32.12%)	121,094	0.84%	(0.35%)
9/30/21	28.64	(0.11)	6.03	5.92	—	(1.38)	(1.38)	33.18	21.36%	207,565	0.83%	(0.35%)
9/30/20	22.47	(0.04)	7.51	7.47	(0.04)	(1.26)	(1.30)	28.64	34.72%	184,567	0.84%	(0.17%)
9/30/19	23.10	0.03	0.58	0.61	(0.05)	(1.19)	(1.24)	22.47	3.61%	114,021	0.84%	0.14%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	16%	16%	20%	28%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$17.95	$(0.07)	$5.48	$5.41	$(0.02)	$(2.91)	$(2.93)	$20.43	34.14%	$152,817	0.95%	(0.39%)
9/30/22	32.58	(0.11)	(8.20)	(8.31)	—	(6.32)	(6.32)	17.95	(32.16%)	171,168	0.94%	(0.46%)
9/30/21	28.18	(0.14)	5.92	5.78	—	(1.38)	(1.38)	32.58	21.21%	347,256	0.93%	(0.45%)
9/30/20	22.13	(0.06)	7.40	7.34	(0.03)	(1.26)	(1.29)	28.18	34.60%	388,847	0.94%	(0.24%)
9/30/19	22.78	0.01	0.57	0.58	(0.04)	(1.19)	(1.23)	22.13	3.51%	312,815	0.94%	0.04%
Class R4
9/30/23	$16.73	$(0.09)	$5.06	$4.97	$—	$(2.91)	$(2.91)	$18.79	33.92%	$45,784	1.10%	(0.54%)
9/30/22	30.82	(0.14)	(7.63)	(7.77)	—	(6.32)	(6.32)	16.73	(32.26%)	48,674	1.08%	(0.59%)
9/30/21	26.76	(0.17)	5.61	5.44	—	(1.38)	(1.38)	30.82	21.05%	128,730	1.08%	(0.60%)
9/30/20	21.09	(0.09)	7.02	6.93	—	(1.26)	(1.26)	26.76	34.34%	121,843	1.09%	(0.38%)
9/30/19	21.78	(0.02)	0.54	0.52	(0.02)	(1.19)	(1.21)	21.09	3.38%	106,445	1.09%	(0.11%)
Class A
9/30/23	$16.71	$(0.11)	$5.06	$4.95	$—	$(2.91)	$(2.91)	$18.75	33.82%	$81,524	1.20%	(0.64%)
9/30/22	30.82	(0.16)	(7.63)	(7.79)	—	(6.32)	(6.32)	16.71	(32.34%)	80,084	1.19%	(0.70%)
9/30/21	26.79	(0.20)	5.61	5.41	—	(1.38)	(1.38)	30.82	20.91%	142,265	1.18%	(0.69%)
9/30/20	21.13	(0.11)	7.03	6.92	—	(1.26)	(1.26)	26.79	34.23%	202,794	1.18%	(0.48%)
9/30/19	21.82	(0.04)	0.54	0.50	—	(1.19)	(1.19)	21.13	3.27%	181,457	1.19%	(0.21%)
Class R3
9/30/23	$15.00	$(0.12)	$4.46	$4.34	$—	$(2.91)	$(2.91)	$16.43	33.59%	$34,246	1.35%	(0.80%)
9/30/22	28.32	(0.18)	(6.82)	(7.00)	—	(6.32)	(6.32)	15.00	(32.41%)	30,331	1.34%	(0.85%)
9/30/21	24.76	(0.23)	5.17	4.94	—	(1.38)	(1.38)	28.32	20.72%	55,690	1.33%	(0.85%)
9/30/20	19.64	(0.13)	6.51	6.38	—	(1.26)	(1.26)	24.76	34.06%	60,548	1.33%	(0.62%)
9/30/19	20.41	(0.07)	0.49	0.42	—	(1.19)	(1.19)	19.64	3.10%	61,141	1.34%	(0.36%)
Class Y
9/30/23[g]	$18.41	$(0.03)	$2.99	$2.96	$—	$—	$—	$21.37	16.08%[b]	$116	0.76%[a]	(0.20%)[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$4.56	$(0.02)	$1.17		$1.15	$(0.03)	$(0.50)	$(0.53)	5.18	27.18%	$76,491	0.85%	0.83%	(0.36%)
9/30/22	11.31	(0.04)	(4.23)		(4.27)	—	(2.48)	(2.48)	4.56	(47.25%)	146,814	0.78%	0.76%	(0.53%)
9/30/21	10.57	(0.06)	2.82		2.76	—	(2.02)	(2.02)	11.31	28.69%	304,938	0.76%	0.74%	(0.54%)
9/30/20	10.21	(0.02)	3.53		3.51	(0.06)	(3.09)	(3.15)	10.57	45.81%	248,333	0.77%	0.76%	(0.23%)
9/30/19	13.19	(0.03)	(0.29	)aa	(0.32)	—	(2.66)	(2.66)	10.21	1.63%	168,427	0.76%	N/A	(0.24%)
Class R5
9/30/23	$4.40	$(0.02)	$1.11		$1.09	$(0.02)	$(0.50)	$(0.52)	$4.97	26.88%	$21,991	0.95%	0.93%	(0.46%)
9/30/22	11.00	(0.04)	(4.08)		(4.12)	—	(2.48)	(2.48)	4.40	(47.21%)	33,626	0.88%	0.86%	(0.63%)
9/30/21	10.33	(0.07)	2.76		2.69	—	(2.02)	(2.02)	11.00	28.64%	82,696	0.86%	0.84%	(0.64%)
9/30/20	10.05	(0.03)	3.45		3.42	(0.05)	(3.09)	(3.14)	10.33	45.51%	112,882	0.87%	0.86%	(0.31%)
9/30/19	13.04	(0.04)	(0.29	)aa	(0.33)	—	(2.66)	(2.66)	10.05	1.56%	127,577	0.86%	N/A	(0.36%)
Service Class
9/30/23	$4.00	$(0.02)	$1.02		$1.00	$(0.02)	$(0.50)	$(0.52)	$4.48	27.19%	$8,450	1.05%	1.03%	(0.56%)
9/30/22	10.27	(0.05)	(3.74)		(3.79)	—	(2.48)	(2.48)	4.00	(47.38%)	14,637	0.98%	0.96%	(0.73%)
9/30/21	9.77	(0.07)	2.59		2.52	—	(2.02)	(2.02)	10.27	28.53%	30,819	0.96%	0.94%	(0.74%)
9/30/20	9.66	(0.03)	3.27		3.24	(0.04)	(3.09)	(3.13)	9.77	45.46%	31,955	0.97%	0.96%	(0.37%)
9/30/19	12.67	(0.05)	(0.30	)aa	(0.35)	—	(2.66)	(2.66)	9.66	1.40%	73,129	0.96%	N/A	(0.47%)

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	29%	29%	26%	47%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$3.51	$(0.02)	$0.88		$0.86	$(0.02)	$(0.50)	$(0.52)	$3.85	26.85%	$25,045	1.16%	1.14%	(0.67%)
9/30/22	9.34	(0.05)	(3.30)		(3.35)	—	(2.48)	(2.48)	3.51	(47.40%)	22,602	1.08%	1.06%	(0.83%)
9/30/21	9.06	(0.08)	2.38		2.30	—	(2.02)	(2.02)	9.34	28.30%	51,978	1.06%	1.04%	(0.84%)
9/30/20	9.17	(0.04)	3.05		3.01	(0.03)	(3.09)	(3.12)	9.06	45.29%	57,076	1.07%	1.06%	(0.52%)
9/30/19	12.19	(0.05)	(0.31	)aa	(0.36)	—	(2.66)	(2.66)	9.17	1.38%	48,666	1.06%	N/A	(0.56%)
Class R4
9/30/23	$2.68	$(0.02)	$0.65		$0.63	$(0.01)	$(0.50)	$(0.51)	$2.80	26.57%	$795	1.30%	1.28%	(0.82%)
9/30/22	7.76	(0.05)	(2.55)		(2.60)	—	(2.48)	(2.48)	2.68	(47.38%)	638	1.23%	1.21%	(0.99%)
9/30/21	7.84	(0.08)	2.02		1.94	—	(2.02)	(2.02)	7.76	28.08%	2,721	1.21%	1.19%	(0.99%)
9/30/20	8.32	(0.04)	2.66		2.62	(0.01)	(3.09)	(3.10)	7.84	45.05%	2,777	1.22%	1.21%	(0.60%)
9/30/19	11.37	(0.06)	(0.33	)aa	(0.39)	—	(2.66)	(2.66)	8.32	1.17%	9,775	1.21%	N/A	(0.71%)
Class A
9/30/23	$2.59	$(0.02)	$0.62		$0.60	$(0.01)	$(0.50)	$(0.51)	$2.68	26.39%	$15,078	1.40%	1.38%	(0.92%)
9/30/22	7.60	(0.05)	(2.48)		(2.53)	—	(2.48)	(2.48)	2.59	(47.50%)	14,095	1.33%	1.31%	(1.08%)
9/30/21	7.72	(0.08)	1.98		1.90	—	(2.02)	(2.02)	7.60	27.99%	38,900	1.31%	1.29%	(1.09%)
9/30/20	8.24	(0.05)	2.63		2.58	(0.01)	(3.09)	(3.10)	7.72	44.93%	41,810	1.32%	1.31%	(0.77%)
9/30/19	11.30	(0.07)	(0.33	)aa	(0.40)	—	(2.66)	(2.66)	8.24	1.06%	36,629	1.31%	N/A	(0.81%)
Class R3
9/30/23	$1.69	$(0.02)	$0.38		$0.36	$(0.01)	$(0.50)	$(0.51)	$1.54	26.67%	$1,852	1.55%	1.53%	(1.07%)
9/30/22	5.90	(0.03)	(1.70)		(1.73)	—	(2.48)	(2.48)	1.69	(47.66%)	1,411	1.48%	1.46%	(1.23%)
9/30/21	6.40	(0.07)	1.59		1.52	—	(2.02)	(2.02)	5.90	27.84%	2,696	1.46%	1.44%	(1.24%)
9/30/20	7.33	(0.05)	2.21		2.16	(0.00)[d]	(3.09)	(3.09)	6.40	44.85%	984	1.47%	1.46%	(0.92%)
9/30/19	10.41	(0.07)	(0.35	)aa	(0.42)	—	(2.66)	(2.66)	7.33	0.95%	925	1.46%	N/A	(0.97%)
Class Y
9/30/23[g]	$4.60	$(0.02)	$0.39		$0.37	$—	$—	$—	$4.97	8.04%[b]	$108	0.95%[a]	0.93%[a]	(0.47%)[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.56	$0.19	$0.95		$1.14	$(0.25)	$(0.77)	$(1.02)	$10.68	10.52%	$100,378	0.99%	0.61%	1.68%
9/30/22	15.11	0.19	(1.12)		(0.93)	(0.16)	(3.46)	(3.62)	10.56	(9.37%)	97,584	0.93%	0.61%	1.47%
9/30/21	11.24	0.18	3.87		4.05	(0.18)	—	(0.18)	15.11	36.36%	114,786	0.93%	0.70%	1.28%
9/30/20	12.42	0.20	(1.15)		(0.95)	(0.23)	—	(0.23)	11.24	(7.88%)	97,457	1.00%	0.80%	1.75%
9/30/19	14.05	0.21	(0.11	)aa	0.10	(0.16)	(1.57)	(1.73)	12.42	2.92%	93,413	1.00%	0.80%	1.73%
Class R5
9/30/23	$10.71	$0.18	$0.96		$1.14	$(0.23)	$(0.77)	$(1.00)	$10.85	10.43%	$882	1.09%	0.71%	1.58%
9/30/22	15.28	0.18	(1.15)		(0.97)	(0.14)	(3.46)	(3.60)	10.71	(9.51%)	782	1.03%	0.71%	1.36%
9/30/21	11.36	0.17	3.91		4.08	(0.16)	—	(0.16)	15.28	36.22%	1,001	1.03%	0.79%	1.18%
9/30/20	12.55	0.20	(1.17)		(0.97)	(0.22)	—	(0.22)	11.36	(7.96%)	843	1.10%	0.90%	1.67%
9/30/19	14.15	0.20	(0.10	)aa	0.10	(0.13)	(1.57)	(1.70)	12.55	2.78%	1,332	1.10%	0.90%	1.68%
Service Class
9/30/23	$10.60	$0.17	$0.95		$1.12	$(0.20)	$(0.77)	$(0.97)	$10.75	10.30%	$90	1.19%	0.81%	1.48%
9/30/22	15.16	0.15	(1.12)		(0.97)	(0.13)	(3.46)	(3.59)	10.60	(9.60%)	88	1.12%	0.81%	1.15%
9/30/21	11.28	0.16	3.88		4.04	(0.16)	—	(0.16)	15.16	36.08%	569	1.13%	0.87%	1.07%
9/30/20	12.46	0.18	(1.16)		(0.98)	(0.20)	—	(0.20)	11.28	(8.05%)	203	1.20%	1.00%	1.55%
9/30/19	14.09	0.18	(0.10	)aa	0.08	(0.14)	(1.57)	(1.71)	12.46	2.73%	215	1.20%	1.00%	1.53%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	79%	82%	134%	74%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.89	$0.16	$0.98		$1.14	$(0.21)	$(0.77)	$(0.98)	$11.05	10.21%	$938	1.29%	0.91%	1.38%
9/30/22	15.46	0.15	(1.16)		(1.01)	(0.10)	(3.46)	(3.56)	10.89	(9.63%)	841	1.23%	0.91%	1.17%
9/30/21	11.50	0.14	3.97		4.11	(0.15)	—	(0.15)	15.46	35.93%	1,124	1.23%	1.00%	0.98%
9/30/20	12.71	0.17	(1.19)		(1.02)	(0.19)	—	(0.19)	11.50	(8.19%)	873	1.30%	1.10%	1.46%
9/30/19	14.32	0.18	(0.10	)aa	0.08	(0.12)	(1.57)	(1.69)	12.71	2.62%	889	1.30%	1.10%	1.44%
Class R4
9/30/23	$10.48	$0.14	$0.94		$1.08	$(0.20)	$(0.77)	$(0.97)	$10.59	10.05%	$308	1.44%	1.06%	1.25%
9/30/22	14.96	0.13	(1.12)		(0.99)	(0.03)	(3.46)	(3.49)	10.48	(9.79%)	255	1.38%	1.06%	1.04%
9/30/21	11.14	0.11	3.84		3.95	(0.13)	—	(0.13)	14.96	35.64%	276	1.38%	1.20%	0.81%
9/30/20	12.31	0.15	(1.14)		(0.99)	(0.18)	—	(0.18)	11.14	(8.27%)	934	1.45%	1.25%	1.29%
9/30/19	13.97	0.16	(0.11	)aa	0.05	(0.14)	(1.57)	(1.71)	12.31	2.48%	1,050	1.45%	1.25%	1.36%
Class A
9/30/23	$10.65	$0.12	$0.97		$1.09	$(0.18)	$(0.77)	$(0.95)	$10.79	10.00%	$1,234	1.54%	1.16%	1.11%
9/30/22	15.13	0.12	(1.14)		(1.02)	—	(3.46)	(3.46)	10.65	(9.87%)	1,390	1.48%	1.16%	0.93%
9/30/21	11.27	0.10	3.88		3.98	(0.12)	—	(0.12)	15.13	35.51%	1,544	1.48%	1.26%	0.73%
9/30/20	12.47	0.14	(1.17)		(1.03)	(0.17)	—	(0.17)	11.27	(8.41%)	3,071	1.55%	1.35%	1.23%
9/30/19	14.07	0.14	(0.09	)aa	0.05	(0.08)	(1.57)	(1.65)	12.47	2.41%	2,788	1.55%	1.35%	1.18%
Class R3
9/30/23	$10.44	$0.11	$0.95		$1.06	$(0.17)	$(0.77)	$(0.94)	$10.56	9.85%	$180	1.69%	1.31%	0.99%
9/30/22	14.92	0.10	(1.12)		(1.02)	—	(3.46)	(3.46)	10.44	(10.05%)	120	1.63%	1.31%	0.77%
9/30/21	11.10	0.07	3.84		3.91	(0.09)	—	(0.09)	14.92	35.39%	144	1.63%	1.42%	0.52%
9/30/20	12.28	0.12	(1.15)		(1.03)	(0.15)	—	(0.15)	11.10	(8.53%)	381	1.70%	1.50%	1.05%
9/30/19	13.90	0.13	(0.11	)aa	0.02	(0.07)	(1.57)	(1.64)	12.28	2.19%	503	1.70%	1.50%	1.06%
Class Y
9/30/23[g]	$11.81	$0.13	$(1.09	)aa	$(0.96)	$—	$—	$—	$10.85	(8.13%)[b]	$92	1.09%[a]	0.71%[a]	1.72%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.69	$0.01	bb	$1.54	$1.55	$—	$(1.42)	$(1.42)	$8.82	18.15%	$31,031	1.26%	N/A	0.08%
9/30/22	13.05	0.01	bb	(1.25)	(1.24)	—	(3.12)	(3.12)	8.69	(13.54%)	31,863	1.16%	N/A	0.10%
9/30/21	8.72	0.00	[d]	4.68	4.68	—	(0.35)	(0.35)	13.05	54.27%	37,021	1.03%	N/A	0.04%
9/30/20	11.17	0.02		(1.39)	(1.37)	(0.03)	(1.05)	(1.08)	8.72	(14.27%)	51,492	1.05%	N/A	0.22%
9/30/19	18.11	0.05		(2.20)	(2.15)	(0.06)	(4.73)	(4.79)	11.17	(8.20%)	47,894	0.97%	0.93%	0.44%
Class R5
9/30/23	$8.70	$(0.00)[d]		$1.54	$1.54	$—	$(1.42)	$(1.42)	$8.82	18.00%	$7,613	1.36%	N/A	(0.01%)
9/30/22	13.07	(0.00)[d]		(1.25)	(1.25)	—	(3.12)	(3.12)	8.70	(13.61%)	6,513	1.25%	N/A	(0.02%)
9/30/21	8.74	(0.01)		4.69	4.68	—	(0.35)	(0.35)	13.07	54.14%	11,028	1.13%	N/A	(0.07%)
9/30/20	11.19	0.01		(1.40)	(1.39)	(0.01)	(1.05)	(1.06)	8.74	(14.38%)	10,194	1.15%	N/A	0.11%
9/30/19	18.12	0.04		(2.20)	(2.16)	(0.04)	(4.73)	(4.77)	11.19	(8.26%)	16,680	1.07%	1.01%	0.31%
Service Class
9/30/23	$8.74	$(0.01)		$1.55	$1.54	$—	$(1.42)	$(1.42)	$8.86	17.89%	$2,214	1.46%	N/A	(0.12%)
9/30/22	13.13	(0.01)		(1.26)	(1.27)	—	(3.12)	(3.12)	8.74	(13.72%)	2,189	1.36%	N/A	(0.12%)
9/30/21	8.79	(0.02)		4.71	4.69	—	(0.35)	(0.35)	13.13	53.95%	3,143	1.23%	N/A	(0.15%)
9/30/20	11.24	0.00	[d]	(1.40)	(1.40)	(0.00)[d]	(1.05)	(1.05)	8.79	(14.38%)	2,572	1.25%	N/A	0.02%
9/30/19	18.15	0.03		(2.20)	(2.17)	(0.01)	(4.73)	(4.74)	11.24	(8.39%)	4,730	1.17%	1.12%	0.23%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	47%	47%	23%	77%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.61	$(0.02)	$1.52		$1.50	$—	$(1.42)	$(1.42)	$8.69	17.68%	$2,403	1.56%	N/A	(0.21%)
9/30/22	12.99	(0.02)	(1.24)		(1.26)	—	(3.12)	(3.12)	8.61	(13.80%)	2,189	1.46%	N/A	(0.21%)
9/30/21	8.70	(0.03)	4.67		4.64	—	(0.35)	(0.35)	12.99	53.93%	2,550	1.33%	N/A	(0.25%)
9/30/20	11.16	(0.01)	(1.40)		(1.41)	—	(1.05)	(1.05)	8.70	(14.58%)	3,126	1.35%	N/A	(0.08%)
9/30/19	18.07	0.02	(2.19)		(2.17)	(0.01)	(4.73)	(4.74)	11.16	(8.45%)	3,240	1.27%	1.22%	0.13%
Class R4
9/30/23	$8.31	$(0.03)	$1.47		$1.44	$—	$(1.42)	$(1.42)	$8.33	17.59%	$1,451	1.71%	N/A	(0.36%)
9/30/22	12.65	(0.04)	(1.18)		(1.22)	—	(3.12)	(3.12)	8.31	(13.88%)	1,193	1.61%	N/A	(0.36%)
9/30/21	8.50	(0.05)	4.55		4.50	—	(0.35)	(0.35)	12.65	53.54%	1,492	1.48%	N/A	(0.41%)
9/30/20	10.93	(0.02)	(1.36)		(1.38)	—	(1.05)	(1.05)	8.50	(14.62%)	2,332	1.50%	N/A	(0.24%)
9/30/19	17.83	(0.00)[d]	(2.17)		(2.17)	—	(4.73)	(4.73)	10.93	(8.59%)	4,301	1.42%	1.38%	(0.00%)[e]
Class A
9/30/23	$8.36	$(0.04)	$1.48		$1.44	$—	$(1.42)	$(1.42)	$8.38	17.44%	$3,653	1.80%	N/A	(0.47%)
9/30/22	12.73	(0.05)	(1.20)		(1.25)	—	(3.12)	(3.12)	8.36	(14.05%)	4,521	1.71%	N/A	(0.47%)
9/30/21	8.56	(0.06)	4.58		4.52	—	(0.35)	(0.35)	12.73	53.40%	6,375	1.58%	N/A	(0.50%)
9/30/20	11.01	(0.03)	(1.37)		(1.40)	—	(1.05)	(1.05)	8.56	(14.70%)	4,715	1.60%	N/A	(0.34%)
9/30/19	17.93	(0.01)	(2.18)		(2.19)	—	(4.73)	(4.73)	11.01	(8.68%)	7,990	1.52%	1.47%	(0.11%)
Class R3
9/30/23	$8.14	$(0.05)	$1.44		$1.39	$—	$(1.42)	$(1.42)	$8.11	17.29%	$540	1.96%	N/A	(0.61%)
9/30/22	12.49	(0.06)	(1.17)		(1.23)	—	(3.12)	(3.12)	8.14	(14.19%)	621	1.86%	N/A	(0.61%)
9/30/21	8.41	(0.08)	4.51		4.43	—	(0.35)	(0.35)	12.49	53.27%	695	1.73%	N/A	(0.66%)
9/30/20	10.86	(0.04)	(1.36)		(1.40)	—	(1.05)	(1.05)	8.41	(14.92%)	748	1.75%	N/A	(0.47%)
9/30/19	17.79	(0.03)	(2.17)		(2.20)	—	(4.73)	(4.73)	10.86	(8.84%)	856	1.67%	1.61%	(0.27%)
Class Y
9/30/23[g]	$9.38	$(0.00)[d]	$(0.56	)aa	$(0.56)	$—	$—	$—	$8.82	(5.97%)[b]	$94	1.36%[a]	N/A	0.05%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Small Company Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.86	$0.09	$0.63	$0.72	$(0.07)	$(1.19)	$(1.26)	$8.32	7.50%	$137,558	1.01%	0.86%	1.05%
9/30/22	12.69	0.09	(2.16)	(2.07)	(0.04)	(1.72)	(1.76)	8.86	(19.24%)	132,528	0.95%	0.86%	0.77%
9/30/21	7.36	0.05	5.35	5.40	(0.07)	—	(0.07)	12.69	73.67%	179,847	0.96%	0.94%	0.48%
9/30/20	9.22	0.05	(1.41)	(1.36)	(0.07)	(0.43)	(0.50)	7.36	(15.96%)	86,121	1.00%	N/A	0.67%
9/30/19	12.04	0.07	(1.28)	(1.21)	(0.04)	(1.57)	(1.61)	9.22	(8.59%)	95,423	0.98%	0.98%[k]	0.73%
Class R5
9/30/23	$8.93	$0.08	$0.64	$0.72	$(0.06)	$(1.19)	$(1.25)	$8.40	7.41%	$28,982	1.11%	0.96%	0.94%
9/30/22	12.78	0.07	(2.18)	(2.11)	(0.02)	(1.72)	(1.74)	8.93	(19.35%)	35,442	1.05%	0.96%	0.66%
9/30/21	7.42	0.05	5.37	5.42	(0.06)	—	(0.06)	12.78	73.32%	65,854	1.06%	1.04%	0.40%
9/30/20	9.28	0.04	(1.41)	(1.37)	(0.06)	(0.43)	(0.49)	7.42	(15.95%)	48,006	1.10%	N/A	0.55%
9/30/19	12.10	0.06	(1.28)	(1.22)	(0.03)	(1.57)	(1.60)	9.28	(8.67%)	78,145	1.08%	1.08%[k]	0.64%
Service Class
9/30/23	$8.86	$0.08	$0.62	$0.70	$(0.05)	$(1.19)	$(1.24)	$8.32	7.24%	$7,433	1.21%	1.06%	0.85%
9/30/22	12.69	0.06	(2.16)	(2.10)	(0.01)	(1.72)	(1.73)	8.86	(19.41%)	7,189	1.15%	1.06%	0.58%
9/30/21	7.37	0.03	5.34	5.37	(0.05)	—	(0.05)	12.69	73.14%	8,737	1.16%	1.14%	0.28%
9/30/20	9.23	0.04	(1.42)	(1.38)	(0.05)	(0.43)	(0.48)	7.37	(16.11%)	4,281	1.20%	N/A	0.44%
9/30/19	12.03	0.05	(1.27)	(1.22)	(0.01)	(1.57)	(1.58)	9.23	(8.70%)	6,847	1.18%	1.18%[k]	0.52%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	44%	42%	66%	57%	146%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.61	$0.06	$0.62		$0.68	$(0.04)	$(1.19)	$(1.23)	$8.06	7.20%	$8,981	1.31%	1.16%	0.75%
9/30/22	12.38	0.05	(2.10)		(2.05)	—	(1.72)	(1.72)	8.61	(19.50%)	9,380	1.25%	1.16%	0.47%
9/30/21	7.19	0.02	5.22		5.24	(0.05)	—	(0.05)	12.38	73.10%	14,862	1.26%	1.24%	0.20%
9/30/20	9.01	0.03	(1.38)		(1.35)	(0.04)	(0.43)	(0.47)	7.19	(16.15%)	12,971	1.30%	N/A	0.36%
9/30/19	11.80	0.04	(1.26)		(1.22)	(0.00)[d]	(1.57)	(1.57)	9.01	(8.88%)	11,363	1.28%	1.28%[k]	0.42%
Class R4
9/30/23	$8.01	$0.05	$0.57		$0.62	$(0.03)	$(1.19)	$(1.22)	$7.41	7.00%	$647	1.46%	1.31%	0.60%
9/30/22	11.65	0.03	(1.95)		(1.92)	—	(1.72)	(1.72)	8.01	(19.62%)	628	1.40%	1.31%	0.33%
9/30/21	6.78	0.00 [d]	4.91		4.91	(0.04)	—	(0.04)	11.65	72.68%	780	1.41%	1.40%	0.02%
9/30/20	8.52	0.02	(1.30)		(1.28)	(0.03)	(0.43)	(0.46)	6.78	(16.25%)	882	1.45%	N/A	0.28%
9/30/19	11.26	0.02	(1.19)		(1.17)	(0.00)[d]	(1.57)	(1.57)	8.52	(8.96%)	541	1.43%	1.43%[k]	0.27%
Class A
9/30/23	$8.14	$0.04	$0.59		$0.63	$(0.02)	$(1.19)	$(1.21)	$7.56	6.96%	$8,125	1.56%	1.41%	0.48%
9/30/22	11.83	0.02	(1.99)		(1.97)	—	(1.72)	(1.72)	8.14	(19.76%)	10,387	1.50%	1.41%	0.22%
9/30/21	6.87	(0.01)	4.99		4.98	(0.02)	—	(0.02)	11.83	72.61%	13,826	1.51%	1.49%	(0.06%)
9/30/20	8.64	0.01	(1.33)		(1.32)	(0.02)	(0.43)	(0.45)	6.87	(16.45%)	10,694	1.55%	N/A	0.11%
9/30/19	11.40	0.01	(1.20)		(1.19)	—	(1.57)	(1.57)	8.64	(9.03%)	16,723	1.53%	1.53%[k]	0.17%
Class R3
9/30/23	$7.25	$0.02	$0.53		$0.55	$(0.01)	$(1.19)	$(1.20)	$6.60	6.79%	$363	1.71%	1.56%	0.34%
9/30/22	10.73	0.01	(1.77)		(1.76)	—	(1.72)	(1.72)	7.25	(19.84%)	332	1.65%	1.56%	0.08%
9/30/21	6.23	(0.02)	4.52		4.50	—	—	—	10.73	72.23%	359	1.66%	1.64%	(0.23%)
9/30/20	7.86	(0.00)[d]	(1.20)		(1.20)	(0.00)[d]	(0.43)	(0.43)	6.23	(16.47%)	151	1.70%	N/A	(0.04%)
9/30/19	10.57	0.00 [d]	(1.14)		(1.14)	—	(1.57)	(1.57)	7.86	(9.30%)	422	1.68%	1.68%[k]	0.04%
Class Y
9/30/23[g]	$9.59	$0.06	$(1.25	)aa	$(1.19)	$—	$—	$—	$8.40	(12.41%)[b]	$88	1.11%[a]	0.96%[a]	1.02%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$18.55	$0.01		$2.79	$2.80	$—	$(2.63)	$(2.63)	$18.72	15.49%	$3,729,654	0.72%	0.68%	0.05%
9/30/22	31.23	(0.05)		(6.68)	(6.73)	—	(5.95)	(5.95)	18.55	(26.70%)	3,824,988	0.71%	0.69%	(0.19%)
9/30/21	25.51	(0.08)		7.39	7.31	—	(1.59)	(1.59)	31.23	29.56%	6,514,823	0.70%	N/A	(0.26%)
9/30/20	23.34	0.01		3.43	3.44	(0.01)	(1.26)	(1.27)	25.51	15.23%	6,188,463	0.71%	N/A	0.03%
9/30/19	24.10	0.03		1.14	1.17	(0.01)	(1.92)	(1.93)	23.34	6.66%	5,925,776	0.71%	N/A	0.15%
Class R5
9/30/23	$18.22	$(0.01	)bb	$2.74	$2.73	$—	$(2.63)	$(2.63)	$18.32	15.38%	$848,344	0.82%	0.78%	(0.05%)
9/30/22	30.80	(0.07)		(6.56)	(6.63)	—	(5.95)	(5.95)	18.22	(26.76%)	834,945	0.81%	0.79%	(0.30%)
9/30/21	25.20	(0.11)		7.30	7.19	—	(1.59)	(1.59)	30.80	29.44%	1,668,653	0.80%	N/A	(0.36%)
9/30/20	23.08	(0.02)		3.40	3.38	—	(1.26)	(1.26)	25.20	15.13%	1,471,580	0.81%	N/A	(0.07%)
9/30/19	23.87	0.01		1.12	1.13	—	(1.92)	(1.92)	23.08	6.54%	1,533,487	0.81%	N/A	0.05%
Service Class
9/30/23	$17.48	$(0.03	)bb	$2.63	$2.60	$—	$(2.63)	$(2.63)	$17.45	15.27%	$138,437	0.92%	0.88%	(0.15%)
9/30/22	29.82	(0.09)		(6.30)	(6.39)	—	(5.95)	(5.95)	17.48	(26.85%)	158,487	0.91%	0.89%	(0.39%)
9/30/21	24.47	(0.13)		7.07	6.94	—	(1.59)	(1.59)	29.82	29.29%	325,714	0.90%	N/A	(0.46%)
9/30/20	22.47	(0.04)		3.30	3.26	—	(1.26)	(1.26)	24.47	15.00%	335,782	0.91%	N/A	(0.17%)
9/30/19	23.31	(0.01)		1.09	1.08	—	(1.92)	(1.92)	22.47	6.48%	373,475	0.91%	N/A	(0.05%)

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	32%	22%	29%	37%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$16.24	$(0.04	)bb	$2.44		$2.40	$—	$(2.63)	$(2.63)	$16.01	15.19%	$123,684	1.02%	0.98%	(0.25%)
9/30/22	28.15	(0.10)		(5.86)		(5.96)	—	(5.95)	(5.95)	16.24	(26.93%)	136,292	1.01%	0.99%	(0.49%)
9/30/21	23.20	(0.15)		6.69		6.54	—	(1.59)	(1.59)	28.15	29.16%	246,666	1.00%	N/A	(0.56%)
9/30/20	21.38	(0.06)		3.14		3.08	—	(1.26)	(1.26)	23.20	14.92%	261,188	1.01%	N/A	(0.27%)
9/30/19	22.32	(0.03)		1.01		0.98	—	(1.92)	(1.92)	21.38	6.31%	290,024	1.01%	N/A	(0.15%)
Class R4
9/30/23	$14.37	$(0.06	)bb	$2.15		$2.09	$—	$(2.63)	$(2.63)	$13.83	14.99%	$46,605	1.17%	1.13%	(0.40%)
9/30/22	25.63	(0.13)		(5.18)		(5.31)	—	(5.95)	(5.95)	14.37	(27.06%)	59,611	1.16%	1.14%	(0.66%)
9/30/21	21.28	(0.17)		6.11		5.94	—	(1.59)	(1.59)	25.63	28.97%	155,374	1.15%	N/A	(0.72%)
9/30/20	19.74	(0.08)		2.88		2.80	—	(1.26)	(1.26)	21.28	14.73%	176,500	1.16%	N/A	(0.42%)
9/30/19	20.80	(0.06)		0.92		0.86	—	(1.92)	(1.92)	19.74	6.18%	222,247	1.16%	N/A	(0.29%)
Class A
9/30/23	$14.15	$(0.07	)bb	$2.12		$2.05	$—	$(2.63)	$(2.63)	$13.57	14.94%	$84,046	1.27%	1.23%	(0.50%)
9/30/22	25.35	(0.14)		(5.11)		(5.25)	—	(5.95)	(5.95)	14.15	(27.14%)	87,758	1.26%	1.24%	(0.74%)
9/30/21	21.08	(0.20)		6.06		5.86	—	(1.59)	(1.59)	25.35	28.86%	167,114	1.25%	N/A	(0.81%)
9/30/20	19.58	(0.10)		2.86		2.76	—	(1.26)	(1.26)	21.08	14.64%	196,756	1.26%	N/A	(0.52%)
9/30/19	20.67	(0.07)		0.90		0.83	—	(1.92)	(1.92)	19.58	6.06%	226,723	1.26%	N/A	(0.40%)
Class R3
9/30/23	$12.30	$(0.08	)bb	$1.83		$1.75	$—	$(2.63)	$(2.63)	$11.42	14.70%	$18,253	1.42%	1.38%	(0.65%)
9/30/22	22.84	(0.14)		(4.45)		(4.59)	—	(5.95)	(5.95)	12.30	(27.25%)	19,336	1.41%	1.39%	(0.89%)
9/30/21	19.16	(0.21)		5.48		5.27	—	(1.59)	(1.59)	22.84	28.65%	31,715	1.40%	N/A	(0.96%)
9/30/20	17.93	(0.12)		2.61		2.49	—	(1.26)	(1.26)	19.16	14.48%	31,065	1.41%	N/A	(0.67%)
9/30/19	19.14	(0.09)		0.80		0.71	—	(1.92)	(1.92)	17.93	5.91%	32,770	1.41%	N/A	(0.54%)
Class Y
9/30/23[g]	$18.84	$(0.00	)d,bb	$(0.52	)aa	$(0.52)	$—	$—	$—	$18.32	(2.76%)[b]	$97	0.82%[a]	0.79%[a]	(0.04	%)a

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/23	$11.96	$0.01		$1.08	$1.09	$(0.00)[d]	$—	$(0.00)[d]	$13.05	9.15%	$562,807	0.86%	0.07%
9/30/22	20.88	(0.02)		(4.41)	(4.43)	—	(4.49)	(4.49)	11.96	(26.63%)	368,199	0.87%	(0.12%)
9/30/21	16.42	(0.07)		5.93	5.86	—	(1.40)	(1.40)	20.88	36.62%	487,031	0.86%	(0.37%)
9/30/20	15.30	(0.03)		2.97	2.94	(0.14)	(1.68)	(1.82)	16.42	20.54%	342,888	0.87%	(0.19%)
9/30/19	19.08	(0.01)		(1.04)	(1.05)	—	(2.73)	(2.73)	15.30	(2.31%)	269,356	0.86%	(0.05%)
Class R5
9/30/23	$11.64	$(0.00	)d,bb	$1.05	$1.05	$—	$—	$—	$12.69	9.02%	$135,631	0.96%	(0.02%)
9/30/22	20.47	(0.04)		(4.30)	(4.34)	—	(4.49)	(4.49)	11.64	(26.73%)	88,121	0.97%	(0.24%)
9/30/21	16.13	(0.09)		5.83	5.74	—	(1.40)	(1.40)	20.47	36.53%	155,912	0.96%	(0.47%)
9/30/20	15.06	(0.04)		2.91	2.87	(0.12)	(1.68)	(1.80)	16.13	20.40%	134,136	0.97%	(0.29%)
9/30/19	18.85	(0.02)		(1.04)	(1.06)	—	(2.73)	(2.73)	15.06	(2.40%)	128,280	0.96%	(0.14%)
Service Class
9/30/23	$10.47	$(0.01	)bb	$0.95	$0.94	$—	$—	$—	$11.41	8.98%	$13,031	1.06%	(0.13%)
9/30/22	18.89	(0.05)		(3.88)	(3.93)	—	(4.49)	(4.49)	10.47	(26.82%)	17,932	1.06%	(0.34%)
9/30/21	14.99	(0.10)		5.40	5.30	—	(1.40)	(1.40)	18.89	36.36%	36,258	1.06%	(0.57%)
9/30/20	14.12	(0.05)		2.71	2.66	(0.11)	(1.68)	(1.79)	14.99	20.26%	31,977	1.07%	(0.39%)
9/30/19	17.89	(0.03)		(1.01)	(1.04)	—	(2.73)	(2.73)	14.12	(2.43%)	34,404	1.06%	(0.23%)

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	64%	75%	81%	79%	71%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.24	$(0.02	)bb	$0.83		$0.81	$—	$—	$—	$10.05	8.77%	$16,287	1.17%	(0.23%)
9/30/22	17.21	(0.05)		(3.43)		(3.48)	—	(4.49)	(4.49)	9.24	(26.83%)	18,393	1.17%	(0.43%)
9/30/21	13.77	(0.11)		4.95		4.84	—	(1.40)	(1.40)	17.21	36.23%	29,715	1.16%	(0.67%)
9/30/20	13.10	(0.06)		2.51		2.45	(0.10)	(1.68)	(1.78)	13.77	20.16%	29,067	1.17%	(0.49%)
9/30/19	16.87	(0.04)		(1.00)		(1.04)	—	(2.73)	(2.73)	13.10	(2.60%)	28,372	1.16%	(0.34%)
Class R4
9/30/23	$7.27	$(0.03	)bb	$0.66		$0.63	$—	$—	$—	$7.90	8.67%	$12,210	1.32%	(0.38%)
9/30/22	14.53	(0.05)		(2.72)		(2.77)	—	(4.49)	(4.49)	7.27	(26.91%)	11,840	1.32%	(0.58%)
9/30/21	11.82	(0.12)		4.23		4.11	—	(1.40)	(1.40)	14.53	36.02%	17,129	1.31%	(0.82%)
9/30/20	11.48	(0.07)		2.18		2.11	(0.09)	(1.68)	(1.77)	11.82	20.01%	15,517	1.32%	(0.65%)
9/30/19	15.23	(0.06)		(0.96)		(1.02)	—	(2.73)	(2.73)	11.48	(2.76%)	12,843	1.31%	(0.49%)
Class A
9/30/23	$7.13	$(0.04	)bb	$0.65		$0.61	$—	$—	$—	$7.74	8.56%	$15,900	1.42%	(0.48%)
9/30/22	14.36	(0.06)		(2.68)		(2.74)	—	(4.49)	(4.49)	7.13	(27.06%)	18,688	1.42%	(0.69%)
9/30/21	11.71	(0.13)		4.18		4.05	—	(1.40)	(1.40)	14.36	35.83%	31,656	1.41%	(0.91%)
9/30/20	11.38	(0.08)		2.16		2.08	(0.07)	(1.68)	(1.75)	11.71	19.94%	34,699	1.42%	(0.74%)
9/30/19	15.14	(0.07)		(0.96)		(1.03)	—	(2.73)	(2.73)	11.38	(2.87%)	33,997	1.41%	(0.59%)
Class R3
9/30/23	$5.20	$(0.04	)bb	$0.47		$0.43	$—	$—	$—	$5.63	8.27%	$3,751	1.56%	(0.63%)
9/30/22	11.72	(0.06)		(1.97)		(2.03)	—	(4.49)	(4.49)	5.20	(27.10%)	3,408	1.57%	(0.83%)
9/30/21	9.78	(0.12)		3.46		3.34	—	(1.40)	(1.40)	11.72	35.63%	4,813	1.56%	(1.07%)
9/30/20	9.79	(0.08)		1.82		1.74	(0.07)	(1.68)	(1.75)	9.78	19.66%	3,930	1.57%	(0.90%)
9/30/19	13.51	(0.07)		(0.92)		(0.99)	—	(2.73)	(2.73)	9.79	(2.94%)	2,728	1.56%	(0.73%)
Class Y
9/30/23[g]	$13.36	$(0.00	)d,bb	$(0.67	)aa	$(0.67)	$—	$—	$—	$12.69	(5.01%)[b]	$95	0.97%[a]	(0.00)[a,e]

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$6.94	$0.14	$1.69	$1.83	$(0.17)	$(0.57)	$(0.74)	$8.03	26.64%	$268,465	0.91%	0.79%	1.71%
9/30/22	10.17	0.16	(2.40)	(2.24)	(0.15)	(0.84)	(0.99)	6.94	(24.66%)	232,441	0.91%	0.79%	1.75%
9/30/21	7.99	0.12	2.27	2.39	(0.05)	(0.16)	(0.21)	10.17	30.17%	383,223	0.88%	0.79%	1.23%
9/30/20	8.35	0.05	(0.07)	(0.02)	(0.19)	(0.15)	(0.34)	7.99	(0.59%)	370,549	0.89%	0.83%	0.68%
9/30/19	9.42	0.20	(0.34)	(0.14)	(0.15)	(0.78)	(0.93)	8.35	0.01%	348,467	0.87%	N/A	2.42%
Class R5
9/30/23	$6.97	$0.14	$1.69	$1.83	$(0.16)	$(0.57)	$(0.73)	$8.07	26.54%	$94,523	1.01%	0.89%	1.64%
9/30/22	10.21	0.15	(2.42)	(2.27)	(0.13)	(0.84)	(0.97)	6.97	(24.74%)	86,220	1.00%	0.89%	1.64%
9/30/21	8.02	0.11	2.28	2.39	(0.04)	(0.16)	(0.20)	10.21	30.07%	158,046	0.98%	0.89%	1.11%
9/30/20	8.38	0.05	(0.08)	(0.03)	(0.18)	(0.15)	(0.33)	8.02	(0.67%)	132,845	0.99%	0.94%	0.58%
9/30/19	9.45	0.19	(0.34)	(0.15)	(0.14)	(0.78)	(0.92)	8.38	(0.14%)	122,168	0.97%	N/A	2.34%
Service Class
9/30/23	$6.92	$0.11	$1.70	$1.81	$(0.15)	$(0.57)	$(0.72)	$8.01	26.45%	$26,462	1.11%	0.99%	1.31%
9/30/22	10.14	0.14	(2.40)	(2.26)	(0.12)	(0.84)	(0.96)	6.92	(24.79%)	30,651	1.10%	0.99%	1.61%
9/30/21	7.97	0.10	2.26	2.36	(0.03)	(0.16)	(0.19)	10.14	29.91%	45,454	1.08%	0.99%	1.02%
9/30/20	8.33	0.04	(0.08)	(0.04)	(0.17)	(0.15)	(0.32)	7.97	(0.79%)	37,997	1.09%	1.03%	0.49%
9/30/19	9.39	0.18	(0.33)	(0.15)	(0.13)	(0.78)	(0.91)	8.33	(0.15%)	36,489	1.07%	N/A	2.27%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	16%	17%	27%	34%	27%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$6.99	$0.12	$1.70		$1.82	$(0.14)	$(0.57)	$(0.71)	$8.10	26.34%	$13,549	1.21%	1.09%	1.44%
9/30/22	10.24	0.13	(2.43)		(2.30)	(0.11)	(0.84)	(0.95)	6.99	(24.93%)	13,633	1.20%	1.09%	1.47%
9/30/21	8.05	0.08	2.30		2.38	(0.03)	(0.16)	(0.19)	10.24	29.72%	19,735	1.18%	1.09%	0.81%
9/30/20	8.40	0.03	(0.07)		(0.04)	(0.16)	(0.15)	(0.31)	8.05	(0.77%)	19,034	1.19%	1.14%	0.38%
9/30/19	9.46	0.17	(0.33)		(0.16)	(0.12)	(0.78)	(0.90)	8.40	(0.32%)	21,563	1.17%	N/A	2.03%
Class R4
9/30/23	$6.63	$0.10	$1.61		$1.71	$(0.13)	$(0.57)	$(0.70)	$7.64	26.11%	$18,860	1.36%	1.24%	1.27%
9/30/22	9.75	0.11	(2.29)		(2.18)	(0.10)	(0.84)	(0.94)	6.63	(24.94%)	16,144	1.35%	1.24%	1.34%
9/30/21	7.68	0.07	2.18		2.25	(0.02)	(0.16)	(0.18)	9.75	29.46%	20,875	1.33%	1.24%	0.70%
9/30/20	8.03	0.02	(0.06)		(0.04)	(0.16)	(0.15)	(0.31)	7.68	(0.90%)	18,019	1.34%	1.28%	0.28%
9/30/19	9.10	0.17	(0.34)		(0.17)	(0.12)	(0.78)	(0.90)	8.03	(0.51%)	14,876	1.32%	N/A	2.14%
Class A
9/30/23	$6.81	$0.10	$1.66		$1.76	$(0.12)	$(0.57)	$(0.69)	$7.88	26.07%	$14,642	1.46%	1.34%	1.21%
9/30/22	9.98	0.11	(2.36)		(2.25)	(0.08)	(0.84)	(0.92)	6.81	(25.07%)	12,858	1.45%	1.34%	1.22%
9/30/21	7.85	0.06	2.24		2.30	(0.01)	(0.16)	(0.17)	9.98	29.45%	24,231	1.43%	1.34%	0.59%
9/30/20	8.21	0.01	(0.08)		(0.07)	(0.14)	(0.15)	(0.29)	7.85	(1.17%)	30,721	1.44%	1.38%	0.17%
9/30/19	9.25	0.15	(0.32)		(0.17)	(0.09)	(0.78)	(0.87)	8.21	(0.48%)	29,537	1.42%	N/A	1.86%
Class R3
9/30/23	$6.70	$0.08	$1.64		$1.72	$(0.11)	$(0.57)	$(0.68)	$7.74	25.83%	$5,064	1.61%	1.49%	1.01%
9/30/22	9.85	0.10	(2.34)		(2.24)	(0.07)	(0.84)	(0.91)	6.70	(25.23%)	4,036	1.61%	1.49%	1.16%
9/30/21	7.76	0.05	2.21		2.26	(0.01)	(0.16)	(0.17)	9.85	29.29%	6,971	1.58%	1.49%	0.51%
9/30/20	8.11	(0.00)[d]	(0.07)		(0.07)	(0.13)	(0.15)	(0.28)	7.76	(1.19%)	6,093	1.59%	1.53%	(0.03%)
9/30/19	9.17	0.15	(0.34)		(0.19)	(0.09)	(0.78)	(0.87)	8.11	(0.72%)	3,382	1.57%	N/A	1.86%
Class Y
9/30/23[g]	$8.41	$0.13	$(0.47	)aa	$(0.34)	$—	$—	$—	$8.07	(4.04%)[b]	$96	1.01%[a]	0.89%[a]	2.40%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Select T. Rowe Price International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.39	$0.28	$1.61	$1.89	$(0.28)	$(0.00)[d]	$(0.28)	$10.00	22.72%	$1,442,393	0.08%	0.00%	2.82%
9/30/22	11.71	0.32	(3.16)	(2.84)	(0.32)	(0.16)	(0.48)	8.39	(25.28%)	1,272,996	0.08%	0.00%	3.03%
9/30/21	9.51	0.27	2.10	2.37	(0.17)	—	(0.17)	11.71	25.11%	1,700,098	0.07%	0.00%	2.39%
9/30/20	9.43	0.15	0.16	0.31	(0.23)	—	(0.23)	9.51	3.11%	1,314,433	0.65%	0.55%	1.63%
9/30/19	9.70	0.26	(0.39)	(0.13)	(0.14)	—	(0.14)	9.43	(1.17%)	1,135,941	0.79%	0.67%	2.80%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	24%	32%	28%	30%	26%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 53 series, including the following 16 series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Diversified Value Fund (“Diversified Value Fund”)

MassMutual Fundamental Value Fund (“Fundamental Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Equity Opportunities Fund (“Equity Opportunities Fund”)

MassMutual Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Mid Cap Value Fund (“Mid Cap Value Fund”)

MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Small Company Value Fund (“Small Company Value Fund”)

MassMutual Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Overseas Fund (“Overseas Fund”)

MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Notes to Financial Statements (Continued)

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Fundamental Growth Fund and the Small Cap Value Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2023. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2023, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Total Return Bond Fund
Asset Investments
Bank Loans	$—	$14,708,870	$—		$14,708,870
Corporate Debt	—	208,629,792	—	+	208,629,792
Municipal Obligations	—	5,003,764	—		5,003,764
Non-U.S. Government Agency Obligations	—	136,018,328	—		136,018,328
Sovereign Debt Obligations	—	4,839,607	—		4,839,607
U.S. Government Agency Obligations and Instrumentalities	—	308,594,673	—		308,594,673
U.S. Treasury Obligations	—	249,167,946	—		249,167,946
Common Stock	358,488	—	—		358,488
Rights	—	—	—	+	—
Short-Term Investments	66,945,374	138,638,202	—		205,583,576
Total Investments	$67,303,862	$1,065,601,182	$—		$1,132,905,044
Liability Investments
Unfunded Bank Loan Commitments**	$—	$(514)	—		$(514)
Asset Derivatives
Forward Contracts	$—	$247,657	$—		$247,657
Futures Contracts	161,894	—	—		161,894
Swap Agreements	—	387,251	—		387,251
Total	$161,894	$634,908	$—		$796,802
Liability Derivatives
Forward Contracts	$—	$(753)	$—		$(753)
Futures Contracts	(1,161,438)	—	—		(1,161,438)
Total	$(1,161,438)	$(753)	$—		$(1,162,191)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Strategic Bond Fund
Asset Investments
Bank Loans	$—	$7,230,342		$—	$7,230,342
Corporate Debt	—	98,378,327		—	98,378,327
Municipal Obligations	—	50,096		—	50,096
Non-U.S. Government Agency Obligations	—	25,160,825		—	25,160,825
Sovereign Debt Obligations	—	15,585,120		—	15,585,120
U.S. Government Agency Obligations and Instrumentalities	—	147,053,814		—	147,053,814
U.S. Treasury Obligations	—	80,360,225		—	80,360,225
Purchased Options	512,184	2,086		—	514,270
Short-Term Investments	3,601,343	9,435,570		—	13,036,913
Total Investments	$4,113,527	$383,256,405		$—	$387,369,932
Asset Derivatives
Forward Contracts	$—	$411,658		$—	$411,658
Futures Contracts	2,322,169	—		—	2,322,169
Swap Agreements	—	3,697,460		—	3,697,460
Total	$2,322,169	$4,109,118		$—	$6,431,287
Liability Derivatives
Forward Contracts	$—	$(877,601)		$—	$(877,601)
Futures Contracts	(5,032,324)	—		—	(5,032,324)
Swap Agreements	—	(1,130,073)		—	(1,130,073)
Written Options	(706,381)	(7,750)		—	(714,131)
Total	$(5,738,705)	$(2,015,424)		$—	$(7,754,129)

Diversified Value Fund
Asset Investments
Common Stock	$267,834,001	$5,771,454	*	$—	$273,605,455
Preferred Stock	—	2,244,243	*	—	2,244,243
Mutual Funds	3,522,224	—		—	3,522,224
Short-Term Investments	109	2,627,116		—	2,627,225
Total Investments	$271,356,334	$10,642,813		$—	$281,999,147

Fundamental Value Fund
Asset Investments
Common Stock	$433,315,829	$—		$—	$433,315,829
Short-Term Investments	552,508	4,424,112		—	4,976,620
Total Investments	$433,868,337	$4,424,112		$—	$438,292,449

S&P 500 Index Fund
Asset Investments
Common Stock	$2,389,857,713	$—		$—	$2,389,857,713
Short-Term Investments	—	15,548,486		—	15,548,486
Total Investments	$2,389,857,713	$15,548,486		$—	$2,405,406,199
Liability Derivatives
Futures Contracts	$(622,908)	$—		$—	$(622,908)

Equity Opportunities Fund
Asset Investments
Common Stock	$566,546,333	$10,405,161	*	$—	$576,951,494
Preferred Stock	—	4,046,402	*	—	4,046,402
Short-Term Investments	165	17,422,079		—	17,422,244
Total Investments	$566,546,498	$31,873,642		$—	$598,420,140

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$2,121,132,869	$1,852,013		$3,039,637	$2,126,024,519
Preferred Stock	—	—		3,882,992	3,882,992
Corporate Debt	—	2,575,547		—	2,575,547
Short-Term Investments	56,680	14,477,696		—	14,534,376
Total Investments	$2,121,189,549	$18,905,256		$6,922,629	$2,147,017,434

Growth Opportunities Fund
Asset Investments
Common Stock	$146,293,526	$—		$—	$146,293,526
Short-Term Investments	3,393,780	3,682,798		—	7,076,578
Total Investments	$149,687,306	$3,682,798		$—	$153,370,104

Mid Cap Value Fund
Asset Investments
Common Stock	$97,902,605	$2,751,310	*	$—	$100,653,915
Preferred Stock	—	259,724	*	—	259,724
Mutual Funds	718,172	—		—	718,172
Short-Term Investments	156,333	2,537,686		—	2,694,019
Total Investments	$98,777,110	$5,548,720		$—	$104,325,830
Asset Derivatives
Forward Contracts	$—	$5,629		$—	$5,629
Liability Derivatives
Forward Contracts	$—	$(41)		$—	$(41)

Small Company Value Fund
Asset Investments
Common Stock	$190,299,219	$378,347	*	$—	$190,677,566
Short-Term Investments	141,761	1,142,813		—	1,284,574
Total Investments	$190,440,980	$1,521,160		$—	$191,962,140
Liability Derivatives
Forward Contracts	$—	$(3,399)		$—	$(3,399)

Mid Cap Growth Fund
Asset Investments
Common Stock	$4,842,080,205	$2,937,232		$—	$4,845,017,437
Preferred Stock	—	—		15,006,420	15,006,420
Short-Term Investments	8,088,783	136,030,636		—	144,119,419
Total Investments	$4,850,168,988	$138,967,868		$15,006,420	$5,004,143,276

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$747,220,937	$—		$—	$747,220,937
Mutual Funds	1,519,106	—		—	1,519,106
Short-Term Investments	11,017,755	9,636,274		—	20,654,029
Total Investments	$759,757,798	$9,636,274		$—	$769,394,072

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund
Asset Investments
Common Stock*
Australia	$—	$5,290,177	$—	$5,290,177
Belgium	—	4,173,114	—	4,173,114
Canada	13,977,707	—	—	13,977,707
China	2,299,610	10,473,869	—	12,773,479
Denmark	—	10,009,401	—	10,009,401
France	—	70,242,628	—	70,242,628
Germany	—	66,656,621	—	66,656,621
Hong Kong	—	10,292,057	—	10,292,057
India	—	6,981,678	—	6,981,678
Indonesia	—	220,419	—	220,419
Ireland	6,425,289	—	—	6,425,289
Israel	3,943,489	—	—	3,943,489
Italy	—	12,390,647	—	12,390,647
Japan	—	45,390,387	—	45,390,387
Luxembourg	—	1,776,049	—	1,776,049
Netherlands	—	14,058,263	—	14,058,263
Portugal	—	2,574,632	—	2,574,632
Republic of Korea	—	5,111,096	—	5,111,096
Singapore	—	3,597,233	—	3,597,233
Spain	—	4,837,849	—	4,837,849
Sweden	—	6,055,867	—	6,055,867
Switzerland	—	31,608,407	—	31,608,407
Taiwan	3,003,003	—	—	3,003,003
United Kingdom	1,614,416	46,162,434	—	47,776,850
United States	4,330,430	35,381,730	—	39,712,160
Preferred Stock*
Republic of Korea	—	2,547,514	—	2,547,514
Short-Term Investments	4,017,684	7,585,362	—	11,603,046
Total Investments	$39,611,628	$403,417,434	$—	$443,029,062

MM Select T. Rowe Price International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$30,236,676	$—	$30,236,676
Austria	—	8,280,045	—	8,280,045
Belgium	—	3,348,452	—	3,348,452
Brazil	28,909,652	—	—	28,909,652
Canada	57,664,092	—	—	57,664,092
Chile	2,878,824	2,331,303	—	5,210,127
China	37,512,067	104,869,631	—	142,381,698
Denmark	5,046,988	8,207,714	—	13,254,702
Finland	—	8,809,874	—	8,809,874
France	—	95,466,692	—	95,466,692
Germany	1,053,418	88,445,247	—	89,498,665
Guatemala	—	1,272,571	—	1,272,571
Hong Kong	—	23,132,879	—	23,132,879
Hungary	—	5,894,052	—	5,894,052
India	2,405,065	65,203,502	—	67,608,567
Indonesia	—	10,708,970	—	10,708,970
Ireland	2,292,218	1,558,700	—	3,850,918

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price International Equity Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Italy	$1,729,922	$25,104,279	$—		$26,834,201
Japan	—	200,203,060	—		200,203,060
Luxembourg	—	3,771,753	—		3,771,753
Macau	—	4,354,616	—		4,354,616
Malaysia	—	3,195,820	—		3,195,820
Mexico	12,512,128	1,312,252	—		13,824,380
Netherlands	3,527,445	59,136,043	—		62,663,488
Norway	—	13,274,567	—		13,274,567
Peru	447,511	—	—		447,511
Philippines	219,864	5,050,172	—		5,270,036
Poland	—	1,657,370	—		1,657,370
Portugal	—	10,220,377	—		10,220,377
Republic of Korea	1,976,780	50,337,646	—		52,314,426
Russia	—	—	—	+	—
Saudi Arabia	—	15,146,563	—		15,146,563
Singapore	1,741,123	10,121,936	—		11,863,059
South Africa	—	8,069,983	—		8,069,983
Spain	—	11,334,787	—		11,334,787
Sweden	814,318	26,959,282	—		27,773,600
Switzerland	—	51,705,807	—		51,705,807
Taiwan	—	48,231,044	—		48,231,044
Thailand	2,523,284	5,278,487	—		7,801,771
United Arab Emirates	—	1,423,008	—		1,423,008
United Kingdom	21,911,755	109,660,516	—		131,572,271
United States	21,705,191	65,103,344	408,531		87,217,066
Preferred Stock*
Brazil	2,342,201	—	—		2,342,201
Germany	—	8,239,442	—		8,239,442
United States	—	—	24,533		24,533
Warrants	—	—	—	+	—
Rights	9,581	—	—	+	9,581
Short-Term Investments	39,024,442	987,091	—		40,011,533
Total Investments	$248,247,869	$1,197,645,553	$433,064		$1,446,326,486
Asset Derivatives
Forward Contracts	$—	$71	$—		$71
Liability Derivatives
Written Options	$—	$(3,833)	$—		$(3,833)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Unfunded bank loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2023.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, cash collateral pledged for open derivatives, and cash collateral pledged for when-issued securities, as well as any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2023.

The Funds had no Level 3 transfers during the year ended September 30, 2023.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2023, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$247,657	$—	$247,657
Futures Contracts^^	—	—	—	161,894	161,894
Swap Agreements^^,^^^	—	—	—	387,251	387,251
Total Value	$—	$—	$247,657	$549,145	$796,802
Liability Derivatives
Forward Contracts^	$—	$—	$(753)	$—	$(753)
Futures Contracts^^	—	—	—	(1,161,438)	(1,161,438)
Total Value	$—	$—	$(753)	$(1,161,438)	$(1,162,191)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(84,391)	$—	$(84,391)
Futures Contracts	—	—	—	(8,651,796)	(8,651,796)
Swap Agreements	—	—	—	(3,358,386)	(3,358,386)
Total Realized Gain (Loss)	$—	$—	$(84,391)	$(12,010,182)	$(12,094,573)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$194,680	$—	$194,680
Futures Contracts	—	—	—	874,207	874,207
Swap Agreements	—	—	—	4,326,911	4,326,911
Total Change in Appreciation (Depreciation)	$—	$—	$194,680	$5,201,118	$5,395,798

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$—	$—	$2,086	$—	$2,086
Purchased Options*,^^^	—	—	—	512,184	512,184
Forward Contracts*	—	—	411,658	—	411,658
Futures Contracts^^	—	—	—	2,322,169	2,322,169
Swap Agreements^^,^^^	708,367	—	—	2,989,093	3,697,460
Total Value	$708,367	$—	$413,744	$5,823,446	$6,945,557
Liability Derivatives
Forward Contracts^	$—	$—	$(877,601)	$—	$(877,601)
Futures Contracts^^	—	—	—	(5,032,324)	(5,032,324)
Swap Agreements^	—	—	—	(113,043)	(113,043)
Swap Agreements^^,^^^	(11,985)	—	—	(1,005,045)	(1,017,030)
Written Options^	—	—	(7,750)	—	(7,750)
Written Options^,^^^	—	—	—	(706,381)	(706,381)
Total Value	$(11,985)	$—	$(885,351)	$(6,856,793)	$(7,754,129)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Strategic Bond Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(158,101)	$(2,286,933)	$(2,445,034)
Forward Contracts	—	—	(1,293,843)	—	(1,293,843)
Futures Contracts	—	—	—	(10,184,695)	(10,184,695)
Swap Agreements	1,511,119	—	—	2,281,624	3,792,743
Written Options	—	—	510,786	2,512,627	3,023,413
Total Realized Gain (Loss)	$1,511,119	$—	$(941,158)	$(7,677,377)	$(7,107,416)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$16,247	$393,222	$409,469
Forward Contracts	—	—	761,813	—	761,813
Futures Contracts	—	—	—	3,226,494	3,226,494
Swap Agreements	81,171	—	—	(2,631,869)	(2,550,698)
Written Options	—	—	43,727	127,964	171,691
Total Change in Appreciation (Depreciation)	$81,171	$—	$821,787	$1,115,811	$2,018,769

S&P 500 Index Fund
Liability Derivatives
Futures Contracts^^	$—	$(622,908)	$—	$—	$(622,908)
Realized Gain (Loss)#
Futures Contracts	$—	$1,426,970	$—	$—	$1,426,970
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$1,535,984	$—	$—	$1,535,984

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$—	$—	$5,629	$—	$5,629
Liability Derivatives
Forward Contracts^,^^^	$—	$—	$(41)	$—	$(41)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(162,602)	$—	$(162,602)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$6,091	$—	$6,091

Small Company Value Fund
Liability Derivatives
Forward Contracts^,^^^	$—	$—	$(3,399)	$—	$(3,399)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(10,045)	$—	$(10,045)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$5,156	$—	$5,156

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price International Equity Fund
Asset Derivatives
Forward Contracts*	$—	$—	$71	$—	$71
Liability Derivatives
Written Options^	$—	$(3,833)	$—	$—	$(3,833)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(2,923)	$—	$(2,923)
Written Options	—	72,816	—	—	72,816
Total Realized Gain (Loss)	$—	$72,816	$(2,923)	$—	$69,893
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$71	$—	$71
Written Options	—	6,143	—	—	6,143
Total Change in Appreciation (Depreciation)	$—	$6,143	$71	$—	$6,214

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, exchange-traded purchased and written options, or forward contracts, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2023, the average number of contracts, notional amounts, or shares/units outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Total Return Bond Fund	1,133	$4,387,546	$45,501,833	—	—
Strategic Bond Fund	3,821	30,832,870	230,107,508	943,592	1,915,949
S&P 500 Index Fund	89	—	—	—	—
Mid Cap Value Fund	—	3,398,309	—	—	—
Small Company Value Fund	—	432,694	—	—	—
MM Select T. Rowe Price International Equity Fund	—	40,338	—	—	147

†

As applicable, amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2023.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s

Notes to Financial Statements (Continued)

derivatives exposure as of September 30, 2023. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Citibank N.A.	$247,657	$(753)	$—	$246,904

Strategic Bond Fund
Bank of America N.A.	$12,449	$(12,449)	$—	$—
BNP Paribas SA	56,911	(56,911)	—	—
Citibank N.A.	25,062	(9,943)	—	15,119
Citigroup Global Markets, Inc.	2,086	(2,086)	—	—
Goldman Sachs International	56,784	(1,756)	—	55,028
Morgan Stanley & Co. LLC	260,452	(260,452)	—	—
	$413,744	$(343,597)	$—	$70,147

MM Select T. Rowe Price International Equity Fund
State Street Bank and Trust Co.	$71	$—	$—	$71

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Citibank N.A.	$(753)	$753	$—	$—

Strategic Bond Fund
Bank of America N.A.	$(12,529)	$12,449	$—	$(80)
BNP Paribas SA	(332,941)	56,911	—	(276,030)
Citibank N.A.	(9,943)	9,943	—	—
Citigroup Global Markets, Inc.	(115,529)	2,086	—	(113,443)
Goldman Sachs International	(1,756)	1,756	—	—
Morgan Stanley & Co. LLC	(525,696)	260,452	—	(265,244)
	$(998,394)	$343,597	$—	$(654,797)

MM Select T. Rowe Price International Equity Fund
Goldman Sachs International	$(3,833)	$—	$—	$(3,833)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.

Notes to Financial Statements (Continued)

***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2023, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation (depreciation) on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Notes to Financial Statements (Continued)

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Notes to Financial Statements (Continued)

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked to market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Notes to Financial Statements (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend

Notes to Financial Statements (Continued)

upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

Notes to Financial Statements (Continued)

The Total Return Bond Fund entered into certain bank loan agreements which are unfunded (“commitments”). The Total Return Bond Fund is obligated to fund these commitments at the borrower’s discretion. At September 30, 2023, the Total Return Bond Fund had sufficient cash and/or securities to cover these commitments.

Commitment interest is marked to market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities. Any change in the unrealized appreciation (depreciation) is shown in the Statement of Operations. At September 30, 2023, the Total Return Bond Fund had the following commitments:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	Matlv Holdings, Inc., Delayed Draw Term Loan A	$102,765	$100,196	$99,682	$(514)

Certain Funds may receive or pay fees associated with investments in bank loans. These fees are included as interest income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value by MML Advisers. A Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, a Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2023, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2023, is reflected as securities lending income on the Statement of Operations.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Overseas Fund and MM Select T. Rowe Price International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Investment Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the investment advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and 0.35% on any excess over $200 million	Brandywine Global Investment Management, LLC; Western Asset Management Company, LLC; and Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management, LLC;
	0.475% on any excess over $400 million	and T. Rowe Price Associates, Inc.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.575% on the next $250 million; and	Boston Partners Global Investors, Inc.
0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP; and
	0.60% on any excess over $300 million	Westfield Capital Management Company, L.P.
Blue Chip Growth Fund	0.65% on the first $750 million; and	Loomis, Sayles & Company, L.P.; and
	0.60% on any excess over $750 million	T. Rowe Price Associates, Inc.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners, LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management, Inc.;

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
	0.65% on any excess over $300 million	PanAgora Asset Management, Inc.; and Thompson, Siegel & Walmsley LLC
Small Cap Value Equity Fund	0.75% on the first $300 million; and 0.70% on any excess over $300 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	AllianceBernstein L.P.; and
	0.80% on any excess over $750 million	American Century Investment Management, Inc.
Mid Cap Growth Fund*,**	0.67% on the first $2 billion; and	Frontier Capital Management Company, LLC;
	0.62% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Invesco Advisers, Inc.; and Wellington
	0.78% on any excess over $1 billion	Management Company LLP
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.; and
	0.775% on the next $500 million; and	Massachusetts Financial Services Company
0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund***	0.00%	T. Rowe Price Associates, Inc.

*	T. Rowe Price Investment Management, Inc. serves as a sub-subadviser of the Fund.
**	Prior to July 1, 2023, the investment advisory fee was 0.72% on the first $2 billion; and 0.67% on any excess over $2 billion.
***	T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. each serves as a sub-subadviser of the Fund.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Total Return Bond Fund**	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Strategic Bond Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Diversified Value Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Fundamental Value Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
S&P 500 Index Fund	None	0.10%	0.25%	0.35%	0.25%	0.35%	0.25%	N/A
Equity Opportunities Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Fundamental Growth Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Blue Chip Growth Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Growth Opportunities Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Mid Cap Value Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Small Cap Value Equity Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Small Company Value Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Mid Cap Growth Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Small Cap Growth Equity Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
Overseas Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	Effective February 1, 2023, Class Y was added to the Fund.
**	Class Y is not currently available for purchase.

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Mid Cap Value Fund*,**	0.61%	0.71%	0.81%	0.91%	1.06%	1.16%	1.31%	0.71%
Small Company Value Fund*,**	0.86%	0.96%	1.06%	1.16%	1.31%	1.41%	1.56%	0.96%
Overseas Fund*,**	0.79%	0.89%	0.99%	1.09%	1.24%	1.34%	1.49%	0.89%
MM Select T. Rowe Price International Equity Fund*	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2024.
**	Effective February 1, 2023, Class Y was added to the Fund.

Effective July 1, 2023, MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Total Return Bond Fund*,**	0.33%	0.43%	0.53%	0.63%	0.78%	0.88%	1.03%	0.43%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Class Y is currently not available for purchase.
**	Expense caps in effect through January 31, 2025.

Prior to July 1, 2023, MML Advisers waived 0.03% of the investment advisory fees of the Total Return Bond Fund.

MML Advisers has agreed to waive 0.05% of the investment advisory fees of the Strategic Bond Fund through January 31, 2024.

MML Advisers has agreed to waive 0.05% of the investment advisory fees of the Fundamental Growth Fund through January 31, 2024.

MML Advisers has agreed to waive 0.02% of the investment advisory fees of the Growth Opportunities Fund through January 31, 2024.

Notes to Financial Statements (Continued)

Prior to July 1, 2023, MML Advisers waived 0.05% of the investment advisory fees of the Mid Cap Growth Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2023, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$3,620
Fundamental Value Fund	292
Equity Opportunities Fund	236
Fundamental Growth Fund	527
Blue Chip Growth Fund	31,330
Growth Opportunities Fund	3,711
Mid Cap Value Fund	1,529
Small Cap Value Equity Fund	484
Small Company Value Fund	1,786
Mid Cap Growth Fund	90,355
Small Cap Growth Equity Fund	19,755

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2023:

Total % Ownership by Related Party
Total Return Bond Fund	87.2%
Strategic Bond Fund	93.2%
Diversified Value Fund	92.9%
Fundamental Value Fund	95.6%
S&P 500 Index Fund	94.1%
Equity Opportunities Fund	83.9%
Fundamental Growth Fund	93.4%
Blue Chip Growth Fund	93.4%
Growth Opportunities Fund	89.1%
Mid Cap Value Fund	96.6%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
Small Cap Value Equity Fund	96.7%
Small Company Value Fund	93.6%
Mid Cap Growth Fund	73.6%
Small Cap Growth Equity Fund	78.9%
Overseas Fund	93.9%
MM Select T. Rowe Price International Equity Fund	100.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2023, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$4,019,713,604	$134,506,063	$3,914,545,863	$130,742,392
Strategic Bond Fund	676,565,232	49,748,279	658,499,669	84,386,600
Diversified Value Fund	—	135,368,703	—	166,026,382
Fundamental Value Fund	—	151,434,784	—	196,918,856
S&P 500 Index Fund	—	42,890,010	—	306,149,005
Equity Opportunities Fund	—	144,953,044	—	179,928,208
Fundamental Growth Fund	—	17,670,944	—	23,627,543
Blue Chip Growth Fund	—	381,573,645	—	1,513,865,830
Growth Opportunities Fund	—	61,945,567	—	202,049,481
Mid Cap Value Fund	—	85,817,045	—	91,844,351
Small Cap Value Equity Fund	—	24,507,147	—	33,744,726
Small Company Value Fund	—	92,890,374	—	107,225,566
Mid Cap Growth Fund	—	1,646,818,538	—	2,464,529,035
Small Cap Growth Equity Fund	—	641,939,251	—	440,977,844
Overseas Fund	—	71,250,057	—	122,046,185
MM Select T. Rowe Price International Equity Fund	—	350,540,648	—	427,573,590

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/(Losses)
Fundamental Growth Fund	$—	$28,428	$5,671
Blue Chip Growth Fund	4,527,161	—	—
Mid Cap Value Fund	7,767	5,755	1,499
Mid Cap Growth Fund	—	3,333,285	(6,396,662)
Small Cap Growth Equity Fund	232,817	184,407	(265,560)
Overseas Fund	51,673.00	—	—

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Total Return Bond Fund Class I
Sold	31,396,943	$268,030,245	19,268,431	$180,631,888
Issued as reinvestment of dividends	1,804,645	15,429,719	1,213,926	12,175,679
Redeemed	(20,831,896)	(177,438,665)	(21,180,830)	(200,785,705)
Net increase (decrease)	12,369,692	$106,021,299	(698,473)	$(7,978,138)
Total Return Bond Fund Class R5
Sold	445,758	$3,790,810	378,114	$3,440,340
Issued as reinvestment of dividends	78,969	675,186	62,806	629,319
Redeemed	(393,430)	(3,348,892)	(1,286,666)	(12,380,678)
Net increase (decrease)	131,297	$1,117,104	(845,746)	$(8,311,019)
Total Return Bond Fund Service Class
Sold	1,206,446	$10,302,317	609,708	$5,754,384
Issued as reinvestment of dividends	143,881	1,235,936	101,251	1,020,606
Redeemed	(1,356,880)	(11,626,713)	(1,764,330)	(17,226,101)
Net increase (decrease)	(6,553)	$(88,460)	(1,053,371)	$(10,451,111)
Total Return Bond Fund Administrative Class
Sold	479,558	$4,074,592	486,547	$4,764,503
Issued as reinvestment of dividends	26,233	224,296	27,027	271,077
Redeemed	(235,514)	(1,996,851)	(1,321,362)	(12,658,648)
Net increase (decrease)	270,277	$2,302,037	(807,788)	$(7,623,068)
Total Return Bond Fund Class R4
Sold	950,388	$8,158,675	687,484	$6,518,995
Issued as reinvestment of dividends	133,293	1,150,319	102,618	1,037,468
Redeemed	(1,409,319)	(12,115,512)	(2,280,633)	(21,868,114)
Net increase (decrease)	(325,638)	$(2,806,518)	(1,490,531)	$(14,311,651)
Total Return Bond Fund Class A
Sold	280,862	$2,374,288	371,616	$3,438,059
Issued as reinvestment of dividends	29,164	248,471	15,120	151,047
Redeemed	(367,955)	(3,113,990)	(203,610)	(1,898,829)
Net increase (decrease)	(57,929)	$(491,231)	183,126	$1,690,277
Total Return Bond Fund Class R3
Sold	300,264	$2,544,867	521,332	$4,807,515
Issued as reinvestment of dividends	33,530	287,015	23,412	234,819
Redeemed	(752,978)	(6,358,875)	(643,656)	(6,041,703)
Net increase (decrease)	(419,184)	$(3,526,993)	(98,912)	$(999,369)
Strategic Bond Fund Class I
Sold	11,719,233	$101,442,527	8,671,159	$83,748,590
Issued as reinvestment of dividends	550,698	4,851,653	1,975,931	20,292,814
Redeemed	(9,787,487)	(85,411,998)	(16,636,543)	(166,221,430)
Net increase (decrease)	2,482,444	$20,882,182	(5,989,453)	$(62,180,026)
Strategic Bond Fund Class R5
Sold	927,670	$8,073,527	750,285	$7,330,910
Issued as reinvestment of dividends	95,079	838,593	442,257	4,546,406
Redeemed	(1,633,021)	(14,172,283)	(2,525,557)	(25,279,391)
Net increase (decrease)	(610,272)	$(5,260,163)	(1,333,015)	$(13,402,075)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Strategic Bond Fund Service Class
Sold	540,566	$4,768,917	1,963,475	$21,120,432
Issued as reinvestment of dividends	50,608	446,361	254,816	2,619,511
Redeemed	(3,396,461)	(29,551,395)	(999,065)	(9,859,838)
Net increase (decrease)	(2,805,287)	$(24,336,117)	1,219,226	$13,880,105
Strategic Bond Fund Administrative Class
Sold	442,288	$3,848,127	300,891	$2,938,333
Issued as reinvestment of dividends	30,201	266,073	186,209	1,912,369
Redeemed	(845,966)	(7,385,375)	(2,794,950)	(28,772,119)
Net increase (decrease)	(373,477)	$(3,271,175)	(2,307,850)	$(23,921,417)
Strategic Bond Fund Class R4
Sold	277,653	$2,403,977	296,853	$2,867,133
Issued as reinvestment of dividends	24,711	216,472	160,353	1,635,600
Redeemed	(740,562)	(6,373,247)	(2,078,364)	(20,917,479)
Net increase (decrease)	(438,198)	$(3,752,798)	(1,621,158)	$(16,414,746)
Strategic Bond Fund Class A
Sold	252,778	$2,194,207	140,027	$1,346,776
Issued as reinvestment of dividends	15,857	139,861	106,519	1,093,950
Redeemed	(669,153)	(5,800,892)	(1,344,105)	(13,794,021)
Net increase (decrease)	(400,518)	$(3,466,824)	(1,097,559)	$(11,353,295)
Strategic Bond Fund Class R3
Sold	97,990	$842,041	168,015	$1,599,808
Issued as reinvestment of dividends	5,107	44,429	39,151	396,988
Redeemed	(195,512)	(1,692,632)	(656,488)	(6,671,990)
Net increase (decrease)	(92,415)	$(806,162)	(449,322)	$(4,675,194)
Strategic Bond Fund Class Y(a)
Sold	11,136	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,136	$100,000
Diversified Value Fund Class I
Sold	2,142,450	$24,173,352	3,280,888	$42,214,632
Issued as reinvestment of dividends	2,025,385	22,785,580	2,269,879	28,645,872
Redeemed	(3,928,114)	(44,645,917)	(7,093,566)	(86,654,446)
Net increase (decrease)	239,721	$2,313,015	(1,542,799)	$(15,793,942)
Diversified Value Fund Class R5
Sold	324,071	$3,681,454	529,104	$6,772,798
Issued as reinvestment of dividends	544,841	6,151,253	670,394	8,493,887
Redeemed	(1,120,433)	(12,821,697)	(1,973,294)	(25,615,700)
Net increase (decrease)	(251,521)	$(2,988,990)	(773,796)	$(10,349,015)
Diversified Value Fund Service Class
Sold	148,947	$1,675,747	119,767	$1,525,851
Issued as reinvestment of dividends	121,859	1,377,003	148,207	1,877,787
Redeemed	(343,098)	(4,097,377)	(291,952)	(3,716,380)
Net increase (decrease)	(72,292)	$(1,044,627)	(23,978)	$(312,742)
Diversified Value Fund Administrative Class
Sold	274,824	$3,133,208	197,859	$2,566,448
Issued as reinvestment of dividends	183,940	2,100,599	189,400	2,424,318
Redeemed	(390,476)	(4,496,634)	(437,980)	(5,708,549)
Net increase (decrease)	68,288	$737,173	(50,721)	$(717,783)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Diversified Value Fund Class R4
Sold	106,318	$1,172,261	102,763	$1,297,321
Issued as reinvestment of dividends	107,049	1,182,896	123,743	1,536,882
Redeemed	(157,901)	(1,744,018)	(348,040)	(4,308,864)
Net increase (decrease)	55,466	$611,139	(121,534)	$(1,474,661)
Diversified Value Fund Class A
Sold	268,938	$3,061,368	157,190	$2,007,522
Issued as reinvestment of dividends	248,386	2,804,278	247,566	3,136,659
Redeemed	(506,396)	(5,634,757)	(391,831)	(5,041,824)
Net increase (decrease)	10,928	$230,889	12,925	$102,357
Diversified Value Fund Class R3
Sold	29,702	$331,377	61,871	$732,416
Issued as reinvestment of dividends	16,484	184,452	10,368	130,528
Redeemed	(112,951)	(1,236,992)	(23,859)	(303,118)
Net increase (decrease)	(66,765)	$(721,163)	48,380	$559,826
Diversified Value Fund Class Y(a)
Sold	8,576	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	8,576	$100,000
Fundamental Value Fund Class I
Sold	5,542,244	$48,327,700	4,154,703	$41,232,959
Issued as reinvestment of dividends	5,403,981	45,555,563	4,341,734	42,679,244
Redeemed	(6,614,224)	(57,791,520)	(9,716,082)	(93,982,026)
Net increase (decrease)	4,332,001	$36,091,743	(1,219,645)	$(10,069,823)
Fundamental Value Fund Class R5
Sold	465,150	$4,052,210	598,274	$6,029,023
Issued as reinvestment of dividends	1,353,695	11,547,016	1,353,266	13,424,402
Redeemed	(4,649,036)	(40,831,053)	(4,483,140)	(43,811,168)
Net increase (decrease)	(2,830,191)	$(25,231,827)	(2,531,600)	$(24,357,743)
Fundamental Value Fund Service Class
Sold	421,934	$3,595,253	660,330	$6,723,705
Issued as reinvestment of dividends	503,761	4,261,821	371,015	3,658,211
Redeemed	(936,102)	(8,032,628)	(810,851)	(8,123,158)
Net increase (decrease)	(10,407)	$(175,554)	220,494	$2,258,758
Fundamental Value Fund Administrative Class
Sold	200,276	$1,753,683	197,766	$2,026,958
Issued as reinvestment of dividends	437,136	3,755,000	555,561	5,544,501
Redeemed	(678,422)	(5,994,214)	(2,451,430)	(24,385,138)
Net increase (decrease)	(41,010)	$(485,531)	(1,698,103)	$(16,813,679)
Fundamental Value Fund Class R4
Sold	39,107	$318,782	227,033	$2,098,750
Issued as reinvestment of dividends	76,465	625,482	119,651	1,143,866
Redeemed	(99,860)	(844,469)	(787,028)	(7,459,941)
Net increase (decrease)	15,712	$99,795	(440,344)	$(4,217,325)
Fundamental Value Fund Class A
Sold	423,285	$3,575,616	276,458	$2,756,626
Issued as reinvestment of dividends	438,672	3,689,229	380,538	3,733,076
Redeemed	(865,143)	(7,340,178)	(1,199,674)	(12,060,192)
Net increase (decrease)	(3,186)	$(75,333)	(542,678)	$(5,570,490)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class R3
Sold	21,005	$172,763	36,870	$351,938
Issued as reinvestment of dividends	23,101	187,815	19,872	189,182
Redeemed	(39,232)	(350,228)	(62,987)	(617,005)
Net increase (decrease)	4,874	$10,350	(6,245)	$(75,885)
Fundamental Value Fund Class Y(a)
Sold	11,377	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,377	$100,000
S&P 500 Index Fund Class I
Sold	12,478,154	$185,475,355	12,415,578	$241,988,303
Issued as reinvestment of dividends	17,302,648	233,931,800	8,976,077	184,009,587
Redeemed	(19,200,021)	(290,857,812)	(34,517,227)	(681,286,807)
Net increase (decrease)	10,580,781	$128,549,343	(13,125,572)	$(255,288,917)
S&P 500 Index Fund Class R5
Sold	3,136,156	$46,470,780	2,177,188	$43,135,931
Issued as reinvestment of dividends	5,906,516	80,505,814	2,943,930	60,703,846
Redeemed	(6,129,735)	(89,404,314)	(8,254,438)	(156,352,532)
Net increase (decrease)	2,912,937	$37,572,280	(3,133,320)	$(52,512,755)
S&P 500 Index Fund Service Class
Sold	2,278,889	$33,854,544	1,764,830	$35,213,022
Issued as reinvestment of dividends	4,650,671	63,714,193	2,214,870	45,847,810
Redeemed	(4,405,527)	(65,424,785)	(5,944,281)	(114,741,532)
Net increase (decrease)	2,524,033	$32,143,952	(1,964,581)	$(33,680,700)
S&P 500 Index Fund Administrative Class
Sold	2,462,458	$35,068,729	1,481,165	$28,550,360
Issued as reinvestment of dividends	4,310,089	56,936,277	2,159,450	43,469,722
Redeemed	(5,124,441)	(72,266,997)	(7,419,879)	(146,053,042)
Net increase (decrease)	1,648,106	$19,738,009	(3,779,264)	$(74,032,960)
S&P 500 Index Fund Class R4
Sold	3,949,870	$55,158,376	2,805,251	$52,122,826
Issued as reinvestment of dividends	6,972,126	89,870,702	3,028,215	59,837,538
Redeemed	(6,865,399)	(95,821,814)	(7,958,794)	(153,817,832)
Net increase (decrease)	4,056,597	$49,207,264	(2,125,328)	$(41,857,468)
S&P 500 Index Fund Class A
Sold	399,021	$5,703,395	420,533	$7,396,269
Issued as reinvestment of dividends	381,675	4,858,726	147,358	2,886,746
Redeemed	(919,185)	(13,152,090)	(618,869)	(12,236,711)
Net increase (decrease)	(138,489)	$(2,589,969)	(50,978)	$(1,953,696)
S&P 500 Index Fund Class R3
Sold	4,810,060	$63,359,662	2,786,022	$50,256,371
Issued as reinvestment of dividends	4,863,693	59,191,148	1,929,310	36,541,127
Redeemed	(5,762,326)	(76,391,352)	(3,837,904)	(69,036,604)
Net increase (decrease)	3,911,427	$46,159,458	877,428	$17,760,894
Equity Opportunities Fund Class I
Sold	4,917,765	$83,149,741	2,195,204	$42,163,425
Issued as reinvestment of dividends	3,564,137	58,808,263	2,666,804	51,816,002
Redeemed	(4,169,365)	(69,970,770)	(5,006,569)	(95,771,081)
Net increase (decrease)	4,312,537	$71,987,234	(144,561)	$(1,791,654)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Equity Opportunities Fund Class R5
Sold	512,298	$8,599,665	1,027,695	$19,913,069
Issued as reinvestment of dividends	811,851	13,501,084	978,951	19,138,493
Redeemed	(2,472,057)	(42,157,020)	(5,111,865)	(97,154,414)
Net increase (decrease)	(1,147,908)	$(20,056,271)	(3,105,219)	$(58,102,852)
Equity Opportunities Fund Service Class
Sold	206,165	$3,343,744	147,025	$2,787,131
Issued as reinvestment of dividends	354,231	5,696,040	290,928	5,530,550
Redeemed	(666,344)	(10,740,986)	(681,168)	(12,564,987)
Net increase (decrease)	(105,948)	$(1,701,202)	(243,215)	$(4,247,306)
Equity Opportunities Fund Administrative Class
Sold	188,589	$3,015,968	130,689	$2,377,512
Issued as reinvestment of dividends	360,762	5,667,568	340,670	6,343,270
Redeemed	(439,657)	(7,006,686)	(998,655)	(18,063,262)
Net increase (decrease)	109,694	$1,676,850	(527,296)	$(9,342,480)
Equity Opportunities Fund Class R4
Sold	227,456	$3,253,871	69,873	$1,187,174
Issued as reinvestment of dividends	82,893	1,162,989	65,235	1,104,425
Redeemed	(84,779)	(1,210,344)	(185,953)	(3,141,405)
Net increase (decrease)	225,570	$3,206,516	(50,845)	$(849,806)
Equity Opportunities Fund Class A
Sold	221,326	$3,222,452	111,063	$1,913,973
Issued as reinvestment of dividends	453,903	6,567,973	367,584	6,384,936
Redeemed	(711,550)	(10,520,632)	(832,793)	(14,474,766)
Net increase (decrease)	(36,321)	$(730,207)	(354,146)	$(6,175,857)
Equity Opportunities Fund Class R3
Sold	302,951	$3,859,769	162,725	$2,434,201
Issued as reinvestment of dividends	71,445	895,204	29,567	456,521
Redeemed	(161,311)	(2,063,646)	(82,307)	(1,240,187)
Net increase (decrease)	213,085	$2,691,327	109,985	$1,650,535
Equity Opportunities Fund Class Y(a)
Sold	5,963	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	5,963	$100,000
Fundamental Growth Fund Class I
Sold	171,202	$615,278	759,136	$3,067,412
Issued as reinvestment of dividends	1,195	3,932	741,150	3,135,065
Redeemed	(305,904)	(1,090,747)	(2,786,328)	(10,380,409)
Net increase (decrease)	(133,507)	$(471,537)	(1,286,042)	$(4,177,932)
Fundamental Growth Fund Class R5
Sold	178,497	$606,165	114,385	$480,384
Issued as reinvestment of dividends	179	591	669,002	2,856,640
Redeemed	(737,442)	(2,666,696)	(881,784)	(3,471,140)
Net increase (decrease)	(558,766)	$(2,059,940)	(98,397)	$(134,116)
Fundamental Growth Fund Service Class
Sold	116,063	$363,593	142,141	$531,470
Issued as reinvestment of dividends	—	—	457,949	1,799,739
Redeemed	(892,710)	(3,033,982)	(209,547)	(937,098)
Net increase (decrease)	(776,647)	$(2,670,389)	390,543	$1,394,111

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Fundamental Growth Fund Administrative Class
Sold	84,327	$244,482	103,196	$343,927
Issued as reinvestment of dividends	—	—	662,161	2,350,670
Redeemed	(100,700)	(290,812)	(386,854)	(1,481,843)
Net increase (decrease)	(16,373)	$(46,330)	378,503	$1,212,754
Fundamental Growth Fund Class R4
Sold	128,679	$296,180	151,138	$336,164
Issued as reinvestment of dividends	—	—	199,206	539,848
Redeemed	(115,864)	(265,330)	(78,108)	(284,532)
Net increase (decrease)	12,815	$30,850	272,236	$591,480
Fundamental Growth Fund Class A
Sold	220,921	$503,238	212,935	$564,827
Issued as reinvestment of dividends	—	—	1,515,834	4,304,968
Redeemed	(584,649)	(1,313,510)	(868,878)	(2,789,699)
Net increase (decrease)	(363,728)	$(810,272)	859,891	$2,080,096
Fundamental Growth Fund Class R3
Sold	140,703	$205,871	298,513	$505,343
Issued as reinvestment of dividends	—	—	397,548	735,465
Redeemed	(128,280)	(189,418)	(267,063)	(463,415)
Net increase (decrease)	12,423	$16,453	428,998	$777,393
Fundamental Growth Fund Class Y(a)
Sold	28,329	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	28,329	$100,000
Blue Chip Growth Fund Class I
Sold	12,335,869	$246,892,566	9,673,480	$241,938,987
Issued as reinvestment of dividends	14,464,485	249,657,008	17,779,562	505,650,751
Redeemed	(53,228,387)	(1,055,851,421)	(17,057,755)	(437,365,948)
Net increase (decrease)	(26,428,033)	$(559,301,847)	10,395,287	$310,223,790
Blue Chip Growth Fund Class R5
Sold	2,087,437	$41,282,871	1,236,217	$30,016,798
Issued as reinvestment of dividends	2,972,739	51,101,376	3,858,828	109,320,598
Redeemed	(10,159,633)	(202,178,292)	(5,586,636)	(149,357,985)
Net increase (decrease)	(5,099,457)	$(109,794,045)	(491,591)	$(10,020,589)
Blue Chip Growth Fund Service Class
Sold	692,377	$13,488,838	772,920	$17,294,659
Issued as reinvestment of dividends	1,135,706	19,204,794	1,390,201	38,828,325
Redeemed	(2,119,040)	(41,385,113)	(1,829,132)	(43,031,432)
Net increase (decrease)	(290,957)	$(8,691,481)	333,989	$13,091,552
Blue Chip Growth Fund Administrative Class
Sold	887,439	$16,734,356	569,232	$12,944,622
Issued as reinvestment of dividends	1,663,182	27,375,979	2,315,836	63,222,321
Redeemed	(4,608,439)	(86,847,640)	(4,007,587)	(103,667,274)
Net increase (decrease)	(2,057,818)	$(42,737,305)	(1,122,519)	$(27,500,331)
Blue Chip Growth Fund Class R4
Sold	381,608	$6,740,479	410,114	$9,072,831
Issued as reinvestment of dividends	537,238	8,144,531	983,162	25,050,959
Redeemed	(1,392,720)	(25,021,565)	(2,660,512)	(54,093,475)
Net increase (decrease)	(473,874)	$(10,136,555)	(1,267,236)	$(19,969,685)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class A
Sold	578,814	$10,135,279	423,196	$8,776,808
Issued as reinvestment of dividends	891,614	13,499,036	1,109,963	28,270,753
Redeemed	(1,915,602)	(33,193,770)	(1,357,136)	(30,693,573)
Net increase (decrease)	(445,174)	$(9,559,455)	176,023	$6,353,988
Blue Chip Growth Fund Class R3
Sold	648,920	$10,243,044	286,428	$5,575,165
Issued as reinvestment of dividends	431,341	5,728,211	501,154	11,466,411
Redeemed	(1,018,773)	(15,513,219)	(731,417)	(15,944,052)
Net increase (decrease)	61,488	$458,036	56,165	$1,097,524
Blue Chip Growth Fund Class Y(a)
Sold	5,432	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	5,432	$100,000
Growth Opportunities Fund Class I
Sold	3,899,967	$18,449,361	6,817,009	$44,270,684
Issued as reinvestment of dividends	3,898,307	17,269,501	7,852,454	63,212,251
Redeemed	(25,200,995)	(124,711,588)	(9,466,676)	(66,160,773)
Net increase (decrease)	(17,402,721)	$(88,992,726)	5,202,787	$41,322,162
Growth Opportunities Fund Class R5
Sold	1,260,587	$5,874,078	931,257	$5,867,268
Issued as reinvestment of dividends	926,694	3,938,449	2,168,280	16,825,851
Redeemed	(5,411,818)	(25,761,912)	(2,968,007)	(21,142,198)
Net increase (decrease)	(3,224,537)	$(15,949,385)	131,530	$1,550,921
Growth Opportunities Fund Service Class
Sold	231,111	$969,848	618,173	$4,088,158
Issued as reinvestment of dividends	497,546	1,905,602	994,425	7,030,586
Redeemed	(2,495,578)	(10,276,506)	(959,196)	(6,557,350)
Net increase (decrease)	(1,766,921)	$(7,401,056)	653,402	$4,561,394
Growth Opportunities Fund Administrative Class
Sold	719,260	$2,583,877	1,065,357	$5,048,692
Issued as reinvestment of dividends	983,415	3,245,273	2,172,175	13,489,206
Redeemed	(1,634,502)	(6,020,198)	(2,368,525)	(13,796,123)
Net increase (decrease)	68,173	$(191,048)	869,007	$4,741,775
Growth Opportunities Fund Class R4
Sold	9,072	$24,846	29,591	$127,103
Issued as reinvestment of dividends	50,465	121,116	183,946	871,903
Redeemed	(13,728)	(37,354)	(325,831)	(1,235,429)
Net increase (decrease)	45,809	$108,608	(112,294)	$(236,423)
Growth Opportunities Fund Class A
Sold	697,104	$1,736,741	396,938	$1,438,351
Issued as reinvestment of dividends	1,195,809	2,750,360	2,635,032	12,094,799
Redeemed	(1,712,717)	(4,618,717)	(2,707,665)	(10,463,439)
Net increase (decrease)	180,196	$(131,616)	324,305	$3,069,711
Growth Opportunities Fund Class R3
Sold	100,812	$151,669	128,656	$301,790
Issued as reinvestment of dividends	329,396	434,802	380,771	1,142,314
Redeemed	(59,570)	(83,119)	(133,099)	(277,795)
Net increase (decrease)	370,638	$503,352	376,328	$1,166,309

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class Y(a)
Sold	21,739	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	21,739	$100,000
Mid Cap Value Fund Class I
Sold	1,418,584	$15,741,638	1,257,943	$15,822,348
Issued as reinvestment of dividends	835,312	9,180,076	2,209,404	26,888,446
Redeemed	(2,098,037)	(23,442,275)	(1,823,408)	(23,252,190)
Net increase (decrease)	155,859	$1,479,439	1,643,939	$19,458,604
Mid Cap Value Fund Class R5
Sold	12,772	$143,923	31,538	$403,759
Issued as reinvestment of dividends	6,634	74,164	18,803	232,404
Redeemed	(11,159)	(126,397)	(42,869)	(533,359)
Net increase (decrease)	8,247	$91,690	7,472	$102,804
Mid Cap Value Fund Service Class
Sold	—	$—	504	$6,628
Issued as reinvestment of dividends	27	300	8,620	105,510
Redeemed	(1)	(12)	(38,303)	(470,425)
Net increase (decrease)	26	$288	(29,179)	$(358,287)
Mid Cap Value Fund Administrative Class
Sold	10,276	$120,686	11,380	$145,965
Issued as reinvestment of dividends	6,000	68,402	14,968	188,296
Redeemed	(8,647)	(99,180)	(21,782)	(316,412)
Net increase (decrease)	7,629	$89,908	4,566	$17,849
Mid Cap Value Fund Class R4
Sold	7,150	$81,287	7,390	$90,949
Issued as reinvestment of dividends	1,336	14,620	1,257	15,233
Redeemed	(3,759)	(40,665)	(2,759)	(34,110)
Net increase (decrease)	4,727	$55,242	5,888	$72,072
Mid Cap Value Fund Class A
Sold	31,684	$348,792	25,694	$318,289
Issued as reinvestment of dividends	11,066	123,386	28,037	345,700
Redeemed	(58,872)	(667,556)	(25,277)	(330,544)
Net increase (decrease)	(16,122)	$(195,378)	28,454	$333,445
Mid Cap Value Fund Class R3
Sold	5,155	$56,494	1,287	$15,692
Issued as reinvestment of dividends	995	10,875	2,760	33,429
Redeemed	(521)	(5,713)	(2,251)	(28,504)
Net increase (decrease)	5,629	$61,656	1,796	$20,617
Mid Cap Value Fund Class Y(a)
Sold	8,467	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	8,467	$100,000
Small Cap Value Equity Fund Class I
Sold	952,200	$8,574,288	1,167,883	$12,820,652
Issued as reinvestment of dividends	548,337	4,748,599	879,846	9,194,395
Redeemed	(1,648,159)	(15,395,340)	(1,217,492)	(13,122,094)
Net increase (decrease)	(147,622)	$(2,072,453)	830,237	$8,892,953

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class R5
Sold	118,321	$1,083,617	120,937	$1,244,751
Issued as reinvestment of dividends	124,599	1,080,269	218,099	2,283,497
Redeemed	(128,396)	(1,168,044)	(433,913)	(4,808,986)
Net increase (decrease)	114,524	$995,842	(94,877)	$(1,280,738)
Small Cap Value Equity Fund Service Class
Sold	18,593	$170,421	28,655	$318,523
Issued as reinvestment of dividends	40,329	351,667	66,630	701,615
Redeemed	(59,491)	(546,492)	(84,191)	(922,424)
Net increase (decrease)	(569)	$(24,404)	11,094	$97,714
Small Cap Value Equity Fund Administrative Class
Sold	27,797	$243,436	21,006	$225,176
Issued as reinvestment of dividends	41,016	351,094	59,543	618,051
Redeemed	(46,720)	(424,301)	(22,610)	(241,800)
Net increase (decrease)	22,093	$170,229	57,939	$601,427
Small Cap Value Equity Fund Class R4
Sold	59,427	$504,069	23,940	$233,301
Issued as reinvestment of dividends	24,766	203,327	35,292	353,982
Redeemed	(53,658)	(452,597)	(33,450)	(345,326)
Net increase (decrease)	30,535	$254,799	25,782	$241,957
Small Cap Value Equity Fund Class A
Sold	48,080	$415,539	46,544	$461,230
Issued as reinvestment of dividends	92,455	765,530	141,955	1,433,744
Redeemed	(245,416)	(2,139,314)	(148,716)	(1,645,084)
Net increase (decrease)	(104,881)	$(958,245)	39,783	$249,890
Small Cap Value Equity Fund Class R3
Sold	11,775	$98,344	22,511	$225,025
Issued as reinvestment of dividends	12,872	103,236	18,019	177,490
Redeemed	(34,368)	(284,395)	(19,924)	(191,725)
Net increase (decrease)	(9,721)	$(82,815)	20,606	$210,790
Small Cap Value Equity Fund Class Y(a)
Sold	10,661	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,661	$100,000
Small Company Value Fund Class I
Sold	2,070,907	$18,448,371	2,118,392	$24,273,570
Issued as reinvestment of dividends	2,136,260	18,670,911	2,185,835	24,481,352
Redeemed	(2,636,407)	(23,346,726)	(3,510,738)	(39,082,053)
Net increase (decrease)	1,570,760	$13,772,556	793,489	$9,672,869
Small Company Value Fund Class R5
Sold	516,912	$4,588,985	588,489	$6,674,727
Issued as reinvestment of dividends	556,882	4,917,264	774,949	8,756,926
Redeemed	(1,592,618)	(14,009,256)	(2,546,690)	(27,751,474)
Net increase (decrease)	(518,824)	$(4,503,007)	(1,183,252)	$(12,319,821)
Small Company Value Fund Service Class
Sold	100,284	$878,242	146,974	$1,680,344
Issued as reinvestment of dividends	113,485	994,131	111,423	1,250,165
Redeemed	(132,449)	(1,173,719)	(135,183)	(1,466,448)
Net increase (decrease)	81,320	$698,654	123,214	$1,464,061

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Small Company Value Fund Administrative Class
Sold	98,348	$849,313	98,759	$1,121,612
Issued as reinvestment of dividends	155,856	1,323,216	192,067	2,095,447
Redeemed	(229,419)	(1,950,132)	(401,496)	(4,327,674)
Net increase (decrease)	24,785	$222,397	(110,670)	$(1,110,615)
Small Company Value Fund Class R4
Sold	9,739	$80,761	7,196	$73,173
Issued as reinvestment of dividends	11,500	89,815	9,904	100,625
Redeemed	(12,271)	(96,662)	(5,716)	(56,710)
Net increase (decrease)	8,968	$73,914	11,384	$117,088
Small Company Value Fund Class A
Sold	130,239	$1,038,772	198,112	$2,088,446
Issued as reinvestment of dividends	188,368	1,503,179	191,789	1,983,094
Redeemed	(519,570)	(4,230,865)	(283,124)	(2,887,883)
Net increase (decrease)	(200,963)	$(1,688,914)	106,777	$1,183,657
Small Company Value Fund Class R3
Sold	16,206	$113,430	16,157	$149,603
Issued as reinvestment of dividends	7,821	54,513	6,198	57,144
Redeemed	(14,768)	(104,136)	(10,084)	(91,923)
Net increase (decrease)	9,259	$63,807	12,271	$114,824
Small Company Value Fund Class Y(a)
Sold	10,428	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,428	$100,000
Mid Cap Growth Fund Class I
Sold	19,221,695	$365,581,351	20,610,345	$476,359,783
Issued as reinvestment of dividends	28,392,668	517,314,416	46,250,992	1,175,700,217
Redeemed	(54,604,810)	(1,036,554,090)	(69,265,310)	(1,657,390,556)
Net increase (decrease)	(6,990,447)	$(153,658,323)	(2,403,973)	$(5,330,556)
Mid Cap Growth Fund Class R5
Sold	7,019,960	$129,852,988	8,992,426	$210,964,292
Issued as reinvestment of dividends	6,524,678	116,400,253	11,851,698	296,055,421
Redeemed	(13,067,105)	(244,025,963)	(29,181,230)	(709,337,786)
Net increase (decrease)	477,533	$2,227,278	(8,337,106)	$(202,318,073)
Mid Cap Growth Fund Service Class
Sold	644,256	$11,400,379	714,735	$16,317,851
Issued as reinvestment of dividends	1,375,844	23,403,104	2,525,623	60,589,689
Redeemed	(3,153,990)	(55,100,872)	(5,095,676)	(118,540,039)
Net increase (decrease)	(1,133,890)	$(20,297,389)	(1,855,318)	$(41,632,499)
Mid Cap Growth Fund Administrative Class
Sold	646,971	$10,580,475	441,681	$8,788,650
Issued as reinvestment of dividends	1,381,969	21,586,357	2,158,971	48,166,646
Redeemed	(2,693,701)	(43,604,438)	(2,971,122)	(64,274,048)
Net increase (decrease)	(664,761)	$(11,437,606)	(370,470)	$(7,318,752)
Mid Cap Growth Fund Class R4
Sold	509,061	$7,253,390	615,731	$11,433,813
Issued as reinvestment of dividends	759,127	10,255,803	1,343,771	26,566,357
Redeemed	(2,046,115)	(28,765,771)	(3,875,215)	(83,705,841)
Net increase (decrease)	(777,927)	$(11,256,578)	(1,915,713)	$(45,705,671)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Class A
Sold	465,381	$6,453,547	229,031	$4,280,448
Issued as reinvestment of dividends	1,183,049	15,687,234	1,836,269	35,770,513
Redeemed	(1,653,597)	(23,173,120)	(2,458,058)	(47,889,370)
Net increase (decrease)	(5,167)	$(1,032,339)	(392,758)	$(7,838,409)
Mid Cap Growth Fund Class R3
Sold	284,125	$3,322,381	268,929	$4,468,724
Issued as reinvestment of dividends	360,851	4,034,311	466,005	7,898,792
Redeemed	(618,680)	(7,314,327)	(552,097)	(9,249,914)
Net increase (decrease)	26,296	$42,365	182,837	$3,117,602
Mid Cap Growth Fund Class Y(a)
Sold	5,308	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	5,308	$100,000
Small Cap Growth Equity Fund Class I
Sold	21,031,799	$279,296,217	8,410,974	$128,433,942
Issued as reinvestment of dividends	12,859	167,678	6,689,062	106,891,206
Redeemed	(8,708,184)	(115,256,314)	(7,633,386)	(112,135,241)
Net increase (decrease)	12,336,474	$164,207,581	7,466,650	$123,189,907
Small Cap Growth Equity Fund Class R5
Sold	5,785,930	$73,979,356	1,375,497	$18,571,896
Issued as reinvestment of dividends	—	—	2,133,325	33,194,542
Redeemed	(2,672,652)	(34,612,764)	(3,555,151)	(53,158,153)
Net increase (decrease)	3,113,278	$39,366,592	(46,329)	$(1,391,715)
Small Cap Growth Equity Fund Service Class
Sold	167,854	$1,917,437	157,740	$2,016,421
Issued as reinvestment of dividends	—	—	542,363	7,598,507
Redeemed	(737,840)	(8,720,276)	(907,393)	(13,450,707)
Net increase (decrease)	(569,986)	$(6,802,839)	(207,290)	$(3,835,779)
Small Cap Growth Equity Fund Administrative Class
Sold	176,895	$1,802,213	146,697	$1,698,408
Issued as reinvestment of dividends	—	—	606,248	7,499,285
Redeemed	(547,998)	(5,574,595)	(487,977)	(5,701,747)
Net increase (decrease)	(371,103)	$(3,772,382)	264,968	$3,495,946
Small Cap Growth Equity Fund Class R4
Sold	119,755	$951,809	269,555	$2,345,814
Issued as reinvestment of dividends	—	—	532,192	5,183,552
Redeemed	(203,016)	(1,608,787)	(350,548)	(3,268,106)
Net increase (decrease)	(83,261)	$(656,978)	451,199	$4,261,260
Small Cap Growth Equity Fund Class A
Sold	181,915	$1,434,913	135,438	$1,176,763
Issued as reinvestment of dividends	—	—	976,336	9,343,532
Redeemed	(748,666)	(5,963,810)	(695,452)	(6,699,463)
Net increase (decrease)	(566,751)	$(4,528,897)	416,322	$3,820,832
Small Cap Growth Equity Fund Class R3
Sold	120,044	$691,065	103,693	$748,306
Issued as reinvestment of dividends	—	—	275,707	1,924,436
Redeemed	(110,047)	(631,327)	(134,122)	(857,421)
Net increase (decrease)	9,997	$59,738	245,278	$1,815,321

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class Y(a)
Sold	7,485	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	7,485	$100,000
Overseas Fund Class I
Sold	10,590,617	$88,007,366	9,543,684	$84,880,892
Issued as reinvestment of dividends	3,088,244	23,964,770	3,877,276	36,679,034
Redeemed	(13,759,255)	(113,111,404)	(17,598,167)	(154,046,481)
Net increase (decrease)	(80,394)	$(1,139,268)	(4,177,207)	$(32,486,555)
Overseas Fund Class R5
Sold	2,366,827	$19,724,416	2,624,329	$22,012,321
Issued as reinvestment of dividends	1,146,191	8,940,287	1,528,040	14,531,662
Redeemed	(4,175,171)	(34,917,632)	(7,259,037)	(65,077,294)
Net increase (decrease)	(662,153)	$(6,252,929)	(3,106,668)	$(28,533,311)
Overseas Fund Service Class
Sold	347,487	$2,850,089	661,295	$6,299,812
Issued as reinvestment of dividends	408,781	3,168,050	456,597	4,314,842
Redeemed	(1,882,900)	(15,494,910)	(1,168,642)	(10,309,219)
Net increase (decrease)	(1,126,632)	$(9,476,771)	(50,750)	$305,435
Overseas Fund Administrative Class
Sold	181,471	$1,499,144	155,540	$1,373,856
Issued as reinvestment of dividends	172,805	1,354,790	191,576	1,831,463
Redeemed	(631,738)	(5,284,918)	(324,641)	(3,045,963)
Net increase (decrease)	(277,462)	$(2,430,984)	22,475	$159,356
Overseas Fund Class R4
Sold	352,300	$2,771,489	494,669	$4,073,590
Issued as reinvestment of dividends	229,516	1,698,415	221,488	2,008,900
Redeemed	(549,074)	(4,292,996)	(419,701)	(3,489,896)
Net increase (decrease)	32,742	$176,908	296,456	$2,592,594
Overseas Fund Class A
Sold	323,087	$2,617,106	223,843	$1,944,155
Issued as reinvestment of dividends	165,300	1,262,897	217,687	2,031,016
Redeemed	(517,715)	(4,225,938)	(980,502)	(8,700,686)
Net increase (decrease)	(29,328)	$(345,935)	(538,972)	$(4,725,515)
Overseas Fund Class R3
Sold	196,938	$1,588,222	104,735	$893,761
Issued as reinvestment of dividends	54,732	411,585	67,894	623,942
Redeemed	(199,774)	(1,614,394)	(278,087)	(2,243,819)
Net increase (decrease)	51,896	$385,413	(105,458)	$(726,116)
Overseas Fund Class Y(a)
Sold	11,891	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,891	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price International Equity Fund Class I
Sold	13,857,948	$137,528,587	28,306,280	$303,954,011
Issued as reinvestment of dividends	4,443,672	43,014,747	6,457,531	71,743,166
Redeemed	(25,868,703)	(259,216,857)	(28,231,952)	(290,686,208)
Net increase (decrease)	(7,567,083)	$(78,673,523)	6,531,859	$85,010,969

(a)	Commenced operations on February 1, 2023.

Unless waived, purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2023:

Front-End Sales Charges Retained by Distributor
Diversified Value Fund	$1,863
Equity Opportunities Fund	1,132
Blue Chip Growth Fund	858
Growth Opportunities Fund	282

Unless waived, redemptions of Class A shares made within 18 months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1.00% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2023, no amounts have been retained by the Distributor.

With respect to Class A shares, the Distributor may pay an up-front concession to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

6. Federal Income Tax Information

At September 30, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,196,168,114	$2,244,497	$(65,872,957)	$(63,628,460)
Strategic Bond Fund	423,015,225	1,157,531	(38,021,949)	(36,864,418)
Diversified Value Fund	249,420,210	41,317,248	(8,738,311)	32,578,937
Fundamental Value Fund	382,571,178	73,021,782	(17,300,511)	55,721,271
S&P 500 Index Fund	1,386,212,009	1,098,402,347	(79,831,065)	1,018,571,282
Equity Opportunities Fund	532,477,103	86,896,844	(20,953,807)	65,943,037
Fundamental Growth Fund	25,286,463	1,343,917	(1,580,854)	(236,937)
Blue Chip Growth Fund	1,526,378,567	720,557,406	(99,918,539)	620,638,867
Growth Opportunities Fund	144,127,574	23,211,657	(13,969,127)	9,242,530
Mid Cap Value Fund	110,072,208	5,671,482	(11,417,860)	(5,746,378)
Small Cap Value Equity Fund	48,478,176	4,829,971	(4,336,755)	493,216
Small Company Value Fund	217,021,580	11,243,177	(36,306,015)	(25,062,838)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Mid Cap Growth Fund	$4,415,696,651	$864,340,227	$(275,893,602)	$588,446,625
Small Cap Growth Equity Fund	751,511,171	76,158,436	(58,275,535)	17,882,901
Overseas Fund	424,462,648	45,277,576	(26,711,162)	18,566,414
MM Select T. Rowe Price International Equity Fund	1,453,166,681	121,315,557	(128,155,752)	(6,840,195)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Total Return Bond Fund	$59,465,563	$53,879,185
Strategic Bond Fund	9,140,010	55,934,037
Fundamental Growth Fund	1,236,149	796,652
Mid Cap Value Fund	457,707	—
Small Cap Growth Equity Fund	30,600,245	—
MM Select T. Rowe Price International Equity Fund	13,676,205	9,010,918

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2023, post-October capital losses:

Post-October Loss
Growth Opportunities Fund	$1,602,880

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2023, late year ordinary losses:

Amount
Blue Chip Growth Fund	$3,184,740
Growth Opportunities Fund	863,458
Mid Cap Growth Fund	1,564,873
Small Cap Growth Equity Fund	116,927

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$19,250,942	$—
Strategic Bond Fund	6,805,473	—
Diversified Value Fund	6,078,475	30,510,886
Fundamental Value Fund	6,504,986	63,123,610
S&P 500 Index Fund	33,601,664	555,419,185
Equity Opportunities Fund	7,830,170	84,476,624
Fundamental Growth Fund	4,523	—
Blue Chip Growth Fund	—	374,773,680
Growth Opportunities Fund	1,337,862	28,329,752
Mid Cap Value Fund	4,285,441	5,216,223
Small Cap Value Equity Fund	703,074	6,900,648
Small Company Value Fund	4,440,706	23,121,291
Mid Cap Growth Fund	—	714,801,449
Small Cap Growth Equity Fund	167,678	—
Overseas Fund	8,986,988	31,834,861
MM Select T. Rowe Price International Equity Fund	42,581,221	433,548

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Total Return Bond Fund	$15,520,015	$—
Strategic Bond Fund	24,543,559	7,957,173
Diversified Value Fund	19,350,206	26,910,458
Fundamental Value Fund	9,848,859	60,529,572
S&P 500 Index Fund	42,035,877	391,268,490
Equity Opportunities Fund	13,075,519	77,702,653
Fundamental Growth Fund	9,232,807	6,564,990
Blue Chip Growth Fund	37,765,672	744,221,034
Growth Opportunities Fund	9,742,882	104,924,613
Mid Cap Value Fund	17,733,220	10,183,811
Small Cap Value Equity Fund	3,627,991	11,134,784
Small Company Value Fund	16,833,062	21,904,259
Mid Cap Growth Fund	203,027,887	1,463,208,822
Small Cap Growth Equity Fund	42,925,417	128,763,424
Overseas Fund	14,112,279	47,917,157
MM Select T. Rowe Price International Equity Fund	54,455,017	17,288,149

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2023:

Amount
Overseas Fund	$1,237,866
MM Select T. Rowe Price International Equity Fund	3,895,091

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Total Return Bond Fund	$25,116,777	$(113,344,748)	$(120,186)	$(63,637,344)	$(151,985,501)
Strategic Bond Fund	12,074,709	(65,074,047)	(38,161)	(37,153,464)	(90,190,963)
Diversified Value Fund	4,669,467	7,813,013	(109,473)	32,577,490	44,950,497
Fundamental Value Fund	6,274,913	26,368,320	(123,942)	55,726,025	88,245,316
S&P 500 Index Fund	21,950,036	147,291,991	(343,109)	1,018,571,282	1,187,470,200
Equity Opportunities Fund	5,692,381	19,422,185	(90,778)	65,938,397	90,962,185
Fundamental Growth Fund	—	(2,032,801)	(10,468)	(236,937)	(2,280,206)
Blue Chip Growth Fund	—	412,997,677	(182,472)	620,638,867	1,033,454,072
Growth Opportunities Fund	—	(2,466,338)	(78,093)	9,242,488	6,698,057
Mid Cap Value Fund	416,072	(457,707)	(15,317)	(5,740,975)	(5,797,927)
Small Cap Value Equity Fund	946,963	5,614,142	(16,087)	493,215	7,038,233
Small Company Value Fund	3,103,092	7,807,840	(51,521)	(25,062,839)	(14,203,428)
Mid Cap Growth Fund	—	278,869,623	(375,182)	588,446,625	866,941,066
Small Cap Growth Equity Fund	—	(30,717,172)	(82,828)	17,882,901	(12,917,099)
Overseas Fund	7,593,368	5,020,078	(80,830)	18,272,168	30,804,784
MM Select T. Rowe Price International Equity Fund	38,687,705	(22,687,123)	(26,105)	(8,499,285)	7,475,192

Notes to Financial Statements (Continued)

During the year ended September 30, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$17,452	$310,575	$(328,027)
Strategic Bond Fund	5,541	230,540	(236,081)
Diversified Value Fund	15,896	102,770	(118,666)
Fundamental Value Fund	1	164,498	(164,499)
S&P 500 Index Fund	63,252	412,369	(475,621)
Equity Opportunities Fund	13,182	(13,448)	266
Fundamental Growth Fund	(570,091)	7,735	562,356
Blue Chip Growth Fund	(5,375,317)	(9,333,583)	14,708,900
Growth Opportunities Fund	(345,775)	(2,630,602)	2,976,377
Mid Cap Value Fund	41,314	344,962	(386,276)
Small Cap Value Equity Fund	7,918	(14,112)	6,194
Small Company Value Fund	7,481	137,311	(144,792)
Mid Cap Growth Fund	(2,689,409)	(4,966,733)	7,656,142
Small Cap Growth Equity Fund	(972,184)	349,792	622,392
Overseas Fund	11,737	(23,783)	12,046
MM Select T. Rowe Price International Equity Fund	3,791	(938,319)	934,528

The Funds did not have any unrecognized tax benefits at September 30, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

Notes to Financial Statements (Continued)

In December 2022, FASB issued Accounting Standards Update 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”). ASU 2022-06 is an update of ASU 2020-04, which responded to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2022-06 defers the sunset date provision included in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

9. Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and may continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10. Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Overseas Fund, and MassMutual Select T. Rowe Price International Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 21, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing the MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	110

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	110

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021-2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	110

Director (since 2023), President (2021-2023), MML Advisers; Trustee (since 2023), President (2021-2023), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	President Vice President	Since 2023 2021-2023

President (since 2023), Vice President (2021-2023), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; President (since 2023), Vice President (2021-2023), MassMutual Premier Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MassMutual Advantage Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund II (open-end investment company).

110
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

110

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

110
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
S&P 500 Index Fund	100.00%
Equity Opportunities Fund	100.00%
Growth Opportunities Fund	90.93%
Mid Cap Value Fund	55.95%
Small Cap Value Equity Fund	75.09%
Small Company Value Fund	71.15%
Overseas Fund	0.21%
MM Select T. Rowe Price International Equity Fund	0.50%

For the year ended September 30, 2023, the following Fund(s) earned the following foreign sources of income:

Amount
Overseas Fund	$8,657,207
MM Select T. Rowe Price International Equity Fund	43,632,311

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2023.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2023, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any performance periods are to periods ended December 31, 2022, except as otherwise noted. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for the Total Return Bond Fund, Strategic Bond Fund, S&P 500 Index Fund, Blue Chip Growth Fund, Equity Opportunities Fund, Growth Opportunities Fund, Mid Cap Value Fund, Small Company Value Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, Overseas Fund, and MM Select T. Rowe Price International Equity Fund were within the top forty percent of their peer groups. The Diversified Value Fund and Fundamental Value Fund had total net expense ratios below the 50th comparative percentile of their peer groups. All of the foregoing Funds had net advisory fees at or below the medians of their peer groups, except the Fundamental Value Fund, Equity Opportunities Fund, Growth Opportunities Fund, and Small Company Value Fund. As to the Fundamental Value Fund, Growth Opportunities Fund, and Small Company Value Fund, the Committee considered MML Advisers’ statement that their net advisory fees were within a relatively small number of basis points of their peer group medians. As to the Equity Opportunities Fund, the Committee considered MML Advisers’ statements that, although the Fund’s net advisory fee was at the 75th comparative percentile, the Fund’s net total expense ratio was at the 34th comparative percentile, and the Fund had achieved investment performance in the 1st comparative percentile compared to its performance category for the one-year period.

As to the Fundamental Growth Fund and Small Cap Value Equity Fund, the Committee considered MML Advisers’ statement that the position of each Fund’s total net expense ratio at the 90th comparative percentile of its respective peer group is principally a consequence of the Fund’s small size relative to the peer group. The Committee considered that the Fundamental Growth Fund’s net advisory fee was at the 10th comparative percentile of its peer group, fourteen basis points below the peer group median. As to the Small Cap Value Equity Fund, the Committee considered MML Advisers’ statement that the Fund’s net advisory fee, at the 60th comparative percentile of its peer group, is within three basis points of the peer group median.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, in light of the total net expenses of the Funds generally, were consistent with the continuation of the Contracts.

The Committee considered that the Diversified Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Small Cap Growth Equity Fund, and Overseas Fund had achieved three-year investment performance above the medians of their performance categories, or within the top sixty percent of their performance categories.

As to the Fundamental Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, and MM Select T. Rowe Price International Equity Fund, the Committee considered that, although each of the Funds had experienced three-year performance less favorable than the top sixty percent of its performance category, each Fund’s relative performance had improved for the one-year period so as to be within the top sixty percent. In this regard, the Committee considered, among other things, MML Advisers’ statements that the Mid Cap Value Fund had experienced a subadviser change in 2021 which led to improved performance.

As to the Total Return Bond Fund the Committee considered MML Advisers’ statement that the Fund performed at the 61st comparative percentile of its performance category over the three-year period but that the Fund was competitive within its performance category, within 0.15% of the category median. The Committee considered MML Advisers’ statement that it views the Fund’s disciplined and risk-restrained strategy as favorable to producing competitive returns with lower than peer tracking error.

As to the Strategic Bond Fund the Committee considered that the Fund’s three-year performance was at the 87th comparative percentile of its performance category. The Committee noted, however, that the Fund had been restructured to a multi-manager subadvisory arrangement in 2021 and the addition of the new subadviser, Brandywine Global Investment Management, LLC, had resulted in improved performance. The Committee also considered MML Advisers’ statement that the underperformance over the three-year period is primarily attributed to a relatively long duration approach employed by the Fund’s other subadviser, Western Asset Management Company, LLC, in 2022 as interest rates rose.

Other Information (Unaudited) (Continued)

As to the Growth Opportunities Fund, the Committee noted that the Fund was at the 93rd comparative percentile of its performance category over the three-year period. The Committee considered MML Advisers’ statement that the underperformance was a result of weak stock selection, as well as the adverse effect of slowing growth and rising interest rates on a high-growth strategy. The Committee noted that the Fund is currently under heightened review in light of short- and long-term performance and qualitative concerns about business viability.

As to the Blue Chip Growth Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 69th and 82nd comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statements that the Fund’s longer-term performance is competitive, although the Fund’s sector allocations in recent periods have adversely affected the Fund’s performance. The Committee considered that MML Advisers has placed the Fund on heightened review in light of recent underperformance, although MML Advisers has conviction in both of the subadvisers managing the Fund.

The Committee determined on the basis of these factors and on other factors and information considered by the Committee that the Funds’ performance, for the various periods presented, and the level of ongoing review of various underperforming Funds, were generally consistent with the continuation of the Contracts.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2023, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make changes to the existing subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Blue Chip Growth Fund (the “June Amended Subadvisory Agreement”) intended to lower the fees payable under the agreement.

Other Information (Unaudited) (Continued)

In arriving at their decision, the Trustees discussed the fees payable to T. Rowe Price by MML Advisers under the June Amended Subadvisory Agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the June Amended Subadvisory Agreement is not excessive and the subadvisory fee amount under the June Amended Subadvisory Agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the June Amended Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The June Amended Subadvisory Agreement became effective on July 1, 2023.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2023

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2023:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2023.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.34%	$952.50	$1.66	$1,023.40	$1.72
Class R5	1,000	0.44%	951.30	2.15	1,022.90	2.23
Service Class	1,000	0.54%	950.50	2.64	1,022.40	2.74
Administrative Class	1,000	0.64%	951.30	3.13	1,021.90	3.24
Class R4	1,000	0.79%	949.50	3.86	1,021.10	4.00
Class A	1,000	0.89%	949.90	4.35	1,020.60	4.51
Class R3	1,000	1.04%	949.00	5.08	1,019.90	5.27

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.54%	$943.60	$2.63	$1,022.40	$2.74
Class R5	1,000	0.64%	943.70	3.12	1,021.90	3.24
Service Class	1,000	0.77%	942.60	3.75	1,021.20	3.90
Administrative Class	1,000	0.84%	943.60	4.09	1,020.90	4.26
Class R4	1,000	0.99%	942.10	4.82	1,020.10	5.01
Class A	1,000	1.09%	941.40	5.30	1,019.60	5.52
Class R3	1,000	1.24%	940.60	6.03	1,018.90	6.28
Class Y	1,000	0.61%	943.70	2.97	1,022.00	3.09
Diversified Value Fund
Class I	1,000	0.62%	1,006.40	3.12	1,022.00	3.14
Class R5	1,000	0.72%	1,005.50	3.62	1,021.50	3.65
Service Class	1,000	0.81%	1,004.50	4.07	1,021.00	4.10
Administrative Class	1,000	0.91%	1,004.50	4.57	1,020.50	4.61
Class R4	1,000	1.07%	1,003.70	5.37	1,019.70	5.42
Class A	1,000	1.17%	1,003.60	5.88	1,019.20	5.92
Class R3	1,000	1.32%	1,002.80	6.63	1,018.50	6.68
Class Y	1,000	0.71%	1,005.50	3.57	1,021.50	3.60
Fundamental Value Fund
Class I	1,000	0.69%	1,039.10	3.53	1,021.60	3.50
Class R5	1,000	0.78%	1,038.60	3.99	1,021.20	3.95
Service Class	1,000	0.89%	1,037.80	4.55	1,020.60	4.51
Administrative Class	1,000	0.99%	1,037.20	5.06	1,020.10	5.01
Class R4	1,000	1.14%	1,036.60	5.82	1,019.40	5.77
Class A	1,000	1.24%	1,036.80	6.33	1,018.90	6.28
Class R3	1,000	1.39%	1,035.50	7.09	1,018.10	7.03
Class Y	1,000	0.78%	1,037.40	3.98	1,021.20	3.95
S&P 500 Index Fund
Class I	1,000	0.14%	1,051.50	0.72	1,024.40	0.71
Class R5	1,000	0.24%	1,050.40	1.23	1,023.90	1.22
Service Class	1,000	0.39%	1,050.20	2.00	1,023.10	1.98
Administrative Class	1,000	0.49%	1,049.20	2.52	1,022.60	2.48
Class R4	1,000	0.64%	1,048.10	3.29	1,021.90	3.24
Class A	1,000	0.74%	1,048.00	3.80	1,021.40	3.75
Class R3	1,000	0.89%	1,047.00	4.57	1,020.60	4.51
Equity Opportunities Fund
Class I	1,000	0.76%	995.70	3.80	1,021.30	3.85
Class R5	1,000	0.86%	995.10	4.30	1,020.80	4.36
Service Class	1,000	0.96%	995.00	4.80	1,020.30	4.86
Administrative Class	1,000	1.06%	994.20	5.30	1,019.80	5.37
Class R4	1,000	1.21%	993.50	6.05	1,019.00	6.12
Class A	1,000	1.31%	993.00	6.54	1,018.50	6.63
Class R3	1,000	1.45%	992.70	7.24	1,017.80	7.33
Class Y	1,000	0.87%	995.70	4.35	1,020.70	4.41

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class I	$1,000	1.49%	$1,023.10	$7.56	$1,017.60	$7.54
Class R5	1,000	1.59%	1,023.00	8.06	1,017.10	8.04
Service Class	1,000	1.69%	1,021.90	8.57	1,016.60	8.54
Administrative Class	1,000	1.79%	1,020.80	9.07	1,016.10	9.05
Class R4	1,000	1.94%	1,022.70	9.84	1,015.30	9.80
Class A	1,000	2.04%	1,021.70	10.34	1,014.80	10.30
Class R3	1,000	2.19%	1,020.00	11.09	1,014.10	11.06
Class Y	1,000	1.59%	1,023.00	8.06	1,017.10	8.04
Blue Chip Growth Fund
Class I	1,000	0.65%	1,113.00	3.44	1,021.80	3.29
Class R5	1,000	0.75%	1,112.40	3.97	1,021.30	3.80
Service Class	1,000	0.85%	1,111.70	4.50	1,020.80	4.31
Administrative Class	1,000	0.95%	1,110.90	5.03	1,020.30	4.81
Class R4	1,000	1.10%	1,109.90	5.82	1,019.60	5.57
Class A	1,000	1.20%	1,109.50	6.35	1,019.10	6.07
Class R3	1,000	1.35%	1,108.60	7.14	1,018.30	6.83
Class Y	1,000	0.76%	1,111.90	4.02	1,021.30	3.85
Growth Opportunities Fund
Class I	1,000	0.87%	1,070.20	4.52	1,020.70	4.41
Class R5	1,000	0.98%	1,068.80	5.08	1,020.20	4.96
Service Class	1,000	1.07%	1,071.80	5.56	1,019.70	5.42
Administrative Class	1,000	1.16%	1,069.40	6.02	1,019.30	5.87
Class R4	1,000	1.31%	1,068.70	6.79	1,018.50	6.63
Class A	1,000	1.41%	1,067.70	7.31	1,018.00	7.13
Class R3	1,000	1.56%	1,069.40	8.09	1,017.20	7.89
Class Y	1,000	0.94%	1,071.10	4.88	1,020.40	4.76
Mid Cap Value Fund
Class I	1,000	0.61%	982.50	3.03	1,022.00	3.09
Class R5	1,000	0.71%	981.90	3.53	1,021.50	3.60
Service Class	1,000	0.81%	981.70	4.02	1,021.00	4.10
Administrative Class	1,000	0.91%	981.30	4.52	1,020.50	4.61
Class R4	1,000	1.06%	980.60	5.26	1,019.80	5.37
Class A	1,000	1.16%	980.90	5.76	1,019.30	5.87
Class R3	1,000	1.31%	979.60	6.50	1,018.50	6.63
Class Y	1,000	0.71%	981.90	3.53	1,021.50	3.60
Small Cap Value Equity Fund
Class I	1,000	1.28%	1,015.00	6.47	1,018.70	6.48
Class R5	1,000	1.38%	1,013.80	6.97	1,018.10	6.98
Service Class	1,000	1.48%	1,013.70	7.47	1,017.60	7.49
Administrative Class	1,000	1.58%	1,011.60	7.97	1,017.10	7.99
Class R4	1,000	1.73%	1,012.20	8.73	1,016.40	8.74
Class A	1,000	1.83%	1,010.90	9.23	1,015.90	9.25
Class R3	1,000	1.98%	1,010.00	9.98	1,015.10	10.00
Class Y	1,000	1.37%	1,013.80	6.92	1,018.20	6.93

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Company Value Fund
Class I	$1,000	0.86%	$970.80	$4.25	$1,020.80	$4.36
Class R5	1,000	0.96%	970.00	4.74	1,020.30	4.86
Service Class	1,000	1.06%	968.60	5.23	1,019.80	5.37
Administrative Class	1,000	1.16%	968.80	5.73	1,019.30	5.87
Class R4	1,000	1.31%	968.60	6.46	1,018.50	6.63
Class A	1,000	1.41%	966.80	6.95	1,018.00	7.13
Class R3	1,000	1.56%	966.30	7.69	1,017.20	7.89
Class Y	1,000	0.96%	970.00	4.74	1,020.30	4.86
Mid Cap Growth Fund
Class I	1,000	0.69%	998.40	3.46	1,021.60	3.50
Class R5	1,000	0.79%	998.40	3.96	1,021.10	4.00
Service Class	1,000	0.89%	997.70	4.46	1,020.60	4.51
Administrative Class	1,000	0.99%	997.50	4.96	1,020.10	5.01
Class R4	1,000	1.14%	996.40	5.71	1,019.40	5.77
Class A	1,000	1.24%	996.30	6.21	1,018.90	6.28
Class R3	1,000	1.39%	994.80	6.95	1,018.10	7.03
Class Y	1,000	0.79%	998.40	3.96	1,021.10	4.00
Small Cap Growth Equity Fund
Class I	1,000	0.86%	997.70	4.31	1,020.80	4.36
Class R5	1,000	0.96%	996.90	4.81	1,020.30	4.86
Service Class	1,000	1.06%	996.50	5.31	1,019.80	5.37
Administrative Class	1,000	1.16%	996.00	5.80	1,019.30	5.87
Class R4	1,000	1.31%	996.20	6.56	1,018.50	6.63
Class A	1,000	1.41%	994.90	7.05	1,018.00	7.13
Class R3	1,000	1.56%	992.90	7.79	1,017.20	7.89
Class Y	1,000	0.97%	997.60	4.86	1,020.20	4.91
Overseas Fund
Class I	1,000	0.79%	959.40	3.88	1,021.10	4.00
Class R5	1,000	0.89%	959.60	4.37	1,020.60	4.51
Service Class	1,000	0.99%	959.30	4.86	1,020.10	5.01
Administrative Class	1,000	1.09%	958.60	5.35	1,019.60	5.52
Class R4	1,000	1.24%	958.60	6.09	1,018.90	6.28
Class A	1,000	1.34%	957.50	6.58	1,018.40	6.78
Class R3	1,000	1.49%	956.70	7.31	1,017.60	7.54
Class Y	1,000	0.89%	959.60	4.37	1,020.60	4.51
MM Select T. Rowe Price International Equity Fund
Class I	1,000	0.00%	985.20	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2023, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.	MM202410-307190

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2023

Global markets continue to reward retirement investors

During the fiscal year ended September 30, 2023, U.S. stocks were up over 21%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by nearly 3% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, strong suggestions of a generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market highlights

●

For the reporting period from October 1, 2022 through September 30, 2023, U.S. stocks were up over 21%, in a market environment where economic activity remained strong, despite the Fed continuing to raise interest rates in an effort to combat high inflation.

●	In the fourth quarter of 2022, investors experienced a stock market rally, as fears generally lessened regarding high inflation, high interest rates, high energy prices, and a global recession.

●

The first quarter of 2023 was a continuation of the prior quarter, aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

●

In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

●

The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

●	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.

●	U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive Fed interest rate hikes aimed at reducing demand-driven inflationary pressures.

Market environment

For the fiscal year beginning on October 1, 2022, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500 Index® (“S&P 500”)1 entering bull market territory after rising more than 20% from its previous highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 19.4% in the period,2 aided by lower inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 5.8% year-over-year.3

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 August 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, October 5, 2023.

3 August 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 5, 2023.

1

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad-market S&P 500 rose 21.62% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 26.11% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 was up 19.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 35% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.02% over the period, hurt by the sharp rise in interest rates that made the stock dividend yields less attractive. The real estate sector also ended the period in the red, declining 1.84%.

Developed international markets, as measured by the MSCI EAFE® Index,6 outperformed their domestic peers, ending the fiscal year up 25.65%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 11.70% for the period. Investors shifted back into developed international and emerging-market stocks during the period in response to lower-than-expected energy costs, a more resilient consumer, and stronger-than-expected economic activity.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from 3.83% on October 1, 2022 to close the period at 4.59%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 0.64%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with a 3.65% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 10.28%.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

Review and maintain your strategy

At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

Underwriter: MML Distributors, LLC (MMLD), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

3

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Target Allocation Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) Target Allocation Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are the MM 20/80 Allocation Fund, MM 40/60 Allocation Fund, MM 60/40 Allocation Fund, and MM 80/20 Allocation Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. The Funds are advised by MML Investment Advisers, LLC (MML Advisers). Underlying Funds will include a combination of MassMutual Funds advised by MML Advisers, and may also include other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

●	MM 20/80 Allocation Fund: The Fund typically invests approximately 20% of its assets in equity and similar funds and approximately 80% in fixed income funds, including money market funds.

●	MM 40/60 Allocation Fund: The Fund typically invests approximately 40% of its assets in equity and similar funds and approximately 60% in fixed income funds, including money market funds.

●	MM 60/40 Allocation Fund: The Fund typically invests approximately 60% of its assets in equity and similar funds and approximately 40% in fixed income funds, including money market funds.

●	MM 80/20 Allocation Fund: The Fund typically invests approximately 80% of its assets in equity and similar funds and approximately 20% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2023?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS); and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM 20/80 Allocation Fund	4.66%	11.23%	0.64%*	21.62%
MM 40/60 Allocation Fund	8.10%	11.23%	0.64%	21.62%*
MM 60/40 Allocation Fund	11.82%	11.23%	0.64%	21.62%*
MM 80/20 Allocation Fund	15.58%	11.23%	0.64%	21.62%*

*	Benchmark return

For the year ended September 30, 2023, all of the Funds in the MM Target Allocation Series outperformed the Bloomberg U.S. Aggregate Bond Index. The MM 20/80 Allocation Fund and MM 40/60 Allocation Fund underperformed the Lipper Balanced Fund Index, whereas the other two Funds outperformed. Finally, all of the Funds underperformed the S&P 500 Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

4

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser discussion of factors that contributed to the Funds’ performance

For the fiscal year ending September 30, 2023, global stock investors experienced significant gains. U.S. stock prices rose sharply in the period in response, with the S&P 500 Index entering bull market territory after rising more than 20% from its previous highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation. U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve that were aimed at reducing demand-driven inflationary pressures. As a result, each Fund’s particular allocation to equities versus fixed income was a large performance driver. Allocations within markets also made a difference to the Funds’ returns during the period, as international developed-market equities outperformed U.S. equities, developed-market equities outperformed emerging-market equities, and U.S. large-cap equities outperformed U.S. small-cap equities. U.S. growth equities outperformed U.S. value equities, and shorter-duration bonds outperformed longer-duration bonds. Duration is a measure of a fixed income investments sensitivity to interest rates. The longer the duration, the greater the price impact on a Fund when interest rates rise or fall.

Throughout the fiscal year, the Funds maintained a neutral position relative to overall risk, which had little impact on performance. Each Fund’s underweight allocation to commodities and its allocation to international bonds contributed, while positions in long-duration bonds and U.S. small- and mid-cap equities detracted from results. An underweight position in emerging-market equities contributed to each Fund’s performance.

Those Series Funds with higher equity allocations – such as the MM 80/20 Allocation and MM 60/40 Allocation Funds – outperformed their counterparts with higher fixed income allocations, such as the MM 40/60 Allocation and MM 20/80 Allocation Funds.

Manager selection of Underlying Funds detracted from overall performance in the 12-month period ending September 30, 2023. Weak performance by the MassMutual Equity Opportunities, MassMutual International Equity, MassMutual Total Return Bond, and MassMutual Strategic Bond Funds were significant drivers of underperformance. On the other hand, strong performance by the MassMutual Fundamental Value, MM Equity Asset, MassMutual Blue Chip Growth, and MassMutual Overseas Funds contributed to returns. There were no changes to the Underlying Funds during the fiscal year.

Investment adviser outlook

After the strong stock market rally for the fiscal year ending September 30, 2023, MML Advisers views the stock markets as extended and valuations high, relative to market history. While MML Advisers believes that the prospects of positive economic and corporate earnings growth forecasts support a bull case, Fund management needs more clarity on inflation persistency, labor costs, the economic impact of monetary policy tightening, a possible government shutdown, and the health of the banking system for the Funds’ allocations to equities to increase. Against this backdrop, Fund management believes that diversification across global assets could be a sensible approach to a potentially bumpy ride in the coming fiscal year. Looking ahead, Fund management will closely monitor how trends unfold as they manage the positioning of each Fund within the Series.

5

MassMutual Target Allocation Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual 20/80 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	79.6%
Equity Funds	20.4%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual 40/60 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	59.7%
Equity Funds	40.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 60/40 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	60.4%
Fixed Income Funds	39.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual 80/20 Allocation Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	80.5%
Fixed Income Funds	19.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

6

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM by JPMorgan (target date) Series, and who are the Series’ investment adviser and subadviser?

The MassMutual (“MM”) RetireSMART by JPMorgan (target date) Series (the “Series”) comprises 11 Funds – each of which has a “fund of funds” structure.

The 11 Funds are MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, and MM RetireSMART by JPMorgan 2065.

●	MM RetireSMART by JPMorgan In Retirement Fund seeks current income and some capital appreciation.

●

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060/2065 Funds each seeks total return through the Fund’s asset allocation, which is designed to become more conservative over time. As each Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors who retired on or plan to retire around the year specified in the Fund’s name (the target retirement year) and plan to or then withdraw their investment in the Fund over time throughout retirement (or designed for investors who are retired or expect to retire soon for the MM RetireSMART by JPMorgan In Retirement Fund). Each Fund is advised by MML Investment Advisers, LLC (MML Advisers) and subadvised by J.P. Morgan Investment Management Inc. (J.P. Morgan). J.P. Morgan has responsibility for determining each Fund’s strategic asset allocation (its “glide path” for each Fund with a target retirement year in its name) and tactical asset allocation (adjusting the Fund’s specific exposures in response to changes in market conditions). MML Advisers has overall responsibility for each Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds.

Each Fund with a specified target retirement year in its name seeks to help investors save for retirement and then, after reaching the target retirement year, withdraw a portion of their investment in the Fund each year until 35 years after the target retirement year, the target maturity year. Each Fund assumes a person will be at or around age 65 at the target retirement year.

Underlying Funds will include a combination of MassMutual Funds advised by MML Advisers and J.P. Morgan Funds advised by J.P. Morgan or its affiliates, and may also include other, non-affiliated mutual funds. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Funds will typically invest 80% or more of their assets in mutual funds advised by MML Advisers, J.P. Morgan, or affiliates of J.P. Morgan, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates. Non-affiliated Underlying Funds in which the Funds may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

●

MM RetireSMART by JPMorgan In Retirement Fund: The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds.

●

MM RetireSMART by JPMorgan 2020/2025/2030/2035/2040/2045/2050/2055/2060/2065 Funds: Each Fund’s asset allocation strategy is designed with two main goals in mind: promoting asset accumulation prior to retirement, during the Fund’s “Savings Phase,” and supporting investors withdrawing their investments in the Fund throughout retirement, during the Fund’s “Spending Phase.” As a result, the Fund’s asset allocation strategy will change over time, generally becoming more conservative as it approaches the target retirement year and then remaining relatively stable afterwards. The asset

7

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

allocation strategy during the Savings Phase will generally start with a greater emphasis on equity investments and gradually shift to more emphasis on fixed income investments. During the Spending Phase, a Fund will generally have a greater emphasis on fixed income investments.

How did each Fund perform during the 12 months ended September 30, 2023?*

The return of a representative class of each Fund is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2023, with the exception of MM RetireSMART by JPMorgan In Retirement Fund, each of the Funds underperformed its respective S&P Target Date Index.

	Fund’s Service Class Shares Return	S&P Target Date Index** Return
MM RetireSMART by JPMorgan In Retirement Fund	7.70%	7.38%
MM RetireSMART by JPMorgan 2020 Fund	7.79%	9.96%
MM RetireSMART by JPMorgan 2025 Fund	9.89%	10.97%
MM RetireSMART by JPMorgan 2030 Fund	11.95%	12.96%
MM RetireSMART by JPMorgan 2035 Fund	14.33%	15.18%
MM RetireSMART by JPMorgan 2040 Fund	16.38%	17.06%
MM RetireSMART by JPMorgan 2045 Fund	17.67%	18.32%
MM RetireSMART by JPMorgan 2050 Fund	18.04%	18.84%
MM RetireSMART by JPMorgan 2055 Fund	18.06%	18.97%

	Fund’s Class I Shares Return	S&P Target Date Index** Return
MM RetireSMART by JPMorgan 2060 Fund	18.13%	19.09%
MM RetireSMART by JPMorgan 2065 Fund	- 0.70%*	1.14%*

*	For the MM RetireSMART by JPMorgan 2065 Fund, performance shown for both the Fund and its benchmark is from the Fund’s inception date of February 1, 2023 through September 30, 2023.

**

The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART by JPMorgan In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART by JPMorgan 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART by JPMorgan 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART by JPMorgan 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART by JPMorgan 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART by JPMorgan 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART by JPMorgan 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART by JPMorgan 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART by JPMorgan 2055 Fund: S&P Target Date 2055 Index; MM RetireSMART by JPMorgan 2060 Fund: S&P Target Date 2060 Index; and MM RetireSMART by JPMorgan 2065 Fund: S&P Target Date 2065+ Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Discussion of factors that contributed to the Funds’ performance

At the end of calendar year 2022, the Funds held a diversified underweight to risk assets, driven by surging inflation, heightened geopolitical risk, and aggressive monetary tightening. The Fund management team expressed the underweights by reducing the Funds’ exposure to U.S. large-cap, international equities, and U.S. high yield. Markets ended calendar year 2022 with many major asset classes across equities and fixed income in positive territory after three consecutive quarters of negative returns.

8

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Entering calendar year 2023, the Funds continued to hold a diversified underweight to risk assets, due to heightened market volatility from geopolitical tensions and the path of interest rates. At this time, the global economy was grappling with the general easing of COVID-era restrictions and higher inflation than in recent history. In the U.S., corporate earnings and consumer spending held up better than expected during the first quarter of 2023. Outside the U.S., international developed equities outperformed U.S. large-cap equities over the quarter as the eurozone economies continued to prove more resilient than expected.

Fund management began the second quarter of 2023 with a cautious outlook and continued with the Funds’ underweight to risk assets, which was supported, in Fund management’s view, by stresses in the banking sector and an increased probability of recession. At this time, Fund management believed that growth risks appeared to be the greatest in the U.S. In Fund management’s observation, in Europe, lower energy prices and fiscal tailwinds suggested some resilience and a reopened Chinese economy was expected to benefit from pent-up demand and excess savings. However, the second quarter surprised, with resilient growth in the U.S., containment of regional bank stresses, and an 8% rally in the S&P 500® Index, as the artificial intelligence theme took hold. Across the world, growth and policy differences began to emerge, as Europe navigated a mild technical recession with minor effects on financial markets and Chinese growth generally disappointed.

The Funds began the third quarter with moderately underweight allocations to risk assets, with a cautious outlook supported by Fund management’s expectation of sub-trend growth. With a potentially lower risk of recession over the next two to three quarters, Fund management still observed an inverted yield curve, tight credit conditions, and a risk of inflation reacceleration, keeping risk of an economic contraction within the realm of possibilities. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Consequently, Fund management maintained the Funds’ underweight allocations across risk assets during the third quarter of 2023.

The strategic asset allocation (glide path) added value during the fiscal year. Relative to the S&P Target Date Indexes, having more U.S. large-cap equity proved additive. In fixed income, diversification into credit also added value, as U.S. high yield and emerging-market debt outperformed core bonds. On the other hand, holding more U.S. small-cap and emerging-market equity detracted value.

Active asset allocation detracted over the past fiscal year. As Fund management assessed the path of rates, risk of recession, and probability of sub-trend growth, the team maintained a risk-off positioning over the past fiscal year via a diversified underweight to risk assets. This positioning detracted, as risk assets delivered positive returns over the fiscal year, despite the general uncertainty and muted outlook.

Outlook

Through September 30, 2023, markets remained resilient, with, in Fund management’s observation, better-than-expected economic growth and corporate profits, and milder negative repercussions from credit tightening resulting in strong gains in U.S. equity markets. Recent economic data has demonstrated the strength of the U.S. consumer and labor markets. Fund management expects central banks to hold off on further tightening at this time. Heading into fiscal year 2024, although Fund management’s probability forecast for recession has decreased, they do not foresee any significant changes to Fund positioning. They will continue to monitor the impact from higher energy prices, depleted pandemic savings, and the lagged effects of monetary policy. As long-term multi-asset investors, Fund management generally prefers to maintain their measured underweight to risk assets, given their expectation of ongoing uncertainty.

9

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	63.9%
Equity Funds	36.3%
Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2020 Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	63.9%
Equity Funds	36.3%
Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2025 Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	55.0%
Equity Funds	45.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2030 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	58.1%
Fixed Income Funds	42.0%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2035 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	70.7%
Fixed Income Funds	29.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2040 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	80.7%
Fixed Income Funds	19.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2045 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	88.6%
Fixed Income Funds	11.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2050 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	91.4%
Fixed Income Funds	8.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

10

MassMutual RetireSMARTSM by JPMorgan (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART by JPMorgan 2055 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	91.4%
Fixed Income Funds	8.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2060 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	91.6%
Fixed Income Funds	8.7%
Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%
Net Assets	100.0%

MassMutual RetireSMART by JPMorgan 2065 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	95.5%
Fixed Income Funds	9.1%
Total Long-Term Investments	104.6%
Other Assets & Liabilities	(4.6)%
Net Assets	100.0%

11

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Fund is a “fund of funds” that pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral” allocations, which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 8.67%, outperforming the 7.38% return of the S&P Target Date Retirement Income Index (the “benchmark”), which provides varying levels of exposure to equities and fixed income.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s total allocation to equities, bonds, and cash, was a key contributor to the Fund’s relative results. The Fund had more equity exposure relative to the benchmark, and outperformed in a market environment where equities outpaced bonds and cash. Conversely, the Fund’s structural composition was a detractor from relative results, due in part to its larger relative allocation to domestic equities, which trailed international equities for the reporting period.

Security selection within the underlying allocation to the dynamic global bond strategy weighed on relative performance for the reporting period. The U.S. large-cap value allocation also trailed its style-specific benchmark, which weighed on results. Conversely, the U.S. mid-cap value allocation outpaced its benchmark and added value for the period.

Subadviser outlook

T. Rowe Price notes that global markets generally declined during the third quarter of 2023, despite a few pockets of positive returns. Economic growth was mixed across regions as inflationary pressures and central bank policies began to diverge. During the reporting period, in T. Rowe Price’s view, the U.S. and Japanese economies proved more resilient, although there has been some evidence of cooling in the U.S. Conversely, as of the end of the reporting period, European and Chinese economies were showing signs of weakness in Fund management’s view. Growth in China has been hampered by the decelerating pace of economic activity and continued housing market stress.

Fund management believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the U.S. Federal Reserve was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

12

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement Balanced Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	60.6%
Equity Funds	39.4%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

13

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual Select T. Rowe Price Retirement (target date) Series, and who is the Series’ subadviser?

The MassMutual (“MM”) Select T. Rowe Price (target-date) Series (the “Series”) comprises 13 Funds – each of which has a “fund of funds” structure. The 13 Funds are MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, MM Select T. Rowe Price Retirement 2060 Fund, and MM Select T. Rowe Price Retirement 2065 Fund. All Funds in the Series seek the highest total return over time consistent with an emphasis on both capital growth and income. Each Fund pursues its investment objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). Each Fund’s allocation among Underlying Funds will change over time in relation to its target retirement date. Each Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). The Underlying Funds in which each Fund invests are predominantly either advised or subadvised by T. Rowe Price.

Each Fund is managed based on the specific retirement year (e.g., target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired or would plan to retire and likely stopped or would stop making new investments in the Fund. Each Fund is primarily designed for an investor who retired or anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time, reaching approximately 55% allocation to stocks at the target date and continuing to decline until approximately 30 years after its target date, when its allocation to stocks and bonds will remain unchanged.

How did each Fund perform during the 12 months ended September 30, 2023?*

The return of each Fund’s Class I shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For the year ended September 30, 2023, with the exception of the MM Select T. Rowe Price Retirement 2060 Fund and MM Select T. Rowe Price Retirement 2065 Fund, each of the Funds outperformed its respective S&P Target Date Index.

	Fund’s Class I Shares Return	S&P Target Date Index** Return
MM Select T. Rowe Price Retirement 2005 Fund	9.22%	7.38%
MM Select T. Rowe Price Retirement 2010 Fund	9.77%	8.30%
MM Select T. Rowe Price Retirement 2015 Fund	10.31%	8.81%
MM Select T. Rowe Price Retirement 2020 Fund	11.03%	9.96%
MM Select T. Rowe Price Retirement 2025 Fund	12.13%	10.97%
MM Select T. Rowe Price Retirement 2030 Fund	13.89%	12.96%
MM Select T. Rowe Price Retirement 2035 Fund	15.94%	15.18%
MM Select T. Rowe Price Retirement 2040 Fund	17.73%	17.06%
MM Select T. Rowe Price Retirement 2045 Fund	18.67%	18.32%
MM Select T. Rowe Price Retirement 2050 Fund	19.09%	18.84%
MM Select T. Rowe Price Retirement 2055 Fund	19.10%	18.97%
MM Select T. Rowe Price Retirement 2060 Fund	19.03%	19.09%
MM Select T. Rowe Price Retirement 2065 Fund	0.90%*	1.14%*

*	For MM Select T. Rowe Price Retirement 2065 Fund, performance shown for both the Fund and its benchmark is from the Fund’s inception date of February 1, 2023 through September 30, 2023.

**

The S&P Target Date Index for each Fund in the Series is as follows: MM Select T. Rowe Price Retirement 2005 Fund: S&P Target Date Retirement Income Index; MM Select T. Rowe Price Retirement 2010 Fund: S&P Target Date 2010 Index; MM Select T. Rowe Price Retirement 2015 Fund: S&P Target Date 2015 Index; MM Select T. Rowe Price Retirement 2020 Fund: S&P Target Date 2020 Index; MM Select T. Rowe Price Retirement 2025 Fund: S&P Target Date 2025 Index; MM Select T. Rowe Price Retirement 2030 Fund: S&P Target Date 2030 Index; MM Select T. Rowe Price Retirement 2035 Fund: S&P Target Date 2035 Index; MM Select T.

14

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Rowe Price Retirement 2040 Fund: S&P Target Date 2040 Index; MM Select T. Rowe Price Retirement 2045 Fund: S&P Target Date 2045 Index; MM Select T. Rowe Price Retirement 2050 Fund: S&P Target Date 2050 Index; MM Select T. Rowe Price Retirement 2055 Fund: S&P Target Date 2055 Index; MM Select T. Rowe Price Retirement 2060 Fund: S&P Target Date 2060 Index; and MM Select T. Rowe Price Retirement 2065 Fund: S&P Target Date 2065+ Index.

S&P Target Date® Index Series:

The S&P Target Date Index Series consists of 13 multi-asset class indexes: the S&P Target Date Retirement Income Index and 12 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Funds’ performance

For the fiscal year ended September 30, 2023, glide path effect, defined as total allocation to equities, bonds, and cash, was a key contributor to relative results across most of the Funds. The Series held more equity exposure relative to the S&P Target Date Indexes and outperformed in a market environment where equities outpaced bonds and cash.

Conversely, with respect to the longer-dated Funds, the Funds’ structural composition was a detractor from relative results. This impact was due in part to such Funds’ larger relative allocation to domestic equities, which trailed international equities for the reporting period.

Security selection within the underlying allocation to the dynamic global bond strategy weighed on relative performance, particularly among those Funds structured for investors in or near retirement. The U.S. large-cap value allocation also trailed its style-specific benchmark, which generally weighed on results for the Funds. Conversely, the U.S. mid-cap value allocation outpaced its benchmark and generally added value for the Funds for the period.

Subadviser outlook

T. Rowe Price notes that global markets generally declined during the third quarter of 2023, despite a few pockets of positive returns. Economic growth was mixed across regions as inflationary pressures and central bank policies began to diverge. During the reporting period, in T. Rowe Price’s view, the U.S. and Japanese economies proved more resilient, although there has been some evidence of cooling in the U.S. Conversely, as of the end of the reporting period, European and Chinese economies were showing signs of weakness in Fund management’s view. Growth in China has been hampered by the decelerating pace of economic activity and continued housing market stress.

Fund management believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the U.S. Federal Reserve was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

15

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2005 Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	58.1%
Equity Funds	41.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	0.0%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2010 Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	54.5%
Equity Funds	45.5%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2015 Fund Asset Allocation (% of Net Assets) on 9/30/23
Fixed Income Funds	51.5%
Equity Funds	48.5%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2020 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	51.8%
Fixed Income Funds	48.2%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2025 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	57.8%
Fixed Income Funds	42.2%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2030 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	68.4%
Fixed Income Funds	31.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2035 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	79.6%
Fixed Income Funds	20.4%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2040 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	89.0%
Fixed Income Funds	11.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

16

MassMutual Select T. Rowe Price Retirement (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Retirement 2045 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	94.9%
Fixed Income Funds	5.1%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2050 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	96.6%
Fixed Income Funds	3.5%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2055 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	97.1%
Fixed Income Funds	2.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2060 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	97.1%
Fixed Income Funds	2.9%
Total Long-Term Investments	100.0%
Other Assets & Liabilities	(0.0)%
Net Assets	100.0%

MassMutual Select T. Rowe Price Retirement 2065 Fund Asset Allocation (% of Net Assets) on 9/30/23
Equity Funds	96.7%
Fixed Income Funds	2.8%
Total Long-Term Investments	99.5%
Other Assets & Liabilities	0.5%
Net Assets	100.0%

17

MassMutual 20/80 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	4.70%	1.89%		2.64%
Class R5	06/20/2011	4.66%	1.79%	2.79%
Service Class	06/20/2011	4.49%	1.68%	2.69%
Administrative Class	06/20/2011	4.35%	1.58%	2.60%
Class R4	04/01/2014	4.32%	1.43%		2.18%
Class A	06/20/2011	4.05%	1.31%	2.32%
Class A (sales load deducted)*	06/20/2011	-1.67%	0.17%	1.75%
Class R3	04/01/2014	3.90%	1.17%		1.92%
Class Y	02/01/2023					-4.04%
Bloomberg U.S. Aggregate Bond Index#		0.64%	0.10%	1.13%	1.00%	-4.15%
S&P 500 Index		21.62%	9.92%	11.91%	11.28%	6.38%
Lipper Balanced Fund Index		11.23%	4.88%	6.08%	6.02%	2.91%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

18

MassMutual 40/60 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	8.25%	3.35%		4.22%
Class R5	06/20/2011	8.10%	3.27%	4.52%
Service Class	06/20/2011	7.95%	3.15%	4.41%
Administrative Class	06/20/2011	7.94%	3.07%	4.32%
Class R4	04/01/2014	7.66%	2.91%		3.75%
Class A	06/20/2011	7.63%	2.79%	4.05%
Class A (sales load deducted)*	06/20/2011	1.71%	1.63%	3.46%
Class R3	04/01/2014	7.56%	2.64%		3.50%
Class Y	02/01/2023					-2.96%
S&P 500 Index#		21.62%	9.92%	11.91%	11.28%	6.38%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%
Lipper Balanced Fund Index		11.23%	4.88%	6.08%	6.02%	2.91%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

19

MassMutual 60/40 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	11.99%	4.86%		5.66%
Class R5	06/20/2011	11.82%	4.74%	6.06%
Service Class	06/20/2011	11.68%	4.62%	5.96%
Administrative Class	06/20/2011	11.54%	4.55%	5.87%
Class R4	04/01/2014	11.35%	4.38%		5.19%
Class A	06/20/2011	11.27%	4.28%	5.59%
Class A (sales load deducted)*	06/20/2011	5.15%	3.10%	5.00%
Class R3	04/01/2014	11.17%	4.12%		4.93%
Class Y	02/01/2023					-1.84%
S&P 500 Index#		21.62%	9.92%	11.91%	11.28%	6.38%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%
Lipper Balanced Fund Index		11.23%	4.88%	6.08%	6.02%	2.91%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

20

MassMutual 80/20 Allocation Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - CLASS R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 02/01/2023
Class I	04/01/2014	15.65%	5.78%		6.45%
Class R5	06/20/2011	15.58%	5.69%	6.91%
Service Class	06/20/2011	15.50%	5.56%	6.80%
Administrative Class	06/20/2011	15.33%	5.45%	6.69%
Class R4	04/01/2014	15.06%	5.28%		5.96%
Class A	06/20/2011	14.99%	5.19%	6.43%
Class A (sales load deducted)*	06/20/2011	8.67%	4.01%	5.83%
Class R3	04/01/2014	14.92%	5.04%		5.71%
Class Y	02/01/2023					-0.77%
S&P 500 Index#		21.62%	9.92%	11.91%	11.28%	6.38%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	1.13%	1.00%	-4.15%
Lipper Balanced Fund Index		11.23%	4.88%	6.08%	6.02%	2.91%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	8.01%	2.68%		3.11%
Class R5	04/01/2014	7.86%	2.59%		3.00%
Service Class	12/31/2003	7.70%	2.48%	3.15%
Administrative Class	12/31/2003	7.72%	2.38%	3.06%
Class R4	04/01/2014	7.45%	2.21%		2.65%
Class A	12/31/2003	7.42%	2.11%	2.78%
Class A (sales load deducted)*	12/31/2003	1.51%	0.96%	2.20%
Class R3	12/31/2003	7.20%	1.96%	2.63%
S&P Target Date Retirement Income Index		7.38%	2.59%	3.48%	3.29%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

22

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	7.96%	2.77%		3.85%
Class R5	04/01/2014	7.95%	2.69%		3.75%
Service Class	12/31/2003	7.79%	2.57%	4.13%
Administrative Class	12/31/2003	7.65%	2.46%	4.02%
Class R4	04/01/2014	7.52%	2.33%		3.39%
Class A	12/31/2003	7.49%	2.21%	3.76%
Class A (sales load deducted)*	12/31/2003	1.58%	1.06%	3.18%
Class R3	12/31/2003	7.27%	2.07%	3.60%
S&P Target Date 2020 Index		9.96%	3.44%	4.95%	4.59%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

23

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	10.11%	3.57%		4.62%
Class R5	04/01/2014	10.07%	3.48%		4.53%
Service Class	04/01/2010	9.89%	3.36%	4.93%
Administrative Class	04/01/2010	9.76%	3.27%	4.83%
Class R4	04/01/2014	9.64%	3.11%		4.15%
Class A	04/01/2010	9.42%	3.00%	4.56%
Class A (sales load deducted)*	04/01/2010	3.40%	1.84%	3.97%
Class R3	04/01/2014	9.24%	2.83%		3.89%
S&P Target Date 2025 Index		10.97%	4.02%	5.56%	5.17%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	12.20%	4.17%		5.15%
Class R5	04/01/2014	12.04%	4.04%		5.02%
Service Class	12/31/2003	11.95%	3.95%	5.47%
Administrative Class	12/31/2003	11.82%	3.84%	5.35%
Class R4	04/01/2014	11.67%	3.68%		4.66%
Class A	12/31/2003	11.57%	3.59%	5.09%
Class A (sales load deducted)*	12/31/2003	5.43%	2.42%	4.49%
Class R3	12/31/2003	11.44%	3.42%	4.93%
S&P Target Date 2030 Index		12.96%	4.51%	6.14%	5.72%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

25

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	14.51%	4.73%		5.59%
Class R5	04/01/2014	14.50%	4.64%		5.49%
Service Class	04/01/2010	14.33%	4.54%	5.92%
Administrative Class	04/01/2010	14.27%	4.43%	5.82%
Class R4	04/01/2014	14.03%	4.28%		5.13%
Class A	04/01/2010	13.95%	4.18%	5.55%
Class A (sales load deducted)*	04/01/2010	7.68%	3.01%	4.95%
Class R3	04/01/2014	13.73%	4.00%		4.85%
S&P Target Date 2035 Index		15.18%	5.07%	6.72%	6.28%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

26

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	16.58%	5.30%		5.95%
Class R5	04/01/2014	16.46%	5.20%		5.86%
Service Class	12/31/2003	16.38%	5.10%	6.27%
Administrative Class	12/31/2003	16.32%	5.00%	6.17%
Class R4	04/01/2014	16.17%	4.84%		5.49%
Class A	12/31/2003	15.94%	4.73%	5.89%
Class A (sales load deducted)*	12/31/2003	9.56%	3.55%	5.30%
Class R3	12/31/2003	15.74%	4.56%	5.72%
S&P Target Date 2040 Index		17.06%	5.53%	7.15%	6.70%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	17.83%	5.79%		6.28%
Class R5	04/01/2014	17.73%	5.69%		6.18%
Service Class	04/01/2010	17.67%	5.57%	6.62%
Administrative Class	04/01/2010	17.65%	5.48%	6.52%
Class R4	04/01/2014	17.45%	5.33%		5.80%
Class A	04/01/2010	17.24%	5.22%	6.25%
Class A (sales load deducted)*	04/01/2010	10.79%	4.04%	5.65%
Class R3	04/01/2014	17.17%	5.06%		5.55%
S&P Target Date 2045 Index		18.32%	5.81%	7.41%	6.96%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

28

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	18.10%	5.79%		6.41%
Class R5	04/01/2014	18.01%	5.70%		6.31%
Service Class	12/17/2007	18.04%	5.62%	6.77%
Administrative Class	12/17/2007	17.72%	5.47%	6.64%
Class R4	04/01/2014	17.71%	5.33%		5.95%
Class A	12/17/2007	17.59%	5.25%	6.40%
Class A (sales load deducted)*	12/17/2007	11.12%	4.07%	5.80%
Class R3	12/17/2007	17.30%	5.06%	6.21%
S&P Target Date 2050 Index		18.84%	5.93%	7.60%	7.12%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

29

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	18.12%	5.82%		6.45%
Class R5	04/01/2014	18.12%	5.73%		6.34%
Service Class	09/17/2013	18.06%	5.63%	6.81%
Administrative Class	09/17/2013	17.96%	5.52%	6.70%
Class R4	04/01/2014	17.65%	5.36%		5.98%
Class A	09/17/2013	17.52%	5.26%	6.43%
Class A (sales load deducted)*	09/17/2013	11.06%	4.07%	5.83%
Class R3	04/01/2014	17.45%	5.10%		5.72%
S&P Target Date 2055 Index		18.97%	5.98%	7.68%	7.19%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

30

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 11/23/2015
Class I	11/23/2015	18.13%	5.80%	7.49%
Class R5	11/23/2015	18.11%	5.69%	7.38%
Service Class	11/23/2015	17.99%	5.59%	7.28%
Administrative Class	11/23/2015	17.92%	5.48%	7.17%
Class R4	11/23/2015	17.60%	5.32%	7.01%
Class A	11/23/2015	17.50%	5.19%	6.89%
Class A (sales load deducted)*	11/23/2015	11.04%	4.01%	6.12%
Class R3	11/23/2015	17.38%	5.09%	6.75%
S&P Target Date 2060 Index		19.09%	6.00%	7.92%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

31

MassMutual RetireSMARTSM by JPMorgan 2065 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	Since Inception 02/01/2023
Class I	02/01/2023	-0.70%
Class R5	02/01/2023	-0.70%
Service Class	02/01/2023	-0.80%
Administrative Class	02/01/2023	-0.80%
Class R4	02/01/2023	-0.90%
Class A	02/01/2023	-1.00%
Class A (sales load deducted)*	02/01/2023	-6.45%
Class R3	02/01/2023	-1.10%
S&P Target Date 2065+ Index		1.14%

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

32

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	8.67%	3.71%	3.56%
Class M5	02/16/2018	8.57%	3.57%	3.42%
Class M4	02/16/2018	8.21%	3.30%	3.15%
Class M3	02/16/2018	7.99%	3.04%	2.89%
S&P Target Date Retirement Income Index		7.38%	2.59%	2.65%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

33

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	9.22%	3.61%	3.43%
Class M5	02/16/2018	9.04%	3.45%	3.27%
Class M4	02/16/2018	8.72%	3.19%	3.02%
Class M3	02/16/2018	8.50%	2.94%	2.75%
S&P Target Date Retirement Income Index		7.38%	2.59%	2.65%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

34

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	9.77%	3.88%	3.68%
Class M5	02/16/2018	9.60%	3.72%	3.53%
Class M4	02/16/2018	9.43%	3.47%	3.28%
Class M3	02/16/2018	9.11%	3.19%	3.02%
S&P Target Date 2010 Index		8.30%	3.09%	3.14%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

35

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	10.31%	4.16%	3.95%
Class M5	02/16/2018	10.08%	4.00%	3.78%
Class M4	02/16/2018	9.87%	3.75%	3.53%
Class M3	02/16/2018	9.53%	3.47%	3.27%
S&P Target Date 2015 Index		8.81%	3.32%	3.40%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

36

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	11.03%	4.46%	4.24%
Class M5	02/16/2018	10.86%	4.31%	4.08%
Class M4	02/16/2018	10.45%	4.03%	3.81%
Class M3	02/16/2018	10.25%	3.77%	3.55%
S&P Target Date 2020 Index		9.96%	3.44%	3.53%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

37

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	12.13%	4.90%	4.63%
Class M5	02/16/2018	11.99%	4.74%	4.48%
Class M4	02/16/2018	11.68%	4.47%	4.21%
Class M3	02/16/2018	11.42%	4.22%	3.95%
S&P Target Date 2025 Index		10.97%	4.02%	4.09%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

38

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	13.89%	5.32%	5.00%
Class M5	02/16/2018	13.75%	5.15%	4.84%
Class M4	02/16/2018	13.49%	4.89%	4.59%
Class M3	02/16/2018	13.19%	4.63%	4.32%
S&P Target Date 2030 Index		12.96%	4.51%	4.59%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

39

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	15.94%	5.77%	5.41%
Class M5	02/16/2018	15.77%	5.59%	5.24%
Class M4	02/16/2018	15.42%	5.34%	4.98%
Class M3	02/16/2018	15.14%	5.06%	4.71%
S&P Target Date 2035 Index		15.18%	5.07%	5.13%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

40

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	17.73%	6.19%	5.78%
Class M5	02/16/2018	17.52%	6.01%	5.62%
Class M4	02/16/2018	17.24%	5.74%	5.35%
Class M3	02/16/2018	16.91%	5.49%	5.09%
S&P Target Date 2040 Index		17.06%	5.53%	5.57%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

41

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	18.67%	6.49%	6.06%
Class M5	02/16/2018	18.50%	6.32%	5.89%
Class M4	02/16/2018	18.17%	6.04%	5.61%
Class M3	02/16/2018	17.87%	5.78%	5.36%
S&P Target Date 2045 Index		18.32%	5.81%	5.82%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

42

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	19.09%	6.53%	6.10%
Class M5	02/16/2018	18.87%	6.36%	5.92%
Class M4	02/16/2018	18.60%	6.09%	5.66%
Class M3	02/16/2018	18.26%	5.82%	5.40%
S&P Target Date 2050 Index		18.84%	5.93%	5.94%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

43

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	19.10%	6.51%	6.08%
Class M5	02/16/2018	18.86%	6.34%	5.90%
Class M4	02/16/2018	18.55%	6.06%	5.63%
Class M3	02/16/2018	18.26%	5.79%	5.37%
S&P Target Date 2055 Index		18.97%	5.98%	5.98%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

44

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/16/2018
Class I	02/16/2018	19.03%	6.50%	6.07%
Class M5	02/16/2018	18.84%	6.32%	5.90%
Class M4	02/16/2018	18.53%	6.06%	5.63%
Class M3	02/16/2018	18.31%	5.80%	5.37%
S&P Target Date 2060 Index		19.09%	6.00%	6.01%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

45

MassMutual Select T. Rowe Price Retirement 2065 Fund – Portfolio Manager Report (Unaudited)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	Since Inception 02/01/2023
Class I	02/01/2023	0.90%
Class M5	02/01/2023	0.80%
Class M4	02/01/2023	0.60%
Class M3	02/01/2023	0.40%
S&P Target Date 2065+ Index		1.14%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

46

MassMutual 20/80 Allocation Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 20.4%
DFA Commodity Strategy Portfolio	191,104	$890,544
Invesco Real Estate Fund, Class R6	40,953	615,927
MassMutual Blue Chip Growth Fund, Class I (a)	142,172	3,053,846
MassMutual Diversified Value Fund, Class I (a)	188,233	2,076,214
MassMutual Equity Opportunities Fund, Class I (a)	275,631	4,476,255
MassMutual Fundamental Value Fund, Class I (a)	223,819	1,904,701
MassMutual Growth Opportunities Fund, Class I (a)	156,647	811,430
MassMutual International Equity Fund, Class I (a)	154,808	1,229,179
MassMutual Mid Cap Growth Fund, Class I (a)	52,497	982,752
MassMutual Mid Cap Value Fund, Class I (a)	92,034	982,919
MassMutual Overseas Fund, Class I (a)	300,888	2,416,131
MassMutual Small Cap Growth Equity Fund, Class I (a)	19,997	260,960
MassMutual Small Cap Value Equity Fund, Class I (a)	60,120	530,262
MassMutual Strategic Emerging Markets Fund, Class I (a)	50,432	472,039
MM Equity Asset Fund, Class I (a)	1,105,191	8,200,515
Vanguard Developed Markets Index Fund, Admiral Shares	178,436	2,505,241
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	15,246	499,473
Vanguard Mid-Cap Index Fund, Admiral Shares	5,054	1,303,599
Vanguard Small-Cap Index Fund, Admiral Shares	5,803	525,602
		33,737,589
Fixed Income Funds — 79.6%
Invesco International Bond Fund, Class R6	1,589,097	6,626,535
MassMutual Core Bond Fund, Class I (a)	3,128,523	27,656,139
MassMutual Global Floating Rate Fund, Class I (a)	24,020	211,620
MassMutual High Yield Fund, Class I (a)	63,334	476,901
MassMutual Inflation-Protected and Income Fund, Class I (a)	146,856	1,343,732
MassMutual Short-Duration Bond Fund, Class I (a)	1,264,264	10,973,814

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	3,875,788	$32,440,345
MassMutual Total Return Bond Fund, Class I (a)	4,659,595	38,348,466
Vanguard Long-Term Treasury Index Fund, Admiral Shares	140,631	2,614,335
Vanguard Total Bond Market Index Fund, Institutional Shares	1,207,637	11,086,112
		131,777,999

TOTAL MUTUAL FUNDS (Cost $188,452,811)		165,515,588

TOTAL LONG-TERM INVESTMENTS (Cost $188,452,811)		165,515,588

TOTAL INVESTMENTS — 100.0% (Cost $188,452,811) (b)		165,515,588

Other Assets/(Liabilities) — (0.0)%		(74,040)

NET ASSETS — 100.0%		$165,441,548

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

47

MassMutual 40/60 Allocation Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 40.4%
DFA Commodity Strategy Portfolio	197,841	$921,938
Invesco Real Estate Fund, Class R6	82,795	1,245,232
MassMutual Blue Chip Growth Fund, Class I (a)	285,067	6,123,243
MassMutual Diversified Value Fund, Class I (a)	384,896	4,245,406
MassMutual Equity Opportunities Fund, Class I (a)	560,900	9,109,021
MassMutual Fundamental Value Fund, Class I (a)	447,171	3,805,422
MassMutual Growth Opportunities Fund, Class I (a)	312,196	1,617,177
MassMutual International Equity Fund, Class I (a)	309,480	2,457,275
MassMutual Mid Cap Growth Fund, Class I (a)	105,981	1,983,972
MassMutual Mid Cap Value Fund, Class I (a)	186,977	1,996,911
MassMutual Overseas Fund, Class I (a)	594,864	4,776,758
MassMutual Small Cap Growth Equity Fund, Class I (a)	40,449	527,857
MassMutual Small Cap Value Equity Fund, Class I (a)	121,389	1,070,655
MassMutual Strategic Emerging Markets Fund, Class I (a)	99,882	934,896
MM Equity Asset Fund, Class I (a)	2,221,190	16,481,227
Vanguard Developed Markets Index Fund, Institutional Shares	368,604	5,182,574
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	31,540	1,033,246
Vanguard Mid-Cap Index Fund, Admiral Shares	10,455	2,696,356
Vanguard Small-Cap Index Fund, Admiral Shares	12,003	1,087,126
		67,296,292
Fixed Income Funds — 59.7%
Invesco International Bond Fund, Class R6	1,214,661	5,065,138
MassMutual Core Bond Fund, Class I (a)	2,348,573	20,761,384
MassMutual Global Floating Rate Fund, Class I (a)	18,596	163,830
MassMutual High Yield Fund, Class I (a)	48,411	364,538
MassMutual Inflation-Protected and Income Fund, Class I (a)	112,246	1,027,047
MassMutual Short-Duration Bond Fund, Class I (a)	959,386	8,327,473

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	2,908,217	$24,341,780
MassMutual Total Return Bond Fund, Class I (a)	3,496,647	28,777,402
Vanguard Long-Term Treasury Index Fund, Admiral Shares	120,001	2,230,820
Vanguard Total Bond Market Index Fund, Institutional Shares	932,509	8,560,431
		99,619,843

TOTAL MUTUAL FUNDS (Cost $190,622,201)		166,916,135

TOTAL LONG-TERM INVESTMENTS (Cost $190,622,201)		166,916,135

TOTAL INVESTMENTS — 100.1% (Cost $190,622,201) (b)		166,916,135

Other Assets/(Liabilities) — (0.1)%		(185,569)

NET ASSETS — 100.0%		$166,730,566

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MassMutual 60/40 Allocation Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 60.4%
DFA Commodity Strategy Portfolio	189,436	$882,772
Invesco Real Estate Fund, Class R6	115,345	1,734,785
MassMutual Blue Chip Growth Fund, Class I (a)	398,752	8,565,189
MassMutual Diversified Value Fund, Class I (a)	534,595	5,896,583
MassMutual Equity Opportunities Fund, Class I (a)	784,750	12,744,345
MassMutual Fundamental Value Fund, Class I (a)	626,771	5,333,820
MassMutual Growth Opportunities Fund, Class I (a)	436,665	2,261,922
MassMutual International Equity Fund, Class I (a)	423,234	3,360,476
MassMutual Mid Cap Growth Fund, Class I (a)	147,790	2,766,629
MassMutual Mid Cap Value Fund, Class I (a)	260,164	2,778,555
MassMutual Overseas Fund, Class I (a)	817,133	6,561,577
MassMutual Small Cap Growth Equity Fund, Class I (a)	56,269	734,313
MassMutual Small Cap Value Equity Fund, Class I (a)	169,027	1,490,816
MassMutual Strategic Emerging Markets Fund, Class I (a)	137,234	1,284,512
MM Equity Asset Fund, Class I (a)	3,107,344	23,056,496
Vanguard Developed Markets Index Fund, Institutional Shares	529,568	7,445,723
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	45,334	1,485,142
Vanguard Mid-Cap Index Fund, Admiral Shares	15,022	3,874,216
Vanguard Small-Cap Index Fund, Admiral Shares	17,248	1,562,134
		93,820,005
Fixed Income Funds — 39.7%
Invesco International Bond Fund, Class R6	755,743	3,151,449
MassMutual Core Bond Fund, Class I (a)	1,442,419	12,750,986
MassMutual Global Floating Rate Fund, Class I (a)	11,828	104,207
MassMutual High Yield Fund, Class I (a)	29,746	223,991
MassMutual Inflation-Protected and Income Fund, Class I (a)	68,942	630,822
MassMutual Short-Duration Bond Fund, Class I (a)	592,999	5,147,232

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	1,786,839	$14,955,844
MassMutual Total Return Bond Fund, Class I (a)	2,148,706	17,683,853
Vanguard Long-Term Treasury Index Fund, Admiral Shares	88,133	1,638,391
Vanguard Total Bond Market Index Fund, Institutional Shares	590,153	5,417,604
		61,704,379

TOTAL MUTUAL FUNDS (Cost $172,063,487)		155,524,384

TOTAL LONG-TERM INVESTMENTS (Cost $172,063,487)		155,524,384

TOTAL INVESTMENTS — 100.1% (Cost $172,063,487) (b)		155,524,384

Other Assets/(Liabilities) — (0.1)%		(151,349)

NET ASSETS — 100.0%		$155,373,035

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

49

MassMutual 80/20 Allocation Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 80.5%
DFA Commodity Strategy Portfolio	144,609	$673,880
Invesco Real Estate Fund, Class R6	116,430	1,751,100
MassMutual Blue Chip Growth Fund, Class I (a)	405,036	8,700,173
MassMutual Diversified Value Fund, Class I (a)	540,888	5,965,995
MassMutual Equity Opportunities Fund, Class I (a)	799,359	12,981,582
MassMutual Fundamental Value Fund, Class I (a)	635,504	5,408,142
MassMutual Growth Opportunities Fund, Class I (a)	439,638	2,277,324
MassMutual International Equity Fund, Class I (a)	426,483	3,386,275
MassMutual Mid Cap Growth Fund, Class I (a)	149,562	2,799,801
MassMutual Mid Cap Value Fund, Class I (a)	263,266	2,811,685
MassMutual Overseas Fund, Class I (a)	829,966	6,664,631
MassMutual Small Cap Growth Equity Fund, Class I (a)	57,077	744,860
MassMutual Small Cap Value Equity Fund, Class I (a)	171,428	1,511,995
MassMutual Strategic Emerging Markets Fund, Class I (a)	139,446	1,305,213
MM Equity Asset Fund, Class I (a)	3,157,642	23,429,702
Vanguard Developed Markets Index Fund, Institutional Shares	540,028	7,592,791
Vanguard Emerging Markets Stock Index Fund, Admiral Shares	46,218	1,514,100
Vanguard Mid-Cap Index Fund, Admiral Shares	15,313	3,949,398
Vanguard Small-Cap Index Fund, Admiral Shares	17,585	1,592,678
		95,061,325
Fixed Income Funds — 19.6%
Invesco International Bond Fund, Class R6	286,933	1,196,511
MassMutual Core Bond Fund, Class I (a)	531,190	4,695,723
MassMutual Global Floating Rate Fund, Class I (a)	7,729	68,092
MassMutual High Yield Fund, Class I (a)	8,270	62,276
MassMutual Inflation-Protected and Income Fund, Class I (a)	26,327	240,890
MassMutual Short-Duration Bond Fund, Class I (a)	220,980	1,918,105

	Number of Shares	Value
MassMutual Strategic Bond Fund, Class I (a)	660,029	$5,524,442
MassMutual Total Return Bond Fund, Class I (a)	793,224	6,528,234
Vanguard Long-Term Treasury Index Fund, Admiral Shares	49,441	919,112
Vanguard Total Bond Market Index Fund, Admiral Shares	219,223	2,012,469
		23,165,854

TOTAL MUTUAL FUNDS (Cost $127,059,847)		118,227,179

TOTAL LONG-TERM INVESTMENTS (Cost $127,059,847)		118,227,179

TOTAL INVESTMENTS — 100.1% (Cost $127,059,847) (b)		118,227,179

Other Assets/(Liabilities) — (0.1)%		(112,997)

NET ASSETS — 100.0%		$118,114,182

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 36.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	32,855	$490,861
JPMorgan Large Cap Value Fund, Class R6	52,343	936,409
MassMutual Blue Chip Growth Fund, Class I (a)	62,491	1,342,314
MassMutual Diversified Value Fund, Class I (a)	73,657	812,439
MassMutual Equity Opportunities Fund, Class I (a)	132,016	2,143,933
MassMutual Fundamental Value Fund, Class I (a)	128,103	1,090,159
MassMutual Growth Opportunities Fund, Class I (a)	77,357	400,707
MassMutual International Equity Fund, Class I (a)	183,089	1,453,727
MassMutual Mid Cap Growth Fund, Class I (a)	37,516	702,309
MassMutual Mid Cap Value Fund, Class I (a)	65,835	703,122
MassMutual Overseas Fund, Class I (a)	312,468	2,509,122
MassMutual Small Cap Growth Equity Fund, Class I (a)	39,879	520,426
MassMutual Small Cap Value Equity Fund, Class I (a)	77,903	687,101
MassMutual Strategic Emerging Markets Fund, Class I (a)	95,556	894,402
MM Equity Asset Fund, Class I (a)	909,425	6,747,932
Vanguard Developed Markets Index Fund, Admiral Shares	242,521	3,404,993
Vanguard Mid-Cap Index Fund, Admiral Shares	2,393	617,136
Vanguard Real Estate Index Fund, Admiral Shares	5,314	569,880
Vanguard Small-Cap Index Fund, Admiral Shares	5,843	529,188
		26,556,160
Fixed Income Funds — 63.9%
JPMorgan Emerging Markets Debt Fund, Class R6	6,463	36,773
JPMorgan U.S. Government Money Market Fund, Class IM	6,267,569	6,267,569
MassMutual Core Bond Fund, Class I (a)	1,894,201	16,744,735
MassMutual Global Floating Rate Fund, Class I (a)	4,464	39,330
MassMutual High Yield Fund, Class I (a)	722,747	5,442,283

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	301,831	$2,761,755
MassMutual Strategic Bond Fund, Class I (a)	662,702	5,546,815
MassMutual Total Return Bond Fund, Class I (a)	679,347	5,591,028
Vanguard Total Bond Market Index Fund, Institutional Shares	465,180	4,270,355
		46,700,643

TOTAL MUTUAL FUNDS (Cost $80,185,350)		73,256,803

TOTAL LONG-TERM INVESTMENTS (Cost $80,185,350)		73,256,803

TOTAL INVESTMENTS — 100.2% (Cost $80,185,350) (b)		73,256,803

Other Assets/(Liabilities) — (0.2)%		(169,305)

NET ASSETS — 100.0%		$73,087,498

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 36.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	54,042	$807,385
JPMorgan Large Cap Value Fund, Class R6	86,283	1,543,611
MassMutual Blue Chip Growth Fund, Class I (a)	102,597	2,203,773
MassMutual Diversified Value Fund, Class I (a)	121,414	1,339,200
MassMutual Equity Opportunities Fund, Class I (a)	217,622	3,534,181
MassMutual Fundamental Value Fund, Class I (a)	210,484	1,791,223
MassMutual Growth Opportunities Fund, Class I (a)	126,313	654,303
MassMutual International Equity Fund, Class I (a)	300,715	2,387,674
MassMutual Mid Cap Growth Fund, Class I (a)	61,397	1,149,347
MassMutual Mid Cap Value Fund, Class I (a)	108,526	1,159,054
MassMutual Overseas Fund, Class I (a)	516,602	4,148,314
MassMutual Small Cap Growth Equity Fund, Class I (a)	65,128	849,918
MassMutual Small Cap Value Equity Fund, Class I (a)	127,526	1,124,782
MassMutual Strategic Emerging Markets Fund, Class I (a)	156,525	1,465,075
MM Equity Asset Fund, Class I (a)	1,493,681	11,083,111
Vanguard Developed Markets Index Fund, Institutional Shares	396,402	5,573,410
Vanguard Mid-Cap Index Fund, Admiral Shares	3,915	1,009,795
Vanguard Real Estate Index Fund, Admiral Shares	8,693	932,287
Vanguard Small-Cap Index Fund, Admiral Shares	9,564	866,222
		43,622,665
Fixed Income Funds — 63.9%
JPMorgan Emerging Markets Debt Fund, Class R6	10,615	60,400
JPMorgan U.S. Government Money Market Fund, Class IM	10,341,180	10,341,180
MassMutual Core Bond Fund, Class I (a)	3,112,831	27,517,428
MassMutual Global Floating Rate Fund, Class I (a)	7,300	64,315
MassMutual High Yield Fund, Class I (a)	1,181,954	8,900,114

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	496,234	$4,540,545
MassMutual Strategic Bond Fund, Class I (a)	1,089,037	9,115,239
MassMutual Total Return Bond Fund, Class I (a)	1,116,320	9,187,311
Vanguard Total Bond Market Index Fund, Institutional Shares	760,691	6,983,143
		76,709,675

TOTAL MUTUAL FUNDS (Cost $129,726,039)		120,332,340

TOTAL LONG-TERM INVESTMENTS (Cost $129,726,039)		120,332,340

TOTAL INVESTMENTS — 100.2% (Cost $129,726,039) (b)		120,332,340

Other Assets/(Liabilities) — (0.2)%		(213,528)

NET ASSETS — 100.0%		$120,118,812

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 45.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	114,795	$1,715,036
JPMorgan Large Cap Value Fund, Class R6	120,710	2,159,504
MassMutual Blue Chip Growth Fund, Class I (a)	142,642	3,063,957
MassMutual Diversified Value Fund, Class I (a)	169,613	1,870,832
MassMutual Equity Opportunities Fund, Class I (a)	304,213	4,940,412
MassMutual Fundamental Value Fund, Class I (a)	292,340	2,487,817
MassMutual Growth Opportunities Fund, Class I (a)	177,075	917,247
MassMutual International Equity Fund, Class I (a)	411,061	3,263,824
MassMutual Mid Cap Growth Fund, Class I (a)	84,164	1,575,546
MassMutual Mid Cap Value Fund, Class I (a)	148,306	1,583,908
MassMutual Overseas Fund, Class I (a)	697,105	5,597,752
MassMutual Small Cap Growth Equity Fund, Class I (a)	89,651	1,169,942
MassMutual Small Cap Value Equity Fund, Class I (a)	176,085	1,553,066
MassMutual Strategic Emerging Markets Fund, Class I (a)	337,129	3,155,523
MM Equity Asset Fund, Class I (a)	2,075,416	15,399,588
Vanguard Developed Markets Index Fund, Institutional Shares	530,543	7,459,439
Vanguard Mid-Cap Index Fund, Admiral Shares	5,302	1,367,530
Vanguard Real Estate Index Fund, Admiral Shares	11,693	1,254,046
Vanguard Small-Cap Index Fund, Admiral Shares	12,961	1,173,833
		61,708,802
Fixed Income Funds — 55.0%
JPMorgan Emerging Markets Debt Fund, Class R6	11,768	66,961
JPMorgan U.S. Government Money Market Fund, Class IM	8,078,201	8,078,201
MassMutual Core Bond Fund, Class I (a)	3,179,684	28,108,403
MassMutual Global Floating Rate Fund, Class I (a)	8,011	70,577
MassMutual High Yield Fund, Class I (a)	1,306,939	9,841,249

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	365,898	$3,347,969
MassMutual Strategic Bond Fund, Class I (a)	1,113,638	9,321,153
MassMutual Total Return Bond Fund, Class I (a)	1,141,540	9,394,873
Vanguard Total Bond Market Index Fund, Institutional Shares	773,445	7,100,222
		75,329,608

TOTAL MUTUAL FUNDS (Cost $150,877,459)		137,038,410

TOTAL LONG-TERM INVESTMENTS (Cost $150,877,459)		137,038,410

TOTAL INVESTMENTS — 100.1% (Cost $150,877,459) (b)		137,038,410

Other Assets/(Liabilities) — (0.1)%		(151,757)

NET ASSETS — 100.0%		$136,886,653

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 58.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	297,257	$4,441,020
JPMorgan Large Cap Value Fund, Class R6	291,663	5,217,847
MassMutual Blue Chip Growth Fund, Class I (a)	347,132	7,456,399
MassMutual Diversified Value Fund, Class I (a)	408,352	4,504,118
MassMutual Equity Opportunities Fund, Class I (a)	735,515	11,944,770
MassMutual Fundamental Value Fund, Class I (a)	710,837	6,049,224
MassMutual Growth Opportunities Fund, Class I (a)	428,759	2,220,974
MassMutual International Equity Fund, Class I (a)	992,927	7,883,841
MassMutual Mid Cap Growth Fund, Class I (a)	201,925	3,780,030
MassMutual Mid Cap Value Fund, Class I (a)	354,417	3,785,176
MassMutual Overseas Fund, Class I (a)	1,706,612	13,704,097
MassMutual Small Cap Growth Equity Fund, Class I (a)	214,643	2,801,096
MassMutual Small Cap Value Equity Fund, Class I (a)	421,421	3,716,932
MassMutual Strategic Emerging Markets Fund, Class I (a)	873,368	8,174,729
MM Equity Asset Fund, Class I (a)	5,048,518	37,460,001
Vanguard Developed Markets Index Fund, Institutional Shares	1,270,420	17,862,105
Vanguard Mid-Cap Index Fund, Admiral Shares	12,586	3,246,005
Vanguard Real Estate Index Fund, Admiral Shares	27,737	2,974,781
Vanguard Small-Cap Index Fund, Admiral Shares	30,842	2,793,399
		150,016,544
Fixed Income Funds — 42.0%
JPMorgan Emerging Markets Debt Fund, Class R6	22,585	128,509
JPMorgan U.S. Government Money Market Fund, Class IM	9,070,340	9,070,340
MassMutual Core Bond Fund, Class I (a)	5,019,355	44,371,095
MassMutual High Yield Fund, Class I (a)	1,828,809	13,770,930

	Number of Shares	Value
MassMutual Inflation-Protected and Income Fund, Class I (a)	56,683	$518,653
MassMutual Strategic Bond Fund, Class I (a)	1,757,936	14,713,925
MassMutual Total Return Bond Fund, Class I (a)	1,801,856	14,829,272
Vanguard Total Bond Market Index Fund, Institutional Shares	1,205,942	11,070,544
		108,473,268

TOTAL MUTUAL FUNDS (Cost $276,476,919)		258,489,812

TOTAL LONG-TERM INVESTMENTS (Cost $276,476,919)		258,489,812

TOTAL INVESTMENTS — 100.1% (Cost $276,476,919) (b)		258,489,812

Other Assets/(Liabilities) — (0.1)%		(341,995)

NET ASSETS — 100.0%		$258,147,817

Abbreviation Legend

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 70.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	395,338	$5,906,347
JPMorgan Large Cap Value Fund, Class R6	204,158	3,652,385
MassMutual Blue Chip Growth Fund, Class I (a)	368,626	7,918,096
MassMutual Diversified Value Fund, Class I (a)	286,457	3,159,623
MassMutual Equity Opportunities Fund, Class I (a)	321,230	5,216,770
MassMutual Fundamental Value Fund, Class I (a)	441,119	3,753,921
MassMutual Growth Opportunities Fund, Class I (a)	500,542	2,592,809
MassMutual International Equity Fund, Class I (a)	877,571	6,967,912
MassMutual Mid Cap Growth Fund, Class I (a)	141,309	2,645,311
MassMutual Mid Cap Value Fund, Class I (a)	248,010	2,648,751
MassMutual Overseas Fund, Class I (a)	1,393,809	11,192,288
MassMutual Small Cap Growth Equity Fund, Class I (a)	150,084	1,958,597
MassMutual Small Cap Value Equity Fund, Class I (a)	294,867	2,600,730
MassMutual Strategic Emerging Markets Fund, Class I (a)	335,138	3,136,889
MM Equity Asset Fund, Class I (a)	3,576,322	26,536,306
Vanguard Developed Markets Index Fund, Institutional Shares	696,518	9,793,037
Vanguard Mid-Cap Index Fund, Admiral Shares	8,808	2,271,723
Vanguard Real Estate Index Fund, Admiral Shares	19,416	2,082,382
Vanguard Small-Cap Index Fund, Admiral Shares	21,498	1,947,081
		105,980,958
Fixed Income Funds — 29.4%
JPMorgan Emerging Markets Debt Fund, Class R6	13,009	74,022
JPMorgan U.S. Government Money Market Fund, Class IM	4,654,924	4,654,924
MassMutual Core Bond Fund, Class I (a)	875,181	7,736,596
MassMutual High Yield Fund, Class I (a)	626,457	4,717,223
MassMutual Strategic Bond Fund, Class I (a)	1,492,813	12,494,842

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	1,529,549	$12,588,184
Vanguard Total Bond Market Index Fund, Admiral Shares	208,616	1,915,094
		44,180,885

TOTAL MUTUAL FUNDS (Cost $163,671,533)		150,161,843

TOTAL LONG-TERM INVESTMENTS (Cost $163,671,533)		150,161,843

TOTAL INVESTMENTS — 100.1% (Cost $163,671,533) (b)		150,161,843

Other Assets/(Liabilities) — (0.1)%		(165,701)

NET ASSETS — 100.0%		$149,996,142

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

55

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 80.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	564,440	$8,432,734
JPMorgan Large Cap Value Fund, Class R6	300,321	5,372,743
MassMutual Blue Chip Growth Fund, Class I (a)	536,163	11,516,783
MassMutual Diversified Value Fund, Class I (a)	420,806	4,641,489
MassMutual Equity Opportunities Fund, Class I (a)	472,813	7,678,489
MassMutual Fundamental Value Fund, Class I (a)	641,189	5,456,522
MassMutual Growth Opportunities Fund, Class I (a)	735,134	3,807,992
MassMutual International Equity Fund, Class I (a)	1,313,767	10,431,308
MassMutual Mid Cap Growth Fund, Class I (a)	208,620	3,905,371
MassMutual Mid Cap Value Fund, Class I (a)	366,179	3,910,792
MassMutual Overseas Fund, Class I (a)	2,059,452	16,537,402
MassMutual Small Cap Growth Equity Fund, Class I (a)	220,397	2,876,186
MassMutual Small Cap Value Equity Fund, Class I (a)	433,148	3,820,361
MassMutual Strategic Emerging Markets Fund, Class I (a)	478,445	4,478,246
MM Equity Asset Fund, Class I (a)	5,200,328	38,586,433
Vanguard Developed Markets Index Fund, Institutional Shares	1,052,067	14,792,056
Vanguard Mid-Cap Index Fund, Admiral Shares	13,071	3,371,146
Vanguard Real Estate Index Fund, Admiral Shares	29,080	3,118,793
Vanguard Small-Cap Index Fund, Admiral Shares	31,825	2,882,403
		155,617,249
Fixed Income Funds — 19.4%
JPMorgan Emerging Markets Debt Fund, Class R6	170,258	968,766
JPMorgan U.S. Government Money Market Fund, Class IM	5,017,270	5,017,270
MassMutual Core Bond Fund, Class I (a)	589,432	5,210,581
MassMutual High Yield Fund, Class I (a)	746,229	5,619,103
MassMutual Strategic Bond Fund, Class I (a)	1,149,470	9,621,061

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	1,178,231	$9,696,840
Vanguard Total Bond Market Index Fund, Admiral Shares	142,243	1,305,788
		37,439,409

TOTAL MUTUAL FUNDS (Cost $202,939,678)		193,056,658

TOTAL LONG-TERM INVESTMENTS (Cost $202,939,678)		193,056,658

TOTAL INVESTMENTS — 100.1% (Cost $202,939,678) (b)		193,056,658

Other Assets/(Liabilities) — (0.1)%		(237,265)

NET ASSETS — 100.0%		$192,819,393

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 88.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	375,510	$5,610,121
JPMorgan Large Cap Value Fund, Class R6	191,556	3,426,933
MassMutual Blue Chip Growth Fund, Class I (a)	343,377	7,375,728
MassMutual Diversified Value Fund, Class I (a)	269,269	2,970,034
MassMutual Equity Opportunities Fund, Class I (a)	301,587	4,897,773
MassMutual Fundamental Value Fund, Class I (a)	410,473	3,493,125
MassMutual Growth Opportunities Fund, Class I (a)	470,514	2,437,261
MassMutual International Equity Fund, Class I (a)	836,646	6,642,972
MassMutual Mid Cap Growth Fund, Class I (a)	133,511	2,499,323
MassMutual Mid Cap Value Fund, Class I (a)	234,322	2,502,560
MassMutual Overseas Fund, Class I (a)	1,313,053	10,543,813
MassMutual Small Cap Growth Equity Fund, Class I (a)	141,068	1,840,932
MassMutual Small Cap Value Equity Fund, Class I (a)	276,446	2,438,254
MassMutual Strategic Emerging Markets Fund, Class I (a)	318,084	2,977,264
MM Equity Asset Fund, Class I (a)	3,327,982	24,693,628
Vanguard Developed Markets Index Fund, Institutional Shares	662,955	9,321,142
Vanguard Mid-Cap Index Fund, Admiral Shares	8,319	2,145,461
Vanguard Real Estate Index Fund, Admiral Shares	18,574	1,992,050
Vanguard Small-Cap Index Fund, Admiral Shares	20,181	1,827,806
		99,636,180
Fixed Income Funds — 11.5%
JPMorgan Emerging Markets Debt Fund, Class R6	73,493	418,177
JPMorgan U.S. Government Money Market Fund, Class IM	2,921,005	2,921,005
MassMutual Core Bond Fund, Class I (a)	182,757	1,615,573
MassMutual High Yield Fund, Class I (a)	214,228	1,613,140
MassMutual Strategic Bond Fund, Class I (a)	356,532	2,984,176

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	365,595	$3,008,847
Vanguard Total Bond Market Index Fund, Admiral Shares	43,778	401,880
		12,962,798

TOTAL MUTUAL FUNDS (Cost $121,025,604)		112,598,978

TOTAL LONG-TERM INVESTMENTS (Cost $121,025,604)		112,598,978

TOTAL INVESTMENTS — 100.1% (Cost $121,025,604) (b)		112,598,978

Other Assets/(Liabilities) — (0.1)%		(139,063)

NET ASSETS — 100.0%		$112,459,915

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

57

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	488,070	$7,291,761
JPMorgan Large Cap Value Fund, Class R6	247,786	4,432,893
MassMutual Blue Chip Growth Fund, Class I (a)	444,703	9,552,222
MassMutual Diversified Value Fund, Class I (a)	347,565	3,833,643
MassMutual Equity Opportunities Fund, Class I (a)	390,112	6,335,414
MassMutual Fundamental Value Fund, Class I (a)	532,402	4,530,744
MassMutual Growth Opportunities Fund, Class I (a)	608,416	3,151,592
MassMutual International Equity Fund, Class I (a)	1,081,696	8,588,669
MassMutual Mid Cap Growth Fund, Class I (a)	173,138	3,241,142
MassMutual Mid Cap Value Fund, Class I (a)	303,905	3,245,708
MassMutual Overseas Fund, Class I (a)	1,702,703	13,672,704
MassMutual Small Cap Growth Equity Fund, Class I (a)	183,055	2,388,863
MassMutual Small Cap Value Equity Fund, Class I (a)	359,478	3,170,597
MassMutual Strategic Emerging Markets Fund, Class I (a)	416,048	3,894,206
MM Equity Asset Fund, Class I (a)	4,312,918	32,001,848
Vanguard Developed Markets Index Fund, Institutional Shares	860,823	12,103,172
Vanguard Mid-Cap Index Fund, Admiral Shares	10,792	2,783,306
Vanguard Real Estate Index Fund, Admiral Shares	24,086	2,583,210
Vanguard Small-Cap Index Fund, Admiral Shares	26,294	2,381,421
		129,183,115
Fixed Income Funds — 8.7%
JPMorgan Emerging Markets Debt Fund, Class R6	87,419	497,413
JPMorgan U.S. Government Money Market Fund, Class IM	3,666,437	3,666,437
MassMutual Core Bond Fund, Class I (a)	156,868	1,386,717
MassMutual High Yield Fund, Class I (a)	164,415	1,238,041
MassMutual Strategic Bond Fund, Class I (a)	306,198	2,562,873

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	313,854	$2,583,020
Vanguard Total Bond Market Index Fund, Admiral Shares	37,399	343,328
		12,277,829

TOTAL MUTUAL FUNDS (Cost $145,518,640)		141,460,944

TOTAL LONG-TERM INVESTMENTS (Cost $145,518,640)		141,460,944

TOTAL INVESTMENTS — 100.1% (Cost $145,518,640) (b)		141,460,944

Other Assets/(Liabilities) — (0.1)%		(193,026)

NET ASSETS — 100.0%		$141,267,918

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 91.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	216,717	$3,237,755
JPMorgan Large Cap Value Fund, Class R6	109,231	1,954,140
MassMutual Blue Chip Growth Fund, Class I (a)	196,495	4,220,707
MassMutual Diversified Value Fund, Class I (a)	153,212	1,689,926
MassMutual Equity Opportunities Fund, Class I (a)	172,268	2,797,637
MassMutual Fundamental Value Fund, Class I (a)	235,093	2,000,637
MassMutual Growth Opportunities Fund, Class I (a)	268,081	1,388,659
MassMutual International Equity Fund, Class I (a)	477,793	3,793,675
MassMutual Mid Cap Growth Fund, Class I (a)	76,476	1,431,634
MassMutual Mid Cap Value Fund, Class I (a)	133,981	1,430,918
MassMutual Overseas Fund, Class I (a)	751,814	6,037,063
MassMutual Small Cap Growth Equity Fund, Class I (a)	81,016	1,057,255
MassMutual Small Cap Value Equity Fund, Class I (a)	158,359	1,396,726
MassMutual Strategic Emerging Markets Fund, Class I (a)	184,550	1,727,388
MM Equity Asset Fund, Class I (a)	1,905,072	14,135,637
Vanguard Developed Markets Index Fund, Institutional Shares	376,854	5,298,573
Vanguard Mid-Cap Index Fund, Admiral Shares	4,727	1,219,179
Vanguard Real Estate Index Fund, Admiral Shares	10,555	1,132,026
Vanguard Small-Cap Index Fund, Admiral Shares	11,508	1,042,246
		56,991,781
Fixed Income Funds — 8.7%
JPMorgan Emerging Markets Debt Fund, Class R6	38,662	219,988
JPMorgan U.S. Government Money Market Fund, Class IM	1,615,316	1,615,316
MassMutual Core Bond Fund, Class I (a)	69,235	612,033
MassMutual High Yield Fund, Class I (a)	72,583	546,549
MassMutual Strategic Bond Fund, Class I (a)	135,161	1,131,300

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	138,533	$1,140,129
Vanguard Total Bond Market Index Fund, Admiral Shares	16,404	150,592
		5,415,907

TOTAL MUTUAL FUNDS (Cost $66,370,269)		62,407,688

TOTAL LONG-TERM INVESTMENTS (Cost $66,370,269)		62,407,688

TOTAL INVESTMENTS — 100.1% (Cost $66,370,269) (b)		62,407,688

Other Assets/(Liabilities) — (0.1)%		(91,574)

NET ASSETS — 100.0%		$62,316,114

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Equity Funds — 91.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	77,307	$1,154,960
JPMorgan Large Cap Value Fund, Class R6	38,902	695,957
MassMutual Blue Chip Growth Fund, Class I (a)	70,012	1,503,849
MassMutual Diversified Value Fund, Class I (a)	54,560	601,793
MassMutual Equity Opportunities Fund, Class I (a)	61,246	994,641
MassMutual Fundamental Value Fund, Class I (a)	83,768	712,865
MassMutual Growth Opportunities Fund, Class I (a)	95,551	494,952
MassMutual International Equity Fund, Class I (a)	170,698	1,355,339
MassMutual Mid Cap Growth Fund, Class I (a)	27,189	508,981
MassMutual Mid Cap Value Fund, Class I (a)	47,719	509,642
MassMutual Overseas Fund, Class I (a)	268,867	2,159,001
MassMutual Small Cap Growth Equity Fund, Class I (a)	28,790	375,706
MassMutual Small Cap Value Equity Fund, Class I (a)	56,303	496,594
MassMutual Strategic Emerging Markets Fund, Class I (a)	66,032	618,062
MM Equity Asset Fund, Class I (a)	678,800	5,036,699
Vanguard Developed Markets Index Fund, Admiral Shares	132,473	1,859,923
Vanguard Mid-Cap Index Fund, Admiral Shares	1,660	428,004
Vanguard Real Estate Index Fund, Admiral Shares	3,705	397,410
Vanguard Small-Cap Index Fund, Admiral Shares	4,040	365,888
		20,270,266
Fixed Income Funds — 8.7%
JPMorgan Emerging Markets Debt Fund, Class R6	13,750	78,237
JPMorgan U.S. Government Money Market Fund, Class IM	573,862	573,862
MassMutual Core Bond Fund, Class I (a)	24,658	217,976
MassMutual High Yield Fund, Class I (a)	25,782	194,139
MassMutual Strategic Bond Fund, Class I (a)	48,142	402,953

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	49,341	$406,076
Vanguard Total Bond Market Index Fund, Admiral Shares	5,759	52,867
		1,926,110

TOTAL MUTUAL FUNDS (Cost $23,019,744)		22,196,376

TOTAL LONG-TERM INVESTMENTS (Cost $23,019,744)		22,196,376

TOTAL INVESTMENTS — 100.3% (Cost $23,019,744) (b)		22,196,376

Other Assets/(Liabilities) — (0.3)%		(72,794)

NET ASSETS — 100.0%		$22,123,582

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMARTSM by JPMorgan 2065 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 104.6%
Equity Funds — 95.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund, Class R6	3,591	$53,653
JPMorgan Large Cap Value Fund, Class R6	1,830	32,746
MassMutual Blue Chip Growth Fund, Class I (a)	3,247	69,745
MassMutual Diversified Value Fund, Class I (a)	2,567	28,316
MassMutual Equity Opportunities Fund, Class I (a)	2,882	46,796
MassMutual Fundamental Value Fund, Class I (a)	3,885	33,064
MassMutual Growth Opportunities Fund, Class I (a)	4,484	23,227
MassMutual International Equity Fund, Class I (a)	7,998	63,501
MassMutual Mid Cap Growth Fund, Class I (a)	1,277	23,901
MassMutual Mid Cap Value Fund, Class I (a)	2,241	23,932
MassMutual Overseas Fund, Class I (a)	12,363	99,275
MassMutual Small Cap Growth Equity Fund, Class I (a)	1,350	17,621
MassMutual Small Cap Value Equity Fund, Class I (a)	2,649	23,362
MassMutual Strategic Emerging Markets Fund, Class I (a)	3,044	28,491
MM Equity Asset Fund, Class I (a)	31,482	233,596
Vanguard Developed Markets Index Fund, Admiral Shares	6,351	89,166
Vanguard Mid-Cap Index Fund, Admiral Shares	80	20,519
Vanguard Real Estate Index Fund, Admiral Shares	178	19,052
Vanguard Small-Cap Index Fund, Admiral Shares	194	17,541
		947,504
Fixed Income Funds — 9.1%
JPMorgan Emerging Markets Debt Fund, Class R6	644	3,666
JPMorgan U.S. Government Money Market Fund, Class IM	27,074	27,074
MassMutual Core Bond Fund, Class I (a)	1,144	10,112
MassMutual High Yield Fund, Class I (a)	1,214	9,143
MassMutual Strategic Bond Fund, Class I (a)	2,233	18,688

	Number of Shares	Value
MassMutual Total Return Bond Fund, Class I (a)	2,289	$18,836
Vanguard Total Bond Market Index Fund, Admiral Shares	276	2,533
		90,052
		1,037,556

TOTAL MUTUAL FUNDS (Cost $1,049,751)		1,037,556

TOTAL LONG-TERM INVESTMENTS (Cost $1,049,751)		1,037,556

TOTAL INVESTMENTS — 104.6% (Cost $1,049,751) (b)		1,037,556

Other Assets/(Liabilities) — (4.6)%		(45,462)

NET ASSETS — 100.0%		$992,094

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Retirement Balanced Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 39.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,829,575	$18,295,745
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	2,205,909	26,978,273
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	398,945	4,264,718
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	814,826	9,443,837
MM S&P 500 Index Fund, Class I (a)	418,260	6,144,234
T. Rowe Price Hedged Equity Fund, Class I	540,925	5,306,474
		70,433,281
Fixed Income Funds — 60.6%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	4,549,905	37,536,714
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	1,020,184	7,416,739
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	3,898,434	35,436,769
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	1,229,914	5,915,888
State Street Institutional U.S. Government Money Market Fund	5,233,615	5,233,615

	Number of Shares	Value
T. Rowe Price Dynamic Credit Fund, Class I	1,118	$10,005
T. Rowe Price Dynamic Global Bond Fund, Class I	882,429	6,944,713
T. Rowe Price Institutional Floating Rate Fund	302,894	2,841,148
T. Rowe Price Institutional High Yield Fund	908,013	6,773,776
		108,109,367

TOTAL MUTUAL FUNDS (Cost $203,038,078)		178,542,648

TOTAL LONG-TERM INVESTMENTS (Cost $203,038,078)		178,542,648

TOTAL INVESTMENTS — 100.0% (Cost $203,038,078) (b)		178,542,648

Other Assets/(Liabilities) — (0.0)%		(50,504)

NET ASSETS — 100.0%		$178,492,144

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Retirement 2005 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 41.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	188,733	$1,887,331
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	229,171	2,802,756
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	41,746	446,266
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	84,587	980,368
MM S&P 500 Index Fund, Class I (a)	46,470	682,638
T. Rowe Price Hedged Equity Fund, Class I	57,456	563,648
		7,363,007
Fixed Income Funds — 58.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	449,494	3,708,324
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	95,510	694,361
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	333,088	3,027,774
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	123,193	592,558
State Street Institutional U.S. Government Money Market Fund	568,546	568,546

	Number of Shares	Value
T. Rowe Price Dynamic Credit Fund, Class I	112	$1,001
T. Rowe Price Dynamic Global Bond Fund, Class I	87,199	686,260
T. Rowe Price Institutional Floating Rate Fund	29,945	280,888
T. Rowe Price Institutional High Yield Fund	88,589	660,873
		10,220,585

TOTAL MUTUAL FUNDS (Cost $19,279,999)		17,583,592

TOTAL LONG-TERM INVESTMENTS (Cost $19,279,999)		17,583,592

TOTAL INVESTMENTS — 100.0% (Cost $19,279,999) (b)		17,583,592

Other Assets/(Liabilities) — 0.0%		7,659

NET ASSETS — 100.0%		$17,591,251

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Retirement 2010 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 45.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,135,210	$11,352,096
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,379,622	16,872,778
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	250,776	2,680,794
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	510,469	5,916,333
MM S&P 500 Index Fund, Class I (a)	264,678	3,888,123
T. Rowe Price Hedged Equity Fund, Class I	341,913	3,354,163
		44,064,287
Fixed Income Funds — 54.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,369,804	19,550,886
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	502,375	3,652,268
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,609,621	14,631,456
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	683,415	3,287,226

	Number of Shares	Value
State Street Institutional U.S. Government Money Market Fund	3,150,726	$3,150,726
T. Rowe Price Dynamic Credit Fund, Class I	559	5,002
T. Rowe Price Dynamic Global Bond Fund, Class I	459,408	3,615,544
T. Rowe Price Institutional Floating Rate Fund	155,602	1,459,547
T. Rowe Price Institutional High Yield Fund	462,601	3,451,000
		52,803,655

TOTAL MUTUAL FUNDS (Cost $109,613,890)		96,867,942

TOTAL LONG-TERM INVESTMENTS (Cost $109,613,890)		96,867,942

TOTAL INVESTMENTS — 100.0% (Cost $109,613,890) (b)		96,867,942

Other Assets/(Liabilities) — (0.0)%		(23,029)

NET ASSETS — 100.0%		$96,844,913

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Retirement 2015 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 48.5%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	1,316,434	$13,164,343
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	1,608,953	19,677,500
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	293,009	3,132,264
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	594,948	6,895,445
MM S&P 500 Index Fund, Class I (a)	294,160	4,321,206
T. Rowe Price Hedged Equity Fund, Class I	399,136	3,915,522
		51,106,280
Fixed Income Funds — 51.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	2,510,411	20,710,894
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	515,090	3,744,705
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,512,176	13,745,684
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	752,487	3,619,461

	Number of Shares	Value
State Street Institutional U.S. Government Money Market Fund	3,478,433	$3,478,433
T. Rowe Price Dynamic Credit Fund, Class I	559	5,003
T. Rowe Price Dynamic Global Bond Fund, Class I	487,955	3,840,205
T. Rowe Price Institutional Floating Rate Fund	163,479	1,533,429
T. Rowe Price Institutional High Yield Fund	485,899	3,624,808
		54,302,622

TOTAL MUTUAL FUNDS (Cost $119,389,042)		105,408,902

TOTAL LONG-TERM INVESTMENTS (Cost $119,389,042)		105,408,902

TOTAL INVESTMENTS — 100.0% (Cost $119,389,042) (b)		105,408,902

Other Assets/(Liabilities) — (0.0)%		(19,948)

NET ASSETS — 100.0%		$105,388,954

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Retirement 2020 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 51.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	6,607,855	$66,078,552
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	8,041,548	98,348,136
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,457,385	15,579,442
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	2,988,535	34,637,123
MM S&P 500 Index Fund, Class I (a)	1,379,602	20,266,356
T. Rowe Price Hedged Equity Fund, Class I	1,984,847	19,471,351
		254,380,960
Fixed Income Funds — 48.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	11,257,697	92,876,004
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	2,259,537	16,426,833
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	5,954,594	54,127,258
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	3,438,461	16,538,995

	Number of Shares	Value
State Street Institutional U.S. Government Money Market Fund	16,573,441	$16,573,441
T. Rowe Price Dynamic Credit Fund, Class I	1,118	10,005
T. Rowe Price Dynamic Global Bond Fund, Class I	2,180,863	17,163,395
T. Rowe Price Institutional Floating Rate Fund	718,961	6,743,851
T. Rowe Price Institutional High Yield Fund	2,148,142	16,025,140
		236,484,922

TOTAL MUTUAL FUNDS (Cost $550,265,250)		490,865,882

TOTAL LONG-TERM INVESTMENTS (Cost $550,265,250)		490,865,882

TOTAL INVESTMENTS — 100.0% (Cost $550,265,250) (b)		490,865,882

Other Assets/(Liabilities) — (0.0)%		(219,542)

NET ASSETS — 100.0%		$490,646,340

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Retirement 2025 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 57.8%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	7,911,956	$79,119,563
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	9,678,274	118,365,296
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,736,560	18,563,822
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	3,538,606	41,012,446
MM S&P 500 Index Fund, Class I (a)	1,715,509	25,200,831
T. Rowe Price Hedged Equity Fund, Class I	1,910,756	18,744,512
		301,006,470
Fixed Income Funds — 42.2%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	10,925,955	90,139,128
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	1,928,806	14,022,423
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	4,554,955	41,404,545
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	3,726,582	17,924,861

	Number of Shares	Value
State Street Institutional U.S. Government Money Market Fund	18,856,038	$18,856,038
T. Rowe Price Dynamic Credit Fund, Class I	1,677	15,007
T. Rowe Price Dynamic Global Bond Fund, Class I	2,098,859	16,518,021
T. Rowe Price Institutional Floating Rate Fund	639,370	5,997,292
T. Rowe Price Institutional High Yield Fund	1,957,064	14,599,701
		219,477,016

TOTAL MUTUAL FUNDS (Cost $587,134,979)		520,483,486

TOTAL LONG-TERM INVESTMENTS (Cost $587,134,979)		520,483,486

TOTAL INVESTMENTS — 100.0% (Cost $587,134,979) (b)		520,483,486

Other Assets/(Liabilities) — (0.0)%		(215,030)

NET ASSETS — 100.0%		$520,268,456

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Retirement 2030 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 68.4%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	23,915,675	$239,156,747
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	29,472,268	360,445,832
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	5,090,365	54,416,004
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	10,687,665	123,870,032
MM S&P 500 Index Fund, Class I (a)	5,367,584	78,849,807
T. Rowe Price Hedged Equity Fund, Class I	2,342,158	22,976,570
		879,714,992
Fixed Income Funds — 31.7%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	22,206,710	183,205,354
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	3,154,271	22,931,547
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	4,353,817	39,576,194
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	9,342,069	44,935,350
State Street Institutional U.S. Government Money Market Fund	46,827,701	46,827,701
T. Rowe Price Dynamic Credit Fund, Class I	1,677	15,007

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	4,168,023	$32,802,341
T. Rowe Price Institutional Floating Rate Fund	1,117,769	10,484,670
T. Rowe Price Institutional High Yield Fund	3,460,511	25,815,409
		406,593,573

TOTAL MUTUAL FUNDS (Cost $1,405,486,717)		1,286,308,565

TOTAL LONG-TERM INVESTMENTS (Cost $1,405,486,717)		1,286,308,565

TOTAL INVESTMENTS — 100.1% (Cost $1,405,486,717) (b)		1,286,308,565

Other Assets/(Liabilities) — (0.1)%		(642,846)

NET ASSETS — 100.0%		$1,285,665,719

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Retirement 2035 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 79.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	15,747,797	$157,477,969
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	19,480,281	238,243,834
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	3,293,300	35,205,373
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	6,852,156	79,416,492
MM S&P 500 Index Fund, Class I (a)	3,851,790	56,582,801
		566,926,469
Fixed Income Funds — 20.4%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	8,497,859	70,107,340
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	899,468	6,539,133
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	5,938	53,975
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	4,429,537	21,306,073
State Street Institutional U.S. Government Money Market Fund	23,259,404	23,259,404
T. Rowe Price Dynamic Global Bond Fund, Class I	1,559,119	12,270,267
T. Rowe Price Institutional Floating Rate Fund	352,677	3,308,108

	Number of Shares	Value
T. Rowe Price Institutional High Yield Fund	1,124,640	$8,389,816
		145,234,116

TOTAL MUTUAL FUNDS (Cost $776,204,782)		712,160,585

TOTAL LONG-TERM INVESTMENTS (Cost $776,204,782)		712,160,585

TOTAL INVESTMENTS — 100.0% (Cost $776,204,782) (b)		712,160,585

Other Assets/(Liabilities) — (0.0)%		(332,834)

NET ASSETS — 100.0%		$711,827,751

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Retirement 2040 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.0%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	30,126,486	$301,264,860
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	37,264,272	455,742,042
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	6,289,762	67,237,552
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	13,024,686	150,956,115
MM S&P 500 Index Fund, Class I (a)	7,232,572	106,246,482
		1,081,447,051
Fixed Income Funds — 11.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	6,981,892	57,600,607
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I (a)	368,311	2,677,619
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	26,617	241,948
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	4,186,138	20,135,326
State Street Institutional U.S. Government Money Market Fund	36,476,935	36,476,936

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	1,234,266	$9,713,672
T. Rowe Price Institutional Floating Rate Fund	211,383	1,982,773
T. Rowe Price Institutional High Yield Fund	779,536	5,815,339
		134,644,220

TOTAL MUTUAL FUNDS (Cost $1,290,475,999)		1,216,091,271

TOTAL LONG-TERM INVESTMENTS (Cost $1,290,475,999)		1,216,091,271

TOTAL INVESTMENTS — 100.1% (Cost $1,290,475,999) (b)		1,216,091,271

Other Assets/(Liabilities) — (0.1)%		(638,304)

NET ASSETS — 100.0%		$1,215,452,967

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Retirement 2045 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 94.9%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	15,485,752	$154,857,521
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	19,171,788	234,470,963
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	3,243,860	34,676,861
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	6,642,153	76,982,554
MM S&P 500 Index Fund, Class I (a)	3,773,065	55,426,326
		556,414,225
Fixed Income Funds — 5.1%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	1,144,473	9,441,903
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	7,470	67,902
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	975,387	4,691,613
State Street Institutional U.S. Government Money Market Fund	14,442,555	14,442,555

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	195,361	$1,537,490
		30,181,463

TOTAL MUTUAL FUNDS (Cost $628,773,294)		586,595,688

TOTAL LONG-TERM INVESTMENTS (Cost $628,773,294)		586,595,688

TOTAL INVESTMENTS — 100.0% (Cost $628,773,294) (b)		586,595,688

Other Assets/(Liabilities) — (0.0)%		(282,169)

NET ASSETS — 100.0%		$586,313,519

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Retirement 2050 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 96.6%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	23,441,773	$234,417,731
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	29,036,624	355,117,912
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	4,904,474	52,428,824
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	10,039,444	116,357,160
MM S&P 500 Index Fund, Class I (a)	5,691,939	83,614,579
		841,936,206
Fixed Income Funds — 3.5%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	629,267	5,191,456
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	11,669	106,072
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	508,089	2,443,907
State Street Institutional U.S. Government Money Market Fund	21,374,472	21,374,472

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	115,086	$905,730
		30,021,637

TOTAL MUTUAL FUNDS (Cost $921,635,026)		871,957,843

TOTAL LONG-TERM INVESTMENTS (Cost $921,635,026)		871,957,843

TOTAL INVESTMENTS — 100.1% (Cost $921,635,026) (b)		871,957,843

Other Assets/(Liabilities) — (0.1)%		(468,969)

NET ASSETS — 100.0%		$871,488,874

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Retirement 2055 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 97.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	10,508,998	$105,089,985
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	12,980,811	158,755,321
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	2,199,200	23,509,445
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	4,541,405	52,634,879
MM S&P 500 Index Fund, Class I (a)	2,550,939	37,473,299
		377,462,929
Fixed Income Funds — 2.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	263,217	2,171,541
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	2,508	22,798
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	204,405	983,187
State Street Institutional U.S. Government Money Market Fund	7,599,478	7,599,478

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	53,062	$417,595
		11,194,599

TOTAL MUTUAL FUNDS (Cost $416,896,217)		388,657,528

TOTAL LONG-TERM INVESTMENTS (Cost $416,896,217)		388,657,528

TOTAL INVESTMENTS — 100.0% (Cost $416,896,217) (b)		388,657,528

Other Assets/(Liabilities) — (0.0)%		(183,560)

NET ASSETS — 100.0%		$388,473,968

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Retirement 2060 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 97.1%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	5,924,200	$59,242,002
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	7,324,811	89,582,438
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	1,240,948	13,265,736
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	2,560,402	29,675,062
MM S&P 500 Index Fund, Class I (a)	1,438,241	21,127,766
		212,893,004
Fixed Income Funds — 2.9%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	156,241	1,288,986
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I (a)	1,207	10,970
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	114,756	551,974
State Street Institutional U.S. Government Money Market Fund	4,232,693	4,232,692

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	28,642	$225,409
		6,310,031

TOTAL MUTUAL FUNDS (Cost $235,465,595)		219,203,035

TOTAL LONG-TERM INVESTMENTS (Cost $235,465,595)		219,203,035

TOTAL INVESTMENTS — 100.0% (Cost $235,465,595) (b)		219,203,035

Other Assets/(Liabilities) — (0.0)%		(101,882)

NET ASSETS — 100.0%		$219,101,153

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Retirement 2065 Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
MUTUAL FUNDS — 99.5%
Equity Funds — 96.7%
MassMutual Select T. Rowe Price International Equity Fund, Class I (a)	32,692	$326,921
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I (a)	40,315	493,049
MassMutual Select T. Rowe Price Real Assets Fund, Class I (a)	6,842	73,145
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I (a)	14,020	162,488
MM S&P 500 Index Fund, Class I (a)	7,909	116,188
		1,171,791
Fixed Income Funds — 2.8%
MassMutual Select T. Rowe Price Bond Asset Fund, Class I (a)	832	6,865
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I (a)	645	3,103
State Street Institutional U.S. Government Money Market Fund	22,833	22,833

	Number of Shares	Value
T. Rowe Price Dynamic Global Bond Fund, Class I	164	$1,292
		34,093

TOTAL MUTUAL FUNDS (Cost $1,203,520)		1,205,884

TOTAL LONG-TERM INVESTMENTS (Cost $1,203,520)		1,205,884

TOTAL INVESTMENTS — 99.5% (Cost $1,203,520) (b)		1,205,884

Other Assets/(Liabilities) — 0.5%		6,420

NET ASSETS — 100.0%		$1,212,304

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

75

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2023

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$26,667,368	$28,022,861
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	138,848,220	138,893,274
Total investments	165,515,588	166,916,135
Receivables from:
Investments sold
Regular delivery	726,673	—
Fund shares sold	129,789	410,384
Investment adviser (Note 3)	14,364	10,824
Dividends	115,287	95,560
Prepaid expenses	37,007	36,996
Total assets	166,538,708	167,469,899
Liabilities:
Payables for:
Investments purchased
Regular delivery	115,287	482,474
Fund shares repurchased	814,366	17,452
Trustees’ fees and expenses (Note 3)	24,195	38,269
Affiliates (Note 3):
Administration fees	68,612	68,752
Service fees	12,117	60,231
Distribution fees	2,266	9,281
Accrued expense and other liabilities	60,317	62,874
Total liabilities	1,097,160	739,333
Net assets	$165,441,548	$166,730,566
Net assets consist of:
Paid-in capital	$195,771,532	$196,250,778
Accumulated earnings (loss)	(30,329,984)	(29,520,212)
Net assets	$165,441,548	$166,730,566

(a)	Cost of investments - unaffiliated issuers:	$29,490,578	$30,452,203
(b)	Cost of investments - affiliated issuers:	$158,962,233	$160,169,998

The accompanying notes are an integral part of the financial statements.

76

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund

$27,192,216	$21,202,039	$17,123,164	$28,117,433	$30,374,772	$56,804,550
128,332,168	97,025,140	56,133,639	92,214,907	106,663,638	201,685,262
155,524,384	118,227,179	73,256,803	120,332,340	137,038,410	258,489,812

1,569	—	338,297	—	—	17,956
83,210	90,551	42,388	85,082	97,727	154,511
11,809	10,181	12,505	9,239	12,103	6,417
69,000	36,556	70,657	115,853	110,821	147,289
36,996	36,996	31,770	32,067	33,197	31,798
155,726,968	118,401,463	73,752,420	120,574,581	137,292,258	258,847,783

69,000	100,720	70,657	170,463	112,481	147,289
78,916	20,897	374,201	21,195	73,253	190,899
31,554	12,710	34,662	60,145	17,414	61,796

67,974	57,554	50,455	55,541	56,702	77,521
38,533	31,404	21,643	42,515	45,164	81,177
6,638	9,311	9,216	20,584	25,821	47,718
61,318	54,685	104,088	85,326	74,770	93,566
353,933	287,281	664,922	455,769	405,605	699,966
$155,373,035	$118,114,182	$73,087,498	$120,118,812	$136,886,653	$258,147,817

$179,487,443	$134,634,224	$84,937,624	$144,337,161	$161,126,750	$307,605,687
(24,114,408)	(16,520,042)	(11,850,126)	(24,218,349)	(24,240,097)	(49,457,870)
$155,373,035	$118,114,182	$73,087,498	$120,118,812	$136,886,653	$258,147,817

$28,946,598	$21,126,475	$18,073,256	$29,719,239	$32,097,050	$59,129,631
$143,116,889	$105,933,372	$62,112,094	$100,006,800	$118,780,409	$217,347,288

The accompanying notes are an integral part of the financial statements.

77

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Class I shares:
Net assets	$13,553,095	$29,787,333
Shares outstanding (a)	1,624,850	3,640,628
Net asset value, offering price and redemption price per share	$8.34	$8.18
Class R5 shares:
Net assets	$2,671,843	$6,005,383
Shares outstanding (a)	320,797	733,088
Net asset value, offering price and redemption price per share	$8.33	$8.19
Service Class shares:
Net assets	$111,915,805	$13,314,589
Shares outstanding (a)	13,448,095	1,616,022
Net asset value, offering price and redemption price per share	$8.32	$8.24
Administrative Class shares:
Net assets	$18,560,487	$25,913,943
Shares outstanding (a)	2,222,449	3,146,411
Net asset value, offering price and redemption price per share	$8.35	$8.24
Class R4 shares:
Net assets	$3,054,342	$38,455,767
Shares outstanding (a)	359,491	4,729,114
Net asset value, offering price and redemption price per share	$8.50	$8.13
Class A shares:
Net assets	$12,091,245	$38,942,482
Shares outstanding (a)	1,440,339	4,712,166
Net asset value, and redemption price per share	$8.39	$8.26
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.88	$8.74
Class R3 shares:
Net assets	$3,498,712	$14,213,979
Shares outstanding (a)	425,428	1,755,356
Net asset value, offering price and redemption price per share	$8.22	$8.10
Class Y shares: (b)
Net assets	$96,019	$97,090
Shares outstanding (a)	11,534	11,848
Net asset value, offering price and redemption price per share	$8.32	$8.19

(a)	Authorized unlimited number of shares with no par value.
(b)	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

78

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund

$28,686,747	$35,416,942	$10,261,853	$28,578,994	$37,616,942	$52,324,014
3,578,536	3,956,820	1,090,742	2,795,121	3,812,360	5,156,349
$8.02	$8.95	$9.41	$10.22	$9.87	$10.15

$8,483,192	$3,415,742	$937,797	$2,419,100	$1,612,047	$12,064,587
1,057,570	380,866	99,344	237,217	161,256	1,196,653
$8.02	$8.97	$9.44	$10.20	$10.00	$10.08

$21,713,955	$15,609,208	$6,496,875	$6,117,916	$3,335,432	$14,860,162
2,692,666	1,739,029	687,143	594,532	336,992	1,459,888
$8.06	$8.98	$9.45	$10.29	$9.90	$10.18

$38,328,831	$17,003,760	$22,591,234	$18,037,750	$25,262,306	$55,691,079
4,750,276	1,893,679	2,390,682	1,760,601	2,568,471	5,495,930
$8.07	$8.98	$9.45	$10.25	$9.84	$10.13

$8,017,376	$12,591,985	$9,043,050	$15,447,664	$20,629,980	$23,490,818
1,004,390	1,430,323	976,050	1,550,979	2,138,775	2,367,509
$7.98	$8.80	$9.26	$9.96	$9.65	$9.92

$39,816,503	$20,218,470	$10,036,770	$17,732,914	$9,214,307	$26,081,855
4,909,640	2,253,729	1,064,150	1,740,886	936,296	2,590,600
$8.11	$8.97	$9.43	$10.19	$9.84	$10.07
$8.58	$9.49	$9.98	$10.78	$10.41	$10.66

$10,228,248	$13,758,850	$13,719,919	$31,784,474	$39,215,639	$73,635,302
1,288,408	1,574,552	1,495,917	3,264,295	4,079,439	7,598,908
$7.94	$8.74	$9.17	$9.74	$9.61	$9.69

$98,183	$99,225	$—	$—	$—	$—
12,240	11,062	—	—	—	—
$8.02	$8.97	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

79

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$32,296,995	$45,261,699
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	117,864,848	147,794,959
Total investments	150,161,843	193,056,658
Receivables from:
Investments sold
Regular delivery	—	131,139
Fund shares sold	285,438	186,956
Investment adviser (Note 3)	7,373	8,088
Dividends	51,997	56,961
Prepaid expenses	33,197	31,894
Total assets	150,539,848	193,471,696
Liabilities:
Payables for:
Investments purchased
Regular delivery	311,748	56,961
Fund shares repurchased	7,197	324,979
Trustees’ fees and expenses (Note 3)	19,675	39,082
Affiliates (Note 3):
Administration fees	57,626	67,767
Service fees	49,845	55,310
Distribution fees	30,536	32,539
Accrued expense and other liabilities	67,079	75,665
Total liabilities	543,706	652,303
Net assets	$149,996,142	$192,819,393
Net assets consist of:
Paid-in capital	$171,225,550	$219,200,724
Accumulated earnings (loss)	(21,229,408)	(26,381,331)
Net assets	$149,996,142	$192,819,393

(a)	Cost of investments - unaffiliated issuers:	$33,391,372	$46,014,745
(b)	Cost of investments - affiliated issuers:	$130,280,161	$156,924,933

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund	MassMutual RetireSMART by JPMorgan 2065 Fund

$28,064,575	$36,082,941	$15,869,815	$5,607,108	$265,950
84,534,403	105,378,003	46,537,873	16,589,268	771,606
112,598,978	141,460,944	62,407,688	22,196,376	1,037,556

—	215,073	17,002	—	11
114,065	147,349	104,673	20,580	—
12,085	12,722	14,376	13,119	13,316
22,808	23,669	10,430	3,680	530
33,197	30,285	39,180	12,840	5,698
112,781,133	141,890,042	62,593,349	22,246,595	1,057,111

37,478	23,669	10,430	12,967	175
93,874	387,552	116,670	6,378	—
12,344	21,881	3,779	1,196	541

53,736	60,442	46,366	38,957	15,586
38,638	39,623	22,112	2,431	195
23,150	22,303	15,644	1,194	65
61,998	66,654	62,234	59,890	48,455
321,218	622,124	277,235	123,013	65,017
$112,459,915	$141,267,918	$62,316,114	$22,123,582	$992,094

$126,113,153	$158,301,310	$69,860,288	$24,778,881	$1,000,000
(13,653,238)	(17,033,392)	(7,544,174)	(2,655,299)	(7,906)
$112,459,915	$141,267,918	$62,316,114	$22,123,582	$992,094

$28,933,075	$37,386,971	$16,389,869	$5,694,734	$282,473
$92,092,529	$108,131,669	$49,980,400	$17,325,010	$767,278

The accompanying notes are an integral part of the financial statements.

81

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund
Class I shares:
Net assets	$42,776,722	$44,441,279
Shares outstanding (a)	4,204,572	4,310,423
Net asset value, offering price and redemption price per share	$10.17	$10.31
Class R5 shares:
Net assets	$2,059,108	$1,807,255
Shares outstanding (a)	201,915	175,493
Net asset value, offering price and redemption price per share	$10.20	$10.30
Service Class shares:
Net assets	$5,864,097	$11,176,923
Shares outstanding (a)	566,081	1,077,660
Net asset value, offering price and redemption price per share	$10.36	$10.37
Administrative Class shares:
Net assets	$23,070,109	$51,249,222
Shares outstanding (a)	2,242,471	4,981,722
Net asset value, offering price and redemption price per share	$10.29	$10.29
Class R4 shares:
Net assets	$21,531,179	$18,129,382
Shares outstanding (a)	2,135,899	1,804,153
Net asset value, offering price and redemption price per share	$10.08	$10.05
Class A shares:
Net assets	$8,102,847	$16,603,451
Shares outstanding (a)	791,536	1,624,408
Net asset value, and redemption price per share	$10.24	$10.22
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.84	$10.81
Class R3 shares:
Net assets	$46,592,080	$49,411,881
Shares outstanding (a)	4,647,971	5,050,612
Net asset value, offering price and redemption price per share	$10.02	$9.78

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

82

MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund	MassMutual RetireSMART by JPMorgan 2065 Fund

$28,366,822	$29,533,101	$13,859,768	$13,353,622	$397,440
2,794,169	3,891,191	1,569,019	1,523,574	40,000
$10.15	$7.59	$8.83	$8.76	$9.94

$886,159	$1,941,984	$452,342	$217,685	$99,297
87,242	256,557	51,132	24,832	10,000
$10.16	$7.57	$8.85	$8.77	$9.93

$2,873,385	$5,117,251	$2,975,995	$1,731,791	$99,227
282,674	669,344	335,233	198,642	10,000
$10.17	$7.65	$8.88	$8.72	$9.92

$21,722,853	$44,279,862	$10,945,906	$3,057,568	$99,163
2,153,704	5,839,689	1,245,723	352,277	10,000
$10.09	$7.58	$8.79	$8.68	$9.92

$16,859,140	$16,541,307	$8,474,320	$1,505,724	$99,065
1,710,208	2,221,594	971,933	173,602	10,000
$9.86	$7.45	$8.72	$8.67	$9.91

$6,792,594	$9,909,871	$1,583,353	$430,127	$99,000
676,536	1,313,344	176,854	49,412	10,000
$10.04	$7.55	$8.95	$8.70	$9.90
$10.62	$7.99	$9.47	$9.21	$10.48

$34,958,962	$33,944,542	$24,024,430	$1,827,065	$98,902
3,564,624	4,617,010	2,777,798	211,770	10,000
$9.81	$7.35	$8.65	$8.63	$9.89

The accompanying notes are an integral part of the financial statements.

83

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$27,109,731	$2,761,216
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	151,432,917	14,822,376
Total investments	178,542,648	17,583,592
Receivables from:
Investments sold
Regular delivery	—	—
Fund shares sold	720,883	7,163
Investment adviser (Note 3)	—	7,228
Dividends	101,995	11,114
Total assets	179,365,526	17,609,097
Liabilities:
Payables for:
Investments purchased
Regular delivery	290,200	13,067
Fund shares repurchased	527,179	1,517
Affiliates (Note 3):
Investment advisory fees	47,286	—
Service fees	6,614	2,271
Distribution fees	2,103	991
Total liabilities	873,382	17,846
Net assets	$178,492,144	$17,591,251
Net assets consist of:
Paid-in capital	$202,328,264	$21,668,286
Accumulated earnings (loss)	(23,836,120)	(4,077,035)
Net assets	$178,492,144	$17,591,251

(a)	Cost of investments - unaffiliated issuers:	$29,564,510	$2,966,116
(b)	Cost of investments - affiliated issuers:	$173,473,568	$16,313,883

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund	MassMutual Select T. Rowe Price Retirement 2035 Fund

$15,035,982	$16,397,400	$75,987,183	$74,730,571	$138,921,698	$47,227,595
81,831,960	89,011,502	414,878,699	445,752,915	1,147,386,867	664,932,990
96,867,942	105,408,902	490,865,882	520,483,486	1,286,308,565	712,160,585

37,734	—	—	1,107,689	997,671	593,201
14,965	36,637	185,139	347,087	746,759	594,290
—	—	—	—	—	—
56,173	59,802	271,836	266,931	533,452	212,254
96,976,814	105,505,341	491,322,857	522,205,193	1,288,586,447	713,560,330

56,173	82,951	319,286	266,931	533,452	212,254
47,963	8,654	128,412	1,445,154	1,726,195	1,175,797

14,298	19,318	146,051	155,132	462,873	246,879
9,827	4,406	62,680	51,959	151,235	73,865
3,640	1,058	20,088	17,561	46,973	23,784
131,901	116,387	676,517	1,936,737	2,920,728	1,732,579
$96,844,913	$105,388,954	$490,646,340	$520,268,456	$1,285,665,719	$711,827,751

$112,968,772	$121,135,742	$554,893,188	$581,724,097	$1,359,041,851	$742,164,995
(16,123,859)	(15,746,788)	(64,246,848)	(61,455,641)	(73,376,132)	(30,337,244)
$96,844,913	$105,388,954	$490,646,340	$520,268,456	$1,285,665,719	$711,827,751

$16,306,586	$17,779,509	$82,354,966	$80,498,581	$148,769,235	$50,122,462
$93,307,304	$101,609,533	$467,910,284	$506,636,398	$1,256,717,482	$726,082,320

The accompanying notes are an integral part of the financial statements.

85

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Class I shares:
Net assets	$25,078,630	$8,383,147
Shares outstanding (a)	1,880,272	676,339
Net asset value, offering price and redemption price per share	$13.34	$12.39
Class M5 shares:
Net assets	$142,090,373	$6,074,926
Shares outstanding (a)	10,638,435	491,327
Net asset value, offering price and redemption price per share	$13.36	$12.36
Class M4 shares:
Net assets	$8,242,645	$1,638,641
Shares outstanding (a)	615,491	132,328
Net asset value, offering price and redemption price per share	$13.39	$12.38
Class M3 shares:
Net assets	$3,080,496	$1,494,537
Shares outstanding (a)	230,595	121,667
Net asset value, offering price and redemption price per share	$13.36	$12.28

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund	MassMutual Select T. Rowe Price Retirement 2035 Fund

$62,669,005	$62,426,170	$267,432,738	$372,729,842	$715,824,974	$500,827,324
4,875,754	4,719,733	20,606,398	27,325,821	50,466,482	33,413,951
$12.85	$13.23	$12.98	$13.64	$14.18	$14.99

$19,654,476	$36,067,227	$129,253,905	$72,070,233	$344,590,088	$102,266,497
1,530,494	2,731,341	9,960,878	5,285,374	24,298,847	6,827,674
$12.84	$13.20	$12.98	$13.64	$14.18	$14.98

$9,195,379	$5,310,753	$63,296,718	$49,267,794	$154,576,175	$72,708,709
714,050	399,681	4,874,605	3,614,227	10,903,727	4,860,156
$12.88	$13.29	$12.98	$13.63	$14.18	$14.96

$5,326,053	$1,584,804	$30,662,979	$26,200,587	$70,674,482	$36,025,221
414,823	118,159	2,361,845	1,925,468	4,986,933	2,410,530
$12.84	$13.41	$12.98	$13.61	$14.17	$14.94

The accompanying notes are an integral part of the financial statements.

87

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Select T. Rowe Price Retirement 2040 Fund	MassMutual Select T. Rowe Price Retirement 2045 Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$53,988,720	$15,980,045
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	1,162,102,551	570,615,643
Total investments	1,216,091,271	586,595,688
Receivables from:
Fund shares sold	744,363	575,317
Investment adviser (Note 3)	—	—
Dividends	230,303	62,352
Total assets	1,217,065,937	587,233,357
Liabilities:
Payables for:
Investments purchased
Regular delivery	253,757	521,907
Fund shares repurchased	703,555	105,679
Affiliates (Note 3):
Investment advisory fees	475,372	216,734
Service fees	137,098	56,711
Distribution fees	43,188	18,807
Total liabilities	1,612,970	919,838
Net assets	$1,215,452,967	$586,313,519
Net assets consist of:
Paid-in capital	$1,230,075,765	$595,293,809
Accumulated earnings (loss)	(14,622,798)	(8,980,290)
Net assets	$1,215,452,967	$586,313,519

(a)	Cost of investments - unaffiliated issuers:	$56,069,990	$16,248,527
(b)	Cost of investments - affiliated issuers:	$1,234,406,009	$612,524,767

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund	MassMutual Select T. Rowe Price Retirement 2065 Fund

$22,280,202	$8,017,073	$4,458,101	$24,125
849,677,641	380,640,455	214,744,934	1,181,759
871,957,843	388,657,528	219,203,035	1,205,884

683,480	564,470	527,202	10,326
—	—	—	6,606
87,474	29,445	16,515	99
872,728,797	389,251,443	219,746,752	1,222,915

275,038	210,806	301,433	10,407
482,610	375,309	236,483	—

360,645	143,335	79,537	—
89,407	34,732	21,607	138
32,223	13,293	6,539	66
1,239,923	777,475	645,599	10,611
$871,488,874	$388,473,968	$219,101,153	$1,212,304

$873,497,674	$394,632,390	$225,740,290	$1,211,141
(2,008,800)	(6,158,422)	(6,639,137)	1,163
$871,488,874	$388,473,968	$219,101,153	$1,212,304

$22,468,546	$8,100,724	$4,494,707	$24,187
$899,166,480	$408,795,493	$230,970,888	$1,179,333

The accompanying notes are an integral part of the financial statements.

89

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MassMutual Select T. Rowe Price Retirement 2040 Fund	MassMutual Select T. Rowe Price Retirement 2045 Fund
Class I shares:
Net assets	$682,257,137	$437,106,133
Shares outstanding (a)	45,126,810	27,802,206
Net asset value, offering price and redemption price per share	$15.12	$15.72
Class M5 shares:
Net assets	$328,458,812	$65,612,086
Shares outstanding (a)	21,726,301	4,171,497
Net asset value, offering price and redemption price per share	$15.12	$15.73
Class M4 shares:
Net assets	$140,163,329	$54,914,191
Shares outstanding (a)	9,282,492	3,496,679
Net asset value, offering price and redemption price per share	$15.10	$15.70
Class M3 shares:
Net assets	$64,573,689	$28,681,109
Shares outstanding (a)	4,281,972	1,828,307
Net asset value, offering price and redemption price per share	$15.08	$15.69

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund	MassMutual Select T. Rowe Price Retirement 2065 Fund

$482,693,856	$303,344,066	$134,822,047	$893,709
30,764,300	18,950,297	8,244,949	88,568
$15.69	$16.01	$16.35	$10.09

$253,639,884	$32,156,542	$50,743,513	$104,923
16,167,839	2,004,594	3,111,463	10,411
$15.69	$16.04	$16.31	$10.08

$85,675,221	$32,460,068	$23,131,622	$113,225
5,457,981	2,029,002	1,423,237	11,254
$15.70	$16.00	$16.25	$10.06

$49,479,913	$20,513,292	$10,403,971	$100,447
3,166,489	1,288,758	642,243	10,000
$15.63	$15.92	$16.20	$10.04

The accompanying notes are an integral part of the financial statements.

91

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual 20/80 Allocation Fund	MassMutual 40/60 Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$860,359	$910,313
Dividends - affiliated issuers (Note 7)	3,653,686	3,337,852
Total investment income	4,514,045	4,248,165
Expenses (Note 3):
Custody fees	10,126	9,526
Audit and tax fees	39,987	39,987
Legal fees	5,588	5,861
Proxy fees	1,747	1,747
Accounting & Administration fees	43,487	43,487
Shareholder reporting fees	15,848	16,175
Trustees’ fees	13,488	14,410
Registration and filing fees	103,024	103,594
Transfer agent fees	2,980	2,980
	236,275	237,767
Administration fees:
Class R5	2,661	5,943
Service Class	224,932	27,735
Administrative Class	58,349	86,749
Class R4	6,039	73,963
Class A	42,409	138,126
Class R3	7,887	29,941
Class Y *	65	65
Distribution and Service fees:
Class R4	7,548	92,454
Class A	35,340	115,104
Class R3	19,718	74,854
Total expenses	641,223	882,701
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(13,415)	(22,741)
Class R5 fees reimbursed by adviser	(2,652)	(4,389)
Service Class fees reimbursed by adviser	(112,032)	(10,255)
Administrative Class fees reimbursed by adviser	(19,377)	(21,374)
Class R4 fees reimbursed by adviser	(3,012)	(27,314)
Class A fees reimbursed by adviser	(14,108)	(34,048)
Class R3 fees reimbursed by adviser	(3,937)	(11,075)
Class Y fees reimbursed by adviser *	(63)	(47)
Net expenses:	472,627	751,458
Net investment income (loss)	4,041,418	3,496,707
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(159,186)	33,316
Investment transactions - affiliated issuers (Note 7)	(6,731,480)	(6,160,573)
Realized gain distributions - affiliated issuers (Note 7)	3,415,420	7,032,828
Net realized gain (loss)	(3,475,246)	905,571
Net change in unrealized appreciation (depreciation) on:
Investment transactions- unaffiliated issuers	316,258	961,077
Investment transactions - affiliated issuers (Note 7)	6,282,710	8,154,342
Net change in unrealized appreciation (depreciation)	6,598,968	9,115,419
Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,123,722	10,020,990
Net increase (decrease) in net assets resulting from operations	$7,165,140	$13,517,697

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

92

MassMutual 60/40 Allocation Fund	MassMutual 80/20 Allocation Fund	MassMutual RetireSMART by JPMorgan In Retirement Fund	MassMutual RetireSMART by JPMorgan 2020 Fund	MassMutual RetireSMART by JPMorgan 2025 Fund	MassMutual RetireSMART by JPMorgan 2030 Fund

$842,717	$652,998	$786,249	$1,506,323	$1,224,016	$2,629,919
2,690,944	1,628,355	1,718,553	3,322,357	2,920,166	5,605,630
3,533,661	2,281,353	2,504,802	4,828,680	4,144,182	8,235,549

8,733	8,100	12,605	12,120	11,615	11,822
41,177	41,177	39,987	39,939	41,177	39,987
5,482	4,104	2,753	5,475	5,145	11,600
1,747	1,747	1,748	1,747	1,747	1,747
43,487	43,486	38,840	38,840	38,843	38,840
16,054	19,708	51,425	19,378	16,026	21,463
13,374	9,802	7,000	13,525	11,645	26,603
102,927	102,917	101,909	103,140	101,752	102,391
2,980	2,980	2,980	2,980	2,980	2,980
235,961	234,021	259,247	237,144	230,930	257,433

8,806	3,506	3,590	21,406	1,440	67,185
44,770	30,058	13,017	17,916	7,692	31,767
125,251	57,453	70,275	61,055	79,526	167,409
17,450	26,311	19,284	32,837	42,816	49,981
134,441	66,021	31,410	58,967	27,971	83,836
20,104	29,566	31,214	69,130	81,970	151,058
66	66	—	—	—	—

21,813	32,888	24,104	41,046	53,520	62,476
112,035	55,017	26,176	49,139	23,309	69,863
50,260	73,916	78,034	172,824	204,926	377,644
770,957	608,823	556,351	761,464	754,100	1,318,652

(24,970)	(36,188)	(35,127)	(40,354)	(64,591)	(23,186)
(7,126)	(3,422)	(9,042)	(23,450)	(2,096)	(25,757)
(18,118)	(14,696)	(16,384)	(9,871)	(5,661)	(6,206)
(33,760)	(18,670)	(58,922)	(22,427)	(38,815)	(21,625)
(7,056)	(12,821)	(24,251)	(18,091)	(31,375)	(9,701)
(36,275)	(21,433)	(26,336)	(21,670)	(13,635)	(10,859)
(8,131)	(14,404)	(39,263)	(38,110)	(60,017)	(29,366)
(51)	(64)	—	—	—	—
635,470	487,125	347,026	587,491	537,910	1,191,952
2,898,191	1,794,228	2,157,776	4,241,189	3,606,272	7,043,597

(254,102)	(104,659)	(21,484)	(162,378)	(79,710)	(311,357)
(7,497,904)	(6,462,093)	(5,709,283)	(14,793,887)	(10,148,588)	(28,996,330)
9,939,291	9,241,105	2,341,321	4,560,405	5,225,675	14,903,747
2,187,285	2,674,353	(3,389,446)	(10,395,860)	(5,002,623)	(14,403,940)

1,579,060	1,780,593	836,297	1,903,514	2,115,531	6,592,369
11,717,818	11,367,694	6,907,696	17,717,226	13,283,760	40,498,372
13,296,878	13,148,287	7,743,993	19,620,740	15,399,291	47,090,741
15,484,163	15,822,640	4,354,547	9,224,880	10,396,668	32,686,801
$18,382,354	$17,616,868	$6,512,323	$13,466,069	$14,002,940	$39,730,398

The accompanying notes are an integral part of the financial statements.

93

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual RetireSMART by JPMorgan 2035 Fund	MassMutual RetireSMART by JPMorgan 2040 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$1,205,925	$2,097,872
Dividends - affiliated issuers (Note 7)	2,001,261	2,905,493
Total investment income	3,207,186	5,003,365
Expenses (Note 3):
Custody fees	11,878	11,947
Audit and tax fees	39,987	39,987
Legal fees	5,330	8,689
Proxy fees	1,747	1,747
Accounting & Administration fees	38,831	38,825
Shareholder reporting fees	15,619	17,909
Trustees’ fees	11,709	19,721
Registration and filing fees	101,753	102,520
Transfer agent fees	2,980	2,980
	229,834	244,325
Administration fees:
Class R5	2,084	46,587
Service Class	12,708	25,724
Administrative Class	69,790	153,967
Class R4	41,606	35,584
Class A	23,940	50,334
Class R3	93,621	99,564
Distribution and Service fees:
Class R4	52,007	44,480
Class A	19,950	41,945
Class R3	234,052	248,910
Total expenses	779,592	991,420
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(46,154)	(29,909)
Class R5 fees reimbursed by adviser	(2,094)	(27,514)
Service Class fees reimbursed by adviser	(6,389)	(7,729)
Administrative Class fees reimbursed by adviser	(23,252)	(30,715)
Class R4 fees reimbursed by adviser	(20,686)	(10,658)
Class A fees reimbursed by adviser	(7,958)	(10,061)
Class R3 fees reimbursed by adviser	(46,687)	(29,828)
Net expenses:	626,372	845,006
Net investment income (loss)	2,580,814	4,158,359
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	612,462	268,503
Investment transactions - affiliated issuers (Note 7)	(8,609,103)	(21,280,261)
Realized gain distributions - affiliated issuers (Note 7)	8,235,014	15,264,148
Net realized gain (loss)	238,373	(5,747,610)
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	2,372,759	6,085,038
Investment transactions - affiliated issuers (Note 7)	14,531,209	34,912,509
Net change in unrealized appreciation (depreciation)	16,903,968	40,997,547
Net realized gain (loss) and change in unrealized appreciation (depreciation)	17,142,341	35,249,937
Net increase (decrease) in net assets resulting from operations	$19,723,155	$39,408,296

+	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

94

MassMutual RetireSMART by JPMorgan 2045 Fund	MassMutual RetireSMART by JPMorgan 2050 Fund	MassMutual RetireSMART by JPMorgan 2055 Fund	MassMutual RetireSMART by JPMorgan 2060 Fund	MassMutual RetireSMART by JPMorgan 2065 Fund+

$1,009,417	$1,591,066	$548,424	$182,839	$4,577
1,117,456	1,713,260	579,237	195,449	382
2,126,873	3,304,326	1,127,661	378,288	4,959

11,175	10,635	12,868	14,277	11,336
39,987	39,987	41,177	41,177	40,300
3,973	6,371	2,132	715	52
1,747	1,748	1,747	1,748	721
38,830	38,831	38,831	38,831	28,487
18,389	22,492	25,269	21,457	9,210
8,750	13,998	4,729	1,603	566
101,742	101,356	101,036	104,551	11,960
2,980	2,980	2,980	2,980	2,000
227,573	238,398	230,769	227,339	104,632

908	41,933	536	203	67
6,479	10,442	6,108	3,284	133
62,464	125,941	31,862	7,647	200
33,164	30,862	15,321	2,502	133
20,631	29,428	4,351	1,193	200
70,535	66,823	46,904	3,347	133

41,455	38,578	19,152	3,128	165
17,192	24,523	3,626	994	165
176,338	167,058	117,260	8,368	330
656,739	773,986	475,889	258,005	106,158

(54,063)	(34,655)	(54,049)	(142,009)	(41,883)
(1,642)	(47,032)	(2,034)	(2,249)	(10,469)
(5,884)	(5,980)	(11,564)	(18,160)	(10,466)
(37,456)	(48,011)	(40,164)	(28,187)	(10,461)
(29,848)	(17,654)	(28,878)	(13,833)	(10,455)
(12,393)	(11,226)	(5,465)	(4,401)	(10,452)
(63,567)	(38,237)	(88,615)	(18,500)	(10,446)
451,886	571,191	245,120	30,666	1,526
1,674,987	2,733,135	882,541	347,622	3,433

661,530	1,465,404	317,448	(13,693)	(1,421)
(7,195,424)	(17,804,900)	(4,438,830)	(1,845,540)	2,277
7,340,419	11,927,892	4,028,708	1,358,706	—
806,525	(4,411,604)	(92,674)	(500,527)	856

2,095,564	3,411,225	1,092,252	458,615	(16,523)
13,166,699	29,052,334	7,480,797	2,775,293	4,328
15,262,263	32,463,559	8,573,049	3,233,908	(12,195)
16,068,788	28,051,955	8,480,375	2,733,381	(11,339)
$17,743,775	$30,785,090	$9,362,916	$3,081,003	$(7,906)

The accompanying notes are an integral part of the financial statements.

95

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Select T. Rowe Price Retirement 2005 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$2,042,722	$283,907
Dividends - affiliated issuers (Note 7)	6,748,888	972,427
Total investment income	8,791,610	1,256,334
Expenses (Note 3):
Investment advisory fees:
Class I	88,726	53,057
Class M5	749,191	35,103
Class M4	40,875	11,467
Class M3	19,201	8,718
Distribution and Service fees:
Class M4	18,715	5,021
Class M3	17,582	7,634
Total expenses	934,290	121,000
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(25,398)	(17,496)
Class M5 fees reimbursed by adviser	(155,604)	(8,511)
Class M4 fees reimbursed by adviser	(8,498)	(2,776)
Class M3 fees reimbursed by adviser	(3,986)	(2,113)
Net expenses:	740,804	90,104
Net investment income (loss)	8,050,806	1,166,230
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(154,427)	(180,269)
Investment transactions - affiliated issuers (Note 7)	(2,025,550)	(2,613,324)
Realized gain distributions - affiliated issuers (Note 7)	4,785,233	788,516
Net realized gain (loss)	2,605,256	(2,005,077)
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(1,213,919)	(10,550)
Investment transactions - affiliated issuers (Note 7)	3,822,398	2,976,219
Net change in unrealized appreciation (depreciation)	2,608,479	2,965,669
Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,213,735	960,592
Net increase (decrease) in net assets resulting from operations	$13,264,541	$2,126,822

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual Select T. Rowe Price Retirement 2030 Fund	MassMutual Select T. Rowe Price Retirement 2035 Fund

$1,214,206	$1,297,298	$5,734,970	$5,407,408	$10,024,352	$3,713,923
3,823,119	4,000,836	17,319,879	15,783,464	29,182,885	13,052,714
5,037,325	5,298,134	23,054,849	21,190,872	39,207,237	16,766,637

273,380	284,724	1,294,390	1,881,565	3,716,361	2,683,085
119,635	229,195	846,493	522,446	2,342,308	746,539
57,802	29,564	423,666	352,542	1,088,113	540,857
42,207	11,657	206,487	187,031	514,564	264,539

25,308	12,726	173,274	137,239	400,943	190,485
36,958	10,030	168,882	145,598	379,146	186,330
555,290	577,896	3,113,192	3,226,421	8,441,435	4,611,835

(88,710)	(82,825)	(402,496)	(571,538)	(1,107,538)	(811,585)
(28,631)	(49,468)	(184,810)	(113,713)	(474,762)	(157,159)
(13,829)	(6,371)	(92,478)	(76,565)	(220,436)	(113,777)
(10,112)	(2,517)	(45,102)	(40,641)	(104,321)	(55,661)
414,008	436,715	2,388,306	2,423,964	6,534,378	3,473,653
4,623,317	4,861,419	20,666,543	18,766,908	32,672,859	13,292,984

(220,171)	(234,092)	(849,693)	(796,934)	(795,262)	(317,232)
(4,500,756)	(3,825,415)	(13,036,824)	(8,837,961)	1,305,206	1,942,522
3,531,066	4,125,312	20,234,285	23,951,388	64,495,674	40,082,456
(1,189,861)	65,805	6,347,768	14,316,493	65,005,618	41,707,746

(599,246)	(649,292)	(3,106,889)	(2,953,009)	(5,995,412)	(1,902,387)
6,923,393	6,903,763	30,234,364	32,089,564	68,352,531	43,758,729
6,324,147	6,254,471	27,127,475	29,136,555	62,357,119	41,856,342
5,134,286	6,320,276	33,475,243	43,453,048	127,362,737	83,564,088
$9,757,603	$11,181,695	$54,141,786	$62,219,956	$160,035,596	$96,857,072

The accompanying notes are an integral part of the financial statements.

97

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MassMutual Select T. Rowe Price Retirement 2040 Fund	MassMutual Select T. Rowe Price Retirement 2045 Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$3,491,754	$886,962
Dividends - affiliated issuers (Note 7)	19,663,360	8,711,027
Total investment income	23,155,114	9,597,989
Expenses (Note 3):
Investment advisory fees:
Class I	3,761,781	2,453,261
Class M5	2,401,358	527,439
Class M4	1,036,277	429,085
Class M3	513,003	218,283
Distribution and Service fees:
Class M4	352,700	142,217
Class M3	349,158	144,696
Total expenses	8,414,277	3,914,981
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(1,126,422)	(729,894)
Class M5 fees reimbursed by adviser	(506,918)	(104,793)
Class M4 fees reimbursed by adviser	(218,700)	(85,210)
Class M3 fees reimbursed by adviser	(108,314)	(43,345)
Net expenses:	6,453,923	2,951,739
Net investment income (loss)	16,701,191	6,646,250
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	(377,536)	(13,525)
Investment transactions - affiliated issuers (Note 7)	(1,345,126)	1,887,971
Realized gain distributions - affiliated issuers (Note 7)	75,553,833	37,825,462
Net realized gain (loss)	73,831,171	39,699,908
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(1,304,567)	(291,605)
Investment transactions - affiliated issuers (Note 7)	90,505,108	42,751,899
Net change in unrealized appreciation (depreciation)	89,200,541	42,460,294
Net realized gain (loss) and change in unrealized appreciation (depreciation)	163,031,712	82,160,202
Net increase (decrease) in net assets resulting from operations	$179,732,903	$88,806,452

+	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Select T. Rowe Price Retirement 2060 Fund	MassMutual Select T. Rowe Price Retirement 2065 Fund+

$1,119,666	$410,944	$203,392	$747
12,536,306	5,297,713	2,489,947	—
13,655,972	5,708,657	2,693,339	747

2,738,138	1,667,989	651,280	3,048
1,895,359	262,859	339,628	510
639,809	240,845	160,115	531
379,253	159,447	67,479	510

209,636	78,807	52,392	173
248,526	104,348	44,160	331
6,110,721	2,514,295	1,315,054	5,103

(795,149)	(458,118)	(178,781)	(773)
(367,739)	(47,727)	(61,620)	(83)
(124,112)	(43,713)	(29,043)	(87)
(73,578)	(28,939)	(12,239)	(83)
4,750,143	1,935,798	1,033,371	4,077
8,905,829	3,772,859	1,659,968	(3,330)

(8,877)	(4,630)	(3,097)	(1)
(61,857)	1,411,462	(485,045)	2,130
56,704,380	24,151,155	11,340,891	—
56,633,646	25,557,987	10,852,749	2,129

(202,754)	(88,713)	(39,437)	(62)
67,952,970	27,375,290	13,494,744	2,426
67,750,216	27,286,577	13,455,307	2,364
124,383,862	52,844,564	24,308,056	4,493
$133,289,691	$56,617,423	$25,968,024	$1,163

The accompanying notes are an integral part of the financial statements.

99

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 20/80 Allocation Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,041,418	$5,550,389
Net realized gain (loss)	(3,475,246)	5,427,556
Net change in unrealized appreciation (depreciation)	6,598,968	(41,235,179)
Net increase (decrease) in net assets resulting from operations	7,165,140	(30,257,234)
Distributions to shareholders (Note 2):
Class I	(640,649)	(1,238,827)
Class R5	(122,530)	(600,769)
Service Class	(5,093,925)	(8,033,664)
Administrative Class	(859,307)	(1,380,292)
Class R4	(129,313)	(245,146)
Class A	(654,843)	(1,138,922)
Class R3	(179,061)	(352,697)
Total distributions	(7,679,628)	(12,990,317)
Net fund share transactions (Note 5):
Class I	438,679	(2,103,974)
Class R5	191,406	(2,305,651)
Service Class	9,334,644	6,779,177
Administrative Class	407,902	(3,903,293)
Class R4	(3,431)	(345,473)
Class A	(2,157,734)	(1,622,237)
Class R3	(631,671)	(318,660)
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	7,679,795	(3,820,111)
Total increase (decrease) in net assets	7,165,307	(47,067,662)
Net assets
Beginning of year	158,276,241	205,343,903
End of year	$165,441,548	$158,276,241

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

100

MassMutual 40/60 Allocation Fund		MassMutual 60/40 Allocation Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$3,496,707	$4,981,216	$2,898,191	$3,831,174
905,571	11,179,987	2,187,285	20,015,080
9,115,419	(51,619,335)	13,296,878	(55,295,077)
13,517,697	(35,458,132)	18,382,354	(31,448,823)

(2,055,129)	(4,148,911)	(3,260,867)	(3,794,867)
(384,889)	(1,032,740)	(890,196)	(3,219,903)
(908,402)	(1,343,448)	(2,285,237)	(3,146,970)
(1,884,705)	(3,071,255)	(4,179,251)	(6,382,082)
(2,276,436)	(2,964,646)	(910,830)	(1,207,371)
(2,957,749)	(4,443,631)	(4,529,555)	(6,723,767)
(910,614)	(1,638,358)	(946,735)	(1,497,170)
(11,377,924)	(18,642,989)	(17,002,671)	(25,972,130)

(1,080,864)	(6,098,250)	33,924	8,957,790
447,762	(936,236)	99,093	(7,481,634)
333,047	(155,878)	1,240,429	3,069,423
(2,711,385)	(7,212,434)	89,595	(9,391,568)
6,196,484	8,541,664	(65,310)	128,550
(7,029,015)	(2,901,611)	(5,116,021)	2,953,733
(1,322,516)	13,071,702	556,616	(1,229,515)
100,000	—	100,000	—
(5,066,487)	4,308,957	(3,061,674)	(2,993,221)
(2,926,714)	(49,792,164)	(1,681,991)	(60,414,174)

169,657,280	219,449,444	157,055,026	217,469,200
$166,730,566	$169,657,280	$155,373,035	$157,055,026

The accompanying notes are an integral part of the financial statements.

101

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual 80/20 Allocation Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,794,228	$2,393,927
Net realized gain (loss)	2,674,353	16,123,048
Net change in unrealized appreciation (depreciation)	13,148,287	(43,426,587)
Net increase (decrease) in net assets resulting from operations	17,616,868	(24,909,612)
Distributions to shareholders (Note 2):
Class I	(4,562,908)	(4,471,193)
Class R5	(408,930)	(1,041,225)
Service Class	(1,853,287)	(1,807,424)
Administrative Class	(2,312,351)	(2,483,791)
Class R4	(1,569,151)	(1,513,090)
Class A	(2,636,182)	(3,033,006)
Class R3	(1,725,856)	(1,933,462)
Total distributions	(15,068,665)	(16,283,191)
Net fund share transactions (Note 5):
Class I	1,474,374	6,133,707
Class R5	37,262	(2,472,773)
Service Class	2,432,893	1,534,430
Administrative Class	(742,714)	75,659
Class R4	282,942	1,838,245
Class A	(1,034,187)	(4,488,481)
Class R3	(739,445)	169,252
Class Y *	100,000	—
Increase (decrease) in net assets from fund share transactions	1,811,125	2,790,039
Total increase (decrease) in net assets	4,359,328	(38,402,764)
Net assets
Beginning of year	113,754,854	152,157,618
End of year	$118,114,182	$113,754,854

*	Commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

102

MassMutual RetireSMART by JPMorgan In Retirement Fund		MassMutual RetireSMART by JPMorgan 2020 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$2,157,776	$2,748,049	$4,241,189	$6,070,225
(3,389,446)	3,361,952	(10,395,860)	9,904,182
7,743,993	(22,928,403)	19,620,740	(49,550,980)
6,512,323	(16,818,402)	13,466,069	(33,576,573)

(1,099,052)	(2,168,614)	(2,144,021)	(5,427,736)
(290,743)	(583,890)	(1,325,660)	(3,589,231)
(456,318)	(1,226,005)	(495,387)	(2,853,464)
(1,675,268)	(3,703,959)	(1,083,859)	(3,361,305)
(679,791)	(1,429,001)	(855,596)	(2,185,392)
(710,788)	(1,511,593)	(1,004,151)	(2,911,317)
(1,087,614)	(2,558,247)	(1,783,972)	(5,025,570)
(5,999,574)	(13,181,309)	(8,692,646)	(25,354,015)

(3,987,798)	1,483,711	(10,013,826)	(594,904)
(2,990,492)	(1,426,083)	(22,749,685)	(6,616,765)
507,783	(1,786,063)	(3,188,093)	(15,164,374)
(232,890)	(1,422,162)	(2,454,642)	(15,337,082)
(508,719)	965,450	(564,250)	(2,784,252)
(318,879)	(783,912)	(3,260,026)	(4,218,129)
(2,930,062)	(743,759)	(4,015,566)	(2,272,463)
—	—	—	—
(10,461,057)	(3,712,818)	(46,246,088)	(46,987,969)
(9,948,308)	(33,712,529)	(41,472,665)	(105,918,557)

83,035,806	116,748,335	161,591,477	267,510,034
$73,087,498	$83,035,806	$120,118,812	$161,591,477

The accompanying notes are an integral part of the financial statements.

103

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2025 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,606,272	$4,798,414
Net realized gain (loss)	(5,002,623)	12,172,970
Net change in unrealized appreciation (depreciation)	15,399,291	(48,604,539)
Net increase (decrease) in net assets resulting from operations	14,002,940	(31,633,155)
Distributions to shareholders (Note 2):
Class I	(3,937,604)	(6,727,045)
Class R5	(98,090)	(170,263)
Service Class	(336,885)	(1,005,276)
Administrative Class	(2,132,964)	(4,048,008)
Class R4	(1,753,245)	(3,159,331)
Class A	(720,734)	(1,319,721)
Class R3	(3,216,163)	(6,859,146)
Total distributions	(12,195,685)	(23,288,790)
Net fund share transactions (Note 5):
Class I	(7,076,444)	3,796,983
Class R5	414,108	229,396
Service Class	(531,505)	(3,127,399)
Administrative Class	599,372	(872,659)
Class R4	(877,821)	(452,825)
Class A	462,651	(1,813,979)
Class R3	33,304	(5,089,454)
Increase (decrease) in net assets from fund share transactions	(6,976,335)	(7,329,937)
Total increase (decrease) in net assets	(5,169,080)	(62,251,882)
Net assets
Beginning of year	142,055,733	204,307,615
End of year	$136,886,653	$142,055,733

The accompanying notes are an integral part of the financial statements.

104

MassMutual RetireSMART by JPMorgan 2030 Fund		MassMutual RetireSMART by JPMorgan 2035 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$7,043,597	$9,668,808	$2,580,814	$3,736,703
(14,403,940)	35,888,132	238,373	19,417,047
47,090,741	(115,975,315)	16,903,968	(55,513,581)
39,730,398	(70,418,375)	19,723,155	(32,359,831)

(5,853,234)	(7,590,627)	(5,178,655)	(7,493,815)
(7,159,635)	(9,879,698)	(195,833)	(507,462)
(1,579,399)	(4,887,084)	(741,028)	(1,116,572)
(5,062,806)	(8,294,775)	(2,373,994)	(4,300,099)
(2,277,426)	(3,261,072)	(2,007,206)	(3,138,533)
(2,540,100)	(3,907,101)	(780,364)	(1,587,976)
(7,093,523)	(9,912,512)	(4,776,856)	(7,197,154)
(31,566,123)	(47,732,869)	(16,053,936)	(25,341,611)

(5,711,276)	11,540,005	582,745	4,176,558
(60,344,212)	14,286,906	(690,325)	251,733
(1,162,543)	(21,407,161)	(612,401)	689,935
5,928,872	(8,251,960)	2,065,930	(3,135,451)
359,036	(2,558,212)	2,011,043	2,298,212
(837,712)	(962,124)	498,775	(3,140,448)
2,609,245	8,851,699	4,178,319	4,710,453
(59,158,590)	1,499,153	8,034,086	5,850,992
(50,994,315)	(116,652,091)	11,703,305	(51,850,450)

309,142,132	425,794,223	138,292,837	190,143,287
$258,147,817	$309,142,132	$149,996,142	$138,292,837

The accompanying notes are an integral part of the financial statements.

105

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2040 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,158,359	$5,852,550
Net realized gain (loss)	(5,747,610)	35,051,771
Net change in unrealized appreciation (depreciation)	40,997,547	(95,021,125)
Net increase (decrease) in net assets resulting from operations	39,408,296	(54,116,804)
Distributions to shareholders (Note 2):
Class I	(5,809,434)	(7,184,429)
Class R5	(5,781,138)	(7,743,505)
Service Class	(1,452,117)	(3,883,802)
Administrative Class	(5,323,215)	(8,831,913)
Class R4	(1,861,099)	(2,703,434)
Class A	(1,725,507)	(3,004,403)
Class R3	(5,372,313)	(7,294,397)
Total distributions	(27,324,823)	(40,645,883)
Net fund share transactions (Note 5):
Class I	(3,754,110)	12,439,829
Class R5	(50,721,292)	4,018,713
Service Class	(1,074,270)	(9,323,196)
Administrative Class	5,466,218	(1,620,308)
Class R4	1,829,745	710,885
Class A	648,830	(3,716,959)
Class R3	4,428,951	8,645,354
Increase (decrease) in net assets from fund share transactions	(43,175,928)	11,154,318
Total increase (decrease) in net assets	(31,092,455)	(83,608,369)
Net assets
Beginning of year	223,911,848	307,520,217
End of year	$192,819,393	$223,911,848

The accompanying notes are an integral part of the financial statements.

106

MassMutual RetireSMART by JPMorgan 2045 Fund		MassMutual RetireSMART by JPMorgan 2050 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$1,674,987	$2,215,433	$2,733,135	$3,608,607
806,525	18,050,854	(4,411,604)	25,288,510
15,262,263	(44,492,326)	32,463,559	(67,325,361)
17,743,775	(24,226,039)	30,785,090	(38,428,244)

(3,977,946)	(5,197,007)	(3,397,106)	(4,001,187)
(97,499)	(233,390)	(5,256,874)	(6,771,126)
(480,213)	(750,930)	(572,869)	(1,792,181)
(2,574,934)	(4,119,090)	(4,402,189)	(6,326,202)
(1,993,731)	(3,070,820)	(1,583,369)	(2,086,826)
(884,534)	(1,394,259)	(1,023,608)	(1,613,009)
(4,445,492)	(6,234,573)	(3,540,081)	(4,577,472)
(14,454,349)	(21,000,069)	(19,776,096)	(27,168,003)

1,010,206	7,715,151	1,633,520	10,073,048
(394,840)	387,622	(44,539,013)	7,904,319
(472,982)	35,405	382,304	(5,029,138)
3,779,250	(1,062,181)	7,678,270	3,181,675
279,345	3,364,801	3,465,302	1,281,405
349,111	(2,516,569)	873,537	(2,365,207)
3,546,056	4,216,865	3,923,430	5,682,779
8,096,146	12,141,094	(26,582,650)	20,728,881
11,385,572	(33,085,014)	(15,573,656)	(44,867,366)

101,074,343	134,159,357	156,841,574	201,708,940
$112,459,915	$101,074,343	$141,267,918	$156,841,574

The accompanying notes are an integral part of the financial statements.

107

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual RetireSMART by JPMorgan 2055 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$882,541	$1,091,325
Net realized gain (loss)	(92,674)	8,659,477
Net change in unrealized appreciation (depreciation)	8,573,049	(22,550,793)
Net increase (decrease) in net assets resulting from operations	9,362,916	(12,799,991)
Distributions to shareholders (Note 2):
Class I	(1,843,278)	(2,006,510)
Class R5	(57,279)	(140,902)
Service Class	(399,805)	(427,079)
Administrative Class	(1,271,770)	(1,486,503)
Class R4	(863,273)	(978,197)
Class A	(162,677)	(278,324)
Class R3	(2,780,779)	(3,173,283)
Total distributions	(7,378,861)	(8,490,798)
Net fund share transactions (Note 5):
Class I	500,980	3,926,497
Class R5	(490,728)	(330,743)
Service Class	215,309	439,012
Administrative Class	1,756,990	1,567,180
Class R4	2,278,425	588,767
Class A	267,963	(4,415,857)
Class R3	3,182,548	4,398,521
Increase (decrease) in net assets from fund share transactions	7,711,487	6,173,377
Total increase (decrease) in net assets	9,695,542	(15,117,412)
Net assets
Beginning of year	52,620,572	67,737,984
End of year	$62,316,114	$52,620,572

+	Fund commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

108

MassMutual RetireSMART by JPMorgan 2060 Fund		MassMutual RetireSMART by JPMorgan 2065 Fund+
Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2023

$347,622	$448,209	$3,433
(500,527)	2,799,082	856
3,233,908	(7,360,029)	(12,195)
3,081,003	(4,112,738)	(7,906)

(1,693,451)	(1,805,036)	—
(25,192)	(29,013)	—
(187,087)	(294,339)	—
(283,229)	(264,001)	—
(134,231)	(126,810)	—
(48,042)	(59,676)	—
(182,699)	(163,129)	—
(2,553,931)	(2,742,004)	—

1,528,231	1,165,849	400,000
15,274	(1,094,424)	100,000
461,066	(175,190)	100,000
1,216,992	300,268	100,000
550,165	243,735	100,000
92,466	(150,516)	100,000
433,624	304,892	100,000
4,297,818	594,614	1,000,000
4,824,890	(6,260,128)	992,094

17,298,692	23,558,820	—
$22,123,582	$17,298,692	$992,094

The accompanying notes are an integral part of the financial statements.

109

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement Balanced Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,050,806	$4,950,647
Net realized gain (loss)	2,605,256	9,178,349
Net change in unrealized appreciation (depreciation)	2,608,479	(43,066,429)
Net increase (decrease) in net assets resulting from operations	13,264,541	(28,937,433)
Distributions to shareholders (Note 2):
Class I	(2,083,792)	(2,585,460)
Class M5	(12,897,182)	(14,662,986)
Class M4	(703,701)	(981,001)
Class M3	(303,774)	(532,352)
Total distributions	(15,988,449)	(18,761,799)
Net fund share transactions (Note 5):
Class I	5,250,089	1,445,857
Class M5	17,794,329	11,700,499
Class M4	1,042,416	(4,323,266)
Class M3	(1,001,852)	(776,293)
Increase (decrease) in net assets from fund share transactions	23,084,982	8,046,797
Total increase (decrease) in net assets	20,361,074	(39,652,435)
Net assets
Beginning of year	158,131,070	197,783,505
End of year	$178,492,144	$158,131,070

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Retirement 2005 Fund		MassMutual Select T. Rowe Price Retirement 2010 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$1,166,230	$739,183	$4,623,317	$3,418,483
(2,005,077)	1,391,096	(1,189,861)	8,498,920
2,965,669	(6,704,616)	6,324,147	(33,381,727)
2,126,822	(4,574,337)	9,757,603	(21,464,324)

(1,407,669)	(2,750,646)	(7,409,599)	(8,034,238)
(523,707)	(1,254,316)	(2,418,095)	(4,122,512)
(152,332)	(435,381)	(1,078,821)	(2,002,161)
(119,775)	(252,072)	(883,160)	(1,406,657)
(2,203,483)	(4,692,415)	(11,789,675)	(15,565,568)

(6,703,971)	3,300,787	703,963	7,923,247
399,753	249,065	(654,133)	(3,276,299)
(447,569)	(176,218)	(1,232,675)	(11,183,029)
40,459	372,464	(3,203,112)	(1,981,825)
(6,711,328)	3,746,098	(4,385,957)	(8,517,906)
(6,787,989)	(5,520,654)	(6,418,029)	(45,547,798)

24,379,240	29,899,894	103,262,942	148,810,740
$17,591,251	$24,379,240	$96,844,913	$103,262,942

The accompanying notes are an integral part of the financial statements.

111

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2015 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,861,419	$3,499,411
Net realized gain (loss)	65,805	10,774,424
Net change in unrealized appreciation (depreciation)	6,254,471	(38,590,069)
Net increase (decrease) in net assets resulting from operations	11,181,695	(24,316,234)
Distributions to shareholders (Note 2):
Class I	(7,786,710)	(7,318,355)
Class M5	(4,703,572)	(6,292,593)
Class M4	(527,680)	(911,386)
Class M3	(177,093)	(672,724)
Total distributions	(13,195,055)	(15,195,058)
Net fund share transactions (Note 5):
Class I	(1,790,758)	7,283,459
Class M5	(2,431,236)	(9,817,010)
Class M4	295,917	(4,509,670)
Class M3	(2,903,043)	(784,711)
Increase (decrease) in net assets from fund share transactions	(6,829,120)	(7,827,932)
Total increase (decrease) in net assets	(8,842,480)	(47,339,224)
Net assets
Beginning of year	114,231,434	161,570,658
End of year	$105,388,954	$114,231,434

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Retirement 2020 Fund		MassMutual Select T. Rowe Price Retirement 2025 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$20,666,543	$15,881,874	$18,766,908	$13,322,494
6,347,768	60,739,809	14,316,493	62,953,320
27,127,475	(188,805,167)	29,136,555	(199,100,601)
54,141,786	(112,183,484)	62,219,956	(122,824,787)

(37,135,320)	(34,844,854)	(49,501,853)	(39,896,413)
(18,245,174)	(34,353,981)	(11,472,649)	(20,726,297)
(8,827,372)	(12,573,464)	(6,910,733)	(9,222,674)
(4,310,980)	(5,847,991)	(3,539,461)	(5,178,774)
(68,518,846)	(87,620,290)	(71,424,696)	(75,024,158)

7,624,061	53,228,140	22,499,739	95,751,574
(4,197,957)	(78,657,276)	(10,176,713)	(67,154,610)
(5,771,562)	(39,379,155)	(1,540,099)	(23,823,246)
(4,489,193)	(5,415,025)	(8,881,509)	(1,689,685)
(6,834,651)	(70,223,316)	1,901,418	3,084,033
(21,211,711)	(270,027,090)	(7,303,322)	(194,764,912)

511,858,051	781,885,141	527,571,778	722,336,690
$490,646,340	$511,858,051	$520,268,456	$527,571,778

The accompanying notes are an integral part of the financial statements.

113

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2030 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$32,672,859	$24,419,312
Net realized gain (loss)	65,005,618	158,881,626
Net change in unrealized appreciation (depreciation)	62,357,119	(480,141,300)
Net increase (decrease) in net assets resulting from operations	160,035,596	(296,840,362)
Distributions to shareholders (Note 2):
Class I	(89,308,577)	(57,773,560)
Class M5	(43,648,928)	(64,993,323)
Class M4	(19,583,770)	(22,804,375)
Class M3	(9,130,988)	(10,071,168)
Total distributions	(161,672,263)	(155,642,426)
Net fund share transactions (Note 5):
Class I	90,347,761	245,256,169
Class M5	21,786,312	(169,919,501)
Class M4	11,156,855	(79,993,542)
Class M3	(9,115,282)	(3,403,119)
Increase (decrease) in net assets from fund share transactions	114,175,646	(8,059,993)
Total increase (decrease) in net assets	112,538,979	(460,542,781)
Net assets
Beginning of year	1,173,126,740	1,633,669,521
End of year	$1,285,665,719	$1,173,126,740

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Retirement 2035 Fund		MassMutual Select T. Rowe Price Retirement 2040 Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$13,292,984	$10,038,522	$16,701,191	$15,444,739
41,707,746	83,234,210	73,831,171	169,636,273
41,856,342	(255,898,025)	89,200,541	(476,809,768)
96,857,072	(162,625,293)	179,732,903	(291,728,756)

(53,962,632)	(32,763,576)	(82,791,145)	(36,056,081)
(12,699,918)	(20,742,335)	(42,625,996)	(53,396,718)
(8,298,444)	(9,244,410)	(17,706,685)	(16,502,684)
(4,034,514)	(3,608,202)	(8,989,189)	(6,931,706)
(78,995,508)	(66,358,523)	(152,113,015)	(112,887,189)

76,892,181	171,342,119	125,586,124	296,917,672
1,202,780	(81,585,427)	25,407,133	(159,456,975)
3,230,681	(21,868,048)	12,866,874	(64,617,604)
(1,144,824)	4,198,299	(3,281,773)	117,669
80,180,818	72,086,943	160,578,358	72,960,762
98,042,382	(156,896,873)	188,198,246	(331,655,183)

613,785,369	770,682,242	1,027,254,721	1,358,909,904
$711,827,751	$613,785,369	$1,215,452,967	$1,027,254,721

The accompanying notes are an integral part of the financial statements.

115

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Retirement 2045 Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,646,250	$6,117,222
Net realized gain (loss)	39,699,908	71,989,508
Net change in unrealized appreciation (depreciation)	42,460,294	(213,940,049)
Net increase (decrease) in net assets resulting from operations	88,806,452	(135,833,319)
Distributions to shareholders (Note 2):
Class I	(45,395,168)	(21,166,192)
Class M5	(8,635,706)	(16,777,545)
Class M4	(6,096,550)	(7,420,678)
Class M3	(3,138,892)	(2,571,996)
Total distributions	(63,266,316)	(47,936,411)
Net fund share transactions (Note 5):
Class I	85,722,051	190,273,471
Class M5	(3,408,536)	(90,582,508)
Class M4	3,230,834	(14,537,787)
Class M3	(205,919)	2,860,943
Increase (decrease) in net assets from fund share transactions	85,338,430	88,014,119
Total increase (decrease) in net assets	110,878,566	(95,755,611)
Net assets
Beginning of year	475,434,953	571,190,564
End of year	$586,313,519	$475,434,953

+	Fund commenced operations on February 1, 2023.

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select T. Rowe Price Retirement 2050 Fund		MassMutual Select T. Rowe Price Retirement 2055 Fund		MassMutual Select T. Rowe Price Retirement 2060 Fund		MassMutual Select T. Rowe Price Retirement 2065 Fund+
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2023

$8,905,829	$9,265,441	$3,772,859	$3,383,364	$1,659,968	$1,192,084	$(3,330)
56,633,646	114,470,349	25,557,987	40,732,829	10,852,749	14,813,682	2,129
67,750,216	(328,897,584)	27,286,577	(126,715,974)	13,455,307	(49,833,271)	2,364
133,289,691	(205,161,794)	56,617,423	(82,599,781)	25,968,024	(33,827,505)	1,163

(53,739,968)	(20,743,294)	(26,744,224)	(9,025,508)	(7,603,946)	(4,688,197)	—
(30,227,423)	(31,856,014)	(3,855,725)	(11,205,031)	(3,403,805)	(2,856,276)	—
(9,646,526)	(10,328,244)	(3,046,858)	(3,746,457)	(1,568,194)	(1,576,504)	—
(5,858,975)	(4,275,899)	(2,007,743)	(1,509,059)	(631,426)	(472,782)	—
(99,472,892)	(67,203,451)	(35,654,550)	(25,486,055)	(13,207,371)	(9,593,759)	—

101,076,749	217,391,343	72,437,242	163,059,428	57,435,659	36,639,255	893,798
21,733,795	(93,244,315)	(2,901,634)	(81,677,025)	10,771,305	15,997,233	104,176
11,150,964	(47,277,199)	3,354,863	(7,108,746)	4,565,748	4,230,614	113,167
2,611,285	885,289	(178,746)	4,716,926	3,145,051	2,524,638	100,000
136,572,793	77,755,118	72,711,725	78,990,583	75,917,763	59,391,740	1,211,141
170,389,592	(194,610,127)	93,674,598	(29,095,253)	88,678,416	15,970,476	1,212,304

701,099,282	895,709,409	294,799,370	323,894,623	130,422,737	114,452,261	—
$871,488,874	$701,099,282	$388,473,968	$294,799,370	$219,101,153	$130,422,737	$1,212,304

The accompanying notes are an integral part of the financial statements.

117

MassMutual 20/80 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.37	$0.22	$0.17	$0.39	$(0.25)	$(0.17)	$(0.42)	$8.34	4.70%	$13,553	0.14%	0.04%	2.62%
9/30/22	10.60	0.32	(1.84)	(1.52)	(0.33)	(0.38)	(0.71)	8.37	(15.46%)	13,143	0.12%	0.04%	3.35%
9/30/21	10.34	0.28	0.56	0.84	(0.38)	(0.20)	(0.58)	10.60	8.35%	18,990	0.12%	0.03%	2.67%
9/30/20	10.15	0.25	0.45	0.70	(0.31)	(0.20)	(0.51)	10.34	7.09%	17,848	0.11%	0.02%	2.49%
9/30/19	10.02	0.27	0.37	0.64	(0.32)	(0.19)	(0.51)	10.15	6.95%	12,197	0.12%	0.02%	2.78%
Class R5
9/30/23	$8.35	$0.22	$0.17	$0.39	$(0.24)	$(0.17)	$(0.41)	$8.33	4.66%	$2,672	0.24%	0.14%	2.53%
9/30/22	10.59	0.45	(1.99)	(1.54)	(0.32)	(0.38)	(0.70)	8.35	(15.64%)	2,488	0.22%	0.14%	4.59%
9/30/21	10.32	0.27	0.57	0.84	(0.37)	(0.20)	(0.57)	10.59	8.37%	6,108	0.22%	0.13%	2.62%
9/30/20	10.14	0.28	0.40	0.68	(0.30)	(0.20)	(0.50)	10.32	6.89%	5,946	0.21%	0.12%	2.85%
9/30/19	10.01	0.29	0.34	0.63	(0.31)	(0.19)	(0.50)	10.14	6.83%	6,919	0.22%	0.12%	2.96%
Service Class
9/30/23	$8.35	$0.20	$0.17	$0.37	$(0.23)	$(0.17)	$(0.40)	$8.32	4.49%	$111,916	0.34%	0.24%	2.40%
9/30/22	10.58	0.28	(1.82)	(1.54)	(0.31)	(0.38)	(0.69)	8.35	(15.66%)	103,035	0.32%	0.24%	2.95%
9/30/21	10.32	0.24	0.59	0.83	(0.37)	(0.20)	(0.57)	10.58	8.21%	123,549	0.32%	0.23%	2.27%
9/30/20	10.13	0.05	0.63	0.68	(0.29)	(0.20)	(0.49)	10.32	6.90%	114,464	0.31%	0.22%	0.51%
9/30/19	10.01	0.27	0.34	0.61	(0.30)	(0.19)	(0.49)	10.13	6.62%	9,225	0.32%	0.22%	2.74%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	27%	27%	26%	33%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

118

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.38	$0.20	$0.16		$0.36	$(0.22)	$(0.17)	$(0.39)	$8.35	4.35%	$18,560	0.44%	0.34%	2.30%
9/30/22	10.60	0.28	(1.84)		(1.56)	(0.28)	(0.38)	(0.66)	8.38	(15.72%)	18,215	0.42%	0.34%	2.88%
9/30/21	10.33	0.25	0.57		0.82	(0.35)	(0.20)	(0.55)	10.60	8.11%	26,944	0.42%	0.33%	2.40%
9/30/20	10.14	0.22	0.44		0.66	(0.27)	(0.20)	(0.47)	10.33	6.72%	34,036	0.41%	0.32%	2.17%
9/30/19	10.01	0.28	0.33		0.61	(0.29)	(0.19)	(0.48)	10.14	6.57%	32,206	0.42%	0.32%	2.87%
Class R4
9/30/23	$8.51	$0.19	$0.18		$0.37	$(0.21)	$(0.17)	$(0.38)	$8.50	4.32%	$3,054	0.59%	0.49%	2.22%
9/30/22	10.76	0.27	(1.87)		(1.60)	(0.27)	(0.38)	(0.65)	8.51	(15.92%)	3,066	0.57%	0.49%	2.80%
9/30/21	10.21	0.26	0.55		0.81	(0.06)	(0.20)	(0.26)	10.76	8.00%	4,254	0.57%	0.48%	2.46%
9/30/20	10.04	0.39	0.25		0.64	(0.27)	(0.20)	(0.47)	10.21	6.51%	6,643	0.56%	0.47%	3.94%
9/30/19	9.92	0.24	0.35		0.59	(0.28)	(0.19)	(0.47)	10.04	6.42%	124,050	0.57%	0.47%	2.47%
Class A
9/30/23	$8.42	$0.20	$0.14		$0.34	$(0.20)	$(0.17)	$(0.37)	$8.39	4.05%	$12,091	0.69%	0.59%	2.31%
9/30/22	10.65	0.26	(1.84)		(1.58)	(0.27)	(0.38)	(0.65)	8.42	(15.90%)	14,202	0.67%	0.59%	2.69%
9/30/21	10.38	0.22	0.57		0.79	(0.32)	(0.20)	(0.52)	10.65	7.76%	19,773	0.67%	0.58%	2.08%
9/30/20	10.19	0.23	0.41		0.64	(0.25)	(0.20)	(0.45)	10.38	6.45%	22,073	0.66%	0.57%	2.30%
9/30/19	10.05	0.25	0.34		0.59	(0.26)	(0.19)	(0.45)	10.19	6.34%	25,898	0.67%	0.57%	2.59%
Class R3
9/30/23	$8.25	$0.18	$0.14		$0.32	$(0.18)	$(0.17)	$(0.35)	$8.22	3.90%	$3,499	0.84%	0.74%	2.19%
9/30/22	10.45	0.24	(1.81)		(1.57)	(0.25)	(0.38)	(0.63)	8.25	(16.05%)	4,126	0.82%	0.74%	2.49%
9/30/21	10.20	0.21	0.56		0.77	(0.32)	(0.20)	(0.52)	10.45	7.64%	5,725	0.82%	0.73%	2.06%
9/30/20	10.01	0.21	0.41		0.62	(0.23)	(0.20)	(0.43)	10.20	6.32%	6,964	0.81%	0.72%	2.11%
9/30/19	9.89	0.22	0.34		0.56	(0.25)	(0.19)	(0.44)	10.01	6.15%	7,102	0.82%	0.72%	2.30%
Class Y
9/30/23[g]	$8.67	$0.02	$(0.37	)aa	$(0.35)	$—	$—	$—	$8.32	(4.04%)[b]	$96	0.24%[a]	0.14%[a]	0.33%[a]

The accompanying notes are an integral part of the financial statements.

119

MassMutual 40/60 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.11	$0.19	$0.46	$0.65	$(0.21)	$(0.37)	$(0.58)	$8.18	8.25%	$29,787	0.13%	0.06%	2.30%
9/30/22	10.57	0.27	(1.85)	(1.58)	(0.33)	(0.55)	(0.88)	8.11	(16.39%)	30,477	0.11%	0.06%	2.83%
9/30/21	9.80	0.22	1.11	1.33	(0.33)	(0.23)	(0.56)	10.57	13.89%	47,449	0.11%	0.05%	2.09%
9/30/20	9.93	0.18	0.71	0.89	(0.24)	(0.78)	(1.02)	9.80	9.29%	36,725	0.10%	0.04%	1.94%
9/30/19	10.58	0.21	0.13	0.34	(0.31)	(0.68)	(0.99)	9.93	4.69%	28,843	0.10%	0.04%	2.13%
Class R5
9/30/23	$8.12	$0.18	$0.46	$0.64	$(0.20)	$(0.37)	$(0.57)	$8.19	8.10%	$6,005	0.23%	0.16%	2.17%
9/30/22	10.57	0.34	(1.92)	(1.58)	(0.32)	(0.55)	(0.87)	8.12	(16.37%)	5,503	0.21%	0.16%	3.59%
9/30/21	9.81	0.23	1.08	1.31	(0.32)	(0.23)	(0.55)	10.57	13.66%	8,580	0.21%	0.15%	2.23%
9/30/20	9.94	0.22	0.65	0.87	(0.22)	(0.78)	(1.00)	9.81	9.12%	9,331	0.20%	0.14%	2.34%
9/30/19	10.57	0.28	0.06	0.34	(0.29)	(0.68)	(0.97)	9.94	4.76%	9,972	0.20%	0.14%	2.88%
Service Class
9/30/23	$8.17	$0.18	$0.46	$0.64	$(0.20)	$(0.37)	$(0.57)	$8.24	7.95%	$13,315	0.33%	0.26%	2.12%
9/30/22	10.62	0.23	(1.82)	(1.59)	(0.31)	(0.55)	(0.86)	8.17	(16.40%)	12,834	0.31%	0.26%	2.43%
9/30/21	9.85	0.21	1.10	1.31	(0.31)	(0.23)	(0.54)	10.62	13.62%	16,971	0.31%	0.25%	2.06%
9/30/20	9.98	0.13	0.73	0.86	(0.21)	(0.78)	(0.99)	9.85	8.98%	17,683	0.30%	0.24%	1.37%
9/30/19	10.62	0.23	0.10	0.33	(0.29)	(0.68)	(0.97)	9.98	4.53%	11,427	0.30%	0.24%	2.35%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	27%	32%	24%	52%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

120

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.16	$0.17	$0.46		$0.63	$(0.18)	$(0.37)	$(0.55)	$8.24	7.94%	$25,914	0.43%	0.36%	2.06%
9/30/22	10.61	0.22	(1.83)		(1.61)	(0.29)	(0.55)	(0.84)	8.16	(16.55%)	28,220	0.41%	0.36%	2.30%
9/30/21	9.84	0.21	1.09		1.30	(0.30)	(0.23)	(0.53)	10.61	13.46%	44,399	0.41%	0.35%	2.02%
9/30/20	9.96	0.19	0.67		0.86	(0.20)	(0.78)	(0.98)	9.84	8.94%	53,133	0.40%	0.34%	1.98%
9/30/19	10.59	0.23	0.09		0.32	(0.27)	(0.68)	(0.95)	9.96	4.50%	70,893	0.40%	0.34%	2.40%
Class R4
9/30/23	$8.07	$0.15	$0.46		$0.61	$(0.18)	$(0.37)	$(0.55)	$8.13	7.66%	$38,456	0.58%	0.51%	1.80%
9/30/22	10.51	0.20	(1.80)		(1.60)	(0.29)	(0.55)	(0.84)	8.07	(16.65%)	32,058	0.56%	0.51%	2.14%
9/30/21	9.75	0.17	1.10		1.27	(0.28)	(0.23)	(0.51)	10.51	13.27%	32,786	0.56%	0.50%	1.65%
9/30/20	9.88	0.18	0.67		0.85	(0.20)	(0.78)	(0.98)	9.75	8.87%	29,626	0.55%	0.49%	1.96%
9/30/19	10.53	0.19	0.10		0.29	(0.26)	(0.68)	(0.94)	9.88	4.19%	40,232	0.55%	0.49%	2.02%
Class A
9/30/23	$8.18	$0.16	$0.45		$0.61	$(0.16)	$(0.37)	$(0.53)	$8.26	7.63%	$38,942	0.68%	0.61%	1.87%
9/30/22	10.64	0.20	(1.84)		(1.64)	(0.27)	(0.55)	(0.82)	8.18	(16.82%)	45,256	0.66%	0.61%	2.10%
9/30/21	9.86	0.18	1.10		1.28	(0.27)	(0.23)	(0.50)	10.64	13.26%	61,814	0.66%	0.60%	1.73%
9/30/20	9.99	0.16	0.67		0.83	(0.18)	(0.78)	(0.96)	9.86	8.56%	69,682	0.65%	0.59%	1.67%
9/30/19	10.61	0.21	0.09		0.30	(0.24)	(0.68)	(0.92)	9.99	4.24%	81,959	0.65%	0.59%	2.13%
Class R3
9/30/23	$8.03	$0.14	$0.45		$0.59	$(0.15)	$(0.37)	$(0.52)	$8.10	7.43%	$14,214	0.83%	0.76%	1.64%
9/30/22	10.50	0.21	(1.83)		(1.62)	(0.30)	(0.55)	(0.85)	8.03	(16.91%)	15,309	0.81%	0.76%	2.25%
9/30/21	9.74	0.17	1.08		1.25	(0.26)	(0.23)	(0.49)	10.50	13.07%	7,450	0.81%	0.75%	1.69%
9/30/20	9.86	0.14	0.68		0.82	(0.16)	(0.78)	(0.94)	9.74	8.56%	8,785	0.80%	0.74%	1.46%
9/30/19	10.50	0.18	0.09		0.27	(0.23)	(0.68)	(0.91)	9.86	3.95%	9,050	0.80%	0.74%	1.90%
Class Y
9/30/23[g]	$8.44	$0.01	$(0.26	)aa	$(0.25)	$—	$—	$—	$8.19	(2.96%)[b]	$97	0.23%[a]	0.16%[a]	0.12%[a]

The accompanying notes are an integral part of the financial statements.

121

MassMutual 60/40 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.02	$0.17	$0.75		$0.92	$(0.20)	$(0.72)	$(0.92)	$8.02	11.99%	$28,687	0.14%	0.06%	2.06%
9/30/22	10.96	0.19	(1.73)		(1.54)	(0.38)	(1.02)	(1.40)	8.02	(16.45%)	28,473	0.12%	0.06%	2.05%
9/30/21	9.50	0.19	1.70		1.89	(0.28)	(0.15)	(0.43)	10.96	20.32%	28,917	0.11%	0.05%	1.81%
9/30/20	9.90	0.16	0.71		0.87	(0.21)	(1.06)	(1.27)	9.50	9.14%	21,696	0.11%	0.04%	1.73%
9/30/19	11.21	0.21	(0.12	)aa	0.09	(0.32)	(1.08)	(1.40)	9.90	3.17%	15,679	0.11%	0.04%	2.19%
Class R5
9/30/23	$8.03	$0.16	$0.73		$0.89	$(0.18)	$(0.72)	$(0.90)	$8.02	11.68%	$8,483	0.24%	0.16%	1.90%
9/30/22	10.96	0.32	(1.86)		(1.54)	(0.37)	(1.02)	(1.39)	8.03	(16.42%)	8,300	0.21%	0.16%	3.24%
9/30/21	9.50	0.16	1.72		1.88	(0.27)	(0.15)	(0.42)	10.96	20.21%	20,602	0.21%	0.15%	1.56%
9/30/20	9.91	0.18	0.67		0.85	(0.20)	(1.06)	(1.26)	9.50	8.93%	15,435	0.21%	0.14%	1.92%
9/30/19	11.21	0.22	(0.14	)aa	0.08	(0.30)	(1.08)	(1.38)	9.91	3.12%	12,028	0.21%	0.14%	2.21%
Service Class
9/30/23	$8.07	$0.15	$0.74		$0.89	$(0.18)	$(0.72)	$(0.90)	$8.06	11.54%	$21,714	0.34%	0.26%	1.84%
9/30/22	11.01	0.19	(1.75)		(1.56)	(0.36)	(1.02)	(1.38)	8.07	(16.55%)	20,361	0.32%	0.26%	2.00%
9/30/21	9.54	0.17	1.71		1.88	(0.26)	(0.15)	(0.41)	11.01	20.15%	24,617	0.31%	0.25%	1.60%
9/30/20	9.93	0.07	0.79		0.86	(0.19)	(1.06)	(1.25)	9.54	8.94%	25,087	0.31%	0.24%	0.76%
9/30/19	11.24	0.20	(0.14	)aa	0.06	(0.29)	(1.08)	(1.37)	9.93	2.90%	9,014	0.31%	0.24%	2.03%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	35%	26%	28%	58%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005% per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

122

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.07	$0.14		$0.75		$0.89	$(0.17)	$(0.72)	$(0.89)	$8.07	11.54%	$38,329	0.44%	0.36%	1.72%
9/30/22	11.00	0.19		(1.76)		(1.57)	(0.34)	(1.02)	(1.36)	8.07	(16.62%)	37,871	0.41%	0.36%	1.98%
9/30/21	9.53	0.16		1.71		1.87	(0.25)	(0.15)	(0.40)	11.00	20.00%	61,143	0.41%	0.35%	1.53%
9/30/20	9.92	0.16		0.68		0.84	(0.17)	(1.06)	(1.23)	9.53	8.78%	59,725	0.41%	0.34%	1.71%
9/30/19	11.22	0.21		(0.15	)aa	0.06	(0.28)	(1.08)	(1.36)	9.92	2.88%	81,829	0.41%	0.34%	2.11%
Class R4
9/30/23	$7.99	$0.13		$0.74		$0.87	$(0.16)	$(0.72)	$(0.88)	$7.98	11.35%	$8,017	0.59%	0.51%	1.62%
9/30/22	10.91	0.16		(1.74)		(1.58)	(0.32)	(1.02)	(1.34)	7.99	(16.78%)	8,037	0.56%	0.51%	1.72%
9/30/21	9.43	0.13		1.71		1.84	(0.21)	(0.15)	(0.36)	10.91	19.83%	10,735	0.56%	0.50%	1.26%
9/30/20	9.84	0.20		0.62		0.82	(0.17)	(1.06)	(1.23)	9.43	8.59%	10,218	0.56%	0.49%	2.13%
9/30/19	11.14	0.18		(0.13	)aa	0.05	(0.27)	(1.08)	(1.35)	9.84	2.75%	27,212	0.56%	0.49%	1.87%
Class A
9/30/23	$8.10	$0.13		$0.74		$0.87	$(0.14)	$(0.72)	$(0.86)	$8.11	11.27%	$39,817	0.69%	0.61%	1.55%
9/30/22	11.04	0.16		(1.76)		(1.60)	(0.32)	(1.02)	(1.34)	8.10	(16.84%)	44,420	0.66%	0.61%	1.69%
9/30/21	9.57	0.14		1.70		1.84	(0.22)	(0.15)	(0.37)	11.04	19.60%	57,203	0.66%	0.60%	1.31%
9/30/20	9.96	0.13		0.69		0.82	(0.15)	(1.06)	(1.21)	9.57	8.51%	59,454	0.66%	0.59%	1.43%
9/30/19	11.24	0.19		(0.14	)aa	0.05	(0.25)	(1.08)	(1.33)	9.96	2.67%	65,910	0.66%	0.59%	1.90%
Class R3
9/30/23	$7.94	$0.10		$0.75		$0.85	$(0.13)	$(0.72)	$(0.85)	$7.94	11.17%	$10,228	0.84%	0.76%	1.26%
9/30/22	10.84	0.15		(1.74)		(1.59)	(0.29)	(1.02)	(1.31)	7.94	(17.00%)	9,592	0.81%	0.76%	1.53%
9/30/21	9.40	0.12		1.68		1.80	(0.21)	(0.15)	(0.36)	10.84	19.50%	14,252	0.81%	0.75%	1.13%
9/30/20	9.80	0.11		0.68		0.79	(0.13)	(1.06)	(1.19)	9.40	8.33%	15,686	0.81%	0.74%	1.16%
9/30/19	11.10	0.16		(0.13	)aa	0.03	(0.25)	(1.08)	(1.33)	9.80	2.45%	16,144	0.81%	0.74%	1.66%
Class Y
9/30/23[g]	$8.17	$0.00	[d]	$(0.15	)aa	$(0.15)	$—	$—	$—	$8.02	(1.84%)[b]	$98	0.24%[a]	0.16%[a]	0.00%[a,e]

The accompanying notes are an integral part of the financial statements.

123

MassMutual 80/20 Allocation Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.86	$0.16	$1.14	$1.30	$(0.20)	$(1.01)	$(1.21)	$8.95	15.65%	$35,417	0.19%	0.09%	1.74%
9/30/22	12.13	0.20	(2.08)	(1.88)	(0.41)	(0.98)	(1.39)	8.86	(17.85%)	33,246	0.16%	0.09%	1.91%
9/30/21	10.28	0.18	2.24	2.42	(0.23)	(0.34)	(0.57)	12.13	24.09%	38,991	0.16%	0.08%	1.51%
9/30/20	10.59	0.16	0.86	1.02	(0.19)	(1.14)	(1.33)	10.28	9.81%	30,942	0.18%	0.07%	1.58%
9/30/19	12.25	0.21	(0.27)	(0.06)	(0.34)	(1.26)	(1.60)	10.59	2.28%	23,314	0.20%	0.07%	2.06%
Class R5
9/30/23	$8.87	$0.14	$1.16	$1.30	$(0.19)	$(1.01)	$(1.20)	$8.97	15.58%	$3,416	0.29%	0.19%	1.57%
9/30/22	12.14	0.32	(2.21)	(1.89)	(0.40)	(0.98)	(1.38)	8.87	(17.91%)	3,301	0.25%	0.19%	2.90%
9/30/21	10.29	0.15	2.26	2.41	(0.22)	(0.34)	(0.56)	12.14	23.96%	7,435	0.26%	0.18%	1.32%
9/30/20	10.60	0.15	0.86	1.01	(0.18)	(1.14)	(1.32)	10.29	9.71%	6,025	0.28%	0.17%	1.54%
9/30/19	12.25	0.19	(0.25)	(0.06)	(0.33)	(1.26)	(1.59)	10.60	2.21%	5,024	0.30%	0.17%	1.83%
Service Class
9/30/23	$8.88	$0.14	$1.15	$1.29	$(0.18)	$(1.01)	$(1.19)	$8.98	15.50%	$15,609	0.39%	0.29%	1.50%
9/30/22	12.16	0.20	(2.11)	(1.91)	(0.39)	(0.98)	(1.37)	8.88	(18.04%)	12,945	0.35%	0.29%	1.85%
9/30/21	10.31	0.13	2.27	2.40	(0.21)	(0.34)	(0.55)	12.16	23.83%	15,973	0.36%	0.28%	1.13%
9/30/20	10.61	0.05	0.95	1.00	(0.16)	(1.14)	(1.30)	10.31	9.64%	11,041	0.38%	0.27%	0.51%
9/30/19	12.27	0.19	(0.27)	(0.08)	(0.32)	(1.26)	(1.58)	10.61	2.01%	3,115	0.40%	0.27%	1.84%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	39%	28%	29%	62%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

124

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.88	$0.13		$1.15		$1.28	$(0.17)	$(1.01)	$(1.18)	$8.98	15.33%	$17,004	0.49%	0.39%	1.46%
9/30/22	12.15	0.18		(2.10)		(1.92)	(0.37)	(0.98)	(1.35)	8.88	(18.10%)	17,296	0.45%	0.39%	1.69%
9/30/21	10.29	0.14		2.25		2.39	(0.19)	(0.34)	(0.53)	12.15	23.77%	23,648	0.46%	0.38%	1.23%
9/30/20	10.59	0.14		0.84		0.98	(0.14)	(1.14)	(1.28)	10.29	9.49%	23,105	0.48%	0.37%	1.38%
9/30/19	12.25	0.20		(0.30)		(0.10)	(0.30)	(1.26)	(1.56)	10.59	1.88%	31,091	0.50%	0.37%	1.91%
Class R4
9/30/23	$8.73	$0.11		$1.13		1.24	$(0.16)	$(1.01)	$(1.17)	$8.80	15.06%	$12,592	0.64%	0.54%	1.28%
9/30/22	11.96	0.16		(2.05)		(1.89)	(0.36)	(0.98)	(1.34)	8.73	(18.17%)	12,041	0.60%	0.54%	1.48%
9/30/21	10.14	0.11		2.22		2.33	(0.17)	(0.34)	(0.51)	11.96	23.47%	14,161	0.61%	0.53%	0.98%
9/30/20	10.46	0.15		0.81		0.96	(0.14)	(1.14)	(1.28)	10.14	9.37%	13,465	0.63%	0.52%	1.51%
9/30/19	12.12	0.18		(0.29)		(0.11)	(0.29)	(1.26)	(1.55)	10.46	1.73%	17,701	0.65%	0.52%	1.71%
Class A
9/30/23	$8.87	$0.11		$1.14		$1.25	$(0.14)	$(1.01)	$(1.15)	$8.97	14.99%	$20,218	0.74%	0.64%	1.23%
9/30/22	12.13	0.17		(2.11)		(1.94)	(0.34)	(0.98)	(1.32)	8.87	(18.30%)	20,773	0.70%	0.64%	1.61%
9/30/21	10.27	0.10		2.26		2.36	(0.16)	(0.34)	(0.50)	12.13	23.49%	32,829	0.71%	0.63%	0.88%
9/30/20	10.58	0.11		0.85		0.96	(0.13)	(1.14)	(1.27)	10.27	9.19%	31,252	0.73%	0.62%	1.11%
9/30/19	12.22	0.18		(0.29)		(0.11)	(0.27)	(1.26)	(1.53)	10.58	1.66%	30,795	0.75%	0.62%	1.69%
Class R3
9/30/23	$8.67	$0.09		$1.12		$1.21	$(0.13)	$(1.01)	$(1.14)	$8.74	14.79%	$13,759	0.89%	0.79%	1.02%
9/30/22	11.88	0.13		(2.04)		(1.91)	(0.32)	(0.98)	(1.30)	8.67	(18.38%)	14,153	0.85%	0.79%	1.27%
9/30/21	10.08	0.10		2.20		2.30	(0.16)	(0.34)	(0.50)	11.88	23.30%	19,120	0.86%	0.78%	0.86%
9/30/20	10.44	0.10		0.82		0.92	(0.14)	(1.14)	(1.28)	10.08	8.98%	17,928	0.88%	0.77%	1.08%
9/30/19	12.08	0.14		(0.26)		(0.12)	(0.26)	(1.26)	(1.52)	10.44	1.58%	9,013	0.90%	0.77%	1.36%
Class Y
9/30/23[g]	$9.04	$(0.01	)bb	$(0.06	)aa	$(0.07)	$—	$—	$—	$8.97	(0.77%)[b]	$99	0.29%[a]	0.19%[a]	(0.09%)[a]

The accompanying notes are an integral part of the financial statements.

125

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.41	$0.29	$0.45	$0.74	$(0.49)	$(0.25)	$(0.74)	$9.41	8.01%	$10,262	0.31%	0.06%	3.03%
9/30/22	12.78	0.33	(2.12)	(1.79)	(0.42)	(1.16)	(1.58)	9.41	(16.12%)	14,100	0.22%	0.06%	2.97%
9/30/21	12.02	0.34	1.16	1.50	(0.44)	(0.30)	(0.74)	12.78	12.84%	17,522	0.14%	0.06%	2.69%
9/30/20	11.78	0.29	0.33	0.62	(0.28)	(0.10)	(0.38)	12.02	5.27%	19,693	0.12%	0.06%	2.52%
9/30/19	11.69	0.12	0.52	0.64	(0.40)	(0.15)	(0.55)	11.78	6.08%	16,125	0.22%	0.06%	1.08%
Class R5
9/30/23	$9.44	$0.29	$0.44	$0.73	$(0.48)	$(0.25)	$(0.73)	$9.44	7.86%	$938	0.41%	0.16%	3.04%
9/30/22	12.81	0.32	(2.12)	(1.80)	(0.41)	(1.16)	(1.57)	9.44	(16.20%)	3,826	0.32%	0.16%	2.91%
9/30/21	12.05	0.27	1.22	1.49	(0.43)	(0.30)	(0.73)	12.81	12.68%	6,568	0.24%	0.16%	2.14%
9/30/20	11.80	0.37	0.25	0.62	(0.27)	(0.10)	(0.37)	12.05	5.26%	5,758	0.22%	0.16%	3.16%
9/30/19	11.69	0.12	0.51	0.63	(0.37)	(0.15)	(0.52)	11.80	6.02%	8,776	0.32%	0.16%	1.01%
Service Class
9/30/23	$9.45	$0.26	$0.46	$0.72	$(0.47)	$(0.25)	$(0.72)	$9.45	7.70%	$6,497	0.51%	0.26%	2.67%
9/30/22	12.82	0.35	(2.16)	(1.81)	(0.40)	(1.16)	(1.56)	9.45	(16.26%)	5,973	0.42%	0.26%	3.10%
9/30/21	12.06	0.40	1.08	1.48	(0.42)	(0.30)	(0.72)	12.82	12.58%	10,332	0.34%	0.26%	3.18%
9/30/20	11.81	0.28	0.32	0.60	(0.25)	(0.10)	(0.35)	12.06	5.13%	16,755	0.32%	0.26%	2.39%
9/30/19	11.71	0.28	0.34	0.62	(0.37)	(0.15)	(0.52)	11.81	5.89%	15,324	0.42%	0.26%	2.44%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	28%	58%	28%	74%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

126

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.44	$0.25	$0.47	$0.72	$(0.46)	$(0.25)	$(0.71)	$9.45	7.72%	$22,591	0.61%	0.36%	2.63%
9/30/22	12.82	0.31	(2.15)	(1.84)	(0.38)	(1.16)	(1.54)	9.44	(16.45%)	22,751	0.52%	0.36%	2.82%
9/30/21	12.05	0.25	1.22	1.47	(0.40)	(0.30)	(0.70)	12.82	12.54%	32,436	0.44%	0.36%	1.99%
9/30/20	11.81	0.31	0.27	0.58	(0.24)	(0.10)	(0.34)	12.05	4.95%	30,972	0.42%	0.36%	2.69%
9/30/19	11.71	0.23	0.38	0.61	(0.36)	(0.15)	(0.51)	11.81	5.79%	39,483	0.52%	0.36%	1.97%
Class R4
9/30/23	$9.27	$0.23	$0.45	$0.68	$(0.44)	$(0.25)	$(0.69)	$9.26	7.45%	$9,043	0.76%	0.51%	2.45%
9/30/22	12.60	0.27	(2.08)	(1.81)	(0.36)	(1.16)	(1.52)	9.27	(16.47%)	9,504	0.67%	0.51%	2.48%
9/30/21	11.86	0.26	1.16	1.42	(0.38)	(0.30)	(0.68)	12.60	12.27%	11,952	0.59%	0.51%	2.08%
9/30/20	11.62	0.34	0.23	0.57	(0.23)	(0.10)	(0.33)	11.86	4.90%	14,384	0.57%	0.51%	2.93%
9/30/19	11.53	0.06	0.52	0.58	(0.34)	(0.15)	(0.49)	11.62	5.55%	24,032	0.67%	0.51%	0.52%
Class A
9/30/23	$9.42	$0.23	$0.46	$0.69	$(0.43)	$(0.25)	$(0.68)	$9.43	7.42%	$10,037	0.86%	0.61%	2.36%
9/30/22	12.65	0.29	(2.15)	(1.86)	(0.21)	(1.16)	(1.37)	9.42	(16.64%)	10,307	0.77%	0.61%	2.59%
9/30/21	11.91	0.30	1.12	1.42	(0.38)	(0.30)	(0.68)	12.65	12.20%	14,697	0.69%	0.61%	2.45%
9/30/20	11.68	0.23	0.32	0.55	(0.22)	(0.10)	(0.32)	11.91	4.74%	74,154	0.67%	0.61%	2.02%
9/30/19	11.61	0.17	0.40	0.57	(0.35)	(0.15)	(0.50)	11.68	5.47%	63,336	0.77%	0.61%	1.53%
Class R3
9/30/23	$9.18	$0.21	$0.44	$0.65	$(0.41)	$(0.25)	$(0.66)	$9.17	7.20%	$13,720	1.01%	0.76%	2.25%
9/30/22	12.48	0.26	(2.08)	(1.82)	(0.32)	(1.16)	(1.48)	9.18	(16.67%)	16,575	0.92%	0.76%	2.36%
9/30/21	11.76	0.24	1.13	1.37	(0.35)	(0.30)	(0.65)	12.48	11.95%	23,241	0.84%	0.76%	1.94%
9/30/20	11.52	0.25	0.28	0.53	(0.19)	(0.10)	(0.29)	11.76	4.62%	28,918	0.82%	0.76%	2.23%
9/30/19	11.43	0.10	0.45	0.55	(0.31)	(0.15)	(0.46)	11.52	5.35%	37,510	0.92%	0.76%	0.88%

The accompanying notes are an integral part of the financial statements.

127

MassMutual RetireSMARTSM by JPMorgan 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.02	$0.31	$0.47	$0.78	$(0.30)	$(0.28)	$(0.58)	$10.22	7.96%	$28,579	0.15%	0.04%	3.04%
9/30/22	13.37	0.35	(2.25)	(1.90)	(0.44)	(1.01)	(1.45)	10.02	(16.09%)	37,478	0.11%	0.04%	3.03%
9/30/21	12.46	0.30	1.31	1.61	(0.45)	(0.25)	(0.70)	13.37	13.31%	51,145	0.09%	0.04%	2.25%
9/30/20	12.53	0.31	0.39	0.70	(0.36)	(0.41)	(0.77)	12.46	5.74%	43,646	0.07%	0.04%	2.58%
9/30/19	13.32	0.36	0.20	0.56	(0.39)	(0.96)	(1.35)	12.53	5.63%	35,602	0.08%	0.04%	2.95%
Class R5
9/30/23	$9.99	$0.32	$0.46	$0.78	$(0.29)	$(0.28)	$(0.57)	$10.20	7.95%	$2,419	0.25%	0.14%	3.11%
9/30/22	13.34	0.35	(2.26)	(1.91)	(0.43)	(1.01)	(1.44)	9.99	(16.24%)	23,950	0.21%	0.14%	2.98%
9/30/21	12.43	0.32	1.28	1.60	(0.44)	(0.25)	(0.69)	13.34	13.22%	39,112	0.19%	0.14%	2.47%
9/30/20	12.51	0.35	0.33	0.68	(0.35)	(0.41)	(0.76)	12.43	5.57%	44,058	0.17%	0.14%	2.91%
9/30/19	13.30	0.30	0.25	0.55	(0.38)	(0.96)	(1.34)	12.51	5.56%	60,303	0.18%	0.14%	2.45%
Service Class
9/30/23	$10.07	$0.30	$0.47	$0.77	$(0.27)	$(0.28)	$(0.55)	$10.29	7.79%	$6,118	0.35%	0.24%	2.84%
9/30/22	13.43	0.46	(2.40)	(1.94)	(0.41)	(1.01)	(1.42)	10.07	(16.29%)	9,053	0.31%	0.24%	3.81%
9/30/21	12.51	0.32	1.28	1.60	(0.43)	(0.25)	(0.68)	13.43	13.11%	29,244	0.29%	0.24%	2.40%
9/30/20	12.58	0.28	0.40	0.68	(0.34)	(0.41)	(0.75)	12.51	5.49%	35,285	0.27%	0.24%	2.33%
9/30/19	13.34	0.40	0.14	0.54	(0.34)	(0.96)	(1.30)	12.58	5.42%	31,848	0.28%	0.24%	3.22%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	31%	52%	30%	69%	46%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

128

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.03	$0.28	$0.48	$0.76	$(0.26)	$(0.28)	$(0.54)	$10.25	7.76%	$18,038	0.45%	0.34%	2.68%
9/30/22	13.38	0.33	(2.28)	(1.95)	(0.39)	(1.01)	(1.40)	10.03	(16.43%)	19,966	0.41%	0.34%	2.82%
9/30/21	12.46	0.28	1.30	1.58	(0.41)	(0.25)	(0.66)	13.38	13.02%	42,876	0.39%	0.34%	2.17%
9/30/20	12.53	0.35	0.31	0.66	(0.32)	(0.41)	(0.73)	12.46	5.40%	46,758	0.37%	0.34%	2.84%
9/30/19	13.30	0.34	0.19	0.53	(0.34)	(0.96)	(1.30)	12.53	5.38%	74,837	0.38%	0.34%	2.79%
Class R4
9/30/23	$9.77	$0.25	$0.47	$0.72	$(0.25)	$(0.28)	$(0.53)	$9.96	7.52%	$15,448	0.60%	0.49%	2.46%
9/30/22	13.06	0.30	(2.21)	(1.91)	(0.37)	(1.01)	(1.38)	9.77	(16.51%)	15,666	0.56%	0.49%	2.63%
9/30/21	12.17	0.26	1.27	1.53	(0.39)	(0.25)	(0.64)	13.06	12.89%	23,718	0.54%	0.49%	2.05%
9/30/20	12.26	0.36	0.27	0.63	(0.31)	(0.41)	(0.72)	12.17	5.23%	29,367	0.52%	0.49%	2.98%
9/30/19	13.04	0.31	0.19	0.50	(0.32)	(0.96)	(1.28)	12.26	5.21%	50,600	0.53%	0.49%	2.60%
Class A
9/30/23	$9.97	$0.25	$0.48	$0.73	$(0.23)	$(0.28)	$(0.51)	$10.19	7.49%	$17,733	0.70%	0.59%	2.44%
9/30/22	13.24	0.31	(2.27)	(1.96)	(0.30)	(1.01)	(1.31)	9.97	(16.60%)	20,470	0.66%	0.59%	2.62%
9/30/21	12.35	0.30	1.23	1.53	(0.39)	(0.25)	(0.64)	13.24	12.69%	31,861	0.64%	0.59%	2.35%
9/30/20	12.44	0.24	0.38	0.62	(0.30)	(0.41)	(0.71)	12.35	5.10%	88,011	0.62%	0.59%	2.04%
9/30/19	13.22	0.27	0.22	0.49	(0.31)	(0.96)	(1.27)	12.44	5.05%	73,800	0.63%	0.59%	2.19%
Class R3
9/30/23	$9.56	$0.22	$0.46	$0.68	$(0.22)	$(0.28)	$(0.50)	$9.74	7.27%	$31,784	0.85%	0.74%	2.26%
9/30/22	12.81	0.27	(2.16)	(1.89)	(0.35)	(1.01)	(1.36)	9.56	(16.70%)	35,009	0.81%	0.74%	2.43%
9/30/21	11.96	0.23	1.24	1.47	(0.37)	(0.25)	(0.62)	12.81	12.57%	49,554	0.79%	0.74%	1.85%
9/30/20	12.05	0.25	0.34	0.59	(0.27)	(0.41)	(0.68)	11.96	4.97%	57,238	0.77%	0.74%	2.14%
9/30/19	12.84	0.28	0.18	0.46	(0.29)	(0.96)	(1.25)	12.05	4.93%	66,638	0.78%	0.74%	2.37%

The accompanying notes are an integral part of the financial statements.

129

MassMutual RetireSMARTSM by JPMorgan 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.80	$0.29	$0.67	$0.96	$(0.30)	$(0.59)	$(0.89)	$9.87	10.11%	$37,617	0.16%	0.01%	2.90%
9/30/22	13.47	0.34	(2.35)	(2.01)	(0.46)	(1.20)	(1.66)	9.80	(17.29%)	44,023	0.13%	0.01%	2.91%
9/30/21	12.23	0.28	1.77	2.05	(0.43)	(0.38)	(0.81)	13.47	17.23%	56,362	0.10%	0.01%	2.16%
9/30/20	12.50	0.31	0.42	0.73	(0.32)	(0.68)	(1.00)	12.23	6.02%	49,478	0.09%	0.01%	2.59%
9/30/19	13.49	0.33	0.15	0.48	(0.40)	(1.07)	(1.47)	12.50	5.30%	40,806	0.10%	0.01%	2.74%
Class R5
9/30/23	$9.91	$0.23	$0.73	$0.96	$(0.28)	$(0.59)	$(0.87)	$10.00	10.07%	$1,612	0.26%	0.11%	2.27%
9/30/22	13.61	0.33	(2.39)	(2.06)	(0.44)	(1.20)	(1.64)	9.91	(17.42%)	1,186	0.23%	0.11%	2.81%
9/30/21	12.35	0.16	1.90	2.06	(0.42)	(0.38)	(0.80)	13.61	17.13%	1,376	0.20%	0.11%	1.21%
9/30/20	12.62	0.28	0.44	0.72	(0.31)	(0.68)	(0.99)	12.35	5.87%	468	0.19%	0.11%	2.32%
9/30/19	13.51	0.07	0.42	0.49	(0.31)	(1.07)	(1.38)	12.62	5.26%	527	0.20%	0.11%	0.61%
Service Class
9/30/23	$9.82	$0.27	$0.67	$0.94	$(0.27)	$(0.59)	$(0.86)	$9.90	9.89%	$3,335	0.36%	0.21%	2.73%
9/30/22	13.49	0.42	(2.46)	(2.04)	(0.43)	(1.20)	(1.63)	9.82	(17.48%)	3,811	0.32%	0.21%	3.50%
9/30/21	12.25	0.27	1.76	2.03	(0.41)	(0.38)	(0.79)	13.49	16.97%	8,867	0.30%	0.21%	2.04%
9/30/20	12.52	0.28	0.42	0.70	(0.29)	(0.68)	(0.97)	12.25	5.76%	9,970	0.29%	0.21%	2.37%
9/30/19	13.49	0.39	0.08	0.47	(0.37)	(1.07)	(1.44)	12.52	5.14%	9,278	0.30%	0.21%	3.23%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	29%	54%	35%	73%	47%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

130

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.77	$0.24	$0.68	$0.92	$(0.26)	$(0.59)	$(0.85)	$9.84	9.76%	$25,262	0.46%	0.31%	2.44%
9/30/22	13.42	0.32	(2.36)	(2.04)	(0.41)	(1.20)	(1.61)	9.77	(17.50%)	24,363	0.43%	0.31%	2.73%
9/30/21	12.19	0.28	1.72	2.00	(0.39)	(0.38)	(0.77)	13.42	16.86%	34,778	0.40%	0.31%	2.12%
9/30/20	12.47	0.27	0.42	0.69	(0.29)	(0.68)	(0.97)	12.19	5.64%	39,673	0.39%	0.31%	2.30%
9/30/19	13.44	0.32	0.14	0.46	(0.36)	(1.07)	(1.43)	12.47	5.07%	43,407	0.40%	0.31%	2.61%
Class R4
9/30/23	$9.59	$0.23	$0.66	$0.89	$(0.24)	$(0.59)	$(0.83)	$9.65	9.64%	$20,630	0.61%	0.46%	2.33%
9/30/22	13.20	0.28	(2.30)	(2.02)	(0.39)	(1.20)	(1.59)	9.59	(17.65%)	21,218	0.58%	0.46%	2.47%
9/30/21	12.00	0.25	1.70	1.95	(0.37)	(0.38)	(0.75)	13.20	16.65%	29,432	0.55%	0.46%	1.90%
9/30/20	12.29	0.36	0.30	0.66	(0.27)	(0.68)	(0.95)	12.00	5.49%	30,218	0.54%	0.46%	3.02%
9/30/19	13.27	0.30	0.13	0.43	(0.34)	(1.07)	(1.41)	12.29	4.88%	58,761	0.55%	0.46%	2.50%
Class A
9/30/23	$9.77	$0.22	$0.67	$0.89	$(0.23)	$(0.59)	$(0.82)	$9.84	9.42%	$9,214	0.71%	0.56%	2.18%
9/30/22	13.25	0.29	(2.37)	(2.08)	(0.20)	(1.20)	(1.40)	9.77	(17.74%)	8,655	0.68%	0.56%	2.48%
9/30/21	12.05	0.30	1.65	1.95	(0.37)	(0.38)	(0.75)	13.25	16.60%	13,796	0.65%	0.56%	2.33%
9/30/20	12.34	0.22	0.44	0.66	(0.27)	(0.68)	(0.95)	12.05	5.46%	69,042	0.64%	0.56%	1.89%
9/30/19	13.32	0.21	0.21	0.42	(0.33)	(1.07)	(1.40)	12.34	4.74%	53,785	0.65%	0.56%	1.71%
Class R3
9/30/23	$9.56	$0.20	$0.66	$0.86	$(0.22)	$(0.59)	$(0.81)	$9.61	9.24%	$39,216	0.86%	0.71%	2.06%
9/30/22	13.16	0.29	(2.33)	(2.04)	(0.36)	(1.20)	(1.56)	9.56	(17.85%)	38,799	0.83%	0.71%	2.49%
9/30/21	11.97	0.21	1.70	1.91	(0.34)	(0.38)	(0.72)	13.16	16.35%	59,696	0.80%	0.71%	1.63%
9/30/20	12.25	0.24	0.39	0.63	(0.23)	(0.68)	(0.91)	11.97	5.27%	66,066	0.79%	0.71%	2.02%
9/30/19	13.23	0.26	0.14	0.40	(0.31)	(1.07)	(1.38)	12.25	4.59%	78,974	0.80%	0.71%	2.18%

The accompanying notes are an integral part of the financial statements.

131

MassMutual RetireSMARTSM by JPMorgan 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.02	$0.26	$0.91		$1.17	$(0.28)	$(0.76)	$(1.04)	$10.15	12.20%	$52,324	0.08%	0.04%	2.47%
9/30/22	13.80	0.32	(2.49)		(2.17)	(0.45)	(1.16)	(1.61)	10.02	(18.08%)	56,717	0.07%	0.04%	2.68%
9/30/21	12.05	0.25	2.14		2.39	(0.36)	(0.28)	(0.64)	13.80	20.27%	65,036	0.06%	0.04%	1.88%
9/30/20	12.51	0.28	0.45		0.73	(0.30)	(0.89)	(1.19)	12.05	5.91%	50,325	0.06%	0.04%	2.41%
9/30/19	13.91	0.32	0.03		0.35	(0.40)	(1.35)	(1.75)	12.51	4.77%	42,529	0.06%	0.04%	2.64%
Class R5
9/30/23	$9.96	$0.26	$0.89		$1.15	$(0.27)	$(0.76)	$(1.03)	$10.08	12.04%	$12,065	0.18%	0.14%	2.56%
9/30/22	13.73	0.32	(2.50)		(2.18)	(0.43)	(1.16)	(1.59)	9.96	(18.18%)	68,661	0.17%	0.14%	2.69%
9/30/21	11.99	0.25	2.11		2.36	(0.34)	(0.28)	(0.62)	13.73	20.17%	79,905	0.16%	0.14%	1.90%
9/30/20	12.45	0.29	0.43		0.72	(0.29)	(0.89)	(1.18)	11.99	5.84%	72,808	0.16%	0.14%	2.50%
9/30/19	13.87	0.25	0.08		0.33	(0.40)	(1.35)	(1.75)	12.45	4.56%	88,078	0.16%	0.14%	2.03%
Service Class
9/30/23	$10.04	$0.24	$0.91		$1.15	$(0.25)	$(0.76)	$(1.01)	$10.18	11.95%	$14,860	0.28%	0.24%	2.37%
9/30/22	13.82	0.43	(2.63)		(2.20)	(0.42)	(1.16)	(1.58)	10.04	(18.23%)	15,661	0.27%	0.24%	3.46%
9/30/21	12.06	0.27	2.10		2.37	(0.33)	(0.28)	(0.61)	13.82	20.11%	45,510	0.26%	0.24%	2.03%
9/30/20	12.52	0.24	0.47		0.71	(0.28)	(0.89)	(1.17)	12.06	5.67%	50,072	0.26%	0.24%	2.00%
9/30/19	13.90	0.36	(0.03	)aa	0.33	(0.36)	(1.35)	(1.71)	12.52	4.48%	44,334	0.26%	0.24%	2.88%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	33%	58%	32%	70%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

132

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.00	$0.21	$0.93	$1.14	$(0.25)	$(0.76)	$(1.01)	$10.13	11.82%	$55,691	0.38%	0.34%	2.08%
9/30/22	13.77	0.32	(2.53)	(2.21)	(0.40)	(1.16)	(1.56)	10.00	(18.33%)	48,874	0.37%	0.34%	2.63%
9/30/21	12.03	0.22	2.12	2.34	(0.32)	(0.28)	(0.60)	13.77	19.86%	76,955	0.36%	0.34%	1.68%
9/30/20	12.48	0.28	0.42	0.70	(0.26)	(0.89)	(1.15)	12.03	5.66%	70,563	0.36%	0.34%	2.33%
9/30/19	13.88	0.28	0.03	0.31	(0.36)	(1.35)	(1.71)	12.48	4.38%	106,439	0.36%	0.34%	2.33%
Class R4
9/30/23	$9.81	$0.19	$0.91	$1.10	$(0.23)	$(0.76)	$(0.99)	$9.92	11.67%	$23,491	0.53%	0.49%	1.92%
9/30/22	13.53	0.27	(2.46)	(2.19)	(0.37)	(1.16)	(1.53)	9.81	(18.47%)	22,702	0.52%	0.49%	2.27%
9/30/21	11.82	0.20	2.08	2.28	(0.29)	(0.28)	(0.57)	13.53	19.74%	33,601	0.51%	0.49%	1.55%
9/30/20	12.29	0.29	0.38	0.67	(0.25)	(0.89)	(1.14)	11.82	5.42%	34,745	0.51%	0.49%	2.50%
9/30/19	13.69	0.27	0.02	0.29	(0.34)	(1.35)	(1.69)	12.29	4.23%	57,900	0.51%	0.49%	2.22%
Class A
9/30/23	$9.94	$0.19	$0.92	$1.11	$(0.22)	$(0.76)	$(0.98)	$10.07	11.57%	$26,082	0.63%	0.59%	1.87%
9/30/22	13.64	0.27	(2.50)	(2.23)	(0.31)	(1.16)	(1.47)	9.94	(18.55%)	26,417	0.62%	0.59%	2.27%
9/30/21	11.92	0.25	2.05	2.30	(0.30)	(0.28)	(0.58)	13.64	19.67%	37,483	0.61%	0.59%	1.88%
9/30/20	12.39	0.19	0.47	0.66	(0.24)	(0.89)	(1.13)	11.92	5.34%	92,603	0.61%	0.59%	1.66%
9/30/19	13.78	0.23	0.05	0.28	(0.32)	(1.35)	(1.67)	12.39	4.13%	73,893	0.61%	0.59%	1.92%
Class R3
9/30/23	$9.60	$0.17	$0.89	$1.06	$(0.21)	$(0.76)	$(0.97)	$9.69	11.44%	$73,635	0.78%	0.74%	1.74%
9/30/22	13.28	0.24	(2.41)	(2.17)	(0.35)	(1.16)	(1.51)	9.60	(18.67%)	70,110	0.77%	0.74%	2.05%
9/30/21	11.62	0.18	2.03	2.21	(0.27)	(0.28)	(0.55)	13.28	19.41%	87,304	0.76%	0.74%	1.38%
9/30/20	12.09	0.20	0.43	0.63	(0.21)	(0.89)	(1.10)	11.62	5.21%	89,115	0.76%	0.74%	1.78%
9/30/19	13.50	0.25	0.00 [d]	0.25	(0.31)	(1.35)	(1.66)	12.09	3.92%	103,094	0.76%	0.74%	2.08%

The accompanying notes are an integral part of the financial statements.

133

MassMutual RetireSMARTSM by JPMorgan 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.99	$0.22	$1.15		$1.37	$(0.24)	$(0.95)	$(1.19)	$10.17	14.51%	$42,777	0.15%	0.05%	2.12%
9/30/22	14.28	0.31	(2.58)		(2.27)	(0.50)	(1.52)	(2.02)	9.99	(18.91%)	41,191	0.13%	0.05%	2.56%
9/30/21	12.07	0.21	2.59		2.80	(0.31)	(0.28)	(0.59)	14.28	23.66%	53,885	0.12%	0.05%	1.54%
9/30/20	12.73	0.26	0.48		0.74	(0.30)	(1.10)	(1.40)	12.07	5.75%	42,470	0.12%	0.05%	2.23%
9/30/19	14.18	0.32	(0.09	)aa	0.23	(0.41)	(1.27)	(1.68)	12.73	3.77%	33,309	0.12%	0.05%	2.56%
Class R5
9/30/23	$10.00	$0.18	$1.19		$1.37	$(0.22)	$(0.95)	$(1.17)	$10.20	14.50%	$2,059	0.25%	0.15%	1.71%
9/30/22	14.30	0.30	(2.59)		(2.29)	(0.49)	(1.52)	(2.01)	10.00	(19.03%)	2,624	0.23%	0.15%	2.46%
9/30/21	12.09	0.18	2.61		2.79	(0.30)	(0.28)	(0.58)	14.30	23.52%	3,537	0.22%	0.15%	1.30%
9/30/20	12.75	0.23	0.50		0.73	(0.29)	(1.10)	(1.39)	12.09	5.67%	2,270	0.22%	0.15%	1.91%
9/30/19	14.16	0.05	0.17		0.22	(0.36)	(1.27)	(1.63)	12.75	3.68%	1,801	0.22%	0.15%	0.41%
Service Class
9/30/23	$10.15	$0.22	$1.16		$1.38	$(0.22)	$(0.95)	$(1.17)	$10.36	14.33%	$5,864	0.35%	0.25%	2.06%
9/30/22	14.47	0.30	(2.63)		(2.33)	(0.47)	(1.52)	(1.99)	10.15	(19.06%)	6,293	0.33%	0.25%	2.42%
9/30/21	12.23	0.20	2.60		2.80	(0.28)	(0.28)	(0.56)	14.47	23.36%	8,127	0.32%	0.25%	1.43%
9/30/20	12.87	0.23	0.50		0.73	(0.27)	(1.10)	(1.37)	12.23	5.60%	8,234	0.32%	0.25%	1.89%
9/30/19	14.30	0.33	(0.12	)aa	0.21	(0.37)	(1.27)	(1.64)	12.87	3.55%	8,093	0.32%	0.25%	2.62%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	37%	63%	34%	92%	50%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized (loss) and net change in unrealized appreciation (depreciation) on investments due to the timing of the commencement of operations of the share class in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

134

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$10.08	$0.18	$1.18		$1.36	$(0.20)	$(0.95)	$(1.15)	$10.29	14.27%	$23,070	0.45%	0.35%	1.71%
9/30/22	14.39	0.29	(2.62)		(2.33)	(0.46)	(1.52)	(1.98)	10.08	(19.17%)	20,432	0.43%	0.35%	2.35%
9/30/21	12.16	0.17	2.61		2.78	(0.27)	(0.28)	(0.55)	14.39	23.29%	32,891	0.42%	0.35%	1.24%
9/30/20	12.81	0.22	0.49		0.71	(0.26)	(1.10)	(1.36)	12.16	5.46%	28,848	0.42%	0.35%	1.83%
9/30/19	14.25	0.29	(0.09	)aa	0.20	(0.37)	(1.27)	(1.64)	12.81	3.44%	32,361	0.42%	0.35%	2.31%
Class R4
9/30/23	$9.90	$0.15	$1.17		$1.32	$(0.19)	$(0.95)	$(1.14)	$10.08	14.03%	$21,531	0.60%	0.50%	1.45%
9/30/22	14.16	0.25	(2.56)		(2.31)	(0.43)	(1.52)	(1.95)	9.90	(19.29%)	18,897	0.58%	0.50%	2.02%
9/30/21	11.97	0.17	2.54		2.71	(0.24)	(0.28)	(0.52)	14.16	23.08%	24,087	0.57%	0.50%	1.22%
9/30/20	12.63	0.30	0.38		0.68	(0.24)	(1.10)	(1.34)	11.97	5.30%	24,244	0.57%	0.50%	2.47%
9/30/19	14.06	0.27	(0.09	)aa	0.18	(0.34)	(1.27)	(1.61)	12.63	3.37%	49,044	0.57%	0.50%	2.17%
Class A
9/30/23	$10.03	$0.15	$1.18		$1.33	$(0.17)	$(0.95)	$(1.12)	$10.24	13.95%	$8,103	0.70%	0.60%	1.43%
9/30/22	14.21	0.27	(2.62)		(2.35)	(0.31)	(1.52)	(1.83)	10.03	(19.34%)	7,392	0.68%	0.60%	2.16%
9/30/21	12.03	0.19	2.52		2.71	(0.25)	(0.28)	(0.53)	14.21	22.92%	13,939	0.67%	0.60%	1.42%
9/30/20	12.69	0.17	0.51		0.68	(0.24)	(1.10)	(1.34)	12.03	5.26%	42,080	0.67%	0.60%	1.48%
9/30/19	14.12	0.22	(0.05	)aa	0.17	(0.33)	(1.27)	(1.60)	12.69	3.21%	34,479	0.67%	0.60%	1.74%
Class R3
9/30/23	$9.85	$0.14	$1.15		$1.29	$(0.17)	$(0.95)	$(1.12)	$10.02	13.73%	$46,592	0.85%	0.75%	1.34%
9/30/22	14.10	0.22	(2.55)		(2.33)	(0.40)	(1.52)	(1.92)	9.85	(19.50%)	41,463	0.83%	0.75%	1.85%
9/30/21	11.93	0.14	2.53		2.67	(0.22)	(0.28)	(0.50)	14.10	22.76%	53,677	0.82%	0.75%	1.02%
9/30/20	12.58	0.18	0.48		0.66	(0.21)	(1.10)	(1.31)	11.93	5.12%	54,970	0.82%	0.75%	1.51%
9/30/19	14.02	0.24	(0.10	)aa	0.14	(0.31)	(1.27)	(1.58)	12.58	2.99%	61,925	0.82%	0.75%	1.95%

The accompanying notes are an integral part of the financial statements.

135

MassMutual RetireSMARTSM by JPMorgan 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.98	$0.21	$1.35		$1.56	$(0.23)	$(1.00)	$(1.23)	$10.31	16.58%	$44,441	0.10%	0.04%	2.06%
9/30/22	14.28	0.27	(2.60)		(2.33)	(0.49)	(1.48)	(1.97)	9.98	(19.31%)	46,252	0.09%	0.04%	2.25%
9/30/21	11.54	0.19	2.81		3.00	(0.26)	—	(0.26)	14.28	26.26%	51,708	0.08%	0.04%	1.36%
9/30/20	12.19	0.23	0.47		0.70	(0.27)	(1.08)	(1.35)	11.54	5.59%	38,583	0.09%	0.04%	2.06%
9/30/19	13.81	0.28	(0.16	)aa	0.12	(0.39)	(1.35)	(1.74)	12.19	3.22%	28,872	0.09%	0.04%	2.32%
Class R5
9/30/23	$9.97	$0.22	$1.33		$1.55	$(0.22)	$(1.00)	$(1.22)	$10.30	16.46%	$1,807	0.20%	0.14%	2.09%
9/30/22	14.26	0.27	(2.60)		(2.33)	(0.48)	(1.48)	(1.96)	9.97	(19.36%)	47,871	0.19%	0.14%	2.19%
9/30/21	11.53	0.18	2.80		2.98	(0.25)	—	(0.25)	14.26	26.08%	62,894	0.18%	0.14%	1.35%
9/30/20	12.18	0.24	0.45		0.69	(0.26)	(1.08)	(1.34)	11.53	5.51%	51,048	0.19%	0.14%	2.15%
9/30/19	13.80	0.22	(0.11	)aa	0.11	(0.38)	(1.35)	(1.73)	12.18	3.14%	63,062	0.19%	0.14%	1.84%
Service Class
9/30/23	$10.02	$0.19	$1.36		$1.55	$(0.20)	$(1.00)	$(1.20)	$10.37	16.38%	$11,177	0.30%	0.24%	1.85%
9/30/22	14.33	0.34	(2.71)		(2.37)	(0.46)	(1.48)	(1.94)	10.02	(19.49%)	11,683	0.29%	0.24%	2.72%
9/30/21	11.58	0.18	2.81		2.99	(0.24)	—	(0.24)	14.33	26.04%	27,788	0.28%	0.24%	1.31%
9/30/20	12.23	0.19	0.48		0.67	(0.24)	(1.08)	(1.32)	11.58	5.32%	25,091	0.29%	0.24%	1.67%
9/30/19	13.81	0.34	(0.23	)aa	0.11	(0.34)	(1.35)	(1.69)	12.23	3.08%	22,042	0.29%	0.24%	2.77%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	32%	61%	33%	89%	40%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

136

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.95	$0.17	$1.36		$1.53	$(0.19)	$(1.00)	$(1.19)	$10.29	16.32%	$51,249	0.40%	0.34%	1.59%
9/30/22	14.24	0.27	(2.63)		(2.36)	(0.45)	(1.48)	(1.93)	9.95	(19.56%)	43,754	0.39%	0.34%	2.22%
9/30/21	11.51	0.15	2.81		2.96	(0.23)	—	(0.23)	14.24	25.89%	65,351	0.38%	0.34%	1.08%
9/30/20	12.17	0.23	0.42		0.65	(0.23)	(1.08)	(1.31)	11.51	5.18%	52,611	0.39%	0.34%	1.99%
9/30/19	13.77	0.26	(0.16	)aa	0.10	(0.35)	(1.35)	(1.70)	12.17	2.99%	75,729	0.39%	0.34%	2.20%
Class R4
9/30/23	$9.74	$0.15	$1.34		$1.49	$(0.18)	$(1.00)	$(1.18)	$10.05	16.17%	$18,129	0.55%	0.49%	1.44%
9/30/22	13.97	0.23	(2.56)		(2.33)	(0.42)	(1.48)	(1.90)	9.74	(19.70%)	15,650	0.54%	0.49%	1.87%
9/30/21	11.29	0.14	2.74		2.88	(0.20)	—	(0.20)	13.97	25.69%	21,449	0.53%	0.49%	1.07%
9/30/20	11.96	0.24	0.38		0.62	(0.21)	(1.08)	(1.29)	11.29	5.04%	24,740	0.54%	0.49%	2.15%
9/30/19	13.56	0.24	(0.16	)aa	0.08	(0.33)	(1.35)	(1.68)	11.96	2.84%	43,641	0.54%	0.49%	2.05%
Class A
9/30/23	$9.89	$0.14	$1.35		$1.49	$(0.16)	$(1.00)	$(1.16)	$10.22	15.94%	$16,603	0.65%	0.59%	1.36%
9/30/22	14.10	0.24	(2.62)		(2.38)	(0.35)	(1.48)	(1.83)	9.89	(19.73%)	15,262	0.64%	0.59%	1.93%
9/30/21	11.41	0.15	2.74		2.89	(0.20)	—	(0.20)	14.10	25.54%	25,723	0.63%	0.59%	1.13%
9/30/20	12.07	0.15	0.48		0.63	(0.21)	(1.08)	(1.29)	11.41	5.03%	49,795	0.64%	0.59%	1.34%
9/30/19	13.66	0.20	(0.14	)aa	0.06	(0.30)	(1.35)	(1.65)	12.07	2.68%	42,006	0.64%	0.59%	1.71%
Class R3
9/30/23	$9.52	$0.12	$1.30		$1.42	$(0.16)	$(1.00)	$(1.16)	$9.78	15.74%	$49,412	0.80%	0.74%	1.24%
9/30/22	13.70	0.19	(2.50)		(2.31)	(0.39)	(1.48)	(1.87)	9.52	(19.88%)	43,439	0.79%	0.74%	1.64%
9/30/21	11.09	0.11	2.68		2.79	(0.18)	—	(0.18)	13.70	25.36%	52,607	0.78%	0.74%	0.85%
9/30/20	11.75	0.15	0.45		0.60	(0.18)	(1.08)	(1.26)	11.09	4.92%	54,015	0.79%	0.74%	1.34%
9/30/19	13.36	0.21	(0.18	)aa	0.03	(0.29)	(1.35)	(1.64)	11.75	2.48%	59,312	0.79%	0.74%	1.85%

The accompanying notes are an integral part of the financial statements.

137

MassMutual RetireSMARTSM by JPMorgan 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.97	$0.20	$1.46		$1.66	$(0.22)	$(1.26)	$(1.48)	$10.15	17.83%	$28,367	0.20%	0.02%	1.91%
9/30/22	14.76	0.27	(2.59)		(2.32)	(0.53)	(1.94)	(2.47)	9.97	(19.49%)	26,481	0.18%	0.02%	2.15%
9/30/21	11.96	0.17	3.18		3.35	(0.24)	(0.31)	(0.55)	14.76	28.57%	30,290	0.16%	0.02%	1.24%
9/30/20	12.75	0.24	0.48		0.72	(0.29)	(1.22)	(1.51)	11.96	5.41%	21,522	0.18%	0.02%	2.04%
9/30/19	14.41	0.29	(0.18	)aa	0.11	(0.39)	(1.38)	(1.77)	12.75	3.08%	19,099	0.18%	0.02%	2.32%
Class R5
9/30/23	$9.97	$0.15	$1.50		$1.65	$(0.20)	$(1.26)	$(1.46)	$10.16	17.73%	$886	0.30%	0.12%	1.46%
9/30/22	14.76	0.25	(2.59)		(2.34)	(0.51)	(1.94)	(2.45)	9.97	(19.57%)	1,199	0.28%	0.12%	2.01%
9/30/21	11.96	0.17	3.17		3.34	(0.23)	(0.31)	(0.54)	14.76	28.46%	1,327	0.26%	0.12%	1.17%
9/30/20	12.76	0.20	0.50		0.70	(0.28)	(1.22)	(1.50)	11.96	5.25%	935	0.28%	0.12%	1.70%
9/30/19	14.41	0.12	(0.02	)aa	0.10	(0.37)	(1.38)	(1.75)	12.76	3.02%	750	0.28%	0.12%	0.92%
Service Class
9/30/23	$9.97	$0.20	$1.46		$1.66	$(0.20)	$(1.26)	$(1.46)	$10.17	17.78%	$2,873	0.40%	0.22%	1.97%
9/30/22	14.77	0.29	(2.66)		(2.37)	(0.49)	(1.94)	(2.43)	9.97	(19.74%)	3,251	0.38%	0.22%	2.32%
9/30/21	11.97	0.16	3.17		3.33	(0.22)	(0.31)	(0.53)	14.77	28.30%	4,642	0.36%	0.22%	1.14%
9/30/20	12.75	0.20	0.48		0.68	(0.24)	(1.22)	(1.46)	11.97	5.15%	4,391	0.38%	0.22%	1.69%
9/30/19	14.39	0.32	(0.23	)aa	0.09	(0.35)	(1.38)	(1.73)	12.75	2.92%	3,874	0.38%	0.22%	2.58%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	41%	63%	34%	95%	46%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

138

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$9.90	$0.15	$1.48		$1.63	$(0.18)	$(1.26)	$(1.44)	$10.09	17.65%	$21,723	0.50%	0.32%	1.51%
9/30/22	14.67	0.25	(2.60)		(2.35)	(0.48)	(1.94)	(2.42)	9.90	(19.76%)	17,419	0.48%	0.32%	1.99%
9/30/21	11.90	0.12	3.17		3.29	(0.21)	(0.31)	(0.52)	14.67	28.11%	26,780	0.46%	0.32%	0.87%
9/30/20	12.69	0.19	0.49		0.68	(0.25)	(1.22)	(1.47)	11.90	5.12%	19,671	0.48%	0.32%	1.59%
9/30/19	14.35	0.26	(0.19	)aa	0.07	(0.35)	(1.38)	(1.73)	12.69	2.72%	21,597	0.48%	0.32%	2.12%
Class R4
9/30/23	$9.70	$0.13	$1.45		$1.58	$(0.16)	$(1.26)	$(1.42)	$9.86	17.45%	$16,859	0.65%	0.47%	1.30%
9/30/22	14.42	0.20	(2.53)		(2.33)	(0.45)	(1.94)	(2.39)	9.70	(19.92%)	15,864	0.63%	0.47%	1.67%
9/30/21	11.70	0.12	3.10		3.22	(0.19)	(0.31)	(0.50)	14.42	27.98%	19,388	0.61%	0.47%	0.90%
9/30/20	12.51	0.24	0.40		0.64	(0.23)	(1.22)	(1.45)	11.70	4.89%	18,225	0.63%	0.47%	2.04%
9/30/19	14.15	0.24	(0.18	)aa	0.06	(0.32)	(1.38)	(1.70)	12.51	2.68%	29,963	0.63%	0.47%	1.93%
Class A
9/30/23	$9.86	$0.14	$1.45		$1.59	$(0.15)	$(1.26)	$(1.41)	$10.04	17.24%	$6,793	0.75%	0.57%	1.35%
9/30/22	14.50	0.20	(2.58)		(2.38)	(0.32)	(1.94)	(2.26)	9.86	(19.94%)	6,267	0.73%	0.57%	1.60%
9/30/21	11.77	0.14	3.09		3.23	(0.19)	(0.31)	(0.50)	14.50	27.88%	11,723	0.71%	0.57%	1.04%
9/30/20	12.58	0.14	0.49		0.63	(0.22)	(1.22)	(1.44)	11.77	4.79%	28,190	0.73%	0.57%	1.18%
9/30/19	14.22	0.20	(0.15	)aa	0.05	(0.31)	(1.38)	(1.69)	12.58	2.54%	19,901	0.73%	0.57%	1.61%
Class R3
9/30/23	$9.66	$0.11	$1.44		$1.55	$(0.14)	$(1.26)	$(1.40)	$9.81	17.17%	$34,959	0.90%	0.72%	1.15%
9/30/22	14.36	0.18	(2.53)		(2.35)	(0.41)	(1.94)	(2.35)	9.66	(20.09%)	30,594	0.88%	0.72%	1.50%
9/30/21	11.66	0.10	3.06		3.16	(0.15)	(0.31)	(0.46)	14.36	27.59%	40,009	0.86%	0.72%	0.72%
9/30/20	12.47	0.14	0.47		0.61	(0.20)	(1.22)	(1.42)	11.66	4.62%	42,710	0.88%	0.72%	1.25%
9/30/19	14.11	0.22	(0.19	)aa	0.03	(0.29)	(1.38)	(1.67)	12.47	2.41%	46,767	0.88%	0.72%	1.82%

The accompanying notes are an integral part of the financial statements.

139

MassMutual RetireSMARTSM by JPMorgan 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$7.28	$0.14	$1.10		$1.24	$(0.16)	$(0.77)	$(0.93)	$7.59	18.10%	$29,533	0.13%	0.02%	1.83%
9/30/22	10.46	0.19	(1.91)		(1.72)	(0.36)	(1.10)	(1.46)	7.28	(19.60%)	26,439	0.12%	0.02%	2.08%
9/30/21	8.31	0.12	2.23		2.35	(0.17)	(0.03)	(0.20)	10.46	28.53%	26,674	0.12%	0.02%	1.21%
9/30/20	8.80	0.16	0.33		0.49	(0.19)	(0.79)	(0.98)	8.31	5.29%	18,528	0.13%	0.02%	2.02%
9/30/19	10.18	0.20	(0.15	)aa	0.05	(0.28)	(1.15)	(1.43)	8.80	3.10%	15,050	0.14%	0.02%	2.27%
Class R5
9/30/23	$7.26	$0.15	$1.08		$1.23	$(0.15)	$(0.77)	$(0.92)	$7.57	18.01%	$1,942	0.23%	0.12%	1.93%
9/30/22	10.44	0.18	(1.91)		(1.73)	(0.35)	(1.10)	(1.45)	7.26	(19.73%)	41,662	0.22%	0.12%	2.04%
9/30/21	8.29	0.13	2.21		2.34	(0.16)	(0.03)	(0.19)	10.44	28.49%	50,534	0.22%	0.12%	1.31%
9/30/20	8.78	0.16	0.32		0.48	(0.18)	(0.79)	(0.97)	8.29	5.20%	42,985	0.23%	0.12%	1.93%
9/30/19	10.16	0.17	(0.13	)aa	0.04	(0.27)	(1.15)	(1.42)	8.78	3.03%	45,022	0.24%	0.12%	1.94%
Service Class
9/30/23	$7.31	$0.13	$1.11		$1.24	$(0.13)	$(0.77)	$(0.90)	$7.65	18.04%	$5,117	0.33%	0.22%	1.64%
9/30/22	10.50	0.22	(1.97)		(1.75)	(0.34)	(1.10)	(1.44)	7.31	(19.78%)	4,478	0.32%	0.22%	2.39%
9/30/21	8.34	0.12	2.23		2.35	(0.16)	(0.03)	(0.19)	10.50	28.34%	12,565	0.32%	0.22%	1.19%
9/30/20	8.82	0.13	0.34		0.47	(0.16)	(0.79)	(0.95)	8.34	5.13%	10,119	0.33%	0.22%	1.59%
9/30/19	10.17	0.24	(0.20	)aa	0.04	(0.24)	(1.15)	(1.39)	8.82	2.92%	8,399	0.34%	0.22%	2.73%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	51%	60%	36%	92%	40%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

140

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$7.27	$0.11	$1.10		$1.21	$(0.13)	$(0.77)	$(0.90)	$7.58	17.72%	$44,280	0.43%	0.32%	1.46%
9/30/22	10.45	0.18	(1.93)		(1.75)	(0.33)	(1.10)	(1.43)	7.27	(19.88%)	34,706	0.42%	0.32%	1.95%
9/30/21	8.30	0.09	2.23		2.32	(0.14)	(0.03)	(0.17)	10.45	28.20%	46,558	0.42%	0.32%	0.91%
9/30/20	8.79	0.16	0.30		0.46	(0.16)	(0.79)	(0.95)	8.30	4.98%	34,367	0.43%	0.32%	1.97%
9/30/19	10.16	0.18	(0.15	)aa	0.03	(0.25)	(1.15)	(1.40)	8.79	2.84%	52,850	0.44%	0.32%	2.06%
Class R4
9/30/23	$7.15	$0.09	$1.10		$1.19	$(0.12)	$(0.77)	$(0.89)	$7.45	17.71%	$16,541	0.58%	0.47%	1.26%
9/30/22	10.29	0.15	(1.88)		(1.73)	(0.31)	(1.10)	(1.41)	7.15	(19.97%)	12,419	0.57%	0.47%	1.72%
9/30/21	8.18	0.08	2.19		2.27	(0.13)	(0.03)	(0.16)	10.29	27.93%	16,268	0.57%	0.47%	0.86%
9/30/20	8.68	0.16	0.28		0.44	(0.15)	(0.79)	(0.94)	8.18	4.78%	15,258	0.58%	0.47%	1.93%
9/30/19	10.05	0.16	(0.15	)aa	0.01	(0.23)	(1.15)	(1.38)	8.68	2.66%	23,206	0.59%	0.47%	1.91%
Class A
9/30/23	$7.23	$0.09	$1.11		$1.20	$(0.11)	$(0.77)	$(0.88)	$7.55	17.59%	$9,910	0.68%	0.57%	1.23%
9/30/22	10.35	0.15	(1.91)		(1.76)	(0.26)	(1.10)	(1.36)	7.23	(20.08%)	8,582	0.67%	0.57%	1.67%
9/30/21	8.23	0.10	2.18		2.28	(0.13)	(0.03)	(0.16)	10.35	27.87%	14,761	0.67%	0.57%	1.00%
9/30/20	8.72	0.10	0.34		0.44	(0.14)	(0.79)	(0.93)	8.23	4.81%	26,813	0.68%	0.57%	1.22%
9/30/19	10.08	0.15	(0.14	)aa	0.01	(0.22)	(1.15)	(1.37)	8.72	2.54%	21,195	0.69%	0.57%	1.70%
Class R3
9/30/23	$7.07	$0.08	$1.07		$1.15	$(0.10)	$(0.77)	$(0.87)	$7.35	17.30%	$33,945	0.83%	0.72%	1.08%
9/30/22	10.20	0.13	(1.87)		(1.74)	(0.29)	(1.10)	(1.39)	7.07	(20.23%)	28,557	0.82%	0.72%	1.47%
9/30/21	8.11	0.07	2.16		2.23	(0.11)	(0.03)	(0.14)	10.20	27.70%	34,349	0.82%	0.72%	0.71%
9/30/20	8.60	0.10	0.32		0.42	(0.12)	(0.79)	(0.91)	8.11	4.59%	32,608	0.83%	0.72%	1.23%
9/30/19	9.96	0.16	(0.16	)aa	0.00 [d]	(0.21)	(1.15)	(1.36)	8.60	2.44%	34,061	0.84%	0.72%	1.86%

The accompanying notes are an integral part of the financial statements.

141

MassMutual RetireSMARTSM by JPMorgan 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.59	$0.17	$1.29		$1.46	$(0.19)	$(1.03)	$(1.22)	$8.83	18.12%	$13,860	0.38%	0.00%	1.92%
9/30/22	12.33	0.23	(2.26)		(2.03)	(0.44)	(1.27)	(1.71)	8.59	(19.58%)	12,871	0.34%	0.00%	2.15%
9/30/21	10.15	0.14	2.67		2.81	(0.21)	(0.42)	(0.63)	12.33	28.46%	13,996	0.33%	0.00%	1.20%
9/30/20	10.73	0.21	0.40		0.61	(0.23)	(0.96)	(1.19)	10.15	5.43%	9,429	0.39%	0.00%	2.09%
9/30/19	12.04	0.24	(0.13	)aa	0.11	(0.33)	(1.09)	(1.42)	10.73	3.15%	7,761	0.41%	0.00%	2.31%
Class R5
9/30/23	$8.59	$0.14	$1.32		$1.46	$(0.17)	$(1.03)	$(1.20)	$8.85	18.12%	$452	0.48%	0.10%	1.52%
9/30/22	12.33	0.21	(2.26)		(2.05)	(0.42)	(1.27)	(1.69)	8.59	(19.69%)	877	0.44%	0.10%	1.97%
9/30/21	10.15	0.10	2.70		2.80	(0.20)	(0.42)	(0.62)	12.33	28.35%	1,523	0.43%	0.10%	0.79%
9/30/20	10.73	0.17	0.43		0.60	(0.22)	(0.96)	(1.18)	10.15	5.34%	643	0.49%	0.10%	1.72%
9/30/19	12.04	0.17	(0.08	)aa	0.09	(0.31)	(1.09)	(1.40)	10.73	3.02%	534	0.51%	0.10%	1.61%
Service Class
9/30/23	$8.62	$0.16	$1.30		$1.46	$(0.17)	$(1.03)	$(1.20)	$8.88	18.06%	$2,976	0.58%	0.20%	1.78%
9/30/22	12.38	0.23	(2.31)		(2.08)	(0.41)	(1.27)	(1.68)	8.62	(19.85%)	2,666	0.54%	0.20%	2.12%
9/30/21	10.18	0.13	2.68		2.81	(0.19)	(0.42)	(0.61)	12.38	28.34%	3,260	0.53%	0.20%	1.11%
9/30/20	10.75	0.18	0.40		0.58	(0.19)	(0.96)	(1.15)	10.18	5.15%	2,498	0.59%	0.20%	1.77%
9/30/19	12.05	0.28	(0.19	)aa	0.09	(0.30)	(1.09)	(1.39)	10.75	2.99%	2,291	0.61%	0.20%	2.63%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	40%	64%	38%	89%	50%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

142

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.54	$0.14	$1.30		$1.44	$(0.16)	$(1.03)	$(1.19)	8.79	17.96%	$10,946	0.68%	0.30%	1.53%
9/30/22	12.28	0.20	(2.27)		(2.07)	(0.40)	(1.27)	(1.67)	8.54	(19.92%)	8,852	0.64%	0.30%	1.87%
9/30/21	10.11	0.10	2.67		2.77	(0.18)	(0.42)	(0.60)	12.28	28.13%	10,954	0.63%	0.30%	0.85%
9/30/20	10.69	0.16	0.42		0.58	(0.20)	(0.96)	(1.16)	10.11	5.13%	7,482	0.69%	0.30%	1.61%
9/30/19	12.00	0.21	(0.14	)aa	0.07	(0.29)	(1.09)	(1.38)	10.69	2.79%	8,364	0.71%	0.30%	1.98%
Class R4
9/30/23	$8.49	$0.11	$1.30		$1.41	$(0.15)	$(1.03)	$(1.18)	$8.72	17.65%	$8,474	0.83%	0.45%	1.27%
9/30/22	12.20	0.19	(2.25)		(2.06)	(0.38)	(1.27)	(1.65)	8.49	(19.98%)	5,976	0.79%	0.45%	1.76%
9/30/21	10.04	0.11	2.63		2.74	(0.16)	(0.42)	(0.58)	12.20	28.02%	7,822	0.78%	0.45%	0.92%
9/30/20	10.64	0.22	0.33		0.55	(0.19)	(0.96)	(1.15)	10.04	4.85%	6,887	0.84%	0.45%	2.20%
9/30/19	11.94	0.21	(0.14	)aa	0.07	(0.28)	(1.09)	(1.37)	10.64	2.75%	12,251	0.86%	0.45%	2.02%
Class A
9/30/23	$8.67	$0.11	$1.32		$1.43	$(0.12)	$(1.03)	$(1.15)	$8.95	17.52%	$1,583	0.93%	0.55%	1.23%
9/30/22	12.23	0.14	(2.26)		(2.12)	(0.17)	(1.27)	(1.44)	8.67	(19.98%)	1,265	0.89%	0.55%	1.27%
9/30/21	10.08	0.11	2.62		2.73	(0.16)	(0.42)	(0.58)	12.23	27.80%	6,298	0.88%	0.55%	0.96%
9/30/20	10.67	0.13	0.42		0.55	(0.18)	(0.96)	(1.14)	10.08	4.83%	10,137	0.94%	0.55%	1.29%
9/30/19	11.97	0.16	(0.11	)aa	0.05	(0.26)	(1.09)	(1.35)	10.67	2.55%	7,587	0.96%	0.55%	1.57%
Class R3
9/30/23	$8.42	$0.10	$1.28		$1.38	$(0.12)	$(1.03)	$(1.15)	$8.65	17.45%	$24,024	1.08%	0.70%	1.14%
9/30/22	12.12	0.15	(2.23)		(2.08)	(0.35)	(1.27)	(1.62)	8.42	(20.23%)	20,114	1.04%	0.70%	1.46%
9/30/21	9.99	0.09	2.60		2.69	(0.14)	(0.42)	(0.56)	12.12	27.60%	23,885	1.03%	0.70%	0.76%
9/30/20	10.58	0.11	0.42		0.53	(0.16)	(0.96)	(1.12)	9.99	4.69%	24,149	1.09%	0.70%	1.17%
9/30/19	11.88	0.19	(0.15	)aa	0.04	(0.25)	(1.09)	(1.34)	10.58	2.44%	22,185	1.11%	0.70%	1.79%

The accompanying notes are an integral part of the financial statements.

143

MassMutual RetireSMARTSM by JPMorgan 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.54	$0.17	$1.28	$1.45	$(0.19)	$(1.04)	$(1.23)	$8.76	18.13%	$13,354	1.11%	0.00%	1.93%
9/30/22	12.03	0.24	(2.27)	(2.03)	(0.41)	(1.05)	(1.46)	8.54	(19.60%)	11,505	0.95%	0.00%	2.31%
9/30/21	9.91	0.15	2.59	2.74	(0.20)	(0.42)	(0.62)	12.03	28.43%	14,808	1.07%	0.00%	1.29%
9/30/20	10.53	0.20	0.39	0.59	(0.23)	(0.98)	(1.21)	9.91	5.39%	10,758	1.32%	0.00%	2.06%
9/30/19	11.92	0.28	(0.19)	0.09	(0.32)	(1.16)	(1.48)	10.53	3.15%	10,904	1.57%	0.00%	2.70%
Class R5
9/30/23	$8.54	$0.15	$1.30	$1.45	$(0.18)	$(1.04)	$(1.22)	$8.77	18.11%	$218	1.21%	0.10%	1.73%
9/30/22	12.00	0.22	(2.26)	(2.04)	(0.37)	(1.05)	(1.42)	8.54	(19.72%)	194	1.05%	0.10%	2.05%
9/30/21	9.89	0.13	2.59	2.72	(0.19)	(0.42)	(0.61)	12.00	28.27%	1,352	1.17%	0.10%	1.12%
9/30/20	10.51	0.25	0.33	0.58	(0.22)	(0.98)	(1.20)	9.89	5.33%	764	1.42%	0.10%	2.51%
9/30/19	11.91	0.10	(0.03)	0.07	(0.31)	(1.16)	(1.47)	10.51	2.96%	1,257	1.67%	0.10%	1.01%
Service Class
9/30/23	$8.49	$0.13	$1.30	$1.43	$(0.16)	$(1.04)	$(1.20)	$8.72	17.99%	$1,732	1.31%	0.20%	1.51%
9/30/22	11.97	0.21	(2.24)	(2.03)	(0.40)	(1.05)	(1.45)	8.49	(19.75%)	1,215	1.15%	0.20%	1.97%
9/30/21	9.87	0.12	2.58	2.70	(0.18)	(0.42)	(0.60)	11.97	28.15%	2,047	1.27%	0.21%	1.03%
9/30/20	10.49	0.12	0.45	0.57	(0.21)	(0.98)	(1.19)	9.87	5.23%	1,453	1.52%	0.20%	1.20%
9/30/19	11.90	0.32	(0.27)	0.05	(0.30)	(1.16)	(1.46)	10.49	2.79%	529	1.77%	0.20%	3.10%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	33%	78%	38%	77%	51%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

144

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/23	$8.46	$0.12	$1.30	$1.42	$(0.16)	$(1.04)	$(1.20)	$8.68	17.92%	$3,058	1.41%	0.30%	1.37%
9/30/22	11.95	0.19	(2.25)	(2.06)	(0.38)	(1.05)	(1.43)	8.46	(19.96%)	1,788	1.25%	0.30%	1.81%
9/30/21	9.85	0.09	2.60	2.69	(0.17)	(0.42)	(0.59)	11.95	28.08%	2,210	1.37%	0.33%	0.79%
9/30/20	10.48	0.12	0.43	0.55	(0.20)	(0.98)	(1.18)	9.85	5.07%	1,304	1.62%	0.30%	1.29%
9/30/19	11.87	0.20	(0.15)	0.05	(0.28)	(1.16)	(1.44)	10.48	2.81%	665	1.87%	0.30%	1.97%
Class R4
9/30/23	$8.46	$0.11	$1.29	$1.40	$(0.15)	$(1.04)	$(1.19)	$8.67	17.60%	$1,506	1.56%	0.45%	1.20%
9/30/22	11.94	0.18	(2.25)	(2.07)	(0.36)	(1.05)	(1.41)	8.46	(20.02%)	923	1.40%	0.45%	1.74%
9/30/21	9.85	0.11	2.57	2.68	(0.17)	(0.42)	(0.59)	11.94	27.90%	1,019	1.52%	0.45%	0.92%
9/30/20	10.47	0.12	0.42	0.54	(0.18)	(0.98)	(1.16)	9.85	4.97%	769	1.77%	0.45%	1.26%
9/30/19	11.87	0.14	(0.11)	0.03	(0.27)	(1.16)	(1.43)	10.47	2.60%	374	2.02%	0.45%	1.36%
Class A
9/30/23	$8.48	$0.11	$1.28	$1.39	$(0.13)	$(1.04)	$(1.17)	$8.70	17.50%	$430	1.66%	0.55%	1.29%
9/30/22	11.89	0.20	(2.28)	(2.08)	(0.28)	(1.05)	(1.33)	8.48	(20.10%)	329	1.50%	0.55%	1.86%
9/30/21	9.83	0.12	2.52	2.64	(0.16)	(0.42)	(0.58)	11.89	27.59%	613	1.62%	0.59%	1.04%
9/30/20	10.46	0.07	0.46	0.53	(0.18)	(0.98)	(1.16)	9.83	4.89%	1,190	1.87%	0.55%	0.74%
9/30/19	11.86	0.19	(0.17)	0.02	(0.26)	(1.16)	(1.42)	10.46	2.50%	437	2.12%	0.55%	1.84%
Class R3
9/30/23	$8.42	$0.09	$1.28	$1.37	$(0.12)	$(1.04)	$(1.16)	$8.63	17.38%	$1,827	1.81%	0.70%	0.98%
9/30/22	11.87	0.14	(2.22)	(2.08)	(0.32)	(1.05)	(1.37)	8.42	(20.18%)	1,343	1.65%	0.70%	1.34%
9/30/21	9.80	0.12	2.51	2.63	(0.14)	(0.42)	(0.56)	11.87	27.53%	1,510	1.77%	0.70%	1.03%
9/30/20	10.41	0.08	0.43	0.51	(0.14)	(0.98)	(1.12)	9.80	4.66%	1,885	2.02%	0.70%	0.89%
9/30/19	11.80	0.14	(0.12)	0.02	(0.25)	(1.16)	(1.41)	10.41	2.49%	1,096	2.27%	0.70%	1.38%

The accompanying notes are an integral part of the financial statements.

145

MassMutual RetireSMARTSM by JPMorgan 2065 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23[g]	$ 10.00	$ 0.05	$ (0.11)	$ (0.06)	$ —	$ —	$ —	$ 9.94	(0.60%)[b]	$ 397	13.70%[a]	0.00%[a]	0.75%[a]
Class R5
9/30/23[g]	$ 10.00	$ 0.04	$ (0.11)	$ (0.07)	$ —	$ —	$ —	$ 9.93	(0.70%)[b]	$ 99	13.80%[a]	0.10%[a]	0.65%[a]
Service Class
9/30/23[g]	$ 10.00	$ 0.04	$ (0.12)	$ (0.08)	$ —	$ —	$ —	$ 9.92	(0.80%)[b]	$ 99	13.90%[a]	0.20%[a]	0.54%[a]
Administrative Class
9/30/23[g]	$ 10.00	$ 0.03	$ (0.11)	$ (0.08)	$ —	$ —	$ —	$ 9.92	(0.80%)[b]	$ 99	14.00%[a]	0.30%[a]	0.45%[a]
Class R4
9/30/23[g]	$ 10.00	$ 0.02	$ (0.11)	$ (0.09)	$ —	$ —	$ —	$ 9.91	(0.90%)[b]	$ 99	14.15%[a]	0.45%[a]	0.30%[a]
Class A
9/30/23[g]	$ 10.00	$ 0.01	$ (0.11)	$ (0.10)	$ —	$ —	$ —	$ 9.90	(1.00%) [b]	$ 99	14.25%[a]	0.55% [a]	0.20%[a]
Class R3
9/30/23[g]	$ 10.00	$ 0.00[d]	$ (0.11)	$ (0.11)	$ —	$ —	$ —	$ 9.89	(1.10%)[b]	$ 99	14.40%[a]	0.70%[a]	0.05%[a]

Period ended September 30, 2023[b]
Portfolio turnover rate	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

146

MassMutual Select T. Rowe Price Retirement Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$13.62	$0.65	$0.48	$1.13	$(0.67)	$(0.74)	$(1.41)	$13.34	8.67%	$25,079	0.40%	0.28%	4.77%
9/30/22	17.72	0.46	(2.83)	(2.37)	(0.65)	(1.08)	(1.73)	13.62	(14.93%)	20,187	0.40%	0.27%	2.90%
9/30/21	16.19	0.25	2.00	2.25	(0.36)	(0.36)	(0.72)	17.72	14.19%	25,173	0.40%	0.27%	1.42%
9/30/20	15.46	0.31	0.91	1.22	(0.38)	(0.11)	(0.49)	16.19	8.01%	18,598	0.19%	0.06%	2.03%
9/30/19	15.22	0.29	0.44	0.73	(0.36)	(0.13)	(0.49)	15.46	5.24%	14,363	0.27%	0.01%	1.94%
Class M5
9/30/23	$13.63	$0.64	$0.48	$1.12	$(0.65)	$(0.74)	$(1.39)	$13.36	8.57%	$142,090	0.55%	0.43%	4.72%
9/30/22	17.73	0.42	(2.83)	(2.41)	(0.61)	(1.08)	(1.69)	13.63	(15.09%)	126,517	0.55%	0.42%	2.66%
9/30/21	16.20	0.23	2.00	2.23	(0.34)	(0.36)	(0.70)	17.73	14.02%	152,253	0.55%	0.42%	1.30%
9/30/20	15.48	0.34	0.85	1.19	(0.36)	(0.11)	(0.47)	16.20	7.85%	126,059	0.33%	0.20%	2.17%
9/30/19	15.21	0.08	0.64	0.72	(0.32)	(0.13)	(0.45)	15.48	5.11%	118,872	0.42%	0.16%	0.53%
Class M4
9/30/23	$13.65	$0.63	$0.45	$1.08	$(0.60)	$(0.74)	$(1.34)	$13.39	8.21%	$8,243	0.80%	0.68%	4.67%
9/30/22	17.66	0.40	(2.85)	(2.45)	(0.48)	(1.08)	(1.56)	13.65	(15.28%)	7,314	0.80%	0.67%	2.50%
9/30/21	16.13	0.22	1.97	2.19	(0.30)	(0.36)	(0.66)	17.66	13.80%	14,092	0.80%	0.67%	1.27%
9/30/20	15.42	0.30	0.84	1.14	(0.32)	(0.11)	(0.43)	16.13	7.52%	19,598	0.58%	0.45%	1.94%
9/30/19	15.18	0.27	0.41	0.68	(0.31)	(0.13)	(0.44)	15.42	4.85%	17,961	0.67%	0.40%	1.79%
Class M3
9/30/23	$13.57	$0.58	$0.47	$1.05	$(0.52)	$(0.74)	$(1.26)	$13.36	7.99%	$3,080	1.05%	0.93%	4.28%
9/30/22	17.65	0.33	(2.81)	(2.48)	(0.52)	(1.08)	(1.60)	13.57	(15.55%)	4,113	1.05%	0.92%	2.11%
9/30/21	16.11	0.13	2.01	2.14	(0.24)	(0.36)	(0.60)	17.65	13.47%	6,265	1.05%	0.92%	0.74%
9/30/20	15.39	0.28	0.82	1.10	(0.27)	(0.11)	(0.38)	16.11	7.27%	6,073	0.83%	0.70%	1.79%
9/30/19	15.16	0.25	0.39	0.64	(0.28)	(0.13)	(0.41)	15.39	4.61%	7,417	0.92%	0.66%	1.68%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	19%	34%	38%	50%	19%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

147

MassMutual Select T. Rowe Price Retirement 2005 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 12.45	$ 0.74	$ 0.36	$ 1.10	$ (0.59)	$ (0.57)	$ (1.16)	$ 12.39	9.22%	$ 8,383	0.42%	0.28%	5.95%
9/30/22	17.52	0.39	(2.66)	(2.27)	(0.62)	(2.18)	(2.80)	12.45	(15.62%)	15,173	0.42%	0.28%	2.65%
9/30/21	16.24	0.30	1.84	2.14	(0.38)	(0.48)	(0.86)	17.52	13.48%	17,418	0.42%	0.28%	1.74%
9/30/20	15.74	0.34	0.85	1.19	(0.43)	(0.26)	(0.69)	16.24	7.74%	19,736	0.62%	0.06%	2.21%
9/30/19	15.19	0.21	0.66	0.87	(0.29)	(0.03)	(0.32)	15.74	5.96%	13,386	0.87%	0.02%	1.40%
Class M5
9/30/23	$ 12.42	$ 0.57	$ 0.51	$ 1.08	$ (0.57)	$ (0.57)	$ (1.14)	$ 12.36	9.04%	$ 6,075	0.57%	0.43%	4.52%
9/30/22	17.48	0.41	(2.69)	(2.28)	(0.60)	(2.18)	(2.78)	12.42	(15.73%)	5,681	0.57%	0.43%	2.79%
9/30/21	16.20	0.24	1.87	2.11	(0.35)	(0.48)	(0.83)	17.48	13.33%	7,783	0.57%	0.43%	1.39%
9/30/20	15.71	0.41	0.75	1.16	(0.41)	(0.26)	(0.67)	16.20	7.55%	8,440	0.77%	0.20%	2.63%
9/30/19	15.17	0.34	0.50	0.84	(0.27)	(0.03)	(0.30)	15.71	5.80%	8,422	1.03%	0.16%	2.26%
Class M4
9/30/23	$ 12.42	$ 0.50	$ 0.55	$ 1.05	$ (0.52)	$ (0.57)	$ (1.09)	$ 12.38	8.72%	$ 1,639	0.82%	0.68%	3.99%
9/30/22	17.46	0.36	(2.68)	(2.32)	(0.54)	(2.18)	(2.72)	12.42	(15.93%)	2,073	0.82%	0.68%	2.46%
9/30/21	16.17	0.21	1.86	2.07	(0.30)	(0.48)	(0.78)	17.46	13.07%	3,096	0.82%	0.68%	1.22%
9/30/20	15.69	0.36	0.76	1.12	(0.38)	(0.26)	(0.64)	16.17	7.29%	3,455	1.02%	0.45%	2.30%
9/30/19	15.15	0.25	0.56	0.81	(0.24)	(0.03)	(0.27)	15.69	5.53%	3,138	1.28%	0.41%	1.64%
Class M3
9/30/23	$ 12.34	$ 0.48	$ 0.53	$ 1.01	$ (0.50)	$ (0.57)	$ (1.07)	$ 12.28	8.50%	$ 1,495	1.07%	0.93%	3.86%
9/30/22	17.39	0.29	(2.64)	(2.35)	(0.52)	(2.18)	(2.70)	12.34	(16.17%)	1,453	1.07%	0.93%	2.01%
9/30/21	16.11	0.12	1.90	2.02	(0.26)	(0.48)	(0.74)	17.39	12.77%	1,603	1.07%	0.93%	0.72%
9/30/20	15.64	0.32	0.76	1.08	(0.35)	(0.26)	(0.61)	16.11	7.01%	1,227	1.27%	0.69%	2.07%
9/30/19	15.12	0.22	0.55	0.77	(0.22)	(0.03)	(0.25)	15.64	5.28%	1,539	1.53%	0.66%	1.45%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	37%	37%	54%	59%	41%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

148

MassMutual Select T. Rowe Price Retirement 2010 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 13.23	$ 0.59	$ 0.63	$ 1.22	$ (0.59)	$ (1.01)	$ (1.60)	$ 12.85	9.77%	$ 62,669	0.42%	0.28%	4.51%
9/30/22	17.63	0.39	(2.90)	(2.51)	(0.62)	(1.27)	(1.89)	13.23	(16.02%)	63,308	0.42%	0.28%	2.51%
9/30/21	16.05	0.27	2.05	2.32	(0.37)	(0.37)	(0.74)	17.63	14.74%	75,734	0.42%	0.28%	1.55%
9/30/20	15.66	0.37	0.85	1.22	(0.43)	(0.40)	(0.83)	16.05	8.02%	72,187	0.20%	0.05%	2.40%
9/30/19	15.20	0.34	0.50	0.84	(0.37)	(0.01)	(0.38)	15.66	5.84%	65,842	0.16%	0.01%	2.26%
Class M5
9/30/23	$ 13.21	$ 0.59	$ 0.61	$ 1.20	$ (0.56)	$ (1.01)	$ (1.57)	$ 12.84	9.60%	$ 19,654	0.57%	0.43%	4.52%
9/30/22	17.61	0.47	(2.99)	(2.52)	(0.61)	(1.27)	(1.88)	13.21	(16.10%)	20,741	0.57%	0.43%	2.98%
9/30/21	16.03	0.21	2.08	2.29	(0.34)	(0.37)	(0.71)	17.61	14.57%	32,649	0.57%	0.43%	1.20%
9/30/20	15.65	0.39	0.80	1.19	(0.41)	(0.40)	(0.81)	16.03	7.81%	28,892	0.34%	0.20%	2.53%
9/30/19	15.19	0.36	0.46	0.82	(0.35)	(0.01)	(0.36)	15.65	5.70%	30,690	0.31%	0.16%	2.43%
Class M4
9/30/23	$ 13.20	$ 0.55	$ 0.63	$ 1.18	$ (0.49)	$ (1.01)	$ (1.50)	$ 12.88	9.43%	$ 9,195	0.82%	0.68%	4.16%
9/30/22	17.56	0.38	(2.96)	(2.58)	(0.51)	(1.27)	(1.78)	13.20	(16.40%)	10,567	0.82%	0.68%	2.45%
9/30/21	15.99	0.23	2.02	2.25	(0.31)	(0.37)	(0.68)	17.56	14.35%	26,545	0.82%	0.68%	1.37%
9/30/20	15.61	0.33	0.82	1.15	(0.37)	(0.40)	(0.77)	15.99	7.56%	30,398	0.60%	0.45%	2.16%
9/30/19	15.17	0.31	0.46	0.77	(0.32)	(0.01)	(0.33)	15.61	5.37%	23,473	0.56%	0.41%	2.06%
Class M3
9/30/23	$ 13.18	$ 0.57	$ 0.58	$ 1.15	$ (0.48)	$ (1.01)	$ (1.49)	$ 12.84	9.11%	$ 5,326	1.07%	0.93%	4.39%
9/30/22	17.56	0.35	(2.95)	(2.60)	(0.51)	(1.27)	(1.78)	13.18	(16.57%)	8,647	1.07%	0.93%	2.28%
9/30/21	15.99	0.15	2.04	2.19	(0.25)	(0.37)	(0.62)	17.56	13.97%	13,883	1.07%	0.93%	0.90%
9/30/20	15.59	0.25	0.87	1.12	(0.32)	(0.40)	(0.72)	15.99	7.34%	14,512	0.85%	0.70%	1.62%
9/30/19	15.14	0.26	0.48	0.74	(0.28)	(0.01)	(0.29)	15.59	5.15%	13,737	0.81%	0.66%	1.74%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	34%	33%	53%	27%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

149

MassMutual Select T. Rowe Price Retirement 2015 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 13.57	$ 0.59	$ 0.73	$ 1.32	$ (0.55)	$ (1.11)	$ (1.66)	$ 13.23	10.31%	$ 62,426	0.43%	0.31%	4.37%
9/30/22	17.97	0.36	(2.99)	(2.63)	(0.62)	(1.15)	(1.77)	13.57	(16.38%)	65,438	0.44%	0.30%	2.29%
9/30/21	16.17	0.24	2.32	2.56	(0.35)	(0.41)	(0.76)	17.97	16.19%	78,555	0.44%	0.32%	1.35%
9/30/20	15.64	0.35	0.93	1.28	(0.41)	(0.34)	(0.75)	16.17	8.40%	65,346	0.20%	0.06%	2.29%
9/30/19	15.21	0.30	0.49	0.79	(0.34)	(0.02)	(0.36)	15.64	5.52%	56,389	0.17%	0.01%	1.99%
Class M5
9/30/23	$ 13.54	$ 0.58	$ 0.71	$ 1.29	$ (0.52)	$ (1.11)	$ (1.63)	$ 13.20	10.08%	$ 36,067	0.58%	0.46%	4.32%
9/30/22	17.94	0.42	(3.07)	(2.65)	(0.60)	(1.15)	(1.75)	13.54	(16.50%)	39,275	0.59%	0.45%	2.64%
9/30/21	16.14	0.21	2.32	2.53	(0.32)	(0.41)	(0.73)	17.94	16.05%	64,169	0.59%	0.47%	1.21%
9/30/20	15.62	0.36	0.89	1.25	(0.39)	(0.34)	(0.73)	16.14	8.19%	53,926	0.35%	0.21%	2.30%
9/30/19	15.19	0.32	0.46	0.78	(0.33)	(0.02)	(0.35)	15.62	5.44%	52,284	0.32%	0.16%	2.14%
Class M4
9/30/23	$ 13.56	$ 0.51	$ 0.76	$ 1.27	$ (0.43)	$ (1.11)	$ (1.54)	$ 13.29	9.87%	$ 5,311	0.83%	0.71%	3.79%
9/30/22	17.92	0.35	(3.04)	(2.69)	(0.52)	(1.15)	(1.67)	13.56	(16.68%)	5,066	0.84%	0.70%	2.21%
9/30/21	16.12	0.19	2.30	2.49	(0.28)	(0.41)	(0.69)	17.92	15.74%	11,856	0.84%	0.72%	1.07%
9/30/20	15.60	0.31	0.89	1.20	(0.34)	(0.34)	(0.68)	16.12	7.89%	12,857	0.60%	0.46%	2.03%
9/30/19	15.17	0.23	0.51	0.74	(0.29)	(0.02)	(0.31)	15.60	5.15%	13,738	0.57%	0.41%	1.52%
Class M3
9/30/23	$ 13.49	$ 0.51	$ 0.72	$ 1.23	$ (0.20)	$ (1.11)	$ (1.31)	$ 13.41	9.53%	$ 1,585	1.08%	0.96%	3.78%
9/30/22	17.87	0.32	(3.04)	(2.72)	(0.51)	(1.15)	(1.66)	13.49	(16.89%)	4,452	1.09%	0.95%	2.01%
9/30/21	16.08	0.13	2.31	2.44	(0.24)	(0.41)	(0.65)	17.87	15.46%	6,990	1.09%	0.97%	0.76%
9/30/20	15.56	0.30	0.87	1.17	(0.31)	(0.34)	(0.65)	16.08	7.65%	7,211	0.85%	0.70%	1.96%
9/30/19	15.15	0.28	0.41	0.69	(0.26)	(0.02)	(0.28)	15.56	4.84%	8,621	0.82%	0.66%	1.89%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	27%	35%	35%	57%	32%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

150

MassMutual Select T. Rowe Price Retirement 2020 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 13.48	$ 0.53	$ 0.86	$ 1.39	$ (0.54)	$ (1.35)	$ (1.89)	$ 12.98	11.03%	$ 267,433	0.46%	0.32%	4.05%
9/30/22	18.31	0.34	(3.04)	(2.70)	(0.64)	(1.49)	(2.13)	13.48	(16.84%)	267,728	0.47%	0.31%	2.16%
9/30/21	16.22	0.22	2.62	2.84	(0.34)	(0.41)	(0.75)	18.31	17.87%	303,954	0.47%	0.35%	1.25%
9/30/20	15.63	0.33	0.99	1.32	(0.39)	(0.34)	(0.73)	16.22	8.63%	265,328	0.12%	0.07%	2.11%
9/30/19	15.23	0.27	0.47	0.74	(0.33)	(0.01)	(0.34)	15.63	5.20%	219,375	0.05%	0.02%	1.81%
Class M5
9/30/23	$ 13.46	$ 0.53	$ 0.84	$ 1.37	$ (0.50)	$ (1.35)	$ (1.85)	$ 12.98	10.86%	$ 129,254	0.61%	0.48%	4.02%
9/30/22	18.29	0.47	(3.19)	(2.72)	(0.62)	(1.49)	(2.11)	13.46	(16.98%)	137,211	0.62%	0.47%	2.89%
9/30/21	16.20	0.19	2.62	2.81	(0.31)	(0.41)	(0.72)	18.29	17.71%	282,667	0.62%	0.50%	1.05%
9/30/20	15.61	0.34	0.96	1.30	(0.37)	(0.34)	(0.71)	16.20	8.49%	257,134	0.26%	0.21%	2.17%
9/30/19	15.21	0.29	0.43	0.72	(0.31)	(0.01)	(0.32)	15.61	5.07%	251,317	0.20%	0.17%	1.93%
Class M4
9/30/23	$ 13.46	$ 0.48	$ 0.84	$ 1.32	$ (0.45)	$ (1.35)	$ (1.80)	$ 12.98	10.45%	$ 63,297	0.86%	0.73%	3.69%
9/30/22	18.24	0.33	(3.09)	(2.76)	(0.53)	(1.49)	(2.02)	13.46	(17.15%)	70,876	0.87%	0.72%	2.07%
9/30/21	16.17	0.19	2.57	2.76	(0.28)	(0.41)	(0.69)	18.24	17.38%	139,862	0.87%	0.75%	1.08%
9/30/20	15.58	0.30	0.96	1.26	(0.33)	(0.34)	(0.67)	16.17	8.24%	159,246	0.51%	0.46%	1.92%
9/30/19	15.19	0.26	0.42	0.68	(0.28)	(0.01)	(0.29)	15.58	4.79%	147,162	0.45%	0.42%	1.77%
Class M3
9/30/23	$ 13.45	$ 0.46	$ 0.84	$ 1.30	$ (0.42)	$ (1.35)	$ (1.77)	$ 12.98	10.25%	$ 30,663	1.11%	0.98%	3.50%
9/30/22	18.24	0.30	(3.10)	(2.80)	(0.50)	(1.49)	(1.99)	13.45	(17.37%)	36,043	1.12%	0.97%	1.86%
9/30/21	16.16	0.12	2.58	2.70	(0.21)	(0.41)	(0.62)	18.24	17.02%	55,402	1.12%	1.00%	0.66%
9/30/20	15.56	0.25	0.97	1.22	(0.28)	(0.34)	(0.62)	16.16	8.01%	65,611	0.76%	0.71%	1.65%
9/30/19	15.17	0.21	0.43	0.64	(0.24)	(0.01)	(0.25)	15.56	4.49%	74,882	0.70%	0.67%	1.39%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	26%	35%	35%	53%	19%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

151

MassMutual Select T. Rowe Price Retirement 2025 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 14.02	$ 0.48	$ 1.11	$ 1.59	$ (0.49)	$ (1.48)	$ (1.97)	$ 13.64	12.13%	$ 372,730	0.49%	0.34%	3.46%
9/30/22	19.04	0.31	(3.31)	(3.00)	(0.66)	(1.36)	(2.02)	14.02	(17.83%)	356,557	0.50%	0.34%	1.88%
9/30/21	16.46	0.20	3.07	3.27	(0.33)	(0.36)	(0.69)	19.04	20.22%	377,165	0.51%	0.39%	1.06%
9/30/20	15.62	0.29	1.15	1.44	(0.36)	(0.24)	(0.60)	16.46	9.35%	284,762	0.14%	0.08%	1.89%
9/30/19	15.23	0.22	0.47	0.69	(0.29)	(0.01)	(0.30)	15.62	4.91%	202,728	0.06%	0.02%	1.43%
Class M5
9/30/23	$ 13.99	$ 0.51	$ 1.07	$ 1.58	$ (0.45)	$ (1.48)	$ (1.93)	$ 13.64	11.99%	$ 72,070	0.64%	0.50%	3.70%
9/30/22	19.01	0.45	(3.48)	(3.03)	(0.63)	(1.36)	(1.99)	13.99	(17.99%)	83,947	0.65%	0.50%	2.63%
9/30/21	16.43	0.17	3.07	3.24	(0.30)	(0.36)	(0.66)	19.01	20.08%	195,342	0.66%	0.54%	0.93%
9/30/20	15.60	0.32	1.09	1.41	(0.34)	(0.24)	(0.58)	16.43	9.15%	158,255	0.27%	0.22%	2.07%
9/30/19	15.22	0.26	0.41	0.67	(0.28)	(0.01)	(0.29)	15.60	4.72%	154,071	0.21%	0.16%	1.73%
Class M4
9/30/23	$ 13.97	$ 0.43	$ 1.11	$ 1.54	$ (0.40)	$ (1.48)	$ (1.88)	$ 13.63	11.68%	$ 49,268	0.89%	0.75%	3.13%
9/30/22	18.96	0.30	(3.36)	(3.06)	(0.57)	(1.36)	(1.93)	13.97	(18.16%)	51,635	0.90%	0.75%	1.81%
9/30/21	16.40	0.14	3.04	3.18	(0.26)	(0.36)	(0.62)	18.96	19.73%	98,755	0.91%	0.79%	0.76%
9/30/20	15.58	0.26	1.11	1.37	(0.31)	(0.24)	(0.55)	16.40	8.85%	89,755	0.53%	0.48%	1.69%
9/30/19	15.20	0.20	0.44	0.64	(0.25)	(0.01)	(0.26)	15.58	4.48%	81,705	0.46%	0.41%	1.33%
Class M3
9/30/23	$ 13.92	$ 0.39	$ 1.11	$ 1.50	$ (0.33)	$ (1.48)	$ (1.81)	$ 13.61	11.42%	$ 26,201	1.14%	1.00%	2.84%
9/30/22	18.90	0.26	(3.36)	(3.10)	(0.52)	(1.36)	(1.88)	13.92	(18.37%)	35,432	1.15%	1.00%	1.57%
9/30/21	16.35	0.10	3.02	3.12	(0.21)	(0.36)	(0.57)	18.90	19.41%	51,074	1.16%	1.04%	0.57%
9/30/20	15.53	0.25	1.08	1.33	(0.27)	(0.24)	(0.51)	16.35	8.62%	55,244	0.77%	0.72%	1.59%
9/30/19	15.17	0.16	0.44	0.60	(0.23)	(0.01)	(0.24)	15.53	4.23%	64,120	0.71%	0.66%	1.10%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	29%	38%	40%	42%	14%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

152

MassMutual Select T. Rowe Price Retirement 2030 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 14.37	$ 0.38	$ 1.48	$ 1.86	$ (0.40)	$ (1.65)	$ (2.05)	$ 14.18	13.89%	$ 715,825	0.53%	0.37%	2.64%
9/30/22	19.67	0.25	(3.65)	(3.40)	(0.69)	(1.21)	(1.90)	14.37	(19.32%)	627,370	0.53%	0.37%	1.44%
9/30/21	16.54	0.17	3.54	3.71	(0.31)	(0.27)	(0.58)	19.67	22.79%	582,489	0.54%	0.43%	0.88%
9/30/20	15.60	0.27	1.23	1.50	(0.34)	(0.22)	(0.56)	16.54	9.78%	432,292	0.13%	0.09%	1.74%
9/30/19	15.23	0.20	0.45	0.65	(0.28)	(0.00)[d]	(0.28)	15.60	4.61%	329,602	0.04%	0.01%	1.37%
Class M5
9/30/23	$ 14.34	$ 0.38	$ 1.46	$ 1.84	$ (0.35)	$ (1.65)	$ (2.00)	$ 14.18	13.75%	$ 344,590	0.68%	0.54%	2.61%
9/30/22	19.65	0.37	(3.81)	(3.44)	(0.66)	(1.21)	(1.87)	14.34	(19.51%)	322,959	0.69%	0.54%	2.09%
9/30/21	16.52	0.13	3.55	3.68	(0.28)	(0.27)	(0.55)	19.65	22.65%	646,934	0.69%	0.58%	0.67%
9/30/20	15.58	0.28	1.20	1.48	(0.32)	(0.22)	(0.54)	16.52	9.65%	489,123	0.27%	0.23%	1.77%
9/30/19	15.22	0.23	0.39	0.62	(0.26)	(0.00)[d]	(0.26)	15.58	4.41%	434,061	0.19%	0.16%	1.53%
Class M4
9/30/23	$ 14.32	$ 0.32	$ 1.49	$ 1.81	$ (0.30)	$ (1.65)	$ (1.95)	$ 14.18	13.49%	$ 154,576	0.93%	0.79%	2.24%
9/30/22	19.58	0.24	(3.71)	(3.47)	(0.58)	(1.21)	(1.79)	14.32	(19.66%)	143,393	0.94%	0.79%	1.41%
9/30/21	16.48	0.14	3.48	3.62	(0.25)	(0.27)	(0.52)	19.58	22.29%	291,355	0.94%	0.83%	0.73%
9/30/20	15.55	0.23	1.20	1.43	(0.28)	(0.22)	(0.50)	16.48	9.34%	298,652	0.52%	0.48%	1.51%
9/30/19	15.20	0.20	0.39	0.59	(0.24)	(0.00)[d]	(0.24)	15.55	4.16%	247,113	0.44%	0.41%	1.34%
Class M3
9/30/23	$ 14.31	$ 0.29	$ 1.48	$ 1.77	$ (0.26)	$ (1.65)	$ (1.91)	$ 14.17	13.19%	$ 70,674	1.18%	1.04%	2.00%
9/30/22	19.59	0.21	(3.73)	(3.52)	(0.55)	(1.21)	(1.76)	14.31	(19.91%)	79,404	1.19%	1.04%	1.19%
9/30/21	16.46	0.06	3.52	3.58	(0.18)	(0.27)	(0.45)	19.59	22.06%	112,891	1.19%	1.08%	0.34%
9/30/20	15.53	0.20	1.19	1.39	(0.24)	(0.22)	(0.46)	16.46	9.06%	123,936	0.77%	0.73%	1.30%
9/30/19	15.17	0.15	0.41	0.56	(0.20)	(0.00)[d]	(0.20)	15.53	3.93%	131,017	0.69%	0.66%	1.01%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	23%	34%	27%	34%	12%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

153

MassMutual Select T. Rowe Price Retirement 2035 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 14.72	$ 0.30	$ 1.89	$ 2.19	$ (0.31)	$ (1.61)	$ (1.92)	$ 14.99	15.94%	$ 500,827	0.56%	0.39%	1.97%
9/30/22	20.26	0.22	(4.01)	(3.79)	(0.75)	(1.00)	(1.75)	14.72	(20.63%)	412,008	0.57%	0.39%	1.24%
9/30/21	16.64	0.14	4.02	4.16	(0.28)	(0.26)	(0.54)	20.26	25.35%	372,474	0.57%	0.44%	0.71%
9/30/20	15.58	0.25	1.30	1.55	(0.32)	(0.17)	(0.49)	16.64	10.08%	250,301	0.15%	0.09%	1.59%
9/30/19	15.24	0.17	0.42	0.59	(0.25)	(0.00)[d]	(0.25)	15.58	4.23%	172,985	0.07%	0.02%	1.15%
Class M5
9/30/23	$ 14.68	$ 0.30	$ 1.87	$ 2.17	$ (0.26)	$ (1.61)	$ (1.87)	$ 14.98	15.77%	$ 102,266	0.71%	0.56%	2.02%
9/30/22	20.22	0.36	(4.17)	(3.81)	(0.73)	(1.00)	(1.73)	14.68	(20.78%)	98,488	0.72%	0.56%	1.98%
9/30/21	16.62	0.12	3.99	4.11	(0.25)	(0.26)	(0.51)	20.22	25.09%	233,159	0.72%	0.61%	0.62%
9/30/20	15.56	0.26	1.27	1.53	(0.30)	(0.17)	(0.47)	16.62	9.95%	176,646	0.29%	0.23%	1.68%
9/30/19	15.23	0.20	0.37	0.57	(0.24)	(0.00)[d]	(0.24)	15.56	4.05%	155,562	0.22%	0.16%	1.31%
Class M4
9/30/23	$ 14.65	$ 0.24	$ 1.88	$ 2.12	$ (0.20)	$ (1.61)	$ (1.81)	$ 14.96	15.42%	$ 72,709	0.96%	0.81%	1.59%
9/30/22	20.16	0.20	(4.04)	(3.84)	(0.67)	(1.00)	(1.67)	14.65	(20.92%)	67,260	0.97%	0.81%	1.10%
9/30/21	16.58	0.06	4.00	4.06	(0.22)	(0.26)	(0.48)	20.16	24.81%	120,031	0.97%	0.86%	0.30%
9/30/20	15.53	0.22	1.27	1.49	(0.27)	(0.17)	(0.44)	16.58	9.66%	75,337	0.55%	0.49%	1.38%
9/30/19	15.20	0.16	0.38	0.54	(0.21)	(0.00)[d]	(0.21)	15.53	3.81%	65,583	0.47%	0.41%	1.05%
Class M3
9/30/23	$ 14.65	$ 0.20	$ 1.89	$ 2.09	$ (0.19)	$ (1.61)	$ (1.80)	$ 14.94	15.14%	$ 36,025	1.21%	1.06%	1.35%
9/30/22	20.13	0.15	(4.05)	(3.90)	(0.58)	(1.00)	(1.58)	14.65	(21.16%)	36,030	1.22%	1.06%	0.86%
9/30/21	16.55	0.05	3.95	4.00	(0.16)	(0.26)	(0.42)	20.13	24.44%	45,019	1.22%	1.12%	0.25%
9/30/20	15.50	0.19	1.25	1.44	(0.22)	(0.17)	(0.39)	16.55	9.39%	58,793	0.79%	0.73%	1.19%
9/30/19	15.18	0.12	0.39	0.51	(0.19)	(0.00)[d]	(0.19)	15.50	3.57%	57,490	0.72%	0.66%	0.80%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	20%	27%	21%	27%	12%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

154

MassMutual Select T. Rowe Price Retirement 2040 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 14.94	$ 0.23	$ 2.21	$ 2.44	$ (0.25)	$ (2.01)	$ (2.26)	$ 15.12	17.73%	$ 682,257	0.58%	0.41%	1.50%
9/30/22	20.77	0.17	(4.26)	(4.09)	(0.83)	(0.91)	(1.74)	14.94	(21.66%)	542,666	0.59%	0.41%	0.95%
9/30/21	16.73	0.12	4.41	4.53	(0.25)	(0.24)	(0.49)	20.77	27.48%	416,707	0.59%	0.47%	0.63%
9/30/20	15.56	0.23	1.38	1.61	(0.31)	(0.13)	(0.44)	16.73	10.45%	300,976	0.14%	0.09%	1.49%
9/30/19	15.24	0.16	0.40	0.56	(0.24)	(0.00)[d]	(0.24)	15.56	3.97%	223,242	0.04%	0.02%	1.05%
Class M5
9/30/23	$ 14.91	$ 0.22	$ 2.19	$ 2.41	$ (0.19)	$ (2.01)	$ (2.20)	$ 15.12	17.52%	$ 328,459	0.73%	0.58%	1.47%
9/30/22	20.74	0.32	(4.44)	(4.12)	(0.80)	(0.91)	(1.71)	14.91	(21.80%)	295,087	0.74%	0.58%	1.69%
9/30/21	16.71	0.07	4.43	4.50	(0.23)	(0.24)	(0.47)	20.74	27.28%	602,095	0.74%	0.64%	0.36%
9/30/20	15.54	0.23	1.36	1.59	(0.29)	(0.13)	(0.42)	16.71	10.32%	405,437	0.29%	0.25%	1.47%
9/30/19	15.23	0.18	0.35	0.53	(0.22)	(0.00)[d]	(0.22)	15.54	3.77%	337,741	0.19%	0.16%	1.20%
Class M4
9/30/23	$ 14.87	$ 0.17	$ 2.21	$ 2.38	$ (0.14)	$ (2.01)	$ (2.15)	$ 15.10	17.24%	$ 140,163	0.98%	0.83%	1.13%
9/30/22	20.66	0.18	(4.35)	(4.17)	(0.71)	(0.91)	(1.62)	14.87	(22.03%)	123,661	0.99%	0.83%	0.96%
9/30/21	16.66	0.09	4.35	4.44	(0.20)	(0.24)	(0.44)	20.66	26.97%	249,137	0.99%	0.89%	0.48%
9/30/20	15.50	0.19	1.35	1.54	(0.25)	(0.13)	(0.38)	16.66	10.03%	249,598	0.54%	0.50%	1.22%
9/30/19	15.21	0.15	0.34	0.49	(0.20)	(0.00)[d]	(0.20)	15.50	3.48%	189,684	0.44%	0.42%	1.00%
Class M3
9/30/23	$ 14.88	$ 0.14	$ 2.19	$ 2.33	$ (0.12)	$ (2.01)	$ (2.13)	$ 15.08	16.91%	$ 64,574	1.23%	1.08%	0.93%
9/30/22	20.67	0.14	(4.35)	(4.21)	(0.67)	(0.91)	(1.58)	14.88	(22.18%)	65,842	1.24%	1.08%	0.78%
9/30/21	16.65	0.01	4.38	4.39	(0.13)	(0.24)	(0.37)	20.67	26.62%	90,972	1.24%	1.15%	0.04%
9/30/20	15.49	0.15	1.35	1.50	(0.21)	(0.13)	(0.34)	16.65	9.76%	98,070	0.78%	0.74%	0.96%
9/30/19	15.18	0.09	0.38	0.47	(0.16)	(0.00)[d]	(0.16)	15.49	3.30%	94,948	0.69%	0.66%	0.64%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	15%	29%	18%	22%	10%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

155

MassMutual Select T. Rowe Price Retirement 2045 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 15.11	$ 0.20	$ 2.42	$ 2.62	$ (0.22)	$ (1.79)	$ (2.01)	$ 15.72	18.67%	$ 437,106	0.60%	0.42%	1.25%
9/30/22	21.07	0.16	(4.37)	(4.21)	(0.85)	(0.90)	(1.75)	15.11	(21.99%)	333,390	0.61%	0.42%	0.88%
9/30/21	16.76	0.10	4.69	4.79	(0.24)	(0.24)	(0.48)	21.07	28.97%	247,138	0.61%	0.47%	0.50%
9/30/20	15.54	0.22	1.41	1.63	(0.29)	(0.12)	(0.41)	16.76	10.60%	154,476	0.18%	0.10%	1.39%
9/30/19	15.25	0.14	0.38	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.71%	111,981	0.08%	0.01%	0.91%
Class M5
9/30/23	$ 15.07	$ 0.20	$ 2.40	$ 2.60	$ (0.15)	$ (1.79)	$ (1.94)	$ 15.73	18.50%	$ 65,612	0.75%	0.60%	1.30%
9/30/22	21.02	0.36	(4.59)	(4.23)	(0.82)	(0.90)	(1.72)	15.07	(22.11%)	65,768	0.76%	0.60%	1.88%
9/30/21	16.74	0.07	4.66	4.73	(0.21)	(0.24)	(0.45)	21.02	28.65%	198,343	0.76%	0.67%	0.37%
9/30/20	15.53	0.22	1.38	1.60	(0.27)	(0.12)	(0.39)	16.74	10.40%	141,319	0.31%	0.25%	1.40%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.64%	119,760	0.23%	0.15%	1.08%
Class M4
9/30/23	$ 15.01	$ 0.14	$ 2.41	$ 2.55	$ (0.07)	$ (1.79)	$ (1.86)	$ 15.70	18.17%	$ 54,914	1.00%	0.85%	0.87%
9/30/22	20.96	0.15	(4.42)	(4.27)	(0.78)	(0.90)	(1.68)	15.01	(22.35%)	48,715	1.01%	0.85%	0.82%
9/30/21	16.70	0.03	4.65	4.68	(0.18)	(0.24)	(0.42)	20.96	28.38%	90,570	1.01%	0.92%	0.16%
9/30/20	15.50	0.18	1.38	1.56	(0.24)	(0.12)	(0.36)	16.70	10.12%	60,056	0.56%	0.50%	1.15%
9/30/19	15.21	0.12	0.35	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.35%	53,040	0.48%	0.40%	0.78%
Class M3
9/30/23	$ 15.05	$ 0.10	$ 2.42	$ 2.52	$ (0.09)	$ (1.79)	$ (1.88)	$ 15.69	17.87%	$ 28,681	1.25%	1.10%	0.63%
9/30/22	20.95	0.11	(4.44)	(4.33)	(0.67)	(0.90)	(1.57)	15.05	(22.50%)	27,562	1.26%	1.10%	0.57%
9/30/21	16.67	0.01	4.61	4.62	(0.10)	(0.24)	(0.34)	20.95	28.02%	35,140	1.26%	1.17%	0.03%
9/30/20	15.47	0.14	1.38	1.52	(0.20)	(0.12)	(0.32)	16.67	9.86%	46,619	0.81%	0.74%	0.92%
9/30/19	15.19	0.08	0.36	0.44	(0.16)	(0.00)[d]	(0.16)	15.47	3.08%	44,515	0.73%	0.65%	0.55%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	15%	23%	18%	22%	10%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

156

MassMutual Select T. Rowe Price Retirement 2050 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 15.20	$ 0.18	$ 2.50	$ 2.68	$ (0.22)	$ (1.97)	$ (2.19)	$ 15.69	19.09%	$ 482,694	0.61%	0.43%	1.16%
9/30/22	21.08	0.16	(4.46)	(4.30)	(0.86)	(0.72)	(1.58)	15.20	(22.18%)	364,457	0.61%	0.43%	0.86%
9/30/21	16.78	0.10	4.70	4.80	(0.24)	(0.26)	(0.50)	21.08	29.03%	258,313	0.61%	0.48%	0.49%
9/30/20	15.55	0.22	1.41	1.63	(0.29)	(0.11)	(0.40)	16.78	10.57%	161,863	0.16%	0.10%	1.39%
9/30/19	15.25	0.13	0.40	0.53	(0.23)	(0.00)[d]	(0.23)	15.55	3.75%	121,897	0.06%	0.01%	0.90%
Class M5
9/30/23	$ 15.17	$ 0.18	$ 2.47	$ 2.65	$ (0.16)	$ (1.97)	$ (2.13)	$ 15.69	18.87%	$ 253,640	0.76%	0.61%	1.12%
9/30/22	21.04	0.28	(4.60)	(4.32)	(0.83)	(0.72)	(1.55)	15.17	(22.30%)	221,155	0.76%	0.61%	1.46%
9/30/21	16.76	0.05	4.71	4.76	(0.22)	(0.26)	(0.48)	21.04	28.76%	415,859	0.76%	0.67%	0.27%
9/30/20	15.53	0.21	1.40	1.61	(0.27)	(0.11)	(0.38)	16.76	10.44%	280,003	0.30%	0.25%	1.34%
9/30/19	15.23	0.16	0.35	0.51	(0.21)	(0.00)[d]	(0.21)	15.53	3.62%	223,250	0.21%	0.15%	1.11%
Class M4
9/30/23	$ 15.12	$ 0.12	$ 2.49	$ 2.61	$ (0.06)	$ (1.97)	$ (2.03)	$ 15.70	18.60%	$ 85,675	1.01%	0.86%	0.77%
9/30/22	20.96	0.16	(4.52)	(4.36)	(0.76)	(0.72)	(1.48)	15.12	(22.51%)	70,887	1.01%	0.86%	0.87%
9/30/21	16.71	0.06	4.64	4.70	(0.19)	(0.26)	(0.45)	20.96	28.47%	160,626	1.01%	0.92%	0.32%
9/30/20	15.49	0.17	1.39	1.56	(0.23)	(0.11)	(0.34)	16.71	10.16%	147,994	0.55%	0.50%	1.09%
9/30/19	15.21	0.14	0.33	0.47	(0.19)	(0.00)[d]	(0.19)	15.49	3.33%	106,909	0.46%	0.41%	0.93%
Class M3
9/30/23	$ 15.12	$ 0.09	$ 2.47	$ 2.56	$ (0.08)	$ (1.97)	$ (2.05)	$ 15.63	18.26%	$ 49,480	1.26%	1.11%	0.55%
9/30/22	20.95	0.13	(4.52)	(4.39)	(0.72)	(0.72)	(1.44)	15.12	(22.64%)	44,600	1.26%	1.11%	0.67%
9/30/21	16.69	(0.01)	4.65	4.64	(0.12)	(0.26)	(0.38)	20.95	28.09%	60,911	1.26%	1.17%	(0.07%)
9/30/20	15.47	0.13	1.39	1.52	(0.19)	(0.11)	(0.30)	16.69	9.91%	57,934	0.80%	0.74%	0.84%
9/30/19	15.19	0.08	0.35	0.43	(0.15)	(0.00)[d]	(0.15)	15.47	3.03%	53,218	0.71%	0.65%	0.54%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	12%	27%	15%	22%	10%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

157

MassMutual Select T. Rowe Price Retirement 2055 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 15.13	$ 0.18	$ 2.52	$ 2.70	$ (0.28)	$ (1.54)	$ (1.82)	$ 16.01	19.10%	$ 303,344	0.61%	0.45%	1.11%
9/30/22	21.03	0.11	(4.39)	(4.28)	(0.85)	(0.77)	(1.62)	15.13	(22.22%)	215,507	0.61%	0.44%	0.60%
9/30/21	16.75	0.10	4.70	4.80	(0.24)	(0.28)	(0.52)	21.03	29.06%	112,730	0.61%	0.48%	0.48%
9/30/20	15.54	0.21	1.41	1.62	(0.29)	(0.12)	(0.41)	16.75	10.55%	67,777	0.22%	0.10%	1.32%
9/30/19	15.25	0.13	0.39	0.52	(0.23)	(0.00)[d]	(0.23)	15.54	3.70%	46,245	0.15%	0.01%	0.85%
Class M5
9/30/23	$ 15.09	$ 0.19	$ 2.48	$ 2.67	$ (0.18)	$ (1.54)	$ (1.72)	$ 16.04	18.86%	$ 32,157	0.76%	0.63%	1.22%
9/30/22	20.98	0.43	(4.72)	(4.29)	(0.83)	(0.77)	(1.60)	15.09	(22.33%)	32,887	0.76%	0.62%	2.19%
9/30/21	16.73	0.07	4.67	4.74	(0.21)	(0.28)	(0.49)	20.98	28.76%	140,685	0.76%	0.67%	0.34%
9/30/20	15.52	0.21	1.39	1.60	(0.27)	(0.12)	(0.39)	16.73	10.43%	94,767	0.36%	0.24%	1.34%
9/30/19	15.23	0.16	0.34	0.50	(0.21)	(0.00)[d]	(0.21)	15.52	3.57%	75,163	0.30%	0.15%	1.06%
Class M4
9/30/23	$ 15.04	$ 0.12	$ 2.51	$ 2.63	$ (0.13)	$ (1.54)	$ (1.67)	$ 16.00	18.55%	$ 32,460	1.01%	0.88%	0.78%
9/30/22	20.92	0.14	(4.47)	(4.33)	(0.78)	(0.77)	(1.55)	15.04	(22.52%)	27,142	1.01%	0.87%	0.77%
9/30/21	16.69	0.02	4.67	4.69	(0.18)	(0.28)	(0.46)	20.92	28.46%	49,056	1.01%	0.92%	0.11%
9/30/20	15.50	0.17	1.38	1.55	(0.24)	(0.12)	(0.36)	16.69	10.07%	32,270	0.61%	0.50%	1.07%
9/30/19	15.21	0.11	0.36	0.47	(0.18)	(0.00)[d]	(0.18)	15.50	3.34%	25,459	0.55%	0.40%	0.71%
Class M3
9/30/23	$ 15.03	$ 0.08	$ 2.50	$ 2.58	$ (0.15)	$ (1.54)	$ (1.69)	$ 15.92	18.26%	$ 20,513	1.26%	1.13%	0.50%
9/30/22	20.87	0.09	(4.47)	(4.38)	(0.69)	(0.77)	(1.46)	15.03	(22.72%)	19,264	1.26%	1.12%	0.49%
9/30/21	16.64	(0.01)	4.64	4.63	(0.12)	(0.28)	(0.40)	20.87	28.16%	21,424	1.26%	1.18%	(0.03%)
9/30/20	15.46	0.13	1.37	1.50	(0.20)	(0.12)	(0.32)	16.64	9.79%	22,526	0.86%	0.74%	0.86%
9/30/19	15.19	0.08	0.35	0.43	(0.16)	(0.00)[d]	(0.16)	15.46	3.05%	19,819	0.80%	0.65%	0.51%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	13%	22%	17%	24%	9%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

158

MassMutual Select T. Rowe Price Retirement 2060 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$ 15.09	$ 0.15	$ 2.57	$ 2.72	$ (0.22)	$ (1.24)	$ (1.46)	$ 16.35	19.03%	$ 134,822	0.61%	0.45%	0.95%
9/30/22	21.00	0.19	(4.45)	(4.26)	(0.85)	(0.80)	(1.65)	15.09	(22.19%)	70,208	0.61%	0.44%	1.05%
9/30/21	16.73	0.08	4.71	4.79	(0.24)	(0.28)	(0.52)	21.00	29.03%	55,382	0.61%	0.48%	0.41%
9/30/20	15.51	0.17	1.46	1.63	(0.29)	(0.12)	(0.41)	16.73	10.58%	27,484	0.49%	0.12%	1.10%
9/30/19	15.25	0.12	0.39	0.51	(0.23)	(0.02)	(0.25)	15.51	3.67%	14,159	0.85%	0.01%	0.79%
Class M5
9/30/23	$ 15.04	$ 0.17	$ 2.52	$ 2.69	$ (0.18)	$ (1.24)	$ (1.42)	$ 16.31	18.84%	$ 50,744	0.76%	0.63%	1.06%
9/30/22	20.95	0.17	(4.46)	(4.29)	(0.82)	(0.80)	(1.62)	15.04	(22.34%)	36,564	0.76%	0.62%	0.94%
9/30/21	16.70	0.03	4.72	4.75	(0.22)	(0.28)	(0.50)	20.95	28.82%	33,062	0.76%	0.67%	0.13%
9/30/20	15.49	0.17	1.43	1.60	(0.27)	(0.12)	(0.39)	16.70	10.41%	15,067	0.64%	0.27%	1.07%
9/30/19	15.24	0.12	0.36	0.48	(0.21)	(0.02)	(0.23)	15.49	3.50%	7,791	1.00%	0.15%	0.78%
Class M4
9/30/23	$ 14.97	$ 0.12	$ 2.52	$ 2.64	$ (0.12)	$ (1.24)	$ (1.36)	$ 16.25	18.53%	$ 23,132	1.01%	0.88%	0.72%
9/30/22	20.87	0.13	(4.45)	(4.32)	(0.78)	(0.80)	(1.58)	14.97	(22.54%)	17,032	1.01%	0.87%	0.69%
9/30/21	16.65	0.04	4.64	4.68	(0.18)	(0.28)	(0.46)	20.87	28.44%	19,688	1.01%	0.92%	0.19%
9/30/20	15.46	0.15	1.40	1.55	(0.24)	(0.12)	(0.36)	16.65	10.10%	14,447	0.88%	0.52%	0.96%
9/30/19	15.21	0.10	0.36	0.46	(0.19)	(0.02)	(0.21)	15.46	3.34%	8,489	1.25%	0.40%	0.68%
Class M3
9/30/23	$ 14.95	$ 0.06	$ 2.54	$ 2.60	$ (0.11)	$ (1.24)	$ (1.35)	$ 16.20	18.31%	$ 10,404	1.26%	1.13%	0.38%
9/30/22	20.80	0.08	(4.45)	(4.37)	(0.68)	(0.80)	(1.48)	14.95	(22.76%)	6,619	1.26%	1.12%	0.44%
9/30/21	16.61	0.00[d]	4.62	4.62	(0.15)	(0.28)	(0.43)	20.80	28.14%	6,320	1.26%	1.18%	0.03%
9/30/20	15.42	0.09	1.42	1.51	(0.20)	(0.12)	(0.32)	16.61	9.87%	5,798	1.13%	0.77%	0.61%
9/30/19	15.19	0.07	0.35	0.42	(0.17)	(0.02)	(0.19)	15.42	3.03%	3,420	1.50%	0.65%	0.49%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	13%	23%	19%	31%	16%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

159

MassMutual Select T. Rowe Price Retirement 2065 Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23[g]	$ 10.00	$ (0.02)	$ 0.11	$ 0.09	$ —	$ —	$ —	$ 10.09	0.90%[b]	$ 894	0.62%[a]	0.46%[a]	(0.35%)[a]
Class M5
9/30/23[g]	$ 10.00	$ (0.04)	$ 0.12	$ 0.08	$ —	$ —	$ —	$ 10.08	0.80%[b]	$ 105	0.76%[a]	0.64%[a]	(0.53%)[a]
Class M4
9/30/23[g]	$ 10.00	$ (0.05)	$ 0.11	$ 0.06	$ —	$ —	$ —	$ 10.06	0.60%[b]	$ 113	1.02%[a]	0.89%[a]	(0.79%)[a]
Class M3
9/30/23[g]	$ 10.00	$ (0.07)	$ 0.11	$ 0.04	$ —	$ —	$ —	$ 10.04	0.40%[b]	$ 100	1.26%[a]	1.14%[a]	(1.03%)[a]

Period ended September 30, 2023[b]
Portfolio turnover rate	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 1, 2023 (commencement of operations) through September 30, 2023.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

160

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 53 series, including the following 29 series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual 20/80 Allocation Fund (“20/80 Allocation Fund”)

MassMutual 40/60 Allocation Fund (“40/60 Allocation Fund”)

MassMutual 60/40 Allocation Fund (“60/40 Allocation Fund”)

MassMutual 80/20 Allocation Fund (“80/20 Allocation Fund”)

MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”)

MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MM RetireSMART by JPMorgan 2025 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”)

MassMutual RetireSMARTSM by JPMorgan 2065 Fund (“MM RetireSMART by JPMorgan 2065 Fund”)

MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”)

MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”)

MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund”)

MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”)

MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”)

MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”)

MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”)

MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”)

MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”)

MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”)

MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”)

MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”)

MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”)

MassMutual Select T. Rowe Price Retirement 2065 Fund (“MM Select T. Rowe Price Retirement 2065 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.

The 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, and 80/20 Allocation Fund (the “MM Target Allocation Funds”) invest their investable assets in shares of MassMutual Funds advised by MML Investment Advisers, LLC (“MML Advisers”) and non-affiliated mutual funds (together, the “MM Target Allocation Underlying Funds”).

The MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, and MM RetireSMART by

161

Notes to Financial Statements (Continued)

JPMorgan 2065 Fund (the “MM RetireSMART by JPMorgan Funds”) invest their investable assets in shares of MassMutual Funds, J.P. Morgan Funds advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates, and non-affiliated mutual funds (together, the “MM RetireSMART by JPMorgan Underlying Funds”).

The MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, MM Select T. Rowe Price Retirement 2060 Fund, and MM Select T. Rowe Price Retirement 2065 Fund (the “MM Select T. Rowe Price Retirement Funds”) invest their investable assets primarily in shares of MassMutual Funds and T. Rowe Price Funds (together, the “MM Select T. Rowe Price Underlying Funds”). The MM Target Allocation Underlying Funds, MM RetireSMART by JPMorgan Underlying Funds, and MM Select T. Rowe Price Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.”

The financial statements included herein are those of the MM Target Allocation Funds, MM RetireSMART by JPMorgan Funds, and MM Select T. Rowe Price Retirement Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

162

Notes to Financial Statements (Continued)

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2023. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no Level 3 transfers during the year ended September 30, 2023.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

163

Notes to Financial Statements (Continued)

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Investment Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadviser

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund.

With respect to the MM Target Allocation Funds and MM RetireSMART by JPMorgan Funds, MML Advisers does not receive investment advisory fees in return for these services.

With respect to the MM Select T. Rowe Price Retirement Funds, in return for these services, MML Advisers receives all-inclusive investment advisory fees based on each share class of each Fund’s average daily net assets. The all-inclusive investment advisory fees are computed and accrued daily and payable monthly, and include investment management services and ordinary, recurring operating expenses, but do not cover interest; expenses related to borrowings, securities lending, leverage, taxes, and brokerage; short sale dividend and loan expense; acquired fund fees and expenses; payments pursuant to a Rule 12b-1 plan or similar plan; non-recurring or unusual expenses; and extraordinary legal and other expenses. The difference in all-inclusive investment advisory fees among the classes, if any, is a result of their separate arrangements for administrative and shareholder services. It is not the result of any difference in investment advisory or custodial fees or other expenses related to the management of an MM Select T. Rowe Price Retirement Fund’s assets, which do not vary by class.

The applicable all-inclusive fee rate for each class of an MM Select T. Rowe Price Retirement Fund with a specified target retirement year in its name (“Annual Fee Rate”) shall be determined on each June 1 by calculating the “Years to Target Date” by subtracting the calendar year in which such June 1 falls (e.g., 2030) from the target year in the name of the Fund (e.g., 2060);

164

Notes to Financial Statements (Continued)

and (ii) identifying the Annual Fee Rate shown in the table below next to the Years to Target Date so determined. The applicable Annual Fee Rate determined as of any June 1 shall be in effect from, and including, that June 1 through, and including, the following May 31.

	Annual Fee Rate (%)
Years to Target Date	Class I	Class M5	Class M4	Class M3
All Prior Years	0.614%	0.764%	0.764%	0.764%
31	0.613%	0.763%	0.763%	0.763%
30	0.613%	0.763%	0.763%	0.763%
29	0.613%	0.763%	0.763%	0.763%
28	0.613%	0.763%	0.763%	0.763%
27	0.613%	0.763%	0.763%	0.763%
26	0.613%	0.763%	0.763%	0.763%
25	0.610%	0.760%	0.760%	0.760%
24	0.608%	0.758%	0.758%	0.758%
23	0.605%	0.755%	0.755%	0.755%
22	0.603%	0.753%	0.753%	0.753%
21	0.599%	0.749%	0.749%	0.749%
20	0.595%	0.745%	0.745%	0.745%
19	0.591%	0.741%	0.741%	0.741%
18	0.586%	0.736%	0.736%	0.736%
17	0.582%	0.732%	0.732%	0.732%
16	0.578%	0.728%	0.728%	0.728%
15	0.573%	0.723%	0.723%	0.723%
14	0.567%	0.717%	0.717%	0.717%
13	0.562%	0.712%	0.712%	0.712%
12	0.556%	0.706%	0.706%	0.706%
11	0.551%	0.701%	0.701%	0.701%
10	0.544%	0.694%	0.694%	0.694%
9	0.537%	0.687%	0.687%	0.687%
8	0.531%	0.681%	0.681%	0.681%
7	0.524%	0.674%	0.674%	0.674%
6	0.517%	0.667%	0.667%	0.667%
5	0.510%	0.660%	0.660%	0.660%
4	0.502%	0.652%	0.652%	0.652%
3	0.495%	0.645%	0.645%	0.645%
2	0.487%	0.637%	0.637%	0.637%
1	0.480%	0.630%	0.630%	0.630%
0	0.474%	0.624%	0.624%	0.624%
(1)	0.469%	0.619%	0.619%	0.619%
(2)	0.463%	0.613%	0.613%	0.613%
(3)	0.458%	0.608%	0.608%	0.608%
(4)	0.452%	0.602%	0.602%	0.602%
(5)	0.446%	0.596%	0.596%	0.596%
(6)	0.440%	0.590%	0.590%	0.590%
(7)	0.433%	0.583%	0.583%	0.583%
(8)	0.427%	0.577%	0.577%	0.577%
Thereafter	0.421%	0.571%	0.571%	0.571%

165

Notes to Financial Statements (Continued)

The all-inclusive fee rate for each class of the MM Select T. Rowe Price Retirement Balanced Fund is as shown below.

	Annual Fee Rate (%)
	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund	0.396%	0.546%	0.546%	0.546%

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, J.P. Morgan, for each of the MM RetireSMART by JPMorgan Funds, and with the unaffiliated investment subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), for each of the MM Select T. Rowe Price Retirement Funds.

MML Advisers pays a subadvisory fee to T. Rowe Price based upon the aggregate net assets under management which includes the average daily net assets of the specified Fund which it manages. The Funds’ subadvisory fees are paid monthly by MML Advisers out of the investment advisory fees.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class M5	Class M4	Class M3
20/80 Allocation Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A	N/A
40/60 Allocation Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A	N/A
60/40 Allocation Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A	N/A
80/20 Allocation Fund*	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	N/A	N/A	N/A
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A
MM RetireSMART by JPMorgan 2065 Fund+	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A	N/A

166

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2005 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund**	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2065 Fund**,+	None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15%	0.15%	0.15%

*	Effective February 1, 2023, Class Y was added to the Fund.
**

Pursuant to the Fund’s investment advisory agreement, MML Advisers has agreed to pay all of the fees payable by the Fund under the Administrative and Shareholder Services Agreement. As a component of the all-inclusive investment advisory fees that it receives, MML Advisers receives administrative services fees from the Fund, which are equal to the fees payable under the Administrative and Shareholder Services Agreement.

+	Commenced operations on February 1, 2023.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares, Class A shares, and Class M4 shares of each applicable Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares and Class M3 shares of each applicable Fund pay an annual fee of 0.50% of the average

167

Notes to Financial Statements (Continued)

daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
20/80 Allocation Fund*,**	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%	0.14%
40/60 Allocation Fund*,**	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%	0.16%
60/40 Allocation Fund*,**	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%	0.16%
80/20 Allocation Fund*,**	0.09%	0.19%	0.29%	0.39%	0.54%	0.64%	0.79%	0.19%
MM RetireSMART by JPMorgan In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.51%	0.61%	0.76%	N/A
MM RetireSMART by JPMorgan 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%	N/A
MM RetireSMART by JPMorgan 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.46%	0.56%	0.71%	N/A
MM RetireSMART by JPMorgan 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%	N/A
MM RetireSMART by JPMorgan 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.50%	0.60%	0.75%	N/A
MM RetireSMART by JPMorgan 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.49%	0.59%	0.74%	N/A
MM RetireSMART by JPMorgan 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%	N/A
MM RetireSMART by JPMorgan 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.47%	0.57%	0.72%	N/A
MM RetireSMART by JPMorgan 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%	N/A
MM RetireSMART by JPMorgan 2060 Fund*	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%	N/A
MM RetireSMART by JPMorgan 2065 Fund*,+	0.00%	0.10%	0.20%	0.30%	0.45%	0.55%	0.70%	N/A

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2024.
**	Effective February 1, 2023, Class Y was added to the Fund.
+	Commenced operations on February 1, 2023.

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement Balanced Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2005 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2010 Fund*	0.34%	0.49%	0.74%	0.99%
MM Select T. Rowe Price Retirement 2015 Fund*	0.36%	0.51%	0.76%	1.01%
MM Select T. Rowe Price Retirement 2020 Fund*	0.37%	0.53%	0.78%	1.03%
MM Select T. Rowe Price Retirement 2025 Fund*	0.39%	0.55%	0.80%	1.05%
MM Select T. Rowe Price Retirement 2030 Fund*	0.41%	0.58%	0.83%	1.08%
MM Select T. Rowe Price Retirement 2035 Fund*	0.42%	0.59%	0.84%	1.09%
MM Select T. Rowe Price Retirement 2040 Fund*	0.43%	0.60%	0.85%	1.10%
MM Select T. Rowe Price Retirement 2045 Fund*	0.44%	0.62%	0.87%	1.12%

168

Notes to Financial Statements (Continued)

	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2050 Fund*	0.45%	0.63%	0.88%	1.13%
MM Select T. Rowe Price Retirement 2055 Fund*	0.46%	0.64%	0.89%	1.14%
MM Select T. Rowe Price Retirement 2060 Fund*	0.46%	0.64%	0.89%	1.14%
MM Select T. Rowe Price Retirement 2065 Fund*,+	0.46%	0.64%	0.89%	1.14%

*	Expense caps in effect through January 31, 2024.
+	Commenced operations on February 1, 2023.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2023:

Total % Ownership by Related Party
20/80 Allocation Fund	90.3%
40/60 Allocation Fund	97.0%
60/40 Allocation Fund	96.9%
80/20 Allocation Fund	95.5%
MM RetireSMART by JPMorgan In Retirement Fund	89.9%
MM RetireSMART by JPMorgan 2020 Fund	97.8%
MM RetireSMART by JPMorgan 2025 Fund	98.8%
MM RetireSMART by JPMorgan 2030 Fund	93.4%
MM RetireSMART by JPMorgan 2035 Fund	99.4%
MM RetireSMART by JPMorgan 2040 Fund	97.7%
MM RetireSMART by JPMorgan 2045 Fund	99.6%
MM RetireSMART by JPMorgan 2050 Fund	99.2%
MM RetireSMART by JPMorgan 2055 Fund	99.4%
MM RetireSMART by JPMorgan 2060 Fund	93.2%
MM RetireSMART by JPMorgan 2065 Fund	100.0%
MM Select T. Rowe Price Retirement Balanced Fund	94.7%
MM Select T. Rowe Price Retirement 2005 Fund	96.8%
MM Select T. Rowe Price Retirement 2010 Fund	99.3%
MM Select T. Rowe Price Retirement 2015 Fund	96.5%
MM Select T. Rowe Price Retirement 2020 Fund	92.2%
MM Select T. Rowe Price Retirement 2025 Fund	92.3%
MM Select T. Rowe Price Retirement 2030 Fund	94.1%
MM Select T. Rowe Price Retirement 2035 Fund	93.2%
MM Select T. Rowe Price Retirement 2040 Fund	94.2%
MM Select T. Rowe Price Retirement 2045 Fund	91.7%

169

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
MM Select T. Rowe Price Retirement 2050 Fund	93.0%
MM Select T. Rowe Price Retirement 2055 Fund	93.8%
MM Select T. Rowe Price Retirement 2060 Fund	96.5%
MM Select T. Rowe Price Retirement 2065 Fund	97.5%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds for the year ended September 30, 2023, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
20/80 Allocation Fund	$—	$53,730,247	$—	$46,269,602
40/60 Allocation Fund	—	47,876,858	—	53,790,087
60/40 Allocation Fund	—	57,833,610	—	65,059,132
80/20 Allocation Fund	—	49,066,112	—	51,278,707
MM RetireSMART by JPMorgan In Retirement Fund	—	23,016,922	—	34,947,119
MM RetireSMART by JPMorgan 2020 Fund	—	48,205,238	—	94,344,706
MM RetireSMART by JPMorgan 2025 Fund	—	42,173,273	—	52,506,437
MM RetireSMART by JPMorgan 2030 Fund	—	106,834,018	—	175,575,254
MM RetireSMART by JPMorgan 2035 Fund	—	58,748,381	—	55,934,023
MM RetireSMART by JPMorgan 2040 Fund	—	78,529,308	—	129,575,839
MM RetireSMART by JPMorgan 2045 Fund	—	49,470,675	—	46,796,059
MM RetireSMART by JPMorgan 2050 Fund	—	90,862,656	—	122,507,237
MM RetireSMART by JPMorgan 2055 Fund	—	29,846,153	—	24,575,486
MM RetireSMART by JPMorgan 2060 Fund	—	10,160,409	—	6,686,663
MM RetireSMART by JPMorgan 2065 Fund	—	1,349,442	—	300,546
MM Select T. Rowe Price Retirement Balanced Fund	—	52,191,793	—	32,263,013
MM Select T. Rowe Price Retirement 2005 Fund	—	8,152,614	—	15,122,200
MM Select T. Rowe Price Retirement 2010 Fund	—	26,771,275	—	34,808,623
MM Select T. Rowe Price Retirement 2015 Fund	—	30,099,380	—	41,153,110
MM Select T. Rowe Price Retirement 2020 Fund	—	135,997,825	—	170,484,550
MM Select T. Rowe Price Retirement 2025 Fund	—	160,588,944	—	187,426,751
MM Select T. Rowe Price Retirement 2030 Fund	—	343,481,774	—	293,803,453
MM Select T. Rowe Price Retirement 2035 Fund	—	197,189,571	—	142,613,047
MM Select T. Rowe Price Retirement 2040 Fund	—	275,850,229	—	175,084,998
MM Select T. Rowe Price Retirement 2045 Fund	—	152,274,952	—	85,707,774
MM Select T. Rowe Price Retirement 2050 Fund	—	198,857,503	—	96,091,859
MM Select T. Rowe Price Retirement 2055 Fund	—	111,332,137	—	46,328,347
MM Select T. Rowe Price Retirement 2060 Fund	—	98,403,256	—	22,659,466
MM Select T. Rowe Price Retirement 2065 Fund	—	1,277,177	—	75,785

170

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
20/80 Allocation Fund Class I
Sold	452,367	$3,855,812	423,951	$4,033,587
Issued as reinvestment of dividends	76,909	640,649	124,256	1,238,827
Redeemed	(475,006)	(4,057,782)	(768,339)	(7,376,388)
Net increase (decrease)	54,270	$438,679	(220,132)	$(2,103,974)
20/80 Allocation Fund Class R5
Sold	32,444	$276,650	322,000	$3,418,809
Issued as reinvestment of dividends	14,709	122,530	60,379	600,769
Redeemed	(24,313)	(207,774)	(661,324)	(6,325,229)
Net increase (decrease)	22,840	$191,406	(278,945)	$(2,305,651)
20/80 Allocation Fund Service Class
Sold	1,763,065	$15,046,825	1,337,448	$12,737,043
Issued as reinvestment of dividends	611,516	5,093,925	806,593	8,033,664
Redeemed	(1,267,305)	(10,806,106)	(1,480,152)	(13,991,530)
Net increase (decrease)	1,107,276	$9,334,644	663,889	$6,779,177
20/80 Allocation Fund Administrative Class
Sold	362,791	$3,107,528	256,571	$2,459,877
Issued as reinvestment of dividends	102,788	859,307	138,029	1,380,292
Redeemed	(417,688)	(3,558,933)	(761,541)	(7,743,462)
Net increase (decrease)	47,891	$407,902	(366,941)	$(3,903,293)
20/80 Allocation Fund Class R4
Sold	69,865	$607,727	66,574	$642,276
Issued as reinvestment of dividends	15,178	129,313	24,105	245,146
Redeemed	(85,844)	(740,471)	(125,883)	(1,232,895)
Net increase (decrease)	(801)	$(3,431)	(35,204)	$(345,473)
20/80 Allocation Fund Class A
Sold	262,572	$2,251,465	177,692	$1,720,692
Issued as reinvestment of dividends	77,772	654,843	113,100	1,138,922
Redeemed	(587,477)	(5,064,042)	(459,164)	(4,481,851)
Net increase (decrease)	(247,133)	$(2,157,734)	(168,372)	$(1,622,237)
20/80 Allocation Fund Class R3
Sold	85,332	$717,392	344,254	$3,277,658
Issued as reinvestment of dividends	21,678	179,061	35,734	352,697
Redeemed	(182,000)	(1,528,124)	(427,407)	(3,949,015)
Net increase (decrease)	(74,990)	$(631,671)	(47,419)	$(318,660)
20/80 Allocation Fund Class Y(a)
Sold	11,534	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,534	$100,000
40/60 Allocation Fund Class I
Sold	496,576	$4,152,672	1,388,047	$13,549,712
Issued as reinvestment of dividends	257,213	2,055,129	420,782	4,148,911
Redeemed	(869,053)	(7,288,665)	(2,543,747)	(23,796,873)
Net increase (decrease)	(115,264)	$(1,080,864)	(734,918)	$(6,098,250)

171

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
40/60 Allocation Fund Class R5
Sold	65,426	$546,608	538,833	$5,647,066
Issued as reinvestment of dividends	48,051	384,889	104,528	1,032,740
Redeemed	(57,963)	(483,735)	(777,160)	(7,616,042)
Net increase (decrease)	55,514	$447,762	(133,799)	$(936,236)
40/60 Allocation Fund Service Class
Sold	176,754	$1,476,517	193,014	$1,845,937
Issued as reinvestment of dividends	112,705	908,402	135,156	1,343,448
Redeemed	(245,127)	(2,051,872)	(353,931)	(3,345,263)
Net increase (decrease)	44,332	$333,047	(25,761)	$(155,878)
40/60 Allocation Fund Administrative Class
Sold	282,528	$2,369,944	193,470	$1,843,868
Issued as reinvestment of dividends	233,834	1,884,705	308,979	3,071,255
Redeemed	(828,151)	(6,966,034)	(1,227,855)	(12,127,557)
Net increase (decrease)	(311,789)	$(2,711,385)	(725,406)	$(7,212,434)
40/60 Allocation Fund Class R4
Sold	882,678	$7,342,407	1,655,895	$15,864,204
Issued as reinvestment of dividends	285,626	2,276,436	301,285	2,964,646
Redeemed	(413,160)	(3,422,359)	(1,102,485)	(10,287,186)
Net increase (decrease)	755,144	$6,196,484	854,695	$8,541,664
40/60 Allocation Fund Class A
Sold	608,380	$5,127,018	380,461	$3,580,805
Issued as reinvestment of dividends	364,704	2,957,749	444,808	4,443,631
Redeemed	(1,790,080)	(15,113,782)	(1,105,489)	(10,926,047)
Net increase (decrease)	(816,996)	$(7,029,015)	(280,220)	$(2,901,611)
40/60 Allocation Fund Class R3
Sold	293,202	$2,432,324	1,872,290	$19,355,867
Issued as reinvestment of dividends	114,543	910,614	167,009	1,638,358
Redeemed	(559,999)	(4,665,454)	(841,536)	(7,922,523)
Net increase (decrease)	(152,254)	$(1,322,516)	1,197,763	$13,071,702
40/60 Allocation Fund Class Y(a)
Sold	11,848	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,848	$100,000
60/40 Allocation Fund Class I
Sold	337,186	$2,752,974	1,234,145	$12,093,525
Issued as reinvestment of dividends	425,146	3,260,867	383,320	3,794,867
Redeemed	(732,034)	(5,979,917)	(707,895)	(6,930,602)
Net increase (decrease)	30,298	$33,924	909,570	$8,957,790
60/40 Allocation Fund Class R5
Sold	66,843	$547,405	644,350	$7,118,216
Issued as reinvestment of dividends	115,911	890,196	324,915	3,219,903
Redeemed	(159,432)	(1,338,508)	(1,814,154)	(17,819,753)
Net increase (decrease)	23,322	$99,093	(844,889)	$(7,481,634)

172

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
60/40 Allocation Fund Service Class
Sold	270,828	$2,215,617	305,096	$2,990,863
Issued as reinvestment of dividends	296,015	2,285,237	315,644	3,146,970
Redeemed	(398,706)	(3,260,425)	(333,038)	(3,068,410)
Net increase (decrease)	168,137	$1,240,429	287,702	$3,069,423
60/40 Allocation Fund Administrative Class
Sold	516,345	$4,207,937	404,343	$3,819,249
Issued as reinvestment of dividends	540,653	4,179,251	639,487	6,382,082
Redeemed	(1,000,481)	(8,297,593)	(1,907,803)	(19,592,899)
Net increase (decrease)	56,517	$89,595	(863,973)	$(9,391,568)
60/40 Allocation Fund Class R4
Sold	181,923	$1,510,369	205,498	$1,953,469
Issued as reinvestment of dividends	118,907	910,830	122,080	1,207,371
Redeemed	(302,376)	(2,486,509)	(305,696)	(3,032,290)
Net increase (decrease)	(1,546)	$(65,310)	21,882	$128,550
60/40 Allocation Fund Class A
Sold	562,603	$4,659,028	332,144	$3,196,807
Issued as reinvestment of dividends	581,458	4,529,555	669,698	6,723,767
Redeemed	(1,718,034)	(14,304,604)	(698,211)	(6,966,841)
Net increase (decrease)	(573,973)	$(5,116,021)	303,631	$2,953,733
60/40 Allocation Fund Class R3
Sold	203,719	$1,641,990	148,165	$1,379,297
Issued as reinvestment of dividends	124,081	946,735	151,843	1,497,170
Redeemed	(246,880)	(2,032,109)	(406,930)	(4,105,982)
Net increase (decrease)	80,920	$556,616	(106,922)	$(1,229,515)
60/40 Allocation Fund Class Y(a)
Sold	12,240	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	12,240	$100,000
80/20 Allocation Fund Class I
Sold	429,477	$3,907,201	876,254	$9,538,289
Issued as reinvestment of dividends	546,456	4,562,908	400,286	4,471,193
Redeemed	(770,579)	(6,995,735)	(739,056)	(7,875,775)
Net increase (decrease)	205,354	$1,474,374	537,484	$6,133,707
80/20 Allocation Fund Class R5
Sold	52,250	$472,712	308,793	$3,597,966
Issued as reinvestment of dividends	48,857	408,930	93,050	1,041,225
Redeemed	(92,167)	(844,380)	(642,285)	(7,111,964)
Net increase (decrease)	8,940	$37,262	(240,442)	$(2,472,773)
80/20 Allocation Fund Service Class
Sold	592,233	$5,396,021	443,848	$4,823,322
Issued as reinvestment of dividends	221,156	1,853,287	161,233	1,807,424
Redeemed	(531,542)	(4,816,415)	(461,582)	(5,096,316)
Net increase (decrease)	281,847	$2,432,893	143,499	$1,534,430
80/20 Allocation Fund Administrative Class
Sold	283,119	$2,574,319	368,149	$4,124,673
Issued as reinvestment of dividends	275,608	2,312,351	221,372	2,483,791
Redeemed	(612,220)	(5,629,384)	(588,613)	(6,532,805)
Net increase (decrease)	(53,493)	$(742,714)	908	$75,659

173

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
80/20 Allocation Fund Class R4
Sold	190,695	$1,709,526	424,491	$4,200,012
Issued as reinvestment of dividends	190,431	1,569,151	137,055	1,513,090
Redeemed	(330,121)	(2,995,735)	(365,828)	(3,874,857)
Net increase (decrease)	51,005	$282,942	195,718	$1,838,245
80/20 Allocation Fund Class A
Sold	317,831	$2,856,412	276,585	$2,783,968
Issued as reinvestment of dividends	313,831	2,636,182	270,081	3,033,006
Redeemed	(719,589)	(6,526,781)	(911,845)	(10,305,455)
Net increase (decrease)	(87,927)	$(1,034,187)	(365,179)	$(4,488,481)
80/20 Allocation Fund Class R3
Sold	153,339	$1,353,581	145,996	$1,522,676
Issued as reinvestment of dividends	210,727	1,725,856	176,089	1,933,462
Redeemed	(422,767)	(3,818,882)	(298,674)	(3,286,886)
Net increase (decrease)	(58,701)	$(739,445)	23,411	$169,252
80/20 Allocation Fund Class Y(a)
Sold	11,062	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,062	$100,000
MM RetireSMART by JPMorgan In Retirement Fund Class I
Sold	151,244	$1,441,422	326,376	$3,627,768
Issued as reinvestment of dividends	119,722	1,099,052	190,731	2,168,614
Redeemed	(678,859)	(6,528,272)	(389,315)	(4,312,671)
Net increase (decrease)	(407,893)	$(3,987,798)	127,792	$1,483,711
MM RetireSMART by JPMorgan In Retirement Fund Class R5
Sold	26,744	$257,662	25,753	$275,531
Issued as reinvestment of dividends	30,844	284,383	49,925	570,147
Redeemed	(363,648)	(3,532,537)	(183,020)	(2,271,761)
Net increase (decrease)	(306,060)	$(2,990,492)	(107,342)	$(1,426,083)
MM RetireSMART by JPMorgan In Retirement Fund Service Class
Sold	71,617	$691,120	104,816	$1,133,320
Issued as reinvestment of dividends	49,385	456,318	107,168	1,226,005
Redeemed	(66,171)	(639,655)	(385,402)	(4,145,388)
Net increase (decrease)	54,831	$507,783	(173,418)	$(1,786,063)
MM RetireSMART by JPMorgan In Retirement Fund Administrative Class
Sold	216,765	$2,085,103	183,237	$1,970,479
Issued as reinvestment of dividends	181,306	1,675,268	323,773	3,703,959
Redeemed	(416,605)	(3,993,261)	(628,407)	(7,096,600)
Net increase (decrease)	(18,534)	$(232,890)	(121,397)	$(1,422,162)
MM RetireSMART by JPMorgan In Retirement Fund Class R4
Sold	95,956	$904,549	751,231	$8,053,513
Issued as reinvestment of dividends	74,949	679,791	127,135	1,429,001
Redeemed	(220,243)	(2,093,059)	(801,273)	(8,517,064)
Net increase (decrease)	(49,338)	$(508,719)	77,093	$965,450

174

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan In Retirement Fund Class A
Sold	38,567	$371,371	52,812	$569,104
Issued as reinvestment of dividends	76,923	710,766	131,835	1,508,190
Redeemed	(145,302)	(1,401,016)	(252,796)	(2,861,206)
Net increase (decrease)	(29,812)	$(318,879)	(68,149)	$(783,912)
MM RetireSMART by JPMorgan In Retirement Fund Class R3
Sold	250,800	$2,349,075	364,136	$3,762,568
Issued as reinvestment of dividends	120,846	1,087,614	229,439	2,558,247
Redeemed	(681,943)	(6,366,751)	(649,003)	(7,064,574)
Net increase (decrease)	(310,297)	$(2,930,062)	(55,428)	$(743,759)
MM RetireSMART by JPMorgan 2020 Fund Class I
Sold	360,281	$3,728,737	666,104	$7,748,692
Issued as reinvestment of dividends	215,047	2,144,021	448,203	5,427,736
Redeemed	(1,521,212)	(15,886,584)	(1,197,840)	(13,771,332)
Net increase (decrease)	(945,884)	$(10,013,826)	(83,533)	$(594,904)
MM RetireSMART by JPMorgan 2020 Fund Class R5
Sold	189,520	$1,959,295	276,373	$3,239,613
Issued as reinvestment of dividends	133,098	1,325,660	296,876	3,589,231
Redeemed	(2,481,992)	(26,034,640)	(1,108,675)	(13,445,609)
Net increase (decrease)	(2,159,374)	$(22,749,685)	(535,426)	$(6,616,765)
MM RetireSMART by JPMorgan 2020 Fund Service Class
Sold	69,036	$721,967	135,551	$1,604,963
Issued as reinvestment of dividends	49,292	495,387	234,082	2,853,464
Redeemed	(422,877)	(4,405,447)	(1,647,808)	(19,622,801)
Net increase (decrease)	(304,549)	$(3,188,093)	(1,278,175)	$(15,164,374)
MM RetireSMART by JPMorgan 2020 Fund Administrative Class
Sold	206,478	$2,142,158	230,012	$2,678,038
Issued as reinvestment of dividends	108,170	1,083,859	276,651	3,361,305
Redeemed	(544,231)	(5,680,659)	(1,722,111)	(21,376,425)
Net increase (decrease)	(229,583)	$(2,454,642)	(1,215,448)	$(15,337,082)
MM RetireSMART by JPMorgan 2020 Fund Class R4
Sold	185,002	$1,870,877	223,131	$2,570,365
Issued as reinvestment of dividends	87,753	855,596	184,421	2,185,392
Redeemed	(325,369)	(3,290,723)	(620,282)	(7,540,009)
Net increase (decrease)	(52,614)	$(564,250)	(212,730)	$(2,784,252)
MM RetireSMART by JPMorgan 2020 Fund Class A
Sold	67,270	$695,967	85,568	$989,774
Issued as reinvestment of dividends	100,616	1,004,151	240,406	2,911,317
Redeemed	(479,505)	(4,960,144)	(679,637)	(8,119,220)
Net increase (decrease)	(311,619)	$(3,260,026)	(353,663)	$(4,218,129)
MM RetireSMART by JPMorgan 2020 Fund Class R3
Sold	513,133	$5,066,711	644,883	$7,055,806
Issued as reinvestment of dividends	186,803	1,783,972	432,493	5,025,570
Redeemed	(1,098,429)	(10,866,249)	(1,282,920)	(14,353,839)
Net increase (decrease)	(398,493)	$(4,015,566)	(205,544)	$(2,272,463)

175

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2025 Fund Class I
Sold	545,452	$5,454,016	680,009	$7,840,753
Issued as reinvestment of dividends	412,747	3,937,604	556,875	6,727,045
Redeemed	(1,638,628)	(16,468,064)	(928,540)	(10,770,815)
Net increase (decrease)	(680,429)	$(7,076,444)	308,344	$3,796,983
MM RetireSMART by JPMorgan 2025 Fund Class R5
Sold	43,901	$442,263	22,491	$256,692
Issued as reinvestment of dividends	10,144	98,090	13,922	170,263
Redeemed	(12,477)	(126,245)	(17,844)	(197,559)
Net increase (decrease)	41,568	$414,108	18,569	$229,396
MM RetireSMART by JPMorgan 2025 Fund Service Class
Sold	50,152	$504,938	121,698	$1,423,126
Issued as reinvestment of dividends	35,165	336,885	82,875	1,005,276
Redeemed	(136,380)	(1,373,328)	(473,798)	(5,555,801)
Net increase (decrease)	(51,063)	$(531,505)	(269,225)	$(3,127,399)
MM RetireSMART by JPMorgan 2025 Fund Administrative Class
Sold	234,542	$2,341,232	385,967	$4,532,380
Issued as reinvestment of dividends	223,816	2,132,964	335,378	4,048,008
Redeemed	(384,658)	(3,874,824)	(817,664)	(9,453,047)
Net increase (decrease)	73,700	$599,372	(96,319)	$(872,659)
MM RetireSMART by JPMorgan 2025 Fund Class R4
Sold	279,440	$2,744,384	286,564	$3,239,691
Issued as reinvestment of dividends	187,313	1,753,245	266,161	3,159,331
Redeemed	(540,398)	(5,375,450)	(569,428)	(6,851,847)
Net increase (decrease)	(73,645)	$(877,821)	(16,703)	$(452,825)
MM RetireSMART by JPMorgan 2025 Fund Class A
Sold	96,375	$964,519	193,654	$2,221,071
Issued as reinvestment of dividends	75,470	720,734	109,158	1,319,721
Redeemed	(121,812)	(1,222,602)	(458,106)	(5,354,771)
Net increase (decrease)	50,033	$462,651	(155,294)	$(1,813,979)
MM RetireSMART by JPMorgan 2025 Fund Class R3
Sold	650,898	$6,353,714	500,081	$5,772,128
Issued as reinvestment of dividends	344,343	3,216,163	578,831	6,859,146
Redeemed	(975,848)	(9,536,573)	(1,554,963)	(17,720,728)
Net increase (decrease)	19,393	$33,304	(476,051)	$(5,089,454)
MM RetireSMART by JPMorgan 2030 Fund Class I
Sold	858,880	$8,858,744	1,203,134	$14,332,736
Issued as reinvestment of dividends	602,805	5,853,234	605,796	7,590,627
Redeemed	(1,966,798)	(20,423,254)	(859,968)	(10,383,358)
Net increase (decrease)	(505,113)	$(5,711,276)	948,962	$11,540,005
MM RetireSMART by JPMorgan 2030 Fund Class R5
Sold	745,582	$7,646,668	1,281,379	$16,763,225
Issued as reinvestment of dividends	741,931	7,159,635	792,277	9,879,698
Redeemed	(7,184,748)	(75,150,515)	(1,000,087)	(12,356,017)
Net increase (decrease)	(5,697,235)	$(60,344,212)	1,073,569	$14,286,906

176

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2030 Fund Service Class
Sold	325,084	$3,358,405	416,104	$4,909,520
Issued as reinvestment of dividends	161,990	1,579,399	388,790	4,887,084
Redeemed	(587,475)	(6,100,347)	(2,538,103)	(31,203,765)
Net increase (decrease)	(100,401)	$(1,162,543)	(1,733,209)	$(21,407,161)
MM RetireSMART by JPMorgan 2030 Fund Administrative Class
Sold	762,362	$7,833,147	593,909	$7,077,979
Issued as reinvestment of dividends	520,865	5,062,806	661,465	8,294,775
Redeemed	(674,543)	(6,967,081)	(1,955,644)	(23,624,714)
Net increase (decrease)	608,684	$5,928,872	(700,270)	$(8,251,960)
MM RetireSMART by JPMorgan 2030 Fund Class R4
Sold	351,901	$3,552,073	364,708	$4,261,776
Issued as reinvestment of dividends	238,974	2,277,426	264,697	3,261,072
Redeemed	(537,258)	(5,470,463)	(799,032)	(10,081,060)
Net increase (decrease)	53,617	$359,036	(169,627)	$(2,558,212)
MM RetireSMART by JPMorgan 2030 Fund Class A
Sold	276,475	$2,830,166	372,786	$4,382,292
Issued as reinvestment of dividends	262,678	2,540,100	313,069	3,907,101
Redeemed	(606,828)	(6,207,978)	(776,370)	(9,251,517)
Net increase (decrease)	(67,675)	$(837,712)	(90,515)	$(962,124)
MM RetireSMART by JPMorgan 2030 Fund Class R3
Sold	1,187,680	$11,751,878	1,065,678	$12,199,652
Issued as reinvestment of dividends	761,108	7,093,523	820,572	9,912,512
Redeemed	(1,650,801)	(16,236,156)	(1,157,250)	(13,260,465)
Net increase (decrease)	297,987	$2,609,245	729,000	$8,851,699
MM RetireSMART by JPMorgan 2035 Fund Class I
Sold	765,827	$8,012,310	706,972	$8,595,786
Issued as reinvestment of dividends	540,569	5,178,655	590,064	7,493,815
Redeemed	(1,224,815)	(12,608,220)	(946,853)	(11,913,043)
Net increase (decrease)	81,581	$582,745	350,183	$4,176,558
MM RetireSMART by JPMorgan 2035 Fund Class R5
Sold	30,290	$313,606	31,149	$376,615
Issued as reinvestment of dividends	19,481	187,215	38,740	492,774
Redeemed	(110,178)	(1,191,146)	(54,922)	(617,656)
Net increase (decrease)	(60,407)	$(690,325)	14,967	$251,733
MM RetireSMART by JPMorgan 2035 Fund Service Class
Sold	80,003	$838,548	96,635	$1,182,111
Issued as reinvestment of dividends	75,847	741,028	86,422	1,116,572
Redeemed	(209,825)	(2,191,977)	(124,554)	(1,608,748)
Net increase (decrease)	(53,975)	$(612,401)	58,503	$689,935
MM RetireSMART by JPMorgan 2035 Fund Administrative Class
Sold	345,661	$3,604,588	511,058	$6,316,851
Issued as reinvestment of dividends	244,490	2,373,994	334,899	4,300,099
Redeemed	(373,931)	(3,912,652)	(1,105,064)	(13,752,401)
Net increase (decrease)	216,220	$2,065,930	(259,107)	$(3,135,451)

177

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2035 Fund Class R4
Sold	420,308	$4,294,912	295,268	$3,449,835
Issued as reinvestment of dividends	210,620	2,007,206	248,498	3,138,533
Redeemed	(403,726)	(4,291,075)	(336,147)	(4,290,156)
Net increase (decrease)	227,202	$2,011,043	207,619	$2,298,212
MM RetireSMART by JPMorgan 2035 Fund Class A
Sold	142,988	$1,487,895	98,528	$1,191,771
Issued as reinvestment of dividends	80,616	780,364	124,061	1,587,976
Redeemed	(169,086)	(1,769,484)	(466,347)	(5,920,195)
Net increase (decrease)	54,518	$498,775	(243,758)	$(3,140,448)
MM RetireSMART by JPMorgan 2035 Fund Class R3
Sold	763,924	$7,780,653	630,921	$7,485,737
Issued as reinvestment of dividends	503,357	4,776,856	571,656	7,197,154
Redeemed	(827,706)	(8,379,190)	(800,783)	(9,972,438)
Net increase (decrease)	439,575	$4,178,319	401,794	$4,710,453
MM RetireSMART by JPMorgan 2040 Fund Class I
Sold	952,450	$10,009,286	1,075,427	$12,911,956
Issued as reinvestment of dividends	605,149	5,809,434	561,722	7,184,429
Redeemed	(1,883,556)	(19,572,830)	(622,851)	(7,656,556)
Net increase (decrease)	(325,957)	$(3,754,110)	1,014,298	$12,439,829
MM RetireSMART by JPMorgan 2040 Fund Class R5
Sold	672,493	$6,949,221	558,573	$6,714,498
Issued as reinvestment of dividends	602,202	5,781,138	605,434	7,743,505
Redeemed	(5,902,095)	(63,451,651)	(770,478)	(10,439,290)
Net increase (decrease)	(4,627,400)	$(50,721,292)	393,529	$4,018,713
MM RetireSMART by JPMorgan 2040 Fund Service Class
Sold	216,877	$2,272,375	521,544	$6,514,305
Issued as reinvestment of dividends	150,167	1,452,117	302,006	3,883,802
Redeemed	(455,386)	(4,798,762)	(1,597,050)	(19,721,303)
Net increase (decrease)	(88,342)	$(1,074,270)	(773,500)	$(9,323,196)
MM RetireSMART by JPMorgan 2040 Fund Administrative Class
Sold	702,987	$7,257,874	805,936	$9,988,039
Issued as reinvestment of dividends	554,502	5,323,215	690,533	8,831,913
Redeemed	(672,814)	(7,114,871)	(1,687,925)	(20,440,260)
Net increase (decrease)	584,675	$5,466,218	(191,456)	$(1,620,308)
MM RetireSMART by JPMorgan 2040 Fund Class R4
Sold	262,757	$2,664,465	227,577	$2,706,756
Issued as reinvestment of dividends	198,200	1,861,099	215,585	2,703,434
Redeemed	(262,927)	(2,695,819)	(371,938)	(4,699,305)
Net increase (decrease)	198,030	$1,829,745	71,224	$710,885
MM RetireSMART by JPMorgan 2040 Fund Class A
Sold	296,114	$3,068,982	225,774	$2,727,256
Issued as reinvestment of dividends	180,492	1,725,507	236,010	3,004,403
Redeemed	(395,853)	(4,145,659)	(742,122)	(9,448,618)
Net increase (decrease)	80,753	$648,830	(280,338)	$(3,716,959)

178

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2040 Fund Class R3
Sold	895,851	$8,859,195	912,147	$10,629,034
Issued as reinvestment of dividends	586,497	5,372,313	594,490	7,294,397
Redeemed	(996,384)	(9,802,557)	(783,064)	(9,278,077)
Net increase (decrease)	485,964	$4,428,951	723,573	$8,645,354
MM RetireSMART by JPMorgan 2045 Fund Class I
Sold	519,519	$5,340,138	592,449	$7,567,213
Issued as reinvestment of dividends	424,088	3,977,946	404,436	5,197,007
Redeemed	(806,852)	(8,307,878)	(392,045)	(5,049,069)
Net increase (decrease)	136,755	$1,010,206	604,840	$7,715,151
MM RetireSMART by JPMorgan 2045 Fund Class R5
Sold	30,928	$320,153	21,658	$276,808
Issued as reinvestment of dividends	9,265	86,994	16,774	215,718
Redeemed	(73,234)	(801,987)	(8,061)	(104,904)
Net increase (decrease)	(33,041)	$(394,840)	30,371	$387,622
MM RetireSMART by JPMorgan 2045 Fund Service Class
Sold	82,611	$848,937	78,611	$937,620
Issued as reinvestment of dividends	51,032	480,213	58,302	750,930
Redeemed	(176,883)	(1,802,132)	(125,387)	(1,653,145)
Net increase (decrease)	(43,240)	$(472,982)	11,526	$35,405
MM RetireSMART by JPMorgan 2045 Fund Administrative Class
Sold	410,139	$4,206,026	436,888	$5,335,791
Issued as reinvestment of dividends	275,689	2,574,934	321,804	4,119,090
Redeemed	(290,981)	(3,001,710)	(824,739)	(10,517,062)
Net increase (decrease)	394,847	$3,779,250	(66,047)	$(1,062,181)
MM RetireSMART by JPMorgan 2045 Fund Class R4
Sold	323,696	$3,243,640	255,261	$3,074,716
Issued as reinvestment of dividends	218,133	1,993,731	244,492	3,070,820
Redeemed	(466,452)	(4,958,026)	(209,554)	(2,780,735)
Net increase (decrease)	75,377	$279,345	290,199	$3,364,801
MM RetireSMART by JPMorgan 2045 Fund Class A
Sold	80,383	$817,065	124,962	$1,514,932
Issued as reinvestment of dividends	94,907	884,534	109,182	1,394,259
Redeemed	(134,507)	(1,352,488)	(406,878)	(5,425,760)
Net increase (decrease)	40,783	$349,111	(172,734)	$(2,516,569)
MM RetireSMART by JPMorgan 2045 Fund Class R3
Sold	717,463	$7,101,515	533,627	$6,223,059
Issued as reinvestment of dividends	487,979	4,445,492	497,572	6,234,573
Redeemed	(806,946)	(8,000,951)	(650,613)	(8,240,767)
Net increase (decrease)	398,496	$3,546,056	380,586	$4,216,865
MM RetireSMART by JPMorgan 2050 Fund Class I
Sold	877,317	$6,715,190	1,231,698	$11,292,625
Issued as reinvestment of dividends	485,301	3,397,106	425,658	4,001,187
Redeemed	(1,105,234)	(8,478,776)	(574,106)	(5,220,764)
Net increase (decrease)	257,384	$1,633,520	1,083,250	$10,073,048

179

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2050 Fund Class R5
Sold	1,172,064	$8,874,259	858,393	$7,586,241
Issued as reinvestment of dividends	752,056	5,256,874	721,868	6,771,126
Redeemed	(7,406,846)	(58,670,146)	(682,322)	(6,453,048)
Net increase (decrease)	(5,482,726)	$(44,539,013)	897,939	$7,904,319
MM RetireSMART by JPMorgan 2050 Fund Service Class
Sold	156,114	$1,199,737	455,042	$4,161,020
Issued as reinvestment of dividends	81,143	572,869	189,649	1,792,181
Redeemed	(180,319)	(1,390,302)	(1,229,167)	(10,982,339)
Net increase (decrease)	56,938	$382,304	(584,476)	$(5,029,138)
MM RetireSMART by JPMorgan 2050 Fund Administrative Class
Sold	1,149,613	$8,716,123	946,201	$8,542,156
Issued as reinvestment of dividends	627,987	4,402,189	672,285	6,326,202
Redeemed	(713,825)	(5,440,042)	(1,299,460)	(11,686,683)
Net increase (decrease)	1,063,775	$7,678,270	319,026	$3,181,675
MM RetireSMART by JPMorgan 2050 Fund Class R4
Sold	448,629	$3,332,151	303,105	$2,667,840
Issued as reinvestment of dividends	229,807	1,583,369	225,116	2,086,826
Redeemed	(193,660)	(1,450,218)	(371,598)	(3,473,261)
Net increase (decrease)	484,776	$3,465,302	156,623	$1,281,405
MM RetireSMART by JPMorgan 2050 Fund Class A
Sold	303,098	$2,308,286	225,995	$2,031,725
Issued as reinvestment of dividends	146,439	1,023,608	171,963	1,613,009
Redeemed	(323,223)	(2,458,357)	(637,062)	(6,009,941)
Net increase (decrease)	126,314	$873,537	(239,104)	$(2,365,207)
MM RetireSMART by JPMorgan 2050 Fund Class R3
Sold	1,132,034	$8,357,730	1,009,350	$8,760,808
Issued as reinvestment of dividends	519,073	3,540,081	498,635	4,577,472
Redeemed	(1,073,525)	(7,974,381)	(837,554)	(7,655,501)
Net increase (decrease)	577,582	$3,923,430	670,431	$5,682,779
MM RetireSMART by JPMorgan 2055 Fund Class I
Sold	452,983	$4,041,302	403,186	$4,250,814
Issued as reinvestment of dividends	226,169	1,843,278	180,930	2,006,510
Redeemed	(609,043)	(5,383,600)	(220,175)	(2,330,827)
Net increase (decrease)	70,109	$500,980	363,941	$3,926,497
MM RetireSMART by JPMorgan 2055 Fund Class R5
Sold	13,427	$119,902	20,162	$215,789
Issued as reinvestment of dividends	4,309	35,163	9,869	109,550
Redeemed	(68,704)	(645,793)	(51,453)	(656,082)
Net increase (decrease)	(50,968)	$(490,728)	(21,422)	$(330,743)
MM RetireSMART by JPMorgan 2055 Fund Service Class
Sold	131,297	$1,181,733	88,583	$939,606
Issued as reinvestment of dividends	37,826	310,173	26,957	300,838
Redeemed	(142,995)	(1,276,597)	(69,870)	(801,432)
Net increase (decrease)	26,128	$215,309	45,670	$439,012

180

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2055 Fund Administrative Class
Sold	301,257	$2,674,757	322,959	$3,346,192
Issued as reinvestment of dividends	156,622	1,271,770	134,404	1,486,503
Redeemed	(248,163)	(2,189,537)	(313,419)	(3,265,515)
Net increase (decrease)	209,716	$1,756,990	143,944	$1,567,180
MM RetireSMART by JPMorgan 2055 Fund Class R4
Sold	258,402	$2,284,239	170,486	$1,769,505
Issued as reinvestment of dividends	106,973	863,273	88,927	978,197
Redeemed	(97,574)	(869,087)	(196,555)	(2,158,935)
Net increase (decrease)	267,801	$2,278,425	62,858	$588,767
MM RetireSMART by JPMorgan 2055 Fund Class A
Sold	56,908	$516,889	83,704	$922,581
Issued as reinvestment of dividends	19,623	162,677	24,762	278,324
Redeemed	(45,610)	(411,603)	(477,313)	(5,616,762)
Net increase (decrease)	30,921	$267,963	(368,847)	$(4,415,857)
MM RetireSMART by JPMorgan 2055 Fund Class R3
Sold	679,227	$5,924,022	548,413	$5,661,983
Issued as reinvestment of dividends	346,731	2,780,779	290,062	3,173,283
Redeemed	(636,068)	(5,522,253)	(421,357)	(4,436,745)
Net increase (decrease)	389,890	$3,182,548	417,118	$4,398,521
MM RetireSMART by JPMorgan 2060 Fund Class I
Sold	303,382	$2,688,948	180,852	$1,860,657
Issued as reinvestment of dividends	64,870	524,148	37,118	409,416
Redeemed	(192,020)	(1,684,865)	(101,256)	(1,104,224)
Net increase (decrease)	176,232	$1,528,231	116,714	$1,165,849
MM RetireSMART by JPMorgan 2060 Fund Class R5
Sold	6,396	$56,308	3,642	$37,494
Issued as reinvestment of dividends	277	2,240	207	2,290
Redeemed	(4,600)	(43,274)	(93,773)	(1,134,208)
Net increase (decrease)	2,073	$15,274	(89,924)	$(1,094,424)
MM RetireSMART by JPMorgan 2060 Fund Service Class
Sold	70,778	$621,441	181,904	$1,899,588
Issued as reinvestment of dividends	20,429	164,453	24,323	267,065
Redeemed	(35,731)	(324,828)	(234,100)	(2,341,843)
Net increase (decrease)	55,476	$461,066	(27,873)	$(175,190)
MM RetireSMART by JPMorgan 2060 Fund Administrative Class
Sold	146,691	$1,286,543	123,649	$1,284,482
Issued as reinvestment of dividends	33,799	271,070	22,762	249,474
Redeemed	(39,481)	(340,621)	(120,113)	(1,233,688)
Net increase (decrease)	141,009	$1,216,992	26,298	$300,268
MM RetireSMART by JPMorgan 2060 Fund Class R4
Sold	63,311	$554,443	39,226	$398,864
Issued as reinvestment of dividends	15,218	122,204	10,262	112,476
Redeemed	(14,095)	(126,482)	(25,718)	(267,605)
Net increase (decrease)	64,434	$550,165	23,770	$243,735

181

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM RetireSMART by JPMorgan 2060 Fund Class A
Sold	13,085	$115,930	13,231	$138,834
Issued as reinvestment of dividends	3,214	25,902	3,152	34,668
Redeemed	(5,708)	(49,366)	(29,102)	(324,018)
Net increase (decrease)	10,591	$92,466	(12,719)	$(150,516)
MM RetireSMART by JPMorgan 2060 Fund Class R3
Sold	84,378	$730,763	53,991	$551,892
Issued as reinvestment of dividends	21,364	170,911	13,655	149,244
Redeemed	(53,561)	(468,050)	(35,288)	(396,244)
Net increase (decrease)	52,181	$433,624	32,358	$304,892
MM RetireSMART by JPMorgan 2065 Fund Class I(a)
Sold	40,000	$400,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	40,000	$400,000
MM RetireSMART by JPMorgan 2065 Fund Class R5(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000
MM RetireSMART by JPMorgan 2065 Fund Service Class(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000
MM RetireSMART by JPMorgan 2065 Fund Administrative Class(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000
MM RetireSMART by JPMorgan 2065 Fund Class R4(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000
MM RetireSMART by JPMorgan 2065 Fund Class A(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000
MM RetireSMART by JPMorgan 2065 Fund Class R3(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000

182

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement Balanced Fund Class I
Sold	505,787	$6,812,521	305,970	$5,129,030
Issued as reinvestment of dividends	161,911	2,083,792	159,695	2,585,460
Redeemed	(269,915)	(3,646,224)	(403,719)	(6,268,633)
Net increase (decrease)	397,783	$5,250,089	61,946	$1,445,857
MM Select T. Rowe Price Retirement Balanced Fund Class M5
Sold	1,161,414	$15,748,957	939,621	$15,021,860
Issued as reinvestment of dividends	999,007	12,897,182	903,450	14,662,986
Redeemed	(801,885)	(10,851,810)	(1,149,916)	(17,984,347)
Net increase (decrease)	1,358,536	$17,794,329	693,155	$11,700,499
MM Select T. Rowe Price Retirement Balanced Fund Class M4
Sold	181,603	$2,461,384	65,162	$1,048,778
Issued as reinvestment of dividends	54,256	703,701	60,258	981,001
Redeemed	(156,272)	(2,122,669)	(387,506)	(6,353,045)
Net increase (decrease)	79,587	$1,042,416	(262,086)	$(4,323,266)
MM Select T. Rowe Price Retirement Balanced Fund Class M3
Sold	63,919	$884,678	441,659	$6,880,981
Issued as reinvestment of dividends	23,439	303,774	32,800	532,352
Redeemed	(159,835)	(2,190,304)	(526,393)	(8,189,626)
Net increase (decrease)	(72,477)	$(1,001,852)	(51,934)	$(776,293)
MM Select T. Rowe Price Retirement 2005 Fund Class I
Sold	231,209	$2,876,881	233,822	$3,354,818
Issued as reinvestment of dividends	117,994	1,407,669	184,236	2,750,646
Redeemed	(891,234)	(10,988,521)	(193,687)	(2,804,677)
Net increase (decrease)	(542,031)	$(6,703,971)	224,371	$3,300,787
MM Select T. Rowe Price Retirement 2005 Fund Class M5
Sold	58,199	$729,095	86,908	$1,386,710
Issued as reinvestment of dividends	43,972	523,707	84,126	1,254,316
Redeemed	(68,133)	(853,049)	(158,881)	(2,391,961)
Net increase (decrease)	34,038	$399,753	12,153	$249,065
MM Select T. Rowe Price Retirement 2005 Fund Class M4
Sold	42,900	$533,697	31,602	$497,323
Issued as reinvestment of dividends	12,737	152,332	29,162	435,381
Redeemed	(90,266)	(1,133,598)	(71,163)	(1,108,922)
Net increase (decrease)	(34,629)	$(447,569)	(10,399)	$(176,218)
MM Select T. Rowe Price Retirement 2005 Fund Class M3
Sold	39,442	$489,700	14,692	$214,246
Issued as reinvestment of dividends	9,480	112,625	15,742	234,087
Redeemed	(44,949)	(561,866)	(4,908)	(75,869)
Net increase (decrease)	3,973	$40,459	25,526	$372,464
MM Select T. Rowe Price Retirement 2010 Fund Class I
Sold	562,530	$7,332,742	1,143,144	$17,306,645
Issued as reinvestment of dividends	600,941	7,409,599	503,398	8,034,238
Redeemed	(1,073,463)	(14,038,378)	(1,156,618)	(17,417,636)
Net increase (decrease)	90,008	$703,963	489,924	$7,923,247

183

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2010 Fund Class M5
Sold	112,410	$1,492,397	534,947	$9,126,725
Issued as reinvestment of dividends	196,115	2,418,095	258,465	4,122,512
Redeemed	(348,703)	(4,564,625)	(1,076,399)	(16,525,536)
Net increase (decrease)	(40,178)	$(654,133)	(282,987)	$(3,276,299)
MM Select T. Rowe Price Retirement 2010 Fund Class M4
Sold	51,223	$669,860	116,771	$1,933,606
Issued as reinvestment of dividends	87,072	1,078,821	125,292	2,002,161
Redeemed	(224,498)	(2,981,356)	(953,754)	(15,118,796)
Net increase (decrease)	(86,203)	$(1,232,675)	(711,691)	$(11,183,029)
MM Select T. Rowe Price Retirement 2010 Fund Class M3
Sold	53,468	$687,924	46,966	$730,513
Issued as reinvestment of dividends	71,338	883,160	87,971	1,406,657
Redeemed	(365,957)	(4,774,196)	(269,373)	(4,118,995)
Net increase (decrease)	(241,151)	$(3,203,112)	(134,436)	$(1,981,825)
MM Select T. Rowe Price Retirement 2015 Fund Class I
Sold	469,462	$6,259,803	1,408,416	$21,902,134
Issued as reinvestment of dividends	615,550	7,786,710	444,615	7,318,355
Redeemed	(1,188,673)	(15,837,271)	(1,401,511)	(21,937,030)
Net increase (decrease)	(103,661)	$(1,790,758)	451,520	$7,283,459
MM Select T. Rowe Price Retirement 2015 Fund Class M5
Sold	141,115	$1,894,833	240,413	$3,934,063
Issued as reinvestment of dividends	371,824	4,703,572	382,761	6,292,593
Redeemed	(683,003)	(9,029,641)	(1,298,852)	(20,043,666)
Net increase (decrease)	(170,064)	$(2,431,236)	(675,678)	$(9,817,010)
MM Select T. Rowe Price Retirement 2015 Fund Class M4
Sold	139,200	$1,889,196	198,709	$3,285,817
Issued as reinvestment of dividends	41,387	527,680	55,236	911,386
Redeemed	(154,578)	(2,120,959)	(541,783)	(8,706,873)
Net increase (decrease)	26,009	$295,917	(287,838)	$(4,509,670)
MM Select T. Rowe Price Retirement 2015 Fund Class M3
Sold	34,671	$475,730	63,261	$1,058,577
Issued as reinvestment of dividends	13,728	177,093	40,920	672,724
Redeemed	(260,410)	(3,555,866)	(165,128)	(2,516,012)
Net increase (decrease)	(212,011)	$(2,903,043)	(60,947)	$(784,711)
MM Select T. Rowe Price Retirement 2020 Fund Class I
Sold	2,418,675	$31,827,016	7,537,641	$118,800,632
Issued as reinvestment of dividends	3,002,047	37,135,320	2,115,656	34,844,854
Redeemed	(4,668,583)	(61,338,275)	(6,399,516)	(100,417,346)
Net increase (decrease)	752,139	$7,624,061	3,253,781	$53,228,140
MM Select T. Rowe Price Retirement 2020 Fund Class M5
Sold	916,841	$12,079,578	2,073,917	$36,474,873
Issued as reinvestment of dividends	1,473,762	18,245,174	2,087,119	34,353,981
Redeemed	(2,621,205)	(34,522,709)	(9,427,089)	(149,486,130)
Net increase (decrease)	(230,602)	$(4,197,957)	(5,266,053)	$(78,657,276)

184

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2020 Fund Class M4
Sold	478,866	$6,338,125	1,015,694	$16,572,201
Issued as reinvestment of dividends	710,739	8,827,372	762,490	12,573,464
Redeemed	(1,581,879)	(20,937,059)	(4,180,320)	(68,524,820)
Net increase (decrease)	(392,274)	$(5,771,562)	(2,402,136)	$(39,379,155)
MM Select T. Rowe Price Retirement 2020 Fund Class M3
Sold	313,260	$4,150,312	385,892	$6,387,993
Issued as reinvestment of dividends	346,542	4,310,980	354,209	5,847,991
Redeemed	(977,173)	(12,950,485)	(1,097,789)	(17,651,009)
Net increase (decrease)	(317,371)	$(4,489,193)	(357,688)	$(5,415,025)
MM Select T. Rowe Price Retirement 2025 Fund Class I
Sold	4,713,072	$65,038,893	8,539,331	$140,810,463
Issued as reinvestment of dividends	3,831,413	49,501,853	2,295,536	39,896,413
Redeemed	(6,653,875)	(92,041,007)	(5,208,866)	(84,955,302)
Net increase (decrease)	1,890,610	$22,499,739	5,626,001	$95,751,574
MM Select T. Rowe Price Retirement 2025 Fund Class M5
Sold	604,709	$8,410,969	1,563,591	$27,503,087
Issued as reinvestment of dividends	887,289	11,472,649	1,193,224	20,726,297
Redeemed	(2,207,424)	(30,060,331)	(7,032,570)	(115,383,994)
Net increase (decrease)	(715,426)	$(10,176,713)	(4,275,755)	$(67,154,610)
MM Select T. Rowe Price Retirement 2025 Fund Class M4
Sold	546,721	$7,604,857	1,489,503	$26,528,455
Issued as reinvestment of dividends	533,647	6,910,733	530,954	9,222,674
Redeemed	(1,162,169)	(16,055,689)	(3,531,937)	(59,574,375)
Net increase (decrease)	(81,801)	$(1,540,099)	(1,511,480)	$(23,823,246)
MM Select T. Rowe Price Retirement 2025 Fund Class M3
Sold	574,782	$8,138,927	556,793	$9,492,429
Issued as reinvestment of dividends	273,317	3,539,461	298,488	5,178,774
Redeemed	(1,467,832)	(20,559,897)	(1,011,720)	(16,360,888)
Net increase (decrease)	(619,733)	$(8,881,509)	(156,439)	$(1,689,685)
MM Select T. Rowe Price Retirement 2030 Fund Class I
Sold	7,301,738	$104,755,783	17,006,579	$292,539,511
Issued as reinvestment of dividends	6,714,931	89,308,577	3,174,371	57,773,560
Redeemed	(7,220,272)	(103,716,599)	(6,119,019)	(105,056,902)
Net increase (decrease)	6,796,397	$90,347,761	14,061,931	$245,256,169
MM Select T. Rowe Price Retirement 2030 Fund Class M5
Sold	2,426,007	$34,811,920	4,535,657	$84,779,466
Issued as reinvestment of dividends	3,279,409	43,648,928	3,573,025	64,993,323
Redeemed	(3,929,224)	(56,674,536)	(18,516,774)	(319,692,290)
Net increase (decrease)	1,776,192	$21,786,312	(10,408,092)	$(169,919,501)
MM Select T. Rowe Price Retirement 2030 Fund Class M4
Sold	1,910,498	$27,340,902	2,073,734	$37,649,230
Issued as reinvestment of dividends	1,468,049	19,583,770	1,252,988	22,804,376
Redeemed	(2,489,734)	(35,767,817)	(8,189,081)	(140,447,148)
Net increase (decrease)	888,813	$11,156,855	(4,862,359)	$(79,993,542)

185

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2030 Fund Class M3
Sold	1,014,744	$14,530,375	966,388	$17,088,642
Issued as reinvestment of dividends	683,457	9,130,988	552,753	10,071,168
Redeemed	(2,259,475)	(32,776,645)	(1,734,460)	(30,562,929)
Net increase (decrease)	(561,274)	$(9,115,282)	(215,319)	$(3,403,119)
MM Select T. Rowe Price Retirement 2035 Fund Class I
Sold	6,031,864	$90,927,046	11,256,790	$198,143,268
Issued as reinvestment of dividends	3,884,999	53,962,632	1,726,216	32,763,576
Redeemed	(4,493,516)	(67,997,497)	(3,378,692)	(59,564,725)
Net increase (decrease)	5,423,347	$76,892,181	9,604,314	$171,342,119
MM Select T. Rowe Price Retirement 2035 Fund Class M5
Sold	1,098,802	$16,520,203	1,713,564	$32,461,820
Issued as reinvestment of dividends	913,663	12,699,918	1,094,005	20,742,335
Redeemed	(1,893,076)	(28,017,341)	(7,630,090)	(134,789,582)
Net increase (decrease)	119,389	$1,202,780	(4,822,521)	$(81,585,427)
MM Select T. Rowe Price Retirement 2035 Fund Class M4
Sold	930,948	$13,973,217	1,974,053	$36,677,551
Issued as reinvestment of dividends	596,581	8,298,444	487,832	9,244,410
Redeemed	(1,259,541)	(19,040,980)	(3,822,459)	(67,790,009)
Net increase (decrease)	267,988	$3,230,681	(1,360,574)	$(21,868,048)
MM Select T. Rowe Price Retirement 2035 Fund Class M3
Sold	950,655	$14,539,519	576,007	$10,520,197
Issued as reinvestment of dividends	289,836	4,034,514	190,005	3,608,202
Redeemed	(1,288,940)	(19,718,857)	(543,110)	(9,930,100)
Net increase (decrease)	(48,449)	$(1,144,824)	222,902	$4,198,299
MM Select T. Rowe Price Retirement 2040 Fund Class I
Sold	7,428,675	$112,988,570	17,842,756	$323,377,353
Issued as reinvestment of dividends	5,973,387	82,791,145	1,844,301	36,056,081
Redeemed	(4,591,508)	(70,193,591)	(3,433,976)	(62,515,762)
Net increase (decrease)	8,810,554	$125,586,124	16,253,081	$296,917,672
MM Select T. Rowe Price Retirement 2040 Fund Class M5
Sold	2,365,571	$35,917,231	4,171,443	$82,602,986
Issued as reinvestment of dividends	3,071,037	42,625,996	2,732,688	53,396,718
Redeemed	(3,499,675)	(53,136,094)	(16,150,828)	(295,456,679)
Net increase (decrease)	1,936,933	$25,407,133	(9,246,697)	$(159,456,975)
MM Select T. Rowe Price Retirement 2040 Fund Class M4
Sold	1,400,788	$21,114,770	2,395,284	$45,742,603
Issued as reinvestment of dividends	1,274,779	17,706,685	844,992	16,502,684
Redeemed	(1,706,466)	(25,954,581)	(6,988,390)	(126,862,891)
Net increase (decrease)	969,101	$12,866,874	(3,748,114)	$(64,617,604)
MM Select T. Rowe Price Retirement 2040 Fund Class M3
Sold	914,702	$13,859,663	855,996	$15,886,397
Issued as reinvestment of dividends	646,704	8,989,189	354,201	6,931,706
Redeemed	(1,704,228)	(26,130,625)	(1,186,981)	(22,700,434)
Net increase (decrease)	(142,822)	$(3,281,773)	23,216	$117,669

186

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2045 Fund Class I
Sold	5,649,061	$88,907,867	11,288,128	$205,849,243
Issued as reinvestment of dividends	3,170,054	45,395,168	1,064,698	21,166,192
Redeemed	(3,082,078)	(48,580,984)	(2,017,855)	(36,741,964)
Net increase (decrease)	5,737,037	$85,722,051	10,334,971	$190,273,471
MM Select T. Rowe Price Retirement 2045 Fund Class M5
Sold	858,880	$13,520,915	1,343,450	$25,847,325
Issued as reinvestment of dividends	601,791	8,635,706	844,791	16,777,545
Redeemed	(1,652,662)	(25,565,157)	(7,258,926)	(133,207,378)
Net increase (decrease)	(191,991)	$(3,408,536)	(5,070,685)	$(90,582,508)
MM Select T. Rowe Price Retirement 2045 Fund Class M4
Sold	751,555	$11,756,180	1,940,581	$38,287,849
Issued as reinvestment of dividends	424,551	6,096,550	374,404	7,420,678
Redeemed	(924,196)	(14,621,896)	(3,391,168)	(60,246,314)
Net increase (decrease)	251,910	$3,230,834	(1,076,183)	$(14,537,787)
MM Select T. Rowe Price Retirement 2045 Fund Class M3
Sold	900,574	$14,569,861	422,286	$7,951,088
Issued as reinvestment of dividends	218,434	3,138,892	129,246	2,571,996
Redeemed	(1,122,543)	(17,914,672)	(397,067)	(7,662,141)
Net increase (decrease)	(3,535)	$(205,919)	154,465	$2,860,943
MM Select T. Rowe Price Retirement 2050 Fund Class I
Sold	6,288,586	$98,471,889	12,533,874	$231,236,518
Issued as reinvestment of dividends	3,768,581	53,739,968	1,034,578	20,743,294
Redeemed	(3,263,511)	(51,135,108)	(1,853,714)	(34,588,469)
Net increase (decrease)	6,793,656	$101,076,749	11,714,738	$217,391,343
MM Select T. Rowe Price Retirement 2050 Fund Class M5
Sold	2,454,842	$38,449,460	3,013,172	$59,185,787
Issued as reinvestment of dividends	2,116,766	30,227,423	1,590,415	31,856,014
Redeemed	(2,979,842)	(46,943,088)	(9,794,915)	(184,286,116)
Net increase (decrease)	1,591,766	$21,733,795	(5,191,328)	$(93,244,315)
MM Select T. Rowe Price Retirement 2050 Fund Class M4
Sold	1,217,155	$19,084,236	2,415,289	$47,389,056
Issued as reinvestment of dividends	673,640	9,646,526	516,154	10,328,244
Redeemed	(1,119,692)	(17,579,798)	(5,909,371)	(104,994,499)
Net increase (decrease)	771,103	$11,150,964	(2,977,928)	$(47,277,199)
MM Select T. Rowe Price Retirement 2050 Fund Class M3
Sold	762,601	$11,919,661	579,263	$11,001,966
Issued as reinvestment of dividends	410,292	5,858,975	213,368	4,275,899
Redeemed	(956,596)	(15,167,351)	(749,277)	(14,392,576)
Net increase (decrease)	216,297	$2,611,285	43,354	$885,289
MM Select T. Rowe Price Retirement 2055 Fund Class I
Sold	4,860,253	$77,484,277	9,407,027	$172,120,699
Issued as reinvestment of dividends	1,838,091	26,744,224	451,953	9,025,508
Redeemed	(1,989,922)	(31,791,259)	(978,561)	(18,086,779)
Net increase (decrease)	4,708,422	$72,437,242	8,880,419	$163,059,428

187

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2055 Fund Class M5
Sold	608,477	$9,685,112	1,111,691	$21,879,145
Issued as reinvestment of dividends	264,091	3,855,725	561,937	11,205,031
Redeemed	(1,046,657)	(16,442,471)	(6,200,220)	(114,761,201)
Net increase (decrease)	(174,089)	$(2,901,634)	(4,526,592)	$(81,677,025)
MM Select T. Rowe Price Retirement 2055 Fund Class M4
Sold	558,603	$8,914,832	1,404,133	$27,210,498
Issued as reinvestment of dividends	208,832	3,046,858	188,075	3,746,457
Redeemed	(543,295)	(8,606,827)	(2,131,753)	(38,065,701)
Net increase (decrease)	224,140	$3,354,863	(539,545)	$(7,108,746)
MM Select T. Rowe Price Retirement 2055 Fund Class M3
Sold	466,033	$7,381,133	364,367	$6,750,865
Issued as reinvestment of dividends	138,084	2,007,743	75,680	1,509,059
Redeemed	(597,233)	(9,567,622)	(184,672)	(3,542,998)
Net increase (decrease)	6,884	$(178,746)	255,375	$4,716,926
MM Select T. Rowe Price Retirement 2060 Fund Class I
Sold	4,231,434	$68,599,409	2,425,971	$43,805,340
Issued as reinvestment of dividends	511,706	7,603,946	235,469	4,688,197
Redeemed	(1,151,844)	(18,767,696)	(645,198)	(11,854,282)
Net increase (decrease)	3,591,296	$57,435,659	2,016,242	$36,639,255
MM Select T. Rowe Price Retirement 2060 Fund Class M5
Sold	1,394,253	$22,578,788	1,076,260	$20,001,196
Issued as reinvestment of dividends	229,367	3,403,805	143,748	2,856,276
Redeemed	(943,832)	(15,211,288)	(366,788)	(6,860,239)
Net increase (decrease)	679,788	$10,771,305	853,220	$15,997,233
MM Select T. Rowe Price Retirement 2060 Fund Class M4
Sold	713,086	$11,477,905	1,055,966	$19,445,369
Issued as reinvestment of dividends	105,816	1,568,194	79,541	1,576,504
Redeemed	(533,488)	(8,480,351)	(941,124)	(16,791,259)
Net increase (decrease)	285,414	$4,565,748	194,383	$4,230,614
MM Select T. Rowe Price Retirement 2060 Fund Class M3
Sold	296,403	$4,774,632	209,526	$3,852,887
Issued as reinvestment of dividends	42,664	631,426	23,830	472,782
Redeemed	(139,418)	(2,261,007)	(94,635)	(1,801,031)
Net increase (decrease)	199,649	$3,145,051	138,721	$2,524,638
MM Select T. Rowe Price Retirement 2065 Fund Class I(a)
Sold	88,645	$894,602
Issued as reinvestment of dividends	—	—
Redeemed	(77)	(804)
Net increase (decrease)	88,568	$893,798
MM Select T. Rowe Price Retirement 2065 Fund Class M5(a)
Sold	10,411	$104,176
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,411	$104,176

188

Notes to Financial Statements (Continued)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
MM Select T. Rowe Price Retirement 2065 Fund Class M4(a)
Sold	11,254	$113,167
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	11,254	$113,167
MM Select T. Rowe Price Retirement 2065 Fund Class M3(a)
Sold	10,000	$100,000
Issued as reinvestment of dividends	—	—
Redeemed	—	—
Net increase (decrease)	10,000	$100,000

(a)	Commenced operations on February 1, 2023.

Unless waived, purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the period ended September 30, 2023:

Front-End Sales Charges Retained by Distributor
MM RetireSMART by JPMorgan 2030 Fund	$1,645
MM RetireSMART by JPMorgan 2040 Fund	26

Unless waived, redemptions of Class A shares made within 18 months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1.00% of the amount redeemed. The Distributor receives all contingent deferred sales charges. For the year ended September 30, 2023, no amounts have been retained by the Distributor.

With respect to Class A shares, the Distributor may pay an up-front concession to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

6. Federal Income Tax Information

At September 30, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
20/80 Allocation Fund	$195,527,300	$391,349	$(30,403,061)	$(30,011,712)
40/60 Allocation Fund	199,992,025	821,751	(33,897,641)	(33,075,890)
60/40 Allocation Fund	183,481,560	687,683	(28,644,859)	(27,957,176)
80/20 Allocation Fund	138,220,893	1,192,611	(21,186,325)	(19,993,714)
MM RetireSMART by JPMorgan In Retirement Fund	86,369,096	116,242	(13,228,535)	(13,112,293)
MM RetireSMART by JPMorgan 2020 Fund	141,771,520	256,964	(21,696,144)	(21,439,180)
MM RetireSMART by JPMorgan 2025 Fund	161,970,601	313,866	(25,246,057)	(24,932,191)
MM RetireSMART by JPMorgan 2030 Fund	302,727,352	941,750	(45,179,290)	(44,237,540)

189

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART by JPMorgan 2035 Fund	$177,350,402	$448,795	$(27,637,354)	$(27,188,559)
MM RetireSMART by JPMorgan 2040 Fund	220,208,187	1,177,185	(28,328,714)	(27,151,529)
MM RetireSMART by JPMorgan 2045 Fund	132,320,817	389,247	(20,111,086)	(19,721,839)
MM RetireSMART by JPMorgan 2050 Fund	161,332,464	954,046	(20,825,566)	(19,871,520)
MM RetireSMART by JPMorgan 2055 Fund	73,247,828	193,086	(11,033,226)	(10,840,140)
MM RetireSMART by JPMorgan 2060 Fund	26,145,566	105,718	(4,054,908)	(3,949,190)
MM RetireSMART by JPMorgan 2065 Fund	1,050,736	23,788	(36,968)	(13,180)
MM Select T. Rowe Price Retirement Balanced Fund	207,459,850	65,814	(28,983,016)	(28,917,202)
MM Select T. Rowe Price Retirement 2005 Fund	20,635,615	—	(3,052,023)	(3,052,023)
MM Select T. Rowe Price Retirement 2010 Fund	114,075,004	122,309	(17,329,371)	(17,207,062)
MM Select T. Rowe Price Retirement 2015 Fund	123,564,793	—	(18,155,891)	(18,155,891)
MM Select T. Rowe Price Retirement 2020 Fund	570,087,875	877,326	(80,099,319)	(79,221,993)
MM Select T. Rowe Price Retirement 2025 Fund	605,710,564	—	(85,227,078)	(85,227,078)
MM Select T. Rowe Price Retirement 2030 Fund	1,438,478,959	2,505,110	(154,675,504)	(152,170,394)
MM Select T. Rowe Price Retirement 2035 Fund	790,949,387	—	(78,788,802)	(78,788,802)
MM Select T. Rowe Price Retirement 2040 Fund	1,307,491,196	323,048	(91,722,973)	(91,399,925)
MM Select T. Rowe Price Retirement 2045 Fund	636,137,282	—	(49,541,594)	(49,541,594)
MM Select T. Rowe Price Retirement 2050 Fund	930,158,114	—	(58,200,271)	(58,200,271)
MM Select T. Rowe Price Retirement 2055 Fund	420,780,293	—	(32,122,765)	(32,122,765)
MM Select T. Rowe Price Retirement 2060 Fund	237,647,609	—	(18,444,574)	(18,444,574)
MM Select T. Rowe Price Retirement 2065 Fund	1,203,901	28,904	(26,921)	1,983

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
20/80 Allocation Fund	$102,242	$978,768
MM RetireSMART by JPMorgan In Retirement Fund	113,059	733,102
MM RetireSMART by JPMorgan 2020 Fund	174,287	4,626,107
MM RetireSMART by JPMorgan 2025 Fund	267,396	194,566
MM RetireSMART by JPMorgan 2030 Fund	350,945	6,678,359
MM RetireSMART by JPMorgan 2040 Fund	—	406,180
MM Select T. Rowe Price Retirement 2005 Fund	—	1,070,116

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2023, late year ordinary losses:

Amount
MM Select T. Rowe Price Retirement 2035 Fund	$675,223
MM Select T. Rowe Price Retirement 2040 Fund	2,831,974
MM Select T. Rowe Price Retirement 2045 Fund	1,658,540
MM Select T. Rowe Price Retirement 2050 Fund	2,807,903
MM Select T. Rowe Price Retirement 2055 Fund	1,195,198
MM Select T. Rowe Price Retirement 2060 Fund	664,756
MM Select T. Rowe Price Retirement 2065 Fund	820

190

Notes to Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$4,344,346	$3,335,282
40/60 Allocation Fund	3,634,893	7,743,031
60/40 Allocation Fund	3,075,162	13,927,509
80/20 Allocation Fund	2,154,761	12,913,904
MM RetireSMART by JPMorgan In Retirement Fund	3,746,798	2,252,776
MM RetireSMART by JPMorgan 2020 Fund	3,896,107	4,796,539
MM RetireSMART by JPMorgan 2025 Fund	3,389,981	8,805,704
MM RetireSMART by JPMorgan 2030 Fund	6,938,808	24,627,315
MM RetireSMART by JPMorgan 2035 Fund	2,421,617	13,632,319
MM RetireSMART by JPMorgan 2040 Fund	3,819,922	23,504,901
MM RetireSMART by JPMorgan 2045 Fund	1,457,764	12,996,585
MM RetireSMART by JPMorgan 2050 Fund	2,478,603	17,297,493
MM RetireSMART by JPMorgan 2055 Fund	769,184	6,609,677
MM RetireSMART by JPMorgan 2060 Fund	310,977	2,242,954
MM Select T. Rowe Price Retirement Balanced Fund	7,487,790	8,500,659
MM Select T. Rowe Price Retirement 2005 Fund	1,123,028	1,080,455
MM Select T. Rowe Price Retirement 2010 Fund	4,246,622	7,543,053
MM Select T. Rowe Price Retirement 2015 Fund	4,238,562	8,956,493
MM Select T. Rowe Price Retirement 2020 Fund	18,687,551	49,831,295
MM Select T. Rowe Price Retirement 2025 Fund	17,150,302	54,274,394
MM Select T. Rowe Price Retirement 2030 Fund	29,043,039	132,629,224
MM Select T. Rowe Price Retirement 2035 Fund	11,883,822	67,111,686
MM Select T. Rowe Price Retirement 2040 Fund	14,631,398	137,481,617
MM Select T. Rowe Price Retirement 2045 Fund	6,112,407	57,153,909
MM Select T. Rowe Price Retirement 2050 Fund	8,144,008	91,328,884
MM Select T. Rowe Price Retirement 2055 Fund	4,970,034	30,684,516
MM Select T. Rowe Price Retirement 2060 Fund	1,765,440	11,441,931

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
20/80 Allocation Fund	$5,773,608	$7,216,709
40/60 Allocation Fund	6,696,300	11,946,689
60/40 Allocation Fund	8,155,101	17,817,029
80/20 Allocation Fund	4,486,636	11,796,555
MM RetireSMART by JPMorgan In Retirement Fund	3,851,393	9,329,916
MM RetireSMART by JPMorgan 2020 Fund	9,288,244	16,065,771
MM RetireSMART by JPMorgan 2025 Fund	7,124,617	16,164,173
MM RetireSMART by JPMorgan 2030 Fund	13,540,089	34,192,780
MM RetireSMART by JPMorgan 2035 Fund	6,080,813	19,260,798
MM RetireSMART by JPMorgan 2040 Fund	9,354,902	31,290,981

191

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain
MM RetireSMART by JPMorgan 2045 Fund	$4,166,318	$16,833,751
MM RetireSMART by JPMorgan 2050 Fund	6,883,238	20,284,765
MM RetireSMART by JPMorgan 2055 Fund	2,039,207	6,451,591
MM RetireSMART by JPMorgan 2060 Fund	783,889	1,958,115
MM Select T. Rowe Price Retirement Balanced Fund	7,115,125	11,646,674
MM Select T. Rowe Price Retirement 2005 Fund	1,357,592	3,334,823
MM Select T. Rowe Price Retirement 2010 Fund	5,310,387	10,255,181
MM Select T. Rowe Price Retirement 2015 Fund	5,206,666	9,988,392
MM Select T. Rowe Price Retirement 2020 Fund	25,271,795	62,348,495
MM Select T. Rowe Price Retirement 2025 Fund	23,345,921	51,678,237
MM Select T. Rowe Price Retirement 2030 Fund	54,756,932	100,885,494
MM Select T. Rowe Price Retirement 2035 Fund	27,736,963	38,621,560
MM Select T. Rowe Price Retirement 2040 Fund	52,502,131	60,385,058
MM Select T. Rowe Price Retirement 2045 Fund	22,858,059	25,078,352
MM Select T. Rowe Price Retirement 2050 Fund	35,715,171	31,488,280
MM Select T. Rowe Price Retirement 2055 Fund	11,815,181	13,670,874
MM Select T. Rowe Price Retirement 2060 Fund	4,846,160	4,747,599

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2023:

Amount
20/80 Allocation Fund	$17,850
40/60 Allocation Fund	30,599
60/40 Allocation Fund	28,859
80/20 Allocation Fund	44,510
MM RetireSMART by JPMorgan In Retirement Fund	23,499
MM RetireSMART by JPMorgan 2020 Fund	45,892
MM RetireSMART by JPMorgan 2025 Fund	58,582
MM RetireSMART by JPMorgan 2030 Fund	170,130
MM RetireSMART by JPMorgan 2035 Fund	99,282
MM RetireSMART by JPMorgan 2040 Fund	185,166
MM RetireSMART by JPMorgan 2045 Fund	89,294
MM RetireSMART by JPMorgan 2050 Fund	145,460
MM RetireSMART by JPMorgan 2055 Fund	49,063
MM RetireSMART by JPMorgan 2060 Fund	16,196
MM Select T. Rowe Price Retirement Balanced Fund	51,978
MM Select T. Rowe Price Retirement 2005 Fund	8,619
MM Select T. Rowe Price Retirement 2010 Fund	38,903
MM Select T. Rowe Price Retirement 2015 Fund	45,909
MM Select T. Rowe Price Retirement 2020 Fund	452,060
MM Select T. Rowe Price Retirement 2025 Fund	264,314
MM Select T. Rowe Price Retirement 2030 Fund	714,355
MM Select T. Rowe Price Retirement 2035 Fund	442,945
MM Select T. Rowe Price Retirement 2040 Fund	831,056
MM Select T. Rowe Price Retirement 2045 Fund	412,941
MM Select T. Rowe Price Retirement 2050 Fund	619,008
MM Select T. Rowe Price Retirement 2055 Fund	260,628
MM Select T. Rowe Price Retirement 2060 Fund	122,673

192

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
20/80 Allocation Fund	$782,171	$(1,081,010)	$(19,433)	$(30,011,712)	$(30,329,984)
40/60 Allocation Fund	596,146	2,992,877	(33,345)	(33,075,890)	(29,520,212)
60/40 Allocation Fund	271,484	3,598,177	(26,893)	(27,957,176)	(24,114,408)
80/20 Allocation Fund	100,969	3,381,894	(9,191)	(19,993,714)	(16,520,042)
MM RetireSMART by JPMorgan In Retirement Fund	2,140,724	(846,161)	(32,396)	(13,112,293)	(11,850,126)
MM RetireSMART by JPMorgan 2020 Fund	2,076,941	(4,800,394)	(55,716)	(21,439,180)	(24,218,349)
MM RetireSMART by JPMorgan 2025 Fund	1,167,419	(461,962)	(13,363)	(24,932,191)	(24,240,097)
MM RetireSMART by JPMorgan 2030 Fund	1,861,792	(7,029,304)	(52,818)	(44,237,540)	(49,457,870)
MM RetireSMART by JPMorgan 2035 Fund	1,070,951	4,903,557	(15,357)	(27,188,559)	(21,229,408)
MM RetireSMART by JPMorgan 2040 Fund	1,208,656	(406,180)	(32,278)	(27,151,529)	(26,381,331)
MM RetireSMART by JPMorgan 2045 Fund	1,015,627	5,062,085	(9,111)	(19,721,839)	(13,653,238)
MM RetireSMART by JPMorgan 2050 Fund	1,587,713	1,267,231	(16,816)	(19,871,520)	(17,033,392)
MM RetireSMART by JPMorgan 2055 Fund	529,713	2,768,280	(2,027)	(10,840,140)	(7,544,174)
MM RetireSMART by JPMorgan 2060 Fund	123,395	1,171,090	(594)	(3,949,190)	(2,655,299)
MM RetireSMART by JPMorgan 2065 Fund	5,274	—	—	(13,180)	(7,906)
MM Select T. Rowe Price Retirement Balanced Fund	514,049	4,567,033	—	(28,917,202)	(23,836,120)
MM Select T. Rowe Price Retirement 2005 Fund	45,104	(1,070,116)	—	(3,052,023)	(4,077,035)
MM Select T. Rowe Price Retirement 2010 Fund	349,922	733,281	—	(17,207,062)	(16,123,859)
MM Select T. Rowe Price Retirement 2015 Fund	594,530	1,814,573	—	(18,155,891)	(15,746,788)
MM Select T. Rowe Price Retirement 2020 Fund	1,513,988	13,461,157	—	(79,221,993)	(64,246,848)
MM Select T. Rowe Price Retirement 2025 Fund	1,189,103	22,582,334	—	(85,227,078)	(61,455,641)
MM Select T. Rowe Price Retirement 2030 Fund	280,073	78,514,189	—	(152,170,394)	(73,376,132)
MM Select T. Rowe Price Retirement 2035 Fund	—	49,126,781	(675,223)	(78,788,802)	(30,337,244)
MM Select T. Rowe Price Retirement 2040 Fund	—	79,609,101	(2,831,974)	(91,399,925)	(14,622,798)
MM Select T. Rowe Price Retirement 2045 Fund	—	42,219,844	(1,658,540)	(49,541,594)	(8,980,290)
MM Select T. Rowe Price Retirement 2050 Fund	1	58,999,373	(2,807,903)	(58,200,271)	(2,008,800)
MM Select T. Rowe Price Retirement 2055 Fund	—	27,159,541	(1,195,198)	(32,122,765)	(6,158,422)
MM Select T. Rowe Price Retirement 2060 Fund	—	12,470,193	(664,756)	(18,444,574)	(6,639,137)
MM Select T. Rowe Price Retirement 2065 Fund	—	—	(820)	1,983	1,163

193

Notes to Financial Statements (Continued)

During the year ended September 30, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
20/80 Allocation Fund	$2,822	$187,441	$(190,263)
40/60 Allocation Fund	4,843	103,660	(108,503)
60/40 Allocation Fund	3,905	33,568	(37,473)
80/20 Allocation Fund	1,336	28,001	(29,337)
MM RetireSMART by JPMorgan In Retirement Fund	4,704	12,535	(17,239)
MM RetireSMART by JPMorgan 2020 Fund	8,090	24,514	(32,604)
MM RetireSMART by JPMorgan 2025 Fund	1,940	30,951	(32,891)
MM RetireSMART by JPMorgan 2030 Fund	7,670	93,866	(101,536)
MM RetireSMART by JPMorgan 2035 Fund	2,082	45,669	(47,751)
MM RetireSMART by JPMorgan 2040 Fund	44,327	84,651	(128,978)
MM RetireSMART by JPMorgan 2045 Fund	1,235	41,753	(42,988)
MM RetireSMART by JPMorgan 2050 Fund	59,511	66,694	(126,205)
MM RetireSMART by JPMorgan 2055 Fund	6,492	21,757	(28,249)
MM RetireSMART by JPMorgan 2060 Fund	86	7,537	(7,623)
MM RetireSMART by JPMorgan 2065 Fund	—	—	—
MM Select T. Rowe Price Retirement Balanced Fund	—	164,341	(164,341)
MM Select T. Rowe Price Retirement 2005 Fund	—	36,512	(36,512)
MM Select T. Rowe Price Retirement 2010 Fund	—	99,955	(99,955)
MM Select T. Rowe Price Retirement 2015 Fund	—	106,896	(106,896)
MM Select T. Rowe Price Retirement 2020 Fund	—	465,004	(465,004)
MM Select T. Rowe Price Retirement 2025 Fund	—	427,503	(427,503)
MM Select T. Rowe Price Retirement 2030 Fund	—	764,299	(764,299)
MM Select T. Rowe Price Retirement 2035 Fund	—	253,648	(253,648)
MM Select T. Rowe Price Retirement 2040 Fund	—	167,132	(167,132)
MM Select T. Rowe Price Retirement 2045 Fund	—	13,659	(13,659)
MM Select T. Rowe Price Retirement 2050 Fund	—	(5,060)	5,060
MM Select T. Rowe Price Retirement 2055 Fund	—	(1,977)	1,977
MM Select T. Rowe Price Retirement 2060 Fund	—	(1,183)	1,183
MM Select T. Rowe Price Retirement 2065 Fund	—	(2,510)	2,510

The Funds did not have any unrecognized tax benefits at September 30, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

194

Notes to Financial Statements (Continued)

7. Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2023, was as follows:

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
20/80 Allocation Fund
MassMutual Blue Chip Growth Fund, Class I	$3,106,536	$929,087	$(1,472,313)	$905,892	$(415,356)	$3,053,846	142,172	$15,401	$487,784
MassMutual Core Bond Fund, Class I	25,870,850	6,029,399	(3,431,109)	(185,336)	(627,665)	27,656,139	3,128,523	1,014,819	—
MassMutual Diversified Value Fund, Class I	2,350,436	525,400	(899,591)	(29,294)	129,263	2,076,214	188,233	46,334	220,208
MassMutual Equity Opportunities Fund, Class I	4,390,370	1,152,743	(945,381)	(113,473)	(8,004)	4,476,255	275,631	66,439	662,870
MassMutual Fundamental Value Fund, Class I	2,746,981	661,697	(1,634,027)	(196,985)	327,035	1,904,701	223,819	28,206	292,832
MassMutual Global Floating Rate Fund, Class I	502,000	23,515	(327,714)	39,771	(25,952)	211,620	24,020	22,824	—
MassMutual Growth Opportunities Fund, Class I	717,241	163,791	(185,847)	239,867	(123,622)	811,430	156,647	4,598	79,610
MassMutual High Yield Fund, Class I	1,433,505	76,263	(1,058,449)	107,257	(81,675)	476,901	63,334	38,515	—
MassMutual Inflation-Protected and Income Fund, Class I	1,643,259	207,068	(473,776)	62,384	(95,203)	1,343,732	146,856	64,240	—
MassMutual International Equity Fund, Class I	502,848	913,005	(230,216)	76,545	(33,003)	1,229,179	154,808	7,119	26,434
MassMutual Mid Cap Growth Fund, Class I	1,024,044	255,716	(314,631)	5,923	11,700	982,752	52,497	—	146,486
MassMutual Mid Cap Value Fund, Class I	1,089,407	242,128	(372,628)	(57,095)	81,107	982,919	92,034	25,508	80,622
MassMutual Overseas Fund, Class I	2,870,205	856,282	(1,804,624)	620,042	(125,774)	2,416,131	300,888	70,180	236,783
MassMutual Short-Duration Bond Fund, Class I	28,057,391	1,726,842	(18,691,173)	2,947,530	(3,066,776)	10,973,814	1,264,264	586,337	—
MassMutual Small Cap Growth Equity Fund, Class I	176,193	108,808	(38,334)	18,492	(4,199)	260,960	19,997	65	—
MassMutual Small Cap Value Equity Fund, Class I	717,500	202,464	(413,832)	118,574	(94,444)	530,262	60,120	—	118,023
MassMutual Strategic Bond Fund, Class I	21,293,795	15,887,243	(4,294,457)	510,824	(957,060)	32,440,345	3,875,788	538,980	—
MassMutual Strategic Emerging Markets Fund, Class I	734,534	112,210	(503,962)	333,800	(204,543)	472,039	50,432	3,226	—
MassMutual Total Return Bond Fund, Class I	34,792,943	9,643,269	(5,140,083)	113,642	(1,061,305)	38,348,466	4,659,595	1,006,533	—
MM Equity Asset Fund, Class I	6,301,846	4,007,393	(2,517,070)	764,350	(356,004)	8,200,515	1,105,191	114,362	1,063,768
	$140,321,884	$43,724,323	$(44,749,217)	$6,282,710	$(6,731,480)	$138,848,220		$3,653,686	$3,415,420
40/60 Allocation Fund
MassMutual Blue Chip Growth Fund, Class I	$5,990,319	$1,564,206	$(2,472,408)	$1,279,930	$(238,804)	$6,123,243	285,067	$28,980	$917,834
MassMutual Core Bond Fund, Class I	19,983,148	5,323,438	(3,926,695)	323,314	(941,821)	20,761,384	2,348,573	769,298	—
MassMutual Diversified Value Fund, Class I	4,628,956	945,548	(1,435,407)	(30,584)	136,893	4,245,406	384,896	109,555	520,681
MassMutual Equity Opportunities Fund, Class I	7,445,347	3,097,437	(1,126,065)	(219,591)	(88,107)	9,109,021	560,900	123,209	1,229,253

195

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
40/60 Allocation Fund (Continued)
MassMutual Fundamental Value Fund, Class I	$5,855,407	$1,300,001	$(3,514,912)	$(460,857)	$625,783	$3,805,422	447,171	$66,376	$689,096
MassMutual Global Floating Rate Fund, Class I	843,680	24,851	(724,570)	76,096	(56,227)	163,830	18,596	24,852	—
MassMutual Growth Opportunities Fund, Class I	1,394,572	424,878	(438,126)	456,356	(220,503)	1,617,177	312,196	8,708	150,798
MassMutual High Yield Fund, Class I	2,047,623	54,229	(1,812,893)	199,610	(124,031)	364,538	48,411	43,002	—
MassMutual Inflation-Protected and Income Fund, Class I	905,701	296,384	(155,789)	9,053	(28,302)	1,027,047	112,246	34,336	—
MassMutual International Equity Fund, Class I	1,950,143	892,596	(605,214)	338,190	(118,440)	2,457,275	309,480	26,400	98,026
MassMutual Mid Cap Growth Fund, Class I	1,623,178	657,684	(321,977)	2,297	22,790	1,983,972	105,981	—	226,888
MassMutual Mid Cap Value Fund, Class I	2,591,176	424,226	(1,083,230)	(35,203)	99,942	1,996,911	186,977	59,580	188,312
MassMutual Overseas Fund, Class I	4,404,672	1,746,357	(2,111,106)	817,168	(80,333)	4,776,758	594,864	104,098	351,218
MassMutual Short-Duration Bond Fund, Class I	19,346,403	838,039	(11,815,689)	1,795,535	(1,836,815)	8,327,473	959,386	458,645	—
MassMutual Small Cap Growth Equity Fund, Class I	386,287	205,685	(95,578)	41,957	(10,494)	527,857	40,449	137	—
MassMutual Small Cap Value Equity Fund, Class I	1,844,744	413,811	(1,232,183)	316,424	(272,141)	1,070,655	121,389	—	299,634
MassMutual Strategic Bond Fund, Class I	17,355,061	12,336,012	(4,825,966)	691,597	(1,214,924)	24,341,780	2,908,217	403,898	—
MassMutual Strategic Emerging Markets Fund, Class I	1,097,501	186,246	(518,512)	333,016	(163,355)	934,896	99,882	4,718	—
MassMutual Total Return Bond Fund, Class I	30,593,366	4,574,987	(5,750,249)	648,689	(1,289,391)	28,777,402	3,496,647	818,228	—
MM Equity Asset Fund, Class I	16,886,259	5,672,338	(7,286,422)	1,571,345	(362,293)	16,481,227	2,221,190	253,832	2,361,088
	$147,173,543	$40,978,953	$(51,252,991)	$8,154,342	$(6,160,573)	$138,893,274		$3,337,852	$7,032,828
60/40 Allocation Fund
MassMutual Blue Chip Growth Fund, Class I	$8,210,320	$2,473,028	$(3,637,999)	$2,396,477	$(876,637)	$8,565,189	398,752	$39,126	$1,239,101
MassMutual Core Bond Fund, Class I	12,195,555	3,695,951	(2,764,313)	270,588	(646,795)	12,750,986	1,442,419	459,782	—
MassMutual Diversified Value Fund, Class I	6,650,039	1,372,030	(2,289,866)	(65,640)	230,020	5,896,583	534,595	155,730	740,138
MassMutual Equity Opportunities Fund, Class I	10,720,004	4,430,840	(1,922,496)	(332,284)	(151,719)	12,744,345	784,750	182,898	1,824,786
MassMutual Fundamental Value Fund, Class I	7,978,415	1,602,582	(4,574,170)	(298,916)	625,909	5,333,820	626,771	76,622	795,458
MassMutual Global Floating Rate Fund, Class I	2,251,981	34,231	(2,212,640)	218,666	(188,031)	104,207	11,828	34,231	—
MassMutual Growth Opportunities Fund, Class I	1,781,631	804,055	(656,416)	689,291	(356,639)	2,261,922	436,665	10,927	189,230
MassMutual High Yield Fund, Class I	3,950,346	66,991	(3,930,333)	639,213	(502,226)	223,991	29,746	54,727	—
MassMutual Inflation-Protected and Income Fund, Class I	423,661	340,432	(123,638)	11,644	(21,277)	630,822	68,942	15,533	—

196

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
60/40 Allocation Fund (Continued)
MassMutual International Equity Fund, Class I	$1,949,169	$2,188,385	$(965,380)	$507,406	$(319,104)	$3,360,476	423,234	$25,316	$93,997
MassMutual Mid Cap Growth Fund, Class I	2,560,631	686,322	(529,781)	161,953	(112,496)	2,766,629	147,790	—	354,471
MassMutual Mid Cap Value Fund, Class I	4,008,413	646,443	(2,006,368)	162,894	(32,827)	2,778,555	260,164	91,601	289,523
MassMutual Overseas Fund, Class I	4,424,617	4,035,044	(2,621,029)	717,384	5,561	6,561,577	817,133	102,632	346,272
MassMutual Short-Duration Bond Fund, Class I	10,710,938	617,219	(6,193,262)	1,012,722	(1,000,385)	5,147,232	592,999	281,818	—
MassMutual Small Cap Growth Equity Fund, Class I	834,643	53,636	(236,828)	110,980	(28,118)	734,313	56,269	295	—
MassMutual Small Cap Value Equity Fund, Class I	2,257,501	530,192	(1,363,104)	354,299	(288,072)	1,490,816	169,027	—	363,069
MassMutual Strategic Bond Fund, Class I	8,175,411	10,538,348	(3,413,902)	597,349	(941,362)	14,955,844	1,786,839	264,911	—
MassMutual Strategic Emerging Markets Fund, Class I	269,666	1,502,439	(457,206)	67,922	(98,309)	1,284,512	137,234	1,015	—
MassMutual Total Return Bond Fund, Class I	16,283,943	5,911,343	(4,067,919)	482,148	(925,662)	17,683,853	2,148,706	495,659	—
MM Equity Asset Fund, Class I	30,160,787	9,234,847	(18,483,125)	4,013,722	(1,869,735)	23,056,496	3,107,344	398,121	3,703,246
	$135,797,671	$50,764,358	$(62,449,775)	$11,717,818	$(7,497,904)	$128,332,168		$2,690,944	$9,939,291
80/20 Allocation Fund
MassMutual Blue Chip Growth Fund, Class I	$7,383,551	$4,242,029	$(4,457,893)	$3,116,524	$(1,584,038)	$8,700,173	405,036	$40,259	$1,275,056
MassMutual Core Bond Fund, Class I	3,930,195	2,761,563	(1,863,333)	362,349	(495,051)	4,695,723	531,190	149,251	—
MassMutual Diversified Value Fund, Class I	4,964,284	1,947,666	(1,006,323)	2,354	58,014	5,965,995	540,888	116,933	555,746
MassMutual Equity Opportunities Fund, Class I	7,853,104	7,822,676	(1,913,345)	(607,823)	(173,030)	12,981,582	799,359	175,138	1,747,361
MassMutual Fundamental Value Fund, Class I	6,390,439	1,783,456	(2,934,291)	(297,798)	466,336	5,408,142	635,504	73,907	767,273
MassMutual Global Floating Rate Fund, Class I	1,772,935	27,959	(1,758,496)	172,872	(147,178)	68,092	7,729	27,731	—
MassMutual Growth Opportunities Fund, Class I	1,547,978	1,094,139	(683,029)	675,407	(357,171)	2,277,324	439,638	9,572	165,765
MassMutual High Yield Fund, Class I	3,912,539	55,059	(4,043,146)	694,947	(557,123)	62,276	8,270	46,818	—
MassMutual Inflation-Protected and Income Fund, Class I	136,977	159,820	(52,558)	7,504	(10,853)	240,890	26,327	4,966	—
MassMutual International Equity Fund, Class I	1,373,095	2,954,750	(1,092,627)	330,873	(179,816)	3,386,275	426,483	39,746	147,580
MassMutual Mid Cap Growth Fund, Class I	2,916,472	635,450	(810,632)	243,598	(185,087)	2,799,801	149,562	—	407,811
MassMutual Mid Cap Value Fund, Class I	3,558,971	675,468	(1,518,704)	197,416	(101,466)	2,811,685	263,266	81,749	258,380
MassMutual Overseas Fund, Class I	6,070,597	2,218,103	(2,663,837)	951,824	87,944	6,664,631	829,966	143,178	483,068
MassMutual Short-Duration Bond Fund, Class I	5,392,597	333,882	(3,815,307)	577,837	(570,904)	1,918,105	220,980	119,684	—

197

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
80/20 Allocation Fund (Continued)
MassMutual Small Cap Growth Equity Fund, Class I	$926,270	$75,688	$(352,002)	$141,881	$(46,977)	$744,860	57,077	$331	$—
MassMutual Small Cap Value Equity Fund, Class I	2,604,724	490,143	(1,784,410)	417,774	(216,236)	1,511,995	171,428	—	283,061
MassMutual Strategic Bond Fund, Class I	2,790,199	4,301,503	(1,406,215)	256,093	(417,138)	5,524,442	660,029	62,161	—
MassMutual Strategic Emerging Markets Fund, Class I	2,004,445	352,233	(1,400,761)	889,868	(540,572)	1,305,213	139,446	8,575	—
MassMutual Total Return Bond Fund, Class I	6,037,165	3,368,888	(2,712,395)	391,213	(556,637)	6,528,234	793,224	189,712	—
MM Equity Asset Fund, Class I	24,123,131	7,994,769	(10,596,069)	2,842,981	(935,110)	23,429,702	3,157,642	338,644	3,150,004
	$95,689,668	$43,295,244	$(46,865,373)	$11,367,694	$(6,462,093)	$97,025,140		$1,628,355	$9,241,105
MM RetireSMART by JPMorgan In Retirement Fund
MassMutual Blue Chip Growth Fund, Class I	$1,485,007	$426,519	$(818,995)	$611,133	$(361,350)	$1,342,314	62,491	$7,374	$233,557
MassMutual Core Bond Fund, Class I	16,252,626	5,992,589	(5,034,415)	879,605	(1,345,670)	16,744,735	1,894,201	636,232	—
MassMutual Diversified Value Fund, Class I	896,307	199,218	(307,109)	65,334	(41,311)	812,439	73,657	19,026	90,425
MassMutual Equity Opportunities Fund, Class I	2,380,089	534,235	(734,478)	(14,152)	(21,761)	2,143,933	132,016	33,051	329,751
MassMutual Fundamental Value Fund, Class I	1,201,178	391,195	(518,017)	99,705	(83,902)	1,090,159	128,103	15,891	164,976
MassMutual Global Floating Rate Fund, Class I	178,107	5,669	(146,851)	15,678	(13,273)	39,330	4,464	5,670	—
MassMutual Growth Opportunities Fund, Class I	446,639	90,263	(203,154)	182,997	(116,038)	400,707	77,357	2,893	50,083
MassMutual High Yield Fund, Class I	4,361,340	2,206,454	(1,261,471)	324,781	(188,821)	5,442,283	722,747	316,588	—
MassMutual Inflation-Protected and Income Fund, Class I	6,218,155	804,745	(4,210,691)	724,522	(774,976)	2,761,755	301,831	237,850	—
MassMutual International Equity Fund, Class I	1,486,972	490,214	(691,878)	316,880	(148,461)	1,453,727	183,089	18,622	69,148
MassMutual Mid Cap Growth Fund, Class I	699,012	238,638	(244,585)	119,018	(109,774)	702,309	37,516	—	94,958
MassMutual Mid Cap Value Fund, Class I	697,253	251,719	(252,720)	15,203	(8,333)	703,122	65,835	14,745	46,604
MassMutual Overseas Fund, Class I	2,587,988	1,224,951	(1,716,039)	779,006	(366,784)	2,509,122	312,468	56,158	189,470
MassMutual Small Cap Growth Equity Fund, Class I	504,671	163,709	(192,183)	128,115	(83,886)	520,426	39,879	170	—
MassMutual Small Cap Value Equity Fund, Class I	664,053	308,383	(306,136)	128,053	(107,252)	687,101	77,903	—	95,209
MassMutual Strategic Bond Fund, Class I	5,493,275	1,907,968	(1,768,796)	432,704	(518,336)	5,546,815	662,702	93,491	—
MassMutual Strategic Emerging Markets Fund, Class I	1,513,967	136,104	(1,005,327)	417,879	(168,221)	894,402	95,556	6,329	—
MassMutual Total Return Bond Fund, Class I	5,487,106	1,997,859	(1,769,885)	327,206	(451,258)	5,591,028	679,347	149,414	—
MM Equity Asset Fund, Class I	7,422,572	1,804,919	(3,033,712)	1,354,029	(799,876)	6,747,932	909,425	105,049	977,140
	$59,976,317	$19,175,351	$(24,216,442)	$6,907,696	$(5,709,283)	$56,133,639		$1,718,553	$2,341,321

198

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2020 Fund
MassMutual Blue Chip Growth Fund, Class I	$2,886,943	$938,402	$(2,119,719)	$1,282,782	$(784,635)	$2,203,773	102,597	$14,340	$454,179
MassMutual Core Bond Fund, Class I	31,634,913	13,203,530	(16,535,268)	3,315,003	(4,100,750)	27,517,428	3,112,831	1,242,565	—
MassMutual Diversified Value Fund, Class I	1,747,134	339,930	(804,592)	170,496	(113,768)	1,339,200	121,414	37,114	176,393
MassMutual Equity Opportunities Fund, Class I	4,639,628	896,981	(1,961,182)	(82,593)	41,347	3,534,181	217,622	64,791	646,427
MassMutual Fundamental Value Fund, Class I	2,335,332	859,554	(1,442,839)	287,042	(247,866)	1,791,223	210,484	30,901	320,804
MassMutual Global Floating Rate Fund, Class I	344,517	10,878	(295,728)	29,178	(24,530)	64,315	7,300	10,877	—
MassMutual Growth Opportunities Fund, Class I	870,646	155,164	(511,535)	414,816	(274,788)	654,303	126,313	5,630	97,501
MassMutual High Yield Fund, Class I	8,489,836	3,745,540	(3,629,811)	822,389	(527,840)	8,900,114	1,181,954	586,972	—
MassMutual Inflation-Protected and Income Fund, Class I	12,102,642	1,556,546	(9,037,246)	1,518,714	(1,600,111)	4,540,545	496,234	464,572	—
MassMutual International Equity Fund, Class I	2,907,114	1,128,047	(2,005,549)	692,852	(334,790)	2,387,674	300,715	36,404	135,167
MassMutual Mid Cap Growth Fund, Class I	1,362,569	438,626	(684,407)	262,193	(229,634)	1,149,347	61,397	—	185,201
MassMutual Mid Cap Value Fund, Class I	1,359,160	439,285	(665,056)	29,771	(4,106)	1,159,054	108,526	28,762	90,907
MassMutual Overseas Fund, Class I	5,029,025	3,248,773	(4,998,198)	1,537,260	(668,546)	4,148,314	516,602	109,176	368,347
MassMutual Small Cap Growth Equity Fund, Class I	983,753	286,389	(517,590)	292,592	(195,226)	849,918	65,128	331	—
MassMutual Small Cap Value Equity Fund, Class I	1,294,436	569,123	(797,065)	308,412	(250,124)	1,124,782	127,526	—	185,375
MassMutual Strategic Bond Fund, Class I	10,692,160	4,137,378	(5,624,146)	1,403,422	(1,493,575)	9,115,239	1,089,037	182,157	—
MassMutual Strategic Emerging Markets Fund, Class I	2,960,581	355,671	(2,368,788)	1,038,949	(521,338)	1,465,075	156,525	12,377	—
MassMutual Total Return Bond Fund, Class I	10,680,131	4,318,162	(5,625,733)	1,076,092	(1,261,341)	9,187,311	1,116,320	291,115	—
MM Equity Asset Fund, Class I	14,430,574	4,168,061	(8,631,114)	3,317,856	(2,202,266)	11,083,111	1,493,681	204,273	1,900,104
	$116,751,094	$40,796,040	$(68,255,566)	$17,717,226	$(14,793,887)	$92,214,907		$3,322,357	$4,560,405

199

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2025 Fund
MassMutual Blue Chip Growth Fund, Class I	$3,277,716	$1,114,330	$(1,869,657)	$1,490,916	$(949,348)	$3,063,957	142,642	$16,479	$521,898
MassMutual Core Bond Fund, Class I	26,697,133	9,520,751	(7,331,302)	1,118,807	(1,896,986)	28,108,403	3,179,684	1,056,000	—
MassMutual Diversified Value Fund, Class I	1,993,229	424,873	(606,185)	101,901	(42,986)	1,870,832	169,613	42,663	202,763
MassMutual Equity Opportunities Fund, Class I	5,287,700	1,102,934	(1,369,335)	(264,788)	183,901	4,940,412	304,213	74,036	738,662
MassMutual Fundamental Value Fund, Class I	2,652,861	923,291	(1,124,473)	214,984	(178,846)	2,487,817	292,340	35,527	368,826
MassMutual Global Floating Rate Fund, Class I	290,558	9,884	(233,842)	25,152	(21,175)	70,577	8,011	9,589	—
MassMutual Growth Opportunities Fund, Class I	991,507	188,929	(412,156)	472,657	(323,690)	917,247	177,075	6,460	111,864
MassMutual High Yield Fund, Class I	7,285,532	4,034,265	(1,705,630)	471,958	(244,876)	9,841,249	1,306,939	609,507	—
MassMutual Inflation-Protected and Income Fund, Class I	5,532,456	2,343,564	(4,489,520)	733,845	(772,376)	3,347,969	365,898	213,988	—
MassMutual International Equity Fund, Class I	3,280,272	787,542	(1,180,497)	700,977	(324,470)	3,263,824	411,061	41,465	153,962
MassMutual Mid Cap Growth Fund, Class I	1,519,645	409,926	(377,687)	94,073	(70,411)	1,575,546	84,164	—	208,119
MassMutual Mid Cap Value Fund, Class I	1,515,798	419,126	(370,873)	3,630	16,227	1,583,908	148,306	32,316	102,139
MassMutual Overseas Fund, Class I	5,689,596	2,536,168	(3,542,695)	1,796,596	(881,913)	5,597,752	697,105	125,522	423,501
MassMutual Small Cap Growth Equity Fund, Class I	1,090,195	286,235	(305,394)	288,668	(189,762)	1,169,942	89,651	370	—
MassMutual Small Cap Value Equity Fund, Class I	1,437,432	595,876	(529,933)	260,712	(211,021)	1,553,066	176,085	—	207,368
MassMutual Strategic Bond Fund, Class I	9,013,330	3,040,638	(2,588,857)	592,998	(736,956)	9,321,153	1,113,638	154,991	—
MassMutual Strategic Emerging Markets Fund, Class I	4,378,314	324,570	(2,255,617)	1,837,910	(1,129,654)	3,155,523	337,129	18,476	—
MassMutual Total Return Bond Fund, Class I	9,003,189	3,189,836	(2,590,047)	419,680	(627,785)	9,394,873	1,141,540	247,708	—
MM Equity Asset Fund, Class I	16,407,076	4,644,771	(6,828,882)	2,923,084	(1,746,461)	15,399,588	2,075,416	235,069	2,186,573
	$107,343,539	$35,897,509	$(39,712,582)	$13,283,760	$(10,148,588)	$106,663,638		$2,920,166	$5,225,675

200

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2030 Fund
MassMutual Blue Chip Growth Fund, Class I	$9,126,647	$3,382,159	$(6,709,736)	$4,363,160	$(2,705,831)	$7,456,399	347,132	$47,075	$1,490,935
MassMutual Core Bond Fund, Class I	47,977,718	20,037,084	(22,329,597)	4,285,048	(5,599,158)	44,371,095	5,019,355	1,953,300	—
MassMutual Diversified Value Fund, Class I	5,499,928	1,288,003	(2,463,650)	265,001	(85,164)	4,504,118	408,352	121,637	578,101
MassMutual Equity Opportunities Fund, Class I	14,593,512	3,349,967	(5,831,806)	(446,968)	280,065	11,944,770	735,515	211,118	2,106,325
MassMutual Fundamental Value Fund, Class I	7,379,233	2,721,967	(4,180,419)	592,461	(464,018)	6,049,224	710,837	101,424	1,052,949
MassMutual Growth Opportunities Fund, Class I	2,735,934	640,040	(1,621,443)	1,506,168	(1,039,725)	2,220,974	428,759	18,411	318,830
MassMutual High Yield Fund, Class I	13,564,456	5,301,726	(5,586,746)	1,315,110	(823,616)	13,770,930	1,828,809	1,036,772	—
MassMutual Inflation-Protected and Income Fund, Class I	1,857,071	2,429,395	(3,796,419)	179,228	(150,622)	518,653	56,683	73,869	—
MassMutual International Equity Fund, Class I	9,129,380	3,396,181	(5,771,920)	2,525,759	(1,395,559)	7,883,841	992,927	119,515	443,765
MassMutual Mid Cap Growth Fund, Class I	4,116,982	1,342,277	(1,788,100)	403,697	(294,826)	3,780,030	201,925	—	582,394
MassMutual Mid Cap Value Fund, Class I	4,106,542	1,436,857	(1,837,008)	(70,739)	149,524	3,785,176	354,417	90,455	285,899
MassMutual Overseas Fund, Class I	15,970,176	8,706,239	(13,770,245)	5,746,472	(2,948,545)	13,704,097	1,706,612	360,221	1,215,349
MassMutual Small Cap Growth Equity Fund, Class I	2,973,963	919,160	(1,398,732)	951,444	(644,739)	2,801,096	214,643	1,042	—
MassMutual Small Cap Value Equity Fund, Class I	3,923,985	1,728,137	(2,122,476)	701,575	(514,289)	3,716,932	421,421	—	584,899
MassMutual Strategic Bond Fund, Class I	16,198,443	6,512,187	(7,831,060)	1,923,682	(2,089,327)	14,713,925	1,757,936	286,739	—
MassMutual Strategic Emerging Markets Fund, Class I	12,459,089	2,175,069	(8,662,265)	5,418,221	(3,215,385)	8,174,729	873,368	54,454	—
MassMutual Total Return Bond Fund, Class I	16,180,252	6,746,133	(7,787,180)	1,438,750	(1,748,683)	14,829,272	1,801,856	458,298	—
MM Equity Asset Fund, Class I	45,660,666	14,130,741	(26,025,277)	9,400,303	(5,706,432)	37,460,001	5,048,518	671,300	6,244,301
	$233,453,977	$86,243,322	$(129,514,079)	$40,498,372	$(28,996,330)	$201,685,262		$5,605,630	$14,903,747

201

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2035 Fund
MassMutual Blue Chip Growth Fund, Class I	$7,354,394	$3,074,559	$(3,815,574)	$3,291,387	$(1,986,670)	$7,918,096	368,626	$38,308	$1,213,254
MassMutual Core Bond Fund, Class I	6,150,261	3,191,659	(1,390,107)	113,252	(328,469)	7,736,596	875,181	251,707	—
MassMutual Diversified Value Fund, Class I	2,962,450	896,067	(768,545)	(3,073)	72,724	3,159,623	286,457	65,177	309,767
MassMutual Equity Opportunities Fund, Class I	4,909,785	1,373,607	(960,756)	(153,828)	47,962	5,216,770	321,230	70,660	704,985
MassMutual Fundamental Value Fund, Class I	3,469,640	1,500,232	(1,247,635)	179,540	(147,856)	3,753,921	441,119	48,165	500,032
MassMutual Growth Opportunities Fund, Class I	2,459,150	615,122	(868,234)	1,172,031	(785,260)	2,592,809	500,542	16,468	285,188
MassMutual High Yield Fund, Class I	3,721,095	1,537,318	(665,114)	231,894	(107,970)	4,717,223	626,457	292,189	—
MassMutual International Equity Fund, Class I	6,168,761	1,770,105	(1,643,910)	1,039,617	(366,661)	6,967,912	877,571	80,211	297,825
MassMutual Mid Cap Growth Fund, Class I	2,209,417	862,129	(450,605)	59,390	(35,020)	2,645,311	141,309	—	311,009
MassMutual Mid Cap Value Fund, Class I	2,203,818	941,322	(504,452)	(50,043)	58,106	2,648,751	248,010	48,291	152,633
MassMutual Overseas Fund, Class I	9,814,244	4,979,627	(5,130,081)	2,684,910	(1,156,412)	11,192,288	1,393,809	225,913	762,208
MassMutual Small Cap Growth Equity Fund, Class I	1,592,613	585,676	(356,646)	331,201	(194,247)	1,958,597	150,084	555	—
MassMutual Small Cap Value Equity Fund, Class I	2,098,930	1,073,986	(629,118)	166,866	(109,934)	2,600,730	294,867	—	311,246
MassMutual Strategic Bond Fund, Class I	10,473,078	4,707,209	(2,461,359)	378,838	(602,924)	12,494,842	1,492,813	186,102	—
MassMutual Strategic Emerging Markets Fund, Class I	3,665,464	675,179	(1,777,491)	1,435,273	(861,536)	3,136,889	335,138	15,970	—
MassMutual Total Return Bond Fund, Class I	10,457,290	4,852,360	(2,432,898)	192,930	(481,498)	12,588,184	1,529,549	297,437	—
MM Equity Asset Fund, Class I	24,523,070	8,659,025	(8,483,375)	3,461,024	(1,623,438)	26,536,306	3,576,322	364,108	3,386,867
	$104,233,460	$41,295,182	$(33,585,900)	$14,531,209	$(8,609,103)	$117,864,848		$2,001,261	$8,235,014

202

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2040 Fund
MassMutual Blue Chip Growth Fund, Class I	$13,494,495	$5,394,885	$(9,952,626)	$6,644,064	$(4,064,035)	$11,516,783	536,163	$70,692	$2,238,911
MassMutual Core Bond Fund, Class I	5,345,450	2,646,537	(2,627,428)	395,586	(549,564)	5,210,581	589,432	220,220	—
MassMutual Diversified Value Fund, Class I	5,421,859	1,611,442	(2,562,411)	128,889	41,710	4,641,489	420,806	120,639	573,360
MassMutual Equity Opportunities Fund, Class I	8,994,559	2,602,972	(3,805,515)	(140,735)	27,208	7,678,489	472,813	131,609	1,313,070
MassMutual Fundamental Value Fund, Class I	6,365,970	2,557,518	(3,572,814)	537,892	(432,044)	5,456,522	641,189	88,890	922,823
MassMutual Growth Opportunities Fund, Class I	4,498,440	1,183,999	(2,674,728)	2,651,498	(1,851,217)	3,807,992	735,134	30,459	527,491
MassMutual High Yield Fund, Class I	4,639,696	3,164,332	(2,340,624)	514,761	(359,062)	5,619,103	746,229	403,530	—
MassMutual International Equity Fund, Class I	11,610,500	4,190,428	(6,791,154)	2,878,427	(1,456,893)	10,431,308	1,313,767	152,801	567,356
MassMutual Mid Cap Growth Fund , Class I	4,006,555	1,696,330	(1,904,838)	524,409	(417,085)	3,905,371	208,620	—	570,036
MassMutual Mid Cap Value Fund, Class I	3,996,370	1,816,540	(1,963,745)	(62,437)	124,064	3,910,792	366,179	88,537	279,836
MassMutual Overseas Fund, Class I	18,540,308	10,291,551	(15,575,057)	6,137,070	(2,856,470)	16,537,402	2,059,452	427,520	1,442,410
MassMutual Small Cap Growth Equity Fund, Class I	2,898,074	1,112,546	(1,431,636)	950,447	(653,245)	2,876,186	220,397	1,021	—
MassMutual Small Cap Value Equity Fund, Class I	3,827,579	1,944,911	(2,131,097)	621,350	(442,382)	3,820,361	433,148	—	573,801
MassMutual Strategic Bond Fund, Class I	10,057,701	4,783,804	(5,103,944)	783,334	(899,834)	9,621,061	1,149,470	180,192	—
MassMutual Strategic Emerging Markets Fund, Class I	6,625,655	1,502,537	(4,816,125)	2,983,019	(1,816,840)	4,478,246	478,445	29,159	—
MassMutual Total Return Bond Fund, Class I	10,037,981	4,952,851	(5,090,176)	598,636	(802,452)	9,696,840	1,178,231	287,769	—
MM Equity Asset Fund, Class I	45,031,049	15,083,203	(25,421,998)	8,766,299	(4,872,120)	38,586,433	5,200,328	672,455	6,255,054
	$165,392,241	$66,536,386	$(97,765,916)	$34,912,509	$(21,280,261)	$147,794,959		$2,905,493	$15,264,148

203

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2045 Fund
MassMutual Blue Chip Growth Fund, Class I	$6,631,222	$2,799,443	$(3,278,973)	$2,923,217	$(1,699,181)	$7,375,728	343,377	$34,055	$1,078,548
MassMutual Core Bond Fund, Class I	1,207,475	755,306	(303,492)	(7,629)	(36,087)	1,615,573	182,757	48,737	—
MassMutual Diversified Value Fund, Class I	2,667,336	795,603	(560,526)	(6,154)	73,775	2,970,034	269,269	58,017	275,735
MassMutual Equity Opportunities Fund, Class I	4,428,636	3,927,640	(3,379,499)	184,579	(263,583)	4,897,773	301,587	63,019	628,742
MassMutual Fundamental Value Fund, Class I	3,130,881	1,383,031	(1,062,572)	181,627	(139,842)	3,493,125	410,473	42,793	444,261
MassMutual Growth Opportunities Fund, Class I	2,217,950	553,151	(690,742)	1,033,716	(676,814)	2,437,261	470,514	14,702	254,604
MassMutual High Yield Fund, Class I	1,057,534	724,011	(200,670)	68,120	(35,855)	1,613,140	214,228	93,360	—
MassMutual International Equity Fund, Class I	5,723,596	1,645,072	(1,356,915)	912,830	(281,611)	6,642,972	836,646	73,322	272,247
MassMutual Mid Cap Growth Fund, Class I	1,975,366	840,075	(340,086)	78,077	(54,109)	2,499,323	133,511	—	275,046
MassMutual Mid Cap Value Fund, Class I	1,970,321	900,277	(372,573)	(50,796)	55,331	2,502,560	234,322	42,671	134,871
MassMutual Overseas Fund, Class I	9,106,041	4,632,821	(4,631,906)	2,509,561	(1,072,704)	10,543,813	1,313,053	205,256	692,512
MassMutual Small Cap Growth Equity Fund, Class I	1,428,886	536,329	(245,030)	242,520	(121,773)	1,840,932	141,068	492	—
MassMutual Small Cap Value Equity Fund, Class I	1,881,282	975,293	(470,094)	74,488	(22,715)	2,438,254	276,446	—	275,668
MassMutual Strategic Bond Fund, Class I	2,271,070	1,374,969	(604,155)	(3,376)	(54,332)	2,984,176	356,532	39,883	—
MassMutual Strategic Emerging Markets Fund, Class I	3,280,714	643,640	(1,455,756)	1,156,408	(647,742)	2,977,264	318,084	14,023	—
MassMutual Total Return Bond Fund, Class I	2,268,531	1,414,661	(604,858)	(10,692)	(58,795)	3,008,847	365,595	63,728	—
MM Equity Asset Fund, Class I	22,107,022	10,427,224	(9,561,434)	3,880,203	(2,159,387)	24,693,628	3,327,982	323,398	3,008,185
	$73,353,863	$34,328,546	$(29,119,281)	$13,166,699	$(7,195,424)	$84,534,403		$1,117,456	$7,340,419

204

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2050 Fund
MassMutual Blue Chip Growth Fund, Class I	$10,463,758	$4,961,656	$(8,047,412)	$5,296,372	$(3,122,152)	$9,552,222	444,703	$55,300	$1,751,418
MassMutual Core Bond Fund, Class I	1,518,434	653,305	(744,275)	52,696	(93,443)	1,386,717	156,868	63,078	—
MassMutual Diversified Value Fund, Class I	4,198,553	1,555,931	(2,058,702)	247,581	(109,720)	3,833,643	347,565	94,207	447,734
MassMutual Equity Opportunities Fund, Class I	6,971,114	7,526,385	(8,096,404)	630,819	(696,500)	6,335,414	390,112	102,076	1,018,418
MassMutual Fundamental Value Fund, Class I	4,940,290	2,358,833	(2,868,887)	469,013	(368,505)	4,530,744	532,402	69,585	722,400
MassMutual Growth Opportunities Fund, Class I	3,491,057	1,174,312	(2,180,393)	2,131,142	(1,464,526)	3,151,592	608,416	23,841	412,880
MassMutual High Yield Fund, Class I	1,341,512	411,680	(567,591)	167,963	(115,523)	1,238,041	164,415	98,101	—
MassMutual International Equity Fund, Class I	9,014,221	4,384,085	(5,907,918)	2,352,211	(1,253,930)	8,588,669	1,081,696	119,848	444,998
MassMutual Mid Cap Growth Fund, Class I	3,118,475	1,663,735	(1,637,649)	513,707	(417,126)	3,241,142	173,138	—	448,363
MassMutual Mid Cap Value Fund, Class I	3,110,575	1,782,857	(1,694,956)	33,270	13,962	3,245,708	303,905	69,643	220,118
MassMutual Overseas Fund, Class I	14,396,937	9,584,172	(12,881,369)	4,948,520	(2,375,556)	13,672,704	1,702,703	334,524	1,128,650
MassMutual Small Cap Growth Equity Fund, Class I	2,249,143	1,162,929	(1,258,891)	761,217	(525,535)	2,388,863	183,055	801	—
MassMutual Small Cap Value Equity Fund, Class I	2,961,344	1,872,005	(1,817,923)	521,164	(365,993)	3,170,597	359,478	—	448,638
MassMutual Strategic Bond Fund, Class I	2,857,625	1,174,658	(1,442,712)	109,576	(136,274)	2,562,873	306,198	51,631	—
MassMutual Strategic Emerging Markets Fund, Class I	5,191,926	1,776,347	(3,988,680)	2,354,957	(1,440,344)	3,894,206	416,048	23,014	—
MassMutual Total Return Bond Fund, Class I	2,854,432	1,221,512	(1,439,516)	94,211	(147,619)	2,583,020	313,854	82,522	—
MM Equity Asset Fund, Class I	34,856,582	19,476,220	(25,512,753)	8,367,915	(5,186,116)	32,001,848	4,312,918	525,089	4,884,275
	$113,535,978	$62,740,622	$(82,146,031)	$29,052,334	$(17,804,900)	$105,378,003		$1,713,260	$11,927,892

205

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2055 Fund
MassMutual Blue Chip Growth Fund, Class I	$3,511,680	$1,728,434	$(1,675,183)	$1,564,498	$(908,722)	$4,220,707	196,495	$18,703	$592,359
MassMutual Core Bond Fund, Class I	509,578	228,933	(109,481)	(3,491)	(13,506)	612,033	69,235	21,307	—
MassMutual Diversified Value Fund, Class I	1,408,068	551,550	(294,989)	31,219	(5,922)	1,689,926	153,212	31,647	150,407
MassMutual Equity Opportunities Fund, Class I	2,337,900	2,494,738	(1,974,894)	150,729	(210,836)	2,797,637	172,268	34,303	342,239
MassMutual Fundamental Value Fund, Class I	1,657,994	846,853	(516,061)	95,351	(83,500)	2,000,637	235,093	23,539	244,375
MassMutual Growth Opportunities Fund, Class I	1,170,851	394,598	(365,921)	545,396	(356,265)	1,388,659	268,081	8,025	138,966
MassMutual High Yield Fund, Class I	450,188	155,196	(74,599)	31,375	(15,611)	546,549	72,583	33,768	—
MassMutual International Equity Fund, Class I	3,021,617	1,257,087	(803,364)	520,904	(202,569)	3,793,675	477,793	40,460	150,233
MassMutual Mid Cap Growth Fund, Class I	1,045,907	572,940	(191,525)	34,222	(29,910)	1,431,634	76,476	—	151,164
MassMutual Mid Cap Value Fund, Class I	1,043,240	604,464	(209,466)	(23,944)	16,624	1,430,918	133,981	23,483	74,222
MassMutual Overseas Fund, Class I	4,829,382	2,792,498	(2,320,595)	1,361,104	(625,326)	6,037,063	751,814	113,027	381,338
MassMutual Small Cap Growth Equity Fund, Class I	754,402	387,353	(144,731)	141,891	(81,660)	1,057,255	81,016	270	—
MassMutual Small Cap Value Equity Fund, Class I	993,233	645,193	(259,187)	67,179	(49,692)	1,396,726	158,359	—	151,286
MassMutual Strategic Bond Fund, Class I	959,010	402,353	(209,808)	(723)	(19,532)	1,131,300	135,161	17,428	—
MassMutual Strategic Emerging Markets Fund, Class I	1,742,565	510,248	(788,354)	678,836	(415,907)	1,727,388	184,550	7,810	—
MassMutual Total Return Bond Fund, Class I	957,939	423,764	(215,230)	(4,757)	(21,587)	1,140,129	138,533	27,855	—
MM Equity Asset Fund, Class I	11,697,963	6,710,362	(5,148,787)	2,291,008	(1,414,909)	14,135,637	1,905,072	177,612	1,652,119
	$38,091,517	$20,706,564	$(15,302,175)	$7,480,797	$(4,438,830)	$46,537,873		$579,237	$4,028,708

206

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2060 Fund
MassMutual Blue Chip Growth Fund, Class I	$1,155,979	$713,536	$(577,171)	$549,122	$(337,617)	$1,503,849	70,012	$6,301	$199,530
MassMutual Core Bond Fund, Class I	167,798	93,960	(37,720)	(1,340)	(4,722)	217,976	24,658	7,164	—
MassMutual Diversified Value Fund, Class I	463,844	245,912	(114,217)	28,269	(22,015)	601,793	54,560	10,692	50,814
MassMutual Equity Opportunities Fund, Class I	770,138	932,936	(683,101)	77,006	(102,338)	994,641	61,246	11,591	115,646
MassMutual Fundamental Value Fund, Class I	545,772	341,373	(175,849)	39,879	(38,310)	712,865	83,768	7,935	82,379
MassMutual High Yield Fund, Class I	148,240	68,986	(28,173)	11,187	(6,101)	194,139	25,782	11,379	—
MassMutual Mid Cap Growth Fund , Class I	344,527	241,751	(76,558)	36,127	(36,866)	508,981	27,189	—	50,904
MassMutual Overseas Fund, Class I	1,589,770	1,085,902	(739,597)	444,735	(221,809)	2,159,001	268,867	38,335	129,339
MassMutual Small Cap Growth Equity Fund, Class I	248,512	166,285	(57,954)	57,666	(38,803)	375,706	28,790	91	—
MassMutual Small Cap Value Equity Fund, Class I	327,174	265,838	(100,195)	52,215	(48,438)	496,594	56,303	—	50,968
MassMutual Strategic Bond Fund, Class I	315,792	168,000	(72,990)	(1,038)	(6,811)	402,953	48,142	5,865	—
MassMutual Strategic Emerging Markets Fund, Class I	572,787	244,560	(281,815)	225,546	(143,016)	618,062	66,032	2,626	—
MassMutual Growth Opportunities Fund, Class I	385,683	191,465	(142,704)	180,164	(119,656)	494,952	95,551	2,703	46,816
MassMutual International Equity Fund, Class I	995,368	553,237	(290,687)	180,361	(82,940)	1,355,339	170,698	13,661	50,725
MassMutual Mid Cap Value Fund, Class I	343,647	250,467	(80,188)	(140)	(4,144)	509,642	47,719	7,886	24,928
MassMutual Total Return Bond Fund, Class I	315,439	174,332	(73,947)	(2,260)	(7,488)	406,076	49,341	9,376	—
MM Equity Asset Fund, Class I	3,850,731	2,700,317	(1,787,677)	897,794	(624,466)	5,036,699	678,800	59,844	556,657
	$12,541,201	$8,438,857	$(5,320,543)	$2,775,293	$(1,845,540)	$16,589,268		$195,449	$1,358,706

207

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM RetireSMART by JPMorgan 2065 Fund
MassMutual Blue Chip Growth Fund, Class I	$—	$80,976	$(22,095)	$9,043	$1,821	$69,745	3,247	$—	$—
MassMutual Core Bond Fund, Class I	—	11,329	(725)	(475)	(17)	10,112	1,144	—	—
MassMutual Diversified Value Fund, Class I	—	34,191	(4,553)	(1,271)	(51)	28,316	2,567	—	—
MassMutual Equity Opportunities Fund, Class I	—	118,279	(70,317)	(754)	(412)	46,796	2,882	—	—
MassMutual Fundamental Value Fund, Class I	—	39,585	(5,962)	(508)	(51)	33,064	3,885	—	—
MassMutual Growth Opportunities Fund, Class I	—	27,156	(5,812)	1,551	332	23,227	4,484	—	—
MassMutual High Yield Fund, Class I	—	10,076	(715)	(209)	(9)	9,143	1,214	382	—
MassMutual International Equity Fund, Class I	—	83,954	(17,687)	(2,641)	(125)	63,501	7,998	—	—
MassMutual Mid Cap Growth Fund, Class I	—	25,875	(1,331)	(648)	5	23,901	1,277	—	—
MassMutual Mid Cap Value Fund, Class I	—	27,027	(1,185)	(1,848)	(62)	23,932	2,241	—	—
MassMutual Overseas Fund, Class I	—	133,645	(29,801)	(4,422)	(147)	99,275	12,363	—	—
MassMutual Small Cap Growth Equity Fund, Class I	—	19,398	(907)	(855)	(15)	17,621	1,350	—	—
MassMutual Small Cap Value Equity Fund, Class I	—	26,153	(1,512)	(1,226)	(53)	23,362	2,649	—	—
MassMutual Strategic Bond Fund, Class I	—	21,401	(1,417)	(1,267)	(29)	18,688	2,233	—	—
MassMutual Strategic Emerging Markets Fund, Class I	—	49,105	(17,948)	(2,263)	(403)	28,491	3,044	—	—
MassMutual Total Return Bond Fund, Class I	—	21,409	(1,470)	(1,074)	(29)	18,836	2,289	—	—
MM Equity Asset Fund, Class I	—	280,330	(61,451)	13,195	1,522	233,596	31,482	—	—
	$—	$1,009,889	$(244,888)	$4,328	$2,277	$771,606		$382	$—

208

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$33,880,728	$7,816,491	$(2,576,902)	$(1,004,289)	$(579,314)	$37,536,714	4,549,905	$2,108,112	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	6,308,894	1,223,359	(532,875)	635,839	(218,478)	7,416,739	1,020,184	415,575	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	16,815,662	2,768,068	(4,561,547)	3,066,729	206,833	18,295,745	1,829,575	547,832	5,578
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	24,353,536	6,599,766	(6,657,775)	3,128,033	(445,287)	26,978,273	2,205,909	208,890	2,529,515
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	32,495,550	7,869,993	(2,450,003)	(2,247,684)	(231,087)	35,436,769	3,898,434	3,074,603	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,714,833	1,756,386	(242,028)	24,028	11,499	4,264,718	398,945	87,439	146,125
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	8,515,421	1,811,293	(1,361,765)	458,545	20,343	9,443,837	814,826	74,439	610,056
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	4,811,303	2,320,663	(426,179)	(535,988)	(253,911)	5,915,888	1,229,914	127,365	—
MM S&P 500 Index Fund, Class I	6,527,362	2,343,097	(2,487,262)	297,185	(536,148)	6,144,234	418,260	104,633	1,493,959
	$136,423,289	$34,509,116	$(21,296,336)	$3,822,398	$(2,025,550)	$151,432,917		$6,748,888	$4,785,233
MM Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$5,201,816	$1,289,017	$(2,587,531)	$415,406	$(610,384)	$3,708,324	449,494	$322,895	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	946,977	211,665	(527,581)	212,126	(148,826)	694,361	95,510	61,963	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	2,783,353	507,450	(1,943,815)	455,223	85,120	1,887,331	188,733	90,842	925
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	4,080,715	1,151,130	(2,754,209)	1,415,002	(1,089,882)	2,802,756	229,171	34,448	417,137
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	4,233,959	1,202,551	(2,098,646)	(11,052)	(299,038)	3,027,774	333,088	397,612	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	457,498	243,476	(267,343)	11,477	1,158	446,266	41,746	14,827	24,779
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	1,452,168	316,656	(858,640)	111,470	(41,286)	980,368	84,587	12,263	100,500
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	772,825	350,397	(448,257)	91,910	(174,317)	592,558	123,193	20,405	—
MM S&P 500 Index Fund, Class I	1,087,971	486,924	(831,045)	274,657	(335,869)	682,638	46,470	17,172	245,175
	$21,017,282	$5,759,266	$(12,317,067)	$2,976,219	$(2,613,324)	$14,822,376		$972,427	$788,516

209

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$21,316,665	$3,421,754	$(4,283,915)	$63,997	$(967,615)	$19,550,886	2,369,804	$1,290,676	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	3,826,371	429,703	(860,827)	506,014	(248,993)	3,652,268	502,375	243,573	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	12,786,049	1,081,607	(5,020,447)	2,296,561	208,326	11,352,096	1,135,210	410,024	4,175
MassMutual Select T. Rowe Price Large Cap Blend Fund Class I	18,828,760	3,636,418	(7,506,742)	4,191,993	(2,277,651)	16,872,778	1,379,622	154,566	1,871,701
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	15,744,144	3,238,103	(3,198,749)	(818,863)	(333,179)	14,631,456	1,609,621	1,442,344	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,097,283	1,033,284	(500,975)	(49,780)	100,982	2,680,794	250,776	66,343	110,870
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	6,621,101	802,765	(1,891,296)	297,701	86,062	5,916,333	510,469	55,179	452,209
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	3,312,288	1,210,054	(778,820)	(81,822)	(374,474)	3,287,226	683,415	83,925	—
MM S&P 500 Index Fund, Class I	4,983,657	1,696,878	(2,615,790)	517,592	(694,214)	3,888,123	264,678	76,489	1,092,111
	$89,516,318	$16,550,566	$(26,657,561)	$6,923,393	$(4,500,756)	$81,831,960		$3,823,119	$3,531,066
MM Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$22,770,341	$3,916,152	$(4,992,829)	$222,964	$(1,205,734)	$20,710,894	2,510,411	$1,380,169	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	4,027,616	445,525	(990,564)	582,482	(320,354)	3,744,705	515,090	254,410	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	15,192,313	1,259,266	(6,221,482)	2,760,356	173,890	13,164,343	1,316,434	483,866	4,927
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	22,235,508	4,241,581	(8,959,944)	3,005,607	(845,252)	19,677,500	1,608,953	181,743	2,200,794
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	15,107,415	3,052,417	(3,312,816)	(765,787)	(335,545)	13,745,684	1,512,176	1,377,127	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	2,478,619	1,224,250	(632,006)	(65,673)	127,074	3,132,264	293,009	78,431	131,071
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	7,955,434	1,033,459	(2,553,387)	443,405	16,534	6,895,445	594,948	65,148	533,915
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	3,672,806	1,362,369	(915,379)	(58,239)	(442,096)	3,619,461	752,487	92,072	—
MM S&P 500 Index Fund, Class I	5,709,460	1,983,380	(3,156,350)	778,648	(993,932)	4,321,206	294,160	87,870	1,254,605
	$99,149,512	$18,518,399	$(31,734,757)	$6,903,763	$(3,825,415)	$89,011,502		$4,000,836	$4,125,312

210

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$99,661,860	$14,692,247	$(17,185,798)	$(412,676)	$(3,879,629)	$92,876,004	11,257,697	$6,080,570	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	17,053,450	1,589,196	(3,352,883)	2,177,450	(1,040,380)	16,426,833	2,259,537	1,099,115	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	74,325,793	4,780,497	(27,573,403)	12,908,146	1,637,519	66,078,552	6,607,855	2,382,276	24,256
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	106,019,636	18,193,261	(36,579,601)	11,628,187	(913,347)	98,348,136	8,041,548	893,057	10,814,354
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	57,329,199	11,145,203	(10,096,721)	(2,920,697)	(1,329,726)	54,127,258	5,954,594	5,318,290	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	12,013,357	5,756,603	(2,459,823)	93,989	175,316	15,579,442	1,457,385	375,531	627,581
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	38,231,353	4,196,572	(10,053,128)	2,041,720	220,606	34,637,123	2,988,535	322,354	2,641,796
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	16,548,103	5,617,035	(3,321,750)	(616,760)	(1,687,633)	16,538,995	3,438,461	419,612	—
MM S&P 500 Index Fund, Class I	28,069,532	11,387,582	(18,306,213)	5,335,005	(6,219,550)	20,266,356	1,379,602	429,074	6,126,298
	$449,252,283	$77,358,196	$(128,929,320)	$30,234,364	$(13,036,824)	$414,878,699		$17,319,879	$20,234,285
MM Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$91,350,803	$18,977,960	$(16,110,136)	$(414,174)	$(3,665,325)	$90,139,128	10,925,955	$5,585,225	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	14,352,134	1,620,209	(2,902,049)	1,862,433	(910,304)	14,022,423	1,928,806	927,012	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	86,069,408	7,401,054	(31,343,350)	15,094,125	1,898,326	79,119,563	7,911,956	2,785,775	28,364
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	125,951,849	23,487,740	(43,854,929)	9,862,923	2,917,713	118,365,296	9,678,274	1,064,938	12,895,727
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	38,618,648	12,954,324	(7,279,929)	(1,824,201)	(1,064,297)	41,404,545	4,554,955	3,632,760	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	14,246,400	6,885,403	(2,907,152)	127,845	211,326	18,563,822	1,736,560	449,679	751,497
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	45,468,612	5,989,007	(13,234,100)	2,624,972	163,955	41,012,446	3,538,606	381,240	3,124,386
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	18,075,564	5,949,144	(3,573,536)	(649,106)	(1,877,205)	17,924,861	3,726,582	455,964	—
MM S&P 500 Index Fund, Class I	33,239,405	13,709,973	(20,641,144)	5,404,747	(6,512,150)	25,200,831	1,715,509	500,871	7,151,414
	$467,372,823	$96,974,814	$(141,846,325)	$32,089,564	$(8,837,961)	$445,752,915		$15,783,464	$23,951,388

211

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$166,937,807	$38,930,881	$(14,918,841)	$(5,302,450)	$(2,442,043)	$183,205,354	22,206,710	$10,358,837	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	21,239,488	2,529,517	(2,262,003)	2,103,721	(679,176)	22,931,547	3,154,271	1,394,373	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	228,925,991	19,114,590	(53,549,902)	40,804,246	3,861,822	239,156,747	23,915,675	7,529,049	76,658
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	336,034,396	63,463,657	(73,707,603)	24,150,952	10,504,430	360,445,832	29,472,268	2,875,140	34,816,114
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	24,665,077	19,682,278	(2,926,194)	(1,381,989)	(462,978)	39,576,194	4,353,817	2,394,420	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	38,091,163	19,630,315	(3,965,387)	451,023	208,890	54,416,004	5,090,365	1,212,283	2,025,947
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	119,146,811	16,913,009	(18,991,691)	4,728,186	2,073,717	123,870,032	10,687,665	1,039,385	8,518,101
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	41,394,630	13,891,658	(4,169,580)	(1,320,472)	(4,860,886)	44,935,350	9,342,069	1,044,556	—
MM S&P 500 Index Fund, Class I	87,996,174	33,952,717	(40,319,828)	4,119,314	(6,898,570)	78,849,807	5,367,584	1,334,842	19,058,854
	$1,064,431,537	$228,108,622	$(214,811,029)	$68,352,531	$1,305,206	$1,147,386,867		$29,182,885	$64,495,674
MM Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$56,717,237	$21,901,291	$(5,672,089)	$(1,894,870)	$(944,229)	$70,107,340	8,497,859	$3,558,838	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	5,795,993	1,053,192	(694,470)	591,461	(207,043)	6,539,133	899,468	385,118	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	141,006,016	18,976,952	(29,787,460)	24,878,686	2,403,775	157,477,969	15,747,797	4,668,485	47,533
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	204,201,090	50,272,068	(37,737,746)	15,954,339	5,554,083	238,243,834	19,480,281	1,763,207	21,351,314
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I	326,326	5,055	(275,000)	8,139	(10,545)	53,975	5,938	5,055	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	23,111,135	14,390,442	(2,611,319)	87,278	227,837	35,205,373	3,293,300	743,465	1,242,467
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	72,626,897	13,241,836	(10,554,187)	2,610,388	1,491,558	79,416,492	6,852,156	635,713	5,209,884
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	16,651,820	9,445,560	(1,921,565)	(282,396)	(2,587,346)	21,306,073	4,429,537	436,181	—
MM S&P 500 Index Fund, Class I	50,912,772	27,289,464	(19,439,571)	1,805,704	(3,985,568)	56,582,801	3,851,790	856,652	12,231,258
	$571,349,286	$156,575,860	$(108,693,407)	$43,758,729	$1,942,522	$664,932,990		$13,052,714	$40,082,456

212

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$44,496,064	$18,402,806	$(3,056,785)	$(1,683,207)	$(558,271)	$57,600,607	6,981,892	$2,792,660	$—
MassMutual Select T. Rowe Price Emerging Markets Bond Fund, Class I	2,356,952	434,061	(272,220)	252,451	(93,625)	2,677,619	368,311	156,735	—
MassMutual Select T. Rowe Price International Equity Fund, Class I	260,966,760	30,065,914	(40,403,230)	50,410,575	224,841	301,264,860	30,126,486	8,759,039	89,182
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	381,959,678	81,832,621	(47,807,806)	34,550,299	5,207,250	455,742,042	37,264,272	3,296,138	39,914,137
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	535,724	22,659	(299,999)	(2,511)	(13,925)	241,948	26,617	22,660	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	43,255,420	26,798,501	(3,373,122)	368,806	187,947	67,237,552	6,289,762	1,392,727	2,327,503
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	136,305,591	20,364,896	(13,059,840)	6,794,276	551,192	150,956,115	13,024,686	1,194,213	9,786,973
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	15,397,932	8,664,017	(1,245,287)	(934,120)	(1,747,216)	20,135,326	4,186,138	407,776	—
MM S&P 500 Index Fund, Class I	96,157,761	40,019,984	(25,576,483)	748,539	(5,103,319)	106,246,482	7,232,572	1,641,412	23,436,038
	$981,431,882	$226,605,459	$(135,094,772)	$90,505,108	$(1,345,126)	$1,162,102,551		$19,663,360	$75,553,833
MM Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$8,041,326	$2,515,331	$(717,911)	$(226,394)	$(170,449)	$9,441,903	1,144,473	$512,003	$—
MassMutual Select T. Rowe Price International Equity Fund, Class I	127,230,715	23,403,539	(20,423,062)	23,676,307	970,022	154,857,521	15,485,752	4,352,254	44,313
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	184,511,397	55,370,339	(25,224,166)	16,205,808	3,607,585	234,470,963	19,171,788	1,624,076	19,666,526
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	240,606	6,359	(175,000)	4,771	(8,834)	67,902	7,470	6,359	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	21,052,785	15,823,263	(2,379,305)	(12,181)	192,299	34,676,861	3,243,860	688,397	1,150,439
MassMutual Select T. Rowe Price Small And Mid Cap Blend Fund, Class I	67,462,988	14,741,983	(8,784,034)	3,225,345	336,272	76,982,554	6,642,153	593,579	4,864,579
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	3,106,295	2,575,922	(379,422)	(180,406)	(430,776)	4,691,613	975,387	86,927	—
MM S&P 500 Index Fun, Class I	47,459,123	23,310,502	(12,793,800)	58,649	(2,608,148)	55,426,326	3,773,065	847,432	12,099,605
	$459,105,235	$137,747,238	$(70,876,700)	$42,751,899	$1,887,971	$570,615,643		$8,711,027	$37,825,462

213

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$5,157,848	$1,308,153	$(1,037,912)	$4,100	$(240,733)	$5,191,456	629,267	$327,733	$—
MassMutual Select T. Rowe Price International Equity Fund, Class I	191,194,494	29,206,843	(22,980,670)	36,618,196	378,868	234,417,731	23,441,773	6,524,122	66,427
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	276,260,366	76,588,341	(27,295,697)	26,844,302	2,720,600	355,117,912	29,036,624	2,438,078	29,523,573
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	377,475	9,934	(275,000)	7,693	(14,030)	106,072	11,669	9,934	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	31,486,565	23,000,365	(2,349,770)	140,926	150,738	52,428,824	4,904,474	1,028,844	1,719,385
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	100,447,523	19,949,722	(9,308,486)	4,908,703	359,698	116,357,160	10,039,444	888,863	7,284,532
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	1,876,296	1,063,468	(151,268)	(264,441)	(80,148)	2,443,907	508,089	50,313	—
MM S&P 500 Index Fund, Class I	71,757,681	30,024,792	(14,524,535)	(306,509)	(3,336,850)	83,614,579	5,691,939	1,268,419	18,110,463
	$678,558,248	$181,151,618	$(77,923,338)	$67,952,970	$(61,857)	$849,677,641		$12,536,306	$56,704,380
MM Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$2,128,967	$481,926	$(341,120)	$(21,215)	$(77,017)	$2,171,541	263,217	$135,510	$—
MassMutual Select T. Rowe Price International Equity Fund, Class I	80,373,659	19,506,951	(10,286,251)	14,789,474	706,152	105,089,985	10,508,998	2,746,926	27,968
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	116,859,191	42,780,544	(13,754,404)	10,698,797	2,171,193	158,755,321	12,980,811	1,033,868	12,519,492
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	146,626	2,135	(125,000)	4,798	(5,761)	22,798	2,508	2,135	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	13,327,629	11,323,995	(1,216,135)	(30,779)	104,735	23,509,445	2,199,200	436,307	729,150
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	42,633,047	12,230,529	(4,488,802)	1,958,241	301,864	52,634,879	4,541,405	375,258	3,075,363
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	797,710	397,261	(73,306)	(99,760)	(38,718)	983,187	204,405	21,470	—
MM S&P 500 Index Fund, Class I	30,325,790	15,830,498	(7,007,737)	75,734	(1,750,986)	37,473,299	2,550,939	546,239	7,799,182
	$286,592,619	$102,553,839	$(37,292,755)	$27,375,290	$1,411,462	$380,640,455		$5,297,713	$24,151,155

214

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/22	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/23	Number of Shares Held as of 9/30/23	Dividend Income	Realized Gains Distributions
MM Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$917,837	$494,043	$(71,766)	$(34,817)	$(16,311)	$1,288,986	156,241	$61,759	$—
MassMutual Select T. Rowe Price International Equity Fund, Class I	35,431,987	22,112,417	(5,104,419)	6,626,078	175,939	59,242,002	5,924,200	1,292,933	13,164
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	51,832,191	38,395,444	(6,959,453)	5,836,396	477,860	89,582,438	7,324,811	485,863	5,883,490
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, Class I	60,468	1,027	(50,000)	1,674	(2,199)	10,970	1,207	1,028	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	5,907,018	8,068,693	(618,306)	(188,499)	96,830	13,265,736	1,240,948	205,942	344,168
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	18,827,080	12,109,876	(2,142,383)	919,164	(38,675)	29,675,062	2,560,402	176,539	1,446,798
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	357,552	305,744	(37,031)	(61,865)	(12,426)	551,974	114,756	10,015	—
MM S&P 500 Index Fund, Class I	13,419,519	11,873,825	(3,396,128)	396,613	(1,166,063)	21,127,766	1,438,241	255,868	3,653,271
	$126,753,652	$93,361,069	$(18,379,486)	$13,494,744	$(485,045)	$214,744,934		$2,489,947	$11,340,891
MM Select T. Rowe Price Retirement 2065 Fund
MassMutual Select T. Rowe Price Bond Asset Fund, Class I	$—	$7,216	$(152)	$(198)	$(1)	$6,865	832	$—	$—
MassMutual Select T. Rowe Price International Equity Fund, Class I	—	348,076	(9,193)	(11,926)	(36)	326,921	32,692	—	—
MassMutual Select T. Rowe Price Large Cap Blend Fund, Class I	—	493,185	(26,952)	25,477	1,339	493,049	40,315	—	—
MassMutual Select T. Rowe Price Real Assets Fund, Class I	—	80,729	(1,373)	(6,114)	(97)	73,145	6,842	—	—
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, Class I	—	174,302	(3,608)	(8,108)	(98)	162,488	14,020	—	—
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, Class I	—	3,701	(80)	(513)	(5)	3,103	645	—	—
MM S&P 500 Index Fund, Class I	—	125,952	(14,600)	3,808	1,028	116,188	7,909	—	—
	$—	$1,233,161	$(55,958)	$2,426	$2,130	$1,181,759		$—	$—

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

215

Notes to Financial Statements (Continued)

9.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and may continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Underlying Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of an Underlying Fund’s investments, even beyond any direct exposure the Underlying Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair an Underlying Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

216

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual RetireSMARTSM by JPMorgan 2065 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, and MassMutual Select T. Rowe Price Retirement 2065 Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights each of the five years in the period then ended (except for the MassMutual RetireSMARTSM by JPMorgan 2065 Fund and the MassMutual Select T. Rowe Price Retirement 2065 Fund which statements of operations, changes in net assets and financial highlights are for the period February 1, 2023 (commencement of operations) to September 30, 2023), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (except for the MassMutual RetireSMARTSM by JPMorgan 2065 Fund and the MassMutual Select T. Rowe Price Retirement 2065 Fund which statements of operations, changes in net assets and financial highlights are for the period February 1, 2023 (commencement of operations) to September 30, 2023), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

217

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

218

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing the MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	110

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	110

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

219

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open- end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

220

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021- 2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	110

Director (since 2023), President (2021-2023), MML Advisers; Trustee (since 2023), President (2021-2023), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

221

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	President Vice President	Since 2023 2021- 2023

President (since 2023), Vice President (2021-2023), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; President (since 2023), Vice President (2021-2023), MassMutual Premier Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MassMutual Advantage Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund II (open-end investment company).

110
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

110
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

110

222

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

223

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
20/80 Allocation Fund	7.16%
40/60 Allocation Fund	40.75%
60/40 Allocation Fund	17.57%
80/20 Allocation Fund	30.84%
MM RetireSMART by JPMorgan In Retirement Fund	7.44%
MM RetireSMART by JPMorgan 2020 Fund	8.59%
MM RetireSMART by JPMorgan 2025 Fund	12.18%
MM RetireSMART by JPMorgan 2030 Fund	17.32%
MM RetireSMART by JPMorgan 2035 Fund	20.56%
MM RetireSMART by JPMorgan 2040 Fund	26.39%
MM RetireSMART by JPMorgan 2045 Fund	25.02%
MM RetireSMART by JPMorgan 2050 Fund	24.90%
MM RetireSMART by JPMorgan 2055 Fund	25.83%
MM RetireSMART by JPMorgan 2060 Fund	27.33%
MM Select T. Rowe Price Retirement Balanced Fund	4.58%
MM Select T. Rowe Price Retirement 2005 Fund	5.23%
MM Select T. Rowe Price Retirement 2010 Fund	5.87%
MM Select T. Rowe Price Retirement 2015 Fund	6.52%
MM Select T. Rowe Price Retirement 2020 Fund	7.34%
MM Select T. Rowe Price Retirement 2025 Fund	9.63%
MM Select T. Rowe Price Retirement 2030 Fund	16.07%
MM Select T. Rowe Price Retirement 2035 Fund	24.28%
MM Select T. Rowe Price Retirement 2040 Fund	36.46%
MM Select T. Rowe Price Retirement 2045 Fund	43.23%
MM Select T. Rowe Price Retirement 2050 Fund	48.25%
MM Select T. Rowe Price Retirement 2055 Fund	34.41%
MM Select T. Rowe Price Retirement 2060 Fund	44.77%

For the year ended September 30, 2023, the following Fund(s) earned the following foreign sources of income:

Amount
20/80 Allocation Fund	$114,563
40/60 Allocation Fund	267,698
60/40 Allocation Fund	198,024
80/20 Allocation Fund	210,511
MM RetireSMART by JPMorgan In Retirement Fund	144,003
MM RetireSMART by JPMorgan 2020 Fund	286,709
MM RetireSMART by JPMorgan 2025 Fund	347,782
MM RetireSMART by JPMorgan 2030 Fund	986,940
MM RetireSMART by JPMorgan 2035 Fund	597,256
MM RetireSMART by JPMorgan 2040 Fund	1,124,628
MM RetireSMART by JPMorgan 2045 Fund	542,681
MM RetireSMART by JPMorgan 2050 Fund	914,010
MM RetireSMART by JPMorgan 2055 Fund	295,825
MM RetireSMART by JPMorgan 2060 Fund	108,188

224

Federal Tax Information (Unaudited) (Continued)

Amount
MM Select T. Rowe Price Retirement Balanced Fund	$548,615
MM Select T. Rowe Price Retirement 2005 Fund	92,233
MM Select T. Rowe Price Retirement 2010 Fund	411,578
MM Select T. Rowe Price Retirement 2015 Fund	485,599
MM Select T. Rowe Price Retirement 2020 Fund	4,675,908
MM Select T. Rowe Price Retirement 2025 Fund	2,698,490
MM Select T. Rowe Price Retirement 2030 Fund	6,867,785
MM Select T. Rowe Price Retirement 2035 Fund	4,064,284
MM Select T. Rowe Price Retirement 2040 Fund	6,991,596
MM Select T. Rowe Price Retirement 2045 Fund	3,358,250
MM Select T. Rowe Price Retirement 2050 Fund	4,767,024
MM Select T. Rowe Price Retirement 2055 Fund	2,032,548
MM Select T. Rowe Price Retirement 2060 Fund	896,349

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2023.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

225

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is, or will be, available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2023, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, J.P. Morgan, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the 20/80 Allocation Fund, 40/60 Allocation Fund, 60/40 Allocation Fund, 80/20 Allocation Fund, MM RetireSMART by JPMorgan In Retirement Fund, MM RetireSMART by JPMorgan 2020 Fund, MM RetireSMART by JPMorgan 2025 Fund, MM RetireSMART by JPMorgan 2030 Fund, MM RetireSMART by JPMorgan 2035 Fund, MM RetireSMART by JPMorgan 2040 Fund, MM RetireSMART by JPMorgan 2045 Fund, MM RetireSMART by JPMorgan 2050 Fund, MM RetireSMART by JPMorgan 2055 Fund, MM RetireSMART by JPMorgan 2060 Fund, MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund, as applicable. In preparation for the meetings, the Trustees requested, and MML Advisers, J.P. Morgan, and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers, J.P. Morgan, and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each of J.P. Morgan and T. Rowe Price and its personnel with responsibility for providing services to the Funds, as applicable, and

226

Other Information (Unaudited) (Continued)

the fees payable to J.P. Morgan and T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any performance periods are to periods ended December 31, 2022, except as otherwise noted. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all but one of the Funds were at or within the top fifty percent of their peer groups, and in more than half of those cases in the top forty percent. All of the Funds with total net expense ratios at or below the 60th comparative percentile of their peer groups had net advisory fees at or below the medians of their peer groups, or at or within the top three comparative quintiles of their peer groups, except the MM Select T. Rowe Price Retirement 2015, 2035, 2040, 2045, 2050, 2055, and 2060 Funds. As to the MM Select T. Rowe Price Retirement Funds specifically, the Committee considered MML Advisers’ statement that the fees of those Funds, which are funds of funds, are structured, so that only those Funds, and not any of the MassMutual Select T. Rowe Price underlying funds in which they invest, pay advisory fees, resulting in relatively high net advisory fees at the fund of funds level, and that each of those Funds had a total net expense ratio in the 1st comparative percentile.

As to the MM RetireSMART by JPMorgan 2020 Fund, the Committee considered MML Advisers’ statements that, although the Fund’s total net expense ratio is at the 67th comparative percentile of its peer group, the Fund’s net advisory fee is at the 1st comparative percentile of its peer group.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, in light of the total net expenses of the Funds generally, were consistent with the continuation of the Contracts.

The Committee considered that the majority of Funds achieved three-year investment performance at or above the medians of their performance categories, or within the top sixty percent of their performance categories, except those Funds referred to below.

As to the MM RetireSMART by JPMorgan 2020, 2030, 2035, 2040, 2050, 2055, and 2060 Funds, the Committee considered that, although each of the Funds had experienced three-year performance less favorable than the top sixty percent of its performance category, each Fund’s relative performance had improved for the one-year period so as to be within the top sixty percent. In this regard, the Committee considered, among other things, MML Advisers’ statements that it considers the Funds’ subadviser, J.P. Morgan, to be a premier provider of asset allocation services, and that recent periods of underperformance had resulted from certain asset allocation decisions by J.P. Morgan.

The Committee determined on the basis of these factors and on other factors and information considered by the Committee that the Funds’ performance, for the various periods presented, were generally consistent with the continuation of the Contracts.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible

227

Other Information (Unaudited) (Continued)

benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of J.P. Morgan and T. Rowe Price generally appear well suited to the Funds, as applicable, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

228

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2023

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2023:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2023.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
20/80 Allocation Fund
Class I	$1,000	0.04%	$973.20	$0.20	$1,024.90	$0.20
Class R5	1,000	0.14%	973.10	0.69	1,024.40	0.71
Service Class	1,000	0.24%	972.00	1.19	1,023.90	1.22
Administrative Class	1,000	0.34%	972.10	1.68	1,023.40	1.72
Class R4	1,000	0.49%	971.40	2.42	1,022.60	2.48
Class A	1,000	0.59%	969.90	2.91	1,022.10	2.99
Class R3	1,000	0.74%	969.30	3.65	1,021.40	3.75
Class Y	1,000	0.14%	972.00	0.69	1,024.40	0.71

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
40/60 Allocation Fund
Class I	$1,000	0.06%	$984.40	$0.30	$1,024.80	$0.30
Class R5	1,000	0.16%	984.40	0.80	1,024.30	0.81
Service Class	1,000	0.26%	983.30	1.29	1,023.80	1.32
Administrative Class	1,000	0.36%	983.30	1.79	1,023.30	1.83
Class R4	1,000	0.51%	981.90	2.53	1,022.50	2.59
Class A	1,000	0.61%	982.20	3.03	1,022.00	3.09
Class R3	1,000	0.76%	981.80	3.78	1,021.30	3.85
Class Y	1,000	0.16%	983.20	0.80	1,024.30	0.81
60/40 Allocation Fund
Class I	1,000	0.06%	997.50	0.30	1,024.80	0.30
Class R5	1,000	0.16%	996.30	0.80	1,024.30	0.81
Service Class	1,000	0.26%	995.10	1.30	1,023.80	1.32
Administrative Class	1,000	0.36%	995.10	1.80	1,023.30	1.83
Class R4	1,000	0.51%	993.80	2.55	1,022.50	2.59
Class A	1,000	0.61%	993.90	3.05	1,022.00	3.09
Class R3	1,000	0.76%	993.70	3.80	1,021.30	3.85
Class Y	1,000	0.16%	996.30	0.80	1,024.30	0.81
80/20 Allocation Fund
Class I	1,000	0.09%	1,007.90	0.45	1,024.60	0.46
Class R5	1,000	0.19%	1,007.90	0.96	1,024.10	0.96
Service Class	1,000	0.29%	1,007.90	1.46	1,023.60	1.47
Administrative Class	1,000	0.39%	1,006.70	1.96	1,023.10	1.98
Class R4	1,000	0.54%	1,005.70	2.72	1,022.40	2.74
Class A	1,000	0.64%	1,005.60	3.22	1,021.90	3.24
Class R3	1,000	0.79%	1,004.60	3.97	1,021.10	4.00
Class Y	1,000	0.19%	1,007.90	0.96	1,024.10	0.96
MM RetireSMART by JPMorgan In Retirement Fund
Class I	1,000	0.06%	989.50	0.30	1,024.80	0.30
Class R5	1,000	0.16%	988.50	0.80	1,024.30	0.81
Service Class	1,000	0.26%	987.50	1.30	1,023.80	1.32
Administrative Class	1,000	0.36%	987.50	1.79	1,023.30	1.83
Class R4	1,000	0.51%	986.20	2.54	1,022.50	2.59
Class A	1,000	0.61%	986.40	3.04	1,022.00	3.09
Class R3	1,000	0.76%	985.00	3.78	1,021.30	3.85
MM RetireSMART by JPMorgan 2020 Fund
Class I	1,000	0.04%	988.40	0.20	1,024.90	0.20
Class R5	1,000	0.14%	988.40	0.70	1,024.40	0.71
Service Class	1,000	0.24%	987.50	1.20	1,023.90	1.22
Administrative Class	1,000	0.34%	986.50	1.69	1,023.40	1.72
Class R4	1,000	0.49%	986.10	2.44	1,022.60	2.48
Class A	1,000	0.59%	986.40	2.94	1,022.10	2.99
Class R3	1,000	0.74%	985.80	3.68	1,021.40	3.75
MM RetireSMART by JPMorgan 2025 Fund
Class I	1,000	0.01%	991.00	0.05	1,025.00	0.05
Class R5	1,000	0.11%	991.10	0.55	1,024.50	0.56
Service Class	1,000	0.21%	990.00	1.05	1,024.00	1.07
Administrative Class	1,000	0.31%	989.90	1.55	1,023.50	1.57
Class R4	1,000	0.46%	988.70	2.29	1,022.80	2.33
Class A	1,000	0.56%	988.00	2.79	1,022.30	2.84
Class R3	1,000	0.71%	986.70	3.54	1,021.50	3.60

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2030 Fund
Class I	$1,000	0.04%	$994.10	$0.20	$1,024.90	$0.20
Class R5	1,000	0.14%	993.10	0.70	1,024.40	0.71
Service Class	1,000	0.24%	993.20	1.20	1,023.90	1.22
Administrative Class	1,000	0.34%	992.20	1.70	1,023.40	1.72
Class R4	1,000	0.49%	992.00	2.45	1,022.60	2.48
Class A	1,000	0.59%	991.10	2.94	1,022.10	2.99
Class R3	1,000	0.74%	990.80	3.69	1,021.40	3.75
MM RetireSMART by JPMorgan 2035 Fund
Class I	1,000	0.05%	999.00	0.25	1,024.80	0.25
Class R5	1,000	0.15%	999.00	0.75	1,024.30	0.76
Service Class	1,000	0.25%	999.00	1.25	1,023.80	1.27
Administrative Class	1,000	0.35%	998.10	1.75	1,023.30	1.78
Class R4	1,000	0.50%	997.00	2.50	1,022.60	2.54
Class A	1,000	0.60%	997.10	3.00	1,022.10	3.04
Class R3	1,000	0.75%	996.00	3.75	1,021.30	3.80
MM RetireSMART by JPMorgan 2040 Fund
Class I	1,000	0.04%	1,004.90	0.20	1,024.90	0.20
Class R5	1,000	0.14%	1,004.90	0.70	1,024.40	0.71
Service Class	1,000	0.24%	1,003.90	1.21	1,023.90	1.22
Administrative Class	1,000	0.34%	1,003.90	1.71	1,023.40	1.72
Class R4	1,000	0.49%	1,003.00	2.46	1,022.60	2.48
Class A	1,000	0.59%	1,002.00	2.96	1,022.10	2.99
Class R3	1,000	0.74%	1,001.00	3.71	1,021.40	3.75
MM RetireSMART by JPMorgan 2045 Fund
Class I	1,000	0.02%	1,008.90	0.10	1,025.00	0.10
Class R5	1,000	0.12%	1,008.90	0.60	1,024.50	0.61
Service Class	1,000	0.22%	1,007.90	1.11	1,024.00	1.12
Administrative Class	1,000	0.32%	1,008.00	1.61	1,023.50	1.62
Class R4	1,000	0.47%	1,007.20	2.36	1,022.70	2.38
Class A	1,000	0.57%	1,006.00	2.87	1,022.20	2.89
Class R3	1,000	0.72%	1,006.20	3.62	1,021.50	3.65
MM RetireSMART by JPMorgan 2050 Fund
Class I	1,000	0.02%	1,010.70	0.10	1,025.00	0.10
Class R5	1,000	0.12%	1,009.30	0.60	1,024.50	0.61
Service Class	1,000	0.22%	1,009.20	1.11	1,024.00	1.12
Administrative Class	1,000	0.32%	1,008.00	1.61	1,023.50	1.62
Class R4	1,000	0.47%	1,008.10	2.37	1,022.70	2.38
Class A	1,000	0.57%	1,008.00	2.87	1,022.20	2.89
Class R3	1,000	0.72%	1,006.80	3.62	1,021.50	3.65
MM RetireSMART by JPMorgan 2055 Fund
Class I	1,000	0.00%	1,010.30	0.00	1,025.10
Class R5	1,000	0.10%	1,010.30	0.50	1,024.60	0.51
Service Class	1,000	0.20%	1,010.20	1.01	1,024.10	1.01
Administrative Class	1,000	0.30%	1,009.20	1.51	1,023.60	1.52
Class R4	1,000	0.45%	1,008.10	2.27	1,022.80	2.28
Class A	1,000	0.55%	1,006.70	2.77	1,022.30	2.79
Class R3	1,000	0.70%	1,007.00	3.52	1,021.60	3.55

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART by JPMorgan 2060 Fund
Class I	$1,000	0.00%	$1,009.20	$0.00	$1,025.10	$0.00
Class R5	1,000	0.10%	1,010.40	0.50	1,024.60	0.51
Service Class	1,000	0.20%	1,009.30	1.01	1,024.10	1.01
Administrative Class	1,000	0.30%	1,009.30	1.51	1,023.60	1.52
Class R4	1,000	0.45%	1,008.10	2.27	1,022.80	2.28
Class A	1,000	0.55%	1,006.90	2.77	1,022.30	2.79
Class R3	1,000	0.70%	1,007.00	3.52	1,021.60	3.55
MM RetireSMART by JPMorgan 2065 Fund
Class I	1,000	0.00%	1,009.10	0.00	1,025.10	0.00
Class R5	1,000	0.10%	1,009.10	0.50	1,024.60	0.51
Service Class	1,000	0.20%	1,008.10	1.01	1,024.10	1.01
Administrative Class	1,000	0.30%	1,008.10	1.51	1,023.60	1.52
Class R4	1,000	0.45%	1,007.10	2.26	1,022.80	2.28
Class A	1,000	0.55%	1,006.10	2.77	1,022.30	2.79
Class R3	1,000	0.70%	1,006.10	3.52	1,021.60	3.55
MM Select T. Rowe Price Retirement Balanced Fund
Class I	1,000	0.28%	999.30	1.40	1,023.70	1.42
Class M5	1,000	0.43%	998.50	2.15	1,022.90	2.18
Class M4	1,000	0.68%	997.00	3.40	1,021.70	3.45
Class M3	1,000	0.93%	995.50	4.65	1,020.40	4.71
MM Select T. Rowe Price Retirement 2005 Fund
Class I	1,000	0.28%	1,000.00	1.40	1,023.70	1.42
Class M5	1,000	0.43%	999.20	2.16	1,022.90	2.18
Class M4	1,000	0.69%	997.60	3.46	1,021.60	3.50
Class M3	1,000	0.93%	996.80	4.66	1,020.40	4.71
MM Select T. Rowe Price Retirement 2010 Fund
Class I	1,000	0.29%	1,001.60	1.46	1,023.60	1.47
Class M5	1,000	0.44%	1,000.80	2.21	1,022.90	2.23
Class M4	1,000	0.69%	1,000.00	3.46	1,021.60	3.50
Class M3	1,000	0.94%	998.40	4.71	1,020.40	4.76
MM Select T. Rowe Price Retirement 2015 Fund
Class I	1,000	0.31%	1,003.00	1.56	1,023.50	1.57
Class M5	1,000	0.46%	1,001.50	2.31	1,022.80	2.33
Class M4	1,000	0.71%	1,000.80	3.56	1,021.50	3.60
Class M3	1,000	0.96%	999.30	4.81	1,020.30	4.86
MM Select T. Rowe Price Retirement 2020 Fund
Class I	1,000	0.32%	1,004.60	1.61	1,023.50	1.62
Class M5	1,000	0.48%	1,003.90	2.41	1,022.70	2.43
Class M4	1,000	0.73%	1,001.50	3.66	1,021.40	3.70
Class M3	1,000	0.98%	1,000.80	4.92	1,020.20	4.96
MM Select T. Rowe Price Retirement 2025 Fund
Class I	1,000	0.34%	1,007.40	1.71	1,023.40	1.72
Class M5	1,000	0.50%	1,006.60	2.52	1,022.60	2.54
Class M4	1,000	0.75%	1,005.20	3.77	1,021.30	3.80
Class M3	1,000	1.00%	1,003.70	5.02	1,020.10	5.06

232

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Retirement 2030 Fund
Class I	$1,000	0.37%	$1,010.70	$1.86	$1,023.20	$1.88
Class M5	1,000	0.54%	1,010.00	2.72	1,022.40	2.74
Class M4	1,000	0.79%	1,009.30	3.98	1,021.10	4.00
Class M3	1,000	1.04%	1,007.80	5.23	1,019.90	5.27
MM Select T. Rowe Price Retirement 2035 Fund
Class I	1,000	0.39%	1,016.30	1.97	1,023.10	1.98
Class M5	1,000	0.56%	1,015.60	2.83	1,022.30	2.84
Class M4	1,000	0.81%	1,014.20	4.09	1,021.00	4.10
Class M3	1,000	1.06%	1,012.90	5.35	1,019.80	5.37
MM Select T. Rowe Price Retirement 2040 Fund
Class I	1,000	0.41%	1,022.30	2.08	1,023.00	2.08
Class M5	1,000	0.58%	1,021.60	2.94	1,022.20	2.94
Class M4	1,000	0.83%	1,020.30	4.20	1,020.90	4.20
Class M3	1,000	1.08%	1,018.90	5.47	1,019.70	5.47
MM Select T. Rowe Price Retirement 2045 Fund
Class I	1,000	0.43%	1,025.40	2.18	1,022.90	2.18
Class M5	1,000	0.61%	1,024.80	3.10	1,022.00	3.09
Class M4	1,000	0.86%	1,022.80	4.36	1,020.80	4.36
Class M3	1,000	1.11%	1,022.10	5.63	1,019.50	5.62
MM Select T. Rowe Price Retirement 2050 Fund
Class I	1,000	0.44%	1,026.80	2.24	1,022.90	2.23
Class M5	1,000	0.62%	1,026.20	3.15	1,022.00	3.14
Class M4	1,000	0.87%	1,024.80	4.42	1,020.70	4.41
Class M3	1,000	1.12%	1,023.60	5.68	1,019.50	5.67
MM Select T. Rowe Price Retirement 2055 Fund
Class I	1,000	0.45%	1,026.90	2.29	1,022.80	2.28
Class M5	1,000	0.63%	1,025.60	3.20	1,021.90	3.19
Class M4	1,000	0.88%	1,025.00	4.47	1,020.70	4.46
Class M3	1,000	1.13%	1,023.80	5.73	1,019.40	5.72
MM Select T. Rowe Price Retirement 2060 Fund
Class I	1,000	0.45%	1,027.00	2.29	1,022.80	2.28
Class M5	1,000	0.63%	1,025.80	3.20	1,021.90	3.19
Class M4	1,000	0.88%	1,024.60	4.47	1,020.70	4.46
Class M3	1,000	1.13%	1,023.40	5.73	1,019.40	5.72
MM Select T. Rowe Price Retirement 2065 Fund
Class I	1,000	0.46%	1,026.40	2.34	1,022.80	2.33
Class M5	1,000	0.64%	1,026.50	3.25	1,021.90	3.24
Class M4	1,000	0.89%	1,024.40	4.52	1,020.60	4.51
Class M3	1,000	1.14%	1,023.40	5.78	1,019.40	5.77

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2023, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

233

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.	MM202410-307188

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2023

Global markets continue to reward retirement investors

During the fiscal year ended September 30, 2023, U.S. stocks were up over 21%, in a market environment where the U.S. Federal Reserve (the “Fed”) raised interest rates by nearly 3% in an effort to combat heightened inflation by curtailing economic activity. Stocks in foreign developed markets and emerging markets also experienced significant gains during the fiscal year, aided by a weaker U.S. dollar. Global stock gains during the period were driven by a resilient consumer, surprisingly strong economic activity, strong suggestions of a generative artificial intelligence (“AI”) revolution, and investors’ improving earnings expectations. U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the Fed that were aimed at reducing demand-driven inflationary pressures.

Market highlights

●

For the reporting period from October 1, 2022 through September 30, 2023, U.S. stocks were up over 21%, in a market environment where economic activity remained strong, despite the Fed continuing to raise interest rates in an effort to combat high inflation.

●	In the fourth quarter of 2022, investors experienced a stock market rally, as fears generally lessened regarding high inflation, high interest rates, high energy prices, and a global recession.

●

The first quarter of 2023 was a continuation of the prior quarter, aided by the excitement around generative AI. Investors remained generally enthusiastic, notwithstanding a relatively unexpected banking crisis in March, which resulted in the takeover of certain U.S. regional banks by U.S. regulators and the bailout of Credit Suisse Group by the Swiss government.

●

In the second quarter of 2023, global stocks exhibited strength thanks in part to a resilient U.S. economy, receding inflationary pressures, banking sector stability, and the resolution of the debt ceiling crisis.

●

The third quarter of 2023 was difficult for global stocks and bonds, as investors grew increasingly concerned over inflation, a possible U.S. government shutdown, and higher prolonged interest rates from the Fed.

●	Foreign stocks in developed markets and emerging markets also experienced strong gains in the fiscal year, aided by falling energy costs, a resilient consumer, and the weakening of the U.S. dollar.

●	U.S. bond investors experienced slightly positive returns in the rising interest rate environment, fueled by aggressive Fed interest rate hikes aimed at reducing demand-driven inflationary pressures.

Market environment

For the fiscal year beginning on October 1, 2022, global stock investors experienced significant gains. During this period, U.S. stock prices rose sharply in response, with the S&P 500 Index® (“S&P 500”)1 entering bull market territory after rising more than 20% from its previous highs. Investors breathed a sigh of relief as the possibility of a recession lessened in the face of robust economic activity and falling inflation during the period. Consumer sentiment rose sharply, up 19.4% in the period,2 aided by lower inflation, low unemployment, and positive wage growth. In MassMutual’s view, the strong economic growth may be unsustainable, as more Americans are borrowing to make ends meet, resulting in consumer loan levels at record highs, having increased by 5.8% year-over-year.3

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the Index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 August 2023, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT, October 5, 2023.

3 August 2023, Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 5, 2023.

1

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad-market S&P 500 rose 21.62% for the period. The technology-heavy NASDAQ Composite Index4 performed even better, rising 26.11% for the period. The more economically sensitive Dow Jones Industrial AverageSM5 was up 19.18% for the period. During the reporting period, small-cap stocks underperformed their larger-cap peers, while growth stocks outperformed their value brethren. The information technology and communication services sectors were each up by 35% or more for the period. The utilities sector was the weakest performer for the fiscal year, down 7.02% over the period, hurt by the sharp rise in interest rates that made the stock dividend yields less attractive. The real estate sector also ended the period in the red, declining 1.84%.

Developed international markets, as measured by the MSCI EAFE® Index,6 outperformed their domestic peers, ending the fiscal year up 25.65%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index,7 also rose sharply, ending up 11.70% for the period. Investors shifted back into developed international and emerging-market stocks during the period in response to lower-than-expected energy costs, a more resilient consumer, and stronger-than-expected economic activity.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from 3.83% on October 1, 2022 to close the period at 4.59%. During the period, rising yields produced falling bond prices, and bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period up 0.64%. Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index,9 which tracks investment-grade corporate bonds, ended the period with a 3.65% gain. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended the period higher, rising 10.28%.

Review and maintain your strategy

At MassMutual, looking out for each other isn’t just a nice idea; it’s how we’ve done business for more than 170 years. Since 1851, we’ve had a single purpose: to help people secure their future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly, with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests, and tracking stocks. The Index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC (“MML Advisers”) and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

Underwriter: MML Distributors, LLC (MMLD), Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to the Funds by MML Advisers. MMLD and MML Advisers are subsidiaries of MassMutual.

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

3

MM Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P® , S&P 500®, US500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 22.81%, outperforming the 21.62% return of the S&P 500 Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund outperformed its benchmark. During the reporting period, stock selection in the media, retail, and telecommunications sectors contributed most to performance, while stock choices in the technology, industrial cyclical, and health services & systems sectors hurt results the most.

On the positive side, the Fund’s underweight allocations, relative to the benchmark, to Walt Disney (DIS), an American multinational mass media and entertainment conglomerate and Pfizer (PFE), a multinational pharmaceutical and biotechnology corporation; and an overweight allocation to Mastercard (MA), a company that offers a range of payment transaction processing and other related-payment services, were the top individual contributors during the period. The Fund’s underweight in Walt Disney was the Fund’s largest contributor to performance over the reporting period. During the reporting period, CEO Robert Iger worked to improve the productivity and efficiency of the organization. While Disney’s Direct-to-Consumer business saw subscriber losses in the U.S. during the period, it experienced modest growth internationally.

On the negative side, an overweight position in Texas Instruments (TXN), a company that designs and manufactures semiconductors and various integrated circuits; and an underweight position in Nvidia (NVDA), an American multinational technology company; were the top individual detractors from performance during the period. The Fund’s overweight in Texas Instruments was one of our largest detractors over the reporting period. As of the end of the reporting period, as the new CEO Haviv Ilan began to meet with investors, Texas Instruments guided more conservatively than peers.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives had a negligible impact on performance over the reporting period.

Subadviser outlook

J.P. Morgan continues to focus on fundamentals of the economy and company earnings. As of the end of the reporting period, J.P. Morgan analysts’ estimates for S&P 500 Index earnings project -1% for calendar year 2023 and +12% for calendar year 2024. While subject to revision, in J.P. Morgan’s view this forecast includes J.P. Morgan’s best analysis of earnings expectations. While J.P. Morgan believes that the short-term impacts of the pandemic have now abated, J.P. Morgan expects that structural limits on labor supply growth and other uncertainties, like concerns around recession, will be integral to investor sentiment moving forward.

4

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

While, in J.P. Morgan’s view, the economy teeters on the edge of recession, J.P. Morgan remains balanced and continues to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, Fund management continues to focus on high-conviction stocks and to endeavor to take advantage of market dislocations in their search for compelling stock selection opportunities.

MM Equity Asset Fund Largest Holdings (% of Net Assets) on 9/30/23
Apple, Inc.	6.9%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.6%
NVIDIA Corp.	3.2%
Meta Platforms, Inc. Class A	2.2%
Alphabet, Inc. Class A	2.1%
Alphabet, Inc. Class C	1.8%
Tesla, Inc.	1.7%
UnitedHealth Group, Inc.	1.7%
Mastercard, Inc. Class A	1.6%
31.7%

MM Equity Asset Fund Sector Table (% of Net Assets) on 9/30/23
Technology	26.5%
Consumer, Non-cyclical	18.6%
Financial	14.1%
Communications	13.3%
Consumer, Cyclical	8.5%
Industrial	7.9%
Energy	4.7%
Utilities	2.3%
Basic Materials	2.3%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

5

MM Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/15/2016
Class I	09/15/2016	22.81%	10.90%	11.94%
S&P 500 Index		21.62%	9.92%	12.48%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

6

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Bond Asset Fund, and who is the Fund’s subadviser?

The Fund seeks a regular level of income consistent with the preservation of capital over time. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 1.75%, outperforming the 0.64% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the U.S. dollar-hedged international bond allocation of the Fund outperformed, whereas the U.S. core bond allocation underperformed.

Within the U.S. dollar-hedged international bond allocation, an underweight duration posture in several regions, such as the U.K., Canada, and the eurozone, helped drive outperformance, as global sovereign yields climbed higher over the period with major central banks maintaining hawkish monetary policy to curb inflation. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

Within the Fund’s core bond allocation, interest rate management was the largest detractor from relative performance during the period. Positioning for a steepening of the curve in the second quarter of 2023 weighed on results, as easing concerns about the banking system and expectations for additional U.S. Federal Reserve (the “Fed”) rate hikes led to further curve inversions; however, a short average duration position was beneficial as interest rates increased during the reporting period. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Security selection in credit sectors also detracted, largely due to positions in agency mortgage-backed securities. The Fund’s to-be-announced (TBA) securities, which are typically relatively attractive due to their higher-liquidity profile, underperformed mortgage bonds as interest rate volatility remained high. On the positive side, asset allocation was the largest contributor to relative performance during the period. An underweight to Treasuries, combined with allocations to high yield bonds, bank loans, and collateralized loan obligations (CLOs), added value amid generally declining near-term recession concerns and improving risk sentiment. Those sectors also benefited from their yield premium versus benchmark sectors.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives detracted somewhat from performance during the fiscal year.

7

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the Fed was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

MassMutual Select T. Rowe Price Bond Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
U.S. Treasury Obligations	24.2%
Corporate Debt	23.5%
U.S. Government Agency Obligations and Instrumentalities*	22.8%
Sovereign Debt Obligations	17.6%
Non-U.S. Government Agency Obligations	6.2%
Bank Loans	0.9%
Municipal Obligations	0.1%
Total Long-Term Investments	95.3%
Short-Term Investments and Other Assets and Liabilities	4.7%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

8

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	1.75%	0.22%	0.09%
Bloomberg U.S. Aggregate Bond Index		0.64%	0.10%	0.13%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

9

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Emerging Markets Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund normally will invest in at least three countries. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). Effective July 1, 2023, T. Rowe Price International and T. Rowe Price Hong Kong were added as sub-subadvisers of the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 13.45%, outperforming the 8.57% return of the Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index* (the “benchmark”), which measures the performance of USD, EUR, and GBP-denominated debt from sovereign, quasi-sovereign, and corporate Emerging Markets issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using the World Bank income group and International Monetary Fund country classifications. The Fund outperformed the 10.01% return of the J.P. Morgan Emerging Markets Bond Index Global Diversified, which measures the performance of fixed rate, U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds. The J.P. Morgan Emerging Markets Bond Index Global Diversified limits the weights of those index countries with larger debt stocks by only including a specified portion of a country’s eligible amounts of debt outstanding.

* Effective February 1, 2023, the Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index became the Fund’s primary performance benchmark index rather than the J.P. Morgan Emerging Markets Bond Index Global Diversified because the Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index is an appropriate broad-based securities market index and is well aligned with the Fund’s investment strategy. The Fund will retain the J.P. Morgan Emerging Markets Bond Index Global Diversified as its supplemental benchmark for performance comparisons.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s significant underweight allocation to China, relative to the benchmark, drove outperformance, as concerns prevailed over the decelerating pace of China’s economic activity and continued housing market stress. The Fund’s positioning in Mexico also contributed to relative performance due to security selection, largely driven by holdings in Mexico City Airport Trust and Petroleos Mexicanos. At the end of the reporting period, following a recent rally, Fund management eliminated Mexico City Airport Trust from the Fund’s portfolio. The Fund’s out-of-benchmark holdings in Venezuela also contributed to relative results, as that country benefited from discussions of potential U.S. sanctions relief during the period.

On the downside, an underweight allocation to Argentina detracted from the Fund’s relative performance, as that country benefited from a broad-based rally as investors were seeking higher-yielding credits over the period. Argentina also unlocked funds from the $44 billion International Monetary Fund (IMF) program and received a loan from Qatar during the period. Also weighing on relative results was the Fund’s underweight allocation to Ukraine, as Ukrainian credit rallied during the period. Investors grew more optimistic during the period as foreign aid bolstered currency reserves, an IMF review in June 2023 allowed Ukraine to withdraw funds for budget support, and the IMF upgraded its growth forecast.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund held credit default swaps, interest rate futures, and currency forwards during the period. The use of currency forwards and futures had a somewhat negative effect on the Fund’s performance during the reporting period; there was a negligible return impact during the fiscal year from the use of swaps.

10

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In T. Rowe Price’s view, emerging-market debt continues to offer a substantial yield premium over many fixed income assets and broadly sound fundamentals, making the asset class compelling on a risk-adjusted basis. Despite the temporary resolution of the U.S. government funding and a resilient U.S. economy as of the end of the period, Fund management remains cautious in the near term due to exogenous risks, including lingering inflation, slower global growth, and tighter financial conditions in developed markets. Fund management will continue to monitor election activity across a number of countries over the next fiscal year, as T. Rowe Price believes that several will carry important implications for macroeconomic sustainability.

MassMutual Select T. Rowe Price Emerging Markets Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
Sovereign Debt Obligations	69.6%
Corporate Debt	27.4%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Net Assets	100.0%

11

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	13.45%	-0.37%	-0.98%
Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index#		8.57%	-0.37%	-0.69%
J.P. Morgan Emerging Markets Bond Index Global Diversified		10.01%	-0.35%	-0.41%

#	Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

12

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Large Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation through investments in common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 21.41%, outperforming the 21.19% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s large-cap growth allocation outperformed the Russell 1000 Growth Index. The health care sector was a notable contributor to relative returns due to security selection, which was partially offset by an overweight allocation, relative to the benchmark, to the market segment. An underweight allocation to the consumer staples sector also aided relative results. The industrials and business services sector further aided relative performance due to favorable security selection and an underweight allocation to the sector. Conversely, the consumer discretionary sector was a notable detractor from relative performance due to an overweight allocation to the market segment and unfavorable stock choices within the sector. An overweight allocation to the financial sector further hindered relative returns, which was partially offset by favorable stock choices there.

The Fund’s large-cap core allocation delivered robust gains during the period, but trailed the S&P 500® Index. Unfavorable stock selection within, and an overweight allocation to the consumer staples sector weighed on relative results. The communication services sector also had a negative result, owing to stock choices and an underweight allocation to the market segment. The information technology sector further weighed on relative performance due to security selection, driven by holdings in the software industry. Conversely, with respect to the consumer discretionary sector, security selection, coupled with an underweight allocation, contributed to relative performance. An underweight allocation to the real estate sector also aided relative returns.

The Fund’s large-cap value allocation slightly underperformed the Russell 1000 Value Index for the period. The communication services sector was a notable detractor from relative performance due to stock selection and an underweight allocation to the market segment. Stock choices within the materials sector also weighed on relative returns, driven by holdings in the chemicals industry. Stock picks and an overweight allocation to the consumer staples sector further hurt relative returns. Conversely, the information technology sector was a significant contributor to the Fund’s relative performance, owing to stock selection, led by holdings in the semiconductors and semiconductor equipment industry. The health care sector also contributed, due to favorable security selection, although this was partially offset by an overweight allocation to the market segment.

Subadviser outlook

T. Rowe Price believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the U.S. Federal Reserve was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

13

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Large Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/23
Microsoft Corp.	6.8%
Apple, Inc.	5.0%
Amazon.com, Inc.	3.9%
NVIDIA Corp.	3.2%
Alphabet, Inc. Class A	2.6%
Alphabet, Inc. Class C	2.0%
Visa, Inc. Class A	1.7%
UnitedHealth Group, Inc.	1.6%
Meta Platforms, Inc. Class A	1.5%
Eli Lilly & Co.	1.4%
29.7%

MassMutual Select T. Rowe Price Large Cap Blend Fund Sector Table (% of Net Assets) on 9/30/23
Technology	26.1%
Consumer, Non-cyclical	21.4%
Financial	14.8%
Communications	13.6%
Industrial	8.2%
Consumer, Cyclical	5.9%
Energy	5.7%
Basic Materials	1.8%
Utilities	1.7%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

14

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	21.41%	9.03%	9.57%
Russell 1000 Index		21.19%	9.63%	10.36%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

15

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a level of income that is consistent with the current rate of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, each of T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 1.86%, underperforming the 2.84% return of the Bloomberg U.S. 1-5 Year Treasury TIPS Index (the “benchmark”), which measures the performance of inflation-protected securities with maturities of 1-5 years issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L), with a 38.5% market value weight in the Index (as of December 31, 2010), but is not eligible for other nominal Treasury or Aggregate Indexes.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, interest rate management detracted from the Fund’s relative performance. In early March 2023, the Fund had a relatively short overall duration profile based on Fund management’s view that strong economic data would lead to continued tightening from the Federal Reserve (the “Fed”). (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) This positioning worked against the Fund, though, as several prominent bank failures led to a rapid and unexpected drop in yields. Meanwhile, in the second quarter of 2023, a modestly long duration posture detracted, after policymakers communicated expectations for additional hikes in 2023 amid resilient growth and labor data, leading to higher interest rates and further flattening of the yield curve. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

The Fund’s exposure to inflation breakeven spreads (which represent the yield differential between nominal Treasuries and Treasury inflation-protected securities (“TIPS”)) via inflation-linked derivatives also weighed on results during the period. The Fund’s allocation to agency mortgage-backed securities also hampered performance, although this was partially offset by a positive contribution from an out-of-benchmark position in nominal Treasuries that the Fund held in early 2023. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

Security selection within the TIPS sector was a modest contributor to performance, as the Fund benefited from underweighting very short-term securities late in the reporting period, as they were more exposed to falling Consumer Price Index (“CPI”) data than securities of longer durations.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the reporting period, the Fund held credit default swaps, interest rate futures, and interest rate future options, generating gross exposure of approximately 20.4%. During the reporting period, the estimated return impact from employing currency forwards and options was negligible, the use of futures had a slightly negative impact on performance, and the use of swaps contributed to performance.

16

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although the economy has been surprisingly resilient, T. Rowe Price believes that a recession could be likely in the first half of 2024, as an expected downturn in corporate profits could lead to job cuts and rising unemployment. In addition, as of the end of the period, Fund management was seeing consumers facing a number of headwinds, including higher oil prices, a resumption of student loan payments, and slowing fiscal stimulus.

Although short-term breakeven rates (i.e., the difference between TIPS and Treasury issues with the same maturity) received some support recently from rising commodity prices as of the end of the period, Fund management believes inflation expectations will come down in the coming months as the economy cools. Because Fund management believes that breakeven rates are unlikely to expand significantly, they expect to express their deflationary expectations in the Fund’s portfolio through their positioning on the nominal Treasury curve as well as in the U.S. dollar relative to other currencies in the course of the next reporting period.

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
U.S. Treasury Obligations	98.8%
Municipal Obligations	0.4%
Corporate Debt	0.3%
U.S. Government Agency Obligations and Instrumentalities*	0.1%
Non-U.S. Government Agency Obligations	0.1%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

17

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	1.86%	2.62%	2.48%
Bloomberg U.S. 1-5 Year Treasury TIPS Index		2.84%	2.67%	2.56%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

18

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Real Assets Fund, and who is the Fund’s subadviser?

The Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Japan, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 11.61%, underperforming, by a wide margin, the 20.80% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, security selection drove the Fund’s underperformance. Most notably, selection within the Fund’s allocation to commodities – which included exposure to natural resources, precious metals, and global metals and mining – detracted from relative performance. The Fund’s underlying natural resources portfolio was the largest driver of its underperformance for the fiscal year, as the Fund’s portfolio trailed its style-specific benchmark. Performance was also held back by multi-asset overlays, which the Fund employed in an effort to efficiently implement desired positions.

Conversely, selection within the Fund’s allocation to real estate during the period, which included exposure to global and U.S. real estate investment trusts, aided relative results.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. During the period, the Fund held currency forwards, index futures, equity total return swaps, rights, equity options, interest rate futures, and interest rate swaps during the period, for a gross exposure of 11.6%. The return impact from employing currency forwards, options, and swaps was slightly negative; the use of futures was slightly positive for performance; and the use of rights had a negligible effect on performance during the fiscal year.

Subadviser outlook

T. Rowe Price believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the U.S. Federal Reserve was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

19

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select T. Rowe Price Real Assets Fund Largest Holdings (% of Net Assets) on 9/30/23
BHP Group Ltd.	3.7%
Prologis, Inc.	3.0%
Equinix, Inc.	2.7%
Freeport-McMoRan, Inc.	1.8%
Public Storage	1.7%
Welltower, Inc.	1.7%
Franco-Nevada Corp.	1.6%
Simon Property Group, Inc.	1.6%
Equity LifeStyle Properties, Inc.	1.5%
Nucor Corp.	1.4%
20.7%

MassMutual Select T. Rowe Price Real Assets Fund Sector Table (% of Net Assets) on 9/30/23
Financial	36.2%
Basic Materials	33.0%
Energy	18.8%
Industrial	3.9%
Consumer, Cyclical	1.4%
Mutual Funds	1.0%
Utilities	0.9%
Consumer, Non-cyclical	0.7%
Technology	0.4%
Communications	0.1%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

20

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	11.61%	4.99%	5.42%
MSCI ACWI		20.80%	6.46%	6.39%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

21

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser and sub-subadviser currently consider small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price). In addition, T. Rowe Price Investment Management, Inc. serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned 13.50%, outperforming the 11.28% return of the Russell 2500 Index (the “benchmark”), which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund’s allocations to small-cap growth and mid-cap value stocks outperformed their benchmarks, while small-cap core, small-cap value, and mid-cap growth stocks underperformed their benchmarks.

The small-cap growth allocation outperformed the Russell 2000 Growth Index for the period. The industrial and business services sector significantly contributed to relative results due to an overweight allocation to the sector, relative to the benchmark. Stock selection within the sector also contributed. The health care sector also aided relative returns due to favorable stock choices and an average underweight allocation. Conversely, underweight exposure to the energy and consumer staples sector detracted from relative performance.

The mid-cap value allocation posted positive returns and outperformed the Russell Midcap Value Index for the period. The energy sector contributed to relative returns due to favorable stock selection, led by holdings in the energy equipment and services industry. Conversely, unfavorable stock selection and underweight allocations to the consumer discretionary and industrial and business services sectors detracted from the Fund’s relative returns.

The small-cap core stock allocation posted positive results, but underperformed the Russell 2000 Index for the period. The energy sector was a significant detractor from relative returns due to an underweight allocation and unfavorable stock selection. The financial sector also weighed on relative returns due to security selection, driven by holdings in banks. Conversely, the industrial and business services sector was a notable contributor to relative performance, owing to favorable stock selection, driven by holdings in the machinery industry. Health care further aided relative results due to favorable stock selection within the sector.

The small-cap value allocation underperformed the Russell 2000 Value Index for the period. The consumer discretionary sector was a notable detractor from relative performance due to unfavorable security selection, driven by holdings in the specialty retail industry. Stock selection in the financial sector also weighed on relative performance, although this was partially offset by an underweight allocation to the market segment. Conversely, the health care sector was a significant contributor to relative returns, owing to stock selection, led by holdings in the biotechnology industry.

The mid-cap growth allocation delivered positive returns, but underperformed the Russell Midcap Growth Index for the period. An overweight to the health care sector detracted from relative results. The consumer discretionary sector also had a negative impact on relative performance due to security selection and an underweight allocation. Conversely, the communication services sector contributed to relative returns due to stock selection, led by holdings in the entertainment industry. The information technology sector further aided relative results due to stock choices, although this was partially offset by an underweight allocation to the market segment.

22

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of derivatives had a negligible impact on performance during the fiscal year.

Subadviser outlook

T. Rowe Price believes that, as inflation recedes, albeit slowly, global central banks may be approaching a peak in the tightening cycle, which could provide a catalyst for growth. However, divergent approaches to monetary policy across regions underscore the uncertainty in the current environment. As of the end of the reporting period, the U.S. Federal Reserve was steadfast with a higher-for-longer message as it weighed signs of moderating inflation with higher oil prices and uncertainty surrounding government funding. As of the end of the reporting period, the European Central Bank and the Bank of England were signaling an end to rate hikes amid signs that the economy was slowing and inflation was beginning to fall. The Bank of Japan, meanwhile, continued its ultra-easy monetary policy as it considered inflation and wage growth in determining a path forward. Fund management expects volatility to remain elevated in the near term as the effects of diminished liquidity, rising energy prices, and falling earnings expectations are reflected in markets. In T. Rowe Price’s opinion, key risks to global markets include a deeper-than-expected decline in growth, central bank missteps, a reacceleration in inflation, a trajectory of Chinese growth, and geopolitical tensions. T. Rowe Price continues to evaluate long-term valuations and early indications of stabilization or improvement in macroeconomic conditions as they assess where there may be opportunities to add to risk assets.

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Largest Holdings (% of Net Assets) on 9/30/23
Ingersoll Rand, Inc.	1.1%
Marvell Technology, Inc.	1.0%
Textron, Inc.	1.0%
JB Hunt Transport Services, Inc.	0.9%
TechnipFMC PLC	0.9%
Microchip Technology, Inc.	0.9%
Veeva Systems, Inc. Class A	0.8%
Western Digital Corp.	0.8%
FleetCor Technologies, Inc.	0.8%
Hologic, Inc.	0.7%
8.9%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund Sector Table (% of Net Assets) on 9/30/23
Consumer, Non-cyclical	24.9%
Industrial	17.0%
Financial	15.3%
Technology	15.3%
Consumer, Cyclical	10.9%
Energy	5.6%
Communications	3.4%
Utilities	2.9%
Basic Materials	2.0%
Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%
Net Assets	100.0%

23

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	13.50%	6.74%	8.56%
Russell 2500 Index		11.28%	4.55%	6.16%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

24

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of income consistent with capital preservation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that are held in its benchmark index, the Bloomberg U.S. Long Treasury Bond Index*, and at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government. The Fund is subadvised by T. Rowe Price Associates, Inc. (T. Rowe Price).

* Bloomberg®” and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by MassMutual. Bloomberg is not affiliated with MassMutual, and Bloomberg does not approve, endorse, review, or recommend the Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

How did the Fund perform during the 12 months ended September 30, 2023?

The Fund’s Class I shares returned -9.99%, underperforming the -9.09% return of the Bloomberg U.S. Long Treasury Bond Index (the “benchmark”), which measures the performance of public obligations of the U.S. Treasury with maturities of 10 years and greater, including securities that roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indexes.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2023, please see the Economic and Market Overview, beginning on page 1.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended September 30, 2023, the Fund produced a negative absolute return and underperformed its benchmark, as interest earned from purchasing various Treasury notes (i.e., Treasury yields) from the U.S. government rose sharply in response to sticky inflation, resilient growth and labor data, and continued monetary tightening by the Federal Reserve (the “Fed”).

Fund management’s efforts to manage changing interest rates were a primary driver of the Fund’s underperformance for the reporting period. The bulk of underperformance came in March 2023, when the Fund was positioned to benefit from rising interest rates against the backdrop of surprisingly strong economic data and expectations for a reflationary environment in the U.S. However, a string of high-profile bank failures pressured rates, as investors turned more risk averse, which weighed on the relative performance of the Fund.

On average during the period, the Fund’s portfolio was invested in bonds with longer maturities when compared with the benchmark, which weighed on relative performance as U.S. Treasury yields climbed. The Fed remained committed to monetary policy (i.e., high rates) that combat inflation for most of the period and hiked policy rates six times during the Fund’s fiscal year. Notably, the Fed did choose to hold rates steady in June and September 2023.

During the second quarter of 2023, Fund management favored assets that had modestly longer time until maturity. These positions, which were put in place based on Fund management’s belief that May 2023 would be the last hike in the Fed’s tightening cycle, detracted after policymakers signaled the potential for two additional hikes in 2023 amid resilient growth and labor data.

On the positive side, security selection within U.S. Treasuries contributed, where Fund management’s preference for more-commonly traded, liquid Treasury securities added value. Some allocations in the Fund during the period were not in the benchmark portfolio. These off-benchmark allocations to other government guaranteed sectors like Treasury Inflation-Protected Securities (TIPS) and GNMA mortgage-backed securities (MBS) had little net impact over the reporting period.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund held interest rate futures and interest rate future options during the period, for a gross exposure of 11.9%. The Fund’s use of futures and options had a negative effect on performance during the fiscal year.

25

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price observed that the Fed continued to raise its policy interest rate through the first three quarters of 2023, pausing twice to evaluate data. In T. Rowe Price’s observation, communications following both rate pauses were generally seen by the market as prioritizing the fight against inflation instead of the fight against unemployment, suggesting that the Fed may keep rates higher for longer, and thereby causing the market to generally push back the expected timing of potential rate cuts. Details within the economic data, such as slowing fiscal stimulus and the resumption of student loan payments, lead Fund management to believe a policy-driven recession over the next 12 months is likely. During the September 2023 Federal Open Market Committee meeting, the Fed emphasized the importance of keeping rates “higher for longer.”

T. Rowe Price continues to believe U.S. government debt remains an important tool for asset allocators and a top diversifier for riskier assets, especially with yields at or near their highest levels in the post-global financial crisis era, as of the end of the period. Fund management expects Treasuries to ultimately resume their typical, inverse relationship with risk assets as the global economy likely slows further.

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund Portfolio Characteristics (% of Net Assets) on 9/30/23
U.S. Treasury Obligations	98.9%
U.S. Government Agency Obligations and Instrumentalities*	0.2%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

* May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

26

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2023)
	Inception Date of Class	1 Year	5 Years	Since Inception 02/09/2018
Class I	02/09/2018	-9.99%	-3.34%	-2.91%
Bloomberg U.S. Long Treasury Bond Index		-9.09%	-2.78%	-2.42%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

27

MM Equity Asset Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 98.2%
COMMON STOCK — 98.2%
Basic Materials — 2.3%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	3,035	$860,119
Dow, Inc.	21,885	1,128,391
Eastman Chemical Co.	8,892	682,194
Linde PLC (LIN US)	5,236	1,949,624
LyondellBasell Industries NV Class A	6,149	582,310
PPG Industries, Inc.	4,207	546,069
		5,748,707
Iron & Steel — 0.2%
Nucor Corp.	2,817	440,438
Mining — 0.1%
Freeport-McMoRan, Inc.	10,715	399,563
		6,588,708
Communications — 13.3%
Internet — 11.4%
Alphabet, Inc. Class A (a)	45,845	5,999,277
Alphabet, Inc. Class C (a)	38,109	5,024,672
Amazon.com, Inc. (a)	80,944	10,289,601
Booking Holdings, Inc. (a)	656	2,023,071
Expedia Group, Inc. (a)	9,017	929,382
Meta Platforms, Inc. Class A (a)	20,528	6,162,711
Netflix, Inc. (a)	3,385	1,278,176
Uber Technologies, Inc. (a)	12,438	572,023
		32,278,913
Media — 1.4%
Charter Communications, Inc. Class A (a)	3,079	1,354,206
Comcast Corp. Class A	54,859	2,432,448
Warner Bros Discovery, Inc. (a)	13,342	144,894
		3,931,548
Telecommunications — 0.5%
Corning, Inc.	9,739	296,747
Motorola Solutions, Inc.	1,798	489,488
T-Mobile US, Inc. (a)	3,976	556,839
		1,343,074
		37,553,535
Consumer, Cyclical — 8.5%
Airlines — 0.2%
Delta Air Lines, Inc.	15,421	570,577
Apparel — 0.4%
NIKE, Inc. Class B	12,228	1,169,241
Auto Manufacturers — 1.7%
Tesla, Inc. (a)	19,396	4,853,267

	Number of Shares	Value
Auto Parts & Equipment — 0.2%
Aptiv PLC (a)	6,176	$608,892
Distribution & Wholesale — 0.1%
LKQ Corp.	4,737	234,529
Home Builders — 0.2%
Lennar Corp. Class A	2,392	268,454
Toll Brothers, Inc.	4,660	344,654
		613,108
Home Furnishing — 0.1%
Whirlpool Corp.	1,143	152,819
Leisure Time — 0.1%
Royal Caribbean Cruises Ltd. (a)	1,614	148,714
Lodging — 0.3%
Marriott International, Inc. Class A	5,032	989,090
Retail — 5.2%
AutoNation, Inc. (a)	3,298	499,317
AutoZone, Inc. (a)	618	1,569,714
Best Buy Co., Inc.	11,179	776,605
Burlington Stores, Inc. (a)	2,649	358,410
Chipotle Mexican Grill, Inc. (a)	794	1,454,473
Costco Wholesale Corp.	4,716	2,664,351
Domino’s Pizza, Inc.	615	232,956
Lowe’s Cos., Inc.	13,412	2,787,550
O’Reilly Automotive, Inc. (a)	418	379,904
TJX Cos., Inc.	11,540	1,025,675
Walmart, Inc.	11,695	1,870,381
Yum! Brands, Inc.	8,113	1,013,638
		14,632,974
		23,973,211
Consumer, Non-cyclical — 18.6%
Agriculture — 0.4%
Altria Group, Inc.	8,175	343,759
Philip Morris International, Inc.	8,486	785,634
		1,129,393
Beverages — 2.2%
Coca-Cola Co.	61,498	3,442,658
Constellation Brands, Inc. Class A	2,162	543,376
Monster Beverage Corp. (a)	9,001	476,603
PepsiCo, Inc.	10,753	1,821,988
		6,284,625
Biotechnology — 1.7%
Biogen, Inc. (a)	3,333	856,615
BioMarin Pharmaceutical, Inc. (a)	2,989	264,467
Regeneron Pharmaceuticals, Inc. (a)	2,125	1,748,790
Sarepta Therapeutics, Inc. (a)	2,406	291,655
Vertex Pharmaceuticals, Inc. (a)	4,922	1,711,576
		4,873,103

The accompanying notes are an integral part of the financial statements.

28

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 0.9%
Cintas Corp.	956	$459,846
FleetCor Technologies, Inc. (a)	4,253	1,085,961
S&P Global, Inc.	2,903	1,060,785
		2,606,592
Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	2,289	162,771
Kenvue, Inc.	38,473	772,538
Procter & Gamble Co.	11,899	1,735,588
		2,670,897
Food — 0.7%
Mondelez International, Inc. Class A	27,784	1,928,209
Health Care – Products — 3.5%
Abbott Laboratories	16,786	1,625,724
Baxter International, Inc.	15,441	582,743
Boston Scientific Corp. (a)	24,223	1,278,974
Danaher Corp.	7,645	1,896,725
Intuitive Surgical, Inc. (a)	3,625	1,059,551
Medtronic PLC	10,943	857,494
ResMed, Inc.	1,062	157,038
Stryker Corp.	2,685	733,730
Thermo Fisher Scientific, Inc.	3,476	1,759,447
		9,951,426
Health Care – Services — 2.7%
Centene Corp. (a)	11,996	826,285
Elevance Health, Inc.	2,892	1,259,235
Humana, Inc.	1,575	766,269
Town Health International Medical Group Ltd.	62,000	2,534
UnitedHealth Group, Inc.	9,365	4,721,739
		7,576,062
Household Products & Wares — 0.3%
Church & Dwight Co., Inc.	7,894	723,327
Pharmaceuticals — 5.3%
AbbVie, Inc.	24,201	3,607,401
Becton Dickinson & Co.	2,181	563,854
Bristol-Myers Squibb Co.	39,718	2,305,233
CVS Health Corp.	5,752	401,605
Dexcom, Inc. (a)	2,978	277,847
Eli Lilly & Co.	5,747	3,086,886
Johnson & Johnson	16,552	2,577,974
McKesson Corp.	1,280	556,608
Merck & Co., Inc.	13,156	1,354,410
Neurocrine Biosciences, Inc. (a)	1,649	185,512
		14,917,330
		52,660,964

	Number of Shares	Value
Energy — 4.7%
Oil & Gas — 4.5%
Chevron Corp.	8,634	$1,455,865
ConocoPhillips	24,290	2,909,942
Diamondback Energy, Inc.	11,027	1,707,862
EOG Resources, Inc.	16,118	2,043,118
Exxon Mobil Corp.	34,414	4,046,398
Marathon Oil Corp.	22,511	602,169
		12,765,354
Oil & Gas Services — 0.2%
Baker Hughes Co.	11,160	394,171
		13,159,525
Financial — 14.1%
Banks — 3.9%
Bank of America Corp.	109,880	3,008,515
Citigroup, Inc.	25,676	1,056,054
Fifth Third Bancorp	26,181	663,165
Morgan Stanley	15,925	1,300,595
State Street Corp.	3,442	230,476
Truist Financial Corp.	43,164	1,234,922
U.S. Bancorp	40,689	1,345,178
Wells Fargo & Co.	57,121	2,333,964
		11,172,869
Diversified Financial Services — 4.4%
American Express Co.	2,854	425,788
Charles Schwab Corp.	11,521	632,503
CME Group, Inc.	9,476	1,897,285
Intercontinental Exchange, Inc.	9,989	1,098,990
Mastercard, Inc. Class A	11,401	4,513,770
Raymond James Financial, Inc.	6,334	636,123
Visa, Inc. Class A	14,097	3,242,451
		12,446,910
Insurance — 3.5%
Aflac, Inc.	9,366	718,841
Berkshire Hathaway, Inc. Class B (a)	11,839	4,147,202
Chubb Ltd.	3,894	810,653
Globe Life, Inc.	7,512	816,780
Progressive Corp.	13,788	1,920,668
Travelers Cos., Inc.	9,437	1,541,156
		9,955,300
Private Equity — 0.1%
Blackstone, Inc.	2,275	243,743
Real Estate Investment Trusts (REITS) — 2.2%
Digital Realty Trust, Inc.	6,701	810,955
Equity LifeStyle Properties, Inc.	7,724	492,096
Prologis, Inc.	16,442	1,844,957
SBA Communications Corp.	4,292	859,130

The accompanying notes are an integral part of the financial statements.

29

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sun Communities, Inc.	4,921	$582,351
UDR, Inc.	15,217	542,790
Ventas, Inc.	22,794	960,311
		6,092,590
		39,911,412
Industrial — 7.9%
Aerospace & Defense — 0.9%
Howmet Aerospace, Inc.	15,650	723,812
RTX Corp.	24,540	1,766,144
		2,489,956
Building Materials — 1.0%
Masco Corp.	11,947	638,567
Trane Technologies PLC	10,268	2,083,480
		2,722,047
Electronics — 1.2%
Honeywell International, Inc.	15,884	2,934,410
Keysight Technologies, Inc. (a)	2,550	337,391
		3,271,801
Machinery – Diversified — 1.6%
Deere & Co.	6,619	2,497,878
Dover Corp.	4,642	647,605
Otis Worldwide Corp.	16,773	1,347,040
		4,492,523
Miscellaneous - Manufacturing — 1.4%
Eaton Corp. PLC	8,609	1,836,127
Parker-Hannifin Corp.	2,501	974,190
Textron, Inc.	15,199	1,187,650
		3,997,967
Transportation — 1.8%
CSX Corp.	18,330	563,648
FedEx Corp.	3,475	920,597
Norfolk Southern Corp.	3,431	675,667
Union Pacific Corp.	3,688	750,987
United Parcel Service, Inc. Class B	15,007	2,339,141
		5,250,040
		22,224,334
Technology — 26.5%
Computers — 8.6%
Accenture PLC Class A	6,490	1,993,144
Apple, Inc.	114,721	19,641,382
Cognizant Technology Solutions Corp. Class A	17,416	1,179,760
Leidos Holdings, Inc.	6,632	611,205
Seagate Technology Holdings PLC	14,485	955,286
		24,380,777

	Number of Shares	Value
Semiconductors — 7.8%
Advanced Micro Devices, Inc. (a)	21,280	$2,188,010
Analog Devices, Inc.	12,970	2,270,917
Lam Research Corp.	3,785	2,372,324
NVIDIA Corp.	20,615	8,967,319
NXP Semiconductor NV	12,226	2,444,222
Qorvo, Inc. (a)	5,316	507,519
Teradyne, Inc.	6,732	676,297
Texas Instruments, Inc.	17,234	2,740,378
		22,166,986
Software — 10.1%
Adobe, Inc. (a)	6,160	3,140,984
Cadence Design Systems, Inc. (a)	2,359	552,714
DocuSign, Inc. (a)	2,085	87,570
Intuit, Inc.	3,742	1,911,937
Microsoft Corp.	62,022	19,583,447
Oracle Corp.	12,226	1,294,978
Salesforce, Inc. (a)	4,831	979,630
ServiceNow, Inc. (a)	1,751	978,739
		28,529,999
		75,077,762
Utilities — 2.3%
Electric — 2.3%
Ameren Corp.	2,474	185,129
CenterPoint Energy, Inc.	22,851	613,549
CMS Energy Corp.	5,485	291,308
Constellation Energy Corp.	3,745	408,505
Dominion Energy, Inc.	9,541	426,197
NextEra Energy, Inc.	33,127	1,897,846
PG&E Corp. (a)	76,891	1,240,252
Public Service Enterprise Group, Inc.	27,184	1,547,041
		6,609,827

TOTAL COMMON STOCK (Cost $230,136,453)		277,759,278

TOTAL EQUITIES (Cost $230,136,453)		277,759,278

The accompanying notes are an integral part of the financial statements.

30

MM Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Tobira Therapeutics Inc., CVR (a) (b) (c)	505	$—

TOTAL RIGHTS (Cost $30)		—

TOTAL LONG-TERM INVESTMENTS (Cost $230,136,483)		277,759,278

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (d)	$4,878,721	4,878,721

TOTAL SHORT-TERM INVESTMENTS (Cost $4,878,721)		4,878,721

TOTAL INVESTMENTS — 99.9% (Cost $235,015,204) (e)		282,637,999

Other Assets/(Liabilities) — 0.1%		338,516

NET ASSETS — 100.0%		$282,976,515

Abbreviation Legend

CVR	Contingent Value Rights

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment is valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $0 or 0.00% of net assets.
(d)

Maturity value of $4,879,371. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $4,976,341.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
S&P 500 E Mini Index	12/15/23	22	$4,939,514	$(181,464)

The accompanying notes are an integral part of the financial statements.

31

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 95.3%
BANK LOANS — 0.9%
Advertising — 0.1%
Lamar Media Corp., 2020 Term Loan B, 1 mo. USD Term SOFR + 1.500%
6.918% VRN 2/05/27	$305,000	$300,730
Aerospace & Defense — 0.0%
TransDigm, Inc., 2022 Term Loan H, 3 mo. USD Term SOFR + 3.250%
8.640% VRN 2/22/27	118,297	118,361
Airlines — 0.0%
American Airlines, Inc., 2021 Term Loan, 3 mo. USD Term SOFR + 4.750%
10.338% VRN 4/20/28	80,750	83,092
Mileage Plus Holdings LLC, 2020 Term Loan B, 3 mo. USD Term SOFR + 5.250%
10.798% VRN 6/21/27	77,368	80,278
		163,370
Cosmetics & Personal Care — 0.0%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, 3 mo. USD Term SOFR + 3.750%
9.240% VRN 10/01/26	113,249	112,997
Diversified Financial Services — 0.1%
Citadel Securities LP, 2023 Term Loan B, 1 mo. USD Term SOFR + 2.500%
7.818% VRN 7/29/30	354,113	353,008
Entertainment — 0.1%
Formula One Holdings Ltd., Term Loan B, 1 mo. USD Term SOFR + 3.000%
8.316% VRN 1/15/30	240,000	239,760
UFC Holdings LLC, 2021 Term Loan B, 3 mo. USD Term SOFR + 2.750%
8.369% VRN 4/29/26	266,046	265,623
		505,383
Environmental Controls — 0.1%
Filtration Group Corp., 2023 USD Term Loan, 1 mo. USD Term SOFR + 4.250%
9.681% VRN 10/21/28	393,315	393,480

	Principal Amount	Value
Health Care – Products — 0.0%
Medline Borrower LP, USD Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 10/23/28	$124,684	$124,272
Insurance — 0.2%
Acrisure LLC, 2022 Incremental Term Loan, 3 mo. USD Term SOFR + 5.750%
11.121% VRN 2/15/27	69,475	69,649
Asurion LLC
2023 Term Loan B11, 1 mo. USD Term SOFR + 4.250%
9.666% VRN 8/19/28	169,757	164,665
2021 2nd Lien Term Loan B3, 1 mo. USD Term SOFR + 5.250%
10.568% VRN 1/31/28	25,000	22,451
2021 Second Lien Term Loan B4, 1 mo. USD Term SOFR + 5.250%
10.681% VRN 1/20/29	255,000	225,537
Hub International Ltd.
2022 Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.365% VRN 11/10/29	24,813	24,829
2023 Term Loan B, 3 mo. USD Term SOFR + 4.250%
9.584% VRN 6/20/30	403,021	403,694
		910,825
Internet — 0.0%
Gen Digital, Inc., 2021 Term Loan A, 1 mo. USD Term SOFR + 1.500%
6.916% VRN 9/10/27	125,125	123,953
Machinery – Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc., 2021 Term Loan, 1 mo. USD Term SOFR + 2.750%
8.181% VRN 8/01/25	90,377	90,272
Packaging & Containers — 0.0%
Charter NEX US, Inc., 2021 Term Loan, 1 mo. USD Term SOFR + 3.750%
9.181% VRN 12/01/27	205,795	203,737
Pharmaceuticals — 0.0%
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD Term SOFR + 4.000%
9.490% VRN 10/01/27	139,208	135,597

The accompanying notes are an integral part of the financial statements.

32

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PetVet Care Centers LLC, 2021 Term Loan B3, 1 mo. USD Term SOFR + 3.500%
8.916% VRN 2/14/25	$103,729	$103,158
		238,755
Private Equity — 0.0%
GTCR W Merger Sub LLC, USD Term Loan B,
0.000% 9/20/30 (a)	90,000	89,934
Retail — 0.0%
WOOF Holdings, Inc., 1st Lien Term Loan, 3 mo. USD Term SOFR + 3.750%
9.397% VRN 12/21/27	75,615	59,660
Software — 0.3%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, 3 mo. USD Term SOFR + 4.500%
9.890% VRN 9/18/26	479,816	480,800
Ascend Learning LLC, 2021 Term Loan, 1 mo. USD Term SOFR + 3.500%
8.916% VRN 12/11/28	97,125	92,466
Athenahealth Group, Inc., 2022 Term Loan B, 1 mo. USD Term SOFR + 3.250%
8.568% VRN 2/15/29	96,602	94,640
Epicor Software Corp., 2020 Term Loan, 1 mo. USD Term SOFR + 3.250%
8.681% VRN 7/30/27	99,135	98,917
RealPage, Inc., 1st Lien Term Loan, 1 mo. USD Term SOFR + 3.000%
8.431% VRN 4/24/28	85,806	84,733
Ultimate Software Group, Inc.
2021 Term Loan, 3 mo. USD Term SOFR + 3.250%
8.618% VRN 5/04/26	613,459	611,226
2021 2nd Lien Term Loan, 3 mo. USD Term SOFR + 5.250%
10.618% VRN 5/03/27	140,000	139,650
		1,602,432

TOTAL BANK LOANS (Cost $5,444,980)		5,391,169

	Principal Amount	Value
CORPORATE DEBT — 23.5%
Advertising — 0.0%
Lamar Media Corp.
4.875% 1/15/29	$80,000	$72,400
Aerospace & Defense — 0.2%
Boeing Co.
5.040% 5/01/27	630,000	615,107
5.805% 5/01/50	335,000	303,348
TransDigm, Inc.
6.750% 8/15/28 (b)	85,000	83,682
6.875% 12/15/30 (b)	50,000	49,027
		1,051,164
Agriculture — 0.2%
BAT Capital Corp.
7.079% 8/02/43	215,000	206,233
7.081% 8/02/53	335,000	316,460
BAT International Finance PLC
1.668% 3/25/26	90,000	81,087
Darling Ingredients, Inc.
6.000% 6/15/30 (b)	55,000	52,070
Philip Morris International, Inc.
5.125% 2/15/30	280,000	268,532
Reynolds American, Inc.
4.450% 6/12/25	53,000	51,513
		975,895
Airlines — 0.0%
American Airlines, Inc.
11.750% 7/15/25 (b)	50,000	53,750
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (b)	96,250	94,004
5.750% 4/20/29 (b)	70,000	65,103
		212,857
Apparel — 0.1%
VF Corp.
4.125% 3/07/26 EUR (c)	112,000	116,665
4.250% 3/07/29 EUR (c)	115,000	117,462
Wolverine World Wide, Inc.
4.000% 8/15/29 (b) (d)	90,000	66,713
		300,840
Auto Manufacturers — 0.6%
American Honda Finance Corp.
0.750% 11/25/26 GBP (c)	130,000	137,487
1.950% 10/18/24 EUR (c)	200,000	207,063
Daimler Truck Finance North America LLC
5.125% 1/19/28 (b) (d)	150,000	146,254

The accompanying notes are an integral part of the financial statements.

33

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Co.
6.100% 8/19/32 (d)	$105,000	$98,901
9.625% 4/22/30	85,000	97,108
Ford Motor Credit Co. LLC
4.867% 8/03/27 EUR (c)	171,000	178,197
4.950% 5/28/27	265,000	248,743
7.350% 11/04/27	200,000	203,933
General Motors Financial Co., Inc.
0.850% 2/26/26 EUR (b) (c)	150,000	145,718
Hyundai Capital America
5.500% 3/30/26 (b)	135,000	133,229
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (b)	160,000	139,202
6.950% 9/15/26 (b)	75,000	75,550
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 6 mo. USD LIBOR + 5.625%
10.931% FRN 10/15/26 (b)	28,000	28,070
Volkswagen Group of America Finance LLC
3.200% 9/26/26 (b)	1,320,000	1,222,661
Volkswagen Leasing GmbH
1.500% 6/19/26 EUR (b) (c)	145,000	142,093
1.625% 8/15/25 EUR (b) (c)	150,000	151,371
		3,355,580
Auto Parts & Equipment — 0.1%
Clarios Global LP/Clarios US Finance Co.
6.750% 5/15/28 (b)	123,000	120,079
Dana Financing Luxembourg Sarl
8.500% 7/15/31 EUR (b) (c)	100,000	106,938
Goodyear Tire & Rubber Co.
5.000% 7/15/29 (d)	140,000	120,585
ZF North America Capital, Inc.
6.875% 4/14/28 (b)	150,000	146,771
7.125% 4/14/30 (b)	150,000	146,967
		641,340
Banks — 7.6%
ABN AMRO Bank NV
2.500% 11/29/23 EUR (b) (c)	114,000	120,191
AIB Group PLC Secured Overnight Financing Rate + 2.330%
6.608% VRN 9/13/29 (b)	200,000	199,168
Banca Transilvania SA 1 yr. EURIBOR ICE Swap + 5.580%
8.875% VRN 4/27/27 EUR (b) (c)	760,000	831,312
Banco Bilbao Vizcaya Argentaria SA
3.375% 9/20/27 EUR (b) (c)	200,000	204,759

	Principal Amount	Value
5 yr. EURIBOR ICE Swap + 2.800% 5.750% VRN 9/15/33 EUR (b) (c)	$100,000	$104,775
1 yr. CMT + 2.300% 5.862% VRN 9/14/26	200,000	197,885
Banco Comercial Portugues SA
3 mo. EUR EURIBOR + 1.550% 1.125% VRN 2/12/27 EUR (b) (c)	200,000	189,628
3 mo. EUR EURIBOR + 2.000% 1.750% VRN 4/07/28 EUR (b) (c)	100,000	92,242
Banco de Credito del Peru SA 5 yr. CMT + 3.000%
3.125% VRN 7/01/30 (b)	200,000	183,596
Banco de Sabadell SA
1 yr. EURIBOR ICE Swap + 1.150% 0.875% VRN 6/16/28 EUR (b) (c)	200,000	180,046
1 yr. EUR Swap + 2.250% 5.125% VRN 11/10/28 EUR (b) (c)	100,000	106,441
Banco Santander SA
1.125% 1/17/25 EUR (b) (c)	200,000	203,086
2.746% 5/28/25	1,200,000	1,130,132
6.921% 8/08/33	200,000	191,097
Bank Hapoalim BM 5 yr. CMT + 2.155%
3.255% VRN 1/21/32 (b)	200,000	170,498
Bank of America Corp.
Secured Overnight Financing Rate + 0.960% 1.734% VRN 7/22/27	585,000	518,403
Secured Overnight Financing Rate + 1.530% 1.898% VRN 7/23/31	1,145,000	870,035
Secured Overnight Financing Rate + 1.220% 2.299% VRN 7/21/32	425,000	322,035
2.375% 6/19/24 EUR (b) (c)	150,000	156,578
2.375% 6/19/24 EUR (b) (c)	150,000	156,578
3 mo. USD Term SOFR + 1.252% 2.496% VRN 2/13/31	1,735,000	1,390,496
Secured Overnight Financing Rate + 2.150% 2.592% VRN 4/29/31	585,000	470,101
3 mo. USD Term SOFR + 1.302% 3.419% VRN 12/20/28	55,000	49,338
3 mo. USD Term SOFR + 1.322% 3.559% VRN 4/23/27	465,000	436,252
4.250% 10/22/26	302,000	286,888
Secured Overnight Financing Rate + 1.570% 5.819% VRN 9/15/29	1,555,000	1,535,916

The accompanying notes are an integral part of the financial statements.

34

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of Ireland Group PLC 1 yr. CMT + 2.650%
6.253% VRN 9/16/26 (b)	$355,000	$352,775
Banque Federative du Credit Mutuel SA
1.250% 5/26/27 EUR (b) (c)	100,000	95,380
1.375% 7/16/28 EUR (b) (c)	100,000	93,317
5.125% 1/13/33 EUR (b) (c)	100,000	102,842
Barclays PLC
1 yr. EUR Swap + 1.260% 0.577% VRN 8/09/29 EUR (b) (c)	215,000	184,367
1 yr. EURIBOR ICE Swap + 0.850% 0.877% VRN 1/28/28 EUR (b) (c)	100,000	93,327
1 yr. CMT + 2.650% 5.501% VRN 8/09/28	225,000	216,197
Secured Overnight Financing Rate + 2.980% 6.224% VRN 5/09/34	305,000	288,923
1 yr. U.K. Government Bond + 2.800% 6.369% VRN 1/31/31 GBP (b) (c)	125,000	149,147
Secured Overnight Financing Rate + 2.620% 6.692% VRN 9/13/34	675,000	658,990
BBVA Bancomer SA 5 yr. CMT + 2.650%
5.125% VRN 1/18/33 (b)	300,000	258,295
BNP Paribas SA 3 mo. EUR EURIBOR + 1.800%
2.125% VRN 1/23/27 EUR (b) (c)	200,000	199,675
BPCE SA
0.250% 1/14/31 EUR (b) (c)	200,000	159,239
0.375% 10/05/23 EUR (b) (c)	100,000	105,701
3.500% 1/25/28 EUR (b) (c)	100,000	102,785
CaixaBank SA
1.125% 5/17/24 EUR (b) (c)	100,000	103,732
1.750% 10/24/23 EUR (b) (c)	100,000	105,566
3.750% 9/07/29 EUR (b) (c)	200,000	205,562
Secured Overnight Financing Rate + 2.700% 6.208% VRN 1/18/29 (b)	500,000	489,178
5 yr. EUR Swap + 3.550% 6.250% VRN 2/23/33 EUR (b) (c)	100,000	105,915
Secured Overnight Financing Rate + 2.080% 6.684% VRN 9/13/27 (b)	420,000	419,815
Secured Overnight Financing Rate + 2.770% 6.840% VRN 9/13/34 (b)	500,000	489,740
Citigroup, Inc.
0.750% 10/26/23 EUR (b) (c)	110,000	116,050

	Principal Amount	Value
Secured Overnight Financing Rate + 1.167% 2.561% VRN 5/01/32	$300,000	$232,229
Secured Overnight Financing Rate + 1.280% 3.070% VRN 2/24/28	570,000	517,047
Secured Overnight Financing Rate + 2.842% 3.106% VRN 4/08/26	240,000	229,036
Secured Overnight Financing Rate + 1.546% 5.610% VRN 9/29/26	565,000	559,255
Secured Overnight Financing Rate + 2.661% 6.174% VRN 5/25/34	360,000	344,024
Cooperatieve Rabobank UA
4.625% 5/23/29 GBP (b) (c)	150,000	166,186
Credit Agricole SA
0.875% 1/14/32 EUR (b) (c)	200,000	159,663
1.000% 9/16/24 EUR (b) (c)	200,000	205,325
Danske Bank AS
1 yr. EURIBOR ICE Swap + 0.880% 0.750% VRN 6/09/29 EUR (b) (c)	100,000	88,287
1 yr. EUR Swap + 0.850% 1.375% VRN 2/17/27 EUR (b) (c)	110,000	107,715
5 yr. EUR Swap + 1.700% 1.375% VRN 2/12/30 EUR (b) (c)	100,000	99,915
3 mo. USD LIBOR + 1.591% 3.244% VRN 12/20/25 (b)	1,040,000	995,979
1 yr. CMT + 1.450% 3.773% VRN 3/28/25 (b)	355,000	349,717
DNB Bank ASA
0.050% 11/14/23 EUR (b) (c)	109,000	114,703
Fifth Third Bancorp
2.375% 1/28/25	90,000	85,451
2.550% 5/05/27	50,000	43,938
3.950% 3/14/28	155,000	141,221
Secured Overnight Financing Rate Index + 2.127% 4.772% VRN 7/28/30	140,000	127,092
Secured Overnight Financing Rate + 2.340% 6.339% VRN 7/27/29	235,000	232,149
Goldman Sachs Group, Inc.
1.375% 5/15/24 EUR (b) (c)	40,000	41,575
Secured Overnight Financing Rate + 0.818% 1.542% VRN 9/10/27	605,000	529,735
1.625% 7/27/26 EUR (b) (c)	140,000	138,875
Secured Overnight Financing Rate + 1.248% 2.383% VRN 7/21/32	510,000	388,410
3.500% 11/16/26	385,000	358,055

The accompanying notes are an integral part of the financial statements.

35

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Secured Overnight Financing Rate + 1.846% 3.615% VRN 3/15/28	$550,000	$507,471
1 yr. U.K. Government Bond + 1.950% 3.625% VRN 10/29/29 GBP (b) (c)	85,000	92,523
Secured Overnight Financing Rate + 1.725% 4.482% VRN 8/23/28	520,000	492,186
HSBC Holdings PLC
3 mo. EUR EURIBOR + 1.290% 4.752% VRN 3/10/28 EUR (b) (c)	280,000	296,137
Secured Overnight Financing Rate + 2.110% 4.755% VRN 6/09/28	770,000	728,527
Secured Overnight Financing Rate + 2.610% 5.210% VRN 8/11/28	440,000	423,618
Secured Overnight Financing Rate + 2.390% 6.254% VRN 3/09/34	705,000	689,031
Huntington National Bank Secured Overnight Financing Rate + 1.215%
5.699% VRN 11/18/25	250,000	244,353
ING Groep NV
3 mo. EUR EURIBOR + 0.850% 1.250% VRN 2/16/27 EUR (b) (c)	200,000	195,793
6.114% 9/11/34	575,000	558,389
Intesa Sanpaolo SpA
1.000% 7/04/24 EUR (b) (c)	300,000	309,518
1.750% 7/04/29 EUR (b) (c)	100,000	89,383
6.625% 6/20/33 (b)	365,000	343,001
JP Morgan Chase & Co.
Secured Overnight Financing Rate + 0.885% 1.578% VRN 4/22/27	465,000	414,981
3 mo. USD Term SOFR + 1.105% 1.764% VRN 11/19/31	955,000	718,314
Secured Overnight Financing Rate + 1.890% 2.182% VRN 6/01/28	675,000	591,441
Secured Overnight Financing Rate + 2.040% 2.522% VRN 4/22/31	165,000	133,746
3 mo. USD Term SOFR + 1.510% 2.739% VRN 10/15/30	265,000	221,611
3 mo. USD Term SOFR + 2.515% 2.956% VRN 5/13/31	1,060,000	870,922
KBC Group NV
0.750% 10/18/23 EUR (b) (c)	100,000	105,573
1 yr. CMT + 2.100% 5.796% VRN 1/19/29 (b)	620,000	605,601

	Principal Amount	Value
1 yr. CMT + 2.050% 6.324% VRN 9/21/34 (b)	$495,000	$480,276
Kreditanstalt fuer Wiederaufbau
4.700% 6/02/37 CAD (c)	65,000	46,275
4.700% 6/02/37 CAD (c)	75,000	53,394
Landsbankinn HF
0.375% 5/23/25 EUR (b) (c)	265,000	258,956
Morgan Stanley
3 mo. EUR EURIBOR + 0.698% 0.406% VRN 10/29/27 EUR (c)	100,000	93,608
3 mo. EUR EURIBOR + 0.867% 0.495% VRN 10/26/29 EUR (c)	260,000	224,742
Secured Overnight Financing Rate + 0.858% 1.512% VRN 7/20/27	630,000	556,662
Secured Overnight Financing Rate + 0.879% 1.593% VRN 5/04/27	670,000	596,354
Secured Overnight Financing Rate + 1.730% 5.123% VRN 2/01/29	880,000	847,454
3 mo. EUR EURIBOR + 1.954% 5.148% VRN 1/25/34 EUR (c)	100,000	108,315
National Australia Bank Ltd.
0.625% 11/10/23 EUR (b) (c)	56,000	58,991
Nationale-Nederlanden Bank NV
0.375% 2/26/25 EUR (b) (c)	100,000	100,123
NatWest Group PLC
3 mo. EUR EURIBOR + 0.949% 0.780% VRN 2/26/30 EUR (b) (c)	180,000	153,006
5 yr. EUR Swap + 1.270% 1.043% VRN 9/14/32 EUR (b) (c)	135,000	118,263
NongHyup Bank
4.875% 7/03/28 (b)	310,000	300,902
OTP Bank Nyrt 3 mo. EUR EURIBOR + 4.523%
7.350% VRN 3/04/26 EUR (b) (c)	140,000	150,380
PNC Financial Services Group, Inc.
2.550% 1/22/30	145,000	117,666
Secured Overnight Financing Rate Index + 2.140% 6.037% VRN 10/28/33	460,000	446,417
QNB Finance Ltd.
2.750% 2/12/27 (b)	200,000	182,720
Santander Holdings USA, Inc.
Secured Overnight Financing Rate + 1.249% 2.490% VRN 1/06/28	170,000	147,607
Secured Overnight Financing Rate + 2.356% 6.499% VRN 3/09/29	100,000	97,526

The accompanying notes are an integral part of the financial statements.

36

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander UK Group Holdings PLC
1 yr. EUR Swap + 0.800% 0.603% VRN 9/13/29 EUR (b) (c)	$275,000	$234,248
1 yr. CMT + 1.250% 1.532% VRN 8/21/26	1,465,000	1,327,952
1 yr. GBP SONIA Linked ICE Swap + 1.250% 2.421% VRN 1/17/29 GBP (b) (c)	100,000	102,688
Shinhan Bank Co. Ltd.
4.500% 4/12/28 (b)	330,000	316,442
Standard Chartered PLC
1 yr. CMT + 1.000% 1.456% VRN 1/14/27 (b)	295,000	263,358
5 yr. EUR Swap + 2.800% 2.500% VRN 9/09/30 EUR (b) (c)	180,000	179,574
3 mo. USD LIBOR + 1.209% 2.819% VRN 1/30/26 (b)	200,000	190,246
1 yr. CMT + 1.650% 3.971% VRN 3/30/26 (b)	285,000	274,353
Truist Financial Corp. Secured Overnight Financing Rate + 1.368%
4.123% VRN 6/06/28	222,000	206,028
UBS Group AG
Secured Overnight Financing Rate Index + 0.980% 1.305% VRN 2/02/27 (b)	340,000	301,515
1 yr. GBP Swap + 1.230% 2.125% VRN 9/12/25 GBP (b) (c)	250,000	291,705
1 yr. EUR Swap + 1.950% 2.875% VRN 4/02/32 EUR (b) (c)	185,000	168,304
3.750% 3/26/25	890,000	856,010
1 yr. CMT + 2.200% 5.959% VRN 1/12/34 (b)	445,000	426,846
1 yr. CMT + 2.000% 6.301% VRN 9/22/34 (b)	325,000	317,414
UniCredit SpA 5 yr. EURIBOR ICE Swap + 4.739%
4.875% VRN 2/20/29 EUR (b) (c)	200,000	210,393
Wells Fargo & Co.
Secured Overnight Financing Rate + 2.100% 2.393% VRN 6/02/28	1,105,000	969,051
3 mo. USD Term SOFR + 1.262% 2.572% VRN 2/11/31	1,225,000	990,187
3 mo. USD Term SOFR + 1.432% 2.879% VRN 10/30/30	2,145,000	1,785,617
Secured Overnight Financing Rate + 2.530% 3.068% VRN 4/30/41	335,000	225,071
4.300% 7/22/27	290,000	273,278
		45,331,612

	Principal Amount	Value
Beverages — 0.2%
Anheuser-Busch InBev SA
1.650% 3/28/31 EUR (b) (c)	$165,000	$149,340
Anheuser-Busch InBev Worldwide, Inc.
4.500% 6/01/50	655,000	547,402
5.550% 1/23/49	400,000	383,117
Carlsberg Breweries AS
0.875% 7/01/29 EUR (b) (c)	140,000	123,694
		1,203,553
Biotechnology — 0.0%
CSL Finance PLC
4.050% 4/27/29 (b)	260,000	242,522
Building Materials — 0.0%
Emerald Debt Merger Sub LLC
6.625% 12/15/30 (b)	125,000	120,335
Victoria PLC
3.625% 8/24/26 EUR (b) (c)	100,000	82,994
		203,329
Chemicals — 0.3%
Braskem Netherlands Finance BV
4.500% 1/31/30 (b)	300,000	244,508
Celanese US Holdings LLC
6.050% 3/15/25	63,000	62,774
6.350% 11/15/28	640,000	631,956
MEGlobal BV
2.625% 4/28/28 (b)	200,000	172,615
Methanex Corp.
5.125% 10/15/27	65,000	59,961
Westlake Corp.
1.625% 7/17/29 EUR (c)	475,000	418,133
		1,589,947
Commercial Services — 0.2%
Albion Financing 1 Sarl/Aggreko Holdings, Inc.
5.250% 10/15/26 EUR (b) (c)	100,000	99,910
Autostrade per l’Italia SpA
2.000% 12/04/28 EUR (b) (c)	165,000	152,602
2.000% 1/15/30 EUR (b) (c)	155,000	136,743
Equifax, Inc.
5.100% 12/15/27	305,000	296,177
Holding d’Infrastructures de Transport SASU
1.475% 1/18/31 EUR (b) (c)	200,000	168,464
IPD 3 BV
8.000% 6/15/28 EUR (b) (c)	100,000	106,592
Loxam SAS
6.375% 5/15/28 EUR (b) (c)	100,000	103,478

The accompanying notes are an integral part of the financial statements.

37

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transurban Finance Co. Pty. Ltd.
3.000% 4/08/30 EUR (b) (c)	$300,000	$291,902
Verisure Holding AB
3.875% 7/15/26 EUR (b) (c)	100,000	99,382
		1,455,250
Computers — 0.0%
Booz Allen Hamilton, Inc.
5.950% 8/04/33	190,000	185,364
Distribution & Wholesale — 0.0%
Ritchie Bros Holdings, Inc.
6.750% 3/15/28 (b)	20,000	19,954
7.750% 3/15/31 (b) (d)	15,000	15,225
		35,179
Diversified Financial Services — 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% 10/29/26	525,000	470,240
3.300% 1/30/32	720,000	572,337
4.450% 4/03/26	270,000	259,213
4.875% 1/16/24	540,000	537,836
Ally Financial, Inc.
4.750% 6/09/27 (d)	1,065,000	981,736
CA Auto Bank SPA
0.500% 9/13/24 EUR (b) (c)	160,000	163,067
Capital One Financial Corp.
1.650% 6/12/29 EUR (c)	300,000	259,443
Secured Overnight Financing Rate + 1.790% 3.273% VRN 3/01/30	265,000	221,672
3.650% 5/11/27	510,000	466,241
3.750% 3/09/27	115,000	105,259
Secured Overnight Financing Rate + 2.160% 4.985% VRN 7/24/26	525,000	509,383
Secured Overnight Financing Rate + 2.600% 5.247% VRN 7/26/30	140,000	129,782
Secured Overnight Financing Rate + 2.600% 5.817% VRN 2/01/34	445,000	401,034
Encore Capital Group, Inc.
5.375% 2/15/26 GBP (b) (c)	140,000	156,614
Intercontinental Exchange, Inc.
2.650% 9/15/40	130,000	84,939
4.350% 6/15/29	465,000	437,253
Iqera Group SAS
4.250% 9/30/24 EUR (b) (c)	100,000	102,684
Jerrold Finco PLC
5.250% 1/15/27 GBP (b) (c)	100,000	107,948

	Principal Amount	Value
Kane Bidco Ltd.
5.000% 2/15/27 EUR (b) (c)	$225,000	$224,041
LeasePlan Corp. NV 5 yr. EURIBOR ICE Swap + 7.556%
7.375% VRN EUR (b) (c) (e)	200,000	209,075
LSEGA Financing PLC
2.000% 4/06/28 (b)	1,520,000	1,290,919
2.500% 4/06/31 (b)	435,000	349,462
3.200% 4/06/41 (b)	200,000	139,132
Nasdaq, Inc.
6.100% 6/28/63	120,000	111,598
Navient Corp.
9.375% 7/25/30	115,000	113,419
OneMain Finance Corp.
7.125% 3/15/26 (d)	55,000	53,866
9.000% 1/15/29	125,000	124,596
		8,582,789
Electric — 2.0%
Abu Dhabi National Energy Co. PJSC
4.375% 1/24/29 (b)	400,000	382,048
Baltimore Gas & Electric Co.
5.400% 6/01/53	200,000	183,795
Duke Energy Corp.
5.000% 8/15/52	1,080,000	897,767
6.100% 9/15/53	615,000	596,437
Duke Energy Indiana LLC
5.400% 4/01/53	365,000	333,821
E.ON International Finance BV
6.250% 6/03/30 GBP (b) (c)	305,000	379,650
Edison International
4.950% 4/15/25	30,000	29,400
EDP - Energias de Portugal SA
2.875% 6/01/26 EUR (b) (c)	200,000	204,517
EDP Finance BV
6.300% 10/11/27 (b)	200,000	202,652
Electricite de France SA
6.125% 6/02/34 GBP (b) (c)	200,000	235,492
Enel Finance America LLC
7.100% 10/14/27 (b)	200,000	206,894
Enel Finance International NV
5.625% 8/14/24 GBP (b) (c)	150,000	182,376
6.800% 10/14/25 (b)	200,000	202,328
Exelon Corp.
5.600% 3/15/53	325,000	295,635
Georgia Power Co.
4.950% 5/17/33	450,000	421,802
Indiana Michigan Power Co.
5.625% 4/01/53	35,000	33,013

The accompanying notes are an integral part of the financial statements.

38

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Interchile SA
4.500% 6/30/56 (b)	$280,000	$210,375
Israel Electric Corp. Ltd.
7.875% 12/15/26 (b)	250,000	259,430
MidAmerican Energy Co.
5.850% 9/15/54	175,000	172,528
NextEra Energy Capital Holdings, Inc.
2.440% 1/15/32	435,000	336,519
3.000% 1/15/52	425,000	250,635
5.000% 7/15/32	125,000	116,816
5.250% 2/28/53	175,000	151,530
5.749% 9/01/25	295,000	294,172
NRG Energy, Inc.
4.450% 6/15/29 (b)	170,000	147,431
Orsted AS
4.875% 1/12/32 GBP (b) (c)	150,000	168,853
Pacific Gas & Electric Co.
2.100% 8/01/27	540,000	461,737
2.500% 2/01/31	465,000	353,763
4.550% 7/01/30	510,000	450,819
6.700% 4/01/53	145,000	136,178
Palomino Funding Trust I
7.233% 5/17/28 (b)	290,000	291,032
RTE Reseau de Transport d’Electricite SADIR
0.750% 1/12/34 EUR (b) (c)	200,000	155,898
Sempra
3.700% 4/01/29	145,000	130,640
Southern California Edison Co.
4.700% 6/01/27	340,000	329,875
5.700% 3/01/53	220,000	202,126
Southern Co.
5.200% 6/15/33	665,000	628,566
5.700% 3/15/34 (d)	320,000	313,390
State Grid Overseas Investment BVI Ltd.
1.375% 5/02/25 EUR (b) (c)	100,000	100,612
Talen Energy Supply LLC
8.625% 6/01/30 (b)	40,000	41,004
TenneT Holding BV
2.000% 6/05/34 EUR (b) (c)	330,000	299,887
Vistra Corp. 5 yr. CMT + 6.930%
8.000% VRN (b) (e)	355,000	338,014
Vistra Operations Co. LLC
5.125% 5/13/25 (b)	485,000	472,595
6.950% 10/15/33 (b)	190,000	186,359
7.750% 10/15/31 (b)	215,000	211,784
		12,000,195

	Principal Amount	Value
Electronics — 0.1%
Sensata Technologies BV
5.875% 9/01/30 (b)	$345,000	$321,410
Engineering & Construction — 0.2%
ABB Finance BV
3.375% 1/16/31 EUR (b) (c)	115,000	116,845
Avinor AS
0.750% 10/01/30 EUR (b) (c)	140,000	118,780
Cellnex Telecom SA
1.750% 10/23/30 EUR (b) (c)	300,000	257,302
Heathrow Funding Ltd.
2.750% 10/13/31 GBP (b) (c)	225,000	229,915
Sydney Airport Finance Co. Pty. Ltd.
4.375% 5/03/33 EUR (b) (c)	220,000	227,135
		949,977
Entertainment — 0.3%
Banijay Entertainment SASU
7.000% 5/01/29 EUR (b) (c)	100,000	104,794
Caesars Entertainment, Inc.
7.000% 2/15/30 (b)	110,000	107,037
Churchill Downs, Inc.
6.750% 5/01/31 (b)	35,000	33,075
Cirsa Finance International Sarl
7.875% 7/31/28 EUR (b) (c)	120,000	127,488
Inter Media & Communication SpA
6.750% 2/09/27 EUR (b) (c)	145,000	146,663
International Game Technology PLC
3.500% 6/15/26 EUR (b) (c)	100,000	100,736
3.500% 6/15/26 EUR (b) (c)	100,000	100,736
Lottomatica SpA 3 mo. EUR EURIBOR + 4.125%
7.928% VRN 6/01/28 EUR (b) (c)	100,000	106,544
Motion Finco Sarl
7.375% 6/15/30 EUR (b) (c)	170,000	176,294
Warnermedia Holdings, Inc.
3.755% 3/15/27	705,000	650,868
		1,654,235
Food — 0.2%
Bellis Acquisition Co. PLC
3.250% 2/16/26 GBP (b) (c)	100,000	105,936
Chobani LLC/Chobani Finance Corp., Inc.
4.625% 11/15/28 (b)	105,000	92,608
Mars, Inc.
4.750% 4/20/33 (b)	440,000	416,471
Mondelez International Holdings Netherlands BV
0.250% 9/09/29 EUR (c)	198,000	168,889

The accompanying notes are an integral part of the financial statements.

39

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mondelez International, Inc.
0.250% 3/17/28 EUR (c)	$237,000	$213,445
Tesco Corporate Treasury Services PLC
0.875% 5/29/26 EUR (b) (c)	150,000	145,410
1.875% 11/02/28 GBP (b) (c)	150,000	151,213
		1,293,972
Gas — 0.1%
APA Infrastructure Ltd.
3.500% 3/22/30 GBP (b) (c)	150,000	153,938
Boston Gas Co.
6.119% 7/20/53 (b)	155,000	146,330
NiSource, Inc.
5.250% 3/30/28	85,000	83,303
Snam SpA
0.875% 10/25/26 EUR (b) (c)	185,000	177,652
		561,223
Health Care – Products — 0.2%
Avantor Funding, Inc.
4.625% 7/15/28 (b)	105,000	95,726
Becton Dickinson Euro Finance Sarl
1.213% 2/12/36 EUR (c)	100,000	72,705
Medtronic Global Holdings SCA
0.375% 10/15/28 EUR (c)	100,000	88,955
Revvity, Inc.
1.900% 9/15/28	410,000	340,303
2.250% 9/15/31	220,000	167,206
3.300% 9/15/29	125,000	108,462
Thermo Fisher Scientific, Inc.
0.875% 10/01/31 EUR (c)	140,000	116,521
2.375% 4/15/32 EUR (c)	100,000	93,059
		1,082,937
Health Care – Services — 1.2%
Centene Corp.
2.450% 7/15/28	230,000	194,314
2.625% 8/01/31	315,000	241,259
3.375% 2/15/30	515,000	429,547
4.625% 12/15/29	875,000	788,051
Charles River Laboratories International, Inc.
4.000% 3/15/31 (b)	110,000	93,087
Elevance Health, Inc.
5.125% 2/15/53	220,000	194,229
Fresenius Medical Care AG & Co. KGaA
0.250% 11/29/23 EUR (b) (c)	72,000	75,647
Fresenius SE & Co. KGaA
5.000% 11/28/29 EUR (b) (c)	100,000	106,732

	Principal Amount	Value
HCA, Inc.
3.125% 3/15/27	$235,000	$213,518
3.375% 3/15/29	90,000	78,855
3.500% 9/01/30	499,000	422,167
5.375% 9/01/26	170,000	166,838
5.875% 2/15/26	160,000	159,113
Humana, Inc.
4.875% 4/01/30	550,000	520,265
5.500% 3/15/53	740,000	672,444
IQVIA, Inc.
6.500% 5/15/30 (b)	200,000	195,754
Molina Healthcare, Inc.
4.375% 6/15/28 (b)	75,000	67,204
Sutter Health
5.164% 8/15/33	140,000	134,388
5.547% 8/15/53	125,000	119,850
UnitedHealth Group, Inc.
4.500% 4/15/33	420,000	388,631
5.050% 4/15/53	1,040,000	930,450
5.875% 2/15/53	735,000	737,615
		6,929,958
Insurance — 1.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.750% 4/15/28 (b)	295,000	284,691
Allianz SE 10 yr. EURIBOR ICE Swap + 3.200%
3.375% VRN EUR (b) (c) (e)	400,000	412,539
AmWINS Group, Inc.
4.875% 6/30/29 (b)	140,000	122,672
Aon Corp.
2.800% 5/15/30	145,000	120,669
Athene Global Funding
0.832% 1/08/27 EUR (b) (c)	165,000	152,656
Berkshire Hathaway Finance Corp.
1.500% 3/18/30 EUR (c)	167,000	151,240
2.500% 1/15/51	610,000	352,798
2.850% 10/15/50	185,000	115,101
3.850% 3/15/52	195,000	145,453
CNO Financial Group, Inc.
5.250% 5/30/25	217,000	212,651
Corebridge Financial, Inc.
3.900% 4/05/32	145,000	122,017
Credit Agricole Assurances SA 5 yr. EURIBOR ICE Swap + 2.650%
2.625% VRN 1/29/48 EUR (b) (c)	200,000	185,067
Equitable Holdings, Inc.
4.350% 4/20/28	1,150,000	1,070,654

The accompanying notes are an integral part of the financial statements.

40

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hannover Rueck SE
3 mo. EUR EURIBOR + 2.380% 1.125% VRN 10/09/39 EUR (b) (c)	$200,000	$166,210
3 mo. EUR EURIBOR + 3.000% 1.750% VRN 10/08/40 EUR (b) (c)	300,000	249,859
HUB International Ltd.
7.250% 6/15/30 (b)	285,000	284,478
Jackson Financial, Inc.
5.170% 6/08/27 (d)	400,000	385,577
Jones Deslauriers Insurance Management, Inc.
8.500% 3/15/30 (b)	140,000	141,028
Legal & General Group PLC 5 yr. U.K. Government Bond + 4.580%
5.375% VRN 10/27/45 GBP (b) (c)	185,000	219,138
Marsh & McLennan Cos., Inc.
2.250% 11/15/30	185,000	148,041
5.700% 9/15/53 (d)	530,000	511,761
Metropolitan Life Global Funding I
5.000% 1/10/30 GBP (b) (c)	100,000	117,954
5.150% 3/28/33 (b)	240,000	227,268
		5,899,522
Internet — 0.2%
Gen Digital, Inc.
7.125% 9/30/30 (b) (d)	32,000	31,524
Match Group Holdings II LLC
5.000% 12/15/27 (b)	128,000	118,057
MercadoLibre, Inc.
3.125% 1/14/31	200,000	157,378
Meta Platforms, Inc.
5.600% 5/15/53	665,000	629,395
Netflix, Inc.
3.875% 11/15/29 EUR (b) (c)	125,000	128,072
4.625% 5/15/29 EUR (c)	100,000	106,602
Tencent Holdings Ltd.
3.240% 6/03/50 (b)	350,000	201,374
United Group BV
4.625% 8/15/28 EUR (b) (c)	100,000	89,866
		1,462,268
Investment Companies — 0.0%
MDGH GMTN RSC Ltd.
4.375% 11/22/33 (b)	200,000	182,250
Iron & Steel — 0.0%
ABJA Investment Co. Pte. Ltd.
5.950% 7/31/24 (b)	200,000	199,316
Leisure Time — 0.2%
Carnival Corp.
7.000% 8/15/29 (b)	95,000	93,673
10.500% 6/01/30 (b)	245,000	252,318

	Principal Amount	Value
Deuce Finco PLC
5.500% 6/15/27 GBP (b) (c)	$100,000	$106,984
Harley-Davidson Financial Services, Inc.
5.125% 4/05/26 EUR (b) (c)	210,000	224,421
Life Time, Inc.
5.750% 1/15/26 (b)	125,000	121,123
Royal Caribbean Cruises Ltd.
11.625% 8/15/27 (b)	40,000	43,396
8.250% 1/15/29 (b)	200,000	207,492
		1,049,407
Lodging — 0.1%
Las Vegas Sands Corp.
3.500% 8/18/26	210,000	191,108
Marriott International, Inc.
4.900% 4/15/29	100,000	95,345
5.000% 10/15/27	335,000	326,466
		612,919
Machinery – Diversified — 0.0%
Highland Holdings Sarl
0.318% 12/15/26 EUR (c)	122,000	114,687
TK Elevator Midco GmbH
4.375% 7/15/27 EUR (b) (c)	100,000	95,650
		210,337
Media — 0.4%
Altice Financing SA
4.250% 8/15/29 EUR (b) (c)	100,000	87,752
5.000% 1/15/28 (b)	260,000	222,010
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 2/01/31 (b)	130,000	103,485
6.375% 9/01/29 (b)	75,000	69,935
7.375% 3/01/31 (b)	25,000	24,146
Charter Communications Operating LLC/Charter Communications Operating Capital
5.250% 4/01/53	285,000	213,038
5.750% 4/01/48	230,000	183,646
6.484% 10/23/45	105,000	91,680
Comcast Corp.
3.250% 11/01/39	295,000	215,506
DISH DBS Corp.
5.750% 12/01/28 (b)	65,000	49,969
DISH Network Corp.
11.750% 11/15/27 (b)	85,000	85,635
RCS & RDS SA
3.250% 2/05/28 EUR (b) (c)	200,000	173,918
Sirius XM Radio, Inc.
4.000% 7/15/28 (b)	180,000	153,642

The accompanying notes are an integral part of the financial statements.

41

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.000% 8/01/27 (b)	$11,000	$10,047
Univision Communications, Inc.
7.375% 6/30/30 (b) (d)	65,000	59,403
8.000% 8/15/28 (b) (d)	55,000	53,323
VZ Secured Financing BV
3.500% 1/15/32 EUR (b) (c)	100,000	81,125
Walt Disney Co.
3.600% 1/13/51	255,000	176,870
Ziggo BV
2.875% 1/15/30 EUR (b) (c)	100,000	85,510
		2,140,640
Mining — 0.1%
Anglo American Capital PLC
3.375% 3/11/29 GBP (b) (c)	140,000	148,875
BHP Billiton Finance USA Ltd.
5.500% 9/08/53	125,000	119,579
Hudbay Minerals, Inc.
6.125% 4/01/29 (b)	60,000	55,515
		323,969
Oil & Gas — 0.5%
BP Capital Markets PLC
2.213% 9/25/26 EUR (b) (c)	160,000	160,922
Chesapeake Energy Corp.
6.750% 4/15/29 (b) (d)	75,000	73,395
Diamondback Energy, Inc.
6.250% 3/15/53	220,000	209,877
Occidental Petroleum Corp.
6.200% 3/15/40	315,000	300,260
6.450% 9/15/36	80,000	78,555
6.625% 9/01/30	510,000	516,757
8.500% 7/15/27	115,000	123,144
8.875% 7/15/30	680,000	764,531
Petroleos Mexicanos
4.750% 2/26/29 EUR (b) (c)	365,000	291,159
Pioneer Natural Resources Co.
5.100% 3/29/26	145,000	143,136
Saudi Arabian Oil Co.
4.250% 4/16/39 (b)	200,000	162,490
		2,824,226
Packaging & Containers — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.000% 9/01/29 EUR (b) (c)	180,000	144,171
Ball Corp.
6.875% 3/15/28	140,000	140,847
Graphic Packaging International LLC
2.625% 2/01/29 EUR (b) (c)	100,000	91,713

	Principal Amount	Value
Sealed Air Corp.
5.000% 4/15/29 (b)	$75,000	$67,434
Sealed Air Corp./Sealed Air Corp. US
6.125% 2/01/28 (b)	20,000	19,370
		463,535
Pharmaceuticals — 1.2%
AbbVie, Inc.
2.625% 11/15/28 EUR (c)	225,000	223,370
4.050% 11/21/39	270,000	220,893
4.250% 11/21/49	325,000	257,290
4.700% 5/14/45	530,000	451,492
4.875% 11/14/48	980,000	856,409
Bayer Capital Corp. BV
1.250% 11/13/23 EUR (b) (c)	56,000	58,999
Becton Dickinson & Co.
2.823% 5/20/30	510,000	429,371
3.020% 5/24/25 GBP (c)	150,000	175,632
CVS Health Corp.
3.250% 8/15/29	135,000	118,115
5.050% 3/25/48	823,000	683,786
5.625% 2/21/53	430,000	386,482
5.875% 6/01/53	230,000	212,691
Gruenenthal GmbH
6.750% 5/15/30 EUR (b) (c)	100,000	107,047
Merck & Co., Inc.
5.000% 5/17/53	285,000	259,197
Pfizer Investment Enterprises Pte. Ltd.
4.750% 5/19/33	280,000	264,678
5.300% 5/19/53	275,000	255,517
5.340% 5/19/63	440,000	401,959
Sanofi
2.500% 11/14/23 EUR (b) (c)	100,000	105,520
Teva Pharmaceutical Finance Netherlands III BV
7.875% 9/15/29	200,000	202,613
Upjohn Finance BV
1.908% 6/23/32 EUR (b) (c)	145,000	117,924
Utah Acquisition Sub, Inc.
3.125% 11/22/28 EUR (b) (c)	155,000	150,441
3.950% 6/15/26	1,030,000	964,847
5.250% 6/15/46	45,000	33,230
Viatris, Inc.
3.850% 6/22/40	401,000	261,166
4.000% 6/22/50	215,000	129,975
		7,328,644
Pipelines — 0.9%
Boardwalk Pipelines LP
3.400% 2/15/31	890,000	739,066

The accompanying notes are an integral part of the financial statements.

42

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC
5.125% 6/30/27	$140,000	$136,045
Columbia Pipelines Holding Co. LLC
6.042% 8/15/28 (b)	295,000	293,505
Energy Transfer LP
2.900% 5/15/25	185,000	175,755
Enterprise Products Operating LLC
3.200% 2/15/52	260,000	166,004
Kinetik Holdings LP
5.875% 6/15/30 (b) (d)	90,000	84,375
NuStar Logistics LP
5.750% 10/01/25	80,000	77,800
ONEOK, Inc.
5.800% 11/01/30	170,000	166,439
6.050% 9/01/33	250,000	245,608
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
7.500% 10/01/25 (b) (d)	110,000	109,699
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% 1/15/32	125,000	105,185
4.875% 2/01/31	25,000	22,391
5.500% 3/01/30	150,000	140,387
6.875% 1/15/29	213,000	213,204
Transcanada Trust 3 mo. CAD CDOR + 3.080%
4.650% VRN 5/18/77 CAD (c)	650,000	417,986
Transcontinental Gas Pipe Line Co. LLC
4.600% 3/15/48	110,000	87,133
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (b)	55,000	46,281
3.875% 11/01/33 (b)	80,000	62,114
4.125% 8/15/31 (b)	65,000	53,340
6.250% 1/15/30 (b)	115,000	109,695
Venture Global LNG, Inc.
8.125% 6/01/28 (b)	205,000	202,979
8.375% 6/01/31 (b)	550,000	540,684
Williams Cos., Inc.
3.750% 6/15/27	1,170,000	1,087,843
		5,283,518
Private Equity — 0.1%
GTCR W-2 Merger Sub LLC
7.500% 1/15/31 (b) (f)	400,000	400,560
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV
8.500% 1/15/31 GBP (b) (c) (f)	100,000	124,603
		525,163

	Principal Amount	Value
Real Estate — 0.2%
Akelius Residential Property AB
1.750% 2/07/25 EUR (b) (c)	$170,000	$170,790
Blackstone Property Partners Europe Holdings Sarl
1.750% 3/12/29 EUR (b) (c)	280,000	231,826
CBRE Services, Inc.
5.950% 8/15/34	420,000	396,149
Howard Hughes Corp.
5.375% 8/01/28 (b)	40,000	35,243
Logicor Financing Sarl
1.500% 7/13/26 EUR (b) (c)	167,000	158,064
Vonovia Finance BV
2.250% 12/15/23 EUR (b) (c)	100,000	105,246
		1,097,318
Real Estate Investment Trusts (REITS) — 1.2%
Brixmor Operating Partnership LP
4.050% 7/01/30	301,000	262,774
4.125% 6/15/26	2,000,000	1,883,450
4.125% 5/15/29	160,000	142,515
Crown Castle, Inc.
2.250% 1/15/31	715,000	554,888
Essex Portfolio LP
4.000% 3/01/29	760,000	690,333
GLP Capital LP/GLP Financing II, Inc.
3.350% 9/01/24	125,000	121,434
Healthcare Realty Holdings LP
2.050% 3/15/31	230,000	166,186
3.625% 1/15/28	850,000	756,786
Inmobiliaria Colonial Socimi SA
1.625% 11/28/25 EUR (b) (c)	200,000	200,192
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
5.750% 2/01/27	55,000	52,937
Prologis LP
2.250% 6/30/29 GBP (c)	150,000	151,475
Public Storage Operating Co.
5.350% 8/01/53	95,000	86,742
Realty Income Corp.
3.950% 8/15/27	330,000	309,410
Regency Centers LP
3.600% 2/01/27	305,000	285,126
4.125% 3/15/28	815,000	754,182
SBA Tower Trust
1.840% 4/15/27 (b)	635,000	544,003
2.593% 10/15/56 (b)	515,000	393,105
		7,355,538

The accompanying notes are an integral part of the financial statements.

43

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 0.2%
Bath & Body Works, Inc.
6.625% 10/01/30 (b)	$90,000	$84,376
Lowe’s Cos., Inc.
4.250% 4/01/52	265,000	195,487
5.625% 4/15/53	195,000	177,239
5.750% 7/01/53	150,000	139,924
Next Group PLC
3.625% 5/18/28 GBP (b) (c)	250,000	275,706
Ross Stores, Inc.
1.875% 4/15/31	535,000	408,175
Yum! Brands, Inc.
5.375% 4/01/32	140,000	128,005
		1,408,912
Savings & Loans — 0.0%
Nationwide Building Society
3 mo. EUR EURIBOR + 0.930% 1.500% VRN 3/08/26 EUR (b) (c)	140,000	141,421
5 yr. EUR Swap + 1.500% 2.000% VRN 7/25/29 EUR (b) (c)	150,000	153,556
		294,977
Semiconductors — 0.0%
Micron Technology, Inc.
6.750% 11/01/29	210,000	213,369
Software — 0.2%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% 6/15/29 (b)	115,000	114,574
Central Parent, Inc./CDK Global, Inc.
7.250% 6/15/29 (b)	74,000	71,744
Fiserv, Inc.
1.625% 7/01/30 EUR (c)	100,000	88,573
3.000% 7/01/31 GBP (c)	250,000	250,313
4.500% 5/24/31 EUR (c)	200,000	209,325
Intuit, Inc.
5.500% 9/15/53	245,000	235,060
		969,589
Telecommunications — 1.4%
Altice France SA
3.375% 1/15/28 EUR (b) (c)	135,000	105,501
America Movil SAB de CV
5.750% 6/28/30 GBP (c)	190,000	232,872
AT&T, Inc.
3.500% 9/15/53	1,345,000	831,007
3.950% 4/30/31 EUR (c)	350,000	355,748
Chorus Ltd.
3.625% 9/07/29 EUR (c)	215,000	218,808

	Principal Amount	Value
CK Hutchison Group Telecom Finance SA
0.375% 10/17/23 EUR (b) (c)	$109,000	$115,061
Lorca Telecom Bondco SA
4.000% 9/18/27 EUR (b) (c)	235,000	230,573
NBN Co. Ltd.
4.125% 3/15/29 EUR (b) (c)	355,000	371,618
Orange SA
3.250% 1/15/32 GBP (b) (c)	200,000	207,813
PLT VII Finance Sarl
4.625% 1/05/26 EUR (b) (c)	100,000	102,157
Rogers Communications, Inc.
3.200% 3/15/27	185,000	169,211
3.800% 3/15/32	295,000	245,153
4.350% 5/01/49	40,000	28,496
4.550% 3/15/52	1,805,000	1,316,604
Sprint Capital Corp.
6.875% 11/15/28	670,000	691,773
8.750% 3/15/32	345,000	399,112
T-Mobile USA, Inc.
5.750% 1/15/54	855,000	787,903
6.000% 6/15/54	355,000	338,394
TDC Net AS
5.618% 2/06/30 EUR (b) (c)	370,000	380,844
Tele2 AB
0.750% 3/23/31 EUR (b) (c)	230,000	187,639
Verizon Communications, Inc.
2.550% 3/21/31	249,000	198,262
2.625% 12/01/31 EUR (c)	235,000	220,262
Vmed O2 UK Financing I PLC
4.500% 7/15/31 GBP (b) (c)	155,000	147,753
4.500% 7/15/31 GBP (b) (c)	150,000	142,986
Xiaomi Best Time International Ltd., Convertible,
0.000% 12/17/27 (b)	200,000	170,899
		8,196,449
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.
3.550% 11/19/26	91,000	84,767
Mattel, Inc.
5.875% 12/15/27 (b)	430,000	417,993
		502,760
Transportation — 0.1%
Brambles Finance PLC
4.250% 3/22/31 EUR (b) (c)	180,000	187,784
Deutsche Post AG
2.750% 10/09/23 EUR (b) (c)	62,000	65,510

The accompanying notes are an integral part of the financial statements.

44

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
InPost SA
2.250% 7/15/27 EUR (b) (c)	$100,000	$91,481
		344,775
Water — 0.1%
Severn Trent Utilities Finance PLC
4.625% 11/30/34 GBP (b) (c)	160,000	173,346
Veolia Environnement SA
0.314% 10/04/23 EUR (b) (c)	100,000	105,710
1.940% 1/07/30 EUR (b) (c)	200,000	186,821
		465,877

TOTAL CORPORATE DEBT (Cost $154,619,847)		139,588,806

MUNICIPAL OBLIGATIONS — 0.1%
Commonwealth of Puerto Rico, General Obligation
0.000% 11/01/43	698,226	362,205

TOTAL MUNICIPAL OBLIGATIONS (Cost $386,329)		362,205

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.2%
Automobile Asset-Backed Securities — 1.4%
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class D, 1.490% 9/18/26	275,000	256,279
Series 2023-1, Class C, 5.800% 12/18/28	400,000	391,716
CarMax Auto Owner Trust, Series 2022-1, Class D
2.470% 7/17/28	280,000	251,515
Exeter Automobile Receivables Trust
Series 2021-2A, Class D, 1.400% 4/15/27	235,000	218,869
Series 2022-1A, Class D, 3.020% 6/15/28	995,000	929,730
Series 2022-2A, Class C, 3.850% 7/17/28	820,000	799,196
Series 2022-3A, Class C, 5.300% 9/15/27	520,000	510,900
Series 2023-1A, Class D, 6.690% 6/15/29	85,000	83,487
Ford Credit Auto Lease Trust, Series 2023-A, Class C
5.540% 12/15/26	850,000	821,907
Ford Credit Auto Owner Trust
Series 2023-1, Class A, 4.850% 8/15/35 (b)	895,000	869,816

	Principal Amount	Value
Series 2022-C, Class C, 5.220% 3/15/30	$200,000	$192,747
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C
1.310% 10/15/25 (b)	290,000	289,455
Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B
1.833% 12/15/31 (b)	70,443	68,085
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D
1.570% 1/15/27 (b)	735,000	674,647
Santander Drive Auto Receivables Trust
Series 2021-4, Class D, 1.670% 10/15/27	310,000	288,914
Series 2022-6, Class B, 4.720% 6/15/27	850,000	837,047
Santander Retail Auto Lease Trust, Series 2021-A, Class D
1.380% 3/22/27 (b)	715,000	695,924
		8,180,234
Commercial Mortgage-Backed Securities — 1.3%
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 1 mo. USD Term SOFR + 1.297%
6.630% FRN 9/15/32 (b)	235,000	233,458
Aventura Mall Trust, Series 2018-AVM, Class A,
4.249% VRN 7/05/40 (b) (g)	380,000	341,648
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, 1 mo. USD Term SOFR + 2.274%
7.607% FRN 11/15/34 (b)	245,000	99,195
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B, 1 mo. USD Term SOFR + 3.141%
8.473% FRN 6/15/27 (b)	465,000	464,710
BX Trust, Series 2021-ARIA, Class B, 1 mo. USD Term SOFR + 1.411%
6.744% FRN 10/15/36 (b)	475,000	459,411
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class B
3.267% 11/15/52	295,000	229,729
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D, 3.635% VRN 5/10/35 (b) (g)	315,000	279,526
Series 2013-375P, Class C, 3.635% VRN 5/10/35 (b) (g)	390,000	345,839

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
COMM Mortgage Trust, Series 2015-LC23, Class AM,
4.158% VRN 10/10/48 (g)	$1,650,000	$1,501,777
Credit Suisse Mortgage Trust
Series 2020-NET, Class A, 2.257% 8/15/37 (b)	296,060	264,846
Series 2020-NET, Class C, 3.526% 8/15/37 (b)	480,000	422,429
DC Office Trust, Series 2019-MTC, Class D,
3.174% VRN 9/15/45 (b) (g)	520,000	312,314
Great Wolf Trust
Series 2019-WOLF, Class A, 1 mo. USD Term SOFR + 1.148% 6.481% FRN 12/15/36 (b)	710,000	706,450
Series 2019-WOLF, Class C, 1 mo. USD Term SOFR + 1.747% 7.080% FRN 12/15/36 (b)	435,000	429,834
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.248% 7/05/33 (b)	115,000	103,289
VNDO Trust, Series 2016-350P, Class D,
4.033% VRN 1/10/35 (b) (g)	215,000	186,416
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.025% 9/15/50	1,010,000	865,454
Series 2021-SAVE, Class C, 1 mo. USD Term SOFR + 1.914% 7.248% FRN 2/15/40 (b)	324,000	293,481
		7,539,806
Other Asset-Backed Securities — 2.3%
522 Funding CLO Ltd., Series 2019-5A, Class BR, 3 mo. USD Term SOFR + 1.850%
7.158% FRN 4/15/35 (b)	465,000	450,870
AGL CLO 17 Ltd., Series 2022-17A, Class A, 3 mo. USD Term SOFR + 1.330%
6.664% FRN 1/21/35 (b)	630,000	621,616
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class C
2.370% 4/20/28 (b)	175,000	160,568
Applebee’s Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2
7.824% 3/05/53 (b)	270,000	264,500

	Principal Amount	Value
Carlyle US CLO Ltd., Series 2019-4A, Class A11R, 3 mo. USD Term SOFR + 1.320%
6.628% FRN 4/15/35 (b)	$865,000	$855,822
CIFC Funding Ltd.
Series 2021-3A, Class A, 3 mo. USD Term SOFR + 1.402% 6.710% FRN 7/15/36 (b)	585,000	580,948
Series 2020-1A, Class A1R, 3 mo. USD Term SOFR + 1.412% 6.720% FRN 7/15/36 (b)	925,000	919,287
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2
4.940% 1/25/52 CAD (b)	275,000	181,950
Driven Brands Funding LLC
Series 2020-2A, Class A2, 3.237% 1/20/51 (b)	550,875	469,610
Series 2020-1A, Class A2, 3.786% 7/20/50 (b)	266,750	234,120
Dryden 86 CLO Ltd., Series 2020-86A, Class A1R, 3 mo. USD Term SOFR + 1.362%
6.670% FRN 7/17/34 (b)	600,000	595,568
Elara HGV Timeshare Issuer LLC
Series 2023-A, Class A, 6.159% 2/25/38 (b) (f)	355,000	354,982
Series 2023-A, Class B, 6.530% 2/25/38 (b) (f)	180,000	179,990
Hardee’s Funding LLC
Series 2021-1A, Class A2, 2.865% 6/20/51 (b)	293,250	230,170
Series 2018-1A, Class AII, 4.959% 6/20/48 (b)	308,750	291,010
HPEFS Equipment Trust
Series 2022-1A, Class C, 1.960% 5/21/29 (b)	129,000	123,453
Series 2022-1A, Class D, 2.400% 11/20/29 (b)	350,000	324,249
Series 2022-3A, Class C, 6.130% 8/20/29 (b)	615,000	612,933
Series 2023-2A, Class B, 6.250% 1/21/31 (b)	100,000	100,098
Series 2023-2A, Class C, 6.480% 1/21/31 (b)	140,000	140,294
Series 2023-2A, Class D, 6.970% 7/21/31 (b)	100,000	100,173
HPS Loan Management Ltd.
Series 2021-16A, Class A1, 3 mo. USD Term SOFR + 1.402% 6.747% FRN 1/23/35 (b)	290,000	286,483
Series 11A-17, Class BR, 3 mo. USD Term SOFR + 1.812% 7.182% FRN 5/06/30 (b)	265,000	261,549

The accompanying notes are an integral part of the financial statements.

46

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kubota Credit Owner Trust, Series 2023-1A, Class A4
5.070% 2/15/29 (b)	$110,000	$108,348
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 3 mo. USD Term SOFR + 1.290%
6.598% FRN 10/15/32 (b)	465,000	461,205
MVW Owner Trust, Series 2023-1A, Class A
4.930% 10/20/40 (b)	559,384	542,689
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class AR, 3 mo. USD Term SOFR + 1.252%
6.572% FRN 1/20/32 (b)	1,445,000	1,438,688
Neuberger Berman Loan Advisers CLO 43 Ltd., Series 2021-43A, Class A, 3 mo. USD Term SOFR + 1.392%
6.700% FRN 7/17/35 (b)	685,000	680,558
Octane Receivables Trust
Series 2023-1A, Class A, 5.870% 5/21/29 (b)	120,663	120,381
Series 2023-3A, Class B, 6.480% 7/20/29 (b)	150,000	150,358
Series 2023-3A, Class C, 6.740% 8/20/29 (b)	100,000	100,066
Series 2023-3A, Class D, 7.580% 9/20/29 (b)	100,000	99,703
OZLM VII Ltd., Series 2014-7RA, Class A1R, 3 mo. USD Term SOFR + 1.272%
6.580% FRN 7/17/29 (b)	129,233	128,836
Palmer Square CLO Ltd., Series 2022-1A, Class A, 3 mo. USD Term SOFR + 1.320%
6.646% FRN 4/20/35 (b)	480,000	475,287
Progress Residential Trust, Series 2023-SFR2, Class A
4.500% 10/17/28 (b) (f)	475,000	446,605
Symphony CLO XXXI Ltd., Series 2022-31A, Class B, 3 mo. USD Term SOFR + 1.850%
7.196% FRN 4/22/35 (b)	410,000	397,353
Verizon Master Trust, Series 2023-1, Class C
4.980% 1/22/29	250,000	238,767
Wellfleet CLO Ltd., Series 2017-2A, Class A1R, 3 mo. USD Term SOFR + 1.322%
6.648% FRN 10/20/29 (b)	292,798	292,516
		14,021,603

	Principal Amount	Value
Student Loans Asset-Backed Securities — 0.2%
Navient Private Education Refi Loan Trust, Series 2020-CA, Class B
2.830% 11/15/68 (b)	$470,000	$374,742
SMB Private Education Loan Trust
Series 2020-BA, Class A1A, 1.290% 7/15/53 (b)	158,503	140,304
Series 2021-A, Class B, 2.310% 1/15/53 (b)	570,000	518,113
Series 2018-A, Class A2A, 3.500% 2/15/36 (b)	498,188	478,120
		1,511,279
Whole Loan Collateral Collateralized Mortgage Obligations — 1.0%
Angel Oak Mortgage Trust
Series 2022-1, Class A1, 2.881% STEP 12/25/66 (b)	294,216	251,288
Series 2020-5, Class M1, 2.970% VRN 5/25/65 (b) (g)	275,000	222,219
Bayview MSR Opportunity Master Fund Trust, Series 2021-4, Class A20,
2.500% VRN 10/25/51 (b) (g)	409,533	300,862
BINOM Securitization Trust, Series 2021-INV1, Class A1,
2.034% VRN 6/25/56 (b) (g)	270,019	224,146
CIM Trust, Series 2021-INV1, Class A29,
2.500% VRN 7/01/51 (b) (g)	577,645	423,644
Citigroup Mortgage Loan Trust, Series 2022-INV1, Class A4B,
3.000% VRN 11/27/51 (b) (g)	212,943	164,490
COLT Mortgage Loan Trust, Series 2020-3, Class A1,
1.506% VRN 4/27/65 (b) (g)	162	150
Flagstar Mortgage Trust
Series 2018-6RR, Class 2A4, 4.000% VRN 9/25/48 (b) (g)	14,092	13,172
Series 2020-1INV, Class A11, 1 mo. USD Term SOFR + 0.964% 6.000% FRN 3/25/50 (b)	82,043	77,124
Galton Funding Mortgage Trust, Series 2018-1, Class A23,
3.500% VRN 11/25/57 (b) (g)	18,546	15,901
GCAT Trust, Series 2023-INV1, Class A1,
6.000% VRN 8/25/53 (b) (g)	846,920	829,519
GS Mortgage-Backed Securities Trust
Series 2021-GR1, Class A4, 2.500% VRN 11/25/51 (b) (g)	435,260	319,763
Series 2021-GR2, Class A4, 2.500% VRN 2/25/52 (b) (g)	446,891	328,308

The accompanying notes are an integral part of the financial statements.

47

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2020-INV1, Class A14, 2.924% VRN 10/25/50 (b) (g)	$232,553	$186,851
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A1,
1.073% VRN 9/25/56 (b) (g)	197,862	150,000
JP Morgan Mortgage Trust
Series 2020-LTV1, Class B1, 3.273% VRN 6/25/50 (b) (g)	351,110	273,292
Series 2019-INV3, Class A15, 3.500% VRN 5/25/50 (b) (g)	89,874	76,961
Series 2019-INV3, Class A3, 3.500% VRN 5/25/50 (b) (g)	104,399	89,399
Series 2020-LTV1, Class A15, 3.500% VRN 6/25/50 (b) (g)	9,321	8,796
Series 2020-LTV1, Class A3, 3.500% VRN 6/25/50 (b) (g)	21,805	20,607
Series 2020-INV1, Class A3, 3.500% VRN 8/25/50 (b) (g)	92,413	78,511
Series 2020-5, Class B2, 3.578% VRN 12/25/50 (b) (g)	329,998	263,923
Series 2020-INV1, Class A11, 1 mo. USD Term SOFR + 0.944% 6.000% FRN 8/25/50 (b)	58,528	54,793
OBX Trust
Series 2020-EXP1, Class 1A8, 3.500% VRN 2/25/60 (b) (g)	243,935	203,862
Series 2019-INV2, Class A25, 4.000% VRN 5/27/49 (b) (g)	99,286	88,120
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (b) (g)	38,091	33,803
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (b) (g)	47,350	42,980
Series 2018-CH1, Class A19, 4.000% VRN 3/25/48 (b) (g)	63,190	55,762
Series 2018-CH2, Class A21, 4.000% VRN 6/25/48 (b) (g)	21,509	18,997
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (b) (g)	7,456	7,123
SG Residential Mortgage Trust, Series 2019-3, Class A1,
2.703% VRN 9/25/59 (b) (g)	10,370	9,972
Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 1 mo. USD Term SOFR + 1.114%
6.434% FRN 10/25/59 (b)	99,006	99,189
Verus Securitization Trust
Series 2021-5, Class A2, 1.218% VRN 9/25/66 (b) (g)	266,446	208,785
Series 2022-1, Class A1, 2.724% STEP 1/25/67 (b)	712,400	615,924

	Principal Amount	Value
Series 2020-INV1, Class A3, 3.889% VRN 3/25/60 (b) (g)	$100,000	$94,042
		5,852,278

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $40,356,725)		37,105,200

SOVEREIGN DEBT OBLIGATIONS — 17.6%
Albania Government International Bond
3.500% 10/09/25 EUR (b) (c)	160,000	162,563
3.500% 6/16/27 EUR (b) (c)	105,000	103,267
3.500% 11/23/31 EUR (b) (c)	290,000	251,040
5.900% 6/09/28 EUR (b) (c)	410,000	421,552
Australia Government International Bond
3.000% 3/21/47 AUD (b) (c)	738,000	351,603
4.500% 4/21/33 AUD (b) (c)	3,362,000	2,166,161
Austria Government Bond
0.750% 3/20/51 EUR (b) (c)	1,074,000	576,277
Brazil Notas do Tesouro Nacional Serie B
6.000% 5/15/25 BRL (c) (h)	270,000	223,472
6.000% 8/15/30 BRL (c)	720,000	612,206
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/27 BRL (c)	2,855,000	554,946
10.000% 1/01/31 BRL (c) (h)	2,781,000	514,688
Bulgaria Government International Bond
4.500% 1/27/33 EUR (b) (c)	230,000	234,487
4.500% 1/27/33 EUR (b) (c)	485,000	494,462
Bundesrepublik Deutschland Bundesanleihe
0.000% 2/15/30 EUR (b) (c)	2,717,000	2,423,569
0.000% 8/15/52 EUR (b) (c)	763,210	347,756
Canadian Government International Bond
1.250% 3/01/27 CAD (c)	1,512,000	1,001,154
3.500% 3/01/28 CAD (c)	1,085,000	772,756
4.000% 12/01/31 CAD (c)	1,769,544	1,468,360
5.000% 6/01/37 CAD (c)	950,000	769,421
Chile Government International Bond
4.125% 7/05/34 EUR (c)	170,000	170,297
China Development Bank
3.480% 1/08/29 CNY (c)	13,000,000	1,842,289
China Government Bond
2.670% 5/25/33 CNY (c)	40,000,000	5,458,999
3.320% 4/15/52 CNY (c)	10,000,000	1,432,750
4.000% 6/24/69 CNY (c)	1,000,000	166,322

The accompanying notes are an integral part of the financial statements.

48

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Colombia TES
6.000% 4/28/28 COP (c)	$1,597,700,000	$322,966
7.000% 3/26/31 COP (c)	2,550,000,000	489,629
13.250% 2/09/33 COP (c)	50,100,000	13,265
Cyprus Government International Bond
0.950% 1/20/32 EUR (b) (c)	610,000	506,993
2.750% 2/26/34 EUR (b) (c)	93,000	84,398
2.750% 5/03/49 EUR (b) (c)	99,000	76,418
Czech Republic Government Bond
1.950% 7/30/37 CZK (c)	7,880,000	244,463
2.750% 7/23/29 CZK (c)	11,530,000	448,726
Czech Republic Government International Bond
1.500% 4/24/40 CZK (c)	10,300,000	277,942
Deutsche Bundesrepublik Inflation-Linked Bond
0.100% 4/15/26 EUR (b) (c)	2,414,683	2,502,120
0.500% 4/15/30 EUR (b) (c)	2,267,287	2,405,191
French Republic Government Bond OAT
1.250% 5/25/36 EUR (b) (c)	1,713,000	1,386,758
3.000% 5/25/33 EUR (b) (c)	530,000	543,064
Hellenic Republic Government Bond
0.750% 6/18/31 EUR (b) (c)	585,000	481,627
Hungary Government International Bond
2.250% 4/20/33 HUF (c)	563,980,000	1,027,008
5.000% 2/22/27 EUR (b) (c)	247,000	262,138
Iceland Government International Bond
0.000% 4/15/28 EUR (b) (c)	346,000	305,437
India Government International Bond
7.260% 8/22/32 INR (c)	94,100,000	1,128,922
Indonesia Government International Bond
3.750% 6/14/28 EUR (b) (c)	1,280,000	1,323,156
Indonesia Treasury Bond
6.375% 8/15/28 IDR (c)	11,696,000,000	751,374
6.375% 4/15/32 IDR (c)	8,575,000,000	540,766
6.500% 2/15/31 IDR (c)	1,586,000,000	100,614
Ireland Government International Bond
1.500% 5/15/50 EUR (b) (c)	73,000	48,599
2.000% 2/18/45 EUR (b) (c)	157,000	124,694
Israel Government International Bond
1.500% 1/18/27 EUR (b) (c)	530,000	518,124
1.750% 8/31/25 ILS (c)	4,274,000	1,064,781
3.750% 3/31/47 ILS (c) (h)	5,116,497	1,221,638
5.500% 1/31/42 ILS (c)	3,138,000	962,183

	Principal Amount	Value
Italy Buoni Poliennali Del Tesoro
1.300% 5/15/28 EUR (b) (c)	$945,123	$969,654
2.800% 3/01/67 EUR (b) (c)	1,022,000	665,702
4.400% 5/01/33 EUR (b) (c)	3,203,000	3,323,149
Ivory Coast Government International Bond
5.875% 10/17/31 EUR (b) (c)	245,000	213,645
Japan Government CPI-Linked Bond
0.005% 3/10/32 JPY (c)	117,899,040	830,753
Japan Government Forty Year Bond
1.300% 3/20/63 JPY (c)	291,700,000	1,696,463
Japan Government Ten Year Bond
0.400% 3/20/25 JPY (c)	336,200,000	2,263,073
Japan Government Thirty Year Bond
0.700% 12/20/51 JPY (c)	20,300,000	107,151
1.000% 3/20/52 JPY (c)	329,400,000	1,882,125
1.300% 6/20/52 JPY (c)	221,250,000	1,362,988
1.400% 9/20/52 JPY (c)	254,550,000	1,606,540
1.700% 9/20/44 JPY (c)	245,550,000	1,707,135
Japanese Government CPI-Linked Bond
0.005% 3/10/31 JPY (c)	196,990,824	1,399,921
0.100% 3/10/24 JPY (c)	112,718,400	768,226
0.100% 9/10/24 JPY (c)	296,638,800	2,031,650
0.100% 3/10/25 JPY (c)	266,525,200	1,836,998
Latvia Government International Bond
0.375% 10/07/26 EUR (b) (c)	2,114,000	2,007,090
Lithuania Government International Bond
3.875% 6/14/33 EUR (b) (c)	815,000	837,863
Malaysia Government International Bond
4.065% 6/15/50 MYR (c)	2,120,000	421,722
4.642% 11/07/33 MYR (c)	1,255,000	281,650
4.736% 3/15/46 MYR (c)	5,640,000	1,254,180
4.921% 7/06/48 MYR (c)	6,150,000	1,392,389
4.935% 9/30/43 MYR (c)	325,000	74,136
Mexican Bonos
7.500% 5/26/33 MXN (c)	23,866,000	1,162,974
8.500% 5/31/29 MXN (c)	4,567,000	244,966
8.500% 11/18/38 MXN (c)	18,900,000	955,514
New South Wales Treasury Corp.
4.000% 5/20/26 AUD (b) (c)	860,000	548,339
4.000% 5/20/26 AUD (b) (c)	680,000	433,571
New Zealand Government International Bond
3.500% 4/14/33 NZD (b) (c)	2,211,000	1,146,637
North Macedonia Government International Bond
6.960% 3/13/27 EUR (b) (c)	150,000	161,328

The accompanying notes are an integral part of the financial statements.

49

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Norway Government International Bond
3.000% 3/14/24 NOK (b) (c)	$2,700,000	$250,864
Peru Government Bond
5.400% 8/12/34 PEN (c)	2,280,000	513,551
Philippines Government International Bond
0.250% 4/28/25 EUR (c)	125,000	123,204
Province of Ontario
3.500% 6/02/43 CAD (c)	62,000	37,379
3.500% 6/02/43 CAD (c)	76,000	45,819
Romania Government International Bond
2.125% 3/07/28 EUR (b) (c)	430,000	393,858
2.875% 10/28/24 EUR (b) (c)	100,000	103,772
2.875% 5/26/28 EUR (b) (c)	410,000	387,243
4.750% 10/11/34 RON (c)	5,975,000	1,053,586
Senegal Government International Bond
1.000% 9/23/28 EUR (b) (c)	850,000	698,584
1.500% 6/26/29 EUR (b) (c)	282,000	229,064
1.650% 3/03/33 EUR (b) (c)	435,000	299,718
5.375% 6/08/37 EUR (b) (c)	255,000	172,220
Singapore Government International Bond
0.500% 11/01/25 SGD (c)	1,350,000	924,617
1.625% 7/01/31 SGD (c)	1,248,000	802,938
2.375% 6/01/25 SGD (c)	480,000	343,301
2.875% 7/01/29 SGD (c)	4,270,000	3,039,290
Slovenia Government International Bond
0.000% 2/12/31 EUR (b) (c)	155,000	125,429
1.500% 3/25/35 EUR (b) (c)	243,000	197,370
2.250% 3/03/32 EUR (b) (c)	170,000	161,042
3.125% 8/07/45 EUR (b) (c)	581,000	528,440
South Africa Government International Bond
7.000% 2/28/31 ZAR (c)	24,785,000	1,027,071
10.500% 12/21/26 ZAR (c)	12,923,000	702,093
Spain Government International Bond
0.000% 1/31/28 EUR (c)	1,726,000	1,573,814
Sweden Government International Bond
2.250% 6/01/32 SEK (b) (c)	33,150,000	2,876,426
Thailand Government International Bond
2.000% 12/17/31 THB (c)	84,934,000	2,145,133
3.450% 6/17/43 THB (c)	18,950,000	503,838
3.650% 6/20/31 THB (c)	32,753,000	933,032

	Principal Amount	Value
UK Gilts
0.625% 6/07/25 GBP (b) (c)	$1,393,000	$1,590,708
0.625% 10/22/50 GBP (b) (c)	578,000	260,321
1.500% 7/22/26 GBP (b) (c)	1,279,000	1,441,909
1.625% 10/22/28 GBP (b) (c)	3,200,000	3,440,261
4.250% 12/07/46 GBP (b) (c)	1,079,000	1,200,281
UK Inflation-Linked Gilts
0.125% 3/22/26 GBP (b) (c)	865,238	1,040,581
		104,437,680

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $119,253,282)		104,437,680

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (i) — 22.8%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. REMICS Series 4977, Class IO 4.500% 5/25/50	233,585	44,358
Government National Mortgage Association REMICS Series 2022-63, Class LM 3.500% 10/20/50	260,000	200,291
		244,649
Pass-Through Securities — 22.6%
Federal Home Loan Mortgage Corp.
Pool #SB0869 1.500% 2/01/36	195,526	163,395
Pool #RC1756 1.500% 2/01/36	776,626	649,000
Pool #SB8147 1.500% 4/01/37	314,450	261,792
Pool #QN7552 2.000% 8/01/36	289,200	247,934
Pool #RB5148 2.000% 3/01/42	825,450	658,313
Pool #RA3046 2.000% 7/01/50	25,677	19,772
Pool #SD8128 2.000% 2/01/51	1,543,178	1,182,009
Pool #SD8140 2.000% 4/01/51	323,669	247,107
Pool #RA5258 2.000% 5/01/51	815,468	622,575
Pool #SD8146 2.000% 5/01/51	503,710	384,561
Pool #QC2565 2.000% 6/01/51	30,586	23,351
Pool #RA6505 2.000% 12/01/51	1,405,500	1,073,917
Pool #QD9658 2.000% 2/01/52	33,268	25,305
Pool #SD8199 2.000% 3/01/52	1,329,648	1,012,221
Pool #SD1217 2.000% 3/01/52	232,118	178,373
Pool #SD8204 2.000% 4/01/52	215,288	163,892
Pool #SD3580 2.000% 4/01/52	263,178	202,405
Pool #RA7324 2.000% 5/01/52	141,244	108,407
Pool #RB5149 2.500% 3/01/42	640,432	529,553
Pool #SD8089 2.500% 7/01/50	141,908	113,392
Pool #SD8099 2.500% 10/01/50	149,345	119,288
Pool #SD7535 2.500% 2/01/51	1,204,901	971,819
Pool #QC1292 2.500% 5/01/51	19,311	15,334

The accompanying notes are an integral part of the financial statements.

50

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #QC3425 2.500% 6/01/51	$214,540	$170,357
Pool #QC2902 2.500% 6/01/51	36,129	29,106
Pool #SD8161 2.500% 8/01/51	1,849,187	1,473,558
Pool #QC5575 2.500% 8/01/51	76,149	60,431
Pool #RA6623 2.500% 1/01/52	1,052,834	842,753
Pool #SD8200 2.500% 3/01/52	657,854	522,475
Pool #SD8212 2.500% 5/01/52	2,693,730	2,139,392
Pool #ZS7930 3.000% 1/01/33	354,511	326,712
Pool #RB5162 3.000% 6/01/42	113,469	97,127
Pool #RB5166 3.000% 7/01/42	63,902	54,699
Pool #RB5173 3.000% 8/01/42	54,856	46,784
Pool #SD1497 3.000% 4/01/43	291,885	255,175
Pool #ZS4693 3.000% 12/01/46	67,268	56,802
Pool #G08756 3.000% 4/01/47	28,445	24,000
Pool #SD0080 3.000% 9/01/49	127,004	107,383
Pool #SD7531 3.000% 12/01/50	151,677	127,439
Pool #RA6348 3.000% 11/01/51	421,488	350,248
Pool #SD1183 3.000% 1/01/52	250,000	208,526
Pool #SD8220 3.000% 6/01/52	629,431	521,175
Pool #SD7555 3.000% 8/01/52	876,548	734,419
Pool #SB0015 3.500% 6/01/33	126,906	118,454
Pool #U90690 3.500% 6/01/42	45,374	40,572
Pool #U99051 3.500% 6/01/43	45,302	40,503
Pool #ZM3532 3.500% 6/01/47	173,572	151,662
Pool #ZT0179 3.500% 11/01/47	275,299	242,182
Pool #RA1202 3.500% 8/01/49	104,624	91,491
Pool #SD0212 3.500% 12/01/49	144,296	126,093
Pool #SD1361 3.500% 2/01/50	777,328	684,793
Pool #SD0617 3.500% 11/01/50	99,221	86,580
Pool #SB8171 4.000% 6/01/37	60,609	57,258
Pool #SB0727 4.000% 8/01/37	214,613	203,082
Pool #RA1906 4.000% 12/01/49	186,007	168,307
Pool #SD8039 4.000% 1/01/50	224,845	202,395
Pool #SD1035 4.000% 5/01/52	215,563	192,456
Pool #SD0422 4.500% 7/01/45	110,824	106,267
Pool #RA2607 4.500% 5/01/50	46,933	43,661
Pool #ZS3941 5.000% 12/01/41	33,735	33,226
Pool #QF0658 5.000% 8/01/52	755,677	715,541
Pool #QF1305 5.000% 10/01/52	69,105	65,337
Pool #SD3041 5.000% 5/01/53	112,207	105,914
Federal National Mortgage Association
Pool #MA4581 1.500% 4/01/37	644,621	536,875
Pool #MA4601 1.500% 5/01/37	537,894	447,819
Pool #FS2037 1.500% 5/01/37	756,430	629,759
Pool #MA4519 1.500% 1/01/42	567,562	438,849
Pool #BP3454 2.000% 5/01/36	782,800	672,326
Pool #BT6754 2.000% 9/01/36	407,548	348,758
Pool #FM8732 2.000% 9/01/36	313,419	270,558
Pool #MA4582 2.000% 4/01/37	270,139	231,424

	Principal Amount	Value
Pool #MA4602 2.000% 5/01/37	$1,376,083	$1,178,871
Pool #MA4570 2.000% 3/01/42	208,515	166,295
Pool #MA4586 2.000% 4/01/42	969,700	773,355
Pool #FS2763 2.000% 8/01/42	46,496	37,081
Pool #FS5191 2.000% 8/01/42	54,019	43,081
Pool #CA6587 2.000% 8/01/50	110,226	84,876
Pool #MA4158 2.000% 10/01/50	263,277	201,906
Pool #MA4208 2.000% 12/01/50	2,351,500	1,801,148
Pool #MA4237 2.000% 1/01/51	2,831,804	2,169,041
Pool #MA4255 2.000% 2/01/51	1,649,537	1,263,475
Pool #MA4281 2.000% 3/01/51	1,792,848	1,368,763
Pool #MA4305 2.000% 4/01/51 (f)	1,665,593	1,271,609
Pool #MA4325 2.000% 5/01/51	3,299,076	2,518,704
Pool #CB2357 2.000% 12/01/51	1,155,296	882,742
Pool #CB2766 2.000% 2/01/52	352,072	268,792
Pool #CB2848 2.000% 2/01/52	569,608	434,871
Pool #FS0733 2.000% 2/01/52	506,501	388,750
Pool #MA4547 2.000% 2/01/52	1,279,630	974,144
Pool #FS1618 2.000% 3/01/52	260,757	200,136
Pool #MA4562 2.000% 3/01/52	3,168,198	2,411,853
Pool #MA4577 2.000% 4/01/52	610,505	464,568
Pool #FS1571 2.000% 4/01/52	24,937	18,976
Pool #MA4622 2.000% 6/01/52	682,482	519,340
Pool #BM3859 2.500% 8/01/31	83,136	76,048
Pool #BC9043 2.500% 11/01/31	247,317	225,921
Pool #BM1890 2.500% 1/01/32	58,326	53,597
Pool #FS4477 2.500% 5/01/37	1,518,462	1,344,193
Pool #MA4628 2.500% 6/01/37	476,767	419,815
Pool #MA4665 2.500% 7/01/37	393,350	346,240
Pool #CB4726 2.500% 9/01/37	124,359	109,698
Pool #FS4054 2.500% 2/01/38	48,020	42,284
Pool #CA7026 2.500% 9/01/50	1,335,393	1,078,738
Pool #MA4326 2.500% 5/01/51	885,171	705,641
Pool #CB0414 2.500% 5/01/51	83,285	66,393
Pool #MA4356 2.500% 6/01/51 (f)	835,667	666,178
Pool #BT1265 2.500% 6/01/51	327,679	260,195
Pool #BT0163 2.500% 6/01/51	48,388	38,982
Pool #MA4379 2.500% 7/01/51 (f)	129,333	103,062
Pool #CB1280 2.500% 8/01/51	63,572	50,658
Pool #CB1331 2.500% 8/01/51	709,633	565,484
Pool #CB1783 2.500% 10/01/51	1,436,172	1,149,152
Pool #CB1866 2.500% 10/01/51	1,095,910	876,892
Pool #CB2635 2.500% 1/01/52	1,186,947	943,430
Pool #CB2538 2.500% 1/01/52	1,037,344	830,354
Pool #CB2638 2.500% 1/01/52	1,214,537	971,431
Pool #MA4512 2.500% 1/01/52	29,925	23,786
Pool #CB2804 2.500% 2/01/52	714,284	571,757
Pool #FS2573 2.500% 3/01/52	82,082	65,921
Pool #FS4283 2.500% 3/01/52	58,507	46,622

The accompanying notes are an integral part of the financial statements.

51

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA4578 2.500% 4/01/52	$1,668,005	$1,324,749
Pool #FS2477 2.500% 5/01/52	888,806	711,178
Pool #AS7056 3.000% 4/01/31	186,969	175,698
Pool #BM5111 3.000% 11/01/33	89,618	82,674
Pool #CA4885 3.000% 12/01/34	331,022	302,479
Pool #BO7256 3.000% 1/01/35	172,768	157,601
Pool #FM2547 3.000% 2/01/35	104,164	95,182
Pool #FM8540 3.000% 11/01/35	183,571	169,808
Pool #AL9412 3.000% 11/01/36	197,991	177,891
Pool #CA5597 3.000% 4/01/40	800,440	695,916
Pool #MA4632 3.000% 6/01/42	29,268	25,053
Pool #MA4695 3.000% 7/01/42	171,072	145,899
Pool #BM4221 3.000% 1/01/43	117,165	102,136
Pool #BM5468 3.000% 2/01/43	175,789	153,266
Pool #AB9248 3.000% 5/01/43	45,205	39,443
Pool #AU1629 3.000% 7/01/43	12,790	11,136
Pool #AS0406 3.000% 9/01/43	71,490	62,119
Pool #BM5469 3.000% 3/01/44	325,341	283,423
Pool #BM3380 3.000% 6/01/46	294,267	251,059
Pool #MA2670 3.000% 7/01/46	103,003	87,106
Pool #BD8462 3.000% 11/01/46	1,137,936	964,093
Pool #MA2806 3.000% 11/01/46	195,735	165,282
Pool #AS8295 3.000% 11/01/46	256,677	218,266
Pool #BM1418 3.000% 4/01/47	1,296,790	1,098,678
Pool #FM1000 3.000% 4/01/47	163,191	137,801
Pool #MA2956 3.000% 4/01/47	128,906	108,608
Pool #BM4744 3.000% 6/01/47	112,156	95,372
Pool #FM1572 3.000% 9/01/48	231,914	195,832
Pool #FM5499 3.000% 2/01/49	152,762	128,995
Pool #FM1445 3.000% 8/01/49	109,379	92,481
Pool #CA4108 3.000% 9/01/49	708,328	597,571
Pool #FM2870 3.000% 3/01/50	198,929	167,389
Pool #CA5540 3.000% 4/01/50	13,153	11,043
Pool #CA6314 3.000% 7/01/50	183,555	152,043
Pool #BQ1348 3.000% 8/01/50	120,124	100,178
Pool #CA6738 3.000% 8/01/50	217,232	181,160
Pool #BQ5052 3.000% 9/01/50	6,762	5,650
Pool #FM7072 3.000% 4/01/51	637,647	534,555
Pool #CB2432 3.000% 12/01/51	28,297	23,408
Pool #FS3569 3.000% 2/01/52	391,829	324,500
Pool #FM3462 3.500% 12/01/33	278,188	260,836
Pool #AS4449 3.500% 2/01/35	93,300	85,517
Pool #FM3340 3.500% 5/01/35	8,150	7,642
Pool #FM8137 3.500% 9/01/35	86,838	81,693
Pool #MA1283 3.500% 12/01/42	38,085	33,974
Pool #MA1373 3.500% 3/01/43	57,668	51,400
Pool #MA1437 3.500% 5/01/43	53,914	48,021
Pool #MA1546 3.500% 8/01/43	130,307	116,042
Pool #AL6167 3.500% 1/01/44	518,855	462,542

	Principal Amount	Value
Pool #AS5182 3.500% 6/01/45	$335,112	$294,800
Pool #BC1747 3.500% 1/01/46	858,856	755,005
Pool #BM5785 3.500% 9/01/46	88,938	78,239
Pool #FS1400 3.500% 7/01/47	22,953	20,496
Pool #BM4582 3.500% 8/01/47	99,555	87,517
Pool #BM3122 3.500% 10/01/47	1,001,988	881,455
Pool #MA3210 3.500% 12/01/47	31,756	27,748
Pool #CA0858 3.500% 12/01/47	45,441	39,705
Pool #MA3238 3.500% 1/01/48	194,500	169,948
Pool #BH9277 3.500% 2/01/48	344,186	300,631
Pool #FM1001 3.500% 11/01/48	41,381	36,158
Pool #FM8196 3.500% 12/01/48	687,638	600,837
Pool #FM3972 3.500% 7/01/50	236,623	205,294
Pool #FM8086 3.500% 7/01/51	111,410	96,032
Pool #MA4514 3.500% 1/01/52	478,701	412,116
Pool #BV3533 3.500% 2/01/52	39,464	33,949
Pool #FS1694 4.000% 7/01/35	115,401	110,282
Pool #FS1883 4.000% 6/01/37	127,776	120,830
Pool #BF0198 4.000% 11/01/40	93,009	87,385
Pool #MA0639 4.000% 2/01/41	302,596	280,222
Pool #BM3385 4.000% 6/01/45	499,714	454,621
Pool #FS1042 4.000% 9/01/45	487,495	451,074
Pool #FM2673 4.000% 10/01/45	742,340	686,226
Pool #FS2119 4.000% 3/01/46	86,170	79,704
Pool #AL8387 4.000% 3/01/46	531,612	483,309
Pool #MA3088 4.000% 8/01/47	28,673	25,960
Pool #MA3121 4.000% 9/01/47	262,288	237,472
Pool #MA3467 4.000% 9/01/48	3,651	3,299
Pool #BM5147 4.000% 10/01/48	22,546	20,561
Pool #BM5527 4.000% 10/01/48	89,109	80,789
Pool #FM3664 4.000% 3/01/49	347,309	313,581
Pool #CA3503 4.000% 5/01/49	47,886	43,191
Pool #CA4571 4.000% 11/01/49	76,780	69,186
Pool #CA4823 4.000% 12/01/49	98,235	88,488
Pool #FS1792 4.000% 5/01/52	209,006	186,733
Pool #CB4379 4.000% 8/01/52	206,235	183,983
Pool #MA4700 4.000% 8/01/52	56,401	50,316
Pool #MA4732 4.000% 9/01/52	266,696	237,922
Pool #AL0065 4.500% 4/01/41	174,074	166,758
Pool #AI1888 4.500% 5/01/41	192,667	184,542
Pool #AL0160 4.500% 5/01/41	249,854	239,387
Pool #AL6536 4.500% 3/01/45	262,767	247,136
Pool #BM4185 4.500% 9/01/46	143,508	134,792
Pool #FM2899 4.500% 11/01/46	320,162	306,810
Pool #FM5708 4.500% 5/01/47	158,084	151,400
Pool #BM3148 4.500% 11/01/47	130,739	122,758
Pool #BM4343 4.500% 5/01/48	130,652	122,635
Pool #CA2207 4.500% 8/01/48	28,200	26,329
Pool #CA5186 4.500% 1/01/50	24,815	23,101

The accompanying notes are an integral part of the financial statements.

52

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #CA5696 4.500% 5/01/50	$68,852	$63,478
Pool #FS4297 4.500% 2/01/51	221,851	207,059
Pool #MA4656 4.500% 7/01/52	77,274	71,054
Pool #MA4701 4.500% 8/01/52	573,305	527,153
Pool #MA4805 4.500% 11/01/52	204,076	187,520
Pool #AD6438 5.000% 6/01/40	44,296	43,629
Pool #FM8543 5.000% 11/01/44	185,291	182,279
Pool #AL9893 5.000% 2/01/45	239,251	232,338
Pool #FM4212 5.000% 12/01/47	373,610	367,987
Pool #FS1510 5.000% 10/01/48	281,905	277,699
Pool #FS2620 5.000% 8/01/52	44,639	42,261
Pool #BW7752 5.000% 10/01/52	98,748	93,364
Pool #BY4131 5.000% 7/01/53	154,892	146,193
Pool #BM3279 5.500% 5/01/44	571,841	572,310
Pool #MA4941 5.500% 3/01/53	260,003	251,455
Pool #BM4971 6.000% 7/01/41	169,363	172,519
Pool #MA4876 6.000% 12/01/52	608,131	600,828
Pool #FS3820 6.000% 1/01/53	742,960	740,538
Pool #CB5702 6.000% 2/01/53	803,904	801,284
Pool #CB7120 6.000% 9/01/53	257,794	255,020
Government National Mortgage Association Pool #AA5821 3.000% 11/15/42	37,273	32,508
Government National Mortgage Association II
Pool #MA7736 1.500% 12/20/36	67,135	55,914
Pool #MA7796 1.500% 1/20/37	86,097	71,706
Pool #MA7851 1.500% 2/20/37	166,957	138,737
Pool #MA8015 1.500% 5/20/37	143,818	119,509
Pool #MA7254 2.000% 3/20/51	495,640	393,345
Pool #MA7471 2.000% 7/20/51	2,403,221	1,906,849
Pool #MA7533 2.000% 8/20/51	2,403,153	1,904,542
Pool #MA7826 2.000% 1/20/52	758,743	599,895
Pool #MA7935 2.000% 3/20/52	1,275,137	1,008,178
Pool #MA6819 2.500% 8/20/50	300,905	247,294
Pool #MA7472 2.500% 7/20/51	901,245	737,717
Pool #MA7589 2.500% 9/20/51	365,547	298,877
Pool #MA7649 2.500% 10/20/51	2,338,198	1,912,479
Pool #MA7705 2.500% 11/20/51	590,133	482,410
Pool #MA7767 2.500% 12/20/51	1,252,097	1,023,148
Pool #MA7936 2.500% 3/20/52	1,386,762	1,133,188
Pool #MA2600 3.000% 2/20/45	73,219	63,043
Pool #MA2891 3.000% 6/20/45	594,775	511,922
Pool #MA3662 3.000% 5/20/46	94,800	81,446
Pool #MA3802 3.000% 7/20/46	45,231	38,860
Pool #MA3873 3.000% 8/20/46	262,767	225,753
Pool #MA4003 3.000% 10/20/46	448,496	385,178
Pool #MA4195 3.000% 1/20/47	319,220	274,154
Pool #MA6144 3.000% 9/20/49	12,393	10,229

	Principal Amount	Value
Pool #MA6209 3.000% 10/20/49	$77,890	$64,289
Pool #MA6399 3.000% 1/20/50	39,013	32,200
Pool #MA6531 3.000% 3/20/50	129,455	106,850
Pool #MA6589 3.000% 4/20/50	57,892	47,784
Pool #MA6757 3.000% 7/20/50	101,560	83,635
Pool #MA7473 3.000% 7/20/51	1,769,150	1,503,907
Pool #MA7650 3.000% 10/20/51	1,307,421	1,111,404
Pool #MA8098 3.000% 6/20/52	985,728	835,246
Pool #MA0318 3.500% 8/20/42	148,614	133,951
Pool #MA0852 3.500% 3/20/43	105,681	95,108
Pool #783802 3.500% 4/20/43	168,083	150,870
Pool #MA1012 3.500% 5/20/43	316,367	284,658
Pool #MA1090 3.500% 6/20/43	125,173	112,581
Pool #785587 3.500% 12/20/44	213,371	191,692
Pool #AL1773 3.500% 1/20/45	158,418	140,632
Pool #MA3173 3.500% 10/20/45	204,551	182,289
Pool #MA3310 3.500% 12/20/45	67,306	59,918
Pool #MA3597 3.500% 4/20/46	99,033	88,100
Pool #MA3663 3.500% 5/20/46	77,248	68,720
Pool #MA3736 3.500% 6/20/46	207,536	184,625
Pool #MA3803 3.500% 7/20/46	14,929	13,281
Pool #MA3937 3.500% 9/20/46	99,327	88,362
Pool #786092 3.500% 1/20/47	139,223	124,070
Pool #MA4382 3.500% 4/20/47	17,957	15,947
Pool # 784346 3.500% 7/20/47	23,183	20,594
Pool #MA4586 3.500% 7/20/47	33,963	30,150
Pool #BC1919 3.500% 9/20/47	46,216	40,782
Pool #MA4719 3.500% 9/20/47	11,921	10,583
Pool#784793 3.500% 12/20/47	6,139	5,432
Pool #MA4900 3.500% 12/20/47	163,192	144,819
Pool #MA784472 3.500% 2/20/48	269,843	239,126
Pool #785087 3.500% 2/20/48	543,466	483,468
Pool #785327 3.500% 10/20/49	61,307	54,233
Pool #MA8149 3.500% 7/20/52	192,028	168,444
Pool #MA3245 4.000% 11/20/45	145,714	134,084
Pool #MA4511 4.000% 6/20/47	89,205	81,723
Pool #MA4720 4.000% 9/20/47	314,695	288,102
Pool #MA4838 4.000% 11/20/47	78,733	72,080
Pool #MA6934 4.000% 10/20/50	752,048	681,565
Pool #MA8346 4.000% 10/20/52	1,574,185	1,418,165
Pool #MA5234 4.500% 11/20/41	126,313	120,416
Pool #MA2894 4.500% 6/20/45	135,302	128,165
Pool #MA2963 4.500% 7/20/45	50,926	48,240
Pool #MA3312 4.500% 12/20/45	2,451	2,321
Pool #MA4588 4.500% 7/20/47	236,416	223,355
Pool #MA4654 4.500% 8/20/47	37,135	35,083
Pool #MA5079 4.500% 3/20/48	55,985	52,769
Pool #MA5265 4.500% 6/20/48	193	181
Pool #MA5399 4.500% 8/20/48	47,179	44,234

The accompanying notes are an integral part of the financial statements.

53

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA5711 4.500% 1/20/49	$76,187	$71,311
Pool #786255 4.500% 9/20/49	66,654	62,368
Pool #MA8347 4.500% 10/20/52	1,239,766	1,146,380
Pool #MA4781 5.000% 10/20/47	255,535	248,427
Pool #MA5194 5.000% 5/20/48	52,338	50,604
Pool #BF2644 5.000% 5/20/48	4,584	4,402
Pool #BF2878 5.000% 6/20/48	15,498	14,883
Pool #MA5266 5.000% 6/20/48	370,748	357,886
Pool #MA5988 5.000% 6/20/49	155,589	149,997
Pool #MA6042 5.000% 7/20/49	209,810	202,400
Pool #MA5081 5.500% 3/20/48	39,531	39,467
Pool #MA5140 5.500% 4/20/48	31,294	31,243
Pool #MA5195 5.500% 5/20/48	93,181	92,941
Pool #MA5469 5.500% 9/20/48	359	357
Pool #MA5531 5.500% 10/20/48	8,392	8,292
Pool #MA5598 5.500% 11/20/48	42,047	41,545
Pool #MA5654 5.500% 12/20/48	115,410	113,670
Pool #MA5713 5.500% 1/20/49	29,103	28,600
Pool #MA5820 5.500% 3/20/49	30,869	30,500
Pool #MA9109 7.000% 8/20/53	258,728	263,842
Pool #MA9174 7.000% 9/20/53	76,283	77,791
Government National Mortgage Association II, TBA
2.000% 10/20/53 (f)	395,000	312,371
2.500% 10/20/53 (f)	280,000	228,800
5.000% 10/20/53 (f)	510,000	483,423
5.500% 10/20/53 (f)	3,170,000	3,076,496
6.000% 10/20/53 (f)	685,000	678,790
6.500% 10/20/53 (f)	825,000	829,998
Uniform Mortgage-Backed Security, TBA
2.000% 10/01/38 (f)	1,810,000	1,550,124
2.000% 10/01/53 (f)	2,660,000	2,022,000
2.500% 10/01/52 (f)	2,085,000	1,653,746
3.000% 10/01/53 (f)	3,280,000	2,711,767
3.500% 10/01/53 (f)	2,720,000	2,338,775
4.000% 10/01/53 (f)	2,160,000	1,923,749
4.500% 10/01/52 (f)	1,695,000	1,556,552
5.000% 10/01/53 (f)	2,085,000	1,967,476
5.500% 10/01/53 (f)	1,715,000	1,657,656
6.500% 10/01/53 (f)	1,500,000	1,507,170
		134,091,248
Whole Loans — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, REMICS, Series 2021-DNA2, Class M2, 30 day USD SOFR Average + 2.300%
7.615% FRN 8/25/33 (b)	239,198	241,134

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities
Series 2021-R03, Class 1M2, 30 day USD SOFR Average + 1.650% 6.965% FRN 12/25/41 (b)	$345,000	$338,162
Series 2017-C06, Class 1M2B, 30 day USD SOFR Average + 2.764% 8.079% FRN 2/25/30	240,646	243,573
		822,869

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $149,233,584)		135,158,766

U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bonds & Notes — 24.2%
U.S. Treasury Bonds
3.000% 8/15/52	8,900,000	6,475,257
3.375% 8/15/42	11,400,000	9,229,118
3.625% 2/15/53	7,890,000	6,516,143
3.875% 2/15/43	3,020,000	2,625,717
4.000% 11/15/42 (j)	8,030,000	7,119,355
4.000% 11/15/52	5,015,000	4,442,085
U.S. Treasury Notes
0.625% 12/31/27	12,950,000	10,950,190
0.625% 8/15/30	15,620,000	11,986,301
1.500% 1/31/27	27,045,000	24,349,427
2.250% 1/31/24	10,880,000	10,767,698
3.125% 8/31/27	2,660,000	2,510,558
3.875% 1/15/26	12,245,000	11,954,162
3.875% 11/30/27	1,100,000	1,066,362
3.875% 11/30/29	3,420,000	3,278,113
4.000% 12/15/25	8,290,000	8,117,099
4.000% 2/15/26	5,220,000	5,109,094
4.125% 9/30/27	5,655,000	5,537,017
4.125% 10/31/27	1,400,000	1,370,269
4.125% 8/31/30	6,045,000	5,866,108
4.125% 11/15/32	4,445,000	4,287,083
		143,557,156

TOTAL U.S. TREASURY OBLIGATIONS (Cost $152,320,968)		143,557,156

TOTAL BONDS & NOTES (Cost $621,615,715)		565,600,982

TOTAL LONG-TERM INVESTMENTS (Cost $621,615,715)		565,600,982

The accompanying notes are an integral part of the financial statements.

54

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 8.1%
Investment of Cash Collateral from Securities Loaned — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (k)	1,956,365	$1,956,365
Mutual Fund — 6.1%
T. Rowe Price Government Reserve Investment Fund	36,156,435	36,156,435
	Principal Amount
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (l)	$2,937,284	2,937,284
Sovereign Debt Obligations — 0.8%
Japan Treasury Discount Bills 0.000% 11/20/23 JPY (c) (m)	619,000,000	4,143,238
Sri Lanka Treasury Bills
18.216% 12/08/23 LKR (c) (m)	21,000,000	62,960
19.052% 12/01/23 LKR (c) (m)	13,000,000	39,109
19.052% 12/15/23 LKR (c) (m)	42,000,000	125,479
21.810% 4/05/24 LKR (c) (m)	60,000,000	171,710
23.243% 10/06/23 LKR (c) (m)	43,000,000	132,384
U.S. Treasury Bill — 0.4%
U.S. Treasury Bills
5.398% 10/19/23 (m)	2,400,000	2,394,005

TOTAL SHORT-TERM INVESTMENTS (Cost $48,228,676)		48,118,969

TOTAL INVESTMENTS — 103.4% (Cost $669,844,391) (n)		613,719,951

Other Assets/(Liabilities) — (3.4)%		(20,141,240)

NET ASSETS — 100.0%		$593,578,711

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
LIBOR	London InterBank Offered Rate
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security represents unsettled bank loan commitments at September 30, 2023 where the rate will be determined at time of settlement.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $122,683,731 or 20.67% of net assets.

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $2,156,168 or 0.36% of net assets. The Fund received $244,997 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Security is perpetual and has no stated maturity date.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(h)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2023, these securities amounted to a value of $1,959,798 or 0.33% of net assets.

(i)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(j)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(k)	Represents investment of security lending cash collateral. (Note 2).
(l)

Maturity value of $2,937,676. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $2,996,059.

(m)	The rate shown represents yield-to-maturity.
(n)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

55

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/06/23	IDR	10,586,845,000	USD	705,361	$(20,352)
Bank of America N.A.*	10/13/23	CZK	21,098,357	USD	954,160	(40,122)
Bank of America N.A.*	10/13/23	USD	601,336	ZAR	11,454,250	(3,118)
Bank of America N.A.*	10/13/23	USD	360,398	RON	1,625,000	15,076
Bank of America N.A.*	10/19/23	ILS	2,043,535	USD	540,112	(3,948)
Bank of America N.A.*	10/20/23	JPY	94,484,000	USD	684,897	(50,929)
Bank of America N.A.*	10/20/23	USD	1,290,837	NZD	2,076,570	46,243
Bank of America N.A.*	10/20/23	USD	433,565	CAD	587,000	1,288
Bank of America N.A.*	10/20/23	CHF	696,000	USD	760,932	798
Bank of America N.A.*	11/17/23	USD	2,133,011	PLN	8,990,000	77,644
Bank of America N.A.*	11/24/23	USD	3,740,226	GBP	2,937,769	154,810
Bank of America N.A.*	11/24/23	USD	2,233,366	EUR	2,075,000	34,776
Bank of America N.A.*	11/24/23	USD	1,084,395	SEK	11,965,000	(13,095)
Bank of America N.A.*	12/08/23	USD	1,203,820	MYR	5,559,120	14,317
Barclays Bank PLC*	10/06/23	KRW	1,016,941,000	USD	778,949	(25,244)
Barclays Bank PLC*	10/06/23	USD	1,173,288	KRW	1,563,641,000	14,398
Barclays Bank PLC*	10/20/23	AUD	93,104	USD	60,392	(498)
Barclays Bank PLC*	11/17/23	USD	840,846	PLN	3,616,000	14,127
Barclays Bank PLC*	11/24/23	EUR	229,706	USD	251,102	(7,714)
Barclays Bank PLC*	11/24/23	GBP	730,000	USD	886,859	4,074
Barclays Bank PLC*	11/24/23	USD	349,292	GBP	285,230	1,181
Barclays Bank PLC*	12/08/23	USD	546,998	INR	45,398,643	1,909
Barclays Bank PLC*	12/15/23	USD	1,186,581	ZAR	22,699,175	(4,597)
Barclays Bank PLC*	1/17/24	KRW	1,563,641,000	USD	1,180,311	(14,062)
BNP Paribas SA*	10/06/23	USD	107,781	TWD	3,341,000	4,245
BNP Paribas SA*	10/06/23	KRW	540,636,000	USD	409,171	(8,479)
BNP Paribas SA*	10/13/23	USD	114,865	MXN	2,008,000	(165)
BNP Paribas SA*	10/13/23	HUF	116,276,000	USD	329,466	(14,372)
BNP Paribas SA*	10/13/23	USD	501,200	RON	2,214,000	30,712
BNP Paribas SA*	10/20/23	USD	19,098,387	JPY	2,597,661,740	1,668,601
BNP Paribas SA*	11/10/23	CLP	154,155,500	USD	179,251	(6,261)
BNP Paribas SA*	11/10/23	USD	236,159	CLP	206,568,370	4,353
BNP Paribas SA*	11/17/23	USD	342,735	PLN	1,415,000	19,227
BNP Paribas SA*	11/24/23	USD	22,481,978	EUR	20,546,628	711,559
BNP Paribas SA*	11/24/23	GBP	1,038,369	USD	1,271,090	(3,807)
BNP Paribas SA*	11/24/23	USD	3,860,332	GBP	3,024,831	168,661
BNP Paribas SA*	12/04/23	USD	399,478	BRL	1,972,342	10,202
BNP Paribas SA*	12/07/23	USD	187,562	COP	792,357,278	(3,398)
BNP Paribas SA*	12/08/23	USD	376,085	MYR	1,755,000	562
BNP Paribas SA*	12/08/23	MYR	615,000	USD	131,878	(285)
Citibank N.A.*	10/06/23	USD	1,473,378	IDR	22,125,713,377	41,760
Citibank N.A.*	10/06/23	TWD	26,963,192	USD	835,472	107
Citibank N.A.*	10/13/23	RON	1,972,266	USD	437,846	(18,727)
Citibank N.A.*	10/13/23	USD	918,631	CZK	20,406,000	34,586
Citibank N.A.*	10/13/23	MXN	3,343,000	USD	192,055	(547)
Citibank N.A.*	10/19/23	USD	5,535,613	ILS	20,465,162	166,153
Citibank N.A.*	10/19/23	ILS	2,180,733	USD	573,471	(1,310)

The accompanying notes are an integral part of the financial statements.

56

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Citibank N.A.*	10/20/23	JPY	61,774,000	USD	436,494	$(22,003)
Citibank N.A.*	10/20/23	USD	454,843	JPY	64,158,769	24,350
Citibank N.A.*	10/20/23	USD	5,909,742	AUD	8,931,748	163,918
Citibank N.A.*	11/10/23	USD	118,782	CLP	101,742,630	4,609
Citibank N.A.*	11/24/23	SEK	1,198,000	USD	109,815	72
Citibank N.A.*	11/24/23	EUR	1,083,000	USD	1,158,954	(11,448)
Citibank N.A.*	11/24/23	GBP	1,840,000	USD	2,257,404	(11,766)
Citibank N.A.*	11/24/23	USD	222,139	GBP	182,000	16
Citibank N.A.*	12/07/23	USD	188,836	COP	800,360,887	(4,054)
Citibank N.A.*	12/15/23	USD	62,905	CNH	455,000	387
Citibank N.A.*	1/17/24	USD	1,120,878	KRW	1,486,195,000	12,392
Citibank N.A.*	1/17/24	USD	840,472	TWD	26,963,192	(5,997)
Deutsche Bank AG*	10/06/23	USD	606,573	TWD	18,797,691	24,040
Deutsche Bank AG*	10/13/23	CZK	14,933,675	USD	684,246	(37,278)
Deutsche Bank AG*	10/13/23	HUF	336,923,387	USD	954,998	(41,977)
Deutsche Bank AG*	10/13/23	USD	860,185	CZK	18,994,000	37,312
Deutsche Bank AG*	10/20/23	NZD	1,880,000	USD	1,137,381	(10,601)
Deutsche Bank AG*	11/24/23	USD	219,035	EUR	203,515	3,399
Deutsche Bank AG*	11/24/23	SEK	11,965,000	USD	1,088,618	8,872
Deutsche Bank AG*	12/08/23	USD	1,601,789	THB	55,695,849	63,435
Deutsche Bank AG*	1/17/24	USD	1,108,572	KRW	1,481,995,000	3,219
Goldman Sachs International*	10/06/23	USD	1,291,599	IDR	19,320,547,546	41,486
Goldman Sachs International*	10/06/23	USD	1,067,608	TWD	33,115,596	41,368
Goldman Sachs International*	10/06/23	KRW	1,023,005,000	USD	772,809	(14,610)
Goldman Sachs International*	10/06/23	TWD	23,106,808	USD	716,807	(736)
Goldman Sachs International*	10/06/23	IDR	14,906,194,547	USD	968,714	(4,227)
Goldman Sachs International*	10/20/23	USD	411,554	JPY	56,252,000	34,115
Goldman Sachs International*	10/20/23	USD	539,994	AUD	842,500	(1,990)
Goldman Sachs International*	10/20/23	JPY	7,995,949	USD	54,144	(493)
Goldman Sachs International*	11/24/23	USD	3,746,007	GBP	2,937,769	160,592
Goldman Sachs International*	12/04/23	USD	399,098	BRL	1,972,342	9,822
Goldman Sachs International*	12/08/23	USD	389,679	THB	13,501,124	16,769
Goldman Sachs International*	12/08/23	USD	360,373	INR	30,129,000	(1,377)
Goldman Sachs International*	12/15/23	USD	1,399,719	CNH	10,102,329	11,639
Goldman Sachs International*	1/17/24	USD	720,919	TWD	23,106,808	(4,485)
Goldman Sachs International*	1/17/24	USD	236,769	IDR	3,680,969,493	(1,338)
HSBC Bank USA*	10/06/23	USD	560,510	TWD	17,351,713	22,787
HSBC Bank USA*	10/06/23	IDR	4,553,268,816	USD	294,938	(325)
HSBC Bank USA*	10/13/23	HUF	67,940,714	USD	189,661	(5,550)
HSBC Bank USA*	10/20/23	JPY	101,718,000	USD	683,570	(1,063)
HSBC Bank USA*	11/24/23	EUR	1,022,583	USD	1,103,019	(19,530)
HSBC Bank USA*	11/24/23	USD	14,687,026	EUR	13,392,873	496,452
HSBC Bank USA*	11/24/23	USD	2,145,617	GBP	1,715,000	52,536
HSBC Bank USA*	12/08/23	USD	3,957,756	MYR	18,333,407	34,899
HSBC Bank USA*	12/15/23	USD	2,797,773	CNH	20,204,960	21,573
HSBC Bank USA*	1/17/24	USD	232,852	IDR	3,603,383,135	(236)
JP Morgan Chase Bank N.A.*	10/06/23	IDR	5,477,676,306	USD	358,341	(3,914)
JP Morgan Chase Bank N.A.*	10/13/23	CZK	952,600	USD	43,988	(2,719)
JP Morgan Chase Bank N.A.*	10/19/23	ILS	1,361,580	USD	357,737	(498)

The accompanying notes are an integral part of the financial statements.

57

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank N.A.*	10/20/23	CAD	1,253,399	USD	952,344	$(29,321)
JP Morgan Chase Bank N.A.*	10/20/23	USD	293,514	NOK	2,939,186	18,608
JP Morgan Chase Bank N.A.*	10/20/23	USD	721,371	JPY	104,489,000	20,271
JP Morgan Chase Bank N.A.*	10/20/23	AUD	107,000	USD	69,118	(285)
JP Morgan Chase Bank N.A.*	11/24/23	GBP	721,624	USD	915,677	(34,969)
JP Morgan Chase Bank N.A.*	11/24/23	USD	1,117,079	EUR	1,040,000	15,134
JP Morgan Chase Bank N.A.*	11/24/23	EUR	1,098,801	USD	1,164,827	(580)
Morgan Stanley & Co. LLC*	10/06/23	IDR	2,385,658,506	USD	156,332	(1,971)
Morgan Stanley & Co. LLC*	10/06/23	TWD	22,536,000	USD	705,131	(6,749)
Morgan Stanley & Co. LLC*	10/13/23	USD	307,900	MXN	5,344,525	1,733
Morgan Stanley & Co. LLC*	11/10/23	CLP	154,155,500	USD	179,159	(6,169)
Morgan Stanley & Co. LLC*	11/24/23	USD	3,054,331	SEK	32,952,441	31,766
Morgan Stanley & Co. LLC*	11/24/23	USD	1,074,684	GBP	855,000	31,194
Morgan Stanley & Co. LLC*	11/24/23	EUR	72,000	USD	76,245	44
Morgan Stanley & Co. LLC*	11/24/23	USD	250,155	EUR	235,235	909
Morgan Stanley & Co. LLC*	12/15/23	USD	4,229,657	CNH	30,633,321	20,579
Morgan Stanley & Co. LLC*	12/15/23	CNH	553,000	USD	76,005	(22)
Morgan Stanley & Co. LLC*	1/17/24	USD	280,338	PEN	1,070,750	(871)
Royal Bank of Canada*	10/13/23	USD	328,429	MXN	5,725,990	409
Royal Bank of Canada*	10/20/23	CAD	4,814,433	USD	3,659,549	(114,122)
Royal Bank of Canada*	10/20/23	USD	1,586,068	JPY	229,205,285	48,147
Royal Bank of Canada*	10/20/23	USD	2,271,089	CAD	3,037,248	34,410
State Street Bank and Trust*	10/13/23	USD	1,006,076	MXN	17,559,436	166
State Street Bank and Trust*	10/20/23	AUD	1,231,000	USD	797,559	(5,652)
State Street Bank and Trust*	10/20/23	USD	6,907,110	CAD	9,099,427	206,145
State Street Bank and Trust*	10/20/23	USD	436,699	JPY	60,463,977	30,997
State Street Bank and Trust*	10/20/23	CAD	1,082,000	USD	803,146	(6,344)
State Street Bank and Trust*	11/24/23	USD	21,926,880	EUR	20,011,116	723,869
State Street Bank and Trust*	11/24/23	EUR	1,371,311	USD	1,474,088	(21,100)
State Street Bank and Trust*	11/24/23	USD	591,878	GBP	479,031	7,242
State Street Bank and Trust*	12/15/23	USD	4,057,067	SGD	5,511,409	11,981
UBS AG*	10/06/23	USD	799,042	KRW	1,016,941,000	45,338
UBS AG*	10/06/23	IDR	3,536,617,748	USD	227,904	928
UBS AG*	10/13/23	HUF	45,273,248	USD	126,493	(3,808)
UBS AG*	10/13/23	USD	759,271	MXN	13,042,000	12,147
UBS AG*	10/13/23	USD	314,551	HUF	113,383,000	7,297
UBS AG*	10/13/23	USD	171,621	CZK	3,928,000	1,449
UBS AG*	10/13/23	USD	736,473	RON	3,426,000	8,428
UBS AG*	10/19/23	ILS	1,836,922	USD	484,812	(2,857)
UBS AG*	10/20/23	USD	1,853,371	JPY	262,245,501	93,756
UBS AG*	10/20/23	USD	1,600,552	CHF	1,390,000	79,281
UBS AG*	10/20/23	USD	1,111,373	NZD	1,880,000	(15,407)
UBS AG*	11/17/23	USD	2,151,753	PLN	8,879,900	121,558
UBS AG*	11/17/23	PLN	13,913,000	USD	3,172,778	8,126
UBS AG*	11/24/23	EUR	305,219	USD	323,142	256
UBS AG*	11/24/23	USD	3,776,795	GBP	2,960,585	163,532
UBS AG*	11/24/23	USD	913,943	EUR	854,515	8,531
UBS AG*	12/07/23	USD	383,121	COP	1,608,725,383	(4,586)

The accompanying notes are an integral part of the financial statements.

58

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS AG*	12/08/23	USD	1,945,279	THB	67,374,746	$84,347
UBS AG*	12/08/23	THB	5,521,000	USD	152,083	410
UBS AG*	1/17/24	USD	227,556	IDR	3,536,617,748	(1,214)
UBS AG*	1/17/24	USD	210,308	PEN	803,063	(598)
						$5,664,546

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
Euro-BOBL	12/07/23	257	$31,661,675	$(210,864)
Euro-Schatz	12/07/23	3	332,403	599
Australia 3 Year Bond	12/15/23	10	680,416	(3,124)
Korea 10 Year Bond	12/19/23	51	4,112,297	(34,262)
U.S. Treasury Note 10 Year	12/19/23	9	972,857	(294)
U.S. Treasury Ultra 10 Year	12/19/23	16	1,783,280	1,720
U.S. Treasury Note 5 Year	12/29/23	646	68,484,101	(421,945)
				$(668,170)
Short
Euro-Bund	12/07/23	10	$(1,370,817)	$10,770
Euro-Buxl 30 Year Bond	12/07/23	50	(6,682,022)	213,766
Japanese 10 Year Bond	12/13/23	3	(2,929,193)	19,129
Australia 10 Year Bond	12/15/23	11	(811,996)	20,074
Canada 10 Year Bond	12/18/23	6	(521,692)	13,111
Korea 3 Year Bond	12/19/23	34	(2,597,681)	1,194
U.S. Treasury Ultra Bond	12/19/23	66	(8,205,581)	372,206
UK Long Gilt	12/27/23	4	(462,364)	2,826
U.S. Treasury Note 2 Year	12/29/23	335	(68,223,010)	314,846
				$967,922

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Obligation/ Index	Rate Paid by Fund	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Lanxess AG	1.000%	Quarterly	12/20/28	EUR	220,000	$12,436	$9,765	$2,671
Bombardier, Inc.	5.000%	Quarterly	6/20/28	USD	390,000	(11,396)	(15,794)	4,398
						$1,040	$(6,029)	$7,069

The accompanying notes are an integral part of the financial statements.

59

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

OTC Credit Default Swaps-Buy Protection

Reference Obligation/Index	Rate Paid by Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Indonesia	1.000%	Quarterly	Deutsche Bank AG*	6/20/28	USD	589,000	$(3,409)	$(5,451)	$2,042
CMBX.NA.AAA Series 15†	0.5000%	Monthly	Morgan Stanley & Co. LLC*	11/18/64	USD	4,189,000	129,943	111,752	18,191
CMBX.NA.AAA Series 15†	0.5000%	Monthly	Morgan Stanley & Co. LLC*	11/18/64	USD	4,900,000	151,999	131,103	20,896
							$278,533	$237,404	$41,129

Centrally Cleared Credit Default Swaps - Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Termination Date	Credit Rating	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Cellnex Telecom SA	5.000%	Quarterly	12/20/28	BBB-**	EUR	220,000	$34,391	$33,780	$611
CDX.NA.HY Series 40†	5.000%	Quarterly	6/20/28	Not Rated	USD	930,000	15,811	5,232	10,579
Republic of Mexico	1.000%	Quarterly	12/20/28	BBB-**	USD	2,686,000	(32,088)	(27,864)	(4,224)
CDX.NA.IG Series 41†	1.000%	Quarterly	12/20/28	BBB**	USD	11,123,000	135,477	126,437	9,040
							$153,591	$137,585	$16,006

OTC Credit Default Swaps-Sell Protection††

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BBB-**	12/20/24	USD	151,000	$1,356	$(4,578)	$5,934
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BBB-**	12/20/24	USD	303,000	2,722	(9,187)	11,909
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BBB-**	12/20/24	USD	152,000	1,365	(10,490)	11,855
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BBB-**	12/20/29	USD	225,000	(551)	(11,045)	10,494
Republic of Greece	1.000%	Quarterly	Bank of America N.A.*	BBB-**	12/20/29	USD	225,000	(551)	(11,239)	10,688
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BBB-**	6/20/24	USD	135,000	790	(8,192)	8,982
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BBB-**	6/20/24	USD	67,500	395	(3,879)	4,274
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BBB-**	6/20/24	USD	67,500	395	(3,879)	4,274
Republic of Greece	1.000%	Quarterly	Barclays Bank PLC*	BBB-**	12/20/24	USD	450,000	4,042	(2,504)	6,546

The accompanying notes are an integral part of the financial statements.

60

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BBB-**	6/20/25	USD	150,000	$1,628	$(9,034)	$10,662
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BBB-**	6/20/25	USD	75,000	814	(4,350)	5,164
Republic of Greece	1.000%	Quarterly	Citibank N.A.*	BBB-**	12/20/25	USD	300,000	3,805	(281)	4,086
Republic of Indonesia	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	BBB**	6/20/28	USD	735,000	4,254	(6,768)	11,022
Barclays Bank PLC	1.000%	Quarterly	JP Morgan Chase Bank N.A.*	A+**	6/20/24	EUR	100,000	346	1,278	(932)
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB-**	12/20/24	USD	134,000	1,204	(993)	2,197
Republic of Greece	1.000%	Quarterly	Morgan Stanley & Co. LLC*	BBB-**	6/20/25	USD	94,000	1,020	(4,498)	5,518
								$23,034	$(89,639)	$112,673

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.562%	Quarterly	5/15/28	CNY	1,009,000	$1,221	$—	$1,221
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.579%	Quarterly	5/15/28	CNY	4,373,000	5,737	—	5,737
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.568%	Quarterly	5/16/28	CNY	3,429,000	4,254	—	4,254
3-Month CNREPOFIX=CFXS-Reuters	Quarterly	Fixed 2.476%	Quarterly	6/01/28	CNY	20,850,000	12,614	—	12,614
6-Month EURIBOR	Semi-Annually	Fixed -0.144%	Annually	10/20/25	EUR	690,000	(55,720)	—	(55,720)
6-Month EURIBOR	Semi-Annually	Fixed -0.090%	Annually	11/04/25	EUR	1,030,000	(83,181)	—	(83,181)
6-Month EURIBOR	Semi-Annually	Fixed 3.366%	Annually	9/21/28	EUR	9,100,000	(15,893)	—	(15,893)
6-Month EURIBOR	Semi-Annually	Fixed 2.638%	Annually	12/16/29	EUR	1,275,000	(54,313)	—	(54,313)
6-Month EURIBOR	Semi-Annually	Fixed 0.830%	Annually	3/02/32	EUR	800,000	(155,694)	—	(155,694)
6-Month EURIBOR	Semi-Annually	Fixed 1.222%	Annually	4/04/32	EUR	1,350,000	(225,137)	—	(225,137)

The accompanying notes are an integral part of the financial statements.

61

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
6-Month EURIBOR	Semi-Annually	Fixed 1.627%	Annually	4/21/32	EUR	946,000	$(128,524)	$—	$(128,524)
6-Month EURIBOR	Semi-Annually	Fixed 1.640%	Annually	5/02/32	EUR	950,000	(128,401)	—	(128,401)
6-Month EURIBOR	Semi-Annually	Fixed 2.796%	Annually	11/17/32	EUR	82,000	(3,902)	—	(3,902)
6-Month EURIBOR	Semi-Annually	Fixed 2.803%	Annually	11/18/32	EUR	140,000	(6,582)	—	(6,582)
6-Month EURIBOR	Semi-Annually	Fixed 2.735%	Annually	11/21/32	EUR	131,000	(6,903)	—	(6,903)
6-Month EURIBOR	Semi-Annually	Fixed 2.730%	Annually	11/23/32	EUR	2,400,000	(127,512)	—	(127,512)
6-Month EURIBOR	Semi-Annually	Fixed 2.717%	Annually	11/24/32	EUR	200,000	(10,847)	—	(10,847)
6-Month EURIBOR	Semi-Annually	Fixed 2.683%	Annually	11/30/32	EUR	126,000	(7,195)	—	(7,195)
6-Month EURIBOR	Semi-Annually	Fixed 2.698%	Annually	11/30/32	EUR	54,000	(3,019)	—	(3,019)
Fixed 2.953%	Annually	6-Month EURIBOR	Semi-Annually	9/21/53	EUR	1,950,000	53,942	—	53,942
GBP-SONIA-COMPOUND	Annually	Fixed 3.955%	Annually	1/25/25	GBP	5,277,000	(115,390)	—	(115,390)
Fixed 0.418%	Annually	JPY-TONAR	Annually	8/10/28	JPY	1,575,000,000	71,086	—	71,086
28 Day-MXN-TIIE	Monthly	Fixed 5.499%	Monthly	5/04/27	MXN	15,000,000	(113,488)	—	(113,488)
Fixed 3.090%	Annually	6-Month WIBOR	Semi-Annually	2/20/28	PLN	1,070,000	14,122	—	14,122
Fixed 2.850%	Annually	6-Month WIBOR	Semi-Annually	4/06/28	PLN	100,000	1,511	—	1,511
Fixed 2.920%	Annually	6-Month WIBOR	Semi-Annually	5/07/28	PLN	200,000	2,984	—	2,984
Fixed 3.030%	Annually	6-Month WIBOR	Semi-Annually	5/18/28	PLN	300,000	4,229	—	4,229
Fixed 5.010%	Annually	6-Month WIBOR	Semi-Annually	6/30/28	PLN	4,150,000	(17,406)	—	(17,406)
Fixed 5.010%	Annually	6-Month WIBOR	Semi-Annually	6/30/28	PLN	4,150,000	(17,406)	—	(17,406)
Fixed 1.715%	Annually	6-Month WIBOR	Semi-Annually	9/24/29	PLN	1,700,000	57,953	—	57,953
Fixed 1.780%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	823,529	27,911	—	27,911
Fixed 1.775%	Annually	6-Month WIBOR	Semi-Annually	10/22/29	PLN	1,176,471	39,942	—	39,942
							$(979,007)	$—	$(979,007)

The accompanying notes are an integral part of the financial statements.

62

MassMutual Select T. Rowe Price Bond Asset Fund – Portfolio of Investments (Continued)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-week CNREPOFIX =CFXS-Reuters	Quarterly	Fixed 2.650%	Quarterly	Citibank N.A.*	5/15/30	CNY	3,331,000	$5,171	$—	$5,171
1-week CNREPOFIX =CFXS-Reuters	Quarterly	Fixed 2.650%	Quarterly	Citibank N.A.*	5/16/30	CNY	3,299,000	5,103	—	5,103
								$10,274	$—	$10,274

*	Contracts are subject to a master netting agreement or similar agreement.
**

Rating represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RON	New Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

63

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 97.0%
CORPORATE DEBT — 27.4%
Brazil — 1.9%
Braskem Netherlands Finance BV
7.250% 2/13/33 (a)	$200,000	$184,274
8.500% 1/12/31 (a) (b)	200,000	198,190
Cosan Overseas Ltd.
8.250% (a) (c)	100,000	99,750
Globo Comunicacao e Participacoes SA
4.875% 1/22/30 (a)	850,000	706,020
5.500% 1/14/32 (a)	200,000	164,267
MercadoLibre, Inc., Convertible,
2.000% 8/15/28	45,000	130,748
		1,483,249
Chile — 3.0%
AES Andes SA 5 yr. USD Swap + 4.644%
7.125% VRN 3/26/79 (a)	650,000	613,220
Agrosuper SA
4.600% 1/20/32 (a)	200,000	159,944
Banco Santander Chile
3.177% 10/26/31 (a)	375,000	310,960
Celulosa Arauco y Constitucion SA
4.200% 1/29/30 (a)	200,000	171,431
5.150% 1/29/50 (a)	250,000	192,991
Corp. Nacional del Cobre de Chile
3.150% 1/14/30 (a)	200,000	168,801
5.125% 2/02/33 (a)	200,000	184,038
Empresa de los Ferrocarriles del Estado
3.068% 8/18/50 (a)	450,000	257,228
Empresa de Transporte de Pasajeros Metro SA
3.693% 9/13/61 (a)	200,000	121,106
4.700% 5/07/50 (a)	200,000	155,251
		2,334,970
China — 0.2%
Lenovo Group Ltd.
3.421% 11/02/30 (a)	200,000	163,097
Colombia — 1.4%
Banco Davivienda SA 10 yr. CMT + 5.097%
6.650% VRN (a) (c)	400,000	269,000
Banco de Bogota SA
6.250% 5/12/26 (a)	250,000	238,437
Bancolombia SA 5 yr. CMT + 2.944%
4.625% VRN 12/18/29	200,000	172,192

	Principal Amount	Value
Ecopetrol SA
4.625% 11/02/31	$355,000	$271,034
6.875% 4/29/30	50,000	45,653
8.875% 1/13/33	100,000	97,679
		1,093,995
Ghana — 0.2%
Kosmos Energy Ltd.
7.125% 4/04/26 (a)	200,000	188,260
India — 0.7%
Greenko Power II Ltd.
4.300% 12/13/28 (a)	241,150	206,155
Reliance Industries Ltd.
2.875% 1/12/32 (a)	400,000	319,170
		525,325
Indonesia — 1.4%
Bank Negara Indonesia Persero Tbk PT
3.750% 3/30/26 (a)	213,000	196,702
Minejesa Capital BV
5.625% 8/10/37 (a)	500,000	381,430
Pertamina Persero PT
5.625% 5/20/43 (a)	200,000	174,965
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% 6/30/50 (a)	200,000	129,350
6.150% 5/21/48 (a)	200,000	177,074
		1,059,521
Israel — 0.8%
ICL Group Ltd.
6.375% 5/31/38 (a)	150,000	146,126
ICL Group Ltd.
6.375% 5/31/38 (a)	200,000	194,834
Leviathan Bond Ltd.
6.125% 6/30/25 (a)	300,000	291,540
		632,500
Jamaica — 0.2%
TransJamaican Highway Ltd.
5.750% 10/10/36 (a)	139,285	114,675
Kazakhstan — 0.4%
KazMunayGas National Co. JSC
3.500% 4/14/33 (a)	200,000	149,260
6.375% 10/24/48 (a)	230,000	187,129
		336,389
Kuwait — 0.3%
MEGlobal Canada ULC
5.875% 5/18/30 (a)	200,000	198,000

The accompanying notes are an integral part of the financial statements.

64

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mexico — 6.0%
Banco Mercantil del Norte SA 10 yr. CMT + 7.760%
8.375% VRN (a) (c)	$200,000	$189,256
BBVA Bancomer SA
5 yr. CMT + 2.650% 5.125% VRN 1/18/33 (a)	375,000	322,869
5 yr. CMT + 4.308% 5.875% VRN 9/13/34 (a)	200,000	175,045
5 yr. CMT + 4.661% 8.450% VRN 6/29/38	425,000	418,905
Cemex SAB de CV
5.450% 11/19/29 (a) (b)	200,000	189,463
Cometa Energia SA de CV
6.375% 4/24/35 (a)	164,200	152,915
Industrias Penoles SAB de CV
4.750% 8/06/50 (a)	200,000	149,887
Infraestructura Energetica Nova SAPI de CV
4.875% 1/14/48 (a)	300,000	217,490
Petroleos Mexicanos
4.500% 1/23/26	500,000	446,668
5.950% 1/28/31	175,000	125,256
6.500% 3/13/27	850,000	749,470
6.500% 6/02/41	1,210,000	727,931
6.840% 1/23/30	55,000	42,966
8.750% 6/02/29	655,000	580,487
10.000% 2/07/33 (a)	260,000	231,449
		4,720,057
Oman — 0.6%
Lamar Funding Ltd.
3.958% 5/07/25 (a)	500,000	476,000
Panama — 0.7%
Aeropuerto Internacional de Tocumen SA
4.000% 8/11/41 (a)	200,000	155,526
Banco General SA 10 yr. CMT + 3.665%
5.250% VRN (a) (c)	200,000	176,030
Banco Nacional de Panama
2.500% 8/11/30 (a)	310,000	240,292
		571,848
Paraguay — 0.2%
Telefonica Celular del Paraguay SA
5.875% 4/15/27 (a)	200,000	182,010
Peru — 0.3%
Consorcio Transmantaro SA
4.700% 4/16/34 (a)	200,000	178,206

	Principal Amount	Value
Lima Metro Line 2 Finance Ltd.
5.875% 7/05/34 (a)	$90,323	$86,909
		265,115
Philippines — 1.2%
Globe Telecom, Inc.
3.000% 7/23/35 (a)	400,000	286,255
International Container Terminal Services, Inc.
4.750% 6/17/30 (a)	400,000	374,920
Manila Water Co., Inc.
4.375% 7/30/30 (a)	300,000	269,250
		930,425
Qatar — 1.0%
Ooredoo International Finance Ltd.
2.625% 4/08/31 (a)	260,000	216,411
QatarEnergy
2.250% 7/12/31 (a)	300,000	240,195
3.125% 7/12/41 (a)	450,000	310,529
		767,135
Republic of Korea — 0.3%
POSCO
5.750% 1/17/28 (a) (b)	200,000	198,795
Romania — 0.4%
Banca Transilvania SA 1 yr. EURIBOR ICE Swap + 5.580%
8.875% VRN 4/27/27 EUR (a) (e)	280,000	306,273
Saudi Arabia — 1.5%
Gaci First Investment Co.
5.125% 2/14/53 (a)	450,000	364,824
Saudi Arabian Oil Co.
3.500% 4/16/29 (a)	200,000	180,123
4.250% 4/16/39 (a)	800,000	649,961
		1,194,908
Slovenia — 0.4%
Nova Kreditna Banka Maribor dd 3 mo. EUR EURIBOR + 3.496%
7.375% VRN 6/29/26 EUR (a) (e)	300,000	323,434
South Africa — 0.2%
Transnet SOC Ltd.
8.250% 2/06/28 (a)	200,000	191,448
Tanzania, United Republic Of — 0.3%
HTA Group Ltd.
7.000% 12/18/25 (a)	200,000	192,272
Thailand — 1.1%
Bangkok Bank PCL
5 yr. CMT + 2.150% 3.466% VRN 9/23/36 (a)	200,000	155,058

The accompanying notes are an integral part of the financial statements.

65

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5 yr. CMT + 1.900% 3.733% VRN 9/25/34 (a)	$375,000	$312,754
Thaioil Treasury Center Co. Ltd.
3.500% 10/17/49 (a)	425,000	243,941
3.500% 10/17/49 (a)	200,000	114,796
		826,549
United Arab Emirates — 0.9%
DP World Crescent Ltd.
3.875% 7/18/29 (a)	300,000	272,131
Emirates NBD Bank PJSC 6 yr. CMT + 3.656%
6.125% VRN (a) (c)	200,000	196,933
Ruwais Power Co. PJSC
6.000% 8/31/36 (a)	200,000	198,436
		667,500
United States — 0.9%
Hyundai Capital America
5.600% 3/30/28 (a)	175,000	171,193
International Bank for Reconstruction & Development
0.000% 3/31/27	275,000	245,460
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (a)	400,000	321,758
		738,411
Venezuela — 0.9%
Petroleos de Venezuela SA
5.375% 4/12/27 (a) (f)	900,000	47,250
6.000% 5/16/24 (a) (f)	2,400,000	126,000
6.000% 11/15/26 (a) (f)	1,750,000	91,875
8.500% 10/27/20 (a) (f)	250,000	122,500
9.000% 11/17/21 (a) (f)	4,990,000	261,975
9.750% 5/17/35 (a) (f)	150,000	7,875
12.750% 2/17/22 (a) (f)	1,500,000	78,750
		736,225

TOTAL CORPORATE DEBT (Cost $27,037,095)		21,418,386

SOVEREIGN DEBT OBLIGATIONS — 69.6%
Albania — 1.7%
Albania Government International Bond
3.500% 6/16/27 EUR (a) (e)	190,000	186,864
3.500% 11/23/31 EUR (a) (e)	600,000	519,393
3.500% 11/23/31 EUR (a) (e)	590,000	510,737
5.900% 6/09/28 EUR (e)	130,000	133,663
		1,350,657

	Principal Amount	Value
Angola — 2.9%
Angolan Government International Bond
8.000% 11/26/29 (a)	$800,000	$657,349
8.250% 5/09/28 (a)	1,125,000	972,625
9.125% 11/26/49 (a)	300,000	214,500
9.500% 11/12/25 (a)	400,000	391,000
		2,235,474
Argentina — 1.2%
Argentina Government International Bond
0.000% 12/15/35	845,000	20,533
0.750% STEP 7/09/30 (f)	396,224	112,659
3.625% STEP 7/09/35	1,224,923	302,134
4.250% STEP 1/09/38 (f)	1,677,891	491,420
		926,746
Bahamas — 0.7%
Bahamas Government International Bond
6.000% 11/21/28 (a)	675,000	555,346
Bahrain — 2.3%
Bahrain Government International Bond
5.625% 5/18/34 (a)	700,000	598,153
6.750% 9/20/29 (a)	350,000	343,686
7.000% 10/12/28 (a)	675,000	683,327
7.500% 9/20/47 (a)	200,000	177,000
		1,802,166
Barbados — 0.1%
Barbados Government International Bond
6.500% 10/01/29 (a)	75,000	69,285
Bermuda — 0.5%
Bermuda Government International Bond
5.000% 7/15/32 (a)	400,000	372,693
Brazil — 1.1%
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/01/29 BRL (e) (f)	650,000	122,805
10.000% 1/01/31 BRL (e) (f)	3,100,000	573,726
Brazilian Government International Bond
5.000% 1/27/45	240,000	177,424
		873,955
Bulgaria — 0.4%
Bulgaria Government International Bond
4.500% 1/27/33 EUR (a) (e)	310,000	316,048

The accompanying notes are an integral part of the financial statements.

66

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chile — 0.6%
Chile Government International Bond
3.500% 1/31/34	$200,000	$165,126
4.000% 1/31/52	200,000	145,576
4.950% 1/05/36	200,000	183,430
		494,132
China — 1.6%
China Government Bond
2.620% 6/25/30 CNY (e)	9,000,000	1,225,780
Colombia — 3.0%
Colombia Government International Bond
3.000% 1/30/30	600,000	459,815
3.125% 4/15/31	400,000	295,542
4.125% 5/15/51	725,000	403,373
4.500% 1/28/26	200,000	191,233
5.000% 6/15/45	350,000	229,022
5.625% 2/26/44	400,000	285,671
Colombia TES
7.000% 3/26/31 COP (e)	2,573,300,000	494,103
		2,358,759
Costa Rica — 0.2%
Costa Rica Government International Bond
5.625% 4/30/43 (a)	200,000	165,444
Dominican Republic — 4.1%
Dominican Republic International Bond
4.500% 1/30/30 (a)	355,000	300,399
4.875% 9/23/32 (a)	925,000	750,253
4.875% 9/23/32 (a)	500,000	405,542
5.500% 2/22/29 (a)	165,000	150,796
5.875% 1/30/60 (a)	1,175,000	839,339
6.500% 2/15/48 (a)	300,000	242,087
6.850% 1/27/45 (a)	475,000	403,237
7.050% 2/03/31 (a)	150,000	144,792
		3,236,445
Ecuador — 1.3%
Ecuador Government International Bond
0.000% 7/31/30 (a)	165,446	48,962
2.500% STEP 7/31/40 (a)	408,900	133,227
3.500% STEP 7/31/35 (a)	828,550	306,474
3.500% STEP 7/31/35 (a)	50,000	18,494
6.000% STEP 7/31/30 (a)	927,100	471,338
		978,495

	Principal Amount	Value
Egypt — 1.6%
Egypt Government International Bond
5.875% 2/16/31 (a)	$200,000	$110,087
7.500% 1/31/27 (a)	270,000	194,079
7.600% 3/01/29 (a)	275,000	176,358
7.625% 5/29/32 (a)	275,000	158,125
8.500% 1/31/47 (a)	640,000	339,955
8.500% 1/31/47 (a)	550,000	292,149
		1,270,753
El Salvador — 0.9%
El Salvador Government International Bond
5.875% 1/30/25 (a)	590,000	534,006
6.375% 1/18/27 (a)	125,000	101,647
7.650% 6/15/35 (a)	45,000	31,695
		667,348
Ghana — 0.2%
Ghana Government International Bond
10.750% 10/14/30 (a)	200,000	133,796
Guatemala — 1.7%
Guatemala Government Bond
4.875% 2/13/28 (a)	400,000	370,829
5.250% 8/10/29 (a)	200,000	184,060
5.375% 4/24/32 (a)	200,000	182,565
6.600% 6/13/36	400,000	383,468
7.050% 10/04/32 (a) (g)	200,000	200,700
		1,321,622
India — 2.0%
Export-Import Bank of India
2.250% 1/13/31 (a)	205,000	159,019
2.250% 1/13/31 (a)	200,000	155,140
3.250% 1/15/30 (a)	1,500,000	1,278,689
		1,592,848
Indonesia — 5.3%
Indonesia Government International Bond
3.500% 1/11/28	404,000	374,150
4.550% 1/11/28	200,000	193,623
4.625% 4/15/43 (a)	1,400,000	1,201,248
Indonesia Treasury Bond
6.125% 5/15/28 IDR (e)	8,304,000,000	529,414
Perusahaan Penerbit SBSN Indonesia III
3.800% 6/23/50 (a)	200,000	143,198
4.450% 2/20/29 (a)	386,000	368,588
4.550% 3/29/26 (a)	1,350,000	1,320,779
		4,131,000

The accompanying notes are an integral part of the financial statements.

67

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ivory Coast — 2.8%
Ivory Coast Government International Bond
4.875% 1/30/32 EUR (a) (e)	$250,000	$200,878
6.125% 6/15/33 (a)	1,925,000	1,593,014
6.625% 3/22/48 EUR (a) (e)	525,000	380,757
		2,174,649
Jamaica — 0.8%
Jamaica Government International Bond
6.750% 4/28/28	200,000	202,935
8.000% 3/15/39	175,000	199,459
8.000% 3/15/39	170,000	193,760
		596,154
Jordan — 2.2%
Jordan Government International Bond
5.850% 7/07/30 (a)	1,200,000	1,063,759
7.500% 1/13/29 (a)	400,000	390,149
7.750% 1/15/28 (a)	240,000	238,999
		1,692,907
Kenya — 0.8%
Kenya Government International Bond
7.250% 2/28/28 (a)	800,000	642,390
Mexico — 1.1%
Mexican Bonos
7.750% 5/29/31 MXN (e)	9,700,000	489,996
Mexico Government International Bond
6.350% 2/09/35	380,000	371,483
		861,479
Morocco — 2.1%
Morocco Government International Bond
3.000% 12/15/32 (a)	600,000	456,000
3.000% 12/15/32 (a)	425,000	323,000
4.000% 12/15/50 (a)	1,000,000	617,500
6.500% 9/08/33 (a)	240,000	235,200
		1,631,700
Nigeria — 0.8%
Nigeria Government International Bond
7.875% 2/16/32 (a)	750,000	589,387
Oman — 3.5%
Oman Government International Bond
4.750% 6/15/26 (a)	350,000	339,063
4.750% 6/15/26 (a)	600,000	581,250
5.375% 3/08/27 (a)	200,000	194,660
5.625% 1/17/28 (a)	200,000	194,700

	Principal Amount	Value
6.500% 3/08/47 (a)	$390,000	$347,685
6.750% 10/28/27 (a)	200,000	203,236
6.750% 10/28/27 (a)	400,000	406,472
6.750% 1/17/48 (a)	300,000	275,270
7.000% 1/25/51 (a)	200,000	188,146
		2,730,482
Pakistan — 0.3%
Pakistan Government International Bond
7.875% 3/31/36 (a)	562,000	263,297
Panama — 2.7%
Panama Government International Bond
2.252% 9/29/32 (b)	1,050,000	758,897
4.500% 1/19/63	360,000	232,287
6.400% 2/14/35	1,150,000	1,113,236
		2,104,420
Paraguay — 1.5%
Paraguay Government International Bond
4.950% 4/28/31 (a)	400,000	369,637
5.400% 3/30/50 (a)	200,000	157,575
5.400% 3/30/50 (a)	600,000	472,724
5.850% 8/21/33 (a)	200,000	189,104
		1,189,040
Peru — 1.0%
Peruvian Government International Bond
2.780% 12/01/60	670,000	355,679
3.300% 3/11/41	300,000	207,151
3.550% 3/10/51	130,000	85,402
6.150% 8/12/32 PEN (a) (e)	530,000	130,161
		778,393
Philippines — 0.9%
Philippines Government International Bond
2.650% 12/10/45	900,000	541,946
4.625% 7/17/28	200,000	193,817
		735,763
Poland — 0.4%
Poland Government International Bond
3.875% 2/14/33 EUR (a) (e)	230,000	234,932
5.500% 4/04/53	120,000	108,456
		343,388
Qatar — 1.3%
Qatar Government International Bond
4.400% 4/16/50 (a)	200,000	162,916
4.400% 4/16/50 (a)	200,000	162,916

The accompanying notes are an integral part of the financial statements.

68

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
4.817% 3/14/49 (a)	$800,000	$693,496
		1,019,328
Republic of Korea — 0.5%
Export-Import Bank of Korea
5.000% 1/11/28	200,000	197,606
5.125% 1/11/33	200,000	195,955
		393,561
Romania — 1.6%
Romania Government International Bond
2.625% 12/02/40 EUR (a) (e)	50,000	30,995
2.875% 4/13/42 EUR (a) (e)	125,000	77,543
3.000% 2/14/31 (a)	174,000	139,823
3.000% 2/14/31 (a)	300,000	241,074
4.000% 2/14/51 (a)	160,000	101,776
4.000% 2/14/51 (a)	722,000	459,264
5.500% 9/18/28 EUR (a) (e)	210,000	219,878
		1,270,353
Saudi Arabia — 1.0%
Saudi Government International Bond
2.750% 2/03/32 (a)	200,000	165,860
3.750% 1/21/55 (a)	400,000	265,252
5.000% 4/17/49 (a)	400,000	334,072
		765,184
Senegal — 2.3%
Senegal Government International Bond
4.750% 3/13/28 EUR (a) (e)	300,000	269,789
6.250% 5/23/33 (a)	200,000	160,064
6.250% 5/23/33 (a)	1,750,000	1,400,560
		1,830,413
Serbia — 1.3%
Senegal Government International Bond
2.125% 12/01/30 (a)	1,100,000	806,403
6.250% 5/26/28 (a)	240,000	235,200
		1,041,603
South Africa — 1.7%
South Africa Government International Bond
5.650% 9/27/47	210,000	139,270
5.875% 4/20/32	425,000	361,250
6.250% 3/08/41	400,000	307,000
7.300% 4/20/52	360,000	284,940
8.000% 1/31/30 ZAR (e)	5,835,000	268,856
		1,361,316

	Principal Amount	Value
Sri Lanka — 1.4%
Sri Lanka Government International Bond
6.125% 6/03/25 (a)	$200,000	$96,038
6.125% 6/03/25 (a)	500,000	240,096
6.825% 7/18/26 (a)	200,000	95,233
6.850% 11/03/25 (a)	1,400,000	666,920
		1,098,287
Suriname — 0.7%
Suriname Government International Bond
9.250% 10/26/26 (a)	631,000	537,927
Turkey — 2.8%
Turkey Government International Bond
4.250% 4/14/26	200,000	182,840
4.875% 10/09/26	400,000	366,344
4.875% 4/16/43	450,000	284,463
6.000% 1/14/41	350,000	257,887
8.600% 9/24/27	275,000	278,394
9.375% 3/14/29	325,000	332,780
9.375% 1/19/33	230,000	233,963
9.875% 1/15/28	200,000	210,474
		2,147,145
Uruguay — 0.5%
Uruguay Government International Bond
5.750% 10/28/34	355,000	361,310
Venezuela — 0.2%
Venezuela Government International Bond
7.750% 10/13/19 (a) (f)	1,000,000	65,000
9.250% 9/15/27 (f)	300,000	29,250
11.750% 10/21/26 (a) (f)	300,000	29,250
12.750% 8/23/22 (a) (f)	255,000	24,862
		148,362

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $65,080,716)		54,387,030

TOTAL BONDS & NOTES (Cost $92,117,811)		75,805,416

TOTAL LONG-TERM INVESTMENTS (Cost $92,117,811)		75,805,416

The accompanying notes are an integral part of the financial statements.

69

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 2.0%
Investment of Cash Collateral from Securities Loaned — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	592,850	$592,850
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,917	1,917
	Principal Amount
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600% 10/02/23 (i)	$902,002	902,002

TOTAL SHORT-TERM INVESTMENTS (Cost $1,496,769)		1,496,769

TOTAL INVESTMENTS — 99.0% (Cost $93,614,580) (j)		77,302,185

Other Assets/(Liabilities) — 1.0%		819,116

NET ASSETS — 100.0%		$78,121,301

Abbreviation Legend

STEP	Step Up Bond

VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $54,910,191 or 70.29% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $1,176,430 or 1.51% of net assets. The Fund received $611,125 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is perpetual and has no stated maturity date.
(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2023, these securities amounted to a value of $2,185,197 or 2.80% of net assets.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $902,122. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $920,088.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/13/23	USD	287,441	ZAR	5,475,175	$(1,491)
Barclays Bank PLC*	10/13/23	USD	100,898	MXN	1,759,256	117
BNP Paribas SA*	11/24/23	USD	2,850,747	EUR	2,605,544	90,012
BNP Paribas SA*	12/04/23	USD	274,717	BRL	1,356,361	7,016
BNP Paribas SA*	12/07/23	USD	171,549	COP	724,709,643	(3,108)
Citibank N.A.*	10/06/23	USD	51,304	IDR	770,437,805	1,454
Citibank N.A.*	12/07/23	USD	172,714	COP	732,029,943	(3,707)
Goldman Sachs International*	10/06/23	USD	44,975	IDR	672,759,336	1,445
Goldman Sachs International*	10/06/23	IDR	490,932,372	USD	31,626	139
Goldman Sachs International*	10/13/23	USD	188,222	MXN	3,283,863	102
Goldman Sachs International*	12/04/23	USD	274,456	BRL	1,356,361	6,755
Goldman Sachs International*	12/07/23	COP	661,357,625	USD	157,753	1,636
Goldman Sachs International*	12/15/23	USD	209,014	CNH	1,508,537	1,738
Goldman Sachs International*	1/17/24	USD	31,578	IDR	490,932,372	(179)

The accompanying notes are an integral part of the financial statements.

70

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC Bank USA*	10/06/23	IDR	480,584,647	USD	31,096	$—
HSBC Bank USA*	10/13/23	ZAR	233,400	USD	12,458	(141)
HSBC Bank USA*	11/24/23	USD	1,109,204	EUR	1,015,184	33,553
HSBC Bank USA*	12/15/23	USD	417,780	CNH	3,017,120	3,222
HSBC Bank USA*	1/17/24	USD	31,056	IDR	480,584,647	(31)
Morgan Stanley & Co. LLC*	10/13/23	USD	215,483	MXN	3,753,162	478
Morgan Stanley & Co. LLC*	12/15/23	USD	631,596	CNH	4,574,343	3,073
UBS AG*	10/06/23	USD	131,980	PEN	481,000	5,004
UBS AG*	10/06/23	IDR	471,680,122	USD	30,395	123
UBS AG*	10/06/23	PEN	481,000	USD	126,746	230
UBS AG*	12/07/23	USD	350,412	COP	1,471,380,185	(4,195)
UBS AG*	1/17/24	USD	30,350	IDR	471,680,122	(161)
UBS AG*	1/17/24	USD	126,118	PEN	481,000	(206)
						$142,878

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/23	22	$2,809,030	$(197,905)

Short
U.S. Treasury Note 10 Year	12/19/23	8	$(879,364)	$14,864

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

BRL	Brazilian Real
CNH	Offshore Chinese Yuan
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian New Sol
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

71

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 98.6%
Basic Materials — 1.8%
Chemicals — 1.1%
CF Industries Holdings, Inc.	1,774	$152,103
FMC Corp.	565	37,838
Linde PLC (LIN US)	50,513	18,808,516
Nutrien Ltd.	76,077	4,698,516
RPM International, Inc.	720	68,263
Sherwin-Williams Co.	789	201,234
		23,966,470
Iron & Steel — 0.0%
Steel Dynamics, Inc.	397	42,566
Mining — 0.7%
Franco-Nevada Corp.	18,248	2,435,925
Freeport-McMoRan, Inc.	145,989	5,443,930
Newmont Corp.	1,083	40,017
Southern Copper Corp.	68,545	5,160,753
Wheaton Precious Metals Corp.	80,060	3,246,433
		16,327,058
		40,336,094
Communications — 13.6%
Advertising — 0.2%
Trade Desk, Inc. Class A (a)	47,230	3,691,025
Internet — 12.4%
Airbnb, Inc. Class A (a)	600	82,326
Alphabet, Inc. Class A (a)	425,955	55,740,471
Alphabet, Inc. Class C (a)	328,958	43,373,112
Amazon.com, Inc. (a)	671,377	85,345,444
Booking Holdings, Inc. (a)	5,302	16,351,103
Coupang, Inc. (a)	268,779	4,569,243
Gen Digital, Inc.	9,571	169,215
Maplebear, Inc. (a)	11,206	332,706
Maplebear, Inc., Lockup Shares (Acquired 2/26/21, Cost $1,190,377) (a) (b) (c)	21,673	643,471
Match Group, Inc. (a)	73,038	2,861,264
Meta Platforms, Inc. Class A (a)	111,617	33,508,540
Netflix, Inc. (a)	29,307	11,066,323
Palo Alto Networks, Inc. (a)	516	120,971
Pinterest, Inc. Class A (a)	189,709	5,127,834
Shopify, Inc. Class A (a)	74,257	4,052,205
Spotify Technology SA (a)	40,885	6,322,457
		269,666,685
Media — 0.0%
Charter Communications, Inc. Class A (a)	389	171,090
Comcast Corp. Class A	8,705	385,980

	Number of Shares	Value
Walt Disney Co. (a)	2,925	$237,071
		794,141
Telecommunications — 1.0%
Arista Networks, Inc. (a)	785	144,385
Cisco Systems, Inc.	4,336	233,103
T-Mobile US, Inc. (a)	152,589	21,370,089
Verizon Communications, Inc.	4,811	155,925
		21,903,502
		296,055,353
Consumer, Cyclical — 5.8%
Airlines — 0.0%
Alaska Air Group, Inc. (a)	441	16,352
Southwest Airlines Co.	3,056	82,726
United Airlines Holdings, Inc. (a)	1,066	45,092
		144,170
Apparel — 0.0%
NIKE, Inc. Class B	3,926	375,404
Auto Manufacturers — 2.1%
Cummins, Inc.	55,057	12,578,322
Ferrari NV	18,797	5,555,265
General Motors Co.	52,472	1,730,002
PACCAR, Inc.	1,364	115,967
Rivian Automotive, Inc. Class A (a) (d)	487,741	11,842,352
Tesla, Inc. (a)	56,913	14,240,771
		46,062,679
Auto Parts & Equipment — 0.0%
Aptiv PLC (a)	1,420	139,997
Aurora Innovation, Inc. (a)	319,054	749,777
Magna International, Inc.	503	26,966
		916,740
Distribution & Wholesale — 0.0%
Copart, Inc. (a)	3,786	163,139
Home Builders — 0.0%
NVR, Inc. (a)	39	232,569
Leisure Time — 0.1%
Norwegian Cruise Line Holdings Ltd. (a) (d)	75,597	1,245,838
Royal Caribbean Cruises Ltd. (a)	1,754	161,614
		1,407,452
Lodging — 0.5%
Hilton Worldwide Holdings, Inc.	37,077	5,568,224
Las Vegas Sands Corp.	89,608	4,107,631
Marriott International, Inc. Class A	519	102,015
Wynn Resorts Ltd.	1,140	105,347
		9,883,217

The accompanying notes are an integral part of the financial statements.

72

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 3.1%
AutoZone, Inc. (a)	2,400	$6,095,976
Bath & Body Works, Inc.	34,765	1,175,057
Burlington Stores, Inc. (a)	588	79,556
Chipotle Mexican Grill, Inc. (a)	3,455	6,328,973
Costco Wholesale Corp.	1,244	702,810
Dollar General Corp.	909	96,172
Dollar Tree, Inc. (a)	262	27,890
Floor & Decor Holdings, Inc. Class A (a)	21,182	1,916,971
Home Depot, Inc.	15,167	4,582,861
Lowe’s Cos., Inc.	1,025	213,036
Lululemon Athletica, Inc. (a)	5,442	2,098,490
McDonald’s Corp.	41,207	10,855,572
O’Reilly Automotive, Inc. (a)	4,256	3,868,108
Ross Stores, Inc.	49,882	5,634,172
Starbucks Corp.	2,809	256,377
Target Corp.	30,028	3,320,196
TJX Cos., Inc.	2,597	230,821
Ulta Beauty, Inc. (a)	19,558	7,812,443
Walmart, Inc.	81,688	13,064,362
		68,359,843
		127,545,213
Consumer, Non-cyclical — 21.3%
Agriculture — 0.7%
Altria Group, Inc.	2,589	108,867
Darling Ingredients, Inc. (a)	655	34,191
Philip Morris International, Inc.	172,731	15,991,436
		16,134,494
Beverages — 1.1%
Coca-Cola Co.	181,363	10,152,701
Constellation Brands, Inc. Class A	25,301	6,358,900
Keurig Dr Pepper, Inc.	7,116	224,652
Monster Beverage Corp. (a)	3,064	162,239
PepsiCo, Inc.	41,722	7,069,376
		23,967,868
Biotechnology — 1.8%
Amgen, Inc.	47,345	12,724,442
Argenx SE ADR (a)	11,093	5,453,652
Biogen, Inc. (a)	333	85,584
Gilead Sciences, Inc.	692	51,858
Legend Biotech Corp. ADR (a)	33,145	2,226,350
Moderna, Inc. (a)	350	36,152
Regeneron Pharmaceuticals, Inc. (a)	9,492	7,811,536
Vertex Pharmaceuticals, Inc. (a)	29,734	10,339,701
		38,729,275

	Number of Shares	Value
Commercial Services — 1.0%
Ant Group Balance Owed 2023 (Acquired 8/14/23, Cost $423,859) (a) (b) (c) (e)	423,859	$415,043
Booz Allen Hamilton Holding Corp.	36,108	3,945,521
Cintas Corp.	5,136	2,470,467
CoStar Group, Inc. (a)	1,006	77,351
Equifax, Inc.	267	48,909
FleetCor Technologies, Inc. (a)	15,690	4,006,285
Global Payments, Inc.	3,188	367,863
Moody’s Corp.	606	191,599
S&P Global, Inc.	743	271,500
Service Corp. International	52,551	3,002,764
TransUnion	53,337	3,829,063
United Rentals, Inc.	80	35,566
Verisk Analytics, Inc.	12,779	3,018,911
WillScot Mobile Mini Holdings Corp. (a)	481	20,005
		21,700,847
Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	125,417	8,918,403
elf Beauty, Inc. (a)	422	46,348
Estee Lauder Cos., Inc. Class A	20,182	2,917,308
Kenvue, Inc.	603,050	12,109,244
Procter & Gamble Co.	159,146	23,213,036
		47,204,339
Food — 1.5%
General Mills, Inc.	37,003	2,367,822
Hershey Co.	24,015	4,804,921
Kraft Heinz Co.	142,084	4,779,706
Mondelez International, Inc. Class A	279,768	19,415,899
Sysco Corp.	1,477	97,556
Tyson Foods, Inc. Class A	981	49,531
		31,515,435
Health Care – Products — 3.0%
Abbott Laboratories	2,845	275,538
Avantor, Inc. (a)	145,648	3,070,260
Baxter International, Inc.	4,400	166,056
Boston Scientific Corp. (a)	3,738	197,366
Danaher Corp.	51,341	12,737,702
Edwards Lifesciences Corp. (a)	2,386	165,302
GE HealthCare Technologies, Inc. (a)	102,222	6,955,185
Hologic, Inc. (a)	2,000	138,800
Intuitive Surgical, Inc. (a)	35,309	10,320,468
Medtronic PLC	66,878	5,240,560
STERIS PLC	13,331	2,925,088
Stryker Corp.	9,829	2,685,971
Teleflex, Inc.	672	131,988

The accompanying notes are an integral part of the financial statements.

73

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thermo Fisher Scientific, Inc.	41,174	$20,841,044
West Pharmaceutical Services, Inc.	158	59,283
Zimmer Biomet Holdings, Inc.	1,393	156,322
		66,066,933
Health Care – Services — 4.5%
Charles River Laboratories International, Inc. (a)	81	15,874
Elevance Health, Inc.	68,552	29,848,912
HCA Healthcare, Inc.	26,619	6,547,742
Humana, Inc.	29,865	14,529,920
ICON PLC (a)	307	75,599
IQVIA Holdings, Inc. (a)	261	51,352
Molina Healthcare, Inc. (a)	14,229	4,665,547
Quest Diagnostics, Inc.	29,646	3,612,661
Tenet Healthcare Corp. (a)	51,597	3,399,726
UnitedHealth Group, Inc.	70,183	35,385,567
		98,132,900
Household Products & Wares — 0.0%
Avery Dennison Corp.	585	106,862
Pharmaceuticals — 5.5%
AbbVie, Inc.	5,278	786,739
AstraZeneca PLC Sponsored ADR	127,047	8,603,623
Becton Dickinson & Co.	29,660	7,668,000
Bristol-Myers Squibb Co.	1,957	113,584
Cencora, Inc.	114,268	20,564,812
Cigna Group	29,487	8,435,346
CVS Health Corp.	1,000	69,820
DENTSPLY SIRONA, Inc.	1,720	58,755
Dexcom, Inc. (a)	1,787	166,727
Eli Lilly & Co.	58,563	31,455,944
Johnson & Johnson	65,330	10,175,148
McKesson Corp.	8,094	3,519,676
Merck & Co., Inc.	152,974	15,748,673
Novo Nordisk AS Sponsored ADR	2,396	217,892
Pfizer, Inc.	228,073	7,565,181
Viatris, Inc.	20,652	203,629
Zoetis, Inc.	21,332	3,711,341
		119,064,890
		462,623,843
Energy — 5.7%
Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	209	33,772
Oil & Gas — 3.2%
Chesapeake Energy Corp. (d)	343	29,577
Chevron Corp.	104,798	17,671,039
ConocoPhillips	84,604	10,135,559
Devon Energy Corp.	29,059	1,386,114
Diamondback Energy, Inc.	15,436	2,390,728

	Number of Shares	Value
EOG Resources, Inc.	2,391	$303,083
EQT Corp.	380,013	15,420,928
Exxon Mobil Corp.	115,050	13,527,579
Hess Corp.	1,461	223,533
Marathon Petroleum Corp.	1,939	293,448
Pioneer Natural Resources Co.	453	103,986
Range Resources Corp.	271,678	8,805,084
Suncor Energy, Inc. (d)	2,017	69,345
Valero Energy Corp.	744	105,432
		70,465,435
Oil & Gas Services — 1.9%
Halliburton Co.	397,229	16,087,774
NOV, Inc.	75,992	1,588,233
Schlumberger NV	388,852	22,670,072
		40,346,079
Pipelines — 0.6%
Kinder Morgan, Inc.	355,986	5,902,248
Williams Cos., Inc.	197,123	6,641,074
		12,543,322
		123,388,608
Financial — 14.8%
Banks — 3.8%
Bank of America Corp.	628,627	17,211,807
Bank of New York Mellon Corp.	4,764	203,185
Citigroup, Inc.	5,017	206,349
East West Bancorp, Inc.	25,718	1,355,596
Fifth Third Bancorp	7,103	179,919
Goldman Sachs Group, Inc.	35,037	11,336,922
Huntington Bancshares, Inc.	11,689	121,566
JP Morgan Chase & Co.	212,764	30,855,035
Morgan Stanley	4,458	364,085
PNC Financial Services Group, Inc.	55,739	6,843,077
Regions Financial Corp.	845	14,534
Truist Financial Corp.	1,437	41,112
U.S. Bancorp	36,885	1,219,418
Wells Fargo & Co.	303,378	12,396,025
Western Alliance Bancorp	869	39,948
		82,388,578
Diversified Financial Services — 4.1%
American Express Co.	58,774	8,768,493
Apollo Global Management, Inc.	2,097	188,227
BlackRock, Inc.	165	106,671
Capital One Financial Corp.	248	24,068
Cboe Global Markets, Inc.	21,484	3,356,016
Charles Schwab Corp.	133,557	7,332,279
CME Group, Inc.	21,254	4,255,476
Discover Financial Services	470	40,716

The accompanying notes are an integral part of the financial statements.

74

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intercontinental Exchange, Inc.	2,368	$260,527
LPL Financial Holdings, Inc.	22,277	5,294,129
Mastercard, Inc. Class A	54,087	21,413,584
Tradeweb Markets, Inc. Class A	682	54,697
Visa, Inc. Class A	164,978	37,946,590
		89,041,473
Insurance — 5.5%
Allstate Corp.	88,348	9,842,851
American International Group, Inc.	7,694	466,256
Berkshire Hathaway, Inc. Class B (a)	85,184	29,839,955
Chubb Ltd.	102,138	21,263,089
Corebridge Financial, Inc.	179,286	3,540,899
Equitable Holdings, Inc.	6,663	189,163
Hartford Financial Services Group, Inc.	98,351	6,974,069
Marsh & McLennan Cos., Inc.	1,153	219,416
MetLife, Inc.	326,197	20,521,053
Progressive Corp.	130,704	18,207,067
RenaissanceRe Holdings Ltd.	1,158	229,191
Travelers Cos., Inc.	51,564	8,420,917
		119,713,926
Private Equity — 0.0%
Ares Management Corp. Class A	1,174	120,769
Real Estate — 0.0%
CBRE Group, Inc. Class A (a)	800	59,088
Real Estate Investment Trusts (REITS) — 1.4%
American Homes 4 Rent Class A	1,428	48,109
American Tower Corp.	1,290	212,141
AvalonBay Communities, Inc.	627	107,681
Crown Castle, Inc.	400	36,812
Equinix, Inc.	338	245,476
Equity LifeStyle Properties, Inc.	115,672	7,369,463
Essex Property Trust, Inc.	590	125,133
Extra Space Storage, Inc.	19,724	2,398,044
Prologis, Inc.	43,953	4,931,966
Public Storage	40,618	10,703,655
Rexford Industrial Realty, Inc.	2,959	146,027
SBA Communications Corp.	192	38,433
Simon Property Group, Inc.	847	91,501
Sun Communities, Inc.	228	26,982
Welltower, Inc.	2,072	169,738
Weyerhaeuser Co.	156,168	4,788,111
		31,439,272
		322,763,106
Industrial — 7.9%
Aerospace & Defense — 1.2%
Airbus SE	30,996	4,146,720
Boeing Co. (a)	3,225	618,168

	Number of Shares	Value
General Dynamics Corp.	53,481	$11,817,697
Howmet Aerospace, Inc.	1,999	92,454
L3 Harris Technologies, Inc.	38,134	6,639,892
Northrop Grumman Corp.	7,478	3,291,741
RTX Corp.	2,738	197,054
TransDigm Group, Inc. (a)	280	236,076
		27,039,802
Building Materials — 0.6%
Carrier Global Corp.	168,869	9,321,569
Johnson Controls International PLC	1,924	102,376
Martin Marietta Materials, Inc.	5,396	2,214,950
Trane Technologies PLC	320	64,931
Vulcan Materials Co.	634	128,081
West Fraser Timber Co. Ltd. (WFG US) (d)	1,393	101,048
		11,932,955
Electrical Components & Equipment — 0.6%
AMETEK, Inc.	81,748	12,079,085
Emerson Electric Co.	553	53,403
		12,132,488
Electronics — 0.9%
Agilent Technologies, Inc.	23,255	2,600,374
Amphenol Corp. Class A	63,719	5,351,759
Honeywell International, Inc.	29,718	5,490,103
Hubbell, Inc.	5,454	1,709,338
TE Connectivity Ltd.	39,929	4,932,430
Trimble, Inc. (a)	821	44,219
		20,128,223
Environmental Controls — 0.0%
Republic Services, Inc.	701	99,900
Veralto Corp. (a)	1,579	133,520
Waste Connections, Inc.	1,481	198,898
		432,318
Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc.	3,478	290,691
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	12,646	3,452,358
Machinery – Diversified — 1.1%
Deere & Co.	5,643	2,129,555
Dover Corp.	11,852	1,653,473
IDEX Corp.	39,471	8,210,757
Ingersoll Rand, Inc.	3,293	209,830
Otis Worldwide Corp.	1,630	130,905
Rockwell Automation, Inc.	289	82,617
Westinghouse Air Brake Technologies Corp.	112,870	11,994,695
		24,411,832

The accompanying notes are an integral part of the financial statements.

75

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Miscellaneous - Manufacturing — 1.4%
3M Co.	993	$92,965
General Electric Co.	142,431	15,745,747
Siemens AG Registered	34,614	4,962,377
Teledyne Technologies, Inc. (a)	24,472	9,998,770
		30,799,859
Packaging & Containers — 0.0%
Ball Corp.	2,324	115,689
Packaging Corp. of America	328	50,364
Westrock Co.	1,824	65,299
		231,352
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	294	60,146
Transportation — 1.9%
Canadian National Railway Co. (d)	992	107,463
Canadian Pacific Kansas City Ltd. (d)	674	50,152
CSX Corp.	593,026	18,235,550
FedEx Corp.	836	221,473
JB Hunt Transport Services, Inc.	745	140,447
Norfolk Southern Corp.	22,944	4,518,362
Old Dominion Freight Line, Inc.	18,895	7,730,700
Saia, Inc. (a)	374	149,095
Union Pacific Corp.	48,150	9,804,785
		40,958,027
		171,870,051
Technology — 26.0%
Commercial Services — 0.0%
Celonis SE (Acquired 6/17/21, Cost $435,243) (a) (b) (c) (e)	1,177	262,565
Computers — 5.5%
Accenture PLC Class A	33,984	10,436,826
Apple, Inc.	630,856	108,008,856
Fortinet, Inc. (a)	2,813	165,067
Pure Storage, Inc. Class A (a)	4,748	169,124
Western Digital Corp. (a)	2,783	126,988
Zscaler, Inc. (a)	791	123,072
		119,029,933
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	249	58,896
Semiconductors — 8.5%
Advanced Micro Devices, Inc. (a)	51,816	5,327,721
Analog Devices, Inc.	50,764	8,888,269
Applied Materials, Inc.	96,406	13,347,411
ASML Holding NV	16,486	9,704,649
Broadcom, Inc.	4,884	4,056,553
Entegris, Inc.	1,074	100,859
KLA Corp.	12,589	5,774,071
Lam Research Corp.	22,878	14,339,244

	Number of Shares	Value
Lattice Semiconductor Corp. (a)	748	$64,275
Marvell Technology, Inc.	51,427	2,783,743
Micron Technology, Inc.	215,659	14,671,282
Monolithic Power Systems, Inc.	202	93,324
NVIDIA Corp.	162,129	70,524,494
NXP Semiconductor NV	85,153	17,023,788
ON Semiconductor Corp. (a)	4,468	415,300
QUALCOMM, Inc.	46,182	5,128,973
Texas Instruments, Inc.	77,404	12,308,010
		184,551,966
Software — 12.0%
Activision Blizzard, Inc.	2,435	227,989
Adobe, Inc. (a)	19,937	10,165,876
Atlassian Corp. Class A (a)	10,078	2,030,818
Bill Holdings, Inc. (a)	200	21,714
Broadridge Financial Solutions, Inc.	19,776	3,540,893
Cadence Design Systems, Inc. (a)	17,647	4,134,692
Canva, Inc. (Acquired 12/17/21-12/22/21, Cost $872,531) (a) (b) (c) (e)	512	546,130
Ceridian HCM Holding, Inc. (a)	33,644	2,282,745
Descartes Systems Group, Inc. (a)	1,308	95,981
DocuSign, Inc. (a)	7,638	320,796
Dynatrace, Inc. (a)	98,042	4,581,503
Epic Games, Inc. (Acquired 6/18/20-3/29/21, Cost $2,322,065) (a) (b) (c) (e)	3,487	2,408,297
Fair Isaac Corp. (a)	109	94,670
Fiserv, Inc. (a)	241,296	27,256,796
Intuit, Inc.	30,651	15,660,822
Klaviyo, Inc. Class A (a)	10,738	370,461
Microsoft Corp.	470,594	148,590,056
MongoDB, Inc. (a)	4,847	1,676,383
MSCI, Inc.	96	49,256
Roper Technologies, Inc.	19,801	9,589,228
Salesforce, Inc. (a)	61,653	12,501,995
Samsara, Inc. Class A (a)	716	18,050
ServiceNow, Inc. (a)	22,166	12,389,907
Snowflake, Inc. Class A (a)	13,535	2,067,742
Stripe, Inc., Class B (Acquired 12/17/19, Cost $295,694) (a) (b) (c) (e)	18,846	412,916
Synopsys, Inc. (a)	806	369,930
Zoom Video Communications, Inc. Class A (a)	439	30,704
		261,436,350
		565,339,710

The accompanying notes are an integral part of the financial statements.

76

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.7%
Electric — 1.7%
Ameren Corp.	16,912	$1,265,525
CMS Energy Corp.	2,960	157,206
Constellation Energy Corp.	129,924	14,172,110
Dominion Energy, Inc.	8,999	401,985
DTE Energy Co.	702	69,695
Evergy, Inc.	47,870	2,427,009
FirstEnergy Corp.	60,676	2,073,906
NextEra Energy, Inc.	140,726	8,062,192
NRG Energy, Inc.	55,342	2,131,774
PG&E Corp. (a)	17,734	286,049
Southern Co.	82,450	5,336,164
Xcel Energy, Inc.	620	35,476
		36,419,091

TOTAL COMMON STOCK (Cost $1,981,220,983)		2,146,341,069

PREFERRED STOCK — 0.6%
Consumer, Cyclical — 0.1%
Auto Manufacturers — 0.1%
Dr Ing hc F Porsche AG 1.134% (f)	31,186	2,933,096
Nuro, Inc., Series C, (Acquired 10/30/20-3/02/21, Cost $1,236,023)
(a) (b) (c) (e)	94,681	587,022
Nuro, Inc., Series D, (Acquired 10/29/21, Cost $487,977)
(a) (b) (c) (e)	23,409	145,136
Waymo LLC., Series A-2, (Acquired 5/08/20, Cost $748,934)
(a) (b) (c) (e)	8,722	394,322
		4,059,576
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Redwood Materials, Inc., Series C, (Acquired 5/28/21, Cost $1,059,705)
(a) (b) (c) (e)	22,355	1,067,135
Redwood Materials, Inc., Series D, (Acquired 6/17/22, Cost $50,373)
(a) (b) (c) (e)	1,241	59,241
		1,126,376
Industrial — 0.3%
Electrical Components & Equipment — 0.0%
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $760,988) (a) (b) (c) (e)	18,438	373,922

	Number of Shares	Value
Electronics — 0.3%
GM Cruise Holdings, LLC, Class F (Acquired 5/07/19, Cost $921,625) (a) (b) (c) (e)	50,500	$915,060
GM Cruise Holdings, LLC, Class G (Acquired 1/21/21, Cost $979,851) (a) (b) (c) (e)	37,186	673,810
Sartorius AG 0.450%	13,233	4,490,422
		6,079,292
		6,453,214
Technology — 0.1%
Software — 0.1%
Canva, Inc., Series A (Acquired 12/17/21, Cost $49,421) (a) (b) (c) (e)	29	30,933
Canva, Inc., Series A-3 (Acquired 12/17/21, Cost $13,633) (a) (b) (c) (e)	8	8,533
Celonis SE, Series D (Acquired 6/17/21-10/04/22, Cost $1,306,468) (a) (b) (c) (e)	3,533	788,142
Formagrid, Inc., Series F (Acquired 12/08/21, Cost $1,130,824) (a) (b) (c) (e)	6,038	396,153
Rappi, Inc., Series E (Acquired 9/08/20-9/24/20, Cost $1,092,516) (a) (b) (c) (e)	18,286	658,479
		1,882,240

TOTAL PREFERRED STOCK (Cost $17,407,705)		13,521,406

TOTAL EQUITIES (Cost $1,998,628,688)		2,159,862,475

TOTAL LONG-TERM INVESTMENTS (Cost $1,998,628,688)		2,159,862,475

SHORT-TERM INVESTMENTS — 0.8%
Investment of Cash Collateral from Securities Loaned — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	331,608	331,608
Mutual Fund — 0.7%
T. Rowe Price Government Reserve Investment Fund	14,199,621	14,199,621

The accompanying notes are an integral part of the financial statements.

77

MassMutual Select T. Rowe Price Large Cap Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (h)	$1,085,047	$1,085,047

TOTAL SHORT-TERM INVESTMENTS (Cost $15,616,276)		15,616,276

TOTAL INVESTMENTS — 100.0% (Cost $2,014,244,964) (i)		2,175,478,751

Other Assets/(Liabilities) — 0.0%		339,307

NET ASSETS — 100.0%		$2,175,818,058

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $10,786,310 or 0.50% of net assets.

(c)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $10,786,310 or 0.50% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $11,843,615 or 0.54% of net assets. The Fund received $11,806,143 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(e)	Investment is valued using significant unobservable inputs.
(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $2,933,096 or 0.13% of net assets.

(g)	Represents investment of security lending cash collateral.(Note 2).
(h)

Maturity value of $1,085,192. Collateralized by U.S. Government Agency obligations with a rate of 0.625% maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $1,106,861.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

78

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 99.7%
CORPORATE DEBT — 0.3%
Health Care – Services — 0.3%
Health Care Service Corp. A Mutual Legal Reserve Co.
1.500% 6/01/25 (a)	$545,000	$504,335

TOTAL CORPORATE DEBT (Cost $519,947)		504,335

MUNICIPAL OBLIGATIONS — 0.4%
California State University, Revenue Bond
0.563% 11/01/24	125,000	118,550
City & County of Denver Co. Airport System Revenue
Revenue Bond, 0.877% 11/15/23	20,000	19,889
Revenue Bond, 1.115% 11/15/24	30,000	28,561
City of Atlanta GA Water & Wastewater Revenue
Revenue Bond, 0.407% 11/01/23	15,000	14,940
Revenue Bond, 0.616% 11/01/24	15,000	14,233
Dallas Area Rapid Transit
Revenue Bond, 0.541% 12/01/23	10,000	9,921
Revenue Bond, 0.761% 12/01/24	10,000	9,480
State of Illinois, General Obligation
2.840% 10/01/23	485,000	485,000
Tobacco Settlement Finance Authority, Revenue Bond
1.497% 6/01/24	65,000	63,153
		763,727

TOTAL MUNICIPAL OBLIGATIONS (Cost $775,000)		763,727

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
Other Asset-Backed Securities — 0.0%
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A
3.280% 9/26/33 (a)	31,251	29,248
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A
2.340% 8/20/36 (a)	25,088	24,411
		53,659
Whole Loan Collateral Collateralized Mortgage Obligations — 0.1%
OBX Trust, Series 2020-EXP1, Class 2A1, 1 mo. USD Term SOFR + 0.864%
6.184% FRN 2/25/60 (a)	17,155	15,992

	Principal Amount	Value
Sequoia Mortgage Trust
Series 2017-CH1, Class A2, 3.500% VRN 8/25/47 (a) (b)	$10,417	$9,245
Series 2017-CH1, Class A13, 4.000% VRN 8/25/47 (a) (b)	28,322	25,708
Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (b)	7,743	6,839
Series 2018-CH3, Class A2, 4.000% VRN 8/25/48 (a) (b)	2,364	2,258
		60,042

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $122,517)		113,701

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (c) — 0.1%
Collateralized Mortgage Obligations — 0.0%
Government National Mortgage Association REMICS Series 2019-65, Class B 3.500% 5/20/49	46,379	41,193
Whole Loans — 0.1%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2018-C03, Class 1EB2, 30 day USD SOFR Average + 0.964% 6.279% FRN 10/25/30	135,997	136,035
Series 2018-C03, Class 1ED2, 30 day USD SOFR Average + 0.964% 6.279% FRN 10/25/30	7,671	7,649
Series 2017-C05, Class 1ED3, 30 day USD SOFR Average + 1.314% 6.629% FRN 1/25/30	4,851	4,851
Series 2017-C06, Class 1M2B, 30 day USD SOFR Average + 2.764% 8.079% FRN 2/25/30	94,870	96,024
		244,559

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $293,105)		285,752

U.S. TREASURY OBLIGATIONS — 98.8%
U.S. Treasury Bonds & Notes — 98.8%
U.S. Treasury Inflation-Indexed Notes
0.125% 10/15/24	18,826,026	18,250,583
0.125% 4/15/25	32,961,790	31,443,316
0.125% 10/15/25	18,128,812	17,177,757
0.125% 4/15/26	13,168,493	12,302,253
0.125% 7/15/26	11,103,851	10,378,088

The accompanying notes are an integral part of the financial statements.

79

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
0.125% 10/15/26	$15,208,310	$14,141,946
0.125% 4/15/27	18,696,458	17,162,034
0.375% 1/15/27	11,593,686	10,783,600
0.625% 1/15/26	8,966,358	8,523,644
1.250% 4/15/28	42,349,296	40,262,022
1.625% 10/15/27 (d)	20,274,069	19,682,874
		200,108,117

TOTAL U.S. TREASURY OBLIGATIONS (Cost $208,268,759)		200,108,117

TOTAL BONDS & NOTES (Cost $209,979,328)		201,775,632

TOTAL LONG-TERM INVESTMENTS (Cost $209,979,328)		201,775,632
	Number of Shares
SHORT-TERM INVESTMENTS — 0.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	816	$816
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$383,212	383,212

TOTAL SHORT-TERM INVESTMENTS (Cost $384,028)		384,028

TOTAL INVESTMENTS — 99.9% (Cost $210,363,356) (f)		202,159,660

Other Assets/(Liabilities) — 0.1%		293,014

NET ASSETS — 100.0%		$202,452,674

Abbreviation Legend

FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $618,036 or 0.31% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2023.

(c)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(d)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(e)

Maturity value of $383,263. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $390,929.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

80

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/20/23	JPY	56,030,000	USD	401,829	$(25,879)
Bank of America N.A.*	10/20/23	AUD	1,520,000	USD	990,979	(13,158)
Bank of America N.A.*	11/24/23	EUR	450,000	USD	493,763	(16,961)
Bank of America N.A.*	11/24/23	GBP	385,000	USD	489,515	(19,639)
Bank of America N.A.*	11/24/23	USD	485,989	GBP	385,000	16,114
Bank of America N.A.*	11/24/23	USD	509,851	EUR	475,000	6,559
BNP Paribas SA*	10/20/23	USD	196,090	CAD	260,000	4,622
Citibank N.A.*	10/20/23	USD	217,319	JPY	29,720,000	17,904
Citibank N.A.*	10/20/23	USD	732,572	AUD	1,137,500	815
Deutsche Bank AG*	10/20/23	USD	490,445	CAD	660,000	4,410
Goldman Sachs International*	10/20/23	CAD	650,000	USD	484,921	(6,250)
Goldman Sachs International*	10/20/23	USD	488,080	AUD	730,000	18,469
HSBC Bank USA*	10/20/23	AUD	365,000	USD	239,315	(4,509)
HSBC Bank USA*	10/20/23	USD	188,181	JPY	26,310,000	11,646
JP Morgan Chase Bank N.A.*	10/20/23	CAD	920,000	USD	686,116	(8,613)
Morgan Stanley & Co. LLC*	10/20/23	USD	996,416	CAD	1,340,000	9,618
Morgan Stanley & Co. LLC*	10/20/23	CAD	690,000	USD	514,918	(6,791)
UBS AG*	10/20/23	AUD	365,000	USD	239,171	(4,366)
UBS AG*	10/20/23	USD	245,861	AUD	382,500	(202)
UBS AG*	11/24/23	USD	488,348	EUR	450,000	11,545
						$(4,666)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Note 5 Year	12/29/23	193	$20,408,331	$(73,972)

Short
U.S. Treasury Ultra Bond	12/19/23	42	$(5,135,708)	$150,833

The accompanying notes are an integral part of the financial statements.

81

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Fixed 2.960%	Maturity	U.S. Consumer Price Index	Maturity	8/02/24	USD	1,376,000	$90,557	$—	$90,557
Fixed 2.953%	Maturity	U.S. Consumer Price Index	Maturity	8/03/24	USD	3,133,000	206,012	—	206,012
Fixed 3.113%	Maturity	U.S. Consumer Price Index	Maturity	8/22/24	USD	1,370,000	(3,477)	—	(3,477)
Fixed 3.129%	Maturity	U.S. Consumer Price Index	Maturity	8/22/24	USD	1,370,000	(3,922)	—	(3,922)
							$289,170	$—	$289,170

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

82

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 95.3%
COMMON STOCK — 94.8%
Australia — 9.8%
Bellevue Gold Ltd. (a) (b)	661,289	$584,929
BHP Group Ltd.	426,211	12,085,455
BlueScope Steel Ltd.	34,031	425,001
Capricorn Metals Ltd. (a) (b)	217,610	572,292
Emerald Resources NL (a) (b)	1,036,858	1,797,525
Glencore PLC	638,401	3,650,892
Goodman Group (a)	117,893	1,633,198
IGO Ltd. (a)	42,324	344,944
Newcrest Mining Ltd.	119,855	1,898,483
Northern Star Resources Ltd.	436,766	2,923,802
Red 5 Ltd. (a) (b)	1,407,822	237,306
Rio Tinto Ltd.	21,686	1,593,450
Rio Tinto PLC	50,687	3,184,012
Scentre Group	552,210	878,464
		31,809,753
Austria — 0.4%
OMV AG	21,050	1,005,158
voestalpine AG	15,359	416,560
		1,421,718
Belgium — 0.5%
Shurgard Self Storage Ltd.	20,627	817,044
Warehouses De Pauw CVA	27,140	668,971
		1,486,015
Bosnia and Herzegowina — 0.2%
Adriatic Metals PLC CDI (b)	239,596	559,957
Brazil — 2.0%
ERO Copper Corp. (a) (b)	133,125	2,295,445
Minerva SA	358,640	577,215
Suzano SA	70,679	763,238
Wheaton Precious Metals Corp.	68,773	2,790,920
		6,426,818
Burkina Faso — 0.5%
Endeavour Mining PLC (a)	77,093	1,510,926
Canada — 10.2%
Agnico Eagle Mines Ltd. (AEM CN)	33,434	1,519,269
Agnico Eagle Mines Ltd. (AEM US)	17,465	793,784
Alamos Gold, Inc. Class A (AGI CN)	84,783	956,286
Alamos Gold, Inc. Class A (AGI US)	49,284	556,416
Barrick Gold Corp.	72,819	1,059,517
Calibre Mining Corp. (b)	327,867	313,806
Cameco Corp.	66,114	2,620,759
Canadian Apartment Properties REIT	25,795	856,130
Canadian National Railway Co.	6,722	727,951
Canadian Natural Resources Ltd.	21,609	1,397,485

	Number of Shares	Value
Canadian Pacific Kansas City Ltd. (a)	9,999	$744,026
Filo Corp. (b)	23,733	354,532
Franco-Nevada Corp.	39,595	5,286,038
Granite Real Estate Investment Trust	14,059	746,087
HudBay Minerals, Inc.	77,284	376,373
Ivanhoe Mines Ltd. Class A (a) (b)	285,419	2,445,998
K92 Mining, Inc. (b)	121,257	515,114
Karora Resources, Inc. (b)	256,527	723,356
Kinross Gold Corp.	59,111	269,546
Lundin Gold, Inc.	43,009	482,891
Nutrien Ltd.	18,054	1,115,015
Orla Mining Ltd. (b)	177,054	625,702
Osisko Mining, Inc. (b)	212,267	384,448
Skeena Resources Ltd. (b)	56,752	259,474
StorageVault Canada, Inc. (a)	107,197	356,731
Suncor Energy, Inc.	57,755	1,986,185
Teck Resources Ltd. Class B	61,056	2,630,903
Tourmaline Oil Corp.	8,569	431,210
Wesdome Gold Mines Ltd. (b)	229,297	1,196,919
West Fraser Timber Co. Ltd. (WFG CN)	9,752	708,003
Whitecap Resources, Inc. (a)	94,063	794,333
		33,234,287
Chile — 0.3%
Antofagasta PLC	29,685	514,239
Sociedad Quimica y Minera de Chile SA Sponsored ADR	8,795	524,798
		1,039,037
China — 0.2%
H World Group Ltd. (b)	98,900	390,053
Zijin Mining Group Co. Ltd. Class H	88,000	133,837
		523,890
France — 1.4%
Gecina SA	8,568	872,544
TotalEnergies SE	56,742	3,734,041
		4,606,585
Germany — 0.5%
Covestro AG (b) (c)	10,185	549,747
LEG Immobilien SE (b)	14,398	994,579
		1,544,326
Ghana — 0.3%
Kosmos Energy Ltd. (b)	138,652	1,134,173
Hong Kong — 0.7%
Kerry Properties Ltd.	165,000	280,572
Sun Hung Kai Properties Ltd.	113,000	1,201,892
Wharf Real Estate Investment Co. Ltd.	218,000	841,337
		2,323,801

The accompanying notes are an integral part of the financial statements.

83

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
India — 0.2%
Hindalco Industries Ltd.	32,883	$194,468
Nexus Select Trust (b)	234,934	351,308
		545,776
Japan — 2.7%
ARE Holdings, Inc. (a)	6,900	87,553
Hoshino Resorts REIT, Inc.	96	420,672
Industrial & Infrastructure Fund Investment Corp.	487	450,245
Invincible Investment Corp.	2,157	891,790
Katitas Co. Ltd. (a)	37,900	551,722
Kyoritsu Maintenance Co. Ltd.	5,900	245,555
Mitsui Fudosan Co. Ltd.	93,400	2,057,173
Mitsui Fudosan Logistics Park, Inc.	297	935,711
Nippon Steel Corp. (a)	90,600	2,123,421
Tokyo Tatemono Co. Ltd.	41,600	575,278
Tokyu REIT, Inc.	257	313,949
		8,653,069
Luxembourg — 0.3%
ArcelorMittal SA	43,183	1,080,002
Mexico — 1.0%
Grupo Mexico SAB de CV Series B	229,646	1,085,276
Industrias Penoles SAB de CV (a) (b)	38,783	456,494
Southern Copper Corp.	21,727	1,635,826
		3,177,596
Netherlands — 1.0%
Akzo Nobel NV	5,625	405,926
Shell PLC	92,133	2,925,224
		3,331,150
Norway — 1.1%
Equinor ASA	54,562	1,788,903
Norsk Hydro ASA	216,430	1,358,436
Seadrill Ltd. (b)	12,018	538,286
		3,685,625
Portugal — 0.3%
Galp Energia SGPS SA	71,412	1,057,838
Republic of Korea — 0.1%
Korea Zinc Co. Ltd.	1,120	418,488
Russia — 0.0%
Alrosa PJSC (b) (d) (e)	688,100	—
MMC Norlisk Nickel PJSC (b) (d) (e)	2,654	—
Polyus PJSC (b) (d) (e)	2,282	—
		—
Singapore — 0.4%
CapitaLand Integrated Commercial Trust	780,400	1,053,273

	Number of Shares	Value
Mapletree Industrial Trust	198,200	$327,399
		1,380,672
South Africa — 2.0%
Anglo American Platinum Ltd.	22,563	841,210
Anglo American PLC	117,591	3,255,664
Impala Platinum Holdings Ltd. (a)	188,521	980,402
Northam Platinum Holdings Ltd.	102,562	622,808
Sibanye Stillwater Ltd. (a)	605,408	931,379
		6,631,463
Spain — 0.1%
Cellnex Telecom SA (c)	10,516	365,656
Sweden — 1.0%
Boliden AB	50,063	1,424,980
Sandvik AB	71,088	1,303,332
SSAB AB Class A	68,679	386,301
		3,114,613
United Kingdom — 2.6%
Big Yellow Group PLC	35,009	399,301
BP PLC Sponsored ADR	73,290	2,837,789
Central Asia Metals PLC	175,521	402,798
Derwent London PLC	17,221	402,474
InterContinental Hotels Group PLC	8,861	653,255
Persimmon PLC	36,675	480,141
Segro PLC	93,801	818,255
TechnipFMC PLC	90,320	1,837,109
UNITE Group PLC	58,095	632,975
		8,464,097
United States — 53.3%
Acadia Realty Trust	112,240	1,610,644
Alexandria Real Estate Equities, Inc.	13,169	1,318,217
Allegiant Travel Co.	1,960	150,646
Ameren Corp.	4,031	301,640
American Homes 4 Rent Class A	93,473	3,149,105
American Tower Corp.	23,972	3,942,195
Apple Hospitality REIT, Inc.	106,199	1,629,093
AvalonBay Communities, Inc.	23,619	4,056,327
Baker Hughes Co.	30,167	1,065,498
Ball Corp.	9,001	448,070
Cactus, Inc. Class A	8,608	432,208
Camden Property Trust	14,361	1,358,263
CBRE Group, Inc. Class A (b)	5,723	422,701
CF Industries Holdings, Inc.	13,201	1,131,854
ChampionX Corp.	22,013	784,103
Chesapeake Energy Corp. (a)	15,369	1,325,269
Chevron Corp.	13,603	2,293,738
Commercial Metals Co.	7,811	385,942
ConocoPhillips	30,132	3,609,814
Crown Castle, Inc.	13,971	1,285,751

The accompanying notes are an integral part of the financial statements.

84

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CSX Corp.	22,663	$696,887
CubeSmart	62,557	2,385,298
Darling Ingredients, Inc. (b)	23,442	1,223,672
Delta Air Lines, Inc.	8,459	312,983
Devon Energy Corp.	5,549	264,687
Diamondback Energy, Inc.	14,832	2,297,180
Dominion Energy, Inc.	7,152	319,480
Douglas Emmett, Inc.	49,830	635,831
EastGroup Properties, Inc.	12,921	2,151,734
EOG Resources, Inc.	17,299	2,192,821
EQT Corp.	44,809	1,818,349
Equinix, Inc.	11,889	8,634,505
Equitrans Midstream Corp.	55,715	522,050
Equity LifeStyle Properties, Inc.	78,454	4,998,304
Equity Residential	66,316	3,893,412
Essex Property Trust, Inc.	15,882	3,368,413
Expro Group Holdings NV (b)	17,455	405,480
Extra Space Storage, Inc.	11,361	1,381,270
Exxon Mobil Corp.	30,868	3,629,459
Federal Realty Investment Trust	2,335	211,621
FirstEnergy Corp.	9,968	340,706
Freeport-McMoRan, Inc.	155,339	5,792,591
Gaming & Leisure Properties, Inc.	32,458	1,478,462
Halliburton Co.	33,535	1,358,167
Healthcare Realty Trust, Inc.	71,623	1,093,683
Hess Corp.	19,745	3,020,985
Hilton Worldwide Holdings, Inc.	8,711	1,308,218
Host Hotels & Resorts, Inc.	45,433	730,108
Hubbell, Inc.	2,070	648,759
Ivanhoe Electric, Inc. (b)	89,600	1,066,240
Kilroy Realty Corp.	34,672	1,095,982
Kimco Realty Corp.	36,424	640,698
Linde PLC (LIN US)	5,435	2,023,722
Magnolia Oil & Gas Corp. Class A	18,582	425,714
Marathon Petroleum Corp.	7,798	1,180,149
Marriott International, Inc. Class A	2,625	515,970
NAC Kazatomprom JSC GDR	21,198	934,862
Newmont Corp.	86,126	3,182,356
NextEra Energy, Inc.	15,161	868,574
NGEx Minerals Ltd. (a) (b)	45,210	187,064
Noble Corp. PLC	18,304	927,098
Norfolk Southern Corp.	5,289	1,041,563
Nucor Corp.	29,265	4,575,583
Packaging Corp. of America	4,325	664,104
Pebblebrook Hotel Trust (a)	36,887	501,294
PG&E Corp. (b)	25,267	407,557
Pioneer Natural Resources Co.	6,921	1,588,716
PotlatchDeltic Corp.	2,814	127,727
Prologis, Inc.	87,342	9,800,646

	Number of Shares	Value
Public Storage	20,543	$5,413,491
Quanta Services, Inc.	2,536	474,410
Range Resources Corp.	58,773	1,904,833
Rayonier, Inc.	29,725	845,974
Regency Centers Corp.	71,934	4,275,757
Reliance Steel & Aluminum Co.	11,060	2,900,264
Rexford Industrial Realty, Inc.	63,850	3,150,997
Royal Gold, Inc.	3,229	343,340
RPM International, Inc.	4,926	467,034
SBA Communications Corp.	11,745	2,350,997
Schlumberger NV	45,565	2,656,439
Schneider Electric SE	2,717	447,932
Sherwin-Williams Co.	1,937	494,032
Shoals Technologies Group, Inc. Class A (b)	21,463	391,700
Simon Property Group, Inc.	47,221	5,101,285
SL Green Realty Corp. (a)	8,149	303,958
Snowline Gold Corp. (b)	41,259	154,313
Southern Co.	8,873	574,261
Southwest Airlines Co.	5,810	157,277
Southwestern Energy Co. (b)	137,656	887,881
Steel Dynamics, Inc.	29,265	3,137,793
Sun Communities, Inc.	4,049	479,159
Tenaris SA ADR	18,974	599,578
Terreno Realty Corp.	49,811	2,829,265
Union Pacific Corp.	3,159	643,267
United Airlines Holdings, Inc. (b)	6,575	278,123
Valero Energy Corp.	7,646	1,083,515
Ventas, Inc.	60,419	2,545,452
Vulcan Materials Co.	2,129	430,101
Warrior Met Coal, Inc.	7,500	383,100
Welltower, Inc.	65,719	5,383,700
Weyerhaeuser Co.	52,552	1,611,244
Williams Cos., Inc.	36,320	1,223,621
		173,495,905
Vietnam — 0.6%
Hoa Phat Group JSC (b)	1,850,800	2,002,717
Zambia — 1.1%
First Quantum Minerals Ltd.	158,253	3,738,884

TOTAL COMMON STOCK (Cost $328,719,639)		308,764,837

PREFERRED STOCK — 0.5%
United States — 0.5%
Jetti Holdings, Inc., Series C, (Acquired 5/24/21-6/30/21, Cost $130,426)
(b) (d) (e) (f)	2,253	299,406

The accompanying notes are an integral part of the financial statements.

85

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KoBold Metals, Inc., Series B-1, (Acquired 1/10/22, Cost $670,800)
(b) (d) (e) (f)	24,472	$1,046,944
Lilac Solutions, Inc., Series B, (Acquired 9/08/21, Cost $329,342)
(b) (d) (e) (f)	25,087	327,887
		1,674,237

TOTAL PREFERRED STOCK (Cost $1,130,568)		1,674,237

TOTAL EQUITIES (Cost $329,850,207)		310,439,074

MUTUAL FUNDS — 1.1%
United States — 1.1%
iShares U.S. Home Construction ETF (a)	4,148	325,577
SPDR S&P Homebuilders ETF (a)	16,869	1,291,659
SPDR S&P Oil & Gas Exploration & Production ETF (a)	6,166	912,013
VanEck Oil Services ETF (a)	2,574	888,133
		3,417,382

TOTAL MUTUAL FUNDS (Cost $3,036,078)		3,417,382

TOTAL LONG-TERM INVESTMENTS (Cost $332,886,285)		313,856,456

SHORT-TERM INVESTMENTS — 6.0%
Investment of Cash Collateral from Securities Loaned — 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	9,235,614	9,235,614
Mutual Fund — 2.4%
T. Rowe Price Government Reserve Investment Fund	7,734,773	7,734,773

	Principal Amount	Value
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (h)	$874,473	$874,473
U.S. Treasury Bill — 0.5%
U.S. Treasury Bills
5.317% 11/09/23 (i) (j)	1,612,000	1,602,990

TOTAL SHORT-TERM INVESTMENTS (Cost $19,447,919)		19,447,850

TOTAL INVESTMENTS — 102.4% (Cost $352,334,204) (k)		333,304,306

Other Assets/(Liabilities) — (2.4)%		(7,696,622)

NET ASSETS — 100.0%		$325,607,684

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $18,409,008 or 5.65% of net assets. The Fund received $9,979,761 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $915,403 or 0.28% of net assets.

(d)	Investment is valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $1,674,237 or 0.51% of net assets.

(f)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $1,674,237 or 0.51% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Represents investment of security lending cash collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

86

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(h)

Maturity value of $874,590. Collateralized by U.S. Government Agency obligations with a rate of 0.500%, maturity date of 2/28/26, and an aggregate market value, including accrued interest, of $892,010.

(i)	The rate shown represents yield-to-maturity.
(j)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	36.2%
Basic Materials	33.0%
Energy	18.8%
Industrial	3.9%
Consumer, Cyclical	1.4%
Mutual Funds	1.0%
Utilities	0.9%
Consumer, Non-cyclical	0.7%
Technology	0.4%
Communications	0.1%
Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%
Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/13/23	USD	1,270,569	PLN	5,486,000	$15,106
Bank of America N.A.*	10/13/23	PLN	5,486,000	USD	1,257,572	(2,108)
Barclays Bank PLC*	10/13/23	GBP	1,358,000	USD	1,697,065	(40,072)
Barclays Bank PLC*	10/13/23	IDR	10,311,876,000	USD	670,778	(3,567)
Citibank N.A.*	10/13/23	JPY	383,782,799	USD	2,628,855	(56,624)
Deutsche Bank AG*	10/13/23	CAD	1,912,000	USD	1,408,282	(389)
Deutsche Bank AG*	10/13/23	NOK	14,259,430	USD	1,338,491	(5,043)
HSBC Bank USA*	10/03/23	USD	2,460,618	BRL	12,137,000	46,039
HSBC Bank USA*	10/03/23	BRL	12,137,000	USD	2,423,716	(9,137)
HSBC Bank USA*	10/13/23	INR	112,077,921	USD	1,351,150	(2,019)
Morgan Stanley & Co. LLC*	10/03/23	USD	2,423,716	BRL	12,137,000	9,137
Morgan Stanley & Co. LLC*	10/03/23	BRL	12,137,000	USD	2,468,626	(54,048)
UBS AG*	10/13/23	AUD	904,307	USD	582,399	(794)
UBS AG*	10/13/23	CHF	1,202,809	USD	1,354,441	(39,023)
						$(142,542)

The accompanying notes are an integral part of the financial statements.

87

MassMutual Select T. Rowe Price Real Assets Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
Topix Index	12/07/23	7	$1,103,137	$(14,774)
Nasdaq 100 E Mini Index	12/15/23	8	2,485,134	(106,494)
Xae Energy	12/15/23	13	1,252,581	(10,431)
Xap Consumer Staples	12/15/23	23	1,674,251	(66,321)
SPI 200 Index	12/21/23	12	1,394,703	(27,920)
				$(225,940)
Short
E-Mini S&P 500 Real Estate Index	12/15/23	25	$(1,069,159)	$18,221
U.S. Treasury Note 10 Year	12/19/23	13	(1,428,966)	24,153
U.S. Treasury Ultra Bond	12/19/23	4	(509,725)	34,975
				$77,349

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month USD SOFR	Annually	Fixed 5.306%	Annually	7/14/24	USD	4,853,000	$(8,251)	$—	$(8,251)

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

88

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments
September 30, 2023

	Number of Shares	Value
EQUITIES — 97.3%
COMMON STOCK — 95.9%
Basic Materials — 2.0%
Chemicals — 0.8%
Element Solutions, Inc.	112,997	$2,215,871
FMC Corp.	6,946	465,174
Hawkins, Inc.	4,841	284,893
HB Fuller Co.	4,922	337,698
Orion SA	21,692	461,606
Quaker Chemical Corp.	6,749	1,079,840
RPM International, Inc.	13,100	1,242,011
		6,087,093
Iron & Steel — 0.3%
Carpenter Technology Corp.	6,886	462,809
Haynes International, Inc.	10,383	483,017
Reliance Steel & Aluminum Co.	3,662	960,286
		1,906,112
Mining — 0.9%
Cameco Corp.	41,246	1,634,991
Compass Minerals International, Inc.	6,700	187,265
Constellium SE (a)	109,139	1,986,330
ERO Copper Corp. (a) (b)	16,123	278,005
Franco-Nevada Corp.	11,184	1,493,094
Freeport-McMoRan, Inc.	22,251	829,740
Royal Gold, Inc.	1,247	132,594
		6,542,019
		14,535,224
Communications — 3.3%
Advertising — 0.6%
Advantage Solutions, Inc. (a)	71,050	201,782
Boston Omaha Corp. Class A (a)	7,421	121,630
Trade Desk, Inc. Class A (a)	52,100	4,071,615
		4,395,027
Internet — 0.7%
Farfetch Ltd. Class A (a) (b)	64,280	134,345
Figs, Inc. Class A (a)	60,627	357,699
Maplebear, Inc. (a)	3,878	115,138
Maplebear, Inc., Lockup Shares (Acquired 11/19/21, Cost $407,180) (a) (c) (d)	3,368	99,996
Match Group, Inc. (a)	20,035	784,871
Open Lending Corp. Class A (a)	92,524	677,276
Opendoor Technologies, Inc. (a)	69,878	184,478
Rover Group, Inc., Earnout Shares 16.00 (Acquired 8/02/21, Cost $0) (a) (c) (d) (e)	15,883	679
Spotify Technology SA (a)	16,000	2,474,240
		4,828,722

	Number of Shares	Value
Media — 1.3%
DISH Network Corp. Class A (a) (b)	43,189	$253,087
Liberty Media Corp-Liberty Formula One Class C (a)	22,058	1,374,213
New York Times Co. Class A	32,923	1,356,427
News Corp. Class A	191,279	3,837,057
News Corp. Class B	19,141	399,473
Nexstar Media Group, Inc. Class A	680	97,492
Paramount Global Class B	54,863	707,733
Saga Communications, Inc. Class A	1,560	33,478
Scholastic Corp.	30,051	1,146,145
		9,205,105
Telecommunications — 0.7%
Arista Networks, Inc. (a)	6,036	1,110,201
Corning, Inc.	98,081	2,988,528
Credo Technology Group Holding Ltd. (a)	21,986	335,286
DigitalBridge Group, Inc.	16,131	283,583
ESC GCI Liberty Inc (a) (c) (e)	29,586	—
Frontier Communications Parent, Inc. (a)	8,027	125,623
Infinera Corp. (a) (b)	21,088	88,148
Viavi Solutions, Inc. (a)	40,821	373,104
		5,304,473
		23,733,327
Consumer, Cyclical — 10.9%
Airlines — 0.6%
Allegiant Travel Co.	9,777	751,460
Southwest Airlines Co.	138,998	3,762,676
Sun Country Airlines Holdings, Inc. (a)	13,319	197,654
		4,711,790
Apparel — 0.5%
Oxford Industries, Inc.	1,172	112,664
Ralph Lauren Corp.	20,366	2,364,289
Skechers USA, Inc. Class A (a)	10,506	514,269
Steven Madden Ltd.	16,680	529,924
		3,521,146
Auto Manufacturers — 0.6%
Blue Bird Corp. (a)	9,563	204,170
General Motors Co.	70,329	2,318,747
PACCAR, Inc.	13,986	1,189,090
Rivian Automotive, Inc. Class A (a) (b)	31,105	755,229
		4,467,236
Auto Parts & Equipment — 0.2%
Dorman Products, Inc. (a)	7,158	542,290
Mobileye Global, Inc. Class A (a)	3,216	133,625

The accompanying notes are an integral part of the financial statements.

89

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shyft Group, Inc.	9,604	$143,772
Visteon Corp. (a)	2,148	296,574
		1,116,261
Distribution & Wholesale — 0.8%
Pool Corp.	328	116,801
Rush Enterprises, Inc. Class A	21,153	863,677
SiteOne Landscape Supply, Inc. (a)	24,479	4,001,092
VSE Corp.	11,082	558,976
		5,540,546
Entertainment — 0.4%
Caesars Entertainment, Inc. (a)	10,534	488,251
Liberty Media Corp-Liberty Live Class C (a)	14,434	463,331
Madison Square Garden Entertainment Corp. (a)	17,757	584,383
Marriott Vacations Worldwide Corp.	4,186	421,237
Red Rock Resorts, Inc. Class A	9,201	377,241
SeaWorld Entertainment, Inc. (a)	995	46,019
Sphere Entertainment Co (a)	14,396	534,955
		2,915,417
Food Services — 0.2%
Compass Group PLC	61,910	1,508,235
Home Builders — 0.5%
Cavco Industries, Inc. (a)	1,085	288,241
Installed Building Products, Inc.	2,300	287,247
LCI Industries	3,834	450,188
Meritage Home Corp.	8,973	1,098,206
NVR, Inc. (a)	97	578,440
Skyline Champion Corp. (a)	10,696	681,549
		3,383,871
Housewares — 0.1%
Scotts Miracle-Gro Co.	19,116	987,915
Leisure Time — 0.0%
Peloton Interactive, Inc. Class A (a) (b)	22,814	115,211
Rad Power Bikes, Inc., Class A (Acquired 1/22/21, Cost $69,082) (a) (c) (d) (e)	14,321	5,585
		120,796
Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	22,100	3,318,978
MGM Resorts International	50,011	1,838,404
Wyndham Hotels & Resorts, Inc.	10,523	731,770
		5,889,152
Retail — 6.2%
Academy Sports & Outdoors, Inc.	4,031	190,545
Advance Auto Parts, Inc.	22,638	1,266,143
Asbury Automotive Group, Inc. (a)	1,917	441,044
Bath & Body Works, Inc.	95,519	3,228,542

	Number of Shares	Value
Beacon Roofing Supply, Inc. (a)	25,232	$1,947,153
Best Buy Co., Inc.	19,014	1,320,903
BJ’s Restaurants, Inc. (a)	24,684	579,087
Burlington Stores, Inc. (a)	34,410	4,655,673
Caleres, Inc.	30,557	878,819
Casey’s General Stores, Inc.	7,200	1,954,944
Cava Group, Inc. (a) (b)	19,338	592,323
Chipotle Mexican Grill, Inc. (a)	420	769,369
Chuy’s Holdings, Inc. (a)	12,392	440,907
Dollar General Corp.	16,070	1,700,206
Dollar Tree, Inc. (a)	19,277	2,052,037
Domino’s Pizza, Inc.	7,752	2,936,380
Dutch Bros, Inc. Class A (a) (b)	27,148	631,191
Five Below, Inc. (a)	24,548	3,949,773
Floor & Decor Holdings, Inc. Class A (a)	23,002	2,081,681
Framebridge Future Contingency Payments (acquired 5/19/20-11/10/20, Cost $10,553) (a) (c) (d) (e)	10,553	4,749
Group 1 Automotive, Inc.	1,841	494,695
Jack in the Box, Inc.	3,900	269,334
Kohl’s Corp.	18,502	387,802
Lululemon Athletica, Inc. (a)	2,300	886,903
Moncler SpA	2,803	162,702
O’Reilly Automotive, Inc. (a)	600	545,316
Ollie’s Bargain Outlet Holdings, Inc. (a)	18,327	1,414,478
Papa John’s International, Inc.	26,822	1,829,797
Petco Health & Wellness Co., Inc. (a) (b)	36,301	148,471
RH (a)	1,324	350,013
Ross Stores, Inc.	17,800	2,010,510
Savers Value Village, Inc. (a)	10,016	186,999
Tractor Supply Co.	3,064	622,145
Ulta Beauty, Inc. (a)	1,800	719,010
Warby Parker, Inc. Class A (a)	38,622	508,266
Wingstop, Inc.	5,795	1,042,173
Yum! Brands, Inc.	17,676	2,208,439
		45,408,522
Textiles — 0.0%
UniFirst Corp.	1,821	296,841
		79,867,728
Consumer, Non-cyclical — 24.4%
Agriculture — 0.2%
Bunge Ltd.	11,099	1,201,467
Farmer’s Business Network, Inc. (acquired 7/31/20, Cost $48,230) (a) (c) (d) (e)	1,459	7,616

The accompanying notes are an integral part of the financial statements.

90

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pax Labs, Inc., Class A (Acquired 4/18/19, Cost $218,578) (a) (c) (d) (e)	58,048	$23,219
		1,232,302
Beverages — 0.9%
Boston Beer Co., Inc. Class A (a)	4,948	1,927,394
Coca-Cola Consolidated, Inc.	1,409	896,575
Constellation Brands, Inc. Class A	10,338	2,598,250
Monster Beverage Corp. (a)	17,596	931,708
		6,353,927
Biotechnology — 4.6%
ACADIA Pharmaceuticals, Inc. (a)	6,664	138,878
Akero Therapeutics, Inc. (a)	7,302	369,335
Allakos, Inc. (a)	10,089	22,902
Alnylam Pharmaceuticals, Inc. (a)	17,995	3,186,914
Alpine Immune Sciences, Inc. (a)	3,381	38,712
Apellis Pharmaceuticals, Inc. (a)	36,309	1,381,194
Arcellx, Inc. (a)	7,329	262,965
Argenx SE ADR (a)	8,740	4,296,846
Avid Bioservices, Inc. (a)	28,873	272,561
Avidity Biosciences, Inc. (a)	13,069	83,380
BeiGene Ltd. ADR (a)	1,065	191,562
Biogen, Inc. (a)	6,400	1,644,864
Black Diamond Therapeutics, Inc. (a)	17,181	49,309
Blueprint Medicines Corp. (a)	24,542	1,232,499
Bridgebio Pharma, Inc. (a)	7,322	193,081
C4 Therapeutics, Inc. (a)	6,196	11,525
Cerevel Therapeutics Holdings, Inc. (a) (b)	22,428	489,603
Certara, Inc. (a)	24,395	354,703
Crinetics Pharmaceuticals, Inc. (a)	17,195	511,379
CRISPR Therapeutics AG (a) (b)	16,181	734,456
CureVac NV (a) (b)	5,242	35,803
Cymabay Therapeutics, Inc. (a)	2,799	41,733
Cytokinetics, Inc. (a)	12,478	367,602
Day One Biopharmaceuticals, Inc. (a)	4,857	59,595
Denali Therapeutics, Inc. (a)	9,991	206,114
Disc Medicine, Inc. (a) (b)	995	46,745
Entrada Therapeutics, Inc. (a)	7,443	117,599
EyePoint Pharmaceuticals, Inc. (a) (b)	2,636	21,062
Generation Bio Co. (a)	41,483	157,221
Guardant Health, Inc. (a)	10,438	309,382
HilleVax, Inc. (a)	9,886	132,967
Icosavax, Inc. (a)	32,037	248,287
Ideaya Biosciences, Inc. (a)	6,871	185,380
IGM Biosciences, Inc. (a)	6,399	53,432
Immatics NV (a)	17,907	207,363
Immunocore Holdings PLC ADR (a)	1,030	53,457
ImmunoGen, Inc. (a)	2,542	40,342

	Number of Shares	Value
Immunovant, Inc. (a)	686	$26,336
Insmed, Inc. (a)	74,714	1,886,529
Intellia Therapeutics, Inc. (a)	3,531	111,650
Ionis Pharmaceuticals, Inc. (a)	61,047	2,769,092
Karuna Therapeutics, Inc. (a)	13,119	2,218,292
Keros Therapeutics, Inc. (a)	3,128	99,721
Kymera Therapeutics, Inc. (a)	22,518	313,000
Legend Biotech Corp. ADR (a)	1,470	98,740
MacroGenics, Inc. (a)	39,685	184,932
Mirati Therapeutics, Inc. (a)	1,706	74,313
Monte Rosa Therapeutics, Inc. (a) (b)	7,013	33,592
MoonLake Immunotherapeutics (a)	10,748	612,636
MorphoSys AG ADR (a)	51,780	347,962
NeoGenomics, Inc. (a)	40,174	494,140
Nkarta, Inc. (a) (b)	32,940	45,787
Nurix Therapeutics, Inc. (a)	5,116	40,212
Nuvalent, Inc., Class A (a)	1,032	47,441
Olink Holding AB ADR (a) (b)	19,273	284,277
Pliant Therapeutics, Inc. (a)	6,169	106,970
Prime Medicine, Inc. (a) (b)	4,440	42,358
Prothena Corp. PLC (a)	13,369	645,054
RAPT Therapeutics, Inc. (a)	14,930	248,137
RayzeBio, Inc. (a)	1,581	35,098
Relay Therapeutics, Inc. (a)	27,600	232,116
Replimune Group, Inc. (a)	14,943	255,675
Revolution Medicines, Inc. (a)	6,645	183,934
Rocket Pharmaceuticals, Inc. (a)	3,333	68,293
Roivant Sciences Ltd. (a)	37,553	438,619
Sana Biotechnology, Inc. (a) (b)	7,859	30,414
Sarepta Therapeutics, Inc. (a)	6,486	786,233
Scholar Rock Holding Corp. (a) (b)	12,827	91,072
Seagen, Inc. (a)	2,100	445,515
Senti Biosciences, Inc. (a)	5,711	2,425
SpringWorks Therapeutics, Inc. (a)	1,578	36,483
Structure Therapeutics, Inc. ADR (a) (b)	12,982	654,552
Syndax Pharmaceuticals, Inc. (a)	7,327	106,388
Tenaya Therapeutics, Inc. (a)	8,468	21,593
Ultragenyx Pharmaceutical, Inc. (a)	3,646	129,980
Ventyx Biosciences, Inc. (a)	14,069	488,616
Verve Therapeutics, Inc. (a)	13,871	183,929
Xencor, Inc. (a)	30,205	608,631
Zai Lab Ltd. ADR (a) (b)	3,399	82,630
Zentalis Pharmaceuticals, Inc. (a)	17,059	342,204
		33,706,323
Commercial Services — 5.9%
Altus Group Ltd. (b)	9,269	320,875
ASGN, Inc. (a)	2,494	203,710
Ashtead Group PLC	19,962	1,213,342

The accompanying notes are an integral part of the financial statements.

91

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Booz Allen Hamilton Holding Corp.	20,859	$2,279,263
Bright Horizons Family Solutions, Inc. (a)	43,855	3,572,428
Clarivate PLC (a) (b)	48,482	325,314
Colliers International Group, Inc.	4,200	400,050
CoStar Group, Inc. (a)	26,053	2,003,215
Equifax, Inc.	13,600	2,491,248
FleetCor Technologies, Inc. (a)	22,134	5,651,696
FTI Consulting, Inc. (a)	2,371	423,010
Global Payments, Inc.	24,491	2,826,016
Green Dot Corp. Class A (a)	28,325	394,567
Herc Holdings, Inc.	3,140	373,472
Legalzoom.com Inc. (a)	24,063	263,249
MarketAxess Holdings, Inc.	4,275	913,311
Monro, Inc.	33,214	922,353
Morningstar, Inc.	5,858	1,372,178
Multiplan Corp. (a) (b)	204,378	343,355
Paylocity Holding Corp. (a)	24,970	4,537,049
PROG Holdings, Inc. (a)	15,380	510,770
Rent the Runway, Inc. Class A (a) (b)	33,301	22,665
Rentokil Initial PLC	173,905	1,289,198
SEACOR Marine Holdings, Inc. (a)	43,784	607,722
Strategic Education, Inc.	21,951	1,651,813
Toast, Inc., Class A (a) (b)	54,432	1,019,511
Transcat, Inc. (a)	1,123	110,020
TransUnion	28,500	2,046,015
United Rentals, Inc.	3,800	1,689,366
Verisk Analytics, Inc.	7,500	1,771,800
WillScot Mobile Mini Holdings Corp. (a)	33,386	1,388,524
		42,937,105
Cosmetics & Personal Care — 0.4%
elf Beauty, Inc. (a)	2,976	326,854
Kenvue, Inc.	127,103	2,552,228
		2,879,082
Food — 1.7%
Cava Group Inc., Lockup Shares (Acquired 6/23/20-3/26/21, Cost $844,453) (a) (c) (d)	76,275	2,336,303
Flowers Foods, Inc.	98,218	2,178,475
Nomad Foods Ltd. (a)	42,104	640,823
Post Holdings, Inc. (a)	14,737	1,263,551
Simply Good Foods Co. (a)	20,691	714,253
Sysco Corp.	26,901	1,776,811
TreeHouse Foods, Inc. (a)	26,878	1,171,343
Tyson Foods, Inc. Class A	43,464	2,194,498
Utz Brands, Inc.	32,745	439,765
		12,715,822

	Number of Shares	Value
Health Care – Products — 5.6%
10X Genomics, Inc. Class A (a)	7,600	$313,500
Adaptive Biotechnologies Corp. (a)	7,194	39,207
Alcon, Inc.	22,200	1,710,732
Atrion Corp.	803	331,776
Avanos Medical, Inc. (a)	11,938	241,386
Avantor, Inc. (a)	130,400	2,748,832
Baxter International, Inc.	59,041	2,228,207
Bio-Techne Corp.	8,454	575,464
Bruker Corp.	53,349	3,323,643
Cooper Cos., Inc.	6,100	1,939,861
Embecta Corp.	4,207	63,315
Enovis Corp. (a)	23,133	1,219,803
Exact Sciences Corp. (a)	10,500	716,310
Gyroscope Therapeutics, Milestone Payment 1 (Acquired 2/18/22, Cost $31,900) (a) (c) (d) (e)	31,900	15,631
Gyroscope Therapeutics, Milestone Payment 2 (Acquired 2/18/22, Cost $21,260) (a) (c) (d) (e)	21,260	5,740
Gyroscope Therapeutics, Milestone Payment 3 (Acquired 2/18/22, Cost $21,260) (a) (c) (d) (e)	21,260	5,528
Haemonetics Corp. (a)	5,900	528,522
Hologic, Inc. (a)	76,700	5,322,980
ICU Medical, Inc. (a)	10,593	1,260,673
Koninklijke Philips NV (a) (b)	60,094	1,197,643
Lantheus Holdings, Inc. (a)	7,002	486,499
Masimo Corp. (a)	6,600	578,688
Neogen Corp. (a)	32,809	608,279
Novocure Ltd. (a)	1,802	29,102
Pacific Biosciences of California, Inc. (a)	51,131	426,944
Penumbra, Inc. (a)	595	143,936
PROCEPT BioRobotics Corp. (a)	24,526	804,698
Quidelortho Corp. (a)	31,080	2,270,083
Repligen Corp. (a)	11,171	1,776,301
RxSight, Inc. (a)	2,530	70,562
Sartorius Stedim Biotech	1,055	251,065
Shockwave Medical, Inc. (a)	949	188,946
Teleflex, Inc.	23,320	4,580,281
Utah Medical Products, Inc.	2,710	233,060
West Pharmaceutical Services, Inc.	9,505	3,566,371
Zimmer Biomet Holdings, Inc.	11,522	1,292,999
		41,096,567
Health Care – Services — 3.1%
Acadia Healthcare Co., Inc. (a)	29,200	2,053,052
Agiliti, Inc. (a)	16,789	108,961
agilon health, Inc. (a) (b)	77,957	1,384,516

The accompanying notes are an integral part of the financial statements.

92

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Catalent, Inc. (a)	87,705	$3,993,209
Centene Corp. (a)	18,767	1,292,671
Charles River Laboratories International, Inc. (a)	11,144	2,184,001
dentalcorp Holdings Ltd. (a) (b)	18,724	81,334
Ensign Group, Inc.	8,270	768,531
Eurofins Scientific SE	7,950	448,241
Ginkgo Bioworks, Inc., Earnout Shares 15.00 (Acquired 9/17/21, Cost $0) (a) (c) (d) (e)	874	411
Ginkgo Bioworks, Inc., Earnout Shares 17.50 (Acquired 9/17/21, Cost $0) (a) (c) (d) (e)	874	363
Ginkgo Bioworks, Inc., Earnout Shares 20.00 (Acquired 9/17/21, Cost $0) (a) (c) (d) (e)	874	324
Innovage Holding Corp. (a)	41,043	245,847
Molina Healthcare, Inc. (a)	12,607	4,133,709
Pennant Group, Inc. (a)	28,482	317,005
Select Medical Holdings Corp.	191,742	4,845,320
Sotera Health Co. (a)	24,087	360,823
US Physical Therapy, Inc.	5,029	461,310
		22,679,628
Household Products & Wares — 0.5%
Avery Dennison Corp.	14,500	2,648,715
Reynolds Consumer Products, Inc.	28,100	720,203
		3,368,918
Pharmaceuticals — 1.5%
Agios Pharmaceuticals, Inc. (a)	8,534	211,216
Arvinas, Inc. (a)	4,730	92,897
Ascendis Pharma AS ADR (a)	23,194	2,171,886
BellRing Brands, Inc. (a)	33,839	1,395,182
Capsule, Corp. (Acquired 4/07/21, Cost $72,342) (a) (c) (d) (e)	4,992	14,634
Cardinal Health, Inc.	13,741	1,192,994
Centessa Pharmaceuticals PLC ADR (a)	3,637	23,531
DENTSPLY SIRONA, Inc.	58,543	1,999,829
Elanco Animal Health, Inc. (a)	105,808	1,189,282
Immuneering Corp. Class A (a)	5,460	41,933
Leap Therapeutics Holdback Shares (Acquired 2/09/23, Cost $5,223) (a) (c) (d)	400	497
Longboard Pharmaceuticals, Inc. (a)	3,060	17,014
Morphic Holding, Inc. (a)	7,642	175,078
Neurocrine Biosciences, Inc. (a)	1,127	126,788
Option Care Health, Inc. (a)	7,881	254,950
Repare Therapeutics, Inc. (a)	13,913	168,069

	Number of Shares	Value
Vaxcyte, Inc. (a)	11,749	$598,964
Viatris, Inc.	130,542	1,287,144
		10,961,888
		177,931,562
Energy — 5.6%
Coal — 0.1%
Alpha Metallurgical Resources, Inc.	599	155,578
CONSOL Energy, Inc.	2,811	294,902
		450,480
Energy – Alternate Sources — 0.1%
NextEra Energy Partners LP	10,244	304,247
REX American Resources Corp. (a)	4,238	172,571
Shoals Technologies Group, Inc. Class A (a)	17,800	324,850
		801,668
Oil & Gas — 2.5%
Advantage Energy Ltd. (a)	51,592	352,113
Coterra Energy, Inc.	40,400	1,092,820
Devon Energy Corp.	12,312	587,282
Diamondback Energy, Inc.	8,711	1,349,160
EQT Corp.	40,800	1,655,664
Hess Corp.	6,492	993,276
Kimbell Royalty Partners LP	17,287	276,592
Magnolia Oil & Gas Corp. Class A	66,110	1,514,580
Matador Resources Co.	31,745	1,888,193
Noble Corp. PLC	6,893	349,130
Patterson-UTI Energy, Inc.	47,657	659,573
Permian Resources Corp.	15,212	212,360
Pioneer Natural Resources Co.	8,466	1,943,370
Range Resources Corp.	67,481	2,187,059
Southwestern Energy Co. (a)	226,675	1,462,054
Suncor Energy, Inc. (b)	56,384	1,938,482
Weatherford International PLC (a)	1,482	133,869
		18,595,577
Oil & Gas Services — 2.5%
Aris Water Solutions, Inc. Class A	9,676	96,567
Baker Hughes Co.	43,662	1,542,142
ChampionX Corp.	47,173	1,680,302
Enerflex Ltd.	88,326	507,228
Expro Group Holdings NV (a)	109,361	2,540,456
Liberty Energy, Inc.	66,764	1,236,469
NOV, Inc.	13,800	288,420
Ranger Energy Services, Inc.	20,471	290,279
TechnipFMC PLC	311,743	6,340,853
Tidewater, Inc. (a)	48,869	3,473,120
		17,995,836

The accompanying notes are an integral part of the financial statements.

93

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.4%
Cheniere Energy, Inc.	16,100	$2,671,956
DT Midstream, Inc. (a)	8,200	433,944
		3,105,900
		40,949,461
Financial — 15.2%
Banks — 4.8%
BankUnited, Inc.	54,235	1,231,134
Blue Foundry Bancorp (a)	20,556	172,054
Cadence Bank	23,228	492,898
Cathay General Bancorp	7,227	251,210
Coastal Financial Corp. (a)	6,370	273,337
Columbia Banking System, Inc.	63,143	1,281,803
CRB Group, Inc. (Acquired 4/14/22, Cost $73,283) (a) (c) (d) (e)	697	53,920
CrossFirst Bankshares, Inc. (a)	41,562	419,361
Dime Community Bancshares, Inc.	15,459	308,562
Dogwood State Bank, (Non-Voting) (Acquired 5/06/19, Cost $53,690) (a) (c) (d) (e)	5,369	107,380
Dogwood State Bank, (Voting) (Acquired 5/06/19, Cost $26,370) (a) (c) (d) (e)	2,637	52,740
East West Bancorp, Inc.	27,774	1,463,968
Eastern Bankshares, Inc.	95,434	1,196,742
Equity Bancshares, Inc. Class A	9,517	229,074
Farmers & Merchants Bank of Long Beach/Long Beach CA (b)	31	150,598
FB Financial Corp.	31,767	900,912
Fifth Third Bancorp	120,795	3,059,737
First Bancshares, Inc.	23,018	620,795
Five Star Bancorp	9,617	192,917
HarborOne Bancorp, Inc.	38,747	368,871
Heritage Commerce Corp.	38,877	329,288
Home BancShares, Inc.	59,256	1,240,821
Independent Bank Corp.	1,644	80,704
Independent Bank Group, Inc.	9,504	375,883
John Marshall Bancorp, Inc.	11,949	213,290
Kearny Financial Corp.	48,462	335,842
Live Oak Bancshares, Inc.	45,059	1,304,458
Metropolitan Bank Holding Corp. (a) (b)	6,799	246,668
National Bank Holdings Corp. Class A	22,710	675,850
Origin Bancorp, Inc.	27,630	797,678
Pinnacle Financial Partners, Inc.	27,326	1,831,935
Ponce Financial Group, Inc. (a)	21,067	164,744
Popular, Inc.	58,987	3,716,771
Preferred Bank	10,861	676,097
Provident Bancorp, Inc. (a)	13,162	127,540
Sandy Spring Bancorp, Inc.	17,986	385,440

	Number of Shares	Value
Southern First Bancshares, Inc. (a)	5,100	$137,394
SouthState Corp.	26,663	1,796,020
Texas Capital Bancshares, Inc. (a)	20,696	1,218,994
Towne Bank	28,270	648,231
Veritex Holdings, Inc.	30,113	540,528
Walker & Dunlop, Inc.	7,880	585,011
Webster Financial Corp.	59,800	2,410,538
Western Alliance Bancorp	50,004	2,298,684
		34,966,422
Diversified Financial Services — 2.7%
Apollo Global Management, Inc.	24,255	2,177,129
Assetmark Financial Holdings, Inc. (a)	14,034	351,973
Cboe Global Markets, Inc.	8,578	1,339,969
Columbia Financial, Inc. (a)	12,050	189,306
Encore Capital Group, Inc. (a)	8,436	402,903
Grasshopper Bancorp, Inc. (Acquired 5/02/19, Cost $83,390) (a) (c) (d) (e)	8,339	20,097
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	35,013	742,276
Houlihan Lokey, Inc.	9,716	1,040,778
Intercontinental Exchange, Inc.	19,300	2,123,386
NerdWallet, Inc. Class A Class A (a)	15,050	133,795
OneMain Holdings, Inc.	36,910	1,479,722
OTC Markets Group, Inc. Class A	4,941	263,849
PennyMac Financial Services, Inc.	34,492	2,297,167
PRA Group, Inc. (a)	24,978	479,827
Radian Group, Inc.	43,870	1,101,576
Raymond James Financial, Inc.	12,250	1,230,268
Stash Financial, Inc. (Acquired 1/06/21-1/26/21, Cost $15,690) (a) (c) (d) (e)	487	5,547
StepStone Group, Inc. Class A	24,461	772,478
TMX Group Ltd.	20,550	441,638
Tradeweb Markets, Inc. Class A	28,100	2,253,620
Virtus Investment Partners, Inc.	3,090	624,149
Voya Financial, Inc.	4,172	277,229
		19,748,682
Insurance — 2.9%
Allstate Corp.	11,923	1,328,341
Assurant, Inc.	31,889	4,578,623
Axis Capital Holdings Ltd.	32,873	1,853,051
BRP Group, Inc. Class A (a)	4,689	108,925
Corebridge Financial, Inc.	55,584	1,097,784
Essent Group Ltd.	3,136	148,301
First American Financial Corp.	15,279	863,111
Hanover Insurance Group, Inc.	10,617	1,178,275
Jackson Financial, Inc. Class A	33,425	1,277,503
James River Group Holdings Ltd.	26,453	406,054

The accompanying notes are an integral part of the financial statements.

94

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kemper Corp.	51,151	$2,149,877
Markel Group, Inc. (a)	250	368,123
Palomar Holdings, Inc. (a)	1,673	84,905
ProAssurance Corp.	28,484	538,063
RenaissanceRe Holdings Ltd.	9,858	1,951,095
Ryan Specialty Holdings, Inc. (a) (b)	14,255	689,942
Selective Insurance Group, Inc.	19,470	2,008,720
Skyward Specialty Insurance Group, Inc. (a)	4,226	115,623
White Mountains Insurance Group Ltd.	312	466,655
		21,212,971
Private Equity — 0.4%
KKR & Co., Inc.	46,000	2,833,600
P10, Inc. Class A	29,684	345,819
		3,179,419
Real Estate — 0.7%
FirstService Corp.	16,370	2,382,490
McGrath RentCorp	5,738	575,177
St. Joe Co.	17,455	948,330
Tricon Residential, Inc.	135,934	1,005,912
		4,911,909
Real Estate Investment Trusts (REITS) — 3.4%
Apartment Investment & Management Co. Class A (a)	171,751	1,167,907
Apple Hospitality REIT, Inc.	44,799	687,217
Centerspace	1,118	67,371
Community Healthcare Trust, Inc.	7,332	217,760
CubeSmart	39,060	1,489,358
Digital Realty Trust, Inc.	7,977	965,376
Douglas Emmett, Inc.	27,423	349,917
EastGroup Properties, Inc.	14,439	2,404,527
Equity Residential	28,180	1,654,448
Essential Properties Realty Trust, Inc.	29,287	633,478
Flagship Communities REIT	8,813	132,195
Independence Realty Trust, Inc.	62,980	886,129
NETSTREIT Corp.	35,947	560,054
NexPoint Residential Trust, Inc.	7,526	242,187
Pebblebrook Hotel Trust (b)	45,883	623,550
PennyMac Mortgage Investment Trust	43,392	538,061
Phillips Edison & Co., Inc.	3,559	119,369
PotlatchDeltic Corp.	13,067	593,111
Rayonier, Inc.	48,183	1,371,288
Regency Centers Corp.	26,925	1,600,422
Rexford Industrial Realty, Inc.	59,309	2,926,899
Safehold, Inc.	18,044	321,183
Saul Centers, Inc.	15,394	542,946
Simon Property Group, Inc.	4,451	480,841

	Number of Shares	Value
Sun Communities, Inc.	1,446	$171,120
Terreno Realty Corp.	29,334	1,666,171
UMH Properties, Inc.	22,173	310,865
Vornado Realty Trust	46,875	1,063,125
Weyerhaeuser Co.	39,839	1,221,464
		25,008,339
Savings & Loans — 0.3%
Capitol Federal Financial, Inc.	49,446	235,857
FS Bancorp, Inc.	7,917	233,552
Pacific Premier Bancorp, Inc.	28,809	626,884
WSFS Financial Corp.	18,559	677,403
		1,773,696
		110,801,438
Industrial — 16.8%
Aerospace & Defense — 0.9%
Bombardier, Inc. Class B (a) (b)	5,200	181,316
Bombas LLC. (Acquired 2/12/21, Cost $183,470) (a) (c) (d) (e)	41,514	120,391
L3 Harris Technologies, Inc.	10,432	1,816,420
Moog, Inc. Class A	3,159	356,841
Rolls-Royce Holdings PLC (a)	831,553	2,229,110
Spirit AeroSystems Holdings, Inc. Class A	98,788	1,594,438
		6,298,516
Building Materials — 1.4%
Armstrong World Industries, Inc.	8,250	594,000
Martin Marietta Materials, Inc.	5,731	2,352,461
SPX Technologies, Inc. (a)	16,132	1,313,145
Summit Materials, Inc. Class A (a)	48,139	1,499,048
Trane Technologies PLC	6,093	1,236,331
UFP Industries, Inc.	13,678	1,400,627
Vulcan Materials Co.	5,979	1,207,878
West Fraser Timber Co. Ltd. (WFG CN)	5,502	399,449
West Fraser Timber Co. Ltd. (WFG US) (b)	697	50,560
		10,053,499
Electrical Components & Equipment — 0.5%
Belden, Inc.	4,809	464,309
Insteel Industries, Inc.	2,021	65,602
Littelfuse, Inc.	9,066	2,242,203
Novanta, Inc. (a)	5,739	823,202
		3,595,316
Electronics — 2.7%
Agilent Technologies, Inc.	35,700	3,991,974
Amphenol Corp. Class A	19,300	1,621,007
Atmus Filtration Technologies, Inc. (a)	2,139	44,598
Brady Corp. Class A	14,027	770,363

The accompanying notes are an integral part of the financial statements.

95

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CTS Corp.	12,857	$536,651
ESCO Technologies, Inc.	11,393	1,189,885
Fortive Corp.	42,400	3,144,384
Hubbell, Inc.	5,443	1,705,891
Keysight Technologies, Inc. (a)	18,400	2,434,504
Knowles Corp. (a)	17,832	264,092
Mirion Technologies, Inc. (a)	139,604	1,042,842
Napco Security Technologies, Inc.	11,873	264,174
TE Connectivity Ltd.	11,609	1,434,060
Vishay Intertechnology, Inc.	10,523	260,128
Vontier Corp.	39,220	1,212,682
		19,917,235
Environmental Controls — 0.3%
Casella Waste Systems, Inc. Class A (a)	10,472	799,013
Stericycle, Inc. (a)	9,807	438,471
Tetra Tech, Inc.	4,922	748,292
Waste Connections, Inc.	4,900	658,070
		2,643,846
Hand & Machine Tools — 0.8%
Cadre Holdings, Inc.	7,823	208,483
Enerpac Tool Group Corp.	26,888	710,650
MSA Safety, Inc.	3,640	573,846
Stanley Black & Decker, Inc.	49,376	4,126,846
		5,619,825
Machinery – Construction & Mining — 0.1%
BWX Technologies, Inc.	12,500	937,250
Machinery – Diversified — 3.6%
Alamo Group, Inc.	2,834	489,885
ATS Corp. (a)	3,188	135,873
Cactus, Inc. Class A	16,764	841,720
Cognex Corp.	17,800	755,432
Crane Co.	5,974	530,730
CSW Industrials, Inc.	8,345	1,462,378
Esab Corp.	61,404	4,311,789
Graco, Inc.	8,525	621,302
Hydrofarm Holdings Group, Inc. (a)	6,021	7,346
IDEX Corp.	16,498	3,431,914
Ingersoll Rand, Inc.	130,078	8,288,570
Marel HF	27,870	80,792
Middleby Corp. (a)	12,057	1,543,296
Mueller Water Products, Inc. Class A	44,381	562,751
Thermon Group Holdings, Inc. (a)	21,652	594,780
Toro Co.	20,145	1,674,050
Zurn Elkay Water Solutions Corp. Class C	40,355	1,130,747
		26,463,355

	Number of Shares	Value
Metal Fabricate & Hardware — 0.8%
AZZ, Inc.	17,349	$790,768
Helios Technologies, Inc.	22,026	1,222,003
RBC Bearings, Inc. (a)	12,756	2,986,562
Strattec Security Corp. (a)	3,764	86,948
Valmont Industries, Inc.	2,000	480,420
Xometry, Inc. Class A (a)	8,290	140,764
		5,707,465
Miscellaneous - Manufacturing — 2.0%
Alstom SA	50,488	1,198,019
EnPro Industries, Inc.	3,800	460,522
Federal Signal Corp.	17,549	1,048,202
John Bean Technologies Corp.	8,691	913,772
Myers Industries, Inc.	19,983	358,295
Teledyne Technologies, Inc. (a)	9,288	3,794,891
Textron, Inc.	90,778	7,093,393
		14,867,094
Packaging & Containers — 1.3%
Ball Corp.	98,097	4,883,269
Clearwater Paper Corp. (a)	15,050	545,562
Sealed Air Corp.	35,500	1,166,530
Westrock Co.	76,670	2,744,786
		9,340,147
Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	7,248	1,482,796
Transportation — 2.2%
International Seaways, Inc.	3,371	151,695
JB Hunt Transport Services, Inc.	34,980	6,594,430
Landstar System, Inc.	8,453	1,495,674
Matson, Inc.	2,822	250,368
Norfolk Southern Corp.	10,147	1,998,249
Old Dominion Freight Line, Inc.	5,665	2,317,778
Saia, Inc. (a)	7,527	3,000,638
		15,808,832
		122,735,176
Technology — 14.8%
Commercial Services — 0.0%
Socure, Inc. (Acquired 12/22/21, Cost $62,185) (a) (c) (d) (e)	3,870	21,246
Computers — 2.7%
Apiture, Inc. (Acquired 7/01/20-6/30/22, Cost $97,636) (a) (c) (d) (e)	6,130	102,923
Coalition, Inc. (Acquired 9/13/21, Cost $4,230) (a) (c) (d) (e)	256	4,321
Conduent, Inc. (a)	77,483	269,641
Crowdstrike Holdings, Inc. Class A (a)	17,762	2,973,004
Endava PLC Sponsored ADR (a)	27,133	1,556,077

The accompanying notes are an integral part of the financial statements.

96

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fortinet, Inc. (a)	24,100	$1,414,188
Globant SA (a)	14,541	2,876,937
PAR Technology Corp. (a) (b)	30,861	1,189,383
Parsons Corp. (a)	29,037	1,578,161
Pure Storage, Inc. Class A (a)	41,194	1,467,330
Western Digital Corp. (a)	127,812	5,832,062
Zscaler, Inc. (a)	216	33,607
		19,297,634
Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	3,938	931,455
Semiconductors — 4.1%
Diodes, Inc. (a)	2,998	236,362
Entegris, Inc.	33,120	3,110,299
KLA Corp.	4,459	2,045,165
Lattice Semiconductor Corp. (a)	35,124	3,018,205
MACOM Technology Solutions Holdings, Inc. (a)	17,522	1,429,445
Marvell Technology, Inc.	136,236	7,374,455
Microchip Technology, Inc.	80,100	6,251,805
MKS Instruments, Inc.	39,968	3,458,831
Monolithic Power Systems, Inc.	1,142	527,604
NXP Semiconductor NV	3,600	719,712
Onto Innovation, Inc. (a)	13,416	1,710,808
SiTime Corp. (a)	2,100	239,925
		30,122,616
Software — 7.9%
Agilysys, Inc. (a)	7,358	486,805
Alignment Healthcare, Inc. (a)	88,184	611,997
Amplitude, Inc. Class A Class A (a)	40,844	472,565
Atlassian Corp. Class A (a)	14,123	2,845,926
Bill Holdings, Inc. (a)	34,359	3,730,357
Braze, Inc. Class A (a)	4,000	186,920
Broadridge Financial Solutions, Inc.	9,823	1,758,808
CCC Intelligent Solutions Holdings, Inc. (a)	114,686	1,531,058
Ceridian HCM Holding, Inc. (a)	44,051	2,988,860
Checkr, Inc. (Acquired 6/29/18-12/02/19, Cost $116,452) (a) (c) (d) (e)	15,444	83,398
Clear Secure, Inc. Class A	46,846	891,948
Confluent, Inc. Class A (a)	15,746	466,239
Databricks, Inc. (Acquired 7/24/20-8/28/20, Cost $24,732) (a) (c) (d) (e)	1,545	113,558
Datadog, Inc. Class A (a)	18,238	1,661,299
Descartes Systems Group, Inc. (a)	30,157	2,212,921
DoubleVerify Holdings, Inc. (a)	38,767	1,083,538
Duolingo, Inc. (a)	5,711	947,284
Dynatrace, Inc. (a)	4,592	214,584

	Number of Shares	Value
Envestnet, Inc. (a)	12,100	$532,763
Fair Isaac Corp. (a)	2,400	2,084,472
Five9, Inc. (a)	12,798	822,911
Gusto, Inc. (Acquired 8/18/20-11/09/20, Cost $204,799) (a) (c) (d) (e)	15,332	235,806
HashiCorp, Inc. Class A (a)	4,100	93,603
HubSpot, Inc. (a)	5,010	2,467,425
Intapp, Inc. (a)	2,900	97,208
Klaviyo, Inc. Class A (a)	3,655	126,098
Manhattan Associates, Inc. (a)	2,989	590,806
Monday.com Ltd. (a)	9,200	1,464,824
MongoDB, Inc. (a)	7,002	2,421,712
nCino, Inc. (a)	8,148	259,106
Oddity Tech Ltd. Class A Class C (a) (b)	4,175	118,361
Outset Medical, Inc. (a) (b)	22,338	243,037
Paycor HCM, Inc. (a)	44,850	1,023,926
Phreesia, Inc. (a)	10,749	200,791
Privia Health Group, Inc. (a)	34,239	787,497
Procore Technologies, Inc. (a)	32,821	2,143,868
PTC, Inc. (a)	18,748	2,656,217
Roper Technologies, Inc.	9,186	4,448,596
Samsara, Inc. Class A (a)	32,275	813,653
ServiceTitan, Inc. (Acquired 11/09/18-5/04/21, Cost $28,780) (a) (c) (d) (e)	618	45,058
SS&C Technologies Holdings, Inc.	30,380	1,596,165
Synopsys, Inc. (a)	1,931	886,271
Tanium, Inc., Class B (Acquired 9/24/20, Cost $30,277) (a) (c) (d) (e)	2,657	11,717
Themis Solutions, Inc. (Acquired 4/14/21, Cost $108,219) (a) (c) (d) (e)	4,820	94,327
Tyler Technologies, Inc. (a)	1,400	540,596
Veeva Systems, Inc. Class A (a)	29,143	5,929,143
Verra Mobility Corp. (a)	48,906	914,542
Vimeo, Inc. (a)	83,922	297,084
Workiva, Inc. (a)	11,028	1,117,578
		57,353,226
		107,726,177
Utilities — 2.9%
Electric — 2.3%
Ameren Corp.	30,444	2,278,124
CenterPoint Energy, Inc.	54,289	1,457,659
Constellation Energy Corp.	17,424	1,900,610
Evergy, Inc.	32,321	1,638,675
FirstEnergy Corp.	95,700	3,271,026
IDACORP, Inc.	20,829	1,950,636

The accompanying notes are an integral part of the financial statements.

97

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MGE Energy, Inc.	18,292	$1,253,185
Northwestern Energy Group, Inc.	11,033	530,246
PG&E Corp. (a)	123,775	1,996,491
PNM Resources, Inc.	11,672	520,688
		16,797,340
Gas — 0.4%
Chesapeake Utilities Corp.	11,125	1,087,469
ONE Gas, Inc.	14,576	995,249
Southwest Gas Holdings, Inc.	14,482	874,858
		2,957,576
Water — 0.2%
Artesian Resources Corp. Class A	5,554	233,213
California Water Service Group	19,169	906,885
Middlesex Water Co.	1,924	127,465
		1,267,563
		21,022,479

TOTAL COMMON STOCK (Cost $659,508,816)		699,302,572

PREFERRED STOCK — 1.4%
Communications — 0.1%
Internet — 0.1%
1661, Inc., Series F (Acquired 5/28/21, Cost $288,836) (a) (c) (d) (e)	49,629	54,592
Evolve Vacation Rental Network, Inc., Series 8 (Acquired 3/29/18-6/15/18, Cost $44,816) (a) (c) (d) (e)	5,266	78,779
Evolve Vacation Rental Network, Inc., Series 9 (Acquired 5/29/20, Cost $20,111) (a) (c) (d) (e)	3,470	51,911
Minted, Inc., Series E (Acquired 10/30/18, Cost $113,257) (a) (c) (d) (e)	8,410	94,108
SecurityScorecard, Inc., Series E (Acquired 3/05/21, Cost $262,495) (a) (c) (d) (e)	51,969	265,042
		544,432
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Nuro, Inc., Series C, (Acquired 10/30/20-3/02/21, Cost $282,254)
(a) (c) (d) (e)	21,621	134,050
Nuro, Inc., Series D, (Acquired 10/29/21, Cost $252,025)
(a) (c) (d) (e)	12,090	74,958
		209,008

	Number of Shares	Value
Leisure Time — 0.0%
Rad Power Bikes, Inc., Series C, (Acquired 1/22/21, Cost $69,082)
(a) (c) (d) (e)	14,321	$5,585
Rad Power Bikes, Inc., Series D, (Acquired 9/16/21, Cost $107,722)
(a) (c) (d) (e)	11,240	4,384
		9,969
Retail — 0.0%
OfferUp, Inc., Series F, (Acquired 7/01/20, Cost $9,217)
(a) (c) (d) (e)	4,025	2,777
		221,754
Consumer, Non-cyclical — 0.5%
Agriculture — 0.0%
Farmer’s Business Network, Inc., Series E, (Acquired 2/11/19, Cost $191,081)
(a) (c) (d) (e)	8,198	42,794
Farmer’s Business Network, Inc., Series F, (Acquired 7/31/20, Cost $172,258)
(a) (c) (d) (e)	3,752	19,585
		62,379
Biotechnology — 0.2%
Genesis Therapeutics, Inc., Series A, (Acquired 11/24/20, Cost $25,262)
(a) (c) (d) (e)	4,946	25,262
Inscripta, Inc., Series E, (Acquired 3/30/21, Cost $148,812)
(a) (c) (d) (e)	16,853	49,042
Insitro, Inc., Series B, (Acquired 5/21/20, Cost $34,456)
(a) (c) (d) (e)	5,530	101,150
Insitro, Inc., Series C, (Acquired 4/07/21, Cost $62,208)
(a) (c) (d) (e)	3,401	62,208
Kardium, Inc., Series D-5, (Acquired 11/29/18, Cost $29,906)
(a) (c) (d) (e)	30,866	31,355
Kardium, Inc., Series D-6, (Acquired 1/08/21, Cost $145,349)
(a) (c) (d) (e)	143,083	145,349
Laronde, Inc., Series B, (Acquired 7/28/21, Cost $109,340)
(a) (c) (d) (e)	3,905	16,401
National Resilience, Inc., Series B, (Acquired 10/23/20, Cost $263,720)
(a) (c) (d) (e)	19,306	1,172,453

The accompanying notes are an integral part of the financial statements.

98

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Resilience, Inc., Series C, (Acquired 6/09/21, Cost $315,045)
(a) (c) (d) (e)	7,094	$430,819
Tessera Therapeutics, Inc., Series C, (Acquired 2/25/22, Cost $34,499)
(a) (c) (d) (e)	1,687	34,499
Treeline Biosciences, Inc., Series A, (Acquired 4/09/21, Cost $40,640)
(a) (c) (d) (e)	5,192	40,640
		2,109,178
Commercial Services — 0.1%
Honor Technology, Inc., Series D, (Acquired 10/16/20, Cost $225,290)
(a) (c) (d) (e)	93,556	109,461
Honor Technology, Inc., Series E, (Acquired 9/29/21, Cost $116,646)
(a) (c) (d) (e)	36,897	43,169
Redwood Materials, Inc., Series C, (Acquired 5/28/21, Cost $214,074)
(a) (c) (d) (e)	4,516	215,575
		368,205
Health Care – Products — 0.1%
Cleerly, Inc. Series C, (Acquired 7/08/22, Cost $200,211)
(a) (c) (d) (e)	16,995	152,445
Ring Therapeutics, Inc., Series B, (Acquired 4/12/21, Cost $50,885)
(a) (c) (d) (e)	5,531	50,885
Tempus Labs, Inc., Series D, (Acquired 3/16/18, Cost $21,326)
(a) (c) (d) (e)	2,275	89,590
Tempus Labs, Inc., Series E, (Acquired 8/23/18, Cost $29,149)
(a) (c) (d) (e)	1,741	72,112
Tempus Labs, Inc., Series F, (Acquired 4/30/19, Cost $17,059)
(a) (c) (d) (e)	689	29,420
Tempus Labs, Inc., Series G, (Acquired 2/06/20, Cost $19,176)
(a) (c) (d) (e)	500	22,100
Tempus Labs, Inc., Series G-2, (Acquired 11/19/20, Cost $26,075)
(a) (c) (d) (e)	455	16,407
		432,959

	Number of Shares	Value
Health Care – Services — 0.1%
Caris Life Sciences, Inc., Series C, (Acquired 8/14/20, Cost $125,312)
(a) (c) (d) (e)	45,403	$242,906
Caris Life Sciences, Inc., Series D, (Acquired 5/11/21, Cost $378,132)
(a) (c) (d) (e)	46,683	249,754
		492,660
Pharmaceuticals — 0.0%
Capsule, Corp., Series 1 D, (Acquired 4/07/21, Cost $72,328)
(a) (c) (d) (e)	4,991	14,631
Haul Hub, Inc., Series B, (Acquired 2/14/20-3/03/21, Cost $108,854)
(a) (c) (d) (e)	7,466	90,264
Haul Hub, Inc., Series C, (Acquired 4/14/22, Cost $43,061)
(a) (c) (d) (e)	2,282	27,589
		132,484
		3,597,865
Financial — 0.1%
Banks — 0.0%
CRB Group, Inc., Series D, (Acquired 1/28/22, Cost $255,280)
(a) (c) (d) (e)	2,428	187,830
Diversified Financial Services — 0.1%
Color Health, Inc., Series D, (Acquired 12/17/20, Cost $43,490)
(a) (c) (d) (e)	1,155	22,303
Color Health, Inc., Series D-1, (Acquired 1/13/20, Cost $56,632)
(a) (c) (d) (e)	2,655	38,285
Color Health, Inc., Series E (Acquired 10/26/21, Cost $15,095)
(a) (c) (d) (e)	151	5,740
Convoy, Inc., Series C, (Acquired 9/14/18, Cost $127,740)
(a) (c) (d) (e)	17,990	51,272
Convoy, Inc., Series D, (Acquired 10/30/19, Cost $417,858)
(a) (c) (d) (e)	30,861	123,135
Convoy, Inc., Series E, (Acquired 9/30/21, Cost $72,706)
(a) (c) (d) (e)	4,407	19,876
Stash Financial, Inc., Series F, (Acquired 4/24/20, Cost $126,801)
(a) (c) (d) (e)	5,060	57,633

The accompanying notes are an integral part of the financial statements.

99

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stash Financial, Inc., Series G, (Acquired 1/26/21, Cost $174,908)
(a) (c) (d) (e)	4,667	$53,157
		371,401
Insurance — 0.0%
Go Maps, Inc., Series B-1, (Acquired 5/15/19-7/29/20, Cost $9,665)
(a) (c) (d) (e)	755	—
		559,231
Industrial — 0.2%
Aerospace & Defense — 0.0%
ABL Space Systems Company, Series B (Acquired 3/24/21, Cost $328,985) (a) (c) (d) (e)	7,305	234,564
Electrical Components & Equipment — 0.1%
CelLink, Inc., Series D (Acquired 1/20/22, Cost $223,836) (a) (c) (d) (e)	10,749	52,885
Sila Nanotechnologies, Inc., Series F (Acquired 1/07/21, Cost $505,509) (a) (c) (d) (e)	12,248	248,389
		301,274
Electronics — 0.1%
Sartorius AG 0.450%	2,583	876,503
		1,412,341
Technology — 0.5%
Computers — 0.0%
Coalition, Inc., Series E (Acquired 9/07/21, Cost $253,711) (a) (c) (d) (e)	15,355	259,192
Mesosphere, Inc., Series D (Acquired 5/04/18, Cost $72,584) (a) (c) (d) (e)	6,566	4,071
		263,263
Software — 0.5%
Checkr, Inc., Series C (Acquired 4/10/18, Cost $106,628) (a) (c) (d) (e)	23,433	126,538
Checkr, Inc., Series D (Acquired 9/06/19, Cost $308,786) (a) (c) (d) (e)	30,627	165,386
Databricks, Inc., Series F (Acquired 10/22/19, Cost $104,923) (a) (c) (d) (e)	7,329	538,682
Databricks, Inc., Series G (Acquired 2/01/21, Cost $50,195) (a) (c) (d) (e)	849	62,402
Databricks, Inc., Series H (Acquired 8/31/21, Cost $114,856) (a) (c) (d) (e)	1,563	114,881

	Number of Shares	Value
DTX Company, Series A-1 (Acquired 2/04/22, Cost $31,212) (a) (c) (d) (e)	17,154	$4,803
Eikon Therapeutics, Inc., Series B (Acquired 12/03/21, Cost $89,186) (a) (c) (d) (e)	5,042	108,398
Epirus, Inc., Series C-2 (Acquired 1/28/21, Cost $324,592) (a) (c) (d) (e)	58,131	292,399
Flexe, Inc., Series C (Acquired 11/18/20, Cost $134,849) (a) (c) (d) (e)	11,083	111,717
Flexe, Inc., Series D (Acquired 4/07/22, Cost $73,849) (a) (c) (d) (e)	3,621	36,500
Gusto, Inc., Series B (Acquired 8/18/20, Cost $49,238) (a) (c) (d) (e)	3,644	56,045
Gusto, Inc., Series B-2 (Acquired 8/18/20, Cost $91,936) (a) (c) (d) (e)	6,804	104,646
Gusto, Inc., Series C (Acquired 7/16/18, Cost $84,209) (a) (c) (d) (e)	11,076	170,349
Gusto, Inc., Series D (Acquired 7/16/19, Cost $187,638) (a) (c) (d) (e)	14,095	216,781
JetClosing, Inc., Series A (Acquired 5/25/18, Cost $22,781) (a) (c) (d) (e)	11,678	—
JetClosing, Inc., Series B-1 (Acquired 7/13/20-2/25/21, Cost $36,276) (a) (c) (d) (e)	27,130	—
JetClosing, Inc., Series B-2 (Acquired 2/06/20, Cost $5,769) (a) (c) (d) (e)	5,185	—
KoBold Metals, Inc., Series B-1 (Acquired 1/10/22, Cost $244,807) (a) (c) (d) (e)	8,931	382,080
Seismic Software, Inc., Series E (Acquired 12/13/18, Cost $117,981) (a) (c) (d) (e)	18,715	134,561
Seismic Software, Inc., Series F (Acquired 9/25/20, Cost $18,592) (a) (c) (d) (e)	2,115	15,207
ServiceTitan, Inc., Series A-1 (Acquired 11/09/18, Cost $263) (a) (c) (d) (e)	10	729
ServiceTitan, Inc., Series D (Acquired 11/09/18, Cost $124,743) (a) (c) (d) (e)	4,744	345,885
ServiceTitan, Inc., Series E (Acquired 4/23/20, Cost $7,435) (a) (c) (d) (e)	220	16,040

The accompanying notes are an integral part of the financial statements.

100

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WARRANTS — 0.0%
Communications — 0.0%
Advertising — 0.0%
Advantage Solutions, Inc., Expires 10/28/25, Strike 11.5 (a)	3,668	$788
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
EQRx, Inc. (a)	1,166	47
Financial — 0.0%
Banks — 0.0%
Dogwood State Bank (Acquired 5/06/19, Cost $0) (a) (c) (d) (e)	800	8,328
Diversified Financial Services — 0.0%
Grasshopper Bancorp, Inc. (Acquired 10/15/18, Cost $0) (a) (c) (d) (e)	1,432	229
Insurance — 0.0%
Hagerty, Inc. (Acquired 8/18/21, Cost $4,451) (a) (c) (d) (e)	3,040	3,222
		11,779

TOTAL WARRANTS (Cost $11,320)		12,614

TOTAL LONG-TERM INVESTMENTS (Cost $670,594,964)		709,422,022

SHORT-TERM INVESTMENTS — 3.6%
Investment of Cash Collateral from Securities Loaned — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (g)	5,887,149	5,887,149
Mutual Fund — 2.7%
T. Rowe Price Government Reserve Investment Fund	19,628,509	19,628,509

	Number of Shares	Value
ServiceTitan, Inc., Series F (Acquired 3/25/21, Cost $25,650) (a) (c) (d) (e)	239	$17,425
Socure, Inc., Series A (Acquired 12/22/21, Cost $75,555) (a) (c) (d) (e)	4,702	25,814
Socure, Inc., Series A-1 (Acquired 12/22/21, Cost $62,025) (a) (c) (d) (e)	3,860	21,191
Socure, Inc., Series B (Acquired 12/22/21, Cost $1,109) (a) (c) (d) (e)	69	379
Socure, Inc. Series E (Acquired 10/27/21, Cost $143,750) (a) (c) (d) (e)	8,946	49,114
Themis Solutions, Inc., Series AA (Acquired 4/14/21, Cost $24,473) (a) (c) (d) (e)	1,090	21,331
Themis Solutions, Inc., Series AB (Acquired 4/14/21, Cost $2,694) (a) (c) (d) (e)	120	2,348
Themis Solutions, Inc., Series B (Acquired 4/14/21, Cost $2,694) (a) (c) (d) (e)	120	2,348
Themis Solutions, Inc., Series E (Acquired 4/14/21, Cost $309,164) (a) (c) (d) (e)	13,770	269,479
		3,413,458
		3,676,721

TOTAL PREFERRED STOCK (Cost $10,983,098)		10,012,344

TOTAL EQUITIES (Cost $670,491,914)		709,314,916

	Principal Amount
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Diversified Financial Services — 0.0%
PRA Group, Inc.
5.000% 10/01/29 (b) (f)	$18,000	13,671
7.375% 9/01/25 (f)	83,000	80,821
		94,492

TOTAL CORPORATE DEBT (Cost $91,730)		94,492

TOTAL BONDS & NOTES (Cost $91,730)		94,492

The accompanying notes are an integral part of the financial statements.

101

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (h)	$972,931	$972,931

TOTAL SHORT-TERM INVESTMENTS (Cost $26,488,589)		26,488,589

TOTAL INVESTMENTS — 100.9% (Cost $697,083,553) (i)		735,910,611

Other Assets/(Liabilities) — (0.9)%		(6,755,140)

NET ASSETS — 100.0%		$729,155,471

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $14,912,386 or 2.05% of net assets. The Fund received $9,451,269 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2023, these securities amounted to a value of $12,741,324 or 1.75% of net assets.

(d)

Restricted security. Certain securities are restricted to resale. At September 30, 2023, these securities amounted to a value of $12,741,324 or 1.75% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	Investment is valued using significant unobservable inputs.
(f)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2023, the aggregate market value of these securities amounted to $94,492 or 0.01% of net assets.

(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $973,061. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $992,438.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

102

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments
September 30, 2023

	Principal Amount	Value
BONDS & NOTES — 99.1%
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (a) — 0.2%
Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association REMICS Series 2020-7, Class KE 2.500% 1/20/50	$154,344	$128,424
Pass-Through Securities — 0.1%
Government National Mortgage Association II
Pool #MA4484 3.000% 6/20/32	109,517	100,005
Pool #MA6381 3.000% 1/20/35	58,949	53,535
Pool #MA6630 3.000% 5/20/35	26,955	24,479
		178,019

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $359,497)		306,443

U.S. TREASURY OBLIGATIONS — 98.9%
U.S. Treasury Bonds & Notes — 98.9%
U.S. Treasury Bonds
1.125% 5/15/40	2,790,000	1,598,648
1.125% 8/15/40	5,170,000	2,933,078
1.250% 5/15/50	1,880,700	885,262
1.375% 11/15/40	6,110,000	3,607,319
1.375% 8/15/50	4,585,000	2,232,462
1.625% 11/15/50 (b)	3,580,000	1,872,775
1.750% 8/15/41	6,940,000	4,315,177
1.875% 2/15/41	7,480,000	4,817,743
1.875% 2/15/51	5,115,000	2,861,143
1.875% 11/15/51	4,775,000	2,656,780
2.000% 11/15/41	10,070,000	6,524,205
2.000% 2/15/50	3,535,000	2,058,166
2.000% 8/15/51	3,700,000	2,132,677
2.250% 5/15/41	7,690,000	5,268,913
2.250% 8/15/49	2,550,000	1,584,660
2.250% 2/15/52	11,895,000	7,286,285
2.375% 2/15/42	4,495,000	3,102,090
2.375% 11/15/49	2,220,000	1,418,149
2.375% 5/15/51	2,440,000	1,546,226
2.875% 5/15/49	2,480,000	1,766,317
2.875% 5/15/52	3,985,000	2,820,573
3.000% 2/15/49	2,480,000	1,812,745
3.000% 8/15/52	5,555,000	4,041,579
3.250% 5/15/42	1,945,000	1,548,757
3.375% 8/15/42	5,560,000	4,501,219
3.625% 2/15/53	6,779,300	5,598,846

	Principal Amount	Value
3.625% 5/15/53	$12,095,000	$10,009,598
3.875% 2/15/43	21,045,000	18,297,422
3.875% 5/15/43	8,910,000	7,743,367
4.000% 11/15/42	7,395,000	6,556,367
4.000% 11/15/52	3,159,500	2,798,558
4.125% 8/15/53	10,209,100	9,264,999
4.375% 8/15/43 (c)	6,225,000	5,806,940
		141,269,045

TOTAL U.S. TREASURY OBLIGATIONS (Cost $190,403,846)		141,269,045

TOTAL BONDS & NOTES (Cost $190,763,343)		141,575,488

TOTAL LONG-TERM INVESTMENTS (Cost $190,763,343)		141,575,488
	Number of Shares
SHORT-TERM INVESTMENTS — 4.3%
Investment of Cash Collateral from Securities Loaned — 4.2%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	5,968,219	5,968,219
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	7,843	7,843
	Principal Amount
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/29/23, 1.600%, due 10/02/23 (e)	$211,229	211,229

TOTAL SHORT-TERM INVESTMENTS (Cost $6,187,291)		6,187,291

TOTAL INVESTMENTS — 103.4% (Cost $196,950,634) (f)		147,762,779

Other Assets/(Liabilities) — (3.4)%		(4,912,706)

NET ASSETS — 100.0%		$142,850,073

The accompanying notes are an integral part of the financial statements.

103

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Portfolio of Investments (Continued)

Abbreviation Legend

REMICS	Real Estate Mortgage Investment Conduits

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(b)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2023, was $5,846,172 or 4.09% of net assets. (Note 2).
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $211,257. Collateralized by U.S. Government Agency obligations with a rate of 0.625%, maturity date of 1/15/26, and an aggregate market value, including accrued interest, of $215,492.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation (Depreciation)
Long
U.S. Treasury Note 5 Year	12/29/23	136	$14,383,474	$(54,599)

Short
U.S. Treasury Ultra Bond	12/19/23	23	$(2,745,377)	$15,564

The accompanying notes are an integral part of the financial statements.

104

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MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2023

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Assets:
Investments, at value (Note 2) (a)	$277,759,278	$610,782,667
Repurchase agreements, at value (Note 2) (b)	4,878,721	2,937,284
Total investments (c)	282,637,999	613,719,951
Cash	—	31,976
Foreign currency, at value (d)	—	491,600
Receivables from:
Investments sold
Regular delivery	—	2,446,012
Delayed delivery	—	2,046,242
Cash collateral pledged for open derivatives (Note 2)	268,000	—
Open forward contracts (Note 2)	—	6,370,416
Fund shares sold	169,431	68,879
Investment adviser (Note 3)	—	53,308
Variation margin on open derivative instruments (Note 2)	—	204,817
Interest and dividends	229,734	4,401,645
Foreign tax reclaims	136,341	44,025
Open swap agreements, at value (Note 2)	—	316,352
Total assets	283,441,505	630,195,223
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	1,114,841
Delayed delivery	—	30,794,575
Cash collateral held for open derivatives (Note 2)	—	1,130,000
Open forward contracts (Note 2)	—	705,870
Interest and dividends	—	6,539
Fund shares repurchased	217,670	413,044
Cash collateral held for securities on loan (Note 2)	—	1,956,365
Open swap agreements, at value (Note 2)	—	4,511
Trustees’ fees and expenses (Note 3)	40,058	30,796
Variation margin on open derivative instruments (Note 2)	13,161	—
Affiliates (Note 3):
Administration fees	20,768	115,174
Investment advisory fees	43,074	—
Accrued expense and other liabilities	130,259	344,797
Total liabilities	464,990	36,616,512
Net assets	$282,976,515	$593,578,711
Net assets consist of:
Paid-in capital	$201,927,891	$726,472,198
Accumulated earnings (loss)	81,048,624	(132,893,487)
Net assets	$282,976,515	$593,578,711

(a)	Cost of investments:	$230,136,483	$666,907,107
(b)	Cost of repurchase agreements:	$4,878,721	$2,937,284
(c)	Securities on loan with market value of:	$—	$2,156,168
(d)	Cost of foreign currency:	$—	$494,368

The accompanying notes are an integral part of the financial statements.

106

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$76,400,183	$2,174,393,704	$201,776,448	$332,429,833	$734,937,680	$147,551,550
902,002	1,085,047	383,212	874,473	972,931	211,229
77,302,185	2,175,478,751	202,159,660	333,304,306	735,910,611	147,762,779
—	4,199	—	89,689	3,161	—
1,245	171	567	524,704	50,042	—

121,015	5,358,462	—	260,113	1,309,019	—
—	—	—	—	—	2,913,148
147,483	—	—	—	—	—
156,097	—	101,702	70,282	—	—
10,355	499,892	46,420	78,786	168,657	14,829
25,312	101,281	12,690	79,444	45,109	20,787
6,616	—	14,404	608	—	12,645
1,378,537	1,286,109	499,312	1,150,133	433,797	1,261,056
—	62,329	—	33,792	34,603	—
—	—	—	—	—	—
79,148,845	2,182,791,194	202,834,755	335,591,857	737,954,999	151,985,244

—	5,429,811	—	150,087	2,347,572	—
200,000	—	—	—	—	2,944,826
—	—	—	—	—	—
13,219	—	106,368	212,824	—	—
—	—	—	—	—	—
63,629	747,587	129,582	117,886	252,089	95,052
592,850	331,608	—	9,235,614	5,887,149	5,968,219
—	—	—	—	—	—
4,490	93,046	9,332	9,507	35,431	7,138
—	—	2,286	41,647	—	—

27,493	51,497	17,265	17,712	21,821	11,911
—	—	—	—	—	—
125,863	319,587	117,248	198,896	255,466	108,025
1,027,544	6,973,136	382,081	9,984,173	8,799,528	9,135,171
$78,121,301	$2,175,818,058	$202,452,674	$325,607,684	$729,155,471	$142,850,073

$105,548,309	$2,008,044,954	$226,506,459	$341,610,914	$667,690,116	$215,032,753
(27,427,008)	167,773,104	(24,053,785)	(16,003,230)	61,465,355	(72,182,680)
$78,121,301	$2,175,818,058	$202,452,674	$325,607,684	$729,155,471	$142,850,073

$92,712,578	$2,013,159,917	$209,980,144	$351,459,731	$696,110,622	$196,739,405
$902,002	$1,085,047	$383,212	$874,473	$972,931	$211,229
$1,176,430	$11,843,615	$—	$18,409,008	$14,912,386	$5,846,172
$1,251	$173	$578	$528,944	$50,529	$—

The accompanying notes are an integral part of the financial statements.

107

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2023

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Class I shares:
Net assets	$282,976,515	$593,578,711
Shares outstanding (a)	38,151,310	71,943,758
Net asset value, offering price and redemption price per share	$7.42	$8.25

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

108

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$78,121,301	$2,175,818,058	$202,452,674	$325,607,684	$729,155,471	$142,850,073
10,743,553	177,914,647	22,272,095	30,447,170	62,893,903	29,715,077
$7.27	$12.23	$9.09	$10.69	$11.59	$4.81

The accompanying notes are an integral part of the financial statements.

109

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2023

	MM Equity Asset Fund	MassMutual Select T. Rowe Price Bond Asset Fund
Investment income (Note 2):
Dividends (a)	$4,959,183	$—
Interest (b)	48,737	20,945,113
Securities lending net income	1,363	32,919
Total investment income	5,009,283	20,978,032
Expenses (Note 3):
Investment advisory fees	585,712	—
Custody fees	106,438	292,948
Audit and tax fees	56,849	74,524
Legal fees	14,416	24,663
Proxy fees	1,748	1,748
Accounting & Administration fees	19,628	118,020
Shareholder reporting fees	96,524	49,857
Trustees’ fees	26,370	43,764
Registration and filing fees	21	35
Transfer agent fees	2,980	2,980
Total expenses	910,686	608,539
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(608,539)
Net expenses:	910,686	—
Net investment income (loss)	4,098,597	20,978,032
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	34,108,569	(33,833,215)
Futures contracts	177,681	(5,306,902)
Written options	—	62,717
Swap agreements	—	(777,707)
Foreign currency transactions	10,140	474,418
Forward contracts	—	(2,561,541)
Net realized gain (loss)	34,296,390	(41,942,230)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	31,211,199	28,477,769 *
Futures contracts	242,502	2,726,966
Swap agreements	—	492,806
Translation of assets and liabilities in foreign currencies	10,680	223,773
Forward contracts	—	(1,955,743)
Net change in unrealized appreciation (depreciation)	31,464,381	29,965,571
Net realized gain (loss) and change in unrealized appreciation (depreciation)	65,760,771	(11,976,659)
Net increase (decrease) in net assets resulting from operations	$69,859,368	$9,001,373

(a)	Net of foreign withholding tax of:	$8,904	$—
(b)	Net of foreign withholding tax of:	$—	$13,862
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$(1,529)

The accompanying notes are an integral part of the financial statements.

110

MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MassMutual Select T. Rowe Price Real Assets Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

$—	$28,007,378	$—	$7,386,125	$8,127,432	$—
5,873,767	1,188,065	7,465,120	439,448	1,290,224	4,648,765
4,567	95,855	11,867	67,337	91,449	20,930
5,878,334	29,291,298	7,476,987	7,892,910	9,509,105	4,669,695

—	—	—	—	—	—
68,120	244,276	65,291	184,112	233,591	53,755
69,280	55,723	55,955	62,423	50,983	54,574
3,027	93,410	8,716	5,635	32,203	5,935
1,748	1,748	1,748	1,748	1,748	1,748
31,480	54,005	18,516	20,565	23,030	16,239
23,336	91,875	30,101	26,604	46,147	26,419
6,280	166,345	14,836	20,232	56,863	11,739
—	—	—	—	—	9
2,980	2,980	2,980	2,979	2,980	2,980
206,251	710,362	198,143	324,298	447,545	173,398

(206,251)	(710,362)	(198,143)	(324,298)	(447,545)	(173,398)
—	—	—	—	—	—
5,878,334	29,291,298	7,476,987	7,892,910	9,509,105	4,669,695

(6,205,861)	17,410,537	(8,240,900)	(226,899)	22,353,871	(14,555,832)
(396,161)	—	(1,394,710)	1,297,213	—	(1,613,242)
—	—	(80,913)	—	—	(158,748)
(1,853)	—	3,209,726	(581,918)	—	—
7,586	44,126	40	(50,848)	(2,015)	—
(295,934)	—	(26,796)	(638,536)	—	—
(6,892,223)	17,454,663	(6,533,553)	(200,988)	22,351,856	(16,327,822)

11,293,664 *	358,010,570	5,944,763	13,145,405 *	58,222,505	(4,792,868)
(257,505)	—	(300,814)	(267,272)	—	133,368
4,062	—	(3,024,005)	266,488	—	—
12,290	(20,125)	3,250	(54)	5,301	—
(13,227)	—	8,266	51,330	—	—
11,039,284	357,990,445	2,631,460	13,195,897	58,227,806	(4,659,500)
4,147,061	375,445,108	(3,902,093)	12,994,909	80,579,662	(20,987,322)
$10,025,395	$404,736,406	$3,574,894	$20,887,819	$90,088,767	$(16,317,627)

$—	$142,477	$—	$344,430	$53,224	$—
$3,774	$—	$—	$—	$—	$—
$(1,108)	$—	$—	$(7,730)	$—	$—

The accompanying notes are an integral part of the financial statements.

111

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MM Equity Asset Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,098,597	$4,586,586
Net realized gain (loss)	34,296,390	43,286,587
Net change in unrealized appreciation (depreciation)	31,464,381	(97,241,742)
Net increase (decrease) in net assets resulting from operations	69,859,368	(49,368,569)
Distributions to shareholders (Note 2):
Class I	(45,772,541)	(81,089,970)
Total distributions	(45,772,541)	(81,089,970)
Net fund share transactions (Note 5):
Class I	(44,384,621)	35,923,057
Increase (decrease) in net assets from fund share transactions	(44,384,621)	35,923,057
Total increase (decrease) in net assets	(20,297,794)	(94,535,482)
Net assets
Beginning of year	303,274,309	397,809,791
End of year	$282,976,515	$303,274,309

The accompanying notes are an integral part of the financial statements.

112

MassMutual Select T. Rowe Price Bond Asset Fund		MassMutual Select T. Rowe Price Emerging Markets Bond Fund		MassMutual Select T. Rowe Price Large Cap Blend Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$20,978,032	$15,245,753	$5,878,334	$4,894,856	$29,291,298	$25,135,661
(41,942,230)	(29,819,262)	(6,892,223)	(6,364,698)	17,454,663	187,695,455
29,965,571	(90,135,324)	11,039,284	(25,272,279)	357,990,445	(755,270,742)
9,001,373	(104,708,833)	10,025,395	(26,742,121)	404,736,406	(542,439,626)

(34,514,988)	(25,803,449)	(4,937,874)	(5,878,302)	(210,457,886)	(407,155,724)
(34,514,988)	(25,803,449)	(4,937,874)	(5,878,302)	(210,457,886)	(407,155,724)

60,601,578	(125,107,682)	(2,859,044)	1,336,110	127,679,067	493,829,914
60,601,578	(125,107,682)	(2,859,044)	1,336,110	127,679,067	493,829,914
35,087,963	(255,619,964)	2,228,477	(31,284,313)	321,957,587	(455,765,436)

558,490,748	814,110,712	75,892,824	107,177,137	1,853,860,471	2,309,625,907
$593,578,711	$558,490,748	$78,121,301	$75,892,824	$2,175,818,058	$1,853,860,471

The accompanying notes are an integral part of the financial statements.

113

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,476,987	$15,836,991
Net realized gain (loss)	(6,533,553)	(9,686,739)
Net change in unrealized appreciation (depreciation)	2,631,460	(16,445,298)
Net increase (decrease) in net assets resulting from operations	3,574,894	(10,295,046)
Distributions to shareholders (Note 2):
Class I	(17,684,326)	(18,493,933)
Total distributions	(17,684,326)	(18,493,933)
Net fund share transactions (Note 5):
Class I	26,665,068	(54,174,044)
Increase (decrease) in net assets from fund share transactions	26,665,068	(54,174,044)
Total increase (decrease) in net assets	12,555,636	(82,963,023)
Net assets
Beginning of year	189,897,038	272,860,061
End of year	$202,452,674	$189,897,038

The accompanying notes are an integral part of the financial statements.

114

MassMutual Select T. Rowe Price Real Assets Fund		MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund		MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022

$7,892,910	$7,817,955	$9,509,105	$8,597,894	$4,669,695	$2,919,573
(200,988)	8,209,276	22,351,856	52,148,746	(16,327,822)	(2,780,390)
13,195,897	(51,130,281)	58,227,806	(250,133,271)	(4,659,500)	(41,812,054)
20,887,819	(35,103,050)	90,088,767	(189,386,631)	(16,317,627)	(41,672,871)

(18,111,194)	(14,576,042)	(53,463,266)	(120,935,066)	(3,256,582)	(1,934,574)
(18,111,194)	(14,576,042)	(53,463,266)	(120,935,066)	(3,256,582)	(1,934,574)

112,491,659	97,651,890	26,590,565	65,387,523	35,715,533	61,065,313
112,491,659	97,651,890	26,590,565	65,387,523	35,715,533	61,065,313
115,268,284	47,972,798	63,216,066	(244,934,174)	16,141,324	17,457,868

210,339,400	162,366,602	665,939,405	910,873,579	126,708,749	109,250,881
$325,607,684	$210,339,400	$729,155,471	$665,939,405	$142,850,073	$126,708,749

The accompanying notes are an integral part of the financial statements.

115

MM Equity Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$7.00	$0.09	$1.39		$1.48	$(0.10)	$(0.96)	$(1.06)	$7.42	22.81%	$282,977	0.28%	N/A	1.26%
9/30/22	10.12	0.10	(1.05)		(0.95)	(0.13)	(2.04)	(2.17)	7.00	(14.16%)	303,274	0.23%	N/A	1.20%
9/30/21	8.79	0.11	2.38		2.49	(0.14)	(1.02)	(1.16)	10.12	30.90%	397,810	0.22%	N/A	1.20%
9/30/20	7.90	0.12	1.25		1.37	(0.11)	(0.37)	(0.48)	8.79	17.91%	423,084	0.24%	N/A	1.48%
9/30/19	12.36	0.12	(0.49	)aa	(0.37)	(0.50)	(3.59)	(4.09)	7.90	3.10%	489,569	0.24%	0.21%	1.48%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	27%	39%	29%	60%	49%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

116

MassMutual Select T. Rowe Price Bond Asset Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$8.63	$0.31	$(0.15)	$0.16	$(0.54)	$—	$(0.54)	$8.25	1.75%	$593,579	0.11%	0.00%	3.70%
9/30/22	10.43	0.21	(1.67)	(1.46)	(0.31)	(0.03)	(0.34)	8.63	(14.50%)	558,491	0.08%	0.00%	2.19%
9/30/21	10.65	0.20	(0.07)	0.13	(0.16)	(0.19)	(0.35)	10.43	1.26%	814,111	0.07%	0.00%	1.89%
9/30/20	10.59	0.24	0.18	0.42	(0.31)	(0.05)	(0.36)	10.65	4.15%	750,915	0.45%	0.33%	2.32%
9/30/19	9.94	0.29	0.69	0.98	(0.33)	—	(0.33)	10.59	10.21%	670,362	0.56%	0.40%	2.90%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	265%	290%	255%	157%	287%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

117

MassMutual Select T. Rowe Price Emerging Markets Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$6.81	$0.53	$0.38	$0.91	$(0.45)	$—	$(0.45)	$7.27	13.45%	$78,121	0.25%	0.00%	7.27%
9/30/22	9.73	0.44	(2.82)	(2.38)	(0.54)	—	(0.54)	6.81	(25.84%)	75,893	0.19%	0.00%	5.29%
9/30/21	9.50	0.51	0.31	0.82	(0.59)	—	(0.59)	9.73	8.74%	107,177	0.17%	0.00%	5.29%
9/30/20	9.91	0.50	(0.41)	0.09	(0.50)	—	(0.50)	9.50	0.88%	109,979	0.76%	0.58%	5.29%
9/30/19	9.64	0.53	0.06	0.59	(0.32)	—	(0.32)	9.91	6.35%	110,630	0.92%	0.70%	5.45%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	28%	37%	49%	56%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

118

MassMutual Select T. Rowe Price Large Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$11.23	$0.16	$2.11	$2.27	$(0.10)	$(1.17)	$(1.27)	$12.23	21.41%	$2,175,818	0.03%	0.00%	1.37%
9/30/22	17.43	0.16	(3.36)	(3.20)	(0.15)	(2.85)	(3.00)	11.23	(22.96%)	1,853,860	0.02%	0.00%	1.13%
9/30/21	13.00	0.16	4.39	4.55	(0.12)	—	(0.12)	17.43	35.17%	2,309,626	0.02%	0.00%	0.97%
9/30/20	11.36	0.11	1.65	1.76	(0.12)	—	(0.12)	13.00	15.60%	1,772,717	0.51%	0.44%	0.91%
9/30/19	10.87	0.12	0.45	0.57	(0.08)	—	(0.08)	11.36	5.39%	1,280,663	0.65%	0.56%	1.09%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	73%	121%	65%	90%	67%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

119

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$9.85	$0.36	$(0.18)	$0.18	$(0.94)	$—	$(0.94)	$9.09	1.86%	$202,453	0.10%	0.00%	3.88%
9/30/22	11.02	0.63	(1.13)	(0.50)	(0.53)	(0.14)	(0.67)	9.85	(4.82%)	189,897	0.07%	0.00%	5.97%
9/30/21	10.64	0.42	0.30	0.72	(0.19)	(0.15)	(0.34)	11.02	6.96%	272,860	0.07%	0.00%	3.93%
9/30/20	10.27	0.15	0.41	0.56	(0.19)	(0.00)[d]	(0.19)	10.64	5.58%	186,441	0.37%	0.13%	1.48%
9/30/19	10.09	0.25	0.14	0.39	(0.21)	—	(0.21)	10.27	3.95%	199,074	0.44%	0.16%	2.50%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	153%	176%	193%	156%	135%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

120

MassMutual Select T. Rowe Price Real Assets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$10.34	$0.34	$0.90	$1.24	$(0.33)	$(0.56)	$(0.89)	$10.69	11.61%	$325,608	0.13%	0.00%	3.09%
9/30/22	12.85	0.49	(1.86)	(1.37)	(0.36)	(0.78)	(1.14)	10.34	(12.24%)	210,339	0.09%	0.00%	3.93%
9/30/21	9.83	0.37	2.89	3.26	(0.24)	—	(0.24)	12.85	33.66%	162,367	0.13%	0.00%	3.04%
9/30/20	10.49	0.23	(0.60)	(0.37)	(0.29)	—	(0.29)	9.83	(3.77%)	99,585	0.69%	0.50%	2.33%
9/30/19	10.56	0.27	(0.16)	0.11	(0.18)	—	(0.18)	10.49	1.26%	82,224	0.86%	0.61%	2.60%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	61%	43%	57%	32%	40%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

121

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$11.01	$0.15	$1.32	$1.47	$(0.10)	$(0.79)	$(0.89)	$11.59	13.50%	$729,155	0.06%	0.00%	1.29%
9/30/22	16.20	0.14	(3.18)	(3.04)	(0.16)	(1.99)	(2.15)	11.01	(21.64%)	665,939	0.03%	0.00%	1.04%
9/30/21	12.41	0.15	4.43	4.58	(0.10)	(0.69)	(0.79)	16.20	37.99%	910,874	0.04%	0.00%	0.97%
9/30/20	11.44	0.07	1.18	1.25	(0.07)	(0.21)	(0.28)	12.41	10.97%	747,318	0.61%	0.53%	0.58%
9/30/19	11.47	0.07	0.09	0.16	(0.04)	(0.15)	(0.19)	11.44	1.72%	632,662	0.76%	0.65%	0.59%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	39%	34%	28%	41%	33%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

122

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/23	$5.47	$0.18	$(0.71)	$(0.53)	$(0.13)	$—	$(0.13)	$4.81	(9.99%)	$142,850	0.12%	0.00%	3.29%
9/30/22	7.62	0.15	(2.17)	(2.02)	(0.13)	—	(0.13)	5.47	(26.97%)	126,709	0.11%	0.00%	2.29%
9/30/21	13.07	0.14	(1.17)	(1.03)	(0.16)	(4.26)	(4.42)	7.62	(10.55%)	109,251	0.15%	0.00%	1.69%
9/30/20	12.25	0.25	1.45	1.70	(0.31)	(0.57)	(0.88)	13.07	15.26%	67,408	0.42%	0.13%	2.07%
9/30/19	10.03	0.30	2.12	2.42	(0.20)	—	(0.20)	12.25	24.53%	153,801	0.43%	0.16%	2.74%

	Year ended September 30
	2023	2022	2021	2020	2019
Portfolio turnover rate	123%	102%	116%	206%	155%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

123

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of 53 series, including the following eight series listed below (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Equity Asset Fund (“Equity Asset Fund”)

MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”)

MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”)

MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”)

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”)

MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”)

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”)

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

124

Notes to Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

125

Notes to Financial Statements (Continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

126

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2023, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock	$277,756,744	$2,534 *	$—		$277,759,278
Rights	—	—	—	+	—
Short-Term Investments	—	4,878,721	—		4,878,721
Total Investments	$277,756,744	$4,881,255	$—		$282,637,999
Liability Derivatives
Futures Contracts	$(181,464)	$—	$—		$(181,464)

MM Select T. Rowe Price Bond Asset Fund
Asset Investments
Bank Loans	$—	$5,391,169	$—		$5,391,169
Corporate Debt	—	139,588,806	—		139,588,806
Municipal Obligations	—	362,205	—		362,205
Non-U.S. Government Agency Obligations	—	37,105,200	—		37,105,200
Sovereign Debt Obligations	—	104,437,680	—		104,437,680
U.S. Government Agency Obligations and Instrumentalities	—	135,158,766	—		135,158,766
U.S. Treasury Obligations	—	143,557,156	—		143,557,156
Short-Term Investments	38,112,800	10,006,169	—		48,118,969
Total Investments	$38,112,800	$575,607,151	$—		$613,719,951
Asset Derivatives
Forward Contracts	$—	$6,370,416	$—		$6,370,416
Futures Contracts	970,241	—	—		970,241
Swap Agreements	—	811,973	—		811,973
Total	$970,241	$7,182,389	$—		$8,152,630
Liability Derivatives
Forward Contracts	$—	$(705,870)	$—		$(705,870)
Futures Contracts	(670,489)	—	—		(670,489)
Swap Agreements	—	(1,324,508)	—		(1,324,508)
Total	$(670,489)	$(2,030,378)	$—		$(2,700,867)

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Investments
Corporate Debt	$—	$21,418,386	$—		$21,418,386
Sovereign Debt Obligations	—	54,387,030	—		54,387,030
Short-Term Investments	594,767	902,002	—		1,496,769
Total Investments	$594,767	$76,707,418	$—		$77,302,185
Asset Derivatives
Forward Contracts	$—	$156,097	$—		$156,097
Futures Contracts	14,864	—	—		14,864
Total	$14,864	$156,097	$—		$170,961
Liability Derivatives
Forward Contracts	$—	$(13,219)	$—		$(13,219)
Futures Contracts	(197,905)	—	—		(197,905)
Total	$(197,905)	$(13,219)	$—		$(211,124)

127

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
MM Select T. Rowe Price Large Cap Blend Fund
Asset Investments
Common Stock	$2,132,543,550	$9,752,568 *	$4,044,951	$2,146,341,069
Preferred Stock	—	7,423,518 *	6,097,888	13,521,406
Short-Term Investments	14,531,229	1,085,047	—	15,616,276
Total Investments	$2,147,074,779	$18,261,133	$10,142,839	$2,175,478,751

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Investments
Corporate Debt	$—	$504,335	$—	$504,335
Municipal Obligations	—	763,727	—	763,727
Non-U.S. Government Agency Obligations	—	113,701	—	113,701
U.S. Government Agency Obligations and Instrumentalities	—	285,752	—	285,752
U.S. Treasury Obligations	—	200,108,117	—	200,108,117
Short-Term Investments	816	383,212	—	384,028
Total Investments	$816	$202,158,844	$—	$202,159,660
Asset Derivatives
Forward Contracts	$—	$101,702	$—	$101,702
Futures Contracts	150,833	—	—	150,833
Swap Agreements	—	296,569	—	296,569
Total	$150,833	$398,271	$—	$549,104
Liability Derivatives
Forward Contracts	$—	$(106,368)	$—	$(106,368)
Futures Contracts	(73,972)	—	—	(73,972)
Swap Agreements	—	(7,399)	—	(7,399)
Total	$(73,972)	$(113,767)	$—	$(187,739)

MM Select T. Rowe Price Real Assets Fund
Asset Investments
Common Stock*
Australia	$—	$31,809,753	$—	$31,809,753
Austria	—	1,421,718	—	1,421,718
Belgium	—	1,486,015	—	1,486,015
Bosnia and Herzegowina	—	559,957	—	559,957
Brazil	6,426,818	—	—	6,426,818
Burkina Faso	1,510,926	—	—	1,510,926
Canada	33,234,287	—	—	33,234,287
Chile	524,798	514,239	—	1,039,037
China	—	523,890	—	523,890
France	—	4,606,585	—	4,606,585
Germany	—	1,544,326	—	1,544,326
Ghana	1,134,173	—	—	1,134,173
Hong Kong	—	2,323,801	—	2,323,801
India	—	545,776	—	545,776
Japan	—	8,653,069	—	8,653,069
Luxembourg	—	1,080,002	—	1,080,002
Mexico	3,177,596	—	—	3,177,596
Netherlands	—	3,331,150	—	3,331,150
Norway	538,286	3,147,339	—	3,685,625
Portugal	—	1,057,838	—	1,057,838
Republic of Korea	—	418,488	—	418,488

128

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MM Select T. Rowe Price Real Assets Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
Russia	$—	$—	$—	+	$—
Singapore	—	1,380,672	—		1,380,672
South Africa	—	6,631,463	—		6,631,463
Spain	—	365,656	—		365,656
Sweden	—	3,114,613	—		3,114,613
United Kingdom	4,674,898	3,789,199	—		8,464,097
United States	172,113,111	1,382,794	—		173,495,905
Vietnam	2,002,717	—	—		2,002,717
Zambia	3,738,884	—	—		3,738,884
Preferred Stock
United States	—	—	1,674,237		1,674,237
Mutual Funds	3,417,382	—	—		3,417,382
Short-Term Investments	16,970,387	2,477,463	—		19,447,850
Total Investments	$249,464,263	$82,165,806	$1,674,237		$333,304,306
Asset Derivatives
Forward Contracts	$—	$70,282	$—		$70,282
Futures Contracts	77,349	—	—		77,349
Total	$77,349	$70,282	$—		$147,631
Liability Derivatives
Forward Contracts	$—	$(212,824)	$—		$(212,824)
Futures Contracts	(225,940)	—	—		(225,940)
Swap Agreements	—	(8,251)	—		(8,251)
Total	$(225,940)	$(221,075)	$—		$(447,015)

MM Select T. Rowe Price Small and Mid Cap Blend Fund
Asset Investments
Common Stock	$685,866,672	$12,278,992 *	$1,156,908		$699,302,572
Preferred Stock	—	876,503 *	9,135,841		10,012,344
Corporate Debt	—	94,492	—		94,492
Warrants	835	—	11,779		12,614
Short-Term Investments	25,515,658	972,931	—		26,488,589
Total Investments	$711,383,165	$14,222,918	$10,304,528		$735,910,611

MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Investments
U.S. Government Agency Obligations and Instrumentalities	$—	$306,443	$—		$306,443
U.S. Treasury Obligations	—	141,269,045	—		141,269,045
Short-Term Investments	5,976,062	211,229	—		6,187,291
Total Investments	$5,976,062	$141,786,717	$—		$147,762,779
Asset Derivatives
Futures Contracts	$15,564	$—	$—		$15,564
Liability Derivatives
Futures Contracts	$(54,599)	$—	$—		$(54,599)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

+	Represents a security at $0 value as of September 30, 2023.

129

Notes to Financial Statements (Continued)

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and cash collateral pledged for open derivatives, as well as any applicable liabilities for investments purchased on a delayed delivery basis, cash collateral held for open derivatives, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2023.

The Funds had no Level 3 transfers during the year ended September 30, 2023.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs
	Investments in Securities
	Balance as of 9/30/22	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/23	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/23
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$1,767,594	$—	$302,652	$(610,275)	$376,370	$(679,433)	$—	$—	$1,156,908	$(372,801)
Preferred Stock	15,270,575	—	(1,660)	(4,493,169)	336,048	(1,975,953)	—	—	9,135,841	(2,979,614)
Warrants	7,487	—	—	(159)	4,451	—	—	—	11,779	(159)
Rights	28,892	—	28,870	(28,892)	—	(28,870)	—	—	—	—
	$17,074,548	$—	$329,862	$(5,132,495)	$716,869	$(2,684,256)	$—	$—	$10,304,528	$(3,352,574)

The MM Select T. Rowe Price Small and Mid Cap Blend Fund may fair value certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the valuation designee. Valuations are reviewed by the valuation designee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the MM Select T. Rowe Price Small and Mid Cap Blend Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

130

Notes to Financial Statements (Continued)

The table excludes securities which were classified as level 3 based upon a broker quote.

Security Description	Fair Value	Valuation Technique(s)	Unobservable Input Description	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Common Stock	$1,156,908
		Market approach	Transaction price	$2.93 - $105.14	$38.81
			EV / Sales	1.7x - 9.8x	5.88x
			EV / GP	3.3x - 13.1x	8.68x

Preferred Stock	$9,135,841	Market approach	Transaction price	$1.02 - $105.14	$51.05
			EV/ Sales	1x - 10.9x	5.78x
			EV/ GP	1.6x - 16.6x	8.77x
			Fully Diluted	20% - 65%	50.08%
			Discount	70%	—

Warrants	$11,779	Black-Scholes option pricing model	Risk-free rate	2.5% - 4.6%	3.78%
			Volatility	28.6% - 39.1%	34.88%
			Years to Expiration	0.6 - 5	1.4
Total	$10,304,528

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

Abbreviation Legend

EV/ GP - financial ratio of comparable public companies’ enterprise value to gross profit; measures the value of a comparable company in terms of its gross profit for a given year

EV/ Sales - financial ratio of comparable public companies’ enterprise value to sales; measures the value of a comparable company in terms of its sales for a given year

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2023, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Equity Asset Fund
Liability Derivatives
Futures Contracts^^	$—	$(181,464)	$—	$—	$(181,464)
Realized Gain (Loss)#
Futures Contracts	$—	$165,039	$—	$12,642	$177,681
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$242,502	$—	$—	$242,502

131

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Bond Asset Fund
Asset Derivatives
Forward Contracts*	$—	$—	$6,370,416	$—	$6,370,416
Futures Contracts^^	—	—	—	970,241	970,241
Swap Agreements*	306,078	—	—	10,274	316,352
Swap Agreements^^,^^^	198,115	—	—	297,506	495,621
Total Value	$504,193	$—	$6,370,416	$1,278,021	$8,152,630
Liability Derivatives
Forward Contracts^	$—	$—	$(705,870)	$—	$(705,870)
Futures Contracts^^	—	—	—	(670,489)	(670,489)
Swap Agreements^	(4,511)	—	—	—	(4,511)
Swap Agreements^^,^^^	(43,484)	—	—	(1,276,513)	(1,319,997)
Total Value	$(47,995)	$—	$(705,870)	$(1,947,002)	$(2,700,867)
Realized Gain (Loss)#
Purchased Options	$—	$—	$(390,570)	$(75,851)	$(466,421)
Forward Contracts	—	—	(2,561,541)	—	(2,561,541)
Futures Contracts	—	—	—	(5,306,902)	(5,306,902)
Swap Agreements	(158,150)	—	—	(619,557)	(777,707)
Written Options	—	—	20,095	42,622	62,717
Total Realized Gain (Loss)	$(158,150)	$—	$(2,932,016)	$(5,959,688)	$(9,049,854)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(1,955,743)	$—	$(1,955,743)
Futures Contracts	—	—	—	2,726,966	2,726,966
Swap Agreements	133,363	—	—	359,443	492,806
Total Change in Appreciation (Depreciation)	$133,363	$—	$(1,955,743)	$3,086,409	$1,264,029

MM Select T. Rowe Price Emerging Markets Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$156,097	$—	$156,097
Futures Contracts^^	—	—	—	14,864	14,864
Total Value	$—	$—	$156,097	$14,864	$170,961
Liability Derivatives
Forward Contracts^	$—	$—	$(13,219)	$—	$(13,219)
Futures Contracts^^	—	—	—	(197,905)	(197,905)
Total Value	$—	$—	$(13,219)	$(197,905)	$(211,124)
Realized Gain (Loss)#
Forward Contracts	$—	$—	$(295,934)	$—	$(295,934)
Futures Contracts	—	—	—	(396,161)	(396,161)
Swap Agreements	(1,853)	—	—	—	(1,853)
Total Realized Gain (Loss)	$(1,853)	$—	$(295,934)	$(396,161)	$(693,948)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(13,227)	$—	$(13,227)
Futures Contracts	—	—	—	(257,505)	(257,505)
Swap Agreements	4,062	—	—	—	4,062
Total Change in Appreciation (Depreciation)	$4,062	$—	$(13,227)	$(257,505)	$(266,670)

132

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Asset Derivatives
Forward Contracts*	$—	$—	$101,702	$—	$101,702
Futures Contracts^^	—	—	—	150,833	150,833
Swap Agreements^^,^^^	—	—	—	296,569	296,569
Total Value	$—	$—	$101,702	$447,402	$549,104
Liability Derivatives
Forward Contracts^	$—	$—	$(106,368)	$—	$(106,368)
Futures Contracts^^	—	—	—	(73,972)	(73,972)
Swap Agreements^^,^^^	—	—	—	(7,399)	(7,399)
Total Value	$—	$—	$(106,368)	$(81,371)	$(187,739)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(20,912)	$(20,912)
Forward Contracts	—	—	(26,796)	—	(26,796)
Futures Contracts	—	—	—	(1,394,710)	(1,394,710)
Swap Agreements	2,462	—	—	3,207,264	3,209,726
Written Options	—	—	—	(80,913)	(80,913)
Total Realized Gain (Loss)	$2,462	$—	$(26,796)	$1,710,729	$1,686,395
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$10,818	$10,818
Forward Contracts	—	—	8,266	—	8,266
Futures Contracts	—	—	—	(300,814)	(300,814)
Swap Agreements	—	—	—	(3,024,005)	(3,024,005)
Total Change in Appreciation (Depreciation)	$—	$—	$8,266	$(3,314,001)	$(3,305,735)

MM Select T. Rowe Price Real Assets Fund
Asset Derivatives
Forward Contracts*	$—	$—	$70,282	$—	$70,282
Futures Contracts^^	—	18,221	—	59,128	77,349
Total Value	$—	$18,221	$70,282	$59,128	$147,631
Liability Derivatives
Forward Contracts^	$—	$—	$(212,824)	$—	$(212,824)
Futures Contracts^^	—	(225,940)	—	—	(225,940)
Swap Agreements^^,^^^	—	—	—	(8,251)	(8,251)
Total Value	$—	$(225,940)	$(212,824)	$(8,251)	$(447,015)
Realized Gain (Loss)#
Purchased Options	$—	$(339,928)	$—	$—	$(339,928)
Forward Contracts	—	—	(638,536)	—	(638,536)
Futures Contracts	—	964,294	—	332,919	1,297,213
Swap Agreements	—	(591,017)	—	9,099	(581,918)
Total Realized Gain (Loss)	$—	$33,349	$(638,536)	$342,018	$(263,169)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$51,330	$—	$51,330
Futures Contracts	—	(198,895)	—	(68,377)	(267,272)
Swap Agreements	—	274,739	—	(8,251)	266,488
Total Change in Appreciation (Depreciation)	$—	$75,844	$51,330	$(76,628)	$50,546

133

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$—	$15,564	$15,564
Liability Derivatives
Futures Contracts^^	$—	$—	$—	$(54,599)	$(54,599)
Realized Gain (Loss)#
Purchased Options	$—	$—	$—	$(14,442)	$(14,442)
Futures Contracts	—	—	—	(1,613,242)	(1,613,242)
Written Options	—	—	—	(158,748)	(158,748)
Total Realized Gain (Loss)	$—	$—	$—	$(1,786,432)	$(1,786,432)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$—	$7,296	$7,296
Futures Contracts	—	—	—	133,368	133,368
Total Change in Appreciation (Depreciation)	$—	$—	$—	$140,664	$140,664

*	Statements of Assets and Liabilities location: Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, forward contracts, futures contracts, or swap agreements, as applicable.

For the year ended September 30, 2023, the average number of contracts, notional amounts, or shares/units outstanding for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units †
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Asset Fund	19	$—	$—	—	—
MM Select T. Rowe Price Bond Asset Fund	1,092	223,010,621	803,030,667	13,546,182	4,432,500
MM Select T. Rowe Price Emerging Markets Bond Fund	74	6,791,089	225,000	—	—
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	191	7,585,198	24,052,667	44	107
MM Select T. Rowe Price Real Assets Fund	177	18,881,047	3,959,909	1,779	—
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	129	—	—	34	81

†

As applicable, amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2023.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an

134

Notes to Financial Statements (Continued)

illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2023. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$350,395	$(132,666)	$(217,729)	$—
Barclays Bank PLC	41,311	(41,311)	—	—
BNP Paribas SA	2,618,122	(36,767)	(2,581,355)	—
Citibank N.A.	464,871	(75,852)	(270,000)	119,019
Deutsche Bank AG	140,277	(93,265)	—	47,012
Goldman Sachs International	315,791	(29,256)	(286,535)	—
HSBC Bank USA	628,247	(26,704)	(601,543)	—
JP Morgan Chase Bank N.A.	58,613	(58,613)	—	—
Morgan Stanley & Co. LLC	370,391	(15,782)	(354,609)	—
Royal Bank of Canada	82,966	(82,966)	—	—
State Street Bank and Trust	980,400	(33,096)	—	947,304
UBS AG	635,384	(28,470)	(552,013)	54,901
	$6,686,768	$(654,748)	$(4,863,784)	$1,168,236

T. Rowe Price Emerging Markets Bond Fund
Barclays Bank PLC	$117	$—	$—	$117
BNP Paribas SA	97,028	(3,108)	—	93,920
Citibank N.A.	1,454	(1,454)	—	—
Goldman Sachs International	11,815	(179)	—	11,636
HSBC Bank USA	36,775	(172)	—	36,603
Morgan Stanley & Co. LLC	3,551	—	—	3,551
UBS AG	5,357	(4,562)	—	795
	$156,097	$(9,475)	$—	$146,622

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$22,673	$(22,673)	$—	$—
BNP Paribas SA	4,622	—	—	4,622
Citibank N.A.	18,719	—	—	18,719
Deutsche Bank AG	4,410	—	—	4,410
Goldman Sachs International	18,469	(6,250)	—	12,219
HSBC Bank USA	11,646	(4,509)	—	7,137
Morgan Stanley & Co. LLC	9,618	(6,791)	—	2,827
UBS AG	11,545	(4,568)	—	6,977
	$101,702	$(44,791)	$—	$56,911

MM Select T. Rowe Price Real Assets Fund
Bank of America N.A.	$15,106	$(2,108)	$—	$12,998
HSBC Bank USA	46,039	(11,156)	—	34,883
Morgan Stanley & Co. LLC	9,137	(9,137)	—	—
	$70,282	$(22,401)	$—	$47,881

135

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2023.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
MM Select T. Rowe Price Bond Asset Fund
Bank of America N.A.	$(132,666)	$132,666	$—	$—
Barclays Bank PLC	(52,115)	41,311	—	(10,804)
BNP Paribas SA	(36,767)	36,767	—	—
Citibank N.A.	(75,852)	75,852	—	—
Deutsche Bank AG	(93,265)	93,265	—	—
Goldman Sachs International	(29,256)	29,256	—	—
HSBC Bank USA	(26,704)	26,704	—	—
JP Morgan Chase Bank N.A.	(72,286)	58,613	—	(13,673)
Morgan Stanley & Co. LLC	(15,782)	15,782	—	—
Royal Bank of Canada	(114,122)	82,966	—	(31,156)
State Street Bank and Trust	(33,096)	33,096	—	—
UBS AG	(28,470)	28,470	—	—
	$(710,381)	$654,748	$—	$(55,633)

T. Rowe Price Emerging Markets Bond Fund
Bank of America N.A.	$(1,491)	$—	$—	$(1,491)
BNP Paribas SA	(3,108)	3,108	—	—
Citibank N.A.	(3,707)	1,454	—	(2,253)
Goldman Sachs International	(179)	179	—	—
HSBC Bank USA	(172)	172	—	—
UBS AG	(4,562)	4,562	—	—
	$(13,219)	$9,475	$—	$(3,744)

MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Bank of America N.A.	$(75,637)	$22,673	$—	$(52,964)
Goldman Sachs International	(6,250)	6,250	—	—
HSBC Bank USA	(4,509)	4,509	—	—
JP Morgan Chase Bank N.A.	(8,613)	—	—	(8,613)
Morgan Stanley & Co. LLC	(6,791)	6,791	—	—
UBS AG	(4,568)	4,568	—	—
	$(106,368)	$44,791	$—	$(61,577)

MM Select T. Rowe Price Real Assets Fund
Bank of America N.A.	$(2,108)	$2,108	$—	$—
Barclays Bank PLC	(43,639)	—	—	(43,639)
Citibank N.A.	(56,624)	—	—	(56,624)
Deutsche Bank AG	(5,432)	—	—	(5,432)
HSBC Bank USA	(11,156)	11,156	—	—
Morgan Stanley & Co. LLC	(54,048)	9,137	—	(44,911)
UBS AG	(39,817)	—	—	(39,817)
	$(212,824)	$22,401	$—	$(190,423)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.

136

Notes to Financial Statements (Continued)

***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2023, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation (depreciation) on the contract.

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Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or

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maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked to market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables

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on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

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When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other

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rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a

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lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2023, the Funds had no unfunded bank loan commitments.

Certain Funds may receive or pay fees associated with investments in bank loans. These fees are included as interest income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value by MML Advisers. A Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, a Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

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Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2023, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2023, is reflected as securities lending income on the Statement of Operations.

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Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The MM Select T. Rowe Price Real Assets Fund invests a significant amount of its assets in foreign securities and the MM Select T. Rowe Price Emerging Markets Bond Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to U.S. federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for U.S. federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

145

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Investment Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives investment advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Asset Fund	0.18%	J.P. Morgan Investment Management Inc.
MM Select T. Rowe Price Bond Asset Fund*,****	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Emerging Markets Bond Fund*,****	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Large Cap Blend Fund	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund*,****	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Real Assets Fund**	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price Small and Mid Cap Blend Fund***	0.00%	T. Rowe Price Associates, Inc.
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%	T. Rowe Price Associates, Inc.

*	T. Rowe Price International Ltd serves as a sub-subadviser of the Fund.
**	T. Rowe Price Japan, Inc. serves as a sub-subadviser of the Fund.
***	T. Rowe Price Investment Management, Inc. serves as a sub-subadviser of the Fund.

****T. Rowe Price Hong Kong Limited serves as a sub-subadviser of the Fund.

MML Advisers pays any subadvisory fees to the subadvisers based upon the average daily net assets of the Fund. The Funds’ subadvisory fees, if applicable, are paid monthly by MML Advisers out of the investment advisory fees.

146

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, based upon the average daily net assets of the Funds, as follows:

Class I
MM Select T. Rowe Price Bond Asset Fund	0.00%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.00%
MM Select T. Rowe Price Large Cap Blend Fund	0.00%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.00%
MM Select T. Rowe Price Real Assets Fund	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.00%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	0.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2023, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Equity Asset Fund	$3,338

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

147

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2023:

Total % Ownership by Related Party
Equity Asset Fund	100.0%
MM Select T. Rowe Price Bond Asset Fund	100.0%
MM Select T. Rowe Price Emerging Markets Bond Fund	100.0%
MM Select T. Rowe Price Large Cap Blend Fund	100.0%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	100.0%
MM Select T. Rowe Price Real Assets Fund	100.0%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	100.0%
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	100.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2023, were as follows:

	Purchases		Sales
	Long- Term U.S. Government Securities	Other Long-Term Securities	Long- Term U.S. Government Securities	Other Long-Term Securities
Equity Asset Fund	$—	$86,503,312	$—	$172,272,241
MM Select T. Rowe Price Bond Asset Fund	1,265,194,801	188,662,451	1,196,675,960	229,545,741
MM Select T. Rowe Price Emerging Markets Bond Fund	—	21,246,057	—	23,061,551
MM Select T. Rowe Price Large Cap Blend Fund	—	1,541,794,862	—	1,535,943,598
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	302,797,252	4,526,991	262,360,988	25,295,760
MM Select T. Rowe Price Real Assets Fund	—	253,368,863	—	149,775,243
MM Select T. Rowe Price Small and Mid Cap Blend Fund	—	277,651,028	—	277,970,853
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	206,047,542	—	171,021,375	—

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/(Losses)
MM Select T. Rowe Price Large Cap Blend Fund	$—	$7,177,129	$3,311,048
MM Select T. Rowe Price Small and Mid Cap Blend Fund	225,453	381,798	(201,488)

148

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Equity Asset Fund Class I
Sold	9,717,513	$69,221,978	12,826,056	$108,281,336
Issued as reinvestment of dividends	6,811,390	45,772,541	9,040,131	81,089,970
Redeemed	(21,728,926)	(159,379,140)	(17,806,773)	(153,448,249)
Net increase (decrease)	(5,200,023)	$(44,384,621)	4,059,414	$35,923,057
MM Select T. Rowe Price Bond Asset Fund Class I
Sold	11,844,443	$99,640,280	6,595,443	$64,637,377
Issued as reinvestment of dividends	4,099,167	34,514,988	2,547,231	25,803,449
Redeemed	(8,725,147)	(73,553,690)	(22,469,805)	(215,548,508)
Net increase (decrease)	7,218,463	$60,601,578	(13,327,131)	$(125,107,682)
MM Select T. Rowe Price Emerging Markets Bond Fund Class I
Sold	630,727	$4,598,556	2,286,899	$18,445,413
Issued as reinvestment of dividends	683,916	4,937,874	650,255	5,878,302
Redeemed	(1,717,621)	(12,395,474)	(2,809,835)	(22,987,605)
Net increase (decrease)	(402,978)	$(2,859,044)	127,319	$1,336,110
MM Select T. Rowe Price Large Cap Blend Fund Class I
Sold	22,013,692	$256,048,211	38,140,999	$536,673,778
Issued as reinvestment of dividends	19,045,963	210,457,886	26,559,408	407,155,724
Redeemed	(28,160,886)	(338,827,030)	(32,177,412)	(449,999,588)
Net increase (decrease)	12,898,769	$127,679,067	32,522,995	$493,829,914
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund Class I
Sold	4,551,493	$41,543,801	8,152,291	$88,123,958
Issued as reinvestment of dividends	1,951,912	17,684,326	1,778,263	18,493,933
Redeemed	(3,508,591)	(32,563,059)	(15,414,432)	(160,791,935)
Net increase (decrease)	2,994,814	$26,665,068	(5,483,878)	$(54,174,044)
MM Select T. Rowe Price Real Assets Fund Class I
Sold	10,615,425	$117,904,513	8,825,504	$111,462,520
Issued as reinvestment of dividends	1,619,964	18,111,194	1,155,912	14,576,042
Redeemed	(2,120,879)	(23,524,048)	(2,286,948)	(28,386,672)
Net increase (decrease)	10,114,510	$112,491,659	7,694,468	$97,651,890
MM Select T. Rowe Price Small and Mid Cap Blend Fund Class I
Sold	6,008,005	$70,412,645	8,963,149	$120,798,855
Issued as reinvestment of dividends	4,698,002	53,463,266	8,589,138	120,935,066
Redeemed	(8,274,777)	(97,285,346)	(13,303,227)	(176,346,398)
Net increase (decrease)	2,431,230	$26,590,565	4,249,060	$65,387,523
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund Class I
Sold	9,224,298	$49,900,413	13,442,628	$92,251,410
Issued as reinvestment of dividends	577,408	3,256,582	248,980	1,934,574
Redeemed	(3,263,069)	(17,441,462)	(4,852,378)	(33,120,671)
Net increase (decrease)	6,538,637	$35,715,533	8,839,230	$61,065,313

149

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2023, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Asset Fund	$237,522,888	$54,151,381	$(9,217,735)	$44,933,646
MM Select T. Rowe Price Bond Asset Fund	676,697,489	577,517	(58,382,613)	(57,805,096)
MM Select T. Rowe Price Emerging Markets Bond Fund	93,968,356	1,107,065	(17,813,399)	(16,706,334)
MM Select T. Rowe Price Large Cap Blend Fund	2,046,902,800	190,200,075	(61,624,124)	128,575,951
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	212,317,453	123	(9,796,551)	(9,796,428)
MM Select T. Rowe Price Real Assets Fund	356,871,401	11,915,611	(35,782,090)	(23,866,479)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	705,524,832	97,508,195	(67,122,416)	30,385,779
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	198,223,553	—	(50,499,809)	(50,499,809)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2023, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
MM Select T. Rowe Price Bond Asset Fund	$32,937,432	$49,303,334
MM Select T. Rowe Price Emerging Markets Bond Fund	3,342,945	10,943,860
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	7,167,343	13,043,201
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	5,332,833	20,748,479

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2023, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$4,443,157	$41,329,384
MM Select T. Rowe Price Bond Asset Fund	34,514,988	—
MM Select T. Rowe Price Emerging Markets Bond Fund	4,937,874	—
MM Select T. Rowe Price Large Cap Blend Fund	16,054,012	194,403,874
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	17,684,326	—
MM Select T. Rowe Price Real Assets Fund	6,780,212	11,330,982
MM Select T. Rowe Price Small and Mid Cap Blend Fund	5,814,176	47,649,090
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	3,256,582	—

150

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
Equity Asset Fund	$15,272,413	$65,817,557
MM Select T. Rowe Price Bond Asset Fund	24,045,723	1,757,726
MM Select T. Rowe Price Emerging Markets Bond Fund	5,878,302	—
MM Select T. Rowe Price Large Cap Blend Fund	140,955,247	266,200,477
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	15,969,168	2,524,765
MM Select T. Rowe Price Real Assets Fund	6,076,480	8,499,562
MM Select T. Rowe Price Small and Mid Cap Blend Fund	25,974,162	94,960,904
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	1,934,574	—

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2023, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Equity Asset Fund	$3,635,109	$32,521,794	$(31,046)	$44,922,767	$81,048,624
MM Select T. Rowe Price Bond Asset Fund	7,135,159	(82,240,766)	(14,806)	(57,773,074)	(132,893,487)
MM Select T. Rowe Price Emerging Markets Bond Fund	3,560,864	(14,286,805)	(2,221)	(16,698,846)	(27,427,008)
MM Select T. Rowe Price Large Cap Blend Fund	29,201,466	10,027,514	(30,034)	128,574,158	167,773,104
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	5,952,184	(20,210,544)	(3,891)	(9,791,534)	(24,053,785)
MM Select T. Rowe Price Real Assets Fund	5,796,213	2,131,002	(2,038)	(23,928,407)	(16,003,230)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	8,701,976	22,393,644	(14,281)	30,384,016	61,465,355
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	4,401,434	(26,081,312)	(2,993)	(50,499,809)	(72,182,680)

151

Notes to Financial Statements (Continued)

During the year ended September 30, 2023, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Equity Asset Fund	$4,508	$33,663	$(38,171)
MM Select T. Rowe Price Bond Asset Fund	(11,833)	9,891,276	(9,879,443)
MM Select T. Rowe Price Emerging Markets Bond Fund	323	1,112,848	(1,113,171)
MM Select T. Rowe Price Large Cap Blend Fund	4,361	89,385	(93,746)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	565	153,213	(153,778)
MM Select T. Rowe Price Real Assets Fund	11,580	1,047,703	(1,059,283)
MM Select T. Rowe Price Small and Mid Cap Blend Fund	50,054	196,138	(246,192)
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund	434	47,078	(47,512)

The Funds did not have any unrecognized tax benefits at September 30, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

In December 2022, FASB issued Accounting Standards Update 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” (“ASU 2022-06”). ASU 2022-06 is an update of ASU 2020-04, which responded to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be

152

Notes to Financial Statements (Continued)

discontinued because of reference rate reform. ASU 2022-06 defers the sunset date provision included in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

9.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and may continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

10.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States, other countries, and certain international organizations. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. These sanctions and any other intergovernmental actions (including retaliatory actions by the Russian government) may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 21, 2023

We have served as the auditor of one or more MassMutual investment companies since 1995.

154

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing the MassMutual Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	110

Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	110

Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	110

Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MML Advisers).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

155

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	110

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Chairperson (since 2017), Lead Director (2015-2017), Member (since 2014) and Chairperson (since 2015) of the Nominating and Governance Committee, Member (since 2019) of the Compensation Committee, and Member (2014-2019) of the Audit Committee, InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	110

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization).	110

Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

156

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2009	Retired.	112^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul LaPiana^^ Year of birth: 1969	Trustee President	Since 2023 2021- 2023	Head of Brand, Product, and Affiliated Distribution (since 2023), Head of MassMutual U.S. Product (2019-2023), Head of Field Management (2016-2019), MassMutual.	110

Director (since 2023), President (2021-2023), MML Advisers; Trustee (since 2023), President (2021-2023), MassMutual Premier Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MassMutual Advantage Funds (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund (open-end investment company); Trustee (since 2023), President (2021-2023), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen^^^ Year of birth: 1957	Trustee	Since 2021	Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	112^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

157

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	President Vice President	Since 2023 2021- 2023

President (since 2023), Vice President (2021-2023), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016-2019), State Street Global Advisors; President (since 2023), Vice President (2021-2023), MassMutual Premier Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MassMutual Advantage Funds (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund (open-end investment company); President (since 2023), Vice President (2021-2023), MML Series Investment Fund II (open-end investment company).

110
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

110
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

110
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

110

158

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

110
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

110

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. LaPiana is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

159

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2023, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Equity Asset Fund	97.43%
MM Select T. Rowe Price Bond Asset Fund	0.04%
MM Select T. Rowe Price Large Cap Blend Fund	81.87%
MM Select T. Rowe Price Real Assets Fund	21.35%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	77.49%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2023.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

160

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at https://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2023, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Equity Asset Fund, MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding

161

Other Information (Unaudited) (Continued)

each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any performance periods are to periods ended December 31, 2022, except as otherwise noted. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all of the Funds were in the 1st comparative percentile of their peer groups, and that each Fund had net advisory fees in the first comparative percentile of their peer groups, except for the Equity Asset Fund which had a net advisory fee in the top comparative decile of its peer group. The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, in light of the total net expenses of the Funds generally, were consistent with the continuation of the Contracts.

As to each Fund other than the MM Select T. Rowe Price Real Assets Fund, the Committee considered that each of the Funds had achieved three-year investment performance at or above the medians of their performance categories, or within the top sixty percent of their performance categories.

As to the MM Select T. Rowe Price Real Assets Fund, the Committee noted MML Advisers’ view that the Fund’s underperformance over the three-year period was due to a differentiated product design as compared to its performance category peers, with a broad exposure across different categories of real assets, including an overweight to real estate, and an underweight to energy and materials, which contributed substantially to the Fund’s underperformance to peer funds. The Committee noted MML Advisers’ statement that the subadviser to the MassMutual Select T. Rowe Price Retirement Funds, for which the Fund serves as an underlying fund, considers the Fund’s broad diversification among categories to be a desirable characteristic.

The Committee determined on the basis of these factors and on other factors and information considered by the Committee that the Funds’ performance, for the various periods presented, were generally consistent with the continuation of the Contracts.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has

162

Other Information (Unaudited) (Continued)

proposed in respect of the underperformance of a Fund are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Also at their meeting in June 2023, the Trustees, including the Independent Trustees, reviewed and approved a proposal to make a change to the existing subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the MM Select T. Rowe Price Emerging Markets Bond Fund (the “Fund” and the “Subadvisory Agreement Amendment”) intended to permit T. Rowe Price to delegate to its advisory affiliates. The Trustees considered, among other things, that any such delegation by T. Rowe Price would be subject to the consent of MML Advisers and the Board. At their meeting in March 2023, the Trustees, including the Independent Trustees, had previously approved (i) an amendment to the subadvisory agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”) in order to add T. Rowe Price Hong Kong as a sub-subadviser to the Fund (the “Hong Kong Sub-Subadvisory Agreement Amendment”), and (ii) an amendment to the subadvisory agreement between T. Rowe Price and T. Rowe Price International Ltd (“T. Rowe Price International”) in order to add T. Rowe Price International as a sub-subadviser to the Fund (the “International Sub-Subadvisory Agreement Amendment”). The Trustees considered, among other things, that the Hong Kong Sub-Subadvisory Agreement Amendment and International Sub-Subadvisory Agreement Amendment would each not result in any changes in the fees payable by the Fund or MML Advisers and that the services provided would continue to be subject to the supervision of T. Rowe Price. The Trustees concluded that the Subadvisory Agreement Amendment, Hong Kong Sub-Subadvisory Agreement Amendment, and International Sub-Subadvisory Agreement Amendment are in the best interests of the Fund and its shareholders. In their deliberations, the Trustees were advised by independent counsel.

Prior to the votes being taken to approve the Subadvisory Agreement Amendment, Hong Kong Sub-Subadvisory Agreement Amendment, and International Sub-Subadvisory Agreement Amendment discussed above, the Independent Trustees met separately at each meeting in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Subadvisory Agreement Amendment, Hong Kong Sub-Subadvisory Agreement Amendment, and International Sub-Subadvisory Agreement Amendment each became effective on July 1, 2023.

163

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2023

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2023:

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2023.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Equity Asset Fund
Class I	$1,000	0.28%	$1,063.00	$1.45	$1,023.70	$1.42
MM Select T. Rowe Price Bond Asset Fund
Class I	1,000	0.00%	971.70	0.00	1,025.10	0.00
MM Select T. Rowe Price Emerging Markets Bond Fund
Class I	1,000	0.00%	1,002.80	0.00	1,025.10	0.00
MM Select T. Rowe Price Large Cap Blend Fund
Class I	1,000	0.00%	1,072.80	0.00	1,025.10	0.00
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Class I	1,000	0.00%	989.10	0.00	1,025.10	0.00
MM Select T. Rowe Price Real Assets Fund
Class I	1,000	0.00%	955.30	0.00	1,025.10	0.00

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Class I	$1,000	0.00%	$1,009.60	$0.00	$1,025.10	$0.00
MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund
Class I	1,000	0.00%	860.50	0.00	1,025.10	0.00

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2023, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

©2023 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.	MM202410-307191

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of September 30, 2023, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2023, there were no reportable amendments to any provision of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2023 and 2022 were $1,673,256 and $1,801,058, respectively.
(b)	AUDIT-RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2023 and 2022 were $0 and $104,206, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2023 and 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2023 and 2022.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2023 and 2022 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2023 and 2022 were $692,517 and $1,321,868, respectively.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/Andrea Anastasio
Andrea Anastasio, President and Principal Executive Officer

Date	11/21/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Andrea Anastasio
Andrea Anastasio, President and Principal Executive Officer

Date	11/21/2023

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	11/21/2023